UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Barbara E. Courtney, Controller and Chief Accounting Officer Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders

[Attached EDGARIZED ANNUAL REPORT]

Annual Report December 31, 2012

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 28 Portfolios

•	Growth Stock Portfolio
•	Focused Appreciation Portfolio
•	Large Cap Core Stock Portfolio
•	Large Cap Blend Portfolio
•	Index 500 Stock Portfolio
•	Large Company Value Portfolio
•	Domestic Equity Portfolio
•	Equity Income Portfolio
•	Mid Cap Growth Stock Portfolio
•	Index 400 Stock Portfolio
•	Mid Cap Value Portfolio
•	Small Cap Growth Stock Portfolio
•	Index 600 Stock Portfolio
•	Small Cap Value Portfolio
•	International Growth Portfolio
•	Research International Core Portfolio
•	International Equity Portfolio
•	Emerging Markets Equity Portfolio
•	Money Market Portfolio
•	Short-Term Bond Portfolio
•	Select Bond Portfolio
•	Long-Term U.S. Government Bond Portfolio
•	Inflation Protection Portfolio
•	High Yield Bond Portfolio
•	Multi-Sector Bond Portfolio
•	Commodities Return Strategy Portfolio
•	Balanced Portfolio
•	Asset Allocation Portfolio

Letter to Clients

December 31, 2012

At this time last year, we shared our views with contract holders about markets being dominated by macroeconomic themes, as opposed to individual, company specific factors. The macroeconomic landscape led to “risk on/risk off” trades and sharp volatility. A similar market environment was again the primary story of 2012, as markets continued to react to an uncertain economic outlook. Risk aversion in markets rose considerably over the summer of 2012 as the economic outlook dimmed, declining later in the year upon the announcements of additional stimulus from the world’s central banks. Measuring returns from the beginning to the end of the year, riskier assets generally outperformed their less risky counterparts, which was a notable divergence from 2011 market performance. For example, international markets outperformed the U.S., as the European Union took additional steps toward financial reform and economic growth stabilized in the developing world.

In the United States, investors’ preference for riskier assets was also evident, as all of the major U.S. equity indices posted double-digit returns. Mid-sized companies, as measured by the S&P MidCap 400® Index, led the rally, followed by the S&P SmallCap 600® Index and the S&P 500® Index of larger companies.

Similarly, within fixed income markets, high yield corporate bonds rallied along with other credit sensitive bonds. Within the universe of corporate debt, lower quality bonds generally outperformed higher quality, investment grade debt. Bonds that offered more stability and lower yields—Treasurys and mortgage-backed securities—lagged the corporate bond market while posting solid returns.

At a high level, markets responded favorably to the coordinated efforts of policy makers to stimulate the global economy. However, the economy continued to grow at a relatively slow pace with high unemployment. In our view, the optimism that markets expressed during 2012 was somewhat disconnected with the long-term outlook for global growth. Unanswered questions regarding growth rates and debt levels in the developed world lingered despite the robust market performance. In our opinion, the biggest concern for financial markets is whether developed countries across the globe will have the ability to grow their way out of debt without the help of economic and financial stimulus.

For all that was uncertain, we found some reasons for optimism. Profit margins on average hit all time highs, while companies continued to hold record amounts of cash on comparatively healthy balance sheets. How corporations decide to utilize these resources is likely to be an important influence on the economy at this point in the business cycle. With some clarity in economic policy, a broad-based move toward capital spending and infrastructure projects could increase economic growth.

Given all of the economic crosscurrents and market volatility, we have a somewhat cautious outlook going into 2013, as we believe that slow economic growth is likely to persist. We also think that the public and private sectors will continue to grapple with policy decisions that could shape the investment landscape for many years.

Despite all of the economic challenges that we have seen over the last several years, we continue to believe that spreading investment risk across many different asset classes can act as an implicit hedge against uncertainty.

While markets remain relatively unpredictable, investors still have control over determining their goals through careful financial planning and saving for the future. To reach your important financial targets, we would encourage you to work with a financial professional to develop a plan consistent with your risk tolerance, goals, and other wealth and life cycle considerations.

R. David Ells, CFA

President of Northwestern Mutual Series Fund, Inc.

Managing Director of Mason Street Advisors, LLC

Northwestern Mutual Series Fund, Inc.

Table of Contents

Expense Examples	i
Series Fund Overviews and Schedules of Investments:
Growth Stock Portfolio	1
Focused Appreciation Portfolio	5
Large Cap Core Stock Portfolio	8
Large Cap Blend Portfolio	12
Index 500 Stock Portfolio	15
Large Company Value Portfolio	22
Domestic Equity Portfolio	27
Equity Income Portfolio	30
Mid Cap Growth Stock Portfolio	35
Index 400 Stock Portfolio	39
Mid Cap Value Portfolio	45
Small Cap Growth Stock Portfolio	50
Index 600 Stock Portfolio	54
Small Cap Value Portfolio	62
International Growth Portfolio	66
Research International Core Portfolio	70
International Equity Portfolio	76
Emerging Markets Equity Portfolio	81
Money Market Portfolio	86
Short-Term Bond Portfolio	90
Select Bond Portfolio	97
Long-Term U.S. Government Bond Portfolio	112
Inflation Protection Portfolio	119
High Yield Bond Portfolio	129
Multi-Sector Bond Portfolio	140
Commodities Return Strategy Portfolio	161
Balanced Portfolio	165
Asset Allocation Portfolio	189
Benchmark Definitions	211
Statements of Assets and Liabilities	214
Consolidated Statement of Assets and Liabilities (Commodities Return Strategy Portfolio)	218
Statements of Operations	220
Consolidated Statement of Operations (Commodities Return Strategy Portfolio)	224
Statements of Changes in Net Assets	226
Consolidated Statement of Changes in Net Assets (Commodities Return Strategy Portfolio)	234
Statement of Cash Flows	235
Financial Highlights	236
Notes to Financial Statements	244
Report of Independent Registered Public Accounting Firm	265
Proxy Voting and Portfolio Holdings	266
Director and Officer Information	267
Approval and Continuance of Investment Sub-Advisory Agreements	270

Mason Street Advisors, LLC (“Mason Street Advisors”), adviser to the Northwestern Mutual Series Fund, Inc., is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Mason Street Advisors is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc., and has engaged and oversees sub-advisers who provide day-to-day management for certain of the Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors disclaims any responsibility to update these views.

Expense Examples (unaudited)

Example

As a shareholder of each Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period July 1, 2012 to December 31, 2012*	Annualized Expense Ratio

Growth Stock Portfolio
Actual	$1,000.00	$1,032.55	$2.30	0.45%
Hypothetical (5% return before expenses)	1,000.00	1,022.87	2.29	0.45

Focused Appreciation Portfolio
Actual	1,000.00	1,057.83	3.88	0.75
Hypothetical (5% return before expenses)	1,000.00	1,021.37	3.81	0.75

Large Cap Core Stock Portfolio
Actual	1,000.00	1,044.00	2.41	0.47
Hypothetical (5% return before expenses)	1,000.00	1,022.77	2.39	0.47

Large Cap Blend Portfolio
Actual	1,000.00	1,088.71	4.46	0.85
Hypothetical (5% return before expenses)	1,000.00	1,020.86	4.32	0.85

Index 500 Stock Portfolio
Actual	1,000.00	1,058.42	1.14	0.22
Hypothetical (5% return before expenses)	1,000.00	1,024.03	1.12	0.22

i	Expense Examples

Expense Examples (unaudited)

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period July 1, 2012 to December 31, 2012*	Annualized Expense Ratio

Large Company Value Portfolio
Actual	$1,000.00	$1,076.72	$4.18	0.80%
Hypothetical (5% return before expenses)	1,000.00	1,021.11	4.06	0.80

Domestic Equity Portfolio
Actual	1,000.00	1,088.59	3.10	0.59
Hypothetical (5% return before expenses)	1,000.00	1,022.17	3.00	0.59

Equity Income Portfolio
Actual	1,000.00	1,082.92	3.61	0.69
Hypothetical (5% return before expenses)	1,000.00	1,021.67	3.51	0.69

Mid Cap Growth Stock Portfolio
Actual	1,000.00	1,052.89	2.73	0.53
Hypothetical (5% return before expenses)	1,000.00	1,022.47	2.69	0.53

Index 400 Stock Portfolio
Actual	1,000.00	1,090.90	1.52	0.29
Hypothetical (5% return before expenses)	1,000.00	1,023.68	1.48	0.29

Mid Cap Value Portfolio
Actual	1,000.00	1,087.05	4.98	0.95
Hypothetical (5% return before expenses)	1,000.00	1,020.36	4.82	0.95

Small Cap Growth Stock Portfolio
Actual	1,000.00	1,027.85	3.11	0.61
Hypothetical (5% return before expenses)	1,000.00	1,022.07	3.10	0.61

Index 600 Stock Portfolio
Actual	1,000.00	1,075.51	1.77	0.34
Hypothetical (5% return before expenses)	1,000.00	1,023.43	1.73	0.34

Small Cap Value Portfolio
Actual	1,000.00	1,103.14	4.76	0.90
Hypothetical (5% return before expenses)	1,000.00	1,020.61	4.57	0.90

International Growth Portfolio
Actual	1,000.00	1,147.81	4.37	0.81
Hypothetical (5% return before expenses)	1,000.00	1,021.06	4.12	0.81

Research International Core Portfolio
Actual	1,000.00	1,128.45	5.83	1.09
Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.53	1.09

International Equity Portfolio
Actual	1,000.00	1,172.63	3.77	0.69
Hypothetical (5% return before expenses)	1,000.00	1,021.67	3.51	0.69

Expense Examples	ii

Expense Examples (unaudited)

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period July 1, 2012 to December 31, 2012*	Annualized Expense Ratio

Emerging Markets Equity Portfolio
Actual	$1,000.00	$1,125.23	$7.85	1.47%
Hypothetical (5% return before expenses)	1,000.00	1,017.75	7.46	1.47

Money Market Portfolio
Actual	1,000.00	1,000.39	0.85	0.17
Hypothetical (5% return before expenses)	1,000.00	1,024.28	0.87	0.17

Short-Term Bond Portfolio
Actual	1,000.00	1,010.73	2.22	0.44
Hypothetical (5% return before expenses)	1,000.00	1,022.92	2.24	0.44

Select Bond Portfolio
Actual	1,000.00	1,019.20	1.62	0.32
Hypothetical (5% return before expenses)	1,000.00	1,023.53	1.63	0.32

Long-Term U.S. Government Bond Portfolio
Actual	1,000.00	994.50	3.47	0.69
Hypothetical (5% return before expenses)	1,000.00	1,021.42	3.52	0.69

Inflation Protection Portfolio
Actual	1,000.00	1,032.30	3.32	0.65
Hypothetical (5% return before expenses)	1,000.00	1,021.87	3.30	0.65

High Yield Bond Portfolio
Actual	1,000.00	1,071.81	2.55	0.49
Hypothetical (5% return before expenses)	1,000.00	1,022.67	2.49	0.49

Multi-Sector Bond Portfolio
Actual	1,000.00	1,073.52	4.59	0.88
Hypothetical (5% return before expenses)	1,000.00	1,020.71	4.47	0.88

Commodities Return Strategy Portfolio
Actual	1,000.00	1,024.70	4.63	0.91
Hypothetical (5% return before expenses)	1,000.00	1,020.33	4.62	0.91

Balanced Portfolio
Actual	1,000.00	1,047.22	1.54	0.30
Hypothetical (5% return before expenses)	1,000.00	1,023.63	1.53	0.30

Asset Allocation Portfolio
Actual	1,000.00	1,054.46	2.89	0.56
Hypothetical (5% return before expenses)	1,000.00	1,022.32	2.85	0.56

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

iii	Expense Examples

Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest in well-established companies with above average potential for earnings growth.	$534 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Growth Stock Portfolio (the “Portfolio”). Normally, the Portfolio invests in the equity securities of well established, medium and large capitalization companies that are selected for their above average earnings growth potential, with an emphasis on companies that have strong financial characteristics. In evaluating individual companies, the Portfolio considers factors such as the company management team, product outlook, competitive position, global exposure, financial characteristics and valuation.

Market Overview

Equity markets finished the year with solid gains despite economic uncertainty and significant volatility. Throughout the year, investors shifted their focus from uncertainty regarding the pace of global economic growth to evaluating fiscal and economic stimulus measures implemented globally. The economic slowdown in China, fiscal and debt crises in Europe, and the slow pace of growth in the U.S. drove volatility. As these issues arose, policy makers responded with stimulus and financing measures designed to calm markets. Ultimately, investors embraced risk, as record profit margins in the U.S. and remarkable cash flow generation propelled equity markets during the year.

As measured by the relevant Russell Indices, growth-oriented stocks posted double-digit returns, but trailed value shares, in part due to the volatility of growth expectations. Growth investors base investments on evaluating the future growth opportunities of more expensive, rapid growth companies. The economic environment added to concerns about the growth that these types of companies could experience going forward.

Portfolio Results

The Growth Stock Portfolio returned 12.94% for the twelve months ended December 31, 2012. By comparison, the Russell 1000® Growth Index (the “Index”) returned 15.26%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio trailed the 16.00% average return of its Large Cap Growth Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s underperformance relative to the Index was largely attributable to stock selection in the Healthcare and Energy sectors. In the Healthcare space, the Portfolio’s position in Express Scripts was a negative contributor. The company faced difficulty managing its growth plans, as markets became somewhat concerned with its long-term growth potential, particularly after it acquired MedCo. The Portfolio’s performance was also hurt by Allergan, as the company missed its high growth targets which led to underperformance relative to slower growth large pharmaceutical companies. This positioning hurt performance relative to the Index. The Portfolio did not hold Amgen or Regeneron, as their paths to sustainable, long-term growth were unclear to the portfolio managers. Both Index stocks participated in the biotechnology rally, adding return to the Index, and in turn, detracting from the Portfolio’s relative results.

The Portfolio’s holdings in Energy lagged as a result of holdings in the equipment and services and oil, gas and consumable fuels industries. National Oilwell Varco, Inc. was a stock that we favored for its strong exposure to offshore drilling. However, the company made acquisitions unrelated to its core business and the stock declined during 2012. Similarly, the portfolio managers felt Weatherford International, Ltd. had turnaround growth potential, but its shares declined as the company struggled to execute on its plans. In the oil, gas & consumable fuels industry, Portfolio holdings in Occidental Petroleum Corp., Anadarko Petroleum Corp., and Concho Resources, Inc., hurt performance compared with the Index. Occidental Petroleum was the most significant detractor, as the stock’s price sank on market concerns about returns on capital due to higher than expected production costs.

Shifting to positive contributors to relative results, the Portfolio’s emphasis on holdings in some higher quality banks in the Financials sector helped performance. Picks in banks, such as J.P. Morgan and Chase & Co. and Wells Fargo & Co. worked well for the Portfolio. Cellular tower operator American Tower also did well thanks to growing demand for telecommunication infrastructure needed to support new, data-intensive smartphones. In the beverages industry, the Portfolio benefited from seeking growth in a mid-sized, faster growing company (Monster Beverage Corp.), while deemphasizing the slower growth, household names (PepsiCo Inc. and Coca-Cola Co.).

Portfolio Manager Outlook

We believe that the current environment of slow global growth and heightened volatility is likely to persist in 2013. Early in the year, the economy could benefit from capital spending decisions that companies have delayed due to economic and legislative uncertainty. The pace of global growth will largely depend upon China. If China improves, Europe is likely to follow, as Chinese consumers are a large source of demand for European exports. The cyclical growth stocks in the Portfolio may benefit from this theme.

Growth Stock Portfolio	1

Growth Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Growth Stock Portfolio	12.94%	0.99%	5.56%
Russell 1000® Growth Index	15.26%	3.12%	7.52%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	16.00%	1.45%	7.23%

The performance data quoted represents past
performance. Past performance is historical and does
not guarantee future performance. Investment return
and principal value will fluctuate, so that shares, when
redeemed, may be worth more or less than their
original cost. Current performance may be lower or
higher than the performance data quoted. For the
most recent month-end performance information visit
www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/02. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments as a cash management strategy, to seek to enhance returns, for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
Apple, Inc.	7.1%
Qualcomm, Inc.	2.8%
Google, Inc. - Class A	2.6%
Monsanto Co.	2.2%
Visa, Inc. - Class A	2.0%
Schlumberger, Ltd.	2.0%
American Tower Corp.	2.0%
EMC Corp.	1.8%
International Business Machines Corp.	1.8%
Microsoft Corp.	1.7%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

2	Growth Stock Portfolio

Growth Stock Portfolio

Schedule of Investments

December 31, 2012

	Common Stocks (94.1%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (14.8%)
*	Amazon.com, Inc.	22,750	5,713
	Comcast Corp. - Class A	175,250	6,551
*	Delphi Automotive PLC	135,000	5,164
	Dick’s Sporting Goods, Inc.	95,900	4,362
*	Dollar General Corp.	162,900	7,182
	Las Vegas Sands Corp.	95,900	4,427
	Limited Brands, Inc.	123,800	5,826
	Macy’s, Inc.	118,550	4,626
*	Michael Kors Holdings, Ltd.	121,000	6,175
	News Corp. - Class A	146,500	3,742
*	Priceline.com, Inc.	7,500	4,659
	Starbucks Corp.	146,450	7,853
	Target Corp.	89,000	5,266
	Viacom, Inc. - Class B	147,600	7,784

	Total		79,330

	Consumer Staples (6.8%)
	Costco Wholesale Corp.	59,900	5,916
	CVS Caremark Corp.	133,229	6,442
	The Estee Lauder Cos., Inc. - Class A	89,800	5,375
	PepsiCo, Inc.	83,500	5,714
	Philip Morris International, Inc.	97,200	8,130
	Whole Foods Market, Inc.	54,400	4,968

	Total		36,545

	Energy (6.9%)
	Anadarko Petroleum Corp.	95,250	7,078
*	Concho Resources, Inc.	45,700	3,681
	National-Oilwell Varco, Inc.	76,900	5,256
	Occidental Petroleum Corp.	94,500	7,240
	Schlumberger, Ltd.	154,000	10,671
*	Weatherford International, Ltd.	243,954	2,730

	Total		36,656

	Financials (7.2%)
	American Express Co.	147,400	8,472
	American Tower Corp.	134,525	10,395
	Invesco, Ltd.	123,400	3,219
	JPMorgan Chase & Co.	186,400	8,196
	Wells Fargo & Co.	234,250	8,007

	Total		38,289

	Health Care (11.4%)
	Abbott Laboratories	57,000	3,734
*	Alexion Pharmaceuticals, Inc.	55,700	5,225
	AmerisourceBergen Corp.	160,000	6,909

	Common Stocks (94.1%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Biogen Idec, Inc.	35,000	5,133
*	Catamaran Corp.	137,400	6,473
*	Express Scripts Holding Co.	107,250	5,791
*	Gilead Sciences, Inc.	110,300	8,102
	Johnson & Johnson	73,400	5,145
	Perrigo Co.	35,400	3,683
	UnitedHealth Group, Inc.	68,300	3,705
*	Vertex Pharmaceuticals, Inc.	60,850	2,552
*	Watson Pharmaceuticals, Inc.	49,700	4,274

	Total		60,726

	Industrials (11.1%)
	The Boeing Co.	100,050	7,540
	C.H. Robinson Worldwide, Inc.	42,400	2,681
	Cummins, Inc.	28,975	3,139
	Danaher Corp.	155,150	8,673
	FedEx Corp.	59,768	5,482
	Honeywell International, Inc.	110,400	7,007
	Precision Castparts Corp.	33,712	6,386
	SPX Corp.	55,075	3,863
	Union Pacific Corp.	52,500	6,600
	United Technologies Corp.	94,777	7,773

	Total		59,144

	Information Technology (32.0%)
	Apple, Inc.	71,200	37,952
	Avago Technologies, Ltd.	127,700	4,043
*	Baidu, Inc., ADR	15,000	1,504
	Broadcom Corp. - Class A	193,450	6,425
*	Citrix Systems, Inc.	45,900	3,018
*	Cognizant Technology Solutions Corp. - Class A	103,700	7,679
*	eBay, Inc.	149,900	7,648
*	EMC Corp.	386,000	9,766
*	Facebook, Inc. - Class A	56,400	1,502
*	Google, Inc. - Class A	19,742	14,004
	Intel Corp.	119,700	2,469
	International Business Machines Corp.	50,500	9,673
	MasterCard, Inc. - Class A	13,000	6,387
	Microsoft Corp.	338,400	9,045
*	NetApp, Inc.	72,200	2,422
	Oracle Corp.	234,500	7,814
	Qualcomm, Inc.	243,500	15,102
*	Salesforce.com, Inc.	39,800	6,690
	Visa, Inc. - Class A	70,700	10,717
*	VMware, Inc. - Class A	25,200	2,372
*	Yahoo!, Inc.	224,100	4,460

	Total		170,692

	Common Stocks (94.1%)	Shares/ $ Par	Value $ (000’s)

	Materials (3.9%)
	BHP Billiton, Ltd., ADR	53,800	4,220
	CF Industries Holdings, Inc.	25,000	5,079
	Monsanto Co.	121,781	11,527

	Total		20,826

	Total Common Stocks
	(Cost: $436,681)		502,208

	Short-Term Investments (5.8%)

	Federal Government & Agencies (0.4%)
(b)	Federal Home Loan Mortgage Corp., 0.12%, 3/4/13	2,000,000	2,000

	Total		2,000

	Finance Services (1.9%)
	Alpine Securitization Corp., 0.18%, 1/9/13	5,000,000	5,000
	Govco LLC, 0.23%, 1/22/13	5,000,000	4,999

	Total		9,999

	Personal Credit Institutions (0.9%)
	Old Line Funding LLC, 0.19%, 3/25/13	5,000,000	4,998

	Total		4,998

	Restaurants (1.7%)
	Darden Restaurants, Inc., 0.28%, 1/2/13	9,100,000	9,100

	Total		9,100

	Retail Food and Drug (0.9%)
	CVS Caremark Corp., 0.28%, 1/2/13	5,000,000	5,000

	Total		5,000

	Total Short-Term Investments
	(Cost: $31,096)		31,097

	Total Investments (99.9%)
	(Cost: $467,777)(a)		533,305

	Other Assets, Less
	Liabilities (0.1%)		510

	Net Assets (100.0%)		533,815

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio	3

Growth Stock Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $468,317 and the net unrealized appreciation of investments based on that cost was $64,988 which is comprised of $75,696 aggregate gross unrealized appreciation and $10,708 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2012, $16,920)	237	3/13	$(92)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$502,208	$-	$-
Short-Term Investments	-	31,097	-
Liabilities:
Other Financial Instruments^
Futures	(92)	-	-
Total	$502,116	$31,097	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

4	Growth Stock Portfolio

Focused Appreciation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$389 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Focused Appreciation Portfolio (the “Portfolio”), has engaged Janus Capital Management LLC (“Janus”) to act as sub-adviser for the Portfolio. In seeking to implement its growth strategy, the Portfolio employs a “bottom up” approach. That is, the Portfolio looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Portfolio’s investment policies. The Portfolio may invest in companies of any size, from larger, well established companies to smaller, emerging growth companies. As a non-diversified fund, the Portfolio may hold larger positions in a smaller number of companies and, in anticipation of such investments, may hold a correspondingly larger position in cash pending investment. The Portfolio invests primarily in a core group of 20-40 common stocks.

Market Overview

In 2012, there was evidence that investors began to recognize the underlying fundamentals of individual businesses once again. This was a stark contrast from 2011, a year in which correlations were high and market sentiment was dominated more strongly by macroeconomic events. In the recent environment, it appears company analysis and individual stock selection have increased in importance for generating relative performance.

Portfolio Results

The Focused Appreciation Portfolio returned 20.14% for the twelve months ended December 31, 2012. By comparison, the Russell® 1000 Growth Index (the “Index”) returned 15.26%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio outperformed the 16.00% average return of its Large Cap Growth Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

In providing attribution commentary on this Portfolio, it should be noted that the concentrated nature of the Portfolio can result in one holding, or a small number of holdings, producing a significant effect on the Portfolio’s relative results.

The Portfolio’s stock selections in the Information Technology and Consumer Discretionary sectors were the largest contributors to relative performance. Meanwhile, the Portfolio’s holdings in the Materials and Industrials sectors hurt relative performance.

Within Information Technology, the sector experienced a proliferation of data usage through mobile devices at work and at home, with broad implications for content owners, Internet companies and device manufacturers. The data growth trend provided a solid backdrop for companies with strong competitive positions, such as Apple, eBay and Crown Castle, three of the Portfolio’s top performing stocks during the year. On the downside, the Portfolio held a position in Facebook, which underperformed as the company experienced difficulty monetizing its position as the leading social networking company.

One of the predominant themes represented in some of the Portfolio’s Consumer Discretionary holdings was the growing wealth of many emerging market consumers. The portfolio manager‘s main investing thesis in the sector was identifying companies with strong brands and growth prospects in their core markets that were well positioned to capture growth from emerging markets, based on the view that emerging consumers were willing to pay a premium for brands that represented quality or social status. Within the sector, the portfolio manager invested in luxury goods, lifestyle and fashion brands that had the potential to deliver rapid earnings growth in emerging economies and solid earnings in more mature markets. This theme resulted in the Consumer Discretionary sector being the second largest contributor to relative performance.

The Portfolio’s relative underperformance in the Materials sector was due to one holding in particular, Turquoise Hill Resource Partners. The Portfolio also lagged the Index in the Industrials sector. The Portfolio’s holdings were largely concentrated in transport services, logistics and asset light companies that tend to underperform the more cyclical names in the sector in a broad rally. For example, one of the Portfolio’s weakest holdings in the sector was the logistics company C.H. Robinson Worldwide. The company was impacted by a shortage of trucking capacity, which reduced profitability as truckers were able to demand better pricing.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Janus, the Portfolio’s sub-adviser.

We have been encouraged to see the market respond more to the underlying fundamentals of companies this year. We think this will be the case going into 2013. Much attention has been paid to today’s macroeconomic risks and uncertainties. We believe these are “known unknowns” that are already priced into the market, so we expect business fundamentals to be the biggest driver of stock performance in the coming months. In that environment, we believe the type of wide moat, long-duration growth companies we seek to identify should be recognized by the market for the strength of their businesses and the elements that set them apart from their competitors.

Focused Appreciation Portfolio	5

Focused Appreciation Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	Since Inception*
Focused Appreciation Portfolio	20.14%	1.06%	9.26%
Russell 1000® Growth Index	15.26%	3.12%	7.11%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	16.00%	1.45%	-

*Inception date of 5/1/03

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

As a non-diversified portfolio, the Portfolio may hold fewer securities because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

The Portfolio may invest in derivative instruments for hedging purposes, to earn income or to seek to enhance returns. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
Apple, Inc.	10.4%
Celgene Corp.	6.3%
News Corp. - Class A	5.8%
Express Scripts Holding Co.	5.6%
eBay, Inc.	5.3%
FANUC Corp., ADR	4.7%
Precision Castparts Corp.	4.5%
Limited Brands, Inc.	4.4%
Crown Castle International Corp.	4.2%
Oracle Corp.	4.0%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

6	Focused Appreciation Portfolio

Focused Appreciation Portfolio

Schedule of Investments

December 31, 2012

	Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (21.3%)
*	Amazon.com, Inc.	35,129	8,822
	Compagnie Financiere Richemont SA, ADR	1,448,952	11,287
	Limited Brands, Inc.	362,408	17,055
	Marriott International, Inc. - Class A	254,773	9,496
*	MGM Resorts International	671,144	7,812
	News Corp. - Class A	878,728	22,443
	NIKE, Inc. - Class B	112,500	5,805

	Total		82,720

	Consumer Staples (1.5%)
*	Monster Beverage Corp.	109,223	5,776

	Total		5,776

	Financials (1.7%)
	Prudential PLC, ADR	226,107	6,455

	Total		6,455

	Health Care (14.8%)
*	Celgene Corp.	313,232	24,658
*	Express Scripts Holding Co.	404,986	21,869
*	Gilead Sciences, Inc.	61,153	4,492
*	Intuitive Surgical, Inc.	4,757	2,333
*	Vertex Pharmaceuticals, Inc.	103,280	4,331

	Total		57,683

	Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

	Industrials (16.1%)
	C.H. Robinson Worldwide, Inc.	110,231	6,969
*	FANUC Corp., ADR	588,672	18,290
	Iron Mountain, Inc.	223,546	6,941
	Precision Castparts Corp.	91,430	17,319
	United Parcel Service, Inc. - Class B	178,734	13,178

	Total		62,697

	Information Technology (29.2%)
	Amphenol Corp. - Class A	69,729	4,511
	Apple, Inc.	75,695	40,348
*	eBay, Inc.	401,198	20,469
*	EMC Corp.	538,976	13,636
	MasterCard, Inc. - Class A	9,047	4,444
	Microsoft Corp.	423,333	11,316
	Oracle Corp.	471,303	15,704
	TE Connectivity, Ltd.	87,329	3,242

	Total		113,670

	Materials (2.6%)
*	Turquoise Hill Resources, Ltd.	1,330,386	10,124

	Total		10,124

	Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services (4.2%)
*	Crown Castle International Corp.	224,006	16,164

	Total		16,164

	Total Common Stocks
	(Cost: $264,607)		355,289

	Short-Term Investments (4.9%)

	Commercial Banks Non-US (4.9%)
	BNP Paribas Finance, Inc., 0.01%, 1/2/13	19,000,000	19,000

	Total		19,000

	Total Short-Term Investments
	(Cost: $19,000)		19,000

	Total Investments (96.3%)
	(Cost: $283,607)(a)		374,289

	Other Assets, Less
	Liabilities (3.7%)		14,331

	Net Assets (100.0%)		388,620

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $285,463 and the net unrealized appreciation of investments based on that cost was $88,826 which is comprised of $103,040 aggregate gross unrealized appreciation and $14,214 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$355,289	$-	$-
Short-Term Investments	-	19,000	-
Total	$355,289	$19,000	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Focused Appreciation Portfolio	7

Large Cap Core Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of large capitalization companies.	$385 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Large Cap Core Stock Portfolio (the “Portfolio”). Normally, the Portfolio invests in equity securities of large capitalization companies that may include both “growth” and “value” stocks, and may represent companies across all market sectors. In selecting investments, the Portfolio looks for companies with characteristics such as strong management teams, solid balance sheets, consistent earnings growth, sustainable cash flows and leading market shares in their industries. The Portfolio may be broadly diversified, potentially reflecting all sectors of the S&P 500® Index (the “Index”). Economic outlook and/or absolute valuation determines the relative attractiveness of market sectors and sector weights may differ from those in the Index, reflecting the economic outlook.

Market Overview

Equity markets finished the year with solid gains despite economic uncertainty and significant volatility. Throughout the year, investors shifted their focus from uncertainty regarding the pace of global economic growth to evaluating fiscal and economic stimulus measures implemented globally. The economic slowdown in China, fiscal and debt crises in Europe, and the slow pace of growth in the U.S. drove volatility. As these issues arose, policy makers responded with stimulus and financing measures designed to calm markets. Ultimately, investors embraced risk, as record profit margins in the U.S. and remarkable cash flow generation propelled equity markets during the year.

Portfolio Results

The Portfolio returned 11.63% for the twelve months ended December 31, 2012. By comparison, the Index returned 16.00%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio trailed the 15.02% average return of its Large Cap Core Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The broad market environment worked against the Portfolio’s investment process. While the Portfolio focused on companies with strong financial characteristics and attractive valuations, the stocks that performed best in the Index generally had highly levered balance sheets with low returns on equity. Stock selection in the Energy sector was the biggest detractor to performance relative to the Index. The Portfolio’s positions in Occidental Petroleum Corp., Weatherford International Ltd. and Anadarko Petroleum Corp. were the largest negative contributors. Occidental Petroleum Corp. continued to follow its growth strategy, but investors grew impatient with its execution. Weatherford International Ltd. experienced accounting issues.

The Materials sector was another source of performance weakness. In the metals and mining industry, HudBay Minerals, a small copper producer, was growing production that the portfolio managers believed had the potential to pay off in the long term, but the stock declined during the Portfolio’s holding period over concerns about China’s near-term rate of growth. Similarly, Cliff’s Natural Resources, Inc. was unable to lower costs at one of its mines while iron ore prices declined, hurting the company’s profitability.

In the Industrials sector, machinery stocks weighed on performance. Dover Corp. declined after an acquisition did not deliver anticipated cost savings, while Caterpillar Inc. tumbled as slower growth in China weighed on its orders for machinery. The Portfolio’s positioning in Health Care stocks also underperformed the Index’s Health Care holdings. In particular, the Portfolio did not hold Abbott Laboratories when the shares rallied after the company announced spinoff plans. Bristol-Meyers Squibb Co. also detracted from performance, as the stock fell when one of its highly anticipated drug offerings failed during testing.

Looking at positive contributors to relative results, the Portfolio’s positioning in the Utilities sector aided the Portfolio. The Portfolio avoided underperformers in the electrical utilities space and overweighted American Water Works Co. In the Consumer Discretionary sector, the Portfolio’s positions in media stocks News Corp., CIA and Comcast Corp. delivered solid results. Both companies pursued shareholder friendly policies with share buybacks and dividend payouts, driving their share prices higher.

Portfolio Manager Outlook

We are cautiously optimistic going into 2013. While Washington will likely dominate the headlines near-term, once investors can look past this and focus on the economy’s fundamentals, it is likely they will see an improving housing market and a rebound in China. If the economy’s fundamentals allow companies to maintain their record high margins, equity valuations are reasonable and should not be an impediment for another positive year in the stock market. Also to the benefit of equities, there seem to be a lack of alternative investments with expectations of outsized returns.

8	Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	11.63%	-0.27%	5.74%
S&P 500® Index	16.00%	1.66%	7.10%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	15.02%	0.53%	6.55%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/02. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments as a cash management strategy, to generate income or as alternatives to direct investments. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
Apple, Inc.	4.1%
JPMorgan Chase & Co.	2.7%
Exxon Mobil Corp.	2.6%
Chevron Corp.	2.6%
Microsoft Corp.	2.5%
Johnson & Johnson	2.5%
International Business Machines Corp.	2.4%
Wells Fargo & Co.	2.4%
General Electric Co.	2.2%
Citigroup, Inc.	2.2%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio	9

Large Cap Core Stock Portfolio

Schedule of Investments

December 31, 2012

	Common Stocks (96.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (11.0%)
	Comcast Corp. - Class A	141,100	5,274
*	Delphi Automotive PLC	89,375	3,419
	Dick’s Sporting Goods, Inc.	66,500	3,025
*	Dollar General Corp.	97,150	4,283
	Las Vegas Sands Corp.	61,700	2,848
	Macy’s, Inc.	90,750	3,541
	News Corp. - Class A	239,975	6,129
	Starbucks Corp.	59,800	3,207
	Target Corp.	78,300	4,633
	Viacom, Inc. - Class B	112,200	5,917

	Total		42,276

	Consumer Staples (8.7%)
	Beam, Inc.	47,775	2,919
	Church & Dwight Co., Inc.	73,050	3,913
	Costco Wholesale Corp.	22,800	2,252
	CVS Caremark Corp.	124,172	6,004
	The Estee Lauder Cos., Inc. - Class A	38,400	2,299
	Mead Johnson Nutrition Co.	43,975	2,897
	PepsiCo, Inc.	71,300	4,879
	Philip Morris International, Inc.	97,650	8,167

	Total		33,330

	Energy (12.0%)
	Anadarko Petroleum Corp.	86,025	6,393
	Chevron Corp.	91,050	9,846
	Exxon Mobil Corp.	116,874	10,115
	National-Oilwell Varco, Inc.	35,500	2,426
	Occidental Petroleum Corp.	67,375	5,162
	Schlumberger, Ltd.	87,300	6,049
*	Weatherford International, Ltd.	347,853	3,892
*	Whiting Petroleum Corp.	56,600	2,455

	Total		46,338

	Financials (15.7%)
	American Express Co.	91,650	5,268
	American Tower Corp.	96,250	7,437
	BlackRock, Inc.	15,625	3,230
	Citigroup, Inc.	211,030	8,348
	The Goldman Sachs Group, Inc.	38,550	4,917
	Invesco, Ltd.	181,550	4,737
	JPMorgan Chase & Co.	236,946	10,418
	MetLife, Inc.	106,250	3,500

	Common Stocks (96.9%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	PNC Financial Services Group, Inc.	61,080	3,562
	Wells Fargo & Co.	267,250	9,135

	Total		60,552

	Health Care (11.2%)
	Abbott Laboratories	41,800	2,738
*	Alexion Pharmaceuticals, Inc.	15,800	1,482
	AmerisourceBergen Corp.	102,500	4,426
*	Biogen Idec, Inc.	15,400	2,259
	Eli Lilly and Co.	38,700	1,909
*	Express Scripts Holding Co.	45,300	2,446
*	Gilead Sciences, Inc.	46,100	3,386
	Johnson & Johnson	135,200	9,477
	Perrigo Co.	26,000	2,705
	Pfizer, Inc.	226,150	5,672
	UnitedHealth Group, Inc.	82,750	4,488
*	Watson Pharmaceuticals, Inc.	25,700	2,210

	Total		43,198

	Industrials (11.5%)
	The Boeing Co.	75,300	5,675
	Cummins, Inc.	23,550	2,552
	Danaher Corp.	91,434	5,111
	FedEx Corp.	65,553	6,012
	General Electric Co.	406,625	8,535
	Precision Castparts Corp.	22,220	4,209
	SPX Corp.	40,600	2,848
	Union Pacific Corp.	28,950	3,640
	United Technologies Corp.	69,275	5,681

	Total		44,263

	Information Technology (20.4%)
	Apple, Inc.	29,400	15,671
	Avago Technologies, Ltd.	77,000	2,438
	Broadcom Corp. - Class A	106,450	3,535
*	Cognizant Technology Solutions Corp. - Class A	45,700	3,384
*	eBay, Inc.	39,600	2,020
*	EMC Corp.	127,900	3,236
*	Google, Inc. - Class A	8,150	5,781
	Intel Corp.	243,600	5,026
	International Business Machines Corp.	48,850	9,357
	Microsoft Corp.	360,100	9,626
	Oracle Corp.	175,400	5,844
	Qualcomm, Inc.	82,500	5,117
	Visa, Inc. - Class A	27,500	4,169
*	Yahoo!, Inc.	166,400	3,311

	Total		78,515

	Common Stocks (96.9%)	Shares/ $ Par	Value $ (000’s)

	Materials (3.4%)
	BHP Billiton, Ltd., ADR	39,900	3,130
	Celanese Corp.	46,600	2,075
	CF Industries Holdings, Inc.	10,800	2,194
	Monsanto Co.	59,500	5,632

	Total		13,031

	Telecommunication Services (1.0%)
	Vodafone Group PLC, ADR	147,900	3,726

	Total		3,726

	Utilities (2.0%)
	American Water Works Co., Inc.	204,550	7,595

	Total		7,595

	Total Common Stocks
	(Cost: $334,905)		372,824

	Short-Term Investments (3.0%)
	Federal Government & Agencies (0.5%)
(b)	Federal Home Loan Mortgage Corp., 0.12%, 3/4/13	2,000,000	2,000

	Total		2,000

	Restaurants (2.5%)
	Darden Restaurants, Inc., 0.28%, 1/2/13	9,500,000	9,500

	Total		9,500

	Total Short-Term Investments
	(Cost: $11,499)		11,500

	Total Investments (99.9%)
	(Cost: $346,404)(a)		384,324

	Other Assets, Less
	Liabilities (0.1%)		355

	Net Assets (100.0%)		384,679

The Accompanying Notes are an Integral Part of the Financial Statements.

10	Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $346,914 and the net unrealized appreciation of investments based on that cost was $37,410 which is comprised of $46,198 aggregate gross unrealized appreciation and $8,788 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2012, $4,855)	68	3/13	$(26)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$372,824	$-	$-
Short-Term Investments	-	11,500	-
Liabilities:
Other Financial Instruments^
Futures	(26)	-	-
Total	$372,798	$11,500	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio	11

Large Cap Blend Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. large capitalization companies listed or traded on U.S. securities exchanges.	$79 million

Portfolio Overview

Effective October 1, 2012, the Board of Directors of the Northwestern Mutual Series Fund, Inc. appointed Fiduciary Management, Inc. (“FMI”) to act as sub-adviser to the Large Cap Blend Portfolio (the “Portfolio”). Prior to that time, the Portfolio was sub-advised by Capital Guardian Trust Company (“Capital Guardian”). Normally, the Portfolio invests in equity securities of large capitalization companies listed or traded on U.S. securities exchanges. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio uses fundamental analysis to look for stocks of good businesses that are selling at value prices, typically invested in a core group of 20-30 large capitalization stocks and ADRs.

Market Overview

Equity markets finished the year with solid gains despite economic uncertainty and significant volatility. Throughout the year, investors shifted their focus from uncertainty regarding the pace of global economic growth to evaluating fiscal and economic stimulus measures implemented globally. The economic slowdown in China, fiscal and debt crises in Europe, and the slow pace of growth in the U.S. drove volatility. As these issues arose, policy makers responded with stimulus and financing measures designed to calm markets. Ultimately, investors embraced risk, as record profit margins in the U.S. and remarkable cash flow generation propelled equity markets during the year.

Portfolio Results

The Portfolio returned 15.20% for the twelve months ended December 31, 2012. By comparison, the S&P 500® Index (the “Index”) returned 16.00%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio outperformed the 15.02% average return of its Large Cap Core Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

As noted above, prior to October 1, 2012, the Portfolio was managed by Capital Guardian. With respect to the period prior to October 1, 2012, the Portfolio underperformed the Index primarily due to stock selection and an overweight stance within the Materials sector, especially among metals and mining stocks Allegheny Technologies, Cliffs Natural Resources and Barrick Gold. Stock selection in the Telecommunication Services and Utilities sectors was a drag on relative results during the period as well.

On the positive side, stock selection in the Consumer Discretionary sector was the largest contributor to relative returns. Individual stocks within this sector included Comcast, Home Depot, Time Warner Cable and Scripps Networks Interactive.

The following attribution comments relate to the period October 1, 2012 through December 31, 2012, during which FMI acted as the Portfolio’s sub-adviser.

The Portfolio outperformed the Index during the October 1, 2012 through December 31, 2012 period primarily due to stock selection in the Information Technology sector. Within the sector, electronic equipment company TE Connectivity Ltd. was a strong performer for the Portfolio during the period. An overweight position in the Industrials sector was beneficial as well.

In terms of detractors, the Energy and Financials sectors held back relative returns for the Portfolio. Within the Energy sector, the Portfolio’s investment in Devon Energy detracted from Portfolio performance. In Financials, the Portfolio was hurt by an underweight in Real Estate Investment Trusts (“REITs”) and lower quality money center banks.

Portfolio Manager Outlook

The following forward looking comments are the opinion of FMI, the Portfolio’s current sub-adviser.

Regarding our investments and outlook for 2013, the summary is that it is more of the same. The Federal Reserve induced rally has kept the market trading higher, even while fundamentals appear to be darkening. Of course, there is a chance we are reading the tea leaves incorrectly. A mid-December purchasing managers survey showed expectations for a pick-up in growth in 2013 versus 2012. We hope these expectations come to fruition, but we are not staking the Portfolio on such an outcome. The Portfolio remains fairly balanced with a mixture of reasonably priced cyclical and more defensive businesses. Overall, the Portfolio is still tilted toward the cautious side.

The extensive stock market valuation work that we do every quarter again shows stocks to be well above their long-term valuation averages. Valuations for the market have been elevated for almost three years. We continue to find reasonable businesses at decent prices and our stocks trade at a very meaningful discount to the S&P 500. We do not see great opportunities in some of the assets that have been hot the past several years: gold, bonds, farmland, timber and REITs. Owning high quality equities of well financed and durable business franchises, particularly those that operate on a global basis, seems like the prudent approach, and that is the one we are taking.

12	Large Cap Blend Portfolio

Large Cap Blend Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	Since Inception*
Large Cap Blend Portfolio	15.20%	-0.42%	-1.54%
S&P 500® Index	16.00%	1.66%	1.53%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	15.02%	0.53%	-

*	Inception date of 4/30/07

The performance data quoted represents past
performance. Past performance is historical and does
not guarantee future performance. Investment return
and principal value will fluctuate, so that shares, when
redeemed, may be worth more or less than their
original cost. Current performance may be lower or
higher than the performance data quoted. For the
most recent month-end performance information visit
www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
The Bank of New York Mellon Corp.	5.4%
3M Co.	5.4%
Berkshire Hathaway, Inc. - Class B	5.2%
Sysco Corp.	4.5%
TE Connectivity, Ltd.	4.3%
Accenture PLC - Class A	4.2%
Illinois Tool Works, Inc.	4.1%
Kimberly-Clark Corp.	3.8%
Covidien PLC	3.7%
Wal-Mart Stores, Inc.	3.6%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Blend Portfolio	13

Large Cap Blend Portfolio

Schedule of Investments

December 31, 2012

	Common Stocks (93.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (6.5%)
	Omnicom Group, Inc.	53,200	2,658
	Time Warner, Inc.	51,200	2,449

	Total		5,107

	Consumer Staples (15.6%)
	Danone SA, ADR	41,750	559
	Kimberly-Clark Corp.	35,200	2,972
	Nestle SA, ADR	36,500	2,379
	Sysco Corp.	112,000	3,546
	Wal-Mart Stores, Inc.	41,500	2,831

	Total		12,287

	Energy (6.1%)
	Devon Energy Corp.	53,800	2,800
	Schlumberger, Ltd.	28,900	2,002

	Total		4,802

	Financials (18.7%)
	American Express Co.	41,200	2,368
	The Bank of New York Mellon Corp.	166,400	4,277
*	Berkshire Hathaway, Inc. - Class B	45,200	4,054
	Comerica, Inc.	82,900	2,515
	Willis Group Holdings PLC	44,900	1,506

	Total		14,720

Common Stocks (93.7%)	Shares/ $ Par	Value $ (000’s)

Health Care (10.3%)
AmerisourceBergen Corp.	63,100	2,724
Covidien PLC	50,900	2,939
GlaxoSmithKline PLC, ADR	55,600	2,417

Total		8,080

Industrials (20.3%)
3M Co.	45,600	4,234
Cintas Corp.	54,100	2,213
Expeditors International of Washington, Inc.	61,400	2,428
Illinois Tool Works, Inc.	53,200	3,235
Ingersoll-Rand PLC	45,100	2,163
PACCAR, Inc.	38,150	1,725

Total		15,998

Information Technology (13.8%)
Accenture PLC - Class A	50,075	3,330
Automatic Data Processing, Inc.	38,800	2,212
Microsoft Corp.	72,600	1,940
TE Connectivity, Ltd.	91,700	3,404

Total		10,886

Common Stocks (93.7%)	Shares/ $ Par	Value $ (000’s)

Materials (2.4%)
Monsanto Co.	19,800	1,874

Total		1,874

Total Common Stocks
(Cost: $73,207)		73,754

Short-Term Investments (6.4%)

Other Holdings (6.4%)
JPMorgan U.S. Government Money Market Fund	2,562,973	2,563
JPMorgan U.S. Treasury Plus Money Market Fund	2,500,551	2,501

Total		5,064

Total Short-Term Investments
(Cost: $5,064)		5,064

Total Investments (100.1%)
(Cost: $78,271)(a)		78,818

Other Assets, Less
Liabilities (-0.1%)		(118)

Net Assets (100.0%)		78,700

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $78,271 and the net unrealized appreciation of investments based on that cost was $547 which is comprised of $2,294 aggregate gross unrealized appreciation and $1,747 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$73,754	$-	$-
Short-Term Investments	5,064	-	-
Total	$78,818	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

14	Large Cap Blend Portfolio

Index 500 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P 500® Index.	Invest in stocks included in the S&P 500® Index in approximately the same proportion as each stock’s weighting in the Index.	$1.7 billion

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Index 500 Stock Portfolio (the “Portfolio”). The S&P 500® Index (the “Index”) is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures and, to a lesser extent, swap agreements to help achieve full replication.

Market Overview

Equity markets finished the year with solid gains (as measured by the Index) despite economic uncertainty and significant volatility. Throughout the year, investors shifted their focus from uncertainty regarding the pace of global economic growth to evaluating fiscal and economic stimulus measures implemented globally. The economic slowdown in China, fiscal and debt crises in Europe, and the slow pace of growth in the U.S. drove volatility. As these issues arose, policy makers responded with stimulus and financing measures designed to calm markets. Ultimately, investors embraced risk, as record profit margins in the U.S. and remarkable cash flow generation propelled equity markets during the year. In that environment, mid cap stocks outperformed shares of large and small sized companies. For the year, returns for the S&P 500®, MidCap 400®, and SmallCap 600® Indices were 16.00%, 17.88%, and 16.33%, respectively.

Within the S&P 500 Index®, every economic sector generated positive returns. Financial stocks led the rally on improving balance sheets, solid earnings, and better credit conditions. The Consumer Discretionary sector also delivered solid gains, as consumer spending continued amid slow economic growth. Performance varied widely within the sector according to spending trends, as media and internet retail stocks generally posted large gains, while hotels, restaurants and traditional retail box stores underperformed overall. Healthcare stocks outperformed the broader Index, primarily fueled by higher share prices in biotechnology.

Meanwhile, Energy was a notable laggard. Relatively flat prices for crude oil and natural gas weighed on the sector’s return during the year. Similarly, the Utilities sector, known for its stable stock prices and dividend yields, contributed very little to the Index’s performance, as investors embraced riskier stocks. Traditionally more economically sensitive stocks in the Information Technology, Materials and Industrials sectors slightly lagged the broader Index, reflecting uncertainty around global economic growth and capital spending.

Portfolio Results

The Index 500 Stock Portfolio had a total return of 15.76% for the twelve months ended December 31, 2012. That was in line with the Index, which returned 16.00%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The Portfolio outperformed the 15.39% average return for its peer group, S&P 500 Index Objective Funds, according to Lipper® Analytical Services, Inc.

As the Portfolio seeks to track the performance and weightings of stocks in the Index, the portfolio managers make adjustments to the Portfolio’s holdings as the Index changes. Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2012, there were 18 stocks added to the Index, and a like number of companies were eliminated. The portfolio managers try to make these adjustments in a way that minimizes the cost and market impact of trading.

Portfolio Manager Outlook

We have a cautiously optimistic view of equity markets heading into 2013. Currently, stocks appear relatively attractive given reasonable valuations, record high profit margins and cash positions, as well as relatively low energy prices. Extremely low interest rates have also led to improving fundamentals in the housing market and steady increases in employment.

Nevertheless, the market still faces a number of risks—from uncertainty surrounding further economic stimulus and concerns over the developed world’s ongoing debt crisis, among others—that have the potential for creating a volatile market environment for the foreseeable future.

Index 500 Stock Portfolio	15

Index 500 Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	15.76%	1.56%	6.97%
S&P 500® Index	16.00%	1.66%	7.10%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	15.39%	1.29%	6.73%

The performance data quoted represents past
performance. Past performance is historical and does
not guarantee future performance. Investment return
and principal value will fluctuate, so that shares, when
redeemed, may be worth more or less than their
original cost. Current performance may be lower or
higher than the performance data quoted. For the
most recent month-end performance information visit
www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/02. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

The Portfolio may invest in derivative instruments such as futures and swap agreements to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
Apple, Inc.	3.9%
Exxon Mobil Corp.	3.1%
General Electric Co.	1.7%
Chevron Corp.	1.6%
International Business Machines Corp.	1.6%
Microsoft Corp.	1.6%
Johnson & Johnson	1.5%
AT&T, Inc.	1.5%
Google, Inc. - Class A	1.5%
The Procter & Gamble Co.	1.4%

Sector Allocation 12/31/12

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

16	Index 500 Stock Portfolio

Index 500 Stock Portfolio

Schedule of Investments

December 31, 2012

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (11.4%)
	Abercrombie & Fitch Co. - Class A	10,500	504
*	Amazon.com, Inc.	47,800	12,005
*	Apollo Group, Inc. - Class A	13,200	276
*	AutoNation, Inc.	5,129	204
*	AutoZone, Inc.	4,925	1,746
*	Bed Bath & Beyond, Inc.	30,300	1,694
	Best Buy Co., Inc.	35,275	418
*	Big Lots, Inc.	7,600	216
*	BorgWarner, Inc.	15,400	1,103
	Cablevision Systems Corp. - Class A	28,500	426
*	CarMax, Inc.	30,200	1,134
	Carnival Corp.	58,809	2,162
	CBS Corp. - Class B	78,024	2,969
*	Chipotle Mexican Grill, Inc.	4,200	1,249
	Coach, Inc.	37,400	2,076
	Comcast Corp. - Class A	350,805	13,113
	D.R. Horton, Inc.	36,900	730
	Darden Restaurants, Inc.	16,950	764
*	Delphi Automotive PLC	39,000	1,492
*	DIRECTV	79,700	3,998
*	Discovery Communications, Inc. - Class A	31,500	2,000
*	Dollar General Corp.	34,700	1,530
*	Dollar Tree, Inc.	30,000	1,217
	Expedia, Inc.	12,250	753
	Family Dollar Stores, Inc.	12,600	799
	Ford Motor Co.	503,265	6,517
*	Fossil, Inc.	7,100	661
	GameStop Corp. - Class Class A	16,000	401
	Gannett Co., Inc.	30,350	547
	The Gap, Inc.	39,275	1,219
	Garmin, Ltd.	14,400	588
	Genuine Parts Co.	20,500	1,303
*	The Goodyear Tire & Rubber Co.	32,300	446
	H&R Block, Inc.	35,800	665
	Harley-Davidson, Inc.	29,900	1,460
	Harman International Industries, Inc.	8,900	397
	Hasbro, Inc.	15,225	547
	The Home Depot, Inc.	197,400	12,209
	International Game Technology	35,100	497
	The Interpublic Group of Cos., Inc.	56,900	627
*	J.C. Penney Co., Inc.	18,850	372
	Johnson Controls, Inc.	90,300	2,772
	Kohl’s Corp.	27,967	1,202
	Leggett & Platt, Inc.	18,633	507
	Lennar Corp. - Class A	21,700	839

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Limited Brands, Inc.	31,587	1,487
	Lowe’s Cos., Inc.	148,500	5,275
	Macy’s, Inc.	52,146	2,035
	Marriott International, Inc. - Class A	32,456	1,210
	Mattel, Inc.	45,288	1,658
	McDonald’s Corp.	132,478	11,686
	The McGraw-Hill Cos., Inc.	36,620	2,002
*	NetFlix, Inc.	7,300	677
	Newell Rubbermaid, Inc.	37,992	846
	News Corp. - Class A	266,200	6,799
	NIKE, Inc. - Class B	97,800	5,046
	Nordstrom, Inc.	20,034	1,072
	Omnicom Group, Inc.	34,900	1,744
*	O’Reilly Automotive, Inc.	15,100	1,350
	PetSmart, Inc.	14,200	970
*	Priceline.com, Inc.	6,600	4,100
*	PulteGroup, Inc.	44,835	814
	Ralph Lauren Corp.	8,100	1,214
	Ross Stores, Inc.	29,400	1,592
	Scripps Networks Interactive - Class A	11,500	666
	Staples, Inc.	88,950	1,014
	Starbucks Corp.	98,200	5,266
	Starwood Hotels & Resorts Worldwide, Inc.	25,900	1,486
	Target Corp.	85,857	5,080
	Tiffany & Co.	15,767	904
	Time Warner Cable, Inc.	39,792	3,867
	Time Warner, Inc.	125,033	5,980
	The TJX Cos., Inc.	96,300	4,088
*	TripAdvisor, Inc.	14,450	606
*	Urban Outfitters, Inc.	14,400	567
	VF Corp.	11,657	1,760
	Viacom, Inc. - Class B	61,024	3,218
	The Walt Disney Co.	233,957	11,649
	The Washington Post Co. - Class B	600	219
	Whirlpool Corp.	10,244	1,042
	Wyndham Worldwide Corp.	18,486	984
	Wynn Resorts, Ltd.	10,500	1,181
	Yum! Brands, Inc.	59,660	3,961

	Total		193,469

	Consumer Staples (10.5%)
	Altria Group, Inc.	267,322	8,399
	Archer-Daniels-Midland Co.	86,903	2,380
	Avon Products, Inc.	57,000	819
	Beam, Inc.	20,967	1,281
	Brown-Forman Corp. - Class B	20,033	1,267
	Campbell Soup Co.	23,622	824
	The Clorox Co.	17,250	1,263

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Staples continued
	The Coca-Cola Co.	509,150	18,457
	Coca-Cola Enterprises, Inc.	35,600	1,130
	Colgate-Palmolive Co.	58,622	6,128
	ConAgra Foods, Inc.	53,767	1,586
*	Constellation Brands, Inc. - Class A	20,000	708
	Costco Wholesale Corp.	57,064	5,636
	CVS Caremark Corp.	164,561	7,957
*	Dean Foods Co.	24,500	404
	Dr. Pepper Snapple Group, Inc.	27,500	1,215
	The Estee Lauder Cos., Inc. - Class A	31,700	1,898
	General Mills, Inc.	85,134	3,440
	H.J. Heinz Co.	42,317	2,441
	The Hershey Co.	19,700	1,423
	Hormel Foods Corp.	17,700	552
	The J.M. Smucker Co.	14,300	1,233
	Kellogg Co.	32,657	1,824
	Kimberly-Clark Corp.	51,656	4,361
	Kraft Foods Group, Inc.	78,198	3,556
	The Kroger Co.	67,805	1,764
	Lorillard, Inc.	17,046	1,989
	McCormick & Co., Inc.	17,500	1,112
	Mead Johnson Nutrition Co.	26,831	1,768
	Molson Coors Brewing Co. - Class B	20,600	881
	Mondelez International, Inc.	234,596	5,975
*	Monster Beverage Corp.	19,700	1,042
	PepsiCo, Inc.	204,225	13,975
	Philip Morris International, Inc.	220,522	18,444
	The Procter & Gamble Co.	360,964	24,506
	Reynolds American, Inc.	42,800	1,773
	Safeway, Inc.	31,600	572
	Sysco Corp.	77,625	2,458
	Tyson Foods, Inc. - Class A	37,900	735
	Walgreen Co.	113,446	4,199
	Wal-Mart Stores, Inc.	220,800	15,065
	Whole Foods Market, Inc.	22,800	2,082

	Total		178,522

	Energy (10.8%)
	Anadarko Petroleum Corp.	65,924	4,899
	Apache Corp.	51,646	4,054
	Baker Hughes, Inc.	58,064	2,371
	Cabot Oil & Gas Corp.	27,700	1,378
*	Cameron International Corp.	32,600	1,841

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	17

Index 500 Stock Portfolio

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Chesapeake Energy Corp.	68,400	1,137
	Chevron Corp.	258,314	27,934
	ConocoPhillips	160,238	9,292
	CONSOL Energy, Inc.	30,100	966
*	Denbury Resources, Inc.	51,100	828
	Devon Energy Corp.	49,700	2,586
	Diamond Offshore Drilling, Inc.	9,200	625
	Ensco PLC - Class A	30,700	1,820
	EOG Resources, Inc.	35,720	4,315
	EQT Corp.	19,700	1,162
	Exxon Mobil Corp.	601,801	52,086
*	FMC Technologies, Inc.	31,400	1,345
	Halliburton Co.	122,538	4,251
	Helmerich & Payne, Inc.	14,000	784
	Hess Corp.	39,200	2,076
	Kinder Morgan, Inc.	83,517	2,951
	Marathon Oil Corp.	93,266	2,860
	Marathon Petroleum Corp.	44,733	2,818
	Murphy Oil Corp.	24,400	1,453
*	Nabors Industries, Ltd.	38,300	553
	National-Oilwell Varco, Inc.	56,400	3,855
*	Newfield Exploration Co.	17,800	477
	Noble Corp.	33,400	1,163
	Noble Energy, Inc.	23,500	2,391
	Occidental Petroleum Corp.	106,940	8,193
	Peabody Energy Corp.	35,400	942
	Phillips 66	82,619	4,387
	Pioneer Natural Resources Co.	16,300	1,737
	QEP Resources, Inc.	23,500	711
	Range Resources Corp.	21,500	1,351
*	Rowan Cos., PLC. - Class A	16,350	511
	Schlumberger, Ltd.	175,284	12,145
*	Southwestern Energy Co.	46,100	1,540
	Spectra Energy Corp.	87,936	2,408
	Tesoro Corp.	18,500	815
	Valero Energy Corp.	73,100	2,494
	The Williams Companies, Inc.	88,900	2,911
*	WPX Energy, Inc.	26,300	391

	Total		184,807

	Financials (15.3%)
	ACE, Ltd.	44,900	3,583
	Aflac, Inc.	61,850	3,285
	The Allstate Corp.	63,628	2,556
	American Express Co.	128,475	7,385
*	American International Group, Inc.	194,891	6,880
	American Tower Corp.	52,200	4,033
	Ameriprise Financial, Inc.	27,155	1,701
	Aon PLC	42,100	2,341
	Apartment Investment & Management Co. - Class A	19,256	521
	Assurant, Inc.	10,400	361

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	AvalonBay Communities, Inc.	15,073	2,044
	Bank of America Corp.	1,422,696	16,503
	The Bank of New York Mellon Corp.	154,263	3,965
	BB&T Corp.	92,400	2,690
*	Berkshire Hathaway, Inc. - Class B	240,766	21,597
	BlackRock, Inc.	16,600	3,431
	Boston Properties, Inc.	19,900	2,106
	Capital One Financial Corp.	76,829	4,451
*	CBRE Group, Inc.	39,800	792
	The Charles Schwab Corp.	144,711	2,078
	The Chubb Corp.	34,600	2,606
	Cincinnati Financial Corp.	19,375	759
	Citigroup, Inc.	387,064	15,312
	CME Group, Inc.	40,500	2,054
	Comerica, Inc.	25,150	763
	Discover Financial Services	66,656	2,570
*	E*TRADE Financial Corp.	33,960	304
	Equity Residential	42,500	2,408
	Federated Investors, Inc. - Class B	12,500	253
	Fifth Third Bancorp	118,434	1,799
	First Horizon National Corp.	32,666	324
	Franklin Resources, Inc.	18,250	2,294
*	Genworth Financial, Inc. - Class A	64,900	487
	The Goldman Sachs Group, Inc.	58,300	7,437
	The Hartford Financial Services Group, Inc.	57,550	1,291
	HCP, Inc.	59,700	2,697
	Health Care REIT, Inc.	34,300	2,102
	Host Hotels & Resorts, Inc.	95,694	1,499
	Hudson City Bancorp, Inc.	62,700	510
	Huntington Bancshares, Inc.	112,942	722
*	IntercontinentalExchange, Inc.	9,600	1,189
	Invesco, Ltd.	58,600	1,529
	JPMorgan Chase & Co.	501,829	22,065
	KeyCorp	123,275	1,038
	Kimco Realty Corp.	53,800	1,039
	Legg Mason, Inc.	15,500	399
	Leucadia National Corp.	26,200	623
	Lincoln National Corp.	36,330	941
	Loews Corp.	41,021	1,672
	M&T Bank Corp.	16,000	1,575
	Marsh & McLennan Cos., Inc.	71,880	2,478
	MetLife, Inc.	143,974	4,742
	Moody’s Corp.	25,550	1,286
	Morgan Stanley	182,413	3,488

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	The NASDAQ OMX Group, Inc.	15,500	388
	Northern Trust Corp.	28,850	1,447
	NYSE Euronext	32,100	1,012
	People’s United Financial, Inc.	45,900	555
	Plum Creek Timber Co., Inc.	21,300	945
	PNC Financial Services Group, Inc.	69,789	4,069
	Principal Financial Group, Inc.	36,400	1,038
	The Progressive Corp.	73,400	1,549
	Prologis, Inc.	60,797	2,218
	Prudential Financial, Inc.	61,200	3,264
	Public Storage	19,000	2,754
	Regions Financial Corp.	186,490	1,328
	Simon Property Group, Inc.	40,836	6,456
	SLM Corp.	61,042	1,046
	State Street Corp.	61,400	2,886
	SunTrust Banks, Inc.	71,133	2,017
	T. Rowe Price Group, Inc.	33,600	2,188
	Torchmark Corp.	12,575	650
	The Travelers Cos., Inc.	50,310	3,613
	U.S. Bancorp	248,221	7,928
	Unum Group	36,331	756
	Ventas, Inc.	39,000	2,524
	Vornado Realty Trust	22,374	1,792
	Wells Fargo & Co.	646,231	22,088
	XL Group PLC	39,700	995
	Zions Bancorporation	24,300	520

	Total		260,584

	Health Care (11.8%)
	Abbott Laboratories	208,650	13,667
	Aetna, Inc.	44,208	2,047
	Agilent Technologies, Inc.	46,037	1,885
*	Alexion Pharmaceuticals, Inc.	25,600	2,401
	Allergan, Inc.	40,634	3,727
	AmerisourceBergen Corp.	31,100	1,343
	Amgen, Inc.	101,243	8,739
	Baxter International, Inc.	72,500	4,833
	Becton, Dickinson and Co.	25,950	2,029
*	Biogen Idec, Inc.	31,190	4,575
*	Boston Scientific Corp.	181,222	1,038
	Bristol-Myers Squibb Co.	217,913	7,102
	C.R. Bard, Inc.	10,100	987
	Cardinal Health, Inc.	44,825	1,846
*	CareFusion Corp.	29,312	838
*	Celgene Corp.	55,800	4,393
*	Cerner Corp.	19,200	1,491
	CIGNA Corp.	37,787	2,020
	Coventry Health Care, Inc.	17,800	798
	Covidien PLC	62,500	3,609

The Accompanying Notes are an Integral Part of the Financial Statements.

18	Index 500 Stock Portfolio

Index 500 Stock Portfolio

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	DaVita, Inc.	11,100	1,227
	DENTSPLY International, Inc.	18,700	741
*	Edwards Lifesciences Corp.	15,200	1,371
	Eli Lilly and Co.	134,806	6,649
*	Express Scripts Holding Co.	107,741	5,818
*	Forest Laboratories, Inc.	30,866	1,090
*	Gilead Sciences, Inc.	100,000	7,345
*	Hospira, Inc.	21,765	680
	Humana, Inc.	20,900	1,434
*	Intuitive Surgical, Inc.	5,200	2,550
	Johnson & Johnson	365,837	25,645
*	Laboratory Corp. of America Holdings	12,500	1,083
*	Life Technologies Corp.	22,680	1,113
	McKesson Corp.	31,205	3,026
	Medtronic, Inc.	133,500	5,476
	Merck & Co., Inc.	401,283	16,428
*	Mylan, Inc.	53,800	1,478
	Patterson Cos., Inc.	11,000	376
	PerkinElmer, Inc.	15,200	482
	Perrigo Co.	11,600	1,207
	Pfizer, Inc.	971,892	24,375
	Quest Diagnostics, Inc.	21,000	1,224
	St. Jude Medical, Inc.	40,700	1,471
	Stryker Corp.	38,100	2,089
*	Tenet Heathcare Corp.	14,062	457
	Thermo Fisher Scientific, Inc.	47,500	3,029
	UnitedHealth Group, Inc.	134,844	7,314
*	Varian Medical Systems, Inc.	14,400	1,011
*	Waters Corp.	11,500	1,002
*	Watson Pharmaceuticals, Inc.	16,900	1,453
	WellPoint, Inc.	40,100	2,443
	Zimmer Holdings, Inc.	22,937	1,529

	Total		201,984

	Industrials (10.0%)
	3M Co.	84,076	7,806
	The ADT Corp.	30,700	1,427
	Avery Dennison Corp.	13,150	459
	The Boeing Co.	89,576	6,750
	C.H. Robinson Worldwide, Inc.	21,300	1,347
	Caterpillar, Inc.	86,276	7,729
	Cintas Corp.	14,033	574
	CSX Corp.	136,100	2,685
	Cummins, Inc.	23,300	2,525
	Danaher Corp.	76,800	4,293
	Deere & Co.	51,720	4,470
	Dover Corp.	23,667	1,555
	The Dun & Bradstreet Corp.	5,900	464
	Eaton Corp. PLC	61,003	3,306
	Emerson Electric Co.	95,600	5,063
	Equifax, Inc.	15,800	855

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Expeditors International of Washington, Inc.	27,600	1,092
	Fastenal Co.	35,600	1,662
	FedEx Corp.	38,520	3,533
	Flowserve Corp.	6,600	969
	Fluor Corp.	22,000	1,292
	General Dynamics Corp.	43,800	3,034
	General Electric Co.	1,384,206	29,054
	Honeywell International, Inc.	103,450	6,566
	Illinois Tool Works, Inc.	56,300	3,424
	Ingersoll-Rand PLC	37,000	1,774
	Iron Mountain, Inc.	23,785	739
*	Jacobs Engineering Group, Inc.	17,200	732
	Joy Global, Inc.	14,000	893
	L-3 Communications Holdings, Inc.	12,400	950
	Lockheed Martin Corp.	35,408	3,268
	Masco Corp.	47,100	785
	Norfolk Southern Corp.	41,757	2,582
	Northrop Grumman Corp.	32,420	2,191
	PACCAR, Inc.	46,615	2,107
	Pall Corp.	14,650	883
	Parker Hannifin Corp.	19,712	1,677
	Pentair, Ltd.	27,780	1,365
	Pitney Bowes, Inc.	26,537	282
	Precision Castparts Corp.	19,200	3,637
*	Quanta Services, Inc.	28,100	767
	Raytheon Co.	43,500	2,504
	Republic Services, Inc.	39,507	1,159
	Robert Half International, Inc.	18,540	590
	Rockwell Automation, Inc.	18,350	1,541
	Rockwell Collins, Inc.	18,550	1,079
	Roper Industries, Inc.	13,000	1,449
	Ryder System, Inc.	6,700	335
	Snap-on, Inc.	7,717	610
	Southwest Airlines Co.	97,367	997
	Stanley Black & Decker, Inc.	22,242	1,645
*	Stericycle, Inc.	11,300	1,054
	Textron, Inc.	37,200	922
	Tyco International, Ltd.	61,500	1,799
	Union Pacific Corp.	62,120	7,810
	United Parcel Service, Inc. - Class B	94,400	6,960
	United Technologies Corp.	111,334	9,130
	W.W. Grainger, Inc.	7,900	1,599
	Waste Management, Inc.	57,585	1,943
	Xylem, Inc.	24,500	664

	Total		170,356

	Information Technology (18.8%)
	Accenture PLC - Class A	84,300	5,606
*	Adobe Systems, Inc.	65,350	2,462
*	Advanced Micro Devices, Inc.	79,900	192

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Akamai Technologies, Inc.	23,400	957
	Altera Corp.	42,311	1,457
	Amphenol Corp. - Class A	21,200	1,372
	Analog Devices, Inc.	39,757	1,672
	Apple, Inc.	124,200	66,202
	Applied Materials, Inc.	158,100	1,809
*	Autodesk, Inc.	29,668	1,049
	Automatic Data Processing, Inc.	64,050	3,651
*	BMC Software, Inc.	18,860	748
	Broadcom Corp. - Class A	68,400	2,272
	CA, Inc.	44,292	974
	Cisco Systems, Inc.	700,800	13,771
*	Citrix Systems, Inc.	24,620	1,619
*	Cognizant Technology Solutions Corp. - Class A	39,600	2,932
	Computer Sciences Corp.	20,550	823
	Corning, Inc.	195,100	2,462
	Dell, Inc.	192,633	1,951
*	eBay, Inc.	153,700	7,842
*	Electronic Arts, Inc.	40,300	586
*	EMC Corp.	278,074	7,035
*	F5 Networks, Inc.	10,400	1,010
	Fidelity National Information Services, Inc.	32,900	1,145
*	First Solar, Inc.	7,900	244
*	Fiserv, Inc.	17,625	1,393
	FLIR Systems, Inc.	19,800	442
*	Google, Inc. - Class A	35,100	24,899
	Harris Corp.	15,000	734
	Hewlett-Packard Co.	259,526	3,698
	Intel Corp.	656,863	13,551
	International Business Machines Corp.	140,239	26,863
	Intuit, Inc.	36,700	2,184
	Jabil Circuit, Inc.	24,667	476
*	JDS Uniphase Corp.	30,850	418
*	Juniper Networks, Inc.	68,100	1,340
	KLA-Tencor Corp.	22,000	1,051
*	Lam Research Corp.	22,587	816
	Linear Technology Corp.	30,550	1,048
*	LSI Corp.	73,000	517
	MasterCard, Inc. - Class A	14,100	6,927
	Microchip Technology, Inc.	25,700	838
*	Micron Technology, Inc.	134,350	853
	Microsoft Corp.	999,892	26,727
	Molex, Inc.	18,250	499
	Motorola Solutions, Inc.	37,053	2,063
*	NetApp, Inc.	47,300	1,587
	NVIDIA Corp.	82,450	1,013
	Oracle Corp.	496,125	16,531
	Paychex, Inc.	42,735	1,331
	Qualcomm, Inc.	224,934	13,950
*	Red Hat, Inc.	25,500	1,350

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	19

Index 500 Stock Portfolio

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	SAIC, Inc.	37,500	424
*	Salesforce.com, Inc.	17,200	2,891
*	SanDisk Corp.	31,900	1,390
	Seagate Technology PLC	44,300	1,350
*	Symantec Corp.	91,554	1,722
	TE Connectivity, Ltd.	55,800	2,071
*	Teradata Corp.	22,300	1,380
*	Teradyne, Inc.	24,750	418
	Texas Instruments, Inc.	147,900	4,576
	Total System Services, Inc.	21,178	454
*	VeriSign, Inc.	20,500	796
	Visa, Inc. - Class A	68,800	10,429
	Western Digital Corp.	28,900	1,228
	Western Union Co.	78,732	1,072
	Xerox Corp.	166,770	1,137
	Xilinx, Inc.	34,400	1,235
*	Yahoo!, Inc.	137,400	2,734

	Total		320,249

	Materials (3.7%)
	Air Products and Chemicals, Inc.	28,067	2,358
	Airgas, Inc.	9,300	849
	Alcoa, Inc.	140,907	1,223
	Allegheny Technologies, Inc.	14,117	429
	Ball Corp.	20,264	907
	Bemis Co., Inc.	13,600	455
	CF Industries Holdings, Inc.	8,300	1,686
	Cliffs Natural Resources, Inc.	18,800	725
	The Dow Chemical Co.	158,309	5,117
	E.I. du Pont de Nemours and Co.	123,128	5,537
	Eastman Chemical Co.	20,250	1,378
	Ecolab, Inc.	34,800	2,502
	FMC Corp.	18,100	1,059
	Freeport-McMoRan Copper & Gold, Inc.	125,276	4,284
	International Flavors & Fragrances, Inc.	10,800	719
	International Paper Co.	57,966	2,309
	LyondellBasell Industries NV - Class A	50,100	2,860
	MeadWestvaco Corp.	23,079	735
	Monsanto Co.	70,606	6,683
	The Mosaic Co.	36,500	2,067
	Newmont Mining Corp.	65,480	3,041
	Nucor Corp.	41,932	1,811
*	Owens-Illinois, Inc.	21,700	462
	PPG Industries, Inc.	20,267	2,743
	Praxair, Inc.	39,200	4,290
	Sealed Air Corp.	25,642	449
	The Sherwin-Williams Co.	11,313	1,740
	Sigma-Aldrich Corp.	15,900	1,170
	United States Steel Corp.	19,050	455
	Vulcan Materials Co.	17,100	890

	Common Stocks (98.7%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
	Weyerhaeuser Co.	71,453	1,988

	Total		62,921

	Telecommunication Services (3.0%)
	AT&T, Inc.	749,775	25,275
	CenturyLink, Inc.	82,433	3,225
*	Crown Castle International Corp.	38,700	2,793
	Frontier Communications Corp.	131,797	564
*	MetroPCS Communications, Inc.	41,800	415
*	Sprint Nextel Corp.	396,602	2,249
	Verizon Communications, Inc.	376,742	16,302
	Windstream Corp.	77,592	642

	Total		51,465

	Utilities (3.4%)
	The AES Corp.	81,500	872
	AGL Resources, Inc.	15,554	622
	Ameren Corp.	32,067	985
	American Electric Power Co., Inc.	64,040	2,733
	CenterPoint Energy, Inc.	56,462	1,087
	CMS Energy Corp.	34,800	849
	Consolidated Edison, Inc.	38,650	2,147
	Dominion Resources, Inc.	75,876	3,930
	DTE Energy Co.	22,750	1,366
	Duke Energy Corp.	92,930	5,929
	Edison International	43,020	1,944
	Entergy Corp.	23,509	1,499
	Exelon Corp.	112,813	3,355
	FirstEnergy Corp.	55,206	2,306
	Integrys Energy Group, Inc.	10,332	540
	NextEra Energy, Inc.	55,814	3,862
	NiSource, Inc.	40,873	1,017
	Northeast Utilities	41,400	1,618
	NRG Energy, Inc.	42,500	977
	ONEOK, Inc.	27,000	1,154
	Pepco Holdings, Inc.	30,300	594
	PG&E Corp.	56,725	2,279
	Pinnacle West Capital Corp.	14,500	739
	PPL Corp.	76,768	2,198
	Public Service Enterprise Group, Inc.	66,772	2,043
	SCANA Corp.	17,400	794
	Sempra Energy	29,702	2,107
	Southern Co.	115,400	4,940
	TECO Energy, Inc.	26,900	451
	Wisconsin Energy Corp.	30,400	1,120
	Xcel Energy, Inc.	64,320	1,718

	Total		57,775

	Total Common Stocks
	(Cost: $1,253,062)		1,682,132

	Short-Term Investments (1.2%)	Shares/ $ Par	Value $ (000’s)
	Electronics (0.5%)
(b)	International Business Machines Corp., 0.05%, 1/2/13	8,200,000	8,200

	Total		8,200

	Energy (0.6%)
	Xcel Energy, Inc., 0.23%, 1/7/13	10,000,000	10,000

	Total		10,000

	Federal Government & Agencies (0.1%)
	Federal Home Loan Mortgage Corp., 0.13%, 2/25/13	2,000,000	1,999

	Total		1,999

	Total Short-Term Investments
	(Cost: $20,199)		20,199

	Total Investments (99.9%)
	(Cost: $1,273,261)(a)		1,702,331

	Other Assets, Less
	Liabilities (0.1%)		2,140

	Net Assets (100.0%)		1,704,471

The Accompanying Notes are an Integral Part of the Financial Statements.

20	Index 500 Stock Portfolio

Index 500 Stock Portfolio

*	Non-Income Producing

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $1,282,928 and the net unrealized appreciation of investments based on that cost was $419,403 which is comprised of $601,298 aggregate gross unrealized appreciation and $181,895 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2012, $20,795)	293	3/13	$9

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,682,132	$-	$-
Short-Term Investments	-	20,199	-
Other Financial Instruments^
Futures	9	-	-
Total	$1,682,141	$20,199	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	21

Large Company Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term of capital growth. Income	Invest primarily in equity securities of larger companies	$87 million
is a secondary objective.	that are temporarily out of favor in the market.

Portfolio Overview

Mason Street Advisors, the investment adviser for the Large Company Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio looks for stocks of companies that it believes are undervalued at the time of purchase. The Portfolio attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the Portfolio believes more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market.

Market Overview

Stocks recorded strong gains in 2012, driven by the Federal Reserve’s (the Fed) extraordinary fiscal and monetary stimulus. Though the unemployment rate declined and the housing market showed signs of improvement, U.S. economic growth overall was lackluster. As a result, the Fed extended a number of its liquidity measures and launched a third round of quantitative easing (QE3). In December, the Fed identified its threshold levels for unemployment and inflation, indicating that it would continue holding short-term interest rates close to zero as long as unemployment remained above 6.5% and inflation was below 2.5%. In this environment, investors generally favored smaller and riskier companies, as measured by the relevant Russell Indices.

Portfolio Results

The Portfolio returned 16.47% for the twelve months ended December 31, 2012. By comparison, its benchmark, the Russell®1000 Value Index (the “Index”), returned 17.51%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Value Funds peer group was 15.71%.

In Information Technology, which was among the weakest performing sectors in the Index, the Portfolio was hampered by an overweight relative to the Index in the semiconductor and semiconductor equipment industry. More specifically, the Portfolio was overweight Marvell Technology and Intel Corp. Shares of both companies dropped on weaker-than-expected revenues. Marvell’s hard drive business has also been affected by slowing PC sales and the company has seen weak results in its mobile and wireless business. Intel provided guidance that offered a weak outlook for its core PC business. Within computers and peripherals, an overweight in Hewlett-Packard detracted from performance. The company experienced a steady drop in revenues and struggled to regain a competitive position in the consumer and enterprise markets. It also took a significant asset-impairment charge related to its acquisition of software firm, Autonomy Corp.

In the Energy sector, which posted the second-weakest results in the Index, the Portfolio was hindered by its mix of large, integrated oil and gas companies. Many of these names declined as the global economy weakened, demand for oil fell, and fears increased about an oil supply cushion. Two of the Portfolio’s top overweights—Exxon Mobil and Chevron Corp.—detracted from the Portfolio’s relative results this year. We continued to favor these companies because they both had a track record of strong returns and continued to expand their oil and gas production capabilities.

On a positive note, the Energy sector provided notable contributor Valero Energy. Shares of the oil refiner climbed on strong earnings and the announcement it would spin off its retail business.

Although an overweight in Consumer Discretionary—the strongest performing sector in the Index—contributed positively, security selection within the sector dampened results. In specialty retailing, an overweight in Staples detracted. The office supply retailer announced a sharp drop in earnings and lowered its full-year outlook. Its shares declined further on news of a restructuring plan, including a reduction in its North American retail footprint.

In the Industrials sector, strong security selection added to results. The Portfolio held Ingersoll-Rand. The diversified industrial company started to reduce costs, boosting its profit margins as the prolonged slump in residential and commercial construction continued to weigh on demand for its products. Ingersoll-Rand’s share price also appreciated on news that activist investor Nelson Peltz had taken a position in the stock.

Forward currency exchange contracts were used to insulate the Portfolio from adverse currency movements.

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We continue to be bottom-up investment managers, evaluating each company individually and building our Portfolio one stock at a time. As of December 31, 2012, the Portfolio was broadly diversified, with ongoing overweight positions in the Health Care, Energy and Consumer Discretionary sectors. Our valuation work contributed to our smaller relative weightings in Utilities, Financials and Materials stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

22	Large Company Value Portfolio

Large Company Value Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	Since Inception*
Large Company Value Portfolio	16.47%	-0.13%	-1.19%
Russell 1000® Value Index	17.51%	0.59%	-0.37%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	15.71%	0.35%	-

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
Exxon Mobil Corp.	6.7%
General Electric Co.	3.8%
Pfizer, Inc.	3.4%
Chevron Corp.	3.4%
JPMorgan Chase & Co.	3.4%
Wells Fargo & Co.	3.2%
The Procter & Gamble Co.	2.8%
Johnson & Johnson	2.8%
Cisco Systems, Inc.	2.5%
Merck & Co., Inc.	2.3%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Company Value Portfolio	23

Large Company Value Portfolio

Schedule of Investments

December 31, 2012

	Common Stocks (97.8%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (9.5%)
	Autoliv, Inc.	2,570	173
	Carnival Corp.	11,930	439
	CBS Corp. - Class B	17,260	657
	Comcast Corp. - Class A	29,470	1,102
	Ford Motor Co.	97,500	1,263
	Kohl’s Corp.	9,270	398
	Lowe’s Cos., Inc.	19,410	689
	Macy’s, Inc.	14,770	576
	Staples, Inc.	18,350	209
	Target Corp.	20,440	1,209
	Time Warner Cable, Inc.	4,260	414
	Time Warner, Inc.	24,060	1,151

	Total		8,280

	Consumer Staples (7.1%)
	Altria Group, Inc.	12,480	392
	CVS Caremark Corp.	19,500	943
	Kraft Foods Group, Inc.	6,561	298
	The Kroger Co.	24,700	643
	Mondelez International, Inc.	19,520	497
	PepsiCo, Inc.	5,710	391
	The Procter & Gamble Co.	35,770	2,428
	Wal-Mart Stores, Inc.	8,980	613

	Total		6,205

	Energy (16.6%)
	Apache Corp.	11,570	908
	Baker Hughes, Inc.	17,890	731
	Chevron Corp.	27,220	2,944
	Exxon Mobil Corp.	67,720	5,861
	National-Oilwell Varco, Inc.	11,030	754
	Occidental Petroleum Corp.	10,840	830
	Schlumberger, Ltd.	10,230	709
	Total SA, ADR	16,580	862
*	Ultra Petroleum Corp.	12,510	227
	Valero Energy Corp.	16,700	570

	Total		14,396

	Financials (25.3%)
	The Allstate Corp.	18,120	728
*	American International Group, Inc.	15,589	550
	Ameriprise Financial, Inc.	14,980	938
	Bank of America Corp.	69,460	806
	The Bank of New York Mellon Corp.	24,560	631
*	Berkshire Hathaway, Inc. - Class B	14,010	1,257
	BlackRock, Inc.	3,690	763
	The Chubb Corp.	4,400	331
	Citigroup, Inc.	48,930	1,936
	The Goldman Sachs Group, Inc.	9,320	1,189

	Common Stocks (97.8%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	JPMorgan Chase & Co.	66,730	2,934
	KeyCorp	46,500	391
	Loews Corp.	14,190	578
	MetLife, Inc.	35,280	1,162
	Morgan Stanley	15,800	302
	PNC Financial Services Group, Inc.	20,370	1,188
	Principal Financial Group, Inc.	17,830	508
	Prudential Financial, Inc.	15,740	839
	Torchmark Corp.	2,800	145
	The Travelers Cos., Inc.	12,540	901
	U.S. Bancorp	36,370	1,162
	Wells Fargo & Co.	80,920	2,766

	Total		22,005

	Health Care (13.4%)
	Abbott Laboratories	7,370	483
*	Abbott Laboratories - When Issued	6,310	198
	Aetna, Inc.	15,080	698
	Amgen, Inc.	1,930	167
*	Gilead Sciences, Inc.	3,330	245
	Johnson & Johnson	34,150	2,394
	Medtronic, Inc.	30,720	1,260
	Merck & Co., Inc.	49,280	2,017
	Pfizer, Inc.	118,780	2,979
	Quest Diagnostics, Inc.	7,420	432
	WellPoint, Inc.	12,540	764

	Total		11,637

	Industrials (9.0%)
	The ADT Corp.	3,560	165
	Avery Dennison Corp.	5,010	175
	Dover Corp.	9,590	630
	Eaton Corp. PLC	13,060	708
	General Electric Co.	156,830	3,292
	Honeywell International, Inc.	4,820	306
	Ingersoll-Rand PLC	4,140	199
	Northrop Grumman Corp.	4,820	326
	PACCAR, Inc.	12,640	571
	Raytheon Co.	9,080	523
	Southwest Airlines Co.	48,080	492
	Tyco International, Ltd.	14,480	424

	Total		7,811

	Information Technology (7.2%)
*	Adobe Systems, Inc.	8,120	306
	Applied Materials, Inc.	42,670	488
	Cisco Systems, Inc.	110,310	2,168
*	Fiserv, Inc.	850	67
	Intel Corp.	42,410	875
	Microsoft Corp.	40,150	1,073
*	NetApp, Inc.	10,550	354

	Common Stocks (97.8%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Oracle Corp.	28,540	951

	Total		6,282

	Materials (2.5%)
	E.I. du Pont de Nemours and Co.	7,340	330
	Freeport-McMoRan Copper & Gold, Inc.	20,380	697
	International Paper Co.	17,180	684
	Nucor Corp.	11,550	499

	Total		2,210

	Telecommunication Services (3.3%)
	AT&T, Inc.	56,100	1,891
	CenturyLink, Inc.	18,460	722
	Verizon Communications, Inc.	5,030	218

	Total		2,831

	Utilities (3.9%)
	American Electric Power Co., Inc.	11,760	502
	Exelon Corp.	9,240	275
	NV Energy, Inc.	22,240	403
	PG&E Corp.	14,420	579
	Pinnacle West Capital Corp.	10,660	544
	PPL Corp.	18,630	533
	Xcel Energy, Inc.	18,970	507

	Total		3,343

	Total Common Stocks
	(Cost: $74,880)		85,000

	Foreign Common Stocks (0.9%)

	Energy (0.9%)
(l)	Royal Dutch Shell PLC - Class A	24,190	831

	Total		831

	Total Foreign Common Stocks
	(Cost: $838)		831

The Accompanying Notes are an Integral Part of the Financial Statements.

24	Large Company Value Portfolio

Large Company Value Portfolio

Short Term Investments (1.5%)	Shares/ $ Par	Value $ (000’s)

Other Holdings (1.5%)
JPMorgan Money Market Fund	1,294,582	1,295

Total		1,295

Total Short-Term Investments
(Cost: $1,295)		1,295

Total Investments (100.2%)
(Cost: $77,013)(a)		87,126

Other Assets, Less
Liabilities (-0.2%)		(211)

Net Assets (100.0%)		86,915

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $79,627 and the net unrealized appreciation of investments based on that cost was $7,499 which is comprised of $11,143 aggregate gross unrealized appreciation and $3,644 aggregate gross unrealized depreciation.

(h)	Forward foreign currency contracts outstanding on December 31, 2012.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)		Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	UBS AG	EUR	1,149	1/13	$-	$-	(m)	$-	(m)

					$-	$-	(m)	$-	(m)

EUR — Euro

(l)	As of December 31, 2012 portfolio securities with an aggregate value of $831 (in thousands) were fair valued under procedures adopted by the Board of Directors.

(m)	Amount is less than one thousand.

(o)	Short Sales outstanding on 12/31/2012.

Description	Shares	Proceeds (000’s)	Value (000’s)
AbbVie, Inc. - When Issued	5,630	$194	$192

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio	25

Large Company Value Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs		Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$85,000	$-		$-
Foreign Common Stocks	-	831		-
Short-Term Investments	1,295	-		-
Liabilities:
Short Sales	(192)	-		-
Other Financial Instruments^
Forward Currency Contracts	-	-	(m)	-
Total	$86,103	$831		$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

26	Large Company Value Portfolio

Domestic Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. issuers that are selling at attractive prices relative to their intrinsic value.	$400 million

Portfolio Overview

Effective October 1, 2012, the Board of Directors of the Northwestern Mutual Series Fund, Inc. appointed Delaware Management Company, as series of Delaware Management Business Trust (“Delaware”) to act as sub-adviser to the Portfolio. Prior to that time, the Portfolio was sub-advised by Capital Guardian Trust Company (“Capital Guardian”). The Portfolio primarily invests in a core group of 30-40 equity securities of large capitalization U.S. issuers that have long-term capital appreciation potential. Typically, the Portfolio seeks securities that are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset valuation of the respective issuers.

Market Overview

Equity markets finished the year with solid gains despite economic uncertainty and significant volatility. Throughout the year, investors shifted their focus from uncertainty regarding the pace of global economic growth to evaluating fiscal and economic stimulus measures implemented globally. The economic slowdown in China, fiscal and debt crises in Europe, and the slow pace of growth in the U.S. drove volatility. As these issues arose, policy makers responded with stimulus and financing measures designed to calm markets. Ultimately, investors embraced risk, as record profit margins in the U.S. and remarkable cash flow generation propelled equity markets during the year.

As measured by the relevant Russell Indices, large cap value stocks performed better than their growth counterparts during the past year. The value-oriented Financials sector drove strong results for value stocks, as many large financial institutions rebounded in 2012 after a number of years of lackluster results.

Portfolio Results

The Portfolio returned 14.35% for the twelve months ended December 31, 2012. By comparison, the Russell 1000® Value Index (the “Index”) returned 17.51%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio also underperformed the 15.71% average return of its Large Cap Value Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

As noted above, prior to October 1, 2012, the Portfolio was managed by Capital Guardian. With respect to the period prior to October 1, 2012, the Portfolio underperformed the Index primarily due to stock selection and an overweight stance within the Information Technology sector, especially among semiconductors and equipment companies. Stock selection and an overweight stance in the Materials sector also pulled from relative returns.

On the positive side, stock selection within the Consumer Discretionary sector and an underweight stance in the Utilities sector contributed to relative results.

The following attribution comments relate to the period October 1, 2012 through December 31, 2012, during which Delaware acted as the Portfolio’s sub-adviser.

The Portfolio trailed the Index during the October 1, 2012 through December 31, 2012 period primarily due to an underweight position in the Financials sector, which was the second best performing sector of the Index. Stock selection within the Materials sector was also detrimental for relative results during the period.

In terms of contributors, stock selection within the Energy sector provided the biggest boost to relative results during the period. Strong stock picks in the Industrials and Consumer Discretionary sectors helped the Portfolio’s relative results as well.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Delaware, the Portfolio’s current sub-adviser.

Looking out about five years, we are optimistic about the prospects for equities, especially those of higher quality companies trading well below their long-term average valuation multiples. While we think annualized total returns for equities during this period will be below historical averages, it is our belief that these returns will be competitive versus other asset classes. Near-term, there are several developments that could make conditions more challenging for stocks. One is that the broad market, as measured by the S&P 500® Index, has recently been generating above-average returns that, in our view, will be difficult to sustain. A second is that the market’s valuation looks stretched to us. The price-to-earnings ratio for the S&P 500® Index based on 5-year average earnings remains above 20.

In light of these circumstances, we remain focused on shares of companies that look demonstrably undervalued, and that have strong cash flows, manageable debt levels, diversified businesses and good dividends. To us, these represent some of the best investment opportunities in the current environment, because we think they will hold up comparatively well and have the potential to perform competitively in a market upturn.

Domestic Equity Portfolio	27

Domestic Equity Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Domestic Equity Portfolio	14.35%	1.05%	6.92%
Russell 1000® Value Index	17.51%	0.59%	7.38%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	15.71%	0.35%	6.54%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/02. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
Halliburton Co.	3.3%
Lowe’s Cos., Inc.	3.2%
Cardinal Health, Inc.	3.2%
The Travelers Cos., Inc.	3.2%
Waste Management, Inc.	3.2%
The Bank of New York Mellon Corp.	3.2%
Comcast Corp. - Class A	3.2%
Cisco Systems, Inc.	3.1%
Northrop Grumman Corp.	3.1%
Johnson & Johnson	3.1%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

28	Domestic Equity Portfolio

Domestic Equity Portfolio

Schedule of Investments

December 31, 2012

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (6.4%)
Comcast Corp. - Class A	339,700	12,698
Lowe’s Cos., Inc.	365,100	12,968

Total		25,666

Consumer Staples (13.7%)
Archer-Daniels-Midland Co.	447,100	12,246
CVS Caremark Corp.	250,900	12,131
Kraft Foods Group, Inc.	262,566	11,939
Mondelez International, Inc.	293,900	7,486
Safeway, Inc.	601,600	10,883

Total		54,685

Energy (15.1%)
Chevron Corp.	112,846	12,203
ConocoPhillips	212,500	12,323
Halliburton Co.	377,700	13,102
Marathon Oil Corp.	375,600	11,516
Occidental Petroleum Corp.	148,500	11,377

Total		60,521

Financials (12.3%)
The Allstate Corp.	306,800	12,324
The Bank of New York Mellon Corp.	494,700	12,714
Marsh & McLennan Cos., Inc.	334,600	11,534
The Travelers Cos., Inc.	178,000	12,784

Total		49,356

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Health Care (18.0%)
Baxter International, Inc.	174,000	11,599
Cardinal Health, Inc.	311,800	12,840
Johnson & Johnson	176,300	12,359
Merck & Co., Inc.	269,400	11,029
Pfizer, Inc.	489,000	12,264
Quest Diagnostics, Inc.	203,000	11,829

Total		71,920

Industrials (9.4%)
Northrop Grumman Corp.	182,900	12,360
Raytheon Co.	212,600	12,237
Waste Management, Inc.	378,800	12,781

Total		37,378

Information Technology (11.9%)
Cisco Systems, Inc.	636,300	12,503
Intel Corp.	572,600	11,813
Motorola Solutions, Inc.	217,000	12,082
Xerox Corp.	1,655,400	11,290

Total		47,688

Materials (3.0%)
E.I. du Pont de Nemours and Co.	263,300	11,841

Total		11,841

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (5.8%)
AT&T, Inc.	343,200	11,569
Verizon Communications, Inc.	266,600	11,536

Total		23,105

Utilities (3.0%)
Edison International	265,900	12,016

Total		12,016

Total Common Stocks
(Cost: $380,937)		394,176

Short-Term Investments (1.3%)

Other Holdings (1.3%)
JPMorgan U.S. Government Money Market Fund	2,688,183	2,688
JPMorgan U.S. Treasury Plus Money Market Fund	2,688,183	2,688

Total		5,376

Total Short-Term Investments
(Cost: $5,376)		5,376

Total Investments (99.9%)
(Cost: $386,313)(a)		399,552

Other Assets, Less
Liabilities (0.1%)		506

Net Assets (100.0%)		400,058

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $386,314 and the net unrealized appreciation of investments based on that cost was $13,238 which is comprised of $22,056 aggregate gross unrealized appreciation and $8,818 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 –Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$394,176	$-	$-
Short-Term Investments	5,376	-	-
Total	$399,552	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Domestic Equity Portfolio	29

Equity Income Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invests in commons stocks with a focus on well-established, dividend paying companies.	$409 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Equity Income Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks, with 65% in the stocks of well established companies paying dividends. Under normal market conditions, the Portfolio will seek to have a dividend which generally exceeds the dividend yield of the S&P 500® Index. The Portfolio will typically employ a value approach in selecting investments, with an effort made to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but that have good prospects for capital appreciation and dividend growth.

Market Overview

U.S. stock market indices produced solid returns in 2012 despite muted U.S. economic growth, a recession and sovereign debt crisis in Europe, and a slowdown in emerging economies. Domestic stocks were supported by strong U.S. corporate earnings and actions by central banks to reduce or suppress interest rates in hopes of stimulating growth. As measured by the various Russell® indices, mid and small cap shares narrowly surpassed their large cap counterparts, and value stocks outperformed growth stocks across all market capitalizations.

Portfolio Results

The Portfolio returned 17.23% for the twelve months ended December 31, 2012. By comparison, the Russell 1000® Value Index (“the Index”) returned 17.51%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio outperformed the 14.99% average return of its Equity Income Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The leading contributors to relative results were the Industrial and Business Services, Consumer Discretionary, and Materials sectors. The Telecommunication Services, Utilities and Energy sectors detracted from performance.

Stock selection and an overweight position in the Industrials and Business Services sector contributed to relative results. Shares of diversified building products company USG rose as the housing market improved. Shares of Cooper Industries advanced after diversified power products manufacturer Eaton announced it would acquire the electrical products company at a premium. The Consumer Discretionary sector contributed due to an overweight position in the Index’s strongest-performing sector.

The Materials sector contributed due to stock selection. International Paper continued to benefit from synergies related to its acquisition of Temple-Inland, as well as higher containerboard prices. The share price of Vulcan Materials rose on the expectation that Martin Marietta would renew its bid for the leading U.S. aggregates producer.

At the other end of the spectrum, the Telecommunication Services sector detracted from performance relative to the Index due to stock selection and an overweight position. Declining revenue at Telefonica, Europe’s largest integrated telecommunications operator, hurt the company’s share price, reflecting economic problems in Spain

Stock selection in the Utilities sector detracted from performance relative to the Index. Exelon and Entergy suffered, as low natural gas prices more than offset improvements in the supply and demand balance for power, resulting in lower power prices and lower earnings power for coal and nuclear power producers.

Portfolio Manager Outlook

The following forward looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

We are reasonably optimistic that the policymakers in Washington will come up with a compromise on government spending. We expect the U.S. economy to grow in the range of 2% to 3% in 2013. We are encouraged by positive trends in the housing industry and unemployment rate. In our view, the main impediments to global growth remain the same as last year: an economic slowdown in China and sovereign debt problems in Europe. In addition, continuing turmoil in the Middle East carries the potential to escalate into more widespread violence.

We continue to seek opportunities to invest in high quality companies selling at attractive valuations with good dividend yields. We are currently finding value in select Energy and Information Technology stocks. We maintain our focus on investing in quality companies that are well managed, with strong competitive and financial positions and attractive value characteristics. In most cases, we also prefer firms with histories of providing attractive dividend yields.

30	Equity Income Portfolio

Equity Income Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	Since Inception*
Equity Income Portfolio	17.23%	1.39%	7.18%
Russell 1000® Value Index	17.51%	0.59%	7.26%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average	14.99%	0.78%	-

*	Inception date of 5/1/03

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
General Electric Co.	2.7%
JPMorgan Chase & Co.	2.6%
Chevron Corp.	2.4%
Exxon Mobil Corp.	2.1%
Wells Fargo & Co.	1.9%
AT&T, Inc.	1.8%
Royal Dutch Shell PLC - Class A, ADR	1.6%
U.S. Bancorp	1.6%
American Express Co.	1.5%
International Paper Co.	1.4%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Equity Income Portfolio	31

Equity Income Portfolio

Schedule of Investments

December 31, 2012

	Common Stocks (93.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (11.3%)
	Cablevision Systems Corp. - Class A	111,100	1,660
	Carnival Corp.	57,500	2,114
	Comcast Corp. - Class A	68,100	2,545
	Ford Motor Co.	170,400	2,207
	Genuine Parts Co.	32,600	2,073
	Hasbro, Inc.	41,000	1,472
	Johnson Controls, Inc.	70,600	2,167
	Kohl’s Corp.	85,400	3,670
	Macy’s, Inc.	62,500	2,439
*	Madison Square Garden, Inc. - Class A	37,050	1,643
	Mattel, Inc.	114,600	4,197
	The McGraw-Hill Cos., Inc.	69,100	3,778
*	The New York Times Co. - Class A	117,600	1,003
	Staples, Inc.	212,800	2,426
	Tiffany & Co.	7,100	407
	Time Warner, Inc.	111,300	5,323
	The Walt Disney Co.	78,100	3,889
	Whirlpool Corp.	27,400	2,788
	WPP PLC, ADR	5,400	394

	Total		46,195

	Consumer Staples (5.6%)
	Archer-Daniels-Midland Co.	124,900	3,421
	Avon Products, Inc.	164,000	2,355
	Campbell Soup Co.	99,000	3,454
	The Clorox Co.	54,000	3,954
	ConAgra Foods, Inc.	63,800	1,882
	Energizer Holdings, Inc.	20,800	1,664
	McCormick & Co., Inc.	29,400	1,868
	PepsiCo, Inc.	50,000	3,421
	The Procter & Gamble Co.	12,300	835

	Total		22,854

	Energy (14.0%)
	Anadarko Petroleum Corp.	53,700	3,990
	Apache Corp.	43,700	3,431
	BP PLC, ADR	55,300	2,303
	Chevron Corp.	90,400	9,776
	ConocoPhillips	29,400	1,705
	CONSOL Energy, Inc.	87,000	2,793
	Diamond Offshore Drilling, Inc.	45,900	3,119
	Exxon Mobil Corp.	101,200	8,759
	Hess Corp.	66,700	3,532
	Murphy Oil Corp.	76,900	4,579
	Petroleo Brasileiro SA, ADR	60,200	1,172
	Royal Dutch Shell PLC - Class A, ADR	96,400	6,647
	Schlumberger, Ltd.	55,300	3,832
	Spectra Energy Corp.	52,550	1,439

	Total		57,077

Common Stocks (93.9%)	Shares/ $ Par	Value $ (000’s)

Financials (20.1%)
The Allstate Corp.	115,300	4,632
American Express Co.	109,300	6,283
Bank of America Corp.	434,123	5,036
The Bank of New York Mellon Corp.	96,900	2,490
Capital One Financial Corp.	47,200	2,734
The Chubb Corp.	24,100	1,815
JPMorgan Chase & Co.	241,488	10,618
Legg Mason, Inc.	106,300	2,734
Lincoln National Corp.	77,776	2,014
Loews Corp.	32,900	1,341
Marsh & McLennan Cos., Inc.	127,200	4,385
Northern Trust Corp.	76,200	3,822
Och-Ziff Capital Management Group - Class A	58,400	555
PNC Financial Services Group, Inc.	72,100	4,204
Regions Financial Corp.	180,500	1,285
SLM Corp.	166,600	2,854
Sun Life Financial, Inc.	59,300	1,573
SunTrust Banks, Inc.	126,800	3,595
U.S. Bancorp	205,500	6,564
Wells Fargo & Co.	223,700	7,646
Weyerhaeuser Co.	109,635	3,050
Willis Group Holdings PLC	53,500	1,794
XL Group PLC	51,600	1,293

Total		82,317

Health Care (7.1%)
Agilent Technologies, Inc.	37,300	1,527
Amgen, Inc.	21,600	1,864
Bristol-Myers Squibb Co.	97,800	3,187
Johnson & Johnson	77,300	5,419
Merck & Co., Inc.	111,300	4,557
Pfizer, Inc.	205,026	5,142
Quest Diagnostics, Inc.	35,900	2,092
Thermo Fisher Scientific, Inc.	83,900	5,351

Total		29,139

Industrials (14.1%)
3M Co.	59,900	5,562
Avery Dennison Corp.	28,800	1,006
The Boeing Co.	44,700	3,369
Eaton Corp. PLC	36,570	1,982
Emerson Electric Co.	88,800	4,703
General Electric Co.	525,300	11,026
Honeywell International, Inc.	69,100	4,386
Illinois Tool Works, Inc.	83,200	5,059
Ingersoll-Rand PLC	50,100	2,403
Lockheed Martin Corp.	21,000	1,938
Masco Corp.	120,200	2,002
Norfolk Southern Corp.	67,900	4,199

The Accompanying Notes are an Integral Part of the Financial Statements.

32	Equity Income Portfolio

Equity Income Portfolio

	Common Stocks (93.9%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
*	United Continental Holdings, Inc.	125,900	2,943
	United Parcel Service, Inc. - Class B	53,400	3,937
	United Technologies Corp.	8,300	681
*	USG Corp.	51,800	1,454
	Xylem, Inc.	38,000	1,030

	Total		57,680

	Information Technology (8.1%)
	Analog Devices, Inc.	68,000	2,860
	Applied Materials, Inc.	207,000	2,368
	CA, Inc.	42,000	923
	Cisco Systems, Inc.	171,100	3,362
	Computer Sciences Corp.	86,400	3,460
	Corning, Inc.	238,200	3,006
	Dell, Inc.	275,300	2,789
*	First Solar, Inc.	21,700	670
	Harris Corp.	78,300	3,834
	Hewlett-Packard Co.	98,300	1,401
	Microsoft Corp.	184,300	4,926
	Nokia Corp. OYJ, ADR	240,300	949
	Texas Instruments, Inc.	80,400	2,488

	Total		33,036

	Materials (4.8%)
	Cliffs Natural Resources, Inc.	35,900	1,384
	E.I. du Pont de Nemours and Co.	43,700	1,965
	International Paper Co.	143,500	5,717
	MeadWestvaco Corp.	66,400	2,116
	Newmont Mining Corp.	25,000	1,161
	Nucor Corp.	95,800	4,137
	Vulcan Materials Co.	60,400	3,144

	Total		19,624

	Telecommunication Services (3.2%)
	AT&T, Inc.	216,035	7,283
	CenturyLink, Inc.	55,190	2,159
	Verizon Communications, Inc.	84,100	3,639

	Total		13,081

	Utilities (5.6%)
	The AES Corp.	99,600	1,066
	Duke Energy Corp.	82,000	5,231
	Entergy Corp.	64,200	4,093
	Exelon Corp.	116,900	3,477
	FirstEnergy Corp.	37,700	1,574
	NiSource, Inc.	165,900	4,129
	TECO Energy, Inc.	42,300	709
	Xcel Energy, Inc.	97,800	2,612

	Total		22,891

	Total Common Stocks
	(Cost: $348,767)		383,894

	Foreign Common Stocks (0.8%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (0.2%)
(l)	WPP PLC	United Kingdom	57,461	836

	Total			836

	Telecommunication Services (0.6%)
(l)	Telefonica SA	Spain	80,725	1,095
(l)	Vodafone Group PLC	United Kingdom	492,427	1,239

	Total			2,334

	Total Foreign Common Stocks
	(Cost: $3,283)			3,170

	Preferred Stocks (0.6%)

	Consumer Discretionary (0.6%)
	General Motors Co., Series B, 4.75%, 12/1/13		56,300	2,484

	Total Preferred Stocks
	(Cost: $2,648)			2,484

	Short-Term Investments (4.6%)

	Other Holdings (4.6%)
	T. Rowe Price Reserve Investment Fund		19,020,794	19,021

	Total			19,021

	Total Short-Term Investments
	(Cost: $19,021)			19,021

	Total Investments (99.9%)
	(Cost: $373,719)(a)			408,569

	Other Assets, Less
	Liabilities (0.1%)			528

	Net Assets (100.0%)			409,097

The Accompanying Notes are an Integral Part of the Financial Statements

Equity Income Portfolio	33

Equity Income Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $374,685 and the net unrealized appreciation of investments based on that cost was $33,884 which is comprised of $57,048 aggregate gross unrealized appreciation and $23,164 aggregate gross unrealized depreciation.

(l)	As of December 31, 2012 portfolio securities with an aggregate value of $3,170 (in thousands) were fair valued under procedures adopted by the Board of Directors.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$383,894	$-	$-
Foreign Common Stocks	-	3,170	-
Preferred Stocks	2,484	-	-
Short-Term Investments	19,021	-	-
Total	$405,399	$3,170	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

34	Equity Income Portfolio

Mid Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invests primarily in equity securities of mid-sized companies with potential for above average growth.	$829 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Mid Cap Growth Stock Portfolio (the “Portfolio”). Normally, the Portfolio invests in stocks of mid-sized companies. In keeping with its growth strategy, the Portfolio selects companies for their above average growth potential, giving consideration to factors such as company management, growth rate of revenues and earnings, opportunities for margin expansion, strong financial characteristics and attractive valuations.

Market Overview

Equity markets finished the year with solid gains despite economic uncertainty and significant volatility. Throughout the year, investors shifted their focus from uncertainty regarding the pace of global economic growth to evaluating fiscal and economic stimulus measures implemented throughout the world. The economic slowdown in China, fiscal and debt crises in Europe, and the slow pace of growth in the U.S. drove volatility. As these issues arose, policy makers responded with stimulus and financing measures designed to calm markets. Ultimately, investors embraced risk, as record profit margins in the U.S. and remarkable cash flow generation propelled equity markets during the year.

Portfolio Results

The Portfolio returned 11.97% for the twelve months ended December 31, 2012. By comparison, the Russell® Midcap Growth Index returned 15.81%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio trailed the 14.20% average return of its Mid Cap Growth Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Holdings in the Information Technology sector were responsible for the majority of the Portfolio’s underperformance relative to the Index. The leading detractors in the software industry were Informatica Corp., Fortinet Inc. and AutoDesk Inc. The information services industry was another source of weakness. Verifone Systems, a maker of credit card scanners, declined on poor execution and fear that its product would be replaced by smart phone technology. Global Payments, a payments processor, had a highly publicized security breach, sending its shares lower. In the computer industry, the Portfolio’s holding in NetApp Inc. detracted from performance. The company suffered from poor execution and sluggish business spending.

Holdings in the Healthcare sector also detracted from performance relative to the Index. The performance of the Healthcare sector was led by a sharp rally in biotechnology stocks during 2012. From a fundamental perspective, picking the winners and losers in biotechnology requires an investor to assume considerable risk, looking several years into the future to determine the products that may or may not pan out. As such, the Portfolio held an underweight position in the biotechnology industry, avoiding Regeneron Pharmaceuticals Inc. and Amylin Inc., two biotechnology stocks that had remarkably strong returns.

On the positive side, holdings in the Telecommunications Sector helped offset some of the Portfolio’s underperformance. A relatively large position in SBA Communications Corp. generated strong returns for the Portfolio, as the stock outperformed on consistent earnings growth. Within the Consumer Discretionary sector, the Portfolio also experienced higher returns than the Index. A significant overweight in Polaris Industries helped relative performance, as the maker of all terrain vehicles rose on improving profit margins and increasing market share. Similarly, the Portfolio’s substantial holdings in Chicos FAS Inc. worked for the Portfolio, as the stock rallied sharply on solid execution.

Portfolio Manager Outlook

We are a taking a cautious view going into 2013. We expect the market to remain volatile as resolution about the “Fiscal Cliff” remains in the headlines and the resulting uncertainty swings the market around. Once resolved, we expect enterprise spending to improve, which could provide a nice tailwind for many industries. An improving Chinese economy should also provide many companies with a better outlook for future growth. However, we remain concerned that the improved global economy could lead to higher commodity prices and in turn higher inflation, as we enter the back half of the year. This could potentially cool off growth and weigh on the valuations of many stocks, making the investing environment more challenging. Therefore, we believe 2013 will be similar to the last couple of years, where the market can have solid rallies, followed by corrections that lead to a range bound market for the year.

Mid Cap Growth Stock Portfolio	35

Mid Cap Growth Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	11.97%	0.59%	6.97%
Russell MidCap® Growth Index	15.81%	3.23%	10.32%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average	14.20%	1.96%	9.17%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/02. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in derivative instruments for hedging purposes, as a cash management strategy or to earn income. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
SBA Communications Corp. - Class A	2.7%
Alliance Data Systems Corp.	2.3%
Global Payments, Inc.	2.1%
Airgas, Inc.	2.1%
Corrections Corp. of America	2.0%
Robert Half International, Inc.	1.9%
AmerisourceBergen Corp.	1.9%
Kansas City Southern	1.8%
B/E Aerospace, Inc.	1.8%
Raymond James Financial, Inc.	1.8%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

36	Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2012

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (19.0%)
*	Bed Bath & Beyond, Inc.	136,223	7,616
*	BorgWarner, Inc.	170,600	12,218
	Brunswick Corp.	239,400	6,964
	Chico’s FAS, Inc.	733,301	13,537
	Coach, Inc.	106,200	5,895
	Dick’s Sporting Goods, Inc.	107,600	4,895
	The Gap, Inc.	155,300	4,821
*	LKQ Corp.	523,000	11,035
	Macy’s, Inc.	262,500	10,243
	Marriott International, Inc. - Class A	153,400	5,717
	The McGraw-Hill Cos., Inc.	245,100	13,400
*	O’Reilly Automotive, Inc.	141,260	12,632
*	Penn National Gaming, Inc.	149,900	7,362
	Polaris Industries, Inc.	168,700	14,196
	Ralph Lauren Corp.	22,400	3,358
	Ross Stores, Inc.	183,200	9,920
	Scripps Networks Interactive - Class A	90,200	5,224
	Ulta Salon, Cosmetics & Fragrance, Inc.	49,900	4,903
	Wynn Resorts, Ltd.	33,600	3,780

	Total		157,716

	Consumer Staples (6.1%)
	Beam, Inc.	216,200	13,208
	Church & Dwight Co., Inc.	232,500	12,455
	McCormick & Co., Inc.	225,900	14,351
	Mead Johnson Nutrition Co.	164,900	10,865

	Total		50,879

	Energy (4.4%)
*	Cameron International Corp.	141,800	8,006
*	Concho Resources, Inc.	106,000	8,539
*	FMC Technologies, Inc.	143,600	6,150
	Noble Energy, Inc.	93,400	9,503
*	Southwestern Energy Co.	122,300	4,086

	Total		36,284

	Financials (4.7%)
*	CBRE Group, Inc.	640,800	12,752
*	IntercontinentalExchange, Inc.	57,683	7,142
	Lazard, Ltd. - Class A	144,300	4,306
	Raymond James Financial, Inc.	376,000	14,487

	Total		38,687

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Health Care (10.5%)
*	Alexion Pharmaceuticals, Inc.	37,800	3,546
	AmerisourceBergen Corp.	364,500	15,739
*	Catamaran Corp.	229,400	10,807
*	Cerner Corp.	106,300	8,253
*	DaVita, Inc.	95,150	10,517
*	Express Scripts Holding Co.	79,700	4,304
*	IDEXX Laboratories, Inc.	102,712	9,532
*	Mettler-Toledo International, Inc.	46,300	8,950
*	Mylan, Inc.	131,900	3,625
	Perrigo Co.	84,500	8,790
*	Vertex Pharmaceuticals, Inc.	77,500	3,250

	Total		87,313

	Industrials (18.4%)
*	B/E Aerospace, Inc.	295,000	14,573
	Corrections Corp. of America	472,400	16,756
	Cummins, Inc.	98,946	10,721
	Dover Corp.	170,200	11,184
*	Fortune Brands Home & Security, Inc.	127,200	3,717
	Graco, Inc.	222,000	11,431
	Kansas City Southern	175,600	14,659
	Knight Transportation, Inc.	311,800	4,562
	MSC Industrial Direct Co., Inc. - Class A	93,700	7,063
*	Owens Corning, Inc.	219,300	8,112
	Regal-Beloit Corp.	119,958	8,453
	Robert Half International, Inc.	501,200	15,948
	Roper Industries, Inc.	105,300	11,739
*	WESCO International, Inc.	200,860	13,544

	Total		152,462

	Information Technology (17.7%)
*	Alliance Data Systems Corp.	134,100	19,412
	Amphenol Corp. - Class A	145,000	9,381
*	Aruba Networks, Inc.	203,500	4,223
	Avago Technologies, Ltd.	207,500	6,569
*	Citrix Systems, Inc.	139,900	9,198
*	F5 Networks, Inc.	93,100	9,045
*	Fortinet, Inc.	464,100	9,779
*	Freescale Semiconductor Holdings I, Ltd.	347,100	3,821
	Global Payments, Inc.	378,600	17,151
	Microchip Technology, Inc.	244,095	7,955

	Common Stocks (89.1%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	NetApp, Inc.	138,300	4,640
*	NetSuite, Inc.	41,500	2,793
*	Red Hat, Inc.	112,700	5,969
*	ServiceNow, Inc.	59,069	1,774
*	Skyworks Solutions, Inc.	207,600	4,214
*	Teradata Corp.	80,200	4,964
*	TIBCO Software, Inc.	196,600	4,327
*	VeriFone Systems, Inc.	416,200	12,353
*	Zebra Technologies Corp. - Class A	239,800	9,419

	Total		146,987

	Materials (5.5%)
	Airgas, Inc.	187,761	17,141
	CF Industries Holdings, Inc.	38,700	7,862
	PPG Industries, Inc.	100,100	13,549
	Westlake Chemical Corp.	87,900	6,970

	Total		45,522

	Telecommunication Services (2.8%)
*	SBA Communications Corp. - Class A	319,600	22,698

	Total		22,698

	Total Common Stocks
	(Cost: $623,270)		738,548

	Short-Term Investments (10.8%)

	Autos (1.2%)
	American Honda Finance Corp., 0.14%, 1/25/13	10,000,000	9,999

	Total		9,999

	Consumer Products/Retailing (1.2%)
	Wal-Mart Stores, Inc., 0.10%, 1/30/13	10,000,000	9,999

	Total		9,999

	Electric Utilities (2.0%)
	American Electric Power Co., Inc., 0.30%, 1/2/13	6,200,000	6,200
	Emerson Electric Co., 0.11%, 1/16/13	10,000,000	9,999

	Total		16,199

	Federal Government & Agencies (1.6%)
	Federal Home Loan Mortgage Corp., 0.12%, 2/27/13	10,000,000	9,999
(b)	Federal Home Loan Mortgage Corp., 0.12%, 3/4/13	3,000,000	3,000

	Total		12,999

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio	37

Mid Cap Growth Stock Portfolio

Short-Term Investments (10.8%)	Shares/ $ Par	Value $ (000’s)

Finance Services (3.0%)
Alpine Securitization Corp., 0.18%, 1/22/13	10,000,000	9,999
Govco LLC, 0.23%, 1/22/13	10,000,000	9,999
Jupiter Securitization Co. LLC, 0.16%, 2/4/13	5,000,000	4,999

Total		24,997

Short-Term Investments (10.8%)	Shares/ $ Par	Value $ (000’s)

Personal Credit Institutions (0.6%)
Old Line Funding LLC, 0.19%, 3/25/13	5,000,000	4,999

Total		4,999

Restaurants (0.6%)
Darden Restaurants, Inc., 0.28%, 1/2/13	5,000,000	5,000

Total		5,000

Short-Term Investments (10.8%)	Shares/ $ Par	Value $ (000’s)

Retail Food and Drug (0.6%)
CVS Caremark Corp., 0.28%, 1/2/13	5,000,000	5,000

Total		5,000

Total Short-Term Investments
(Cost: $89,190)		89,192

Total Investments (99.9%)
(Cost: $712,460)(a)		827,740

Other Assets, Less
Liabilities (0.1%)		1,213

Net Assets (100.0%)		828,953

*	Non-Income Producing

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $714,281 and the net unrealized appreciation of investments based on that cost was $113,459 which is comprised of $126,959 aggregate gross unrealized appreciation and $13,500 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 400 Mini Index Futures (Long) (Total Notional Value at December 31, 2012, $58,883)	583	3/13	$471

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$738,548	$-	$-
Short-Term Investments	-	89,192	-
Other Financial Instruments^
Futures	471	-	-
Total	$739,019	$89,192	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

38	Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P MidCap 400® Index.	Invest in stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$479 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Index 400 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P MidCap 400® Index (the “Index”), which is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures and, to a lesser extent, swap agreements, to help achieve full replication.

Market Overview

Equity markets finished the year with solid gains (as measured by the Index) despite economic uncertainty and significant volatility. Throughout the year, investors shifted their focus from uncertainty regarding the pace of global economic growth to evaluating fiscal and economic stimulus measures implemented globally. The economic slowdown in China, fiscal and debt crises in Europe, and the slow pace of growth in the U.S. drove volatility. As these issues arose, policy makers responded with stimulus and financing measures designed to calm markets. Ultimately, investors embraced risk, as record profit margins in the U.S. and remarkable cash flow generation propelled equity markets during the year. In that environment, mid cap stocks outperformed shares of large and small sized companies. For the year, returns for the S&P 500®, MidCap 400®, and SmallCap 600® Indices were 16.00%, 17.88%, and 16.33%, respectively.

Within the S&P 400 Index®, every economic sector posted a positive return. The Healthcare sector had the biggest gains, led by biotechnology stocks. Stocks in the Consumer Discretionary sector also outperformed the aggregate Index, reflecting strong demand for mid-sized apparel companies, homebuilders and specialty retail. The economically sensitive Industrials and Materials sectors also had strongly positive results. The Information Technology sector trailed the broader Index—slow capital spending weighed on several technology industries. The Financials sector performed in line with the Index despite a strong performance from Real Estate Investment Trusts (REITs).

Stocks in the Energy sector lagged the benchmark by a considerable margin, as relatively flat oil and natural gas prices restrained profits. Similarly, the traditionally defensive Utilities sector had a modest positive return.

Portfolio Results

The Index 400 Stock Portfolio had a total return of 17.64% in the twelve months ended December 31, 2012. That was in line with the 17.88% return of the Index. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The average return for the Portfolio’s peer group, Mid Cap Core Funds, was 16.07%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. However, the Mid Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

As the Portfolio seeks to track the performance and weightings of stocks in the Index, the portfolio managers make adjustments to the Portfolio’s holdings as the Index changes. Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2012, there were 24 stocks added to the Index, and a like number of companies were eliminated. The portfolio managers try to make these adjustments in a way that minimizes the cost and market impact of trading.

Portfolio Manager Outlook

We have a cautiously optimistic view of equity markets heading into 2013. Currently, stocks appear relatively attractive given reasonable valuations, record high profit margins and cash positions, as well as relatively low energy prices. Extremely low interest rates have also led to improving fundamentals in the housing market and steady increases in employment.

Nevertheless, the market still faces a number of risks—from uncertainty surrounding further economic stimulus and concerns over the developed world’s ongoing debt crisis, among others—that have the potential for creating a volatile market environment for the foreseeable future.

Index 400 Stock Portfolio	39

Index 400 Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Index 400 Stock Portfolio	17.64%	4.93%	10.30%
S&P MidCap 400® Index	17.88%	5.14%	10.52%
Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average	16.07%	2.82%	8.96%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/02. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in derivative instruments such as futures and swap agreements to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
Regeneron Pharmaceuticals, Inc.	1.1%
Equinix, Inc.	0.8%
HollyFrontier Corp.	0.8%
Kansas City Southern	0.8%
AMETEK, Inc.	0.8%
Vertex Pharmaceuticals, Inc.	0.8%
Rackspace Hosting, Inc.	0.7%
The Macerich Co.	0.7%
PVH Corp.	0.6%
Trimble Navigation, Ltd.	0.6%

Sector Allocation 12/31/12

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

40	Index 400 Stock Portfolio

Index 400 Stock Portfolio

Schedule of Investments

December 31, 2012

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (13.0%)
	Aaron’s, Inc.	27,700	783
	Advance Auto Parts, Inc.	28,900	2,091
*	Aeropostale, Inc.	30,875	402
*	AMC Networks, Inc. - Class A	22,600	1,119
	American Eagle Outfitters, Inc.	71,050	1,457
*	Ann, Inc.	19,050	645
*	Ascena Retail Group, Inc.	49,600	917
*	Bally Technologies, Inc.	16,200	724
*	Barnes & Noble, Inc.	14,900	225
	Bob Evans Farms, Inc.	11,100	446
	Brinker International, Inc.	28,775	892
*	Cabela’s, Inc.	18,200	760
*	Carter’s, Inc.	20,000	1,113
	The Cheesecake Factory, Inc.	19,650	643
	Chico’s FAS, Inc.	65,600	1,211
	Cinemark Holdings, Inc.	40,300	1,047
*	Deckers Outdoor Corp.	13,900	560
	DeVry, Inc.	22,500	534
	Dick’s Sporting Goods, Inc.	38,700	1,760
*	DreamWorks Animation SKG, Inc. - Class A	28,300	469
	Foot Locker, Inc.	59,400	1,908
	Gentex Corp.	56,200	1,058
	Guess?, Inc.	24,200	594
*	Hanesbrands, Inc.	38,600	1,383
	HSN, Inc.	14,300	788
	International Speedway Corp. - Class A	10,100	279
*	Jarden Corp.	28,900	1,494
	John Wiley & Sons, Inc. - Class A	18,500	720
	KB Home	30,200	477
*	Lamar Advertising Co. - Class A	21,800	845
*	Life Time Fitness, Inc.	15,800	778
*	LKQ Corp.	117,100	2,471
	M.D.C. Holdings, Inc.	15,300	562
	Matthews International Corp. - Class A	10,800	347
	Meredith Corp.	14,200	489
*	Mohawk Industries, Inc.	22,900	2,072
*	The New York Times Co. - Class A	48,000	409
*	NVR, Inc.	1,800	1,656
*	Office Depot, Inc.	112,400	369
*	Panera Bread Co. - Class A	11,100	1,763
	Polaris Industries, Inc.	25,300	2,129
	PVH Corp.	27,800	3,086
	Regis Corp.	22,700	384
	Rent-A-Center, Inc.	23,200	797
*	Saks, Inc.	40,000	420

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Scholastic Corp.	10,400	307
*	Scientific Games Corp. - Class A	20,800	180
	Service Corp. International	83,800	1,157
	Signet Jewelers, Ltd.	31,900	1,703
	Sotheby’s	26,700	898
	Strayer Education, Inc.	4,700	264
*	Tempur-Pedic International, Inc.	23,500	740
	Thor Industries, Inc.	17,300	648
*	Toll Brothers, Inc.	59,000	1,908
	Tractor Supply Co.	27,800	2,456
	Tupperware Brands Corp.	21,800	1,397
*	Under Armour, Inc.	30,500	1,480
	Valassis Communications, Inc.	15,500	400
*	The Warnaco Group, Inc.	16,100	1,152
	The Wendy’s Co.	110,900	521
	Williams-Sonoma, Inc.	34,000	1,488
*	WMS Industries, Inc.	21,500	376

	Total		62,151

	Consumer Staples (3.7%)
	Church & Dwight Co., Inc.	55,100	2,952
	Energizer Holdings, Inc.	24,400	1,952
	Flowers Foods, Inc.	45,200	1,052
*	Green Mountain Coffee Roasters, Inc.	48,500	2,006
	Harris Teeter Supermarkets, Inc.	19,400	748
	Hillshire Brands Co.	48,200	1,356
	Ingredion, Inc.	30,201	1,946
	Lancaster Colony Corp.	7,600	526
*	Post Holdings, Inc.	12,850	440
*	Ralcorp Holdings, Inc.	21,700	1,945
*	Smithfield Foods, Inc.	49,200	1,061
	SUPERVALU, INC.	84,100	208
	Tootsie Roll Industries, Inc.	8,077	209
*	United Natural Foods, Inc.	19,400	1,040
	Universal Corp.	9,200	459

	Total		17,900

	Energy (5.9%)
*	Alpha Natural Resources, Inc.	86,900	846
	Arch Coal, Inc.	83,600	612
*	Atwood Oceanics, Inc.	22,400	1,026
*	Bill Barrett Corp.	19,000	338
	CARBO Ceramics, Inc.	7,700	603
	Cimarex Energy Co.	34,100	1,969
*	Dresser-Rand Group, Inc.	29,800	1,673
*	Dril-Quip, Inc.	14,300	1,045
	Energen Corp.	28,400	1,280

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
*	Forest Oil Corp.	46,600	312
*	Helix Energy Solutions Group, Inc.	38,600	797
	HollyFrontier Corp.	79,780	3,714
*	Northern Oil and Gas, Inc.	23,300	392
	Oceaneering International, Inc.	42,500	2,286
*	Oil States International, Inc.	21,600	1,545
	Patterson-UTI Energy, Inc.	58,800	1,095
*	Plains Exploration & Production Co.	50,866	2,388
*	Quicksilver Resources, Inc.	47,000	134
*	Rosetta Resources, Inc.	20,700	939
	SM Energy Co.	26,000	1,357
*	Superior Energy Services, Inc.	62,100	1,287
	Tidewater, Inc.	19,600	876
*	Unit Corp.	17,000	766
	World Fuel Services Corp.	28,400	1,169

	Total		28,449

	Financials (21.6%)
*	Affiliated Managers Group, Inc.	20,400	2,655
*	Alexander & Baldwin, Inc.	16,900	496
	Alexandria Real Estate Equities, Inc.	25,100	1,740
*	Alleghany Corp.	6,700	2,247
	American Campus Communities, Inc.	41,200	1,901
	American Financial Group, Inc.	29,850	1,180
	Apollo Investment Corp.	79,904	668
	Arthur J. Gallagher & Co.	49,000	1,698
	Aspen Insurance Holdings, Ltd.	28,000	898
	Associated Banc-Corp.	67,663	888
	Astoria Financial Corp.	32,200	301
	BancorpSouth, Inc.	32,700	475
	Bank of Hawaii Corp.	17,700	780
	BioMed Realty Trust, Inc.	60,800	1,175
	BRE Properties, Inc.	30,300	1,540
	Brown & Brown, Inc.	46,500	1,184
	Camden Property Trust	33,100	2,258
	Cathay General Bancorp	28,900	564
	CBOE Holdings, Inc.	34,400	1,013
	City National Corp.	18,700	926
	Commerce Bancshares, Inc.	30,672	1,075
	Corporate Office Properties Trust	31,800	794
	Cullen/Frost Bankers, Inc.	24,200	1,313

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	41

Index 400 Stock Portfolio

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Duke Realty Corp.	108,400	1,503
	East West Bancorp, Inc.	55,300	1,188
	Eaton Vance Corp.	45,400	1,446
	Equity One, Inc.	24,300	511
	Essex Property Trust, Inc.	14,400	2,112
	Everest Re Group, Ltd.	20,400	2,243
	Federal Realty Investment Trust	25,500	2,653
	Federated Investors, Inc. - Class B	37,500	759
	Fidelity National Financial, Inc. - Class A	83,491	1,966
	First American Financial Corp.	42,000	1,012
	First Niagara Financial Group, Inc.	138,910	1,102
	FirstMerit Corp.	43,210	613
	Fulton Financial Corp.	78,500	754
	Greenhill & Co., Inc.	10,400	541
	Hancock Holding Co.	33,400	1,060
	Hanover Insurance Group, Inc.	17,600	682
	HCC Insurance Holdings, Inc.	39,950	1,487
	Highwoods Properties, Inc.	30,900	1,034
	Home Properties, Inc.	20,200	1,238
	Hospitality Properties Trust	48,700	1,141
	International Bancshares Corp.	21,500	388
	Janus Capital Group, Inc.	73,800	629
	Jefferies Group, Inc.	50,400	936
	Jones Lang LaSalle, Inc.	17,400	1,461
	Kemper Corp.	21,400	631
	Liberty Property Trust	46,600	1,667
	The Macerich Co.	53,788	3,136
	Mack-Cali Realty Corp.	32,700	854
	Mercury General Corp.	14,300	568
*	MSCI, Inc.	48,100	1,491
	National Retail Properties, Inc.	43,400	1,354
	New York Community Bancorp, Inc.	173,021	2,267
	Old Republic International Corp.	95,075	1,013
	OMEGA Healthcare Investors, Inc.	44,100	1,052
	Potlatch Corp.	15,947	625
	Prosperity Bancshares, Inc.	17,300	727
	Protective Life Corp.	31,200	892
	Raymond James Financial, Inc.	43,925	1,692
	Rayonier, Inc.	48,499	2,514
	Realty Income Corp.	52,600	2,115
	Regency Centers Corp.	35,600	1,677
	Reinsurance Group of America, Inc.	29,100	1,557
	SEI Investments Co.	53,100	1,239

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Senior Housing Properties Trust	69,600	1,645
*	Signature Bank	18,200	1,298
	SL Green Realty Corp.	35,600	2,729
	StanCorp Financial Group, Inc.	17,400	638
*	SVB Financial Group	17,500	979
	Synovus Financial Corp.	309,900	759
	Taubman Centers, Inc.	24,300	1,913
	TCF Financial Corp.	64,400	782
	Trustmark Corp.	25,500	573
	UDR, Inc.	98,602	2,345
	Valley National Bancorp	77,886	724
	W.R. Berkley Corp.	43,350	1,636
	Waddell & Reed Financial, Inc. - Class A	33,700	1,173
	Washington Federal, Inc.	41,865	706
	Webster Financial Corp.	31,600	649
	Weingarten Realty Investors	44,000	1,178
	Westamerica Bancorporation	10,800	460

	Total		103,486

	Health Care (9.2%)
*	Allscripts Healthcare Solutions, Inc.	67,600	637
*	Bio-Rad Laboratories, Inc. - Class A	7,900	830
*	Charles River Laboratories International, Inc.	19,100	716
	Community Health Systems, Inc.	35,900	1,104
	The Cooper Cos., Inc.	18,900	1,748
*	Covance, Inc.	21,600	1,248
*	Endo Pharmaceuticals Holdings, Inc.	45,000	1,182
*	Health Management Associates, Inc. - Class A	101,000	941
*	Health Net, Inc.	32,000	778
*	Henry Schein, Inc.	34,700	2,792
	Hill-Rom Holdings, Inc.	24,000	684
*	HMS Holdings Corp.	34,200	886
*	Hologic, Inc.	105,100	2,105
*	IDEXX Laboratories, Inc.	21,500	1,995
*	LifePoint Hospitals, Inc.	19,400	732
	Masimo Corp.	20,500	431
*	MEDNAX, Inc.	19,600	1,559
*	Mettler-Toledo International, Inc.	12,100	2,339
	Omnicare, Inc.	43,600	1,574
	Owens & Minor, Inc.	24,950	711
*	Regeneron Pharmaceuticals, Inc.	29,700	5,081
	ResMed, Inc.	56,400	2,344
	STERIS Corp.	23,000	799
	Techne Corp.	13,600	929
	Teleflex, Inc.	16,100	1,148
*	Thoratec Corp.	23,200	870

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	United Therapeutics Corp.	18,600	994
	Universal Health Services, Inc. - Class B	34,900	1,687
*	VCA Antech, Inc.	34,600	728
*	Vertex Pharmaceuticals, Inc.	85,400	3,582
*	WellCare Health Plans, Inc.	17,000	828

	Total		43,982

	Industrials (16.9%)
	Acuity Brands, Inc.	16,800	1,138
*	Aecom Technology Corp.	42,600	1,014
*	AGCO Corp.	38,200	1,876
*	Alaska Air Group, Inc.	27,700	1,194
	Alliant Techsystems, Inc.	12,900	799
	AMETEK, Inc.	95,712	3,596
*	B/E Aerospace, Inc.	41,000	2,025
	The Brink’s Co.	18,800	536
	Carlisle Cos., Inc.	24,800	1,457
	CLARCOR, Inc.	19,700	941
*	Clean Harbors, Inc.	20,800	1,144
	Con-way, Inc.	22,100	615
*	Copart, Inc.	41,772	1,232
	The Corporate Executive Board Co.	13,200	627
	Corrections Corp. of America	39,400	1,398
	Crane Co.	18,800	870
	Deluxe Corp.	20,100	648
	Donaldson Co., Inc.	53,200	1,747
*	Esterline Technologies Corp.	12,200	776
	Exelis, Inc.	73,900	833
*	Fortune Brands Home & Security, Inc.	64,100	1,873
*	FTI Consulting, Inc.	16,300	538
	Gardner Denver, Inc.	19,300	1,322
	GATX Corp.	18,500	801
*	General Cable Corp.	19,600	596
*	Genesee & Wyoming, Inc. - Class A	17,200	1,309
	Graco, Inc.	23,900	1,231
	Granite Construction, Inc.	14,000	471
	Harsco Corp.	31,800	747
	Herman Miller, Inc.	23,000	493
	HNI Corp.	17,800	535
	Hubbell, Inc. - Class B	21,000	1,777
	Huntington Ingalls Industries, Inc.	19,500	845
	IDEX Corp.	32,580	1,516
	ITT Corp.	36,500	856
	J.B. Hunt Transport Services, Inc.	35,900	2,144
*	JetBlue Airways Corp.	89,625	512
	Kansas City Southern	43,400	3,623
	KBR, Inc.	58,100	1,738
	Kennametal, Inc.	31,400	1,256
*	Kirby Corp.	22,000	1,362
	Landstar System, Inc.	18,300	960

The Accompanying Notes are an Integral Part of the Financial Statements.

42	Index 400 Stock Portfolio

Index 400 Stock Portfolio

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Lennox International, Inc.	18,000	945
	Lincoln Electric Holdings, Inc.	32,700	1,592
	Manpower, Inc.	30,900	1,311
	Matson, Inc.	16,800	415
	Mine Safety Appliances Co.	12,200	521
	MSC Industrial Direct Co., Inc. - Class A	18,300	1,379
	Nordson Corp.	22,200	1,401
*	Oshkosh Corp.	36,000	1,067
	R.R. Donnelley & Sons Co.	71,000	639
	Regal-Beloit Corp.	17,500	1,233
	Rollins, Inc.	25,930	572
*	The Shaw Group, Inc.	26,256	1,224
	SPX Corp.	20,000	1,403
*	Terex Corp.	43,500	1,223
	The Timken Co.	31,300	1,497
	Towers Watson & Co. - Class A	22,500	1,265
	Trinity Industries, Inc.	31,150	1,116
	Triumph Group, Inc.	19,700	1,286
*	United Rentals, Inc.	36,523	1,663
	URS Corp.	30,300	1,190
	UTI Worldwide, Inc.	40,900	548
	Valmont Industries, Inc.	9,200	1,256
	Wabtec Corp.	18,900	1,655
	Waste Connections, Inc.	48,350	1,634
	Watsco, Inc.	11,700	876
	Werner Enterprises, Inc.	17,550	380
	Woodward, Inc.	23,700	904

	Total		81,166

	Information Technology (15.2%)
*	ACI Worldwide, Inc.	15,500	677
*	Acxiom Corp.	29,402	513
	ADTRAN, Inc.	24,700	483
*	Advent Software, Inc.	12,500	267
*	Alliance Data Systems Corp.	19,600	2,837
*	ANSYS, Inc.	36,500	2,458
	AOL, Inc.	33,000	977
*	Arrow Electronics, Inc.	41,800	1,592
*	Atmel Corp.	173,200	1,134
*	Avnet, Inc.	54,100	1,656
	Broadridge Financial Solutions, Inc.	48,200	1,103
*	Cadence Design Systems, Inc.	110,300	1,490
*	Ciena Corp.	39,500	620
*	Compuware Corp.	84,000	913
*	Concur Technologies, Inc.	17,800	1,202
	Convergys Corp.	43,000	706
*	CoreLogic, Inc.	38,400	1,034
*	Cree, Inc.	45,800	1,556
	Cypress Semiconductor Corp.	51,800	562
	Diebold, Inc.	24,900	762
	DST Systems, Inc.	12,100	733

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Equinix, Inc.	19,200	3,959
	FactSet Research Systems, Inc.	16,000	1,409
	Fair Isaac Corp.	13,800	580
*	Fairchild Semiconductor International, Inc.	50,000	720
*	Gartner, Inc.	36,900	1,698
	Global Payments, Inc.	31,100	1,409
*	Informatica Corp.	42,500	1,289
*	Ingram Micro, Inc. - Class A	59,200	1,002
*	Integrated Device Technology, Inc.	56,830	415
	InterDigital, Inc.	16,100	662
*	International Rectifier Corp.	27,200	482
	Intersil Corp. - Class A	50,000	415
*	Itron, Inc.	15,400	686
	Jack Henry & Associates, Inc.	33,900	1,331
	Lender Processing Services, Inc.	33,400	822
	Lexmark International, Inc. - Class A	25,400	589
	ManTech International Corp. - Class A	9,300	241
*	MEMC Electronic Materials, Inc.	91,000	292
*	Mentor Graphics Corp.	37,200	633
*	MICROS Systems, Inc.	31,600	1,341
*	Monster Worldwide, Inc.	46,100	259
	National Instruments Corp.	37,275	962
*	NCR Corp.	63,000	1,605
*	NeuStar, Inc. - Class A	26,107	1,095
*	Parametric Technology Corp.	47,100	1,060
	Plantronics, Inc.	16,800	619
*	Polycom, Inc.	69,100	723
*	QLogic Corp.	36,500	355
*	Rackspace Hosting, Inc.	43,200	3,209
*	RF Micro Devices, Inc.	110,100	493
*	Riverbed Technology, Inc.	63,300	1,248
*	Rovi Corp.	40,800	630
*	Semtech Corp.	26,100	756
*	Silicon Laboratories, Inc.	15,100	631
*	Skyworks Solutions, Inc.	76,600	1,555
*	Solarwinds, Inc.	24,100	1,264
	Solera Holdings, Inc.	27,100	1,449
*	Synopsys, Inc.	58,800	1,872
*	Tech Data Corp.	14,900	678
	Tellabs, Inc.	136,100	310
*	TIBCO Software, Inc.	61,200	1,347
*	Trimble Navigation, Ltd.	49,700	2,971
*	ValueClick, Inc.	27,900	542
*	VeriFone Systems, Inc.	42,500	1,261
*	Vishay Intertechnology, Inc.	51,887	552

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	WEX, Inc.	15,200	1,146
*	Zebra Technologies Corp. - Class A	20,000	786

	Total		72,628

	Materials (7.1%)
	Albemarle Corp.	35,200	2,187
	AptarGroup, Inc.	26,200	1,250
	Ashland, Inc.	28,900	2,324
	Cabot Corp.	23,500	935
	Carpenter Technology Corp.	17,400	898
	Commercial Metals Co.	45,800	681
	Compass Minerals International, Inc.	13,000	971
	Cytec Industries, Inc.	18,000	1,239
	Domtar Corp.	13,900	1,161
	Grief, Inc. - Class A	11,900	530
	Intrepid Potash, Inc.	21,100	449
*	Louisiana-Pacific Corp.	54,500	1,053
	Martin Marietta Materials, Inc.	18,100	1,706
	Minerals Technologies, Inc.	13,900	555
	NewMarket Corp.	4,200	1,101
	Olin Corp.	31,600	682
	Packaging Corp. of America	38,700	1,489
	Reliance Steel & Aluminum Co.	29,800	1,851
	Rock-Tenn Co. - Class A	28,000	1,957
	Royal Gold, Inc.	25,600	2,082
	RPM International, Inc.	52,100	1,530
	The Scotts Miracle-Gro Co. - Class A	15,200	670
	Sensient Technologies Corp.	19,600	697
	Silgan Holdings, Inc.	19,313	803
	Sonoco Products Co.	39,700	1,180
	Steel Dynamics, Inc.	86,400	1,186
	The Valspar Corp.	33,300	2,078
	Worthington Industries, Inc.	20,700	538

	Total		33,783

	Telecommunication Services (0.5%)
	Telephone and Data Systems, Inc.	39,862	882
*	tw telecom, Inc.	59,600	1,518

	Total		2,400

	Utilities (4.8%)
	Alliant Energy Corp.	43,700	1,919
	Aqua America, Inc.	55,133	1,402
	Atmos Energy Corp.	35,600	1,250
	Black Hills Corp.	17,400	632
	Cleco Corp.	23,900	956
	Great Plains Energy, Inc.	60,377	1,226
	Hawaiian Electric Industries, Inc.	38,400	965

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	43

Index 400 Stock Portfolio

Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
IDACORP, Inc.	19,800	858
MDU Resources Group, Inc.	74,400	1,580
National Fuel Gas Co.	32,900	1,668
NV Energy, Inc.	92,781	1,683
OGE Energy Corp.	38,900	2,191
PNM Resources, Inc.	31,350	643
Questar Corp.	69,000	1,364
UGI Corp.	44,400	1,452
Vectren Corp.	32,400	953
Westar Energy, Inc.	49,800	1,425
WGL Holdings, Inc.	20,300	796

Total		22,963

Total Common Stocks
(Cost: $391,058)		468,908

	Short-Term Investments (1.3%)	Shares/ $ Par	Value $ (000’s)

	Federal Government & Agencies (0.4%)
	Federal Home Loan Mortgage Corp., 0.13%, 2/25/13	2,000,000	2,000

	Total		2,000

	Restaurants (0.9%)
(b)	Darden Restaurants, Inc., 0.28%, 1/2/13	4,300,000	4,300

	Total		4,300

	Total Short-Term Investments
	(Cost: $6,300)		6,300

	Total Investments (99.2%)
	(Cost: $397,358)(a)		475,208

	Other Assets, Less
	Liabilities (0.8%)		3,833

	Net Assets (100.0%)		479,041

*	Non-Income Producing

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $398,320 and the net unrealized appreciation of investments based on that cost was $76,888 which is comprised of $115,959 aggregate gross unrealized appreciation and $39,071 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 400 Mini Index Futures (Long) (Total Notional Value at December 31, 2012, $10,502)	104	3/13	$86

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$468,908	$-	$-
Short-Term Investments	-	6,300	-
Other Financial Instruments^
Futures	86	-	-
Total	$468,994	$6,300	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

44	Index 400 Stock Portfolio

Mid Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current income is a secondary objective.	Invest primarily in equity securities of mid-sized companies that are determined to be undervalued.	$163 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Mid Cap Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined to be undervalued. In selecting securities, the Portfolio attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than a level the Portfolio believes more accurately reflects the fair value of the company.

Market Overview

Stocks recorded strong gains in 2012, driven by the Federal Reserve’s (the Fed) extraordinary fiscal and monetary stimulus. The unemployment rate declined and the housing market showed signs of improvement, though U.S. economic growth overall was lackluster. As a result, the Fed extended a number of its liquidity measures and launched a third round of quantitative easing (QE3). In December, the Fed identified its threshold levels for unemployment and inflation, indicating that it would continue holding short-term interest rates close to zero as long as unemployment remained above 6.5% and inflation was below 2.5%. In this environment, investors generally favored riskier, lower-quality securities.

Portfolio Results

The Portfolio returned 16.57% for the twelve months ended December 31, 2012. By comparison, the Russell® MidCap Value Index (the “Index”) returned 18.51%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Mid Cap Value Funds peer group was 17.33%.

In Energy, the only sector in which the Portfolio declined in absolute terms, the Portfolio was hampered by security selection. A top detractor was Ultra Petroleum, a natural gas exploration and production company. Its shares declined, largely because of supply and demand. New extraction techniques, which produced a significant amount of natural gas supply, put pressure on prices. An investment in Imperial Oil also hurt performance. Falling energy prices and worries about Europe’s financial problems weighed on Imperial’s share price during the reporting period. In addition, the Portfolio was underweight relative to the Index in U.S. oil refiners, which generally performed well as the price difference between Brent and West Texas Intermediate (WTI) crude widened. For example, the Portfolio did not own Valero Energy, a stock in the Index, which appreciated more than 66%.

An underweight position in the Consumer Discretionary sector, which posted the strongest sector return in the Index, dampened performance. Specifically, the Portfolio was underweight household durables. Many of these stocks performed well, as the housing market improved.

The Portfolio’s holdings in the Materials sector detracted from relative performance. In particular, the Portfolio was hurt by its investment in gold producer Newmont Mining Corp. As risk appetite increased during the year, investors shifted away from sectors and industries they perceived as defensive and into riskier names. Newmont’s share price was also negatively impacted when the company provided lower-than-expected earnings guidance, citing the higher cost of finding gold and a decline in the amount of gold it expected to produce.

In Industrials, an overweight position contributed positively to relative performance. The sector also provided two notable contributors. Shares of Thomas & Betts Corp., a maker of electrical components, appreciated on the news it would be acquired by Swiss engineering firm ABB Ltd. The deal, which closed in May, was valued at $3.9 billion. Oshkosh Corp., the specialty vehicle manufacturer, reported stronger-than-expected earnings.

The Portfolio’s underweight in Information Technology, one of the weakest performing sectors in the Index, enhanced relative performance. Effective security selection also boosted results. Within computers and peripherals, the Portfolio owned SanDisk Corp. and Western Digital. SanDisk, a maker of flash drive memory chip products, outperformed as supply and demand fundamentals improved during the second half of the reporting period. Western Digital reported unexpectedly strong profits, benefiting from the acquisition of Hitachi’s hard drive operations.

Forward currency exchange contracts were used to insulate the Portfolio from adverse currency movements.

Mid Cap Value Portfolio	45

Mid Cap Value Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the Portfolio. As of December 31, 2012, we see opportunity in Health Care and Industrials, reflected by the Portfolio’s overweight positions in these sectors relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in Consumer Discretionary, Financials, Information Technology and Materials stocks.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	Since Inception*
Mid Cap Value Portfolio	16.57%	2.14%	8.07%
Russell MidCap® Value Index	18.51%	3.79%	10.65%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average	17.33%	2.88%	-

*	Inception date of 5/1/03

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in derivative instruments as a cash management strategy or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may engage in active and frequent trading in pursuit of its investment objective. Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
iShares Russell Midcap Value Index Fund	3.5%
Republic Services, Inc.	3.3%
Northern Trust Corp.	2.8%
Imperial Oil, Ltd.	2.3%
CareFusion Corp.	1.8%
Great Plains Energy, Inc.	1.7%
Applied Materials, Inc.	1.7%
PG&E Corp.	1.5%
Lowe’s Cos., Inc.	1.4%
AGL Resources, Inc.	1.4%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

46	Mid Cap Value Portfolio

Mid Cap Value Portfolio

Schedule of Investments

December 31, 2012

	Common Stocks (90.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (5.3%)
	Autoliv, Inc.	10,762	725
	Carnival Corp.	18,303	673
	CEC Entertainment, Inc.	37,607	1,248
	Hasbro, Inc.	23,083	829
	International Game Technology	72,135	1,022
	International Speedway Corp. - Class A	15,475	428
	Lowe’s Cos., Inc.	65,376	2,322
	Target Corp.	22,450	1,328

	Total		8,575

	Consumer Staples (6.1%)
	Campbell Soup Co.	12,204	426
	The Clorox Co.	12,231	895
	ConAgra Foods, Inc.	27,673	816
	Dr. Pepper Snapple Group, Inc.	33,884	1,497
	General Mills, Inc.	39,461	1,595
	Kellogg Co.	20,593	1,150
	Kimberly-Clark Corp.	9,719	821
	Kraft Foods Group, Inc.	36,887	1,677
	Sysco Corp.	34,997	1,108

	Total		9,985

	Energy (5.2%)
	Apache Corp.	15,924	1,250
	Devon Energy Corp.	28,328	1,474
	EQT Corp.	18,060	1,065
	Helmerich & Payne, Inc.	14,357	804
	Murphy Oil Corp.	24,314	1,448
	Peabody Energy Corp.	23,445	624
*	Southwestern Energy Co.	32,052	1,071
	Spectra Energy Partners LP	24,502	765

	Total		8,501

	Financials (24.9%)
	ACE, Ltd.	17,755	1,417
	The Allstate Corp.	25,979	1,044
	American Tower Corp.	20,353	1,573
	Aon PLC	29,080	1,617
	Capitol Federal Financial, Inc.	123,474	1,443
	The Charles Schwab Corp.	116,444	1,672
	The Chubb Corp.	29,580	2,228
	Comerica, Inc.	55,640	1,688
	Commerce Bancshares, Inc.	58,244	2,042
	Cullen/Frost Bankers, Inc.	16,299	885
	Franklin Resources, Inc.	4,055	510
	HCC Insurance Holdings, Inc.	54,890	2,042
	HCP, Inc.	26,394	1,192
	KeyCorp	117,084	986
	Marsh & McLennan Cos., Inc.	51,012	1,758
	Northern Trust Corp.	89,509	4,490
	People’s United Financial, Inc.	135,932	1,643

	Common Stocks (90.4%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Piedmont Office Realty Trust, Inc. - Class A	104,881	1,893
	PNC Financial Services Group, Inc.	36,726	2,141
	Principal Financial Group, Inc.	21,907	625
	Reinsurance Group of America, Inc.	30,731	1,645
	State Street Corp.	10,969	516
	SunTrust Banks, Inc.	29,840	846
	Symetra Financial Corp.	64,504	837
	The Travelers Cos., Inc.	17,571	1,262
	Unum Group	57,080	1,188
	Westamerica Bancorporation	28,999	1,235
	Weyerhaeuser Co.	10,954	305

	Total		40,723

	Health Care (12.6%)
	Agilent Technologies, Inc.	21,061	862
	Becton, Dickinson and Co.	21,812	1,706
*	Boston Scientific Corp.	152,437	873
*	CareFusion Corp.	104,455	2,985
	CIGNA Corp.	16,139	863
*	Hospira, Inc.	43,353	1,354
	Humana, Inc.	17,840	1,224
*	Life Technologies Corp.	11,311	555
*	LifePoint Hospitals, Inc.	53,436	2,017
	Medtronic, Inc.	27,806	1,141
	Patterson Cos., Inc.	42,237	1,446
	STERIS Corp.	39,070	1,357
	Stryker Corp.	34,366	1,884
	Zimmer Holdings, Inc.	33,343	2,223

	Total		20,490

	Industrials (14.3%)
	ABB, Ltd., ADR	71,344	1,483
	The ADT Corp.	29,922	1,391
	Brady Corp. - Class A	20,850	696
	Corrections Corp. of America	13,754	488
	Emerson Electric Co.	8,001	424
	General Dynamics Corp.	30,194	2,092
	Heartland Express, Inc.	102,372	1,338
	ITT Corp.	76,068	1,785
	Kaydon Corp.	48,077	1,150
	L-3 Communications Holdings, Inc.	4,040	310
	Northrop Grumman Corp.	21,223	1,434
	Republic Services, Inc.	181,354	5,319
	Rockwell Collins, Inc.	13,722	798
	Southwest Airlines Co.	126,140	1,292
	Tyco International, Ltd.	52,230	1,528
	Waste Management, Inc.	22,475	758
	Woodward, Inc.	27,521	1,049

	Total		23,335

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio	47

Mid Cap Value Portfolio

	Common Stocks (90.4%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (6.2%)
	Analog Devices, Inc.	17,090	719
	Applied Materials, Inc.	234,550	2,683
	KLA-Tencor Corp.	16,476	787
	Microchip Technology, Inc.	20,121	656
	Molex, Inc. - Class A	27,943	624
*	SanDisk Corp.	19,985	871
	TE Connectivity, Ltd.	33,957	1,260
*	Teradyne, Inc.	96,025	1,622
	Western Digital Corp.	21,002	892

	Total		10,114

	Materials (3.0%)
	Bemis Co., Inc.	39,661	1,327
	Minerals Technologies, Inc.	6,899	276
	Newmont Mining Corp.	35,167	1,633
	Nucor Corp.	17,625	761
	Sonoco Products Co.	29,275	870

	Total		4,867

	Telecommunication Services (1.8%)
	CenturyLink, Inc.	31,504	1,233
*	tw telecom, Inc.	64,943	1,654

	Total		2,887

	Utilities (11.0%)
	AGL Resources, Inc.	56,575	2,261
	The Empire District Electric Co.	71,851	1,464
	Great Plains Energy, Inc.	139,480	2,833
	IDACORP, Inc.	19,630	851
	Northeast Utilities	25,003	977
	NV Energy, Inc.	58,616	1,063
	PG&E Corp.	60,265	2,422
	Portland General Electric Co.	41,648	1,140
	Westar Energy, Inc.	68,132	1,950
	WGL Holdings, Inc.	11,294	443
	Wisconsin Energy Corp.	15,201	560
	Xcel Energy, Inc.	75,477	2,016

	Total		17,980

	Total Common Stocks (Cost: $137,625)		147,457

	Foreign Common Stocks (3.9%)	Country

	Energy (2.3%)
	Imperial Oil, Ltd.	Canada	87,468	3,765

	Total			3,765

	Industrials (0.9%)
(l)	Royal Philips Electronics NV	Netherlands	57,634	1,546

	Total			1,546

Foreign Common Stocks (3.9%)	Country	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (0.7%)
Rogers Communications, Inc. - Class B	Canada	23,870	1,086

Total			1,086

Total Foreign Common Stocks
(Cost: $6,291)			6,397

Investment Companies (3.5%)

Investment Companies (3.5%)
iShares Russell Midcap Value Index Fund		114,249	5,740

Total			5,740

Total Investment Companies
(Cost: $5,590)			5,740

Short-Term Investments (1.8%)

Other Holdings (1.8%)
JPMorgan Money Market Fund		2,925,935	2,926

Total			2,926

Total Short-Term Investments
(Cost: $2,926)			2,926

Total Investments (99.6%)
(Cost: $152,432)(a)			162,520

Other Assets, Less
Liabilities (0.4%)			703

Net Assets (100.0%)			163,223

The Accompanying Notes are an Integral Part of the Financial Statements.

48	Mid Cap Value Portfolio

Mid Cap Value Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $154,378 and the net unrealized appreciation of investments based on that cost was $8,142 which is comprised of $12,577 aggregate gross unrealized appreciation and $4,435 aggregate gross unrealized depreciation.

(h)	Forward foreign currency contracts outstanding on December 31, 2012.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)		Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	UBS AG	CAD	4,142	1/13	$-	$(1)		$(1)
Sell	Credit Suisse International	CHF	1,144	1/13	-	-	(m)	-	(m)
Sell	UBS AG	EUR	982	1/13	-	-	(m)	-	(m)

					$-	$(1)		$(1)

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

(l)	As of December 31, 2012 portfolio securities with an aggregate value of $1,546 (in thousands) were fair valued under procedures adopted by the Board of Directors.

(m)	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$147,457	$-	$-
Foreign Common Stocks	4,851	1,546	-
Investment Companies	5,740	-	-
Short-Term Investments	2,926	-	-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(1)	-
Total	$160,974	$1,545	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio	49

Small Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital	Invest primarily in equity securities of small-sized companies with potential for above average growth.	$376 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Small Cap Growth Stock Portfolio (the “Portfolio”). Normally, the Portfolio invests in common stocks of U.S. companies with market capitalizations that do not exceed the maximum market capitalizations of any security in the Russell 2000® Growth Index (the “Index”) at the time of purchase. The Portfolio employs a growth strategy, selecting securities for their above average growth potential, giving consideration to factors such as company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

Market Overview

Equity markets finished the year with solid gains despite economic uncertainty and significant volatility. Throughout the year, investors shifted their focus from uncertainty regarding the pace of global economic growth to evaluating fiscal and economic stimulus measures implemented globally. The economic slowdown in China, fiscal and debt crises in Europe, and the slow pace of growth in the U.S. drove volatility. As these issues arose, policy makers responded with stimulus and financing measures designed to calm markets. Ultimately, investors embraced risk, as record profit margins in the U.S. and remarkable cash flow generation propelled equity markets during the year.

Within the Index, consumer-based stocks led the rally, followed by stocks in the Financials and Materials sectors. Energy and Utilities stocks declined during the year. Within the broader universe of small companies, value stocks outperformed growth shares.

Portfolio Results

The Portfolio returned 9.48% for the twelve months ended December 31, 2012. By comparison, the Index returned 14.59%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio trailed the 14.09% average return of its Small Cap Growth Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Stock selection in the Consumer Discretionary sector was one of the main sources of underperformance relative to the Index. In the specialty retail industry, the Portfolio held a large overweight in Body Central, which hurt performance when the stock declined, as the company’s fashion products failed to meet consumer expectations. Similarly, the Portfolio’s position in Hibbett Sports underperformed, as the sporting goods retailer’s stock declined on weak demand.

The Industrials sector also weighed on performance due to stock selection. The Portfolio’s long-term overweight position in GrafTech International Ltd., a global leader in gratified electrodes, detracted from performance. The stock declined when weak economic conditions in Europe pressured prices for its products. The leading detractor in the professional services industry was Huron, Inc.

The Materials and Energy sectors also hurt performance relative to the Index, largely due to the performance of two stocks whose businesses provided inputs for the natural gas industry. In the Materials sector, chemical maker Balchem Corp. finished the year lower. Sales for one of its products used in natural gas production declined as fracking activity slowed. In the Energy sector, the stock price of pipeline maker Heckman Corp., which had experienced growth related to delivering water for natural gas production, dropped as natural gas production weakened.

Stock selection in the Technology sector was one source of strength for the Portfolio’s performance relative to the Index. Based on the portfolio manager’s investment theme of growth in data usage, the Portfolio held positions in software as a service (SaaS) and infrastructure. Portfolio overweights in SaaS providers SPS Commerce Inc. and Cornerstone OnDemand Inc. contributed positively to relative performance, as both companies experienced solid growth. Similarly, the Portfolio participated in the initial public offering of Synacor Inc., which advanced in anticipation of strong growth. Infrastructure picks, such as Equinix, InterXion Holding N.V., and AboveNet Inc. also helped the Portfolio’s relative performance, as the shares rose on strong demand for data centers and related telecommunications services.

During the period, the Portfolio used futures contracts to help maintain a fully invested position and total return swap agreements to gain additional exposure to the biotechnology industry. The biotechnology swaps were modest contributors to relative performance during the year.

50	Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Portfolio Manager Outlook

Looking ahead to 2013, we expect to see muted economic growth in the first part of the year driven by the payroll tax hike’s impact on consumer spending. However, as the fiscal cliff and the debt ceiling issues abate and as housing, autos, and manufacturing continue their recovery, we expect economic growth to accelerate as the year progresses. We will continue to employ our investment strategy as bottom-up stock pickers, while remaining cognizant of the risks and opportunities that a volatile environment can create for stock selection. We have positioned the Portfolio for sustainable economic growth by maintaining an overweight in Industrials and Energy while keeping an underweight in Consumer Discretionary and Staples.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Small Cap Growth Stock Portfolio	9.48%	-0.28%	7.31%
Russell 2000® Growth Index	14.59%	3.49%	9.80%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average	14.09%	2.75%	8.98%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/02. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers.

Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in derivative instruments for hedging purposes, as a cash management strategy, to earn income and seek to enhance returns; or as alternatives to direct investments. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
SPDR S&P Biotech ETF	2.9%
Valmont Industries, Inc.	1.6%
East West Bancorp, Inc.	1.5%
LKQ Corp.	1.5%
Actuant Corp. - Class A	1.5%
InterXion Holding NV	1.4%
Synchronoss Technologies, Inc.	1.4%
SPS Commerce, Inc.	1.4%
tw telecom, Inc.	1.4%
Hexcel Corp.	1.4%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Growth Stock Portfolio	51

Small Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2012

	Common Stocks (85.8%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (11.8%)
*	Bally Technologies, Inc.	91,408	4,087
	Chico’s FAS, Inc.	187,300	3,457
*	Chuy’s Holdings, Inc.	79,300	1,772
*	Genesco, Inc.	55,350	3,044
*	Grand Canyon Education, Inc.	203,003	4,764
*	Hibbett Sports, Inc.	58,300	3,072
*	Life Time Fitness, Inc.	90,000	4,429
*	LKQ Corp.	273,630	5,774
	Penske Automotive Group, Inc.	107,100	3,223
*	Red Robin Gourmet Burgers, Inc.	65,550	2,313
*	SHFL Entertainment, Inc.	124,150	1,800
	Ulta Salon, Cosmetics & Fragrance, Inc.	33,400	3,282
*	Vitamin Shoppe, Inc.	59,200	3,396

	Total		44,413

	Consumer Staples (0.8%)
*	United Natural Foods, Inc.	56,419	3,024

	Total		3,024

	Energy (6.9%)
*	Approach Resources, Inc.	156,300	3,909
*	Dril-Quip, Inc.	58,850	4,299
	EXCO Resources, Inc.	518,000	3,507
*	Gulfport Energy Corp.	120,500	4,606
*	Hornbeck Offshore Services, Inc.	90,900	3,121
*	Kodiak Oil & Gas Corp.	362,900	3,212
*	Rosetta Resources, Inc.	73,400	3,329

	Total		25,983

	Financials (6.1%)
	AmREIT, Inc., - Class B	114,050	1,956
	Boston Private Financial Holdings, Inc.	496,702	4,475
	East West Bancorp, Inc.	269,850	5,799
	Education Realty Trust, Inc.	235,950	2,511
	Greenhill & Co., Inc.	88,850	4,619
*	Stifel Financial Corp.	110,050	3,518

	Total		22,878

	Health Care (14.0%)
*	Akorn, Inc.	227,250	3,036
*	Align Technology, Inc.	79,684	2,211
*	Conceptus, Inc.	89,401	1,878
*	DexCom, Inc.	239,442	3,259
*	Endologix, Inc.	205,942	2,933
*	Exact Sciences Corp.	346,300	3,667
*	Fluidigm Corp.	175,150	2,506

	Common Stocks (85.8%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Health Management Associates, Inc. - Class A	362,550	3,379
*	HealthStream, Inc.	126,100	3,065
*	HMS Holdings Corp.	62,300	1,615
*	Impax Laboratories, Inc.	231,800	4,750
*	IPC The Hospitalist Co.	53,100	2,109
*	Jazz Pharmaceuticals PLC	31,200	1,660
*	MAP Pharmaceuticals, Inc.	200,600	3,151
*	Neogen Corp.	42,750	1,937
*	Omnicell, Inc.	216,281	3,216
*	Team Health Holdings, Inc.	82,400	2,371
	U.S. Physical Therapy, Inc.	110,200	3,035
	Universal Health Services, Inc. - Class B	58,550	2,831

	Total		52,609

	Industrials (22.0%)
	Actuant Corp. - Class A	201,650	5,628
*	Beacon Roofing Supply, Inc.	106,100	3,531
	Celadon Group, Inc.	210,800	3,809
*	Chart Industries, Inc.	61,342	4,090
*	DXP Enterprises, Inc.	56,650	2,780
	Graco, Inc.	90,248	4,647
*	Heritage-Crystal Clean, Inc.	201,650	3,027
*	Hexcel Corp.	189,700	5,114
*	Huron Consulting Group, Inc.	130,137	4,384
*	The Keyw Holding Corp.	299,860	3,805
	Lindsay Corp.	57,800	4,631
	The Manitowoc Co., Inc.	146,400	2,296
*	Mistras Group, Inc.	122,450	3,023
*	NCI Building Systems, Inc.	164,383	2,285
*	Oshkosh Corp.	125,150	3,711
*	Performant Financial Corp.	150,600	1,521
	Snap-on, Inc.	60,400	4,771
	Sun Hydraulics Corp.	110,850	2,891
*	Thermon Group Holdings, Inc.	113,950	2,567
	TransDigm Group, Inc.	24,950	3,402
	Valmont Industries, Inc.	45,100	6,159
*	WESCO International, Inc.	68,680	4,631

	Total		82,703

	Information Technology (21.9%)
*	Aspen Technology, Inc.	104,350	2,884
*	BroadSoft, Inc.	98,800	3,589
*	Calix, Inc.	467,000	3,591

	Common Stocks (85.8%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Cardtronics, Inc.	85,500	2,030
*	Cavium, Inc.	113,150	3,531
*	Cornerstone OnDemand, Inc.	84,550	2,497
*	Diodes, Inc.	239,350	4,153
*	EXA Corp.	104,225	1,014
*	ExactTarget, Inc.	83,800	1,676
*	EZchip Semiconductor, Ltd.	66,950	2,214
	FEI Co.	82,400	4,570
*	Finisar Corp.	157,550	2,568
*	Fortinet, Inc.	171,750	3,619
*	InterXion Holding NV	225,536	5,359
*	Microsemi Corp.	174,865	3,679
*	MicroStrategy, Inc. - Class A	21,250	1,984
	MKS Instruments, Inc.	123,355	3,180
*	Nanometrics, Inc.	181,700	2,620
*	Proofpoint, Inc.	68,400	842
*	Skyworks Solutions, Inc.	137,300	2,787
*	Sourcefire, Inc.	42,687	2,016
*	SPS Commerce, Inc.	140,400	5,233
*	Synacor, Inc.	238,600	1,305
*	Synchronoss Technologies, Inc.	250,532	5,284
*	Tangoe, Inc.	317,650	3,771
*	TIBCO Software, Inc.	64,700	1,424
*	The Ultimate Software Group, Inc.	52,800	4,985

	Total		82,405

	Materials (1.0%)
	Balchem Corp.	101,950	3,711

	Total		3,711

	Telecommunication Services (1.3%)
*	tw telecom, Inc.	203,100	5,173

	Total		5,173

	Total Common Stocks
	(Cost: $290,001)		322,899

	Investment Companies (4.1%)

	Investment Companies (4.1%)
	Market Vectors Junior Gold Miners ETF	224,500	4,445
	SPDR S&P Biotech ETF	122,300	10,752

	Total		15,197

	Total Investment Companies
	(Cost: $17,273)		15,197

The Accompanying Notes are an Integral Part of the Financial Statements.

52	Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

	Short-Term Investments (11.0%)	Shares/ $ Par	Value $ (000’s)

	Autos (1.3%)
	American Honda Finance Corp., 0.14%, 1/25/13	5,000,000	5,000

	Total		5,000

	Commercial Banks US (1.3%)
	Bank of America NA, 0.20%, 1/3/13	5,000,000	5,000

	Total		5,000

	Consumer Products/Retailing (1.3%)
	Wal-Mart Stores, Inc., 0.10%, 1/30/13	5,000,000	5,000

	Total		5,000

	Federal Government & Agencies (1.9%)
(b)	Federal Home Loan Banks, 0.08%, 3/20/13	1,000,000	1,000
	Federal Home Loan Mortgage Corp., 0.12%, 2/25/13	1,000,000	1,000

Short-Term Investments (11.0%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies continued
Federal Home Loan Mortgage Corp., 0.135%, 2/25/13	5,000,000	4,999

Total		6,999

Finance Services (1.3%)
Govco LLC, 0.23%, 1/22/13	5,000,000	4,999

Total		4,999

Machinery (1.3%)
John Deere Canada ULC, 0.15%, 1/29/13	5,000,000	4,999

Total		4,999

Personal Credit Institutions (1.4%)
Old Line Funding LLC, 0.19%, 3/25/13	5,000,000	4,998

Total		4,998

Short-Term Investments (11.0%)	Shares/ $ Par	Value $ (000’s)

Restaurants (1.2%)
Darden Restaurants, Inc., 0.28%, 1/2/13	4,400,000	4,400

Total		4,400

Total Short-Term Investments
(Cost: $41,394)		41,395

Total Investments (100.9%)
(Cost: $348,668)(a)		379,491

Other Assets, Less
Liabilities (-0.9%)		(3,265)

Net Assets (100.0%)		376,226

*	Non-Income Producing

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $350,535 and the net unrealized appreciation of investments based on that cost was $28,956 which is comprised of $44,440 aggregate gross unrealized appreciation and $15,484 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Russell 2000 Mini Index Futures (Long) (Total Notional Value at December 31, 2012, $21,828)	262	3/13	$353

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$322,899	$-	$-
Investment Companies	15,197	-	-
Short-Term Investments	-	41,395	-
Other Financial Instruments^
Futures	353	-	-
Total	$338,449	$41,395	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio	53

Index 600 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P SmallCap 600® Index.	Invest in stocks included in the S&P SmallCap 600® Index in approximately the same proportion as each stock’s weighting in the Index.	$74 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Index 600 Stock Portfolio (the “Portfolio”). The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stocks that make up the S&P SmallCap 600® Index (“Index”), holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in exchange traded funds and swap agreements, and to a lesser extent, futures contracts, for cash management purposes and to help achieve full replication.

Market Overview

Equity markets finished the year with solid gains (as measured by the Index) despite economic uncertainty and significant volatility. Throughout the year, investors shifted their focus from uncertainty regarding the pace of global economic growth to evaluating fiscal and economic stimulus measures implemented globally. The economic slowdown in China, fiscal and debt crises in Europe, and the slow pace of growth in the U.S. drove volatility. As these issues arose, policy makers responded with stimulus and financing measures designed to calm markets. Ultimately, investors embraced risk, as record profit margins in the U.S. and remarkable cash flow generation propelled equity markets during the year. In that environment, mid cap stocks outperformed shares of large and small sized companies. For the year, returns for the S&P 500®, MidCap 400®, and SmallCap 600® Indices were 16.00%, 17.88%, and 16.33%, respectively.

Within the S&P SmallCap 600® Index, the Consumer Discretionary sector drove performance more than any other sector, as consumers continued to spend despite slow economic growth. Returns for industries within the sector varied widely—specialty retail, hotel, restaurant and leisure stocks experienced solid performance, while consumer services and internet retailers had negative returns overall. Stocks in the economically sensitive Materials and Industrials sectors also outperformed other small cap stocks, as investors preferred companies with more business in the U.S. and less exposure to slowing global growth. The Financial sector also delivered solid performance, driven by Real Estate Investment Trusts (REITs).

Meanwhile, the Energy sector finished the year relatively unchanged due to flat oil and persistently low natural gas prices. The traditionally defensive Utilities sector also lagged the broad Index, reflecting investors’ preference for riskier stocks.

Portfolio Results

The Portfolio posted a total return of 15.80% in the twelve months ended December 31, 2012. That was in line with the 16.33% return of the Index. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and the costs associated with the use of exchange traded funds and other derivative instruments used to achieve full replication. The average return for the Portfolio’s peer group, Small Cap Core Funds, was 15.68%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. However, the Small Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

As the Portfolio seeks to track the performance and weightings of stocks in the Index, the portfolio managers make adjustments to the Portfolio’s holdings as the Index changes. Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2012, there were 38 stocks added to the Index, and a like number of companies were eliminated. The portfolio managers try to make these adjustments in a way that minimizes the cost and market impact of trading.

Portfolio Manager Outlook

We have a cautiously optimistic view of equity markets heading into 2013. Currently, stocks appear relatively attractive given reasonable valuations, record high profit margins and cash positions, as well as relatively low energy prices. Extremely low interest rates have also led to improving fundamentals in the housing market and steady increases in employment.

Nevertheless, the market still faces a number of risks—from uncertainty surrounding further economic stimulus and concerns over the developed world’s ongoing debt crisis, among others— that have the potential for creating a volatile market environment for the foreseeable future.

54	Index 600 Stock Portfolio

Index 600 Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	Since Inception*
Index 600 Stock Portfolio	15.80%	4.81%	3.12%
S&P SmallCap 600® Index	16.33%	5.13%	3.47%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average	15.68%	3.41%	-
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P SmallCap 600” and “Standard & Poor’s SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds and derivative instruments such as futures contracts and swap agreements for cash management purposes and to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
iShares S&P SmallCap 600 Index Fund	2.3%
Extra Space Storage, Inc.	0.6%
Kilroy Realty Corp.	0.6%
Tanger Factory Outlet Centers, Inc.	0.6%
CommVault Systems, Inc.	0.5%
Cymer, Inc.	0.5%
Mid-America Apartment Communities, Inc.	0.5%
Eagle Materials, Inc.	0.5%
Post Properties, Inc.	0.5%
Cubist Pharmaceuticals, Inc.	0.5%

Sector Allocation 12/31/12

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 600 Stock Portfolio	55

Index 600 Stock Portfolio

Schedule of Investments

December 31, 2012

	Common Stocks (89.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (13.4%)
	American Greetings Corp. - Class A	4,016	68
*	American Public Education, Inc.	2,295	83
	Arbitron, Inc.	3,324	155
*	Arctic Cat, Inc.	1,683	56
	Big 5 Sporting Goods Corp.	2,126	28
*	Biglari Holdings, Inc.	153	60
*	BJ’s Restaurants, Inc.	3,133	103
*	Blue Nile, Inc.	1,588	61
	Blyth, Inc.	1,429	22
*	Boyd Gaming Corp.	7,150	48
	Brown Shoe Co., Inc.	5,177	95
	Brunswick Corp.	11,373	331
	The Buckle, Inc.	3,479	155
*	Buffalo Wild Wings, Inc.	2,363	172
	Callaway Golf Co.	9,018	59
*	Capella Education Co.	1,453	41
*	Career Education Corp.	6,479	23
	The Cato Corp. - Class A	3,423	94
	CEC Entertainment, Inc.	2,136	71
*	The Children’s Place Retail Stores, Inc.	2,997	133
*	Christopher & Banks Corp.	4,698	26
*	Coinstar, Inc.	3,834	199
*	Coldwater Creek, Inc.	2,559	12
*	Corinthian Colleges, Inc.	9,914	24
	Cracker Barrel Old Country Store, Inc.	3,009	193
*	Crocs, Inc.	11,558	166
*	Digital Generation, Inc.	3,230	35
*	DineEquity, Inc.	1,967	132
	Drew Industries, Inc.	2,389	77
*	The E.W. Scripps Co. - Class A	3,630	39
	Ethan Allen Interiors, Inc.	3,297	85
*	Fifth & Pacific Cos., Inc.	14,377	179
	The Finish Line, Inc. - Class A	6,458	122
	Fred’s, Inc. - Class A	4,289	57
*	Genesco, Inc.	3,068	169
	Group 1 Automotive, Inc.	2,713	168
	Harte-Hanks, Inc.	5,502	33
	Haverty Furniture Cos., Inc.	2,496	41
*	Helen of Troy, Ltd.	4,041	135
*	Hibbett Sports, Inc.	3,279	173
	Hillenbrand, Inc.	7,955	180
	Hot Topic, Inc.	5,375	52

	Common Stocks (89.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	Iconix Brand Group, Inc.	8,667	193
	Interval Leisure Group, Inc.	4,912	95
*	iRobot Corp.	3,314	62
*	ITT Educational Services, Inc.	2,100	36
*	Jack in the Box, Inc.	5,451	156
	JAKKS Pacific, Inc.	2,629	33
*	Jos. A. Bank Clothiers, Inc.	3,550	151
*	Kirkland’s, Inc.	1,908	20
*	K-Swiss, Inc. - Class A	3,041	10
	La-Z-Boy, Inc.	6,662	94
	Lincoln Educational Services Corp.	2,693	15
	Lithia Motors, Inc. - Class A	2,662	100
*	Live Nation, Inc.	17,931	167
*	Lumber Liquidators Holdings, Inc.	3,448	182
*	M/I Homes, Inc.	2,723	72
*	Maidenform Brands, Inc.	2,995	58
	The Marcus Corp.	2,509	31
*	MarineMax, Inc.	3,019	27
*	Marriott Vacations Worldwide Corp.	3,640	152
	The Men’s Wearhouse, Inc.	6,077	189
*	Meritage Homes Corp.	3,933	147
*	Monarch Casino & Resort, Inc.	1,196	13
	Monro Muffler Brake, Inc.	3,736	131
	Movado Group, Inc.	2,252	69
*	Multimedia Games, Inc.	3,595	53
	Nutrisystem, Inc.	3,626	30
	OfficeMax, Inc.	11,020	108
	Oxford Industries, Inc.	1,811	84
*	Papa John’s International, Inc.	2,204	121
	The Pep Boys - Manny, Moe & Jack	6,746	66
	Perry Ellis International, Inc.	1,527	30
	PetMed Express, Inc.	2,542	28
*	Pinnacle Entertainment, Inc.	7,485	119
	Pool Corp.	5,933	251
*	Quiksilver, Inc.	15,809	67
*	Red Robin Gourmet Burgers, Inc.	1,647	58
*	Ruby Tuesday, Inc.	7,601	60
*	Rue21, Inc.	1,994	57
*	Ruth’s Hospitality Group, Inc.	4,513	33

	Common Stocks (89.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	The Ryland Group, Inc.	5,736	209
*	Select Comfort Corp.	7,119	186
*	SHFL Entertainment, Inc.	7,109	103
*	Skechers U.S.A., Inc. - Class A	4,875	90
	Sonic Automotive, Inc. - Class A	4,652	97
*	Sonic Corp.	6,922	72
	Spartan Motors, Inc.	3,953	20
	Stage Stores, Inc.	4,054	101
	Standard Motor Products, Inc.	2,493	55
*	Standard Pacific Corp.	13,999	103
	Stein Mart, Inc.	3,499	26
*	Steven Madden, Ltd.	5,191	219
	Sturm, Ruger & Co., Inc.	2,434	111
	Superior Industries International, Inc.	2,942	60
	Texas Roadhouse, Inc.	7,449	125
	True Religion Apparel, Inc.	3,079	78
*	Tuesday Morning Corp.	5,399	34
*	Universal Electronics, Inc.	1,911	37
	Universal Technical Institute, Inc.	2,751	28
*	Vitamin Shoppe, Inc.	3,832	220
*	VOXX International Corp.	2,408	16
*	Winnebago Industries, Inc.	3,600	62
	Wolverine World Wide, Inc.	6,227	255
*	Zale Corp.	3,330	14
*	Zumiez, Inc.	2,828	55

	Total		9,899

	Consumer Staples (3.4%)
*	Alliance One International, Inc.	10,466	38
	The Andersons, Inc.	2,197	94
	B&G Foods, Inc.	6,677	189
*	The Boston Beer Co., Inc. - Class A	1,066	143
	Calavo Growers, Inc.	1,616	41
	Cal-Maine Foods, Inc.	1,763	71
	Casey’s General Stores, Inc.	4,867	258
*	Central Garden & Pet Co. - Class A	5,227	55
*	Darling International, Inc.	14,961	240
	Diamond Foods, Inc.	2,804	38
*	The Hain Celestial Group, Inc.	5,696	309

The Accompanying Notes are an Integral Part of the Financial Statements.

56	Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (89.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Staples continued
	Inter Parfums, Inc.	2,059	40
	J & J Snack Foods Corp.	1,882	120
*	Medifast, Inc.	1,736	46
	Nash Finch Co.	1,559	33
*	Prestige Brands Holdings, Inc.	6,416	129
	Sanderson Farms, Inc.	2,539	121
*	Seneca Foods Corp. - Class A	985	30
	Snyders-Lance, Inc.	6,108	147
	Spartan Stores, Inc.	2,764	43
*	TreeHouse Foods, Inc.	4,597	240
	WD-40 Co.	1,877	88

	Total		2,513

	Energy (3.6%)
*	Approach Resources, Inc.	4,210	105
*	Basic Energy Services, Inc.	3,475	40
	Bristow Group, Inc.	4,571	245
*	Carrizo Oil & Gas, Inc.	4,634	97
*	Cloud Peak Energy, Inc.	7,762	150
*	Comstock Resources, Inc.	5,690	86
	Contango Oil & Gas Co.	1,621	69
*	Exterran Holdings, Inc.	8,245	181
*	Geospace Technologies Corp.	1,620	144
	Gulf Island Fabrication, Inc.	1,831	44
*	Gulfport Energy Corp.	6,300	241
*	Hornbeck Offshore Services, Inc.	4,048	139
*	ION Geophysical Corp.	15,260	99
	Lufkin Industries, Inc.	4,271	248
*	Matrix Service Co.	3,292	38
*	PDC Energy, Inc.	3,845	128
	Penn Virginia Corp.	6,999	31
*	PetroQuest Energy, Inc.	7,161	35
*	Pioneer Energy Services Corp.	7,880	57
	SEACOR Holdings, Inc.	2,517	211
*	Stone Energy Corp.	6,289	129
*	Swift Energy Co.	5,453	84
*	TETRA Technologies, Inc.	9,919	75

	Total		2,676

	Financials (18.9%)
	Acadia Realty Trust	6,437	161
*	AMERISAFE, Inc.	2,310	63
	Bank Mutual Corp.	5,473	24
	Bank of the Ozarks, Inc.	3,746	125
	Banner Corp.	2,220	68
	BBCN Bancorp, Inc.	9,914	115
	Boston Private Financial Holdings, Inc.	10,028	90
	Brookline Bancorp, Inc.	8,897	76

	Common Stocks (89.0%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Calamos Asset Management, Inc.	2,590	27
	Cash America International, Inc.	3,691	146
	Cedar Realty Trust, Inc.	6,945	37
	City Holding Co.	1,884	66
	Colonial Properties Trust	10,522	225
	Columbia Banking System, Inc.	5,042	91
	Community Bank System, Inc.	5,029	138
	Cousins Properties, Inc.	11,508	96
	CVB Financial Corp.	11,186	116
	DiamondRock Hospitality Co.	24,791	223
	Dime Community Bancshares	3,664	51
	EastGroup Properties, Inc.	3,765	203
*	eHealth, Inc.	2,573	71
	Employers Holdings, Inc.	3,903	80
*	Encore Capital Group, Inc.	2,954	90
	EPR Properties	5,951	274
	Extra Space Storage, Inc.	13,011	474
*	EZCORP, Inc. - Class A	5,742	114
	F.N.B. Corp.	17,759	189
*	Financial Engines, Inc.	5,231	145
*	First BanCorp.	8,905	41
*	First Cash Financial Services, Inc.	3,347	166
	First Commonwealth Financial Corp.	13,036	89
	First Financial Bancorp.	7,433	109
	First Financial Bankshares, Inc.	3,800	148
	First Midwest Bancorp, Inc.	9,508	119
*	Forestar Group, Inc.	4,407	76
	Franklin Street Properties Corp.	9,166	113
	Getty Realty Corp.	3,394	61
	Glacier Bancorp, Inc.	9,139	134
	Government Properties Income Trust	5,484	131
*	Hanmi Financial Corp.	4,001	54
	Healthcare Realty Trust, Inc.	11,082	266
	HFF, Inc. - Class A	4,143	62
	Home Bancshares, Inc.	2,916	96
	Horace Mann Educators Corp.	5,002	100
	Independent Bank Corp.	2,887	84
	Infinity Property & Casualty Corp.	1,483	86
	Inland Real Estate Corp.	9,873	83
	Interactive Brokers Group, Inc. - Class A	5,188	71

	Common Stocks (89.0%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
*	Investment Technology Group, Inc.	4,821	43
	Kilroy Realty Corp.	9,475	449
	Kite Realty Group Trust	9,281	52
	LaSalle Hotel Properties	11,975	304
	Lexington Realty Trust	19,293	202
	LTC Properties, Inc.	3,874	136
	MarketAxess Holdings, Inc.	4,738	167
	Meadowbrook Insurance Group, Inc.	5,944	34
	Medical Properties Trust, Inc.	17,223	206
	Mid-America Apartment Communities, Inc.	5,370	348
*	National Financial Partners Corp.	5,061	87
	National Penn Bancshares, Inc.	15,389	143
*	The Navigators Group, Inc.	1,338	68
	NBT Bancorp, Inc.	4,287	87
	Northwest Bancshares, Inc.	12,403	151
	Old National Bancorp	12,882	153
	Oritani Financial Corp.	4,945	76
	PacWest Bancorp	4,088	101
	Parkway Properties, Inc.	4,238	59
	Pennsylvania Real Estate Investment Trust	6,685	118
*	Pinnacle Financial Partners, Inc.	4,143	78
*	Piper Jaffray Cos., Inc.	2,066	66
*	Portfolio Recovery Associates, Inc.	2,145	229
	Post Properties, Inc.	6,912	345
	PrivateBancorp, Inc.	7,944	122
	ProAssurance Corp.	7,808	329
	Prospect Capital Corp.	23,357	254
	Provident Financial Services, Inc.	6,878	103
	PS Business Parks, Inc.	2,283	148
	RLI Corp.	2,157	140
	S&T Bancorp, Inc.	3,777	68
	Sabra Health Care REIT, Inc.	4,707	102
	Safety Insurance Group, Inc.	1,615	75
	Saul Centers, Inc.	1,618	69
	Selective Insurance Group, Inc.	6,987	135
	Simmons First National Corp. - Class A	2,110	54
	Sovran Self Storage, Inc.	3,866	240
	Sterling Bancorp	3,933	36
	Stewart Information Services Corp.	2,262	59
*	Stifel Financial Corp.	6,335	203
	Susquehanna Bancshares, Inc.	23,688	248

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	57

Index 600 Stock Portfolio

	Common Stocks (89.0%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
*	SWS Group, Inc.	3,592	19
	Tanger Factory Outlet Centers, Inc.	11,930	408
*	Texas Capital Bancshares, Inc.	5,156	231
	Tompkins Financial Corp.	1,460	58
	Tower Group, Inc.	4,388	78
	TrustCo Bank Corp. NY	11,933	63
	UMB Financial Corp.	4,126	181
	Umpqua Holdings Corp.	14,219	168
	United Bankshares, Inc.	5,812	141
*	United Community Banks, Inc.	5,866	55
	United Fire Group, Inc.	2,777	61
	Universal Health Realty Income Trust	1,612	82
	Urstadt Biddle Properties, Inc. - Class A	3,243	64
	ViewPoint Financial Group	4,525	95
*	Virtus Investment Partners, Inc.	737	89
*	Wilshire Bancorp, Inc.	7,880	46
	Wintrust Financial Corp.	4,629	170
*	World Acceptance Corp.	1,642	122

	Total		13,885

	Health Care (9.4%)
	Abaxis, Inc.	2,621	97
*	ABIOMED, Inc.	4,586	62
*	Acorda Therapeutics, Inc.	5,102	127
*	Affymetrix, Inc.	8,980	29
	Air Methods Corp.	4,428	163
*	Akorn, Inc.	8,608	115
*	Align Technology, Inc.	9,098	253
	Almost Family, Inc.	1,055	21
*	Amedisys, Inc.	3,931	44
*	AMN Healthcare Services, Inc.	5,639	65
*	AmSurg Corp.	4,024	121
	Analogic Corp.	1,554	115
*	ArQule, Inc.	7,445	21
*	Bio-Reference Laboratories, Inc.	3,097	89
*	Cambrex Corp.	3,794	43
	Cantel Medical Corp.	2,730	81
*	Centene Corp.	6,559	269
	Chemed Corp.	2,450	168
	Computer Programs and Systems, Inc.	1,323	67
	CONMED Corp.	3,619	101
*	CorVel Corp.	783	35
*	Cross Country Healthcare, Inc.	3,926	19
	CryoLife, Inc.	3,172	20
*	Cubist Pharmaceuticals, Inc.	8,182	344

	Common Stocks (89.0%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Cyberonics, Inc.	3,028	159
*	Emergent Biosolutions, Inc.	3,229	52
	Ensign Group, Inc.	2,220	60
*	Enzo Biochem, Inc.	4,241	11
*	Gentiva Health Services, Inc.	3,619	36
*	Greatbatch, Inc.	3,010	70
*	Haemonetics Corp.	6,552	268
*	Hanger Orthopedic Group, Inc.	4,351	119
*	HealthStream, Inc.	2,499	61
*	Healthways, Inc.	4,311	46
	Hi-Tech Pharmacal Co., Inc.	1,409	49
*	ICU Medical, Inc.	1,631	99
*	Integra LifeSciences Holdings	2,474	96
	Invacare Corp.	3,692	60
*	IPC The Hospitalist Co.	2,119	84
*	Kindred Healthcare, Inc.	6,769	73
	Landauer, Inc.	1,201	74
*	LHC Group, Inc.	1,878	40
*	Luminex Corp.	4,800	80
*	Magellan Health Services, Inc.	3,512	172
*	The Medicines Co.	6,843	164
*	Medidata Solutions, Inc.	2,831	111
	Meridian Bioscience, Inc.	5,245	106
*	Merit Medical Systems, Inc.	5,067	70
*	Molina Healthcare, Inc.	3,787	103
*	Momenta Pharmaceuticals, Inc.	5,779	68
*	MWI Veterinary Supply, Inc.	1,528	168
*	Natus Medical, Inc.	3,805	43
*	Neogen Corp.	2,836	129
*	NuVasive, Inc.	5,530	86
*	Omnicell, Inc.	4,215	63
*	Palomar Medical Technologies, Inc.	2,264	21
*	PAREXEL International Corp.	7,473	221
*	PharMerica Corp.	3,746	53
*	PSS World Medical, Inc.	6,392	185
	Quality Systems, Inc.	5,053	88
	Questcor Pharmaceuticals, Inc.	7,425	198
*	Salix Pharmaceuticals, Ltd.	6,354	257
	Spectrum Pharmaceuticals, Inc.	6,593	74
*	SurModics, Inc.	1,545	35
*	Symmetry Medical, Inc.	4,673	49
*	ViroPharma, Inc.	8,373	191
	West Pharmaceutical Services, Inc.	4,335	237

	Total		6,898

	Common Stocks (89.0%)	Shares/ $ Par	Value $ (000’s)

	Industrials (14.1%)
	A.O. Smith Corp.	4,927	311
	AAON, Inc.	2,368	49
	AAR Corp.	5,074	95
	ABM Industries, Inc.	6,407	128
	Actuant Corp. - Class A	9,258	258
*	Aegion Corp.	4,990	111
*	Aerovironment, Inc.	2,421	53
	Albany International Corp. - Class A	3,670	83
	Allegiant Travel Co.	1,936	142
	American Science and Engineering, Inc.	1,055	69
	Apogee Enterprises, Inc.	3,606	86
	Applied Industrial Technologies, Inc.	5,341	224
	Arkansas Best Corp.	3,027	29
	Astec Industries, Inc.	2,663	89
	AZZ, Inc.	3,216	124
	Barnes Group, Inc.	5,981	134
	Belden, Inc.	5,610	252
	Brady Corp. - Class A	5,845	195
	Briggs & Stratton Corp.	6,038	127
	Cascade Corp.	1,069	69
	CDI Corp.	1,769	30
	CIRCOR International, Inc.	2,214	88
	Comfort Systems USA, Inc.	4,736	58
*	Consolidated Graphics, Inc.	1,038	36
	Cubic Corp.	2,038	98
	Curtiss-Wright Corp.	5,943	195
*	Dolan Co.	3,660	14
*	Dycom Industries, Inc.	4,141	82
	EMCOR Group, Inc.	8,453	293
	Encore Wire Corp.	2,362	72
*	EnerSys	6,159	232
*	Engility Holdings, Inc.	2,106	41
*	EnPro Industries, Inc.	2,631	108
	ESCO Technologies, Inc.	3,386	127
*	Exponent, Inc.	1,680	94
*	Federal Signal Corp.	7,914	60
	Forward Air Corp.	3,732	131
	Franklin Electric Co., Inc.	2,449	152
	G & K Services, Inc. - Class A	2,429	83
*	GenCorp, Inc.	7,686	70
	The GEO Group, Inc.	8,998	254
*	Gibraltar Industries, Inc.	3,650	58
	Griffon Corp.	5,792	66
	Healthcare Services Group, Inc.	8,605	200
	Heartland Express, Inc.	5,833	76
	Heidrick & Struggles International, Inc.	2,078	32
*	Hub Group, Inc. - Class A	4,510	152

The Accompanying Notes are an Integral Part of the Financial Statements.

58	Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (89.0%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
*	II-VI, Inc.	6,930	127
	Insperity, Inc.	2,804	91
	Interface, Inc.	7,288	117
	John Bean Technologies Corp.	3,675	65
	Kaman Corp.	3,372	124
	Kaydon Corp.	4,078	98
	Kelly Services, Inc. - Class A	3,439	54
	Knight Transportation, Inc.	7,496	110
*	Korn/Ferry International	6,174	98
	Lindsay Corp.	1,616	129
*	Lydall, Inc.	2,158	31
*	Mobile Mini, Inc.	4,819	100
*	Moog, Inc. - Class A	5,761	236
	Mueller Industries, Inc.	3,569	179
	National Presto Industries, Inc.	621	43
*	Navigant Consulting, Inc.	6,499	72
*	NCI Building Systems, Inc.	2,404	33
*	Old Dominion Freight Line, Inc.	8,976	308
*	On Assignment, Inc.	5,538	112
*	Orbital Sciences Corp.	7,558	104
*	Orion Marine Group, Inc.	3,450	25
*	Powell Industries, Inc.	1,150	48
	Quanex Building Products Corp.	4,691	96
	Resources Connection, Inc.	5,268	63
	Robbins & Myers, Inc.	5,409	322
	Simpson Manufacturing Co., Inc.	5,096	167
	SkyWest, Inc.	6,511	81
	Standex International Corp.	1,617	83
*	Sykes Enterprises, Inc.	4,951	75
*	Teledyne Technologies, Inc.	4,687	305
	Tennant Co.	2,361	104
*	Tetra Tech, Inc.	8,111	214
	The Toro Co.	7,462	321
*	TrueBlue, Inc.	5,103	80
	UniFirst Corp.	1,902	139
	United Stationers, Inc.	5,110	158
	Universal Forest Products, Inc.	2,514	96
	Viad Corp.	2,574	70
	Vicor Corp.	2,468	13
	Watts Water Technologies, Inc. - Class A	3,556	153

	Total		10,374

	Common Stocks (89.0%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (16.4%)
*	3D Systems Corp.	6,232	332
*	Advanced Energy Industries, Inc.	4,475	62
*	Agilysys, Inc.	1,800	15
	Anixter International, Inc.	3,400	218
*	Arris Group, Inc.	14,402	215
*	ATMI, Inc.	4,067	85
*	Avid Technology, Inc.	3,857	29
	Badger Meter, Inc.	1,817	86
	Bel Fuse, Inc. - Class B	1,337	26
*	Benchmark Electronics, Inc.	7,044	117
	Black Box Corp.	2,101	51
	Blackbaud, Inc.	5,737	131
*	Blucora, Inc.	5,176	81
*	Bottomline Technologies, Inc.	4,749	125
	Brooks Automation, Inc.	8,426	68
	Cabot Microelectronics Corp.	2,946	105
*	CACI International, Inc. - Class A	2,900	160
*	Cardtronics, Inc.	5,649	134
*	CEVA, Inc.	2,848	45
*	Checkpoint Systems, Inc.	5,157	55
*	CIBER, Inc.	8,502	28
*	Cirrus Logic, Inc.	8,319	241
	Cognex Corp.	5,076	187
	Coherent, Inc.	3,043	154
	Cohu, Inc.	2,893	31
*	CommVault Systems, Inc.	5,373	375
*	comScore, Inc.	4,119	57
	Comtech Telecommunications Corp.	2,210	56
*	CSG Systems International, Inc.	4,283	78
	CTS Corp.	4,292	46
*	Cymer, Inc.	3,954	358
	Daktronics, Inc.	4,725	52
*	DealerTrack Holdings, Inc.	5,426	156
*	Dice Holdings, Inc.	6,363	58
*	Digi International, Inc.	3,349	32
*	Digital River, Inc.	4,514	65
*	Diodes, Inc.	4,559	79
*	DSP Group, Inc.	2,766	16
*	DTS, Inc.	2,373	40
	Ebix, Inc.	4,073	65
	Electro Scientific Industries, Inc.	3,174	32
*	Electronics for Imaging, Inc.	5,915	112
*	Entropic Communications, Inc.	11,249	59
	EPIQ Systems, Inc.	4,059	52
*	Exar Corp.	5,835	52

	Common Stocks (89.0%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Exlservice Holdings, Inc.	3,308	88
*	FARO Technologies, Inc.	2,156	77
	FEI Co.	4,841	268
	Forrester Research, Inc.	1,841	49
(n)*	Gerber Scientific, Inc.	2,359	0
*	GT Advance Technologies, Inc.	15,119	46
*	Harmonic, Inc.	14,708	75
	Heartland Payment Systems, Inc.	4,768	141
*	Higher One Holdings, Inc.	4,018	42
*	Hittite Microwave Corp.	3,443	214
*	iGATE Corp.	3,874	61
*	Insight Enterprises, Inc.	5,660	98
*	Interactive Intelligence Group	1,891	63
*	Intermec, Inc.	7,129	70
*	Intevac, Inc.	2,981	14
*	Ixia	6,711	114
	j2 Global, Inc.	5,477	167
*	Kopin Corp.	7,832	26
*	Kulicke and Soffa Industries, Inc.	9,534	114
*	Liquidity Services, Inc.	3,117	127
	Littelfuse, Inc.	2,774	171
*	LivePerson, Inc.	6,388	84
*	LogMeIn, Inc.	2,836	64
*	Manhattan Associates, Inc.	2,524	152
	MAXIMUS, Inc.	4,331	274
*	Measurement Specialties, Inc.	1,948	67
*	Mercury Computer Systems, Inc.	4,096	38
	Methode Electronics, Inc.	4,473	45
	Micrel, Inc.	5,971	57
*	Microsemi Corp.	11,474	241
*	MicroStrategy, Inc. - Class A	1,127	105
	MKS Instruments, Inc.	6,686	172
	Monolithic Power Systems	4,011	89
	Monotype Imaging Holdings, Inc.	4,702	75
	MTS Systems Corp.	1,994	102
*	Nanometrics, Inc.	2,706	39
*	NETGEAR, Inc.	4,862	192
*	NetScout Systems, Inc.	4,567	119
*	Newport Corp.	4,866	65
	NIC, Inc.	7,471	122
*	OpenTable, Inc.	2,887	141
*	Oplink Communications, Inc.	2,430	38
*	OSI Systems, Inc.	2,387	153
	Park Electrochemical Corp.	2,458	63

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	59

Index 600 Stock Portfolio

	Common Stocks (89.0%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	PC-Tel, Inc.	2,211	16
*	Perficient, Inc.	4,207	50
*	Pericom Semiconductor Corp.	2,720	22
*	Plexus Corp.	4,457	115
	Power Integrations, Inc.	3,680	124
*	Procera Networks, Inc.	2,466	46
*	Progress Software Corp.	8,119	170
*	QuinStreet, Inc.	3,260	22
*	RadiSys Corp.	2,871	9
*	Rofin-Sinar Technologies, Inc.	3,568	77
*	Rogers Corp.	2,107	105
*	Rubicon Technology, Inc.	2,151	13
*	Rudolph Technologies, Inc.	4,109	55
*	ScanSource, Inc.	3,513	112
*	Sigma Designs, Inc.	4,251	22
*	Sourcefire, Inc.	3,822	180
*	Stamps.com, Inc.	1,784	45
*	STR Holdings, Inc.	4,869	12
*	Super Micro Computer, Inc.	3,345	34
	Supertex, Inc.	1,326	23
*	Symmetricom, Inc.	5,194	30
*	Synaptics, Inc.	4,185	125
*	Synchronoss Technologies, Inc.	3,446	73
*	SYNNEX Corp.	3,368	116
*	Take-Two Interactive Software, Inc.	11,529	127
*	TeleTech Holdings, Inc.	2,866	51
	Tessera Technologies, Inc.	6,636	109
*	TriQuint Semiconductor, Inc.	21,127	102
*	TTM Technologies, Inc.	6,661	61
*	Tyler Technologies, Inc.	3,339	162
*	Ultratech, Inc.	3,433	128
	United Online, Inc.	11,558	65
*	VASCO Data Security International, Inc.	3,664	30
*	Veeco Instruments, Inc.	4,974	147
*	ViaSat, Inc.	5,088	198
*	Virtusa Corp.	2,560	42
*	Volterra Semiconductor Corp.	3,183	55
*	Websense, Inc.	4,637	70
*	XO Group, Inc.	3,123	29

	Total		12,115

	Materials (5.8%)
	A. Schulman, Inc.	3,722	108
*	A.M. Castle & Co.	2,113	31
	AK Steel Holding Corp.	17,268	79
	AMCOL International Corp.	3,207	98
	American Vanguard Corp.	3,030	94

	Common Stocks (89.0%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
	Balchem Corp.	3,731	136
	Buckeye Technologies, Inc.	4,914	141
*	Calgon Carbon Corp.	7,246	103
*	Century Aluminum Co.	6,520	57
*	Clearwater Paper Corp.	2,948	115
	Deltic Timber Corp.	1,383	98
	Eagle Materials, Inc.	5,906	346
	Globe Specialty Metals, Inc.	8,104	111
	H.B. Fuller Co.	6,337	221
	Hawkins, Inc.	1,165	45
	Haynes International, Inc.	1,562	81
*	Headwaters, Inc.	7,768	67
	Innophos Holdings, Inc.	2,759	128
	Kaiser Aluminum Corp.	2,135	132
	KapStone Paper & Packaging Corp.	4,876	108
	Koppers Holdings, Inc.	2,614	100
*	Kraton Performance Polymers, Inc.	4,100	99
*	LSB Industries, Inc.	2,390	85
	Materion Corp.	2,596	67
	Myers Industries, Inc.	3,945	60
	Neenah Paper, Inc.	2,015	57
	Olympic Steel, Inc.	1,165	26
*	OM Group, Inc.	4,113	91
	P.H. Glatfelter Co.	5,444	95
	PolyOne Corp.	11,316	231
	Quaker Chemical Corp.	1,662	90
*	RTI International Metals, Inc.	3,853	106
	Schweitzer-Mauduit International, Inc.	3,943	154
	Stepan Co.	2,112	117
*	Stillwater Mining Co.	14,840	190
*	SunCoke Energy, Inc.	8,888	139
*	Texas Industries, Inc.	2,635	134
	Tredegar Corp.	3,060	62
	Wausau Paper Corp.	5,890	51
	Zep, Inc.	2,844	41

	Total		4,294

	Telecommunication Services (0.5%)
	Atlantic Tele-Network, Inc.	1,187	43
*	Cbeyond, Inc.	3,788	34
*	Cincinnati Bell, Inc.	25,335	139
*	General Communication, Inc. - Class A	4,132	40
	Lumos Networks Corp.	1,883	19
	Neutral Tandem, Inc.	3,848	10
	NTELOS Holdings Corp.	1,962	26
	USA Mobility, Inc.	2,782	32

	Total		343

Common Stocks (89.0%)	Shares/ $ Par	Value $ (000’s)

Utilities (3.5%)
ALLETE, Inc.	4,441	182
American States Water Co.	2,441	117
Avista Corp.	7,592	183
CH Energy Group, Inc.	1,899	124
El Paso Electric Co.	5,096	163
The Laclede Group, Inc.	2,665	103
New Jersey Resources Corp.	5,296	210
Northwest Natural Gas Co.	3,414	151
NorthWestern Corp.	4,728	164
Piedmont Natural Gas Co., Inc.	9,156	287
South Jersey Industries, Inc.	3,972	200
Southwest Gas Corp.	5,862	248
UIL Holdings Corp.	6,421	230
UNS Energy Corp.	5,257	223

Total		2,585

Total Common Stocks
(Cost: $58,030)		65,582

Investment Companies (2.3%)

Investment Companies (2.3%)
iShares S&P SmallCap 600 Index Fund	22,077	1,727

Total		1,727

Total Investment Companies
(Cost: $1,687)		1,727

Short-Term Investments (8.4%)

Electric Utilities (1.1%)
American Electric Power Co., Inc., 0.30%, 1/2/13	800,000	800

Total		800

Federal Government & Agencies (4.2%)
Federal Home Loan Banks, 0.11%, 2/1/13	3,100,000	3,100

Total		3,100

Finance Services (2.2%)
Alpine Securitization Corp., 0.18%, 1/9/13	800,000	800
Govco LLC, 0.23%, 1/22/13	800,000	800

Total		1,600

The Accompanying Notes are an Integral Part of the Financial Statements.

60	Index 600 Stock Portfolio

Index 600 Stock Portfolio

Short-Term Investments (8.4%)	Shares/ $ Par	Value $ (000’s)

Personal Credit Institutions (0.9%)
Chariot Funding LLC, 0.21%, 3/28/13	700,000	699

Total		699

Total Short-Term Investments
(Cost: $6,199)		6,199

Total Investments (99.7%)
(Cost: $65,916)(a)		73,508

Other Assets, Less
Liabilities (0.3%)		214

Net Assets (100.0%)		73,722

*	Non-Income Producing

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $66,385 and the net unrealized appreciation of investments based on that cost was $7,123 which is comprised of $12,042 aggregate gross unrealized appreciation and $4,919 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2012.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
S&P SmallCap 600 Index	JPMorgan Chase London	1-Month Usd Libor - 12 Bps	S&P SmallCap 600 Index	5/13	6,406	$-

						$-

(n)	Security valued in good faith by the Board of Directors.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$65,582	$-	$-
Investment Companies	1,727	-	-
Short-Term Investments	-	6,199	-
Other Financial Instruments^	-	6,199	-
Total Return Swaps	-	-	-
Total	$67,309	$6,199	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	61

Small Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in equity securities of small-sized companies whose common stocks are believed to be undervalued.	$410 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Small Cap Value Portfolio (“the Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P SmallCap 600® Index at the time of purchase. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises.

Market Overview

Major U.S. stock market Indices produced solid returns in 2012 despite muted U.S. economic growth, a eurozone recession and sovereign debt crisis, and a slowdown in emerging economies. Domestic equities were supported by strong U.S. corporate earnings and actions by central banks around the world to reduce or suppress interest rates in hopes of stimulating growth. Small and mid cap stocks narrowly surpassed their large cap counterparts. As measured by various Russell® Indexes, value stocks outperformed growth stocks across all market capitalizations.

Portfolio Results

The Portfolio returned 16.33% for the twelve months ended December 31, 2012. By comparison, the Russell 2000® Value Index (the “Index”) returned 18.05%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio underperformed the 16.38% average return of its Small Cap Value Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Stock selection, especially in the Energy and Materials sectors, drove the Portfolio’s underperformance relative to the Index. The Portfolio’s Energy sector produced a negative absolute return and performance fell short of that of the Index. A notable detractor was CARBO Ceramics, a leading manufacturer of lightweight ceramic proppants used by pressure pumpers to complete oil and gas wells. The company suffered along with other firms exposed to natural gas, as prices for the commodity stayed around historic lows. Further, logistic constraints hindered the firm from reaching more profitable oil-producing clients.

The Financials sector was one of the Index’s best performers during the year. As a result, the Portfolio’s substantially underweight position detracted from performance relative to the Index.

Materials stocks within the Portfolio had a double-digit gain, but lagged those in the Index. In particular, AptarGroup weighed on performance. The company, which has a stable business supplying dispensing systems for household products, failed to attract investors in a rising market. In addition, AptarGroup had significant exposure to the European market, which was particularly weak during the year.

On the positive end of the spectrum, stock selection in the Information Technology sector was a positive contributor to performance. A top contributor was Cymer, a supplier of light sources used in the photolithography process for semiconductor manufacturing. During the period, a large customer reported that it would acquire Cymer for a significant premium. Stock selection and an overweight position helped the Industrials and Business Services sector to outperform its Index counterpart. An improving housing market boosted Beacon Roofing Supply, a distributor of roofing and other building materials in the United States and Canada.

The Portfolio’s Consumer Discretionary stocks also contributed positively to relative performance. Recreational vehicle manufacturer Winnebago was a top contributor within the sector. The firm, which sells motor homes through independent dealers under the Winnebago, Itasca, and Era brand names, reported sharply higher revenue due to increased deliveries of motor homes and travel trailers. The Portfolio also benefited from holding single-family homebuilders M/I Homes and Meritage. Positive signs in the housing market, including increased housing starts and home prices and decreased drag from foreclosures, acted as tailwinds for homebuilders.

Portfolio Manager Outlook

The following forward looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

The market proved surprisingly resilient in the face of global economic challenges during 2012. Yet, we still consider stocks to be relatively inexpensive when viewed against the previous 50 years or against bond yields. So what did we learn? First, those who thought they would wait to invest until the world economic background improved missed a 15% move. Second, when the Federal Reserve is aggressively lowering interest rates and providing liquidity to our economy, that backdrop can be beneficial for stocks. Third, do not count out the U.S.—the resilience that our economy and markets demonstrated in 2012 is amazing to us.

62	Small Cap Value Portfolio

Small Cap Value Portfolio

We believe U.S. equities will continue to rise in 2013, although maybe not at the pace of 2012. With small company value stocks valued at close to their 30-year average compared to large companies and growth companies, we think small cap value stocks may continue to perform relatively well.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Small Cap Value Portfolio	16.33%	5.21%	10.40%
Russell 2000® Value Index	18.05%	3.55%	9.50%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average	16.38%	4.15%	9.95%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/02. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
Aaron’s, Inc.	2.1%
Genesee & Wyoming, Inc. - Class A	2.1%
Landstar System, Inc.	2.1%
ProAssurance Corp.	2.1%
Beacon Roofing Supply, Inc.	1.8%
Kirby Corp.	1.7%
Nordson Corp.	1.5%
Alaska Air Group, Inc.	1.4%
SVB Financial Group	1.3%
AptarGroup, Inc.	1.3%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Value Portfolio	63

Small Cap Value Portfolio

Schedule of Investments

December 31, 2012

	Common Stocks (96.6%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (13.6%)
	Aaron’s, Inc.	309,000	8,738
*	Ascent Media Corp. - Class A	44,000	2,725
	Brunswick Corp.	55,900	1,626
	CSS Industries, Inc.	81,000	1,773
	Culp, Inc.	86,600	1,300
	Drew Industries, Inc.	124,100	4,002
	Ethan Allen Interiors, Inc.	48,800	1,255
*	Fifth & Pacific Co.	90,100	1,122
	Fred’s, Inc. - Class A	118,800	1,581
	Haverty Furniture Cos., Inc.	142,600	2,326
*	M/I Homes, Inc.	69,100	1,831
*	MarineMax, Inc.	128,000	1,144
	Matthews International Corp. - Class A	101,400	3,255
	The Men’s Wearhouse, Inc.	99,000	3,085
*	Meritage Homes Corp.	112,500	4,202
*	Modine Manufacturing Co.	160,100	1,302
*	Orient-Express Hotels, Ltd. - Class A	217,500	2,543
	Pool Corp.	101,625	4,301
	Saga Communications, Inc. - Class A	44,200	2,055
*	Stanley Furniture Co., Inc.	91,000	409
	Stein Mart, Inc.	227,000	1,712
	True Religion Apparel, Inc.	32,400	824
*	Winnebago Industries, Inc.	155,000	2,655

	Total		55,766

	Consumer Staples (0.6%)
*	Alliance One International, Inc.	280,400	1,021
	Nash Finch Co.	69,000	1,468

	Total		2,489

	Energy (4.8%)
*	Atwood Oceanics, Inc.	43,500	1,992
*	C&J Energy Services, Inc.	61,700	1,323
	CARBO Ceramics, Inc.	27,900	2,186
*	Cloud Peak Energy, Inc.	101,000	1,952
*	Hercules Offshore, Inc.	150,000	927
*	Northern Oil and Gas, Inc.	145,000	2,439
*	Oasis Petroleum, Inc.	117,500	3,737
*	PDC Energy, Inc.	42,389	1,408
*	Swift Energy Co.	88,000	1,354
	Teekay Tankers, Ltd. - Class A	276,000	800
*	TETRA Technologies, Inc.	200,000	1,518

	Total		19,636

	Financials (22.6%)
	Acadia Realty Trust	73,800	1,851
	Alterra Capital Holdings, Ltd.	115,600	3,259
	Ares Capital Corp.	286,000	5,005

	Common Stocks (96.6%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Assured Guaranty, Ltd.	105,094	1,495
	CBL & Associates Properties, Inc.	245,100	5,199
	Cedar Realty Trust, Inc.	213,000	1,125
	Columbia Banking System, Inc.	69,000	1,238
	Compass Diversified Holdings	138,000	2,030
	East West Bancorp, Inc.	192,300	4,132
	Employers Holdings, Inc.	63,000	1,296
	First Potomac Realty Trust	161,000	1,990
	Glacier Bancorp, Inc.	181,700	2,673
	Hatteras Financial Corp.	59,800	1,484
	Hercules Technology Growth Capital, Inc.	202,800	2,257
	Home Bancshares, Inc.	117,700	3,886
	JMP Group, Inc.	94,000	571
	KCAP Financial, Inc.	167,000	1,535
	Kilroy Realty Corp.	107,600	5,097
	LaSalle Hotel Properties	131,000	3,326
*	Markel Corp.	5,800	2,514
	Meadowbrook Insurance Group, Inc.	131,400	759
	National Interstate Corp.	118,800	3,424
*	Piper Jaffray Cos., Inc.	36,000	1,157
	Potlatch Corp.	78,800	3,088
	ProAssurance Corp.	203,600	8,590
	PS Business Parks, Inc.	5,800	377
	Radian Group, Inc.	149,500	913
	Redwood Trust, Inc.	172,000	2,905
*	Safeguard Scientifics, Inc.	78,000	1,150
	Saul Centers, Inc.	34,000	1,455
*	Signature Bank	48,600	3,467
*	Stifel Financial Corp.	81,000	2,590
*	SVB Financial Group	95,000	5,317
	Washington Real Estate Investment Trust	70,300	1,838
	Wintrust Financial Corp.	97,600	3,582

	Total		92,575

	Health Care (3.9%)
	Analogic Corp.	32,300	2,400
	Landauer, Inc.	31,800	1,947
*	Momenta Pharmaceuticals, Inc.	109,000	1,284
	National Healthcare Corp.	57,500	2,704
*	Quidel Corp.	97,000	1,811
*	Triple-S Management Corp. - Class B	86,100	1,590
	West Pharmaceutical Services, Inc.	75,200	4,117

	Total		15,853

	Industrials (26.1%)
*	Aegion Corp.	142,000	3,151
*	Alaska Air Group, Inc.	136,200	5,869

	Common Stocks (96.6%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Astec Industries, Inc.	50,900	1,696
*	Beacon Roofing Supply, Inc.	225,100	7,491
	Belden, Inc.	92,400	4,157
	Cascade Corp.	36,300	2,334
	CIRCOR International, Inc.	58,800	2,328
	Comfort Systems USA, Inc.	124,000	1,508
*	Dolan Co.	147,000	572
	Franklin Electric Co., Inc.	35,578	2,212
*	FTI Consulting, Inc.	36,800	1,214
	G & K Services, Inc. - Class A	84,300	2,879
*	Genesee & Wyoming, Inc. - Class A	114,600	8,719
*	Gibraltar Industries, Inc.	163,000	2,595
*	Hub Group, Inc. - Class A	72,300	2,429
	IDEX Corp.	94,200	4,383
	Kaman Corp.	72,400	2,664
*	Kirby Corp.	113,100	7,000
*	Kratos Defense & Security Solutions, Inc.	200,500	1,009
	Landstar System, Inc.	164,800	8,645
	McGrath Rentcorp	158,000	4,585
	Mine Safety Appliances Co.	59,200	2,528
*	Navigant Consulting, Inc.	167,000	1,864
	Nordson Corp.	95,400	6,022
*	On Assignment, Inc.	137,200	2,782
*	Proto Labs, Inc.	23,500	926
	Quanex Building Products Corp.	94,000	1,919
	Robbins & Myers, Inc.	51,500	3,062
	Universal Forest Products, Inc.	67,000	2,549
	Waste Connections, Inc.	121,000	4,089
	Woodward, Inc.	105,100	4,007

	Total		107,188

	Information Technology (9.2%)
*	Accelrys, Inc.	102,300	926
*	Advanced Energy Industries, Inc.	150,000	2,071
*	ATMI, Inc.	70,000	1,461
	Brooks Automation, Inc.	138,000	1,111
	Cabot Microelectronics Corp.	57,900	2,056
	Cognex Corp.	35,300	1,300
*	Cymer, Inc.	9,000	814
	Electro Rent Corp.	188,400	2,897
	Electro Scientific Industries, Inc.	120,800	1,202
*	Entegris, Inc.	66,900	614
*	Ixia	197,000	3,345
	Littelfuse, Inc.	65,900	4,067
	Methode Electronics, Inc.	73,200	734
*	Newport Corp.	113,000	1,520

The Accompanying Notes are an Integral Part of the Financial Statements.

64	Small Cap Value Portfolio

Small Cap Value Portfolio

	Common Stocks (96.6%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Progress Software Corp.	156,500	3,285
*	Sonus Networks, Inc.	474,500	807
*	SYNNEX Corp.	87,600	3,012
*	Teradyne, Inc.	176,000	2,973
*	TNS, Inc.	50,355	1,044
*	Websense, Inc.	109,000	1,639
	Xyratex, Ltd.	91,100	766

	Total		37,644

	Materials (11.2%)
	AMCOL International Corp.	73,300	2,249
	American Vanguard Corp.	114,400	3,554
	AptarGroup, Inc.	109,200	5,211
	Carpenter Technology Corp.	77,300	3,991
*	Clearwater Paper Corp.	82,400	3,227
	Deltic Timber Corp.	54,600	3,856
	Franco-Nevada Corp.	67,200	3,842
	Innospec, Inc.	146,700	5,060
	Minerals Technologies, Inc.	67,400	2,691
	Myers Industries, Inc.	180,800	2,739
*	North American Palladium, Ltd.	680,000	884
	Royal Gold, Inc.	50,286	4,089
	Schnitzer Steel Industries, Inc.	50,000	1,516
*	Texas Industries, Inc.	26,600	1,357
	Wausau Paper Corp.	178,000	1,541

	Total		45,807

	Common Stocks (96.6%)	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services (0.5%)
*	Premiere Global Services, Inc.	207,000	2,024

	Total		2,024

	Utilities (4.1%)
	Black Hills Corp.	50,467	1,834
	Cleco Corp.	107,500	4,301
	El Paso Electric Co.	97,400	3,108
	NorthWestern Corp.	64,900	2,254
	PNM Resources, Inc.	79,300	1,626
	Southwest Gas Corp.	74,100	3,143
	Vectren Corp.	22,000	647

	Total		16,913

	Total Common Stocks
	(Cost: $288,455)		395,895

	Preferred Stocks (0.5%)

	Financials (0.5%)
	East West Bancorp, Inc., 8.00%, 12/31/49	1,359	1,999

	Total		1,999

	Total Preferred Stocks
	(Cost: $1,348)		1,999

Investment Companies (0.7%)	Shares/ $ Par	Value $ (000’s)

Investment Companies (0.7%)
iShares Russell 2000 Value Index Fund	39,100	2,953

Total		2,953

Total Investment Companies
(Cost: $2,238)		2,953

Short-Term Investments (2.2%)

Other Holdings (2.2%)
T. Rowe Price Reserve Investment Fund	8,950,187	8,950

Total		8,950

Total Short-Term Investments
(Cost: $8,950)		8,950

Total Investments (100.0%)
(Cost: $300,991)(a)		409,797

Other Assets, Less
Liabilities (0.0%)		(149)

Net Assets (100.0%)		409,648

*	Non-Income Producing

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $301,861 and the net unrealized appreciation of investments based on that cost was $107,936 which is comprised of $130,675 aggregate gross unrealized appreciation and $22,739 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$395,895	$-	$-
Preferred Stocks	-	1,999	-
Investment Companies	2,953	-	-
Short-Term Investments	8,950	-	-
Total	$407,798	$1,999	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio	65

International Growth Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in securities of issuers from countries	$330 million
outside the U.S. that have above average growth potential.

Portfolio Overview

Mason Street Advisors, the investment adviser for the International Growth Portfolio (the “Portfolio”), has engaged Janus Capital Management LLC (“Janus”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a core group of equity securities of 60–100 issuers from countries outside the United States, including emerging markets. The Portfolio’s investments in equity securities may include small, medium and large capitalization issues. The Portfolio employs a “bottom up” approach in choosing investments and assesses companies for their growth potential. In other words, the Portfolio looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

Market Overview

International markets rose strongly in early 2012. The European Central Bank’s (ECB) decision to inject liquidity through its Long Term Refinancing Operation took a significant amount of fear out of the market. During the middle of the year, stocks declined due to concerns of slowing global growth, particularly in China, and renewed worries over the European sovereign debt crisis. However, equity markets charged higher in September, following the ECB’s announcement that it would buy sovereign debt to reduce the borrowing costs of peripheral European countries. Additional Chinese stimulus measures also aided the rebound in equities. International markets continued to perform strongly over the final three months, as two big overhangs, China’s slowing economic growth and the European sovereign debt crisis, reduced significantly.

Portfolio Results

The Portfolio returned 17.99% for the twelve months ended December 31, 2012. By comparison, the MSCI® All Country World (ex-US) Growth Index (the “Index”) returned 17.08%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio underperformed the 19.45% average return of its International Growth Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s holdings within Information Technology contributed the most to relative performance, followed by the holdings and an underweight in Materials. The Portfolio’s holdings and overweight in Financials, which generally performed strongly, also aided performance. Relative detractors included the holdings and an overweight in the Energy sector and the holdings in Consumer Discretionary. On a country basis, the Portfolio’s holdings in the U.K., Japan and Italy were key contributors. Meanwhile, the Portfolio’s holdings in Brazil and France detracted.

In Financials, U.K. insurer Prudential benefited from increasing market share and widening profit margins in its Asian markets. In Materials, chemicals maker LyondellBasell’s shares rallied sharply during the year on lower costs. The primary input to the company’s production process is natural gas, a commodity that experienced considerable price pressure due to excess supply. The company also made several decisions that were beneficial to shareholders, including a special dividend, debt reduction and refinancing. Mitsubishi Estate also recorded strong gains. The company was among Japanese real estate firms that benefited from the anticipation of an inflationist monetary policy.

There were also several securities that detracted from performance relative to the Index. In Energy, OGX Petroleo e Gas Participacoes, a Brazilian exploration and production company, traded lower after it reported slow production. Similarly, Yamada Denki, a Japanese electronics retailer, also suffered after one of its competitors was effectively acquired by another company, significantly altering the competitive landscape for Yamada.

Finally, Japanese e-commerce company Rakuten, was another key detractor. The stock suffered from investor fears over the company’s aggressive acquisition strategy, which included Kobo (a competing e-reader to Amazon’s Kindle) and numerous e-commerce sites such as Buy.com, Play.com and PriceMinister.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Janus, the Portfolio’s sub-adviser.

We have a positive outlook for global growth in 2013, as there are signs that the Chinese economy is improving and Europe has seen relative stability since the European Central Bank took action on the debt crisis. We are particularly upbeat about the prospect for international markets. Since global markets peaked in 2007, stock markets in China, Europe, Japan, Brazil and India have continued to sell well below their peaks, while U.S. stocks have much less of a discount relative to their peak, which leads us to conclude that non-U.S. markets may have more ground to regain.

Emerging markets look particularly attractive to us. In China, we anticipate some relaxation of policies that have hindered growth and potentially some small stimulus measures. We have already seen loan demand accelerate and house prices stabilize. We think China’s growth in 2013 could be higher than forecasts. Meanwhile in India, the general paralysis in economic activity began to ease during the fourth quarter. In Europe, we expect 2013 growth to be weak, but we see nascent signs of improving consumption, which imply that conditions are not deteriorating faster than expected.

66	International Growth Portfolio

International Growth Portfolio

Finally, we think Japan has the potential to escape deflation under the pro-growth policies of the new government. In terms of positioning, we intend to enter 2013 with more emerging markets exposure and a smaller weight in Energy.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
International Growth Portfolio	17.99%	-4.59%	7.99%
MSCI® All Country World (ex-US) Growth Index (Gross)	17.08%	-2.55%	9.36%
MSCI EAFE® Index (Gross)	17.90%	-3.21%	8.70%
Lipper® Variable Insurance Products (VIP) International Growth Funds Average	19.45%	-2.49%	8.96%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/02. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries or a particular geographical region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
Fanuc Corp.	3.7%
Kuehne + Nagel International AG	3.1%
Prudential PLC	2.9%
Reckitt Benckiser Group PLC	2.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.9%
AIA Group, Ltd.	2.8%
ARM Holdings PLC	2.8%
The Weir Group PLC	2.6%
Novartis AG	2.5%
ThyssenKrupp AG	2.5%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Growth Portfolio	67

International Growth Portfolio

Schedule of Investments

December 31, 2012

	Foreign Common Stocks (95.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.3%)
	Compagnie Financiere Richemont SA	Switzerland	68,507	5,475
*	Ctrip.com International, Ltd., ADR	China	110,922	2,528
	Isuzu Motors, Ltd.	Japan	1,032,000	6,139
	Kabel Deutschland Holding AG	Germany	69,918	5,226
	Prada S.p.A	Italy	417,300	4,037
	Rakuten, Inc.	Japan	371,300	2,892
	Renault SA	France	88,929	4,905
	Samsonite International SA	Luxembourg	1,618,200	3,385
	WPP PLC	Ireland	404,248	5,879

	Total			40,466

	Consumer Staples (13.0%)
	Beiersdorf AG	Germany	20,602	1,683
	Danone SA	France	109,419	7,226
	ITC, Ltd.	India	764,852	3,996
	Japan Tobacco, Inc.	Japan	263,800	7,427
	Reckitt Benckiser Group PLC	United Kingdom	154,014	9,651
	SABMiller PLC	United Kingdom	131,705	6,201
	Unilever NV	Netherlands	174,920	6,598

	Total			42,782

	Energy (8.6%)
	AMEC PLC	United Kingdom	198,043	3,241
	Canadian Natural Resources, Ltd.	Canada	162,306	4,683
	Encana Corp.	Canada	173,444	3,435
*	OGX Petroleo e Gas Participacoes SA	Brazil	742,600	1,588
	Petrofac, Ltd.	United Kingdom	192,534	5,218
	Reliance Industries, Ltd.	India	383,679	5,918
	Tullow Oil PLC	United Kingdom	220,303	4,488

	Total			28,571

	Financials (18.4%)
	AIA Group, Ltd.	Hong Kong	2,322,800	9,258
	Banco Bilbao Vizcaya Argentaria SA	Spain	172,294	1,581
	Banco do Brasil SA	Brazil	544,600	6,806
	BNP Paribas SA	France	6,935	391
	China Construction Bank Corp. - Class H	China	4,662,000	3,800
	DBS Group Holdings, Ltd.	Singapore	152,000	1,861
	Grupo BTG Pactual	Brazil	176,900	2,677
	Hang Lung Properties, Ltd.	Hong Kong	1,284,411	5,150
	HSBC Holdings PLC	United Kingdom	308,279	3,261
	ICICI Bank, Ltd.	India	96,070	2,020
*	ING Groep NV	Netherlands	153,553	1,468
	Mitsubishi Estate Co., Ltd.	Japan	282,000	6,733
	Prudential PLC	United Kingdom	692,752	9,669
	Standard Chartered PLC	United Kingdom	112,778	2,860

Foreign Common Stocks (95.9%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
Turkiye Halk Bankasi A.S.	Turkey	332,858	3,280

Total			60,815

Health Care (6.8%)
Elekta AB - Class B	Sweden	214,797	3,388
Novartis AG	Switzerland	128,330	8,121
Novo Nordisk A/S	Denmark	24,342	3,974
Shire PLC	Ireland	228,432	7,018

Total			22,501

Industrials (16.5%)
A.P. Moller - Maersk A/S	Denmark	1,036	7,927
Canadian Pacific Railway, Ltd.	Canada	71,491	7,267
Fanuc Corp.	Japan	65,400	12,146
Koninklijke Vopak NV	Netherlands	57,222	4,033
Kuehne + Nagel International AG	Switzerland	82,567	10,043
Nabtesco Corp.	Japan	160,500	3,547
Vallourec SA	France	17,897	934
The Weir Group PLC	United Kingdom	272,510	8,461

Total			54,358

Information Technology (12.6%)
ARM Holdings PLC	United Kingdom	719,332	9,201
Hexagon AB - Class B	Sweden	254,107	6,389
Keyence Corp.	Japan	22,600	6,229
Samsung Electronics Co., Ltd.	South Korea	2,989	4,306
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2,846,000	9,517
Telefonaktiebolaget LM Ericsson - Class B	Sweden	576,439	5,799

Total			41,441

Materials (7.7%)
LyondellBasell Industries NV	Netherlands	110,116	6,287
Potash Corp. of Saskatchewan, Inc.	Canada	126,030	5,139
Rio Tinto PLC	United Kingdom	99,630	5,808
ThyssenKrupp AG	Germany	344,025	8,080

Total			25,314

Total Foreign Common Stocks
(Cost: $280,044)			316,248

The Accompanying Notes are an Integral Part of the Financial Statements.

68	International Growth Portfolio

International Growth Portfolio

Short-Term Investments (4.0%)	Country	Shares/ $ Par	Value $ (000’s)

Commercial Banks Non-US (4.0%)
BNP Paribas Finance, Inc., 0.01%, 1/2/13	United States	13,100,000	13,100

Total			13,100

Total Short-Term Investments
(Cost: $13,100)			13,100

Total Investments (99.9%)
(Cost: $293,144)(a)			329,348

Other Assets, Less
Liabilities (0.1%)			370

Net Assets (100.0%)			329,718

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $295,503 and the net unrealized appreciation of investments based on that cost was $33,845 which is comprised of $48,465 aggregate gross unrealized appreciation and $14,620 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United Kingdom	20.6%
Japan	13.7%
Switzerland	7.2%
Canada	6.2%
Netherlands	5.6%
Other	46.6%
Total	99.9%

(l)	As of December 31, 2012 portfolio securities with an aggregate value of $275,838 (in thousands) were fair valued under procedures adopted by the Board of Directors.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks
Consumer Discretionary	$2,528	$37,938	$-
Energy	9,706	18,865	-
Financials	9,483	51,332	-
Industrials	7,267	47,091	-
Materials	11,426	13,888	-
All Others	-	106,724	-
Short-Term Investments	-	13,100	-
Total	$40,410	$288,938	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio	69

Research International Core Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign equity securities, including	$261 million
emerging markets.

Portfolio Overview

Mason Street Advisors, the investment adviser for the Research International Core Portfolio (the “Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in foreign equity securities, including emerging market equity securities. A team of research analysts selects investments for the Portfolio. MFS allocates the Portfolio’s assets to analysts by broad market sectors, which generally approximate the sector weightings in the MSCI EAFE® Index. When investing in foreign markets, the Portfolio is not constrained to any particular investment style. The Portfolio may invest in stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), and in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio also may invest in companies of any size.

Market Overview

In the aftermath of additional liquidity measures by the Federal Reserve Bank (Fed) and a commensurate improvement in macroeconomic conditions, the beginning of 2012 was characterized by a risk-on sentiment. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the year, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the Europe’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by the Fed (QE3) and the European Central Bank (rate cut and a new bond purchase facility) in the second half of the year, which soon instilled additional confidence in risk markets.

Portfolio Results

For the twelve months ended December 31, 2012, the Portfolio provided a total return of 16.76%. By comparison, its primary and secondary benchmarks, the MSCI® All Country World (ex-US) Index and MSCI EAFE® Index, returned 17.39% and 17.90%, respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio underperformed the average return of its peer group, International Core Funds, which was 17.56%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. The performance attribution commentary is presented against the MSCI EAFE® Index (the “Index”).

Stock selection in the Financial Services sector detracted from the Portfolio’s performance relative to the Index. Holdings of poor-performing Brazilian diversified bank Itau Unibanco Holding hindered relative performance.

Security selection in both the Capital Goods and Telecom/Catv sectors held back relative performance. Within the Capital Goods sector, holdings of Australian mining company Iluka Resources, parcel delivery services company Yamato Holdings, and mining equipment manufacturer Joy Global hurt relative results. In the Telecom/Catv sector, holdings of poor-performing telecommunications company China Unicom Hong Kong weighed on results.

Elsewhere in the Portfolio, shares of pharmaceutical company Santen Pharmaceutical, oil and gas exploration company INPEX, television broadcasting company Nippon Television, digital camera and office equipment company Canon, and medical diagnostics company Diagnosticos Da America negatively impacted relative performance, as all five stocks underperformed the broad Index during the year.

The Portfolio’s currency exposure was a detractor from relative performance. Because the Portfolio’s investment decisions were driven by the fundamentals of each individual opportunity, the Portfolio had different currency exposure than the Index during the year.

Stock selection in the Healthcare and Technology sectors supported relative performance. In the Health Care sector, holdings of German healthcare products maker Bayer and healthcare service provider Rhone-Klinikum contributed to relative performance. There were no individual securities within the Technology sector that were among the Portfolio’s top relative contributors. The Portfolio outperformed the Index within the Technology sector due to smaller contributions from the Portfolio’s diversified Technology holdings.

Elsewhere in the Portfolio, holdings of Dutch brewer Heineken, financial services firm Barclays, paint and specialty chemical manufacturer Akzo Nobel, diversified bank Erste Group Bank, reinsurance company Swiss Reinsurance, and casino operator Sands China, aided relative performance. Not holding shares of Spanish telecommunications company Telefónica, also benefited relative performance.

70	Research International Core Portfolio

Research International Core Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinion of MFS, the Portfolio’s sub-adviser.

The Research International Core Portfolio is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Because of this approach, the Portfolio’s sector weightings vary only modestly from those of the Index. Instead, we attempt to outperform the Index by holding what we believe to be the most attractive opportunities among growth and value companies within each sector of the Index without regard to market capitalization.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	Since Inception*
Research International Core Portfolio	16.76%	-2.69%	-1.45%
MSCI® All Country World (ex-US) Index (Gross)	17.39%	-2.44%	-0.85%
MSCI EAFE® Index (Gross)	17.90%	-3.21%	-2.39%
Lipper® Variable Insurance Products (VIP) International Core Funds Average	17.56%	-3.50%	-
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

The Portfolio may invest in derivative instruments to increase or decrease exposure to a particular market, segment of the market or security. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Research International Core Portfolio	71

Research International Core Portfolio

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
Royal Dutch Shell PLC - Class A	3.1%
Roche Holding AG	2.8%
Nestle SA	2.8%
Rio Tinto PLC	2.6%
Novartis AG	2.2%
BP PLC	2.1%
Heineken NV	2.0%
Westpac Banking Corp.	2.0%
Bayer AG	2.0%
Barclays PLC	1.9%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

72	Research International Core Portfolio

Research International Core Portfolio

Schedule of Investments

December 31, 2012

	Foreign Common Stocks (98.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (10.7%)
	Arcos Dorados Holdings, Inc.	Virgin Islands (British)	147,670	1,766
	Compass Group PLC	United Kingdom	109,270	1,293
	DENSO Corp.	Japan	96,400	3,350
	GKN PLC	United Kingdom	412,498	1,539
	Hennes & Mauritz AB - B Shares	Sweden	52,330	1,819
	Honda Motor Co., Ltd.	Japan	119,600	4,402
	Li & Fung, Ltd.	Hong Kong	1,328,000	2,393
	LVMH Moet Hennessy Louis Vuitton SA	France	14,209	2,647
	Nippon Television Holdings	Japan	116,000	1,541
	Publicis Groupe SA	France	40,048	2,398
	Sands China, Ltd.	Macau	652,800	2,929
	Whitbread PLC	United Kingdom	46,735	1,864

	Total			27,941

	Consumer Staples (10.7%)
	Danone SA	France	71,711	4,736
	Heineken NV	Netherlands	78,579	5,240
	Japan Tobacco, Inc.	Japan	141,200	3,975
	Lawson, Inc.	Japan	23,000	1,561
	M Dias Branco SA	Brazil	37,900	1,445
	Nestle SA	Switzerland	110,553	7,201
	Reckitt Benckiser Group PLC	United Kingdom	49,907	3,127
	Wumart Stores, Inc.	China	255,000	551

	Total			27,836

	Energy (8.1%)
	BG Group PLC	United Kingdom	118,409	1,986
	BP PLC	United Kingdom	777,995	5,392
	Cairn Energy PLC	United Kingdom	111,520	489
	Cenovus Energy, Inc.	Canada	31,810	1,067
	CNOOC, Ltd.	Hong Kong	464,000	1,019
	INPEX Corp.	Japan	377	2,009
	Reliance Industries, Ltd.	India	86,332	1,332
	Royal Dutch Shell PLC - Class A	Netherlands	226,087	7,991

	Total			21,285

	Financials (24.4%)
	Aeon Credit Service Co., Ltd.	Japan	67,600	1,363
	AIA Group, Ltd.	Hong Kong	644,000	2,567
	Banco Santander SA	Spain	212,300	1,711
	Barclays PLC	United Kingdom	1,151,321	4,973
	BNP Paribas SA	France	64,485	3,633
	BOC Hong Kong Holdings, Ltd.	Hong Kong	307,500	963
	DBS Group Holdings, Ltd.	Singapore	184,000	2,253
	Delta Lloyd NV	Netherlands	54,760	911
*	Erste Group Bank AG	Austria	112,398	3,593
*	Grupo Financiero Santander Mexico SAB de CV, ADR - Class B	Mexico	65,270	1,056
	GSW Immobilien AG	Germany	26,169	1,106
	Hang Lung Properties, Ltd.	Hong Kong	546,000	2,189

	Foreign Common Stocks (98.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	HDFC Bank, Ltd., ADR	India	28,500	1,161
	Hiscox, Ltd.	Bermuda	156,447	1,139
	HSBC Holdings PLC	United Kingdom	236,785	2,505
	ICICI Bank, Ltd.	India	45,436	956
*	ING Groep NV	Netherlands	353,988	3,384
	Itau Unibanco Holding SA, ADR	Brazil	49,910	822
	KBC Groep NV	Belgium	51,437	1,790
	Mitsubishi UFJ Financial Group, Inc.	Japan	340,200	1,828
	PT Bank Mandiri Tbk	Indonesia	1,000,500	846
	PT Bank Rakyat Indonesia Tbk	Indonesia	1,195,500	871
	Siam Commercial Bank PCL	Thailand	187,300	1,108
	Sony Financial Holdings, Inc.	Japan	68,500	1,231
	Standard Chartered PLC	United Kingdom	165,652	4,200
	Sumitomo Mitsui Financial Group, Inc.	Japan	119,800	4,346
	Swiss Re AG	Switzerland	48,877	3,565
	UBS AG	Switzerland	149,332	2,347
	Westpac Banking Corp.	Australia	190,920	5,225

	Total			63,642

	Health Care (9.8%)
	Bayer AG	Germany	54,002	5,126
	Diagnosticos da America SA	Brazil	163,000	1,049
	Miraca Holdings, Inc.	Japan	37,000	1,488
	Novartis AG	Switzerland	91,190	5,770
	Roche Holding AG	Switzerland	36,421	7,416
	Santen Pharmaceutical Co., Ltd.	Japan	87,400	3,342
	Sonova Holding AG	Switzerland	12,769	1,414

	Total			25,605

	Industrials (12.8%)
	East Japan Railway Co.	Japan	23,300	1,504
	Glory, Ltd.	Japan	83,200	1,925
	Hutchison Whampoa, Ltd.	Hong Kong	214,000	2,270
	JGC Corp.	Japan	109,000	3,391
	Joy Global, Inc.	United States	41,830	2,668
	Keppel Corp., Ltd.	Singapore	172,400	1,567
	Kuehne + Nagel International AG	Switzerland	17,450	2,122
	Legrand SA	France	21,024	887
	Mitsubishi Corp.	Japan	88,800	1,705
	Schindler Holding AG	Switzerland	22,461	3,243
	Schneider Electric SA	France	55,036	4,103
	Siemens AG	Germany	42,126	4,577
	Sinotruk Hong Kong, Ltd.	China	777,000	598
	Yamato Holdings Co., Ltd.	Japan	182,700	2,774

	Total			33,334

	Information Technology (6.0%)
	Amadeus IT Holding SA - Class A	Spain	62,204	1,560
	ASML Holding NV	Netherlands	9,349	605
	Canon, Inc.	Japan	70,500	2,762

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio	73

Research International Core Portfolio

	Foreign Common Stocks (98.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Cognizant Technology Solutions Corp. - Class A	United States	18,390	1,362
	Dassault Systemes SA	France	14,925	1,670
	Nomura Research Institute, Ltd.	Japan	64,600	1,335
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	600,189	2,007
	Telefonaktiebolaget LM Ericsson - Class B	Sweden	289,651	2,914
	Yahoo! Japan Corp.	Japan	4,235	1,369

	Total			15,584

	Materials (8.3%)
	Akzo Nobel NV	Netherlands	67,382	4,445
	Chugoku Marine Paints, Ltd.	Japan	90,000	537
	Iluka Resources, Ltd.	Australia	275,966	2,677
	Linde AG	Germany	25,144	4,383
	Newcrest Mining, Ltd.	Australia	43,935	1,027
	Nippon Paint Co., Ltd.	Japan	98,000	841
	Rio Tinto PLC	United Kingdom	114,570	6,679
	Symrise AG	Germany	30,884	1,105

	Total			21,694

	Telecommunication Services (5.0%)
	Bezeq Israeli Telecommunication Corp., Ltd.	Israel	663,810	767
	BT Group PLC	United Kingdom	268,810	1,014
	China Unicom Hong Kong, Ltd.	Hong Kong	934,000	1,512
	KDDI Corp.	Japan	56,800	4,007
	Telecom Italia S.p.A.	Italy	531,725	480
*	Telecom Italia S.p.A. - Rights	Italy	1,494,238	1,182
	Tim Participacoes SA, ADR	Brazil	38,621	766
	Vodafone Group PLC	United Kingdom	1,379,858	3,471

	Total			13,199

	Utilities (3.1%)
	CEZ AS	Czech Republic	30,753	1,106
	China Resources Gas Group, Ltd.	Hong Kong	128,000	265
	Cia de Saneamento Basico do Estado de Sao Paulo	Brazil	10,300	437
	EDP - Energias do Brasil SA	Brazil	284,100	1,732
	GDF Suez	France	75,196	1,549
	Suez Environnement Co.	France	87,550	1,055
	Tokyo Gas Co., Ltd.	Japan	453,000	2,068

	Total			8,212

	Total Foreign Common Stocks
	(Cost: $229,061)			258,332

	Total Investments (98.9%)
	(Cost: $229,061)(a)			258,332

	Other Assets, Less
	Liabilities (1.1%)			2,936

	Net Assets (100.0%)			261,268

The Accompanying Notes are an Integral Part of the Financial Statements.

74	Research International Core Portfolio

Research International Core Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $234,361 and the net unrealized appreciation of investments based on that cost was $23,971 which is comprised of $32,946 aggregate gross unrealized appreciation and $8,975 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
Japan	20.9%
United Kingdom	14.7%
Switzerland	12.7%
France	8.7%
Netherlands	8.6%
Germany	6.2%
Hong Kong	5.0%
Other	22.1%
Total	98.9%

(l)	As of December 31, 2012 portfolio securities with an aggregate value of $243,001 (in thousands) were fair valued under procedures adopted by the Board of Directors.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks
Consumer Discretionary	$1,766	$26,175	$-
Consumer Staples	1,445	26,391	-
Energy	1,067	20,218	-
Financials	3,039	60,603	-
Health Care	1,049	24,556	-
Industrials	2,668	30,666	-
Information Technology	1,362	14,222	-
Materials	-	21,694	-
Telecommunication Services	766	12,433	-
Utilities	2,169	6,043	-
Total	$15,331	$243,001	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio	75

International Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Any income realized will be identical.	Invests primarily in equity securities of issuers outside of the U.S. with favorable long-term potential relative to current market values.	$1.5 billion

Portfolio Overview

Mason Street Advisors, the investment adviser for the International Equity Portfolio (“the Portfolio”), has engaged Templeton Investment Counsel, LLC (“Templeton”) to act as sub-adviser for the Portfolio. The Portfolio may purchase securities in any foreign country, developed or undeveloped. The Portfolio’s strategy reflects a bottom up, value oriented and long-term investment philosophy. In choosing equity investments, the Portfolio will focus on the market price of a company’s securities in relation to its long-term earnings, asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, also will be considered.

Market Overview

International stocks finished the year with solid gains amid considerable volatility. For most of 2012, the headlines from the European debt crisis caused concern about the durability of the financial system, while the economic slowdowns in the U.S. and China created worries about the pace of global growth. The outlook improved in the last several months of 2012, bringing relief for investors. The European Central Bank took extraordinary measures to back the Euro, and U.S. consumers increased spending, driving Chinese exports higher. In that environment, the MSCI® All Country World (ex-US) Index (the “Index”) rose 17.39%, while the MSCI® Emerging Market Index advanced 18.63%.

Portfolio Results

For the twelve months ended December 31, 2012, the Portfolio returned 21.52%, while the Index returned 17.39%. (The index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the average return for the Portfolio’s peer group, International Value Funds, which was 17.30%, according to Lipper® Analytical Services, Inc., an independent mutual fund rating agency.

Stock selection in the Financials sector was among the biggest contributors to performance relative to the Index. In particular, European financials were trading at relatively extreme discounts relative to their historical book value, reflecting concerns over the sovereign debt crisis. The Portfolio’s value-oriented investment process identified several financial institutions that had long-term appreciation potential given their low valuations and relative importance to the global financial system. These positions had a positive impact on performance during 2012, as the European Central Bank implemented broad measures to avoid sovereign defaults in the weaker European economies. In particular, the Portfolio’s holdings in Lloyds Banking Gp, DBS Group Hldgs, Swiss Re AG and BNP Paribas were responsible for the majority of the Portfolio’s relative performance in the Financials sector.

In the Materials sector, stock selection added to the Portfolio’s outperformance relative to the Index. The biggest contributor in the sector was Lyondellbasell. The stock rose sharply, as cost reductions related to low natural gas prices in the U.S. gave the company an advantage over its global competitors. The Portfolio also held Australian steel maker Bluescope Steel, which sells most of its products in China. The stock had a solid balance sheet with manageable debt, meaning the company had increased potential to weather the economic slowdown in China. The stock increased in 2012, as the Chinese economy began to recover. In addition, the Portfolio entirely avoided mining stocks that were in the Index, which helped relative performance, as stock prices generally fell in the mining industry.

Overall, the Portfolio’s holdings in the Healthcare and Information Technology sectors also outperformed the Index. The top three relative contributors were Bayer AG, Sanofi, and Merck KgaA. In the Technology sector, Samsung Electronics was the biggest contributor, as the stock outperformed on solid demand for its television and cellular phones. Taiwan Semiconductor also rallied, as the company delivered strong earnings in each of its business subdivisions.

On the other end of the spectrum, stock selection in the Consumer Staples and Industrials sectors detracted from relative performance. Specifically, some stock specific challenges weighed on relative performance in those sectors, as U.K. grocer Tesco, China’s largest specialty steel manufacturer Citic Pacific and diversified manufacturer Shanghai Electric declined sharply.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Templeton, the Portfolio’s sub-adviser.

The portfolio managers believe the best way to generate performance over time versus the Index is through superior individual security selection using a value-oriented approach. From a country perspective, we believe several of our holdings in Japan, including the automakers, have the potential to benefit if Japan begins to pursue economic policies that could boost the company’s exports. Similarly, we are seeing valuation opportunities in Brazil, China, and India. Many companies in these countries have attractively priced free cash flow, as investors fully discounted the economic slowdown in emerging markets.

76	International Equity Portfolio

International Equity Portfolio

Our investment thesis for healthcare will be based on European drug companies with emerging markets exposure that are exiting slower growth businesses and pursuing the development of new treatments for disease. We are also finding value in highly profitable technology stocks with exposure to business capital spending, as the pace of spending has not kept up with depreciating assets.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
International Equity Portfolio	21.52%	-2.52%	9.78%
MSCI® All Country World (ex-US) Index (Gross)	17.39%	-2.44%	10.22%
MSCI EAFE® Index (Gross)	17.90%	-3.21%	8.70%
Lipper® Variable Insurance Products (VIP) International Value Funds Average	17.30%	-4.41%	7.43%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/02. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
Roche Holding AG	2.7%
Bayer AG	2.5%
Samsung Electronics Co., Ltd.	2.4%
Telenor ASA	2.3%
HSBC Holdings PLC	2.1%
Merck KGaA	2.1%
Royal Dutch Shell PLC - Class B	2.0%
Kingfisher PLC	2.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.0%
Singapore Telecommunications, Ltd.	1.9%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Equity Portfolio	77

International Equity Portfolio

Schedule of Investments

December 31, 2012

	Foreign Common Stocks (95.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (9.7%)
	Cie Generale des Etablissements Michelin	France	264,268	25,044
*	Hyundai Mobis	South Korea	66,060	18,034
	Kingfisher PLC	United Kingdom	6,466,180	29,876
	Marks & Spencer Group PLC	United Kingdom	3,687,520	22,998
*	Mazda Motor Corp.	Japan	1,955,880	3,988
	Nissan Motor Co., Ltd.	Japan	2,114,490	20,043
	Toyota Motor Corp.	Japan	534,020	24,893

	Total			144,876

	Consumer Staples (2.4%)
	Carrefour SA	France	317,780	8,226
	Tesco PLC	United Kingdom	4,916,610	27,017

	Total			35,243

	Energy (8.8%)
	China Coal Energy Co., Ltd.	China	11,855,740	13,257
	China Shenhua Energy Co., Ltd.	China	2,712,940	12,122
	ENI SpA	Italy	899,565	22,183
	Galp Energia SGPS SA	Portugal	1,126,050	17,487
	Petroleo Brasileiro SA, ADR	Brazil	370,530	7,214
	Repsol SA	Spain	234,660	4,817
*	Respol SA - Rights	Spain	234,660	143
	Royal Dutch Shell PLC - Class B	United Kingdom	849,205	30,065
	Statoil ASA	Norway	491,680	12,335
	Talisman Energy, Inc.	Canada	1,011,970	11,469

	Total			131,092

	Financials (21.1%)
	Aegon NV	Netherlands	931,090	5,931
	AIA Group, Ltd.	Hong Kong	5,984,820	23,854
	Aviva PLC	United Kingdom	2,395,180	14,464
	AXA SA	France	554,855	10,032
	Bangkok Bank Public Co., Ltd.	Thailand	2,559,200	17,532
	BNP Paribas SA	France	219,470	12,366
	Cheung Kong Holdings, Ltd.	Hong Kong	741,850	11,484
	China Life Insurance Co., Ltd.	China	6,621,000	21,882
	Credit Suisse Group AG	Switzerland	951,410	23,859
	DBS Group Holdings, Ltd.	Singapore	2,175,000	26,628
	Housing Development Finance Corp., Ltd.	India	47,610	725
	HSBC Holdings PLC	United Kingdom	2,956,937	31,392
*	ING Groep NV	Netherlands	1,845,152	17,638
*	Lloyds Banking Group PLC	United Kingdom	20,101,110	16,112
	NKSJ Holdings, Inc.	Japan	397,200	8,448
	Nordea Bank AB	Sweden	2,758,570	26,425
	Standard Chartered PLC	United Kingdom	867,390	21,994
	Swiss Reinsurance Co., Ltd.	Switzerland	302,612	22,074

	Total			312,840

	Foreign Common Stocks (95.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Health Care (13.8%)
*	Algeta ASA	Norway	270,370	7,591
*	Basilea Pharmaceutica AG	Switzerland	87,430	4,276
	Bayer AG	Germany	384,080	36,459
*	Elan Corp. PLC, ADR	Ireland	1,915,120	19,553
	Getinge AB - Class B	Sweden	591,650	20,047
	GlaxoSmithKline PLC	United Kingdom	633,240	13,753
	Ipsen SA	France	282,440	8,551
	Merck KGaA	Germany	233,520	30,799
*	Prothena Corp. PLC	Ireland	46,710	342
	Roche Holding AG	Switzerland	195,570	39,821
	Sanofi	France	246,075	23,328

	Total			204,520

	Industrials (11.8%)
	ABB, Ltd.	Switzerland	180,460	3,745
	Deutsche Lufthansa AG	Germany	898,420	16,881
	G4S PLC	United Kingdom	4,897,450	20,456
	Hutchison Whampoa, Ltd.	Hong Kong	1,389,983	14,746
*	International Consolidated Airlines Group SA	United Kingdom	5,205,520	16,052
	ITOCHU Corp.	Japan	2,092,640	22,060
*	Qantas Airways, Ltd.	Australia	8,270,480	13,018
	Randstad Holding NV	Netherlands	293,300	10,823
	Shanghai Electric Group Co., Ltd.	China	31,604,000	13,741
	Siemens AG	Germany	170,620	18,538
	Siemens AG, ADR	Germany	228,990	25,068

	Total			175,128

	Information Technology (10.3%)
*	Flextronics International, Ltd.	Singapore	1,704,200	10,583
	Infineon Technologies AG	Germany	1,580,200	12,818
	Samsung Electronics Co., Ltd.	South Korea	24,520	35,322
	Siliconware Precision Industries Co.	Taiwan	13,391,000	14,319
	Software AG	Germany	519,740	22,069
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	8,880,235	29,695
*	Trend Micro, Inc.	Japan	932,980	28,119

	Total			152,925

	Materials (8.2%)
	Akzo Nobel NV	Netherlands	336,140	22,172
*	BlueScope Steel, Ltd.	Australia	4,285,762	15,739
	CRH PLC	Ireland	558,050	11,669
	HeidelbergCement AG	Germany	303,280	18,366
	LyondellBasell Industries NV	Netherlands	399,680	22,818
	POSCO	South Korea	37,010	12,180
	Rexam PLC	United Kingdom	2,717,150	19,100

	Total			122,044

	Telecommunication Services (9.5%)
	China Mobile, Ltd.	Hong Kong	2,046,500	23,974

The Accompanying Notes are an Integral Part of the Financial Statements.

78	International Equity Portfolio

International Equity Portfolio

	Foreign Common Stocks (95.9%)	Country	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services continued
	China Telecom Corp., Ltd.	China	45,846,000	25,688
	Singapore Telecommunications, Ltd.	Singapore	10,531,850	28,645
	Telenor ASA	Norway	1,699,790	34,526
*	Turkcell Iletisim Hizmetleri AS	Turkey	1,369,410	8,870
	Vodafone Group PLC	United Kingdom	7,868,633	19,795

	Total			141,498

	Utilities (0.3%)
	Centrais Eletricas Brasileiras SA	Brazil	1,543,190	4,769

	Total			4,769

	Total Foreign Common Stocks
	(Cost: $1,234,794)			1,424,935

	Total Investments (95.9%)
	(Cost: $1,234,794)(a)			1,424,935

	Other Assets, Less
	Liabilities (4.1%)			60,761

	Net Assets (100.0%)			1,485,696

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $1,234,794 and the net unrealized appreciation of investments based on that cost was $190,141 which is comprised of $276,228 aggregate gross unrealized appreciation and $86,087 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United Kingdom	19.1%
Germany	12.2%
Japan	7.2%
Switzerland	6.3%
France	5.9%
China	5.8%
Netherlands	5.3%
Hong Kong	5.0%
Other	29.1%
Total	95.9%

(l)	As of December 31, 2012 portfolio securities with an aggregate value of $1,323,119 (in thousands) were fair valued under procedures adopted by the Board of Directors.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio	79

International Equity Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks
Consumer Discretionary	$-	$144,876	$-
Consumer Staples	-	35,243	-
Financials	-	312,840	-
Energy	18,683	112,409	-
Health Care	19,895	184,625	-
Industrials	25,068	150,060	-
Information Technology	10,583	142,342	-
Telecommunication Services	-	141,498	-
Materials	22,818	99,226	-
Utilities	4,769	-	-
Total	$101,816	$1,323,119	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

80	International Equity Portfolio

Emerging Markets Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in equity securities of issuers that are tied economically to emerging market countries.	$256 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Emerging Markets Equity Portfolio (“the Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low to middle economy according to the International Bank for Reconstruction and Development (the World Bank), the country’s foreign currency debt rating, its political and economic stability, and the development of its financial and capital markets. When investing in emerging market equities, the Portfolio may invest in companies of any size. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition and market, economic, political and regulatory conditions. The Portfolio may also invest in securities of companies that are not tied economically to emerging markets countries.

Market Overview

In the aftermath of additional liquidity measures by the Federal Reserve Bank (Fed) and a commensurate improvement in macroeconomic conditions, the beginning of 2012 was characterized by a risk-on sentiment. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the year, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over Europe’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by the Fed (QE3) and the ECB (rate cut and a new bond purchase facility) in the second half of the year, which soon instilled additional confidence in risk markets.

Portfolio Results

For the twelve months ended December 31, 2012, the Portfolio returned 18.83%. This compares with a return of 18.63% for the Portfolio’s benchmark, the MSCI® Emerging Markets Index (the “Index”). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return of its peer group, Emerging Markets Funds, was 18.23%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Stock selection and, to a lesser extent, an overweight position in the Retailing sector contributed to performance relative to the Index. Within the sector, South African retailer Mr Price Group, Russian retail chain operator O’Key Group, and Thailand-based convenience store operator CP ALL benefited relative returns as all three stocks turned in strong performance over the period.

Stock selection in the Special Products & Services sector was another primary contributor to relative performance. Brazilian private education provider Kroton Educacional benefited relative performance as the stock outpaced the Index.

Security selection in the technology, transportation, and leisure sectors also positively impacted relative results. Within the transportation sector, airport facilities manager Grupo Aeroportuario del Sureste of Mexico benefited relative performance as the stock advanced. Elsewhere in the Portfolio, Hong Kong listed automaker Geely Automobile Holdings, banking firm ICICI Bank of India, and Mexican exchange Bolsa Mexicana de Valores aided relative results as all three stocks outperformed the Index. An underweight position in the poor-performing Brazilian oil company Petroleo Brasileiro and not holding shares of OGX Petroleo e Gas Participacoes, also of Brazil, aided relative performance.

Stock selection in the Autos & Housing sector detracted from relative performance. South Korean automotive companies Mando and Kia Motors, and housing construction company Urbi Desarrollos Urbanos of Mexico hindered relative results, as all three stocks turned in weak performance over the period.

Security selection in the Energy and Health Care sectors also detracted from relative performance. Within the Energy sector, oil drilling rig manufacturer Lamprell of the United Arab Emirates and oil and gas exploration companies, INPEX of Japan and Bankers Petroleum of Canada, weakened relative results.

Stocks in other sectors that detracted from relative performance included telecommunications service provider China Unicom Hong Kong, mining company Iluka Resources of Australia, and South Korean supermarket operator E-Mart Company.

The Portfolio’s cash position was another negative factor for relative performance. In a period when the Index rose, holding cash hurt performance versus the Index, which has no cash position. The Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the Index’s exposures to holdings of securities denominated in foreign currencies, also weakened relative performance. All of the Portfolio’s investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the Portfolio to have different currency exposures than the Index.

Emerging Markets Equity Portfolio	81

Emerging Markets Equity Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinion of MFS, the Portfolio’s sub-adviser.

Regardless of changing economic and market conditions, we will continue to adhere to our investment process, building a Portfolio of companies that we regard as undergoing fundamental operational improvements and whose shares trade at discounted valuations. As a result, the Portfolio’s sector and industry allocation will reflect where we are finding what we believe to be the best investment opportunities at any given time.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	Since Inception*
Emerging Markets Equity Portfolio	18.83%	-1.83%	2.29%
MSCI® Emerging Markets Index (Gross)	18.63%	-0.61%	4.24%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average	18.23%	-2.10%	-
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/12

Security Description	% of Net Assets
Samsung Electronics Co., Ltd.	4.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.5%
Hon Hai Precision Industry Co., Ltd.	1.9%
China Construction Bank Corp. - Class H	1.8%
Vale SA, ADR	1.7%
Naspers, Ltd. - Class N	1.7%
China Unicom Hong Kong, Ltd.	1.6%
Li & Fung, Ltd.	1.6%
Standard Chartered PLC	1.5%
Bank of China, Ltd. - Class H	1.5%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

82	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

Schedule of Investments

December 31, 2012

	Foreign Common Stocks (98.7%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (16.0%)
	Abril Educacao SA	Brazil	45,410	887
	Ajisen China Holdings, Ltd.	Hong Kong	1,386,000	1,343
	Anhanguera Educacional Participacoes SA	Brazil	54,800	925
	Arcos Dorados Holdings, Inc.	Virgin Islands (British)	63,080	754
	Arezzo Industria e Comercio SA	Brazil	38,250	738
	Astro Malaysia Holdings Bhd	Malaysia	800,100	788
	Companhia Hering	Brazil	31,900	654
*	Dish TV India, Ltd.	India	1,673,926	2,332
	Estacio Participacoes SA	Brazil	54,570	1,111
	Exide Industries, Ltd.	India	330,872	869
	Geely Automobile Holdings, Ltd.	Hong Kong	3,980,000	1,899
	Guangzhou Automobile Group Co., Ltd.	China	1,868,000	1,683
*	Kia Motors Corp.	South Korea	73,330	3,927
*	Kroton Educacional SA	Brazil	37,078	837
	Li & Fung, Ltd.	Hong Kong	2,212,000	3,986
	Lojas Renner SA	Brazil	20,800	810
(n)	M Video OAO	Russia	210,490	1,655
*	Mando Corp.	South Korea	12,005	1,459
	Minor International PCL	Thailand	1,826,610	1,170
	Mitra Adiperkasa Tbk PT	Indonesia	932,000	653
	Mr. Price Group, Ltd.	South Africa	135,325	2,267
	Naspers, Ltd. - Class N	South Africa	67,327	4,338
	PDG Realty SA Empreendimentos e Participacoes	Brazil	362,000	585
	Shangri-La Asia, Ltd.	Hong Kong	724,000	1,459
	Stella International Holdings, Ltd.	Hong Kong	1,184,000	3,210
*	Urbi Desarrollos Urbanos SAB de CV	Mexico	1,149,374	725

	Total			41,064

	Consumer Staples (9.5%)
	Arca Continental SAB de CV	Mexico	116,143	870
	BIM Birlesik Magazalar AS	Turkey	17,567	862
	Brazil Pharma SA	Brazil	148,000	1,040
	Clicks Group, Ltd.	South Africa	301,700	2,369
	Companhia de Bebidas das Americas, ADR	Brazil	61,110	2,566
	CP ALL PCL	Thailand	1,092,200	1,642
	Dabur India, Ltd.	India	1,281,632	3,011
	Dairy Farm International Holdings, Ltd.	Hong Kong	136,800	1,491
*	E-Mart Co., Ltd.	South Korea	11,102	2,487
	Hengan International Group Co., Ltd.	China	97,000	875
	Kimberly-Clark de Mexico SAB de CV - Class A	Mexico	329,584	851
	M Dias Branco SA	Brazil	46,800	1,784
	O’Key Group SA GDR	Luxembourg	240,800	2,817

	Foreign Common Stocks (98.7%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Staples continued
	Raia Drogasil SA	Brazil	67,500	760
	Wumart Stores, Inc.	China	408,000	881

	Total			24,306

	Energy (7.7%)
	China Shenhua Energy Co., Ltd. - Class H	China	491,000	2,194
	CNOOC, Ltd.	Hong Kong	897,000	1,970
	Gazprom OAO, ADR	Russia	408,594	3,865
	INPEX Corp.	Japan	307	1,636
	Lamprell PLC	United Arab Emirates	551,500	842
	NovaTek OAO GDR	Russia	11,050	1,324
	Petroleo Brasileiro SA, ADR	Brazil	126,974	2,472
	Reliance Industries, Ltd.	India	243,259	3,753
	Tenaris SA, ADR	Luxembourg	38,728	1,623

	Total			19,679

	Financials (25.3%)
	Akbank TAS	Turkey	253,570	1,255
	Asian Property Development PCL	Thailand	3,853,000	1,070
	Banco Santander Brasil SA	Brazil	184,400	1,348
	Banco Santander Chile, ADR	Chile	16,892	481
	Bancolombia SA, ADR	Colombia	8,364	557
	Bangkok Bank PCL	Thailand	476,400	3,264
	Bank Negara Indonesia Persero Tbk PT	Indonesia	5,151,831	1,985
	Bank of China, Ltd. - Class H	China	8,650,000	3,939
	Bank Pekao SA	Poland	31,750	1,734
*	BDO Unibank, Inc.	Philippines	91,580	163
	BM&FBOVESPA SA	Brazil	341,800	2,336
	Bolsa Mexicana de Valores SAB de CV	Mexico	404,600	1,026
	Brasil Brokers Participacoes SA	Brazil	393,900	1,308
	Brasil Insurance Participacoes e Administracao SA	Brazil	185,900	1,815
	CETIP SA - Balcao Organizados	Brazil	102,742	1,273
	China Construction Bank Corp. - Class H	China	5,522,020	4,501
	China Pacific Insurance Group Co., Ltd. - Class H	China	849,600	3,187
	Chinatrust Financial Holding Co., Ltd.	Taiwan	2,951,733	1,748
	CIMB Group Holdings Bhd	Malaysia	425,000	1,062
	Credicorp, Ltd.	Bermuda	15,761	2,310
	First Pacific Co., Ltd.	Hong Kong	1,250,000	1,385
	Grupo Financiero Banorte SAB de CV	Mexico	102,900	668
*	Grupo Financiero Santander Mexico SAB de CV, ADR	Mexico	73,580	1,191
	Hana Financial Group, Inc.	South Korea	80,630	2,653
	Hang Lung Properties, Ltd.	Hong Kong	668,000	2,679
	Housing Development Finance Corp., Ltd.	India	117,906	1,794

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio	83

Emerging Markets Equity Portfolio

	Foreign Common Stocks (98.7%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	ICICI Bank, Ltd.	India	176,901	3,720
	Itau Unibanco Holding SA, ADR	Brazil	89,578	1,474
	Komercni Banka AS	Czech Republic	12,605	2,666
	LPS Brasil - Consultoria de Imoveis SA	Brazil	77,800	1,436
	Sberbank of Russia	Russia	862,600	2,644
	Standard Chartered PLC	United Kingdom	154,725	3,947
	Turkiye Garanti Bankasi AS	Turkey	417,868	2,176

	Total			64,795

	Health Care (2.0%)
	Diagnosticos da America SA	Brazil	91,200	587
	Fleury SA	Brazil	94,900	1,068
*	Genomma Lab Internacional SAB de CV - Class B	Mexico	671,700	1,388
	OdontoPrev SA	Brazil	112,600	590
	Top Glove Corp. Bhd	Malaysia	783,400	1,444

	Total			5,077

	Industrials (4.6%)
	Alfa SAB de CV - Class A	Mexico	326,080	697
	Copa Holdings SA	Panama	6,776	674
	Crompton Greaves, Ltd.	India	250,294	531
	Embraer SA, ADR	Brazil	36,030	1,027
	Global Ports Investments PLC GDR	Cyprus	80,460	1,134
	Glory, Ltd.	Japan	73,700	1,705
	Grupo Aeroportuario del Sureste SAB de CV, ADR	Mexico	7,790	888
*	Promotora y Operadora de Infraestructura SAB de CV	Mexico	138,200	925
	Sinotruk Hong Kong, Ltd.	Hong Kong	2,353,500	1,811
	Thermax, Ltd.	India	86,934	981
*	TK Corp.	South Korea	65,237	1,327

	Total			11,700

Information Technology (15.3%)
	Asustek Computer, Inc.	Taiwan	242,000	2,730
*	Cognizant Technology Solutions Corp.	United States	46,690	3,457
	Hon Hai Precision Industry Co., Ltd.	Taiwan	1,546,706	4,764
	Samsung Electronics Co., Ltd.	South Korea	8,247	11,880
*	Seoul Semiconductor Co., Ltd.	South Korea	64,348	1,473
	Siliconware Precision Industries Co.	Taiwan	3,502,000	3,745
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2,687,290	8,986
	Totvs SA	Brazil	30,600	603
	VTech Holdings, Ltd.	Bermuda	155,600	1,749

	Total			39,387

	Materials (9.0%)
	Anhui Conch Cement Co., Ltd. - Class H	China	694,000	2,582
	Chugoku Marine Paints, Ltd.	Japan	216,000	1,288
	Formosa Plastics Corp.	Taiwan	374,000	1,015
	Gerdau SA, ADR	Brazil	194,870	1,752

	Foreign Common Stocks (98.7%)	Country	Shares/ $ Par	Value $ (000’s)

	Materials continued
	Gold Fields, Ltd.	South Africa	156,495	1,948
	Grupo Mexico SAB de CV - Series B	Mexico	328,501	1,192
	Iluka Resources, Ltd.	Australia	321,576	3,120
	Mexichem SAB de CV	Mexico	165,400	924
	Mining and Metallurgical Co. Norilsk Nickel, ADR	Russia	53,183	1,007
	MOIL, Ltd.	India	196,605	948
	Steel Authority of India, Ltd.	India	1,221,536	2,028
	Ternium SA, ADR	Luxembourg	39,090	921
	Vale SA, ADR	Brazil	209,747	4,396

	Total			23,121

	Real Estate Investment Trusts (0.4%)
*	Macquarie Mexico Real Estate Management SA de CV	Mexico	566,300	1,128

	Total			1,128

	Telecommunication Services (7.3%)
	America Movil SAB de CV - Series L, ADR	Mexico	132,450	3,065
	China Mobile, Ltd.	Hong Kong	128,000	1,499
	China Unicom Hong Kong, Ltd.	Hong Kong	2,494,000	4,038
	ENTEL Chile SA	Chile	24,611	509
	Mobile Telesystems OAO, ADR	Russia	174,563	3,255
	MTN Group, Ltd.	South Africa	85,404	1,800
	Tim Participacoes SA, ADR	Brazil	62,949	1,248
*	Turkcell Iletisim Hizmetleri AS	Turkey	239,430	1,551
	XL Axiata Tbk PT	Indonesia	3,017,500	1,792

	Total			18,757

	Utilities (1.6%)
	Aguas Andinas SA - Class A	Chile	2,604,738	1,850
	EDP - Energias do Brasil SA	Brazil	166,300	1,014
	Tractebel Energia SA	Brazil	29,000	472
	Transmissora Alianca de Energia Eletrica SA	Brazil	85,190	907

	Total			4,243

	Total Foreign Common Stocks
	(Cost: $231,934)			253,257

	Total Investments (98.7%)
	(Cost: $231,934)(a)			253,257

	Other Assets, Less
	Liabilities (1.3%)			3,219

	Net Assets (100.0%)			256,476

The Accompanying Notes are an Integral Part of the Financial Statements

84	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

GDR after the name of a security represents—Global Depositary Receipt.

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $233,428 and the net unrealized appreciation of investments based on that cost was $19,829 which is comprised of $37,197 aggregate gross unrealized appreciation and $17,368 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
Brazil	15.5%
Hong Kong	10.4%
South Korea	9.8%
Taiwan	9.0%
India	7.8%
China	7.7%
Mexico	6.1%
Russia	5.4%
South Africa	5.1%
Other	21.9%
Total	98.7%

(l)	As of December 31, 2012 portfolio securities with an aggregate value of $165,568 (in thousands) were fair valued under procedures adopted by the Board of Directors.

(n)	Security valued in good faith by the Board of Directors.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks
Consumer Discretionary	$8,026	$33,038	$-
Consumer Staples	12,179	12,127	-
Energy	9,284	10,395	-
Financials	19,867	44,928	-
Health Care	3,633	1,444	-
Industrials	5,345	6,355	-
Information Technology	4,060	35,327	-
Materials	10,192	12,929	-
Telecommunication Services	8,077	10,680	-
All Others	5,371	-	-
Total	$86,034	$167,223	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio	85

Money Market Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income to the extent consistent with liquidity and stability of capital.	Invest in high quality, short-term, dollar-denominated money market instruments that present minimal credit risks.	$483 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Money Market Portfolio (the “Portfolio”). The Portfolio invests only in high quality, short term, dollar-denominated money market instruments that present minimal credit risks. The Portfolio may invest more than 25% of its total assets in domestic or dollar-denominated foreign bank obligations. As a money market fund, the Portfolio is subject to maturity, quality, liquidity, and diversification requirements. The Portfolio attempts to maximize its return by trading to take advantage of changing money market conditions and trends. The Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions.

Market Overview

The combination of slow economic growth and low inflation continue to hold down money market yields. The Federal Reserve (“the Fed”) extended its short-term interest rate policy during 2012, keeping its rate target in a range between 0% and 0.25% for the entire year. During the year, the Fed also announced an official inflation target of 2.0% along with the other half of its mandate, maximum employment.

Fed policies are important for money market investors, because they determine rates on money market securities. Record low Fed rate policy meant continued historically low yields on Treasury bills and LIBOR (the London interbank offered rate), two prominent money market benchmarks. Against that backdrop, the Merrill Lynch® 3-Month T-Bill Index returned just 0.11% for the full year. By way of comparison, stocks and bonds returned 16.00% and 4.22%, as measured by the S&P 500® Index and Barclays® Aggregate Bond Index, respectively.

Portfolio Results

The Money Market Portfolio returned 0.15% for the twelve months ended December 31, 2012; by comparison, the Portfolio’s benchmark, the Merrill Lynch 3-Month Treasury Bill (T-Bill) Index, returned 0.11%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the (0.03%) average return of the Money Market Funds peer group tracked by Lipper® Analytical Services, an independent mutual fund ranking agency. As of December 31, 2012, the Portfolio’s 7-day yield was 0.02%.

The Portfolio’s absolute return reflects the historically low yields currently available on money market instruments. Relative to the peer group and benchmark, performance benefited from the management fee waiver that was in place during the period. The Portfolio’s investment adviser waived its entire management fee (30 basis points) through the first six months of 2012, and waived half of its fee (15 basis points) for the last six months. In the absence of the fee waiver, the Portfolio’s return would have been lower. The Portfolio’s adviser will continue to monitor this voluntary waiver in light of market and economic developments, and may discontinue the waiver at any time.

With respect to Portfolio positioning, the Portfolio maintained a conservative bias, with high standards for liquidity and credit quality. The Portfolio limited its exposure to European financial institutions; however, the Portfolio did hold a limited amount of what the portfolio manager believed were high quality, attractively valued securities issued by Swiss and British (non-euro currency countries) banks. In addition, the portfolio manager continued to look for opportunities to diversify the Portfolio’s holdings despite a slowdown in commercial paper issuance in 2012.

86	Money Market Portfolio

Money Market Portfolio

Portfolio Manager Outlook

The key determinant of money market rates is Fed interest rate policy. Unfortunately, Fed Chairman Bernanke recently stated that rates would stay near zero until “at least 2015.” As a result, money market investors should expect low yields to persist for some time. The Fed’s inflation target of 2.0% may eventually provide justification for somewhat higher interest rates if inflation picks up in the years ahead. In the meantime, we will work hard to maximize the Portfolio’s yield consistent with maintaining safety and liquidity.

Because the Portfolio may invest a significant portion of its assets in securities of companies in the banking industry, developments affecting that industry will have a disproportionate impact on the Portfolio, including interest rate risk, credit risk, and risks associated with regulatory changes.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE MONEY MARKET PORTFOLIO.

Money Market Portfolio	87

Money Market Portfolio

Schedule of Investments

December 31, 2012

Money Market Investments (99.6%)	Shares/ $ Par	Value $ (000’s)

Autos (10.0%)
American Honda Finance Corp., 0.19%, 2/5/13	5,000,000	4,999
American Honda Finance Corp., 0.331%, 12/5/13 144A	12,500,000	12,500
Fcar Owner Trust I, 0.22%, 2/7/13	4,900,000	4,899
Fcar Owner Trust I, 0.24%, 3/1/13	8,500,000	8,497
Toyota Motor Credit Corp., 0.513%, 2/1/13	10,000,000	10,000
Toyota Motor Credit Corp., 0.55%, 1/24/13	7,500,000	7,497

Total		48,392

Commercial Banks Non-US (6.5%)
Bank of Nova Scotia/Houston, 0.745%, 10/18/13	15,000,000	15,051
Royal Bank of Canada, 0.07%, 1/31/13	10,000,000	10,000
Toronto Dominion Holdings USA, Inc., 0.18%, 1/29/13	6,500,000	6,499

Total		31,550

Commercial Banks US (10.8%)
Bank of America NA, 0.20%, 1/14/13	5,500,000	5,500
Bank of America NA, 0.25%, 1/3/13	7,000,000	7,000
Bank of America NA, 0.25%, 1/15/13	5,000,000	5,000
BP Capital Markets PLC, 0.512%, 2/8/13	10,000,000	10,000
BP Capital Markets PLC, 0.512%, 5/7/13	7,000,000	7,000
Wachovia Corp., 2.083%, 5/1/13	15,645,000	15,735
Wells Fargo Co., 0.14%, 2/19/13	2,000,000	2,000

Total		52,235

Federal Government & Agencies (9.9%)
Federal Home Loan Bank, 0.025%, 1/18/13	3,200,000	3,200
Federal Home Loan Bank, 0.08%, 3/20/13	14,000,000	13,998
Federal Home Loan Bank, 0.125%, 2/20/13	5,000,000	4,999
Federal Home Loan Mortgage Corp., 0.08%, 4/1/13	4,200,000	4,199
Federal Home Loan Mortgage Corp., 0.09%, 3/25/13	13,300,000	13,297

Money Market Investments (99.6%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies continued
Federal Home Loan Mortgage Corp., 0.12%, 1/28/13	3,000,000	3,000
Federal National Mortgage Association, 0.13%, 2/6/13	5,000,000	4,999

Total		47,692

Finance Services (11.1%)
Alpine Securitization Corp., 0.18%, 1/30/13	7,500,000	7,499
Alpine Securitization Corp., 0.20%, 1/23/13	10,000,000	9,999
Govco LLC, 0.27%, 1/31/13	10,500,000	10,497
Govco LLC, 0.28%, 2/1/13	5,000,000	4,999
Govco LLC, 0.28%, 2/11/13	3,000,000	2,999
Jupiter Securitization Co. LLC, 0.21%, 2/27/13	10,000,000	9,997
Jupiter Securitization Co. LLC, 0.25%, 3/27/13	7,500,000	7,495

Total		53,485

Government (17.4%)
US Treasury, 0.375%, 6/30/13	15,000,000	15,019
US Treasury, 0.625%, 4/30/13	14,000,000	14,023
US Treasury, 1.375%, 2/15/13	10,000,000	10,015
US Treasury, 1.375%, 3/15/13	10,000,000	10,025
US Treasury, 2.75%, 2/28/13	10,000,000	10,041
US Treasury, 2.875%, 1/31/13	15,000,000	15,034
US Treasury, 3.125%, 4/30/13	5,000,000	5,048
US Treasury, 3.375%, 7/31/13	5,000,000	5,093

Total		84,298

Health Care/Pharmaceuticals (1.7%)
Roche Holdings, Inc., 0.12%, 1/7/13	8,100,000	8,100

Total		8,100

Information Technology (3.6%)
Google, Inc., 0.09%, 1/16/13	5,000,000	5,000
Google, Inc., 0.13%, 3/7/13	6,000,000	5,998
Google, Inc., 0.14%, 1/4/13	6,500,000	6,500

Total		17,498

Money Market Investments (99.6%)	Shares/ $ Par	Value $ (000’s)

Machinery (7.2%)
Caterpillar Financial Services Corp., 0.17%, 1/22/13	7,500,000	7,499
Caterpillar Financial Services Corp., 0.17%, 3/4/13	5,000,000	4,999
Caterpillar Financial Services Corp., 0.18%, 3/4/13	4,800,000	4,798
John Deere Canada ULC, 0.16%, 1/24/13	12,500,000	12,499
John Deere Canada ULC, 0.16%, 2/6/13	5,000,000	4,999

Total		34,794

Miscellaneous Business Credit Institutions (3.8%)
General Electric Capital Corp., 0.14%, 3/28/13	8,500,000	8,497
General Electric Capital Corp., 0.37%, 1/2/13	10,000,000	10,000

Total		18,497

Personal Credit Institutions (11.1%)
Chariot Funding LLC, 0.19%, 1/18/13	2,500,000	2,500
Chariot Funding LLC, 0.21%, 3/18/13	7,000,000	6,997
Chariot Funding LLC, 0.21%, 3/19/13	8,000,000	7,996
Old Line Funding LLC, 0.05%, 1/3/13	9,800,000	9,800
Old Line Funding LLC, 0.15%, 1/16/13	3,690,000	3,690
Old Line Funding LLC, 0.18%, 1/17/13	5,000,000	5,000
Straight-A Funding LLC, 0.18%, 1/17/13	5,000,000	5,000
Straight-A Funding LLC, 0.18%, 1/25/13	12,500,000	12,498

Total		53,481

Short Term Business Credit (6.5%)
Atlantic Asset Securitization LLC, 0.14%, 1/2/13	14,000,000	14,000
Sheffield Receivables Corp., 0.17%, 1/9/13	5,500,000	5,500
Sheffield Receivables Corp., 0.19%, 2/4/13	5,800,000	5,799

The Accompanying Notes are an Integral Part of the Financial Statements.

88	Money Market Portfolio

Money Market Portfolio

Money Market Investments (99.6%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit continued
Sheffield Receivables Corp., 0.21%, 1/8/13	6,200,000	6,200

Total		31,499

Total Money Market Investments
(Cost: $481,521)		481,521

Total Investments (99.6%)
(Cost: $481,521)(a)		481,521

Other Assets, Less
Liabilities (0.4%)		1,916

Net Assets (100.0%)		483,437

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012 the value of these securities (in thousands) was $12,500 representing 2.6% of the net assets.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government	$-	$84,298	$-
Corporate Bonds	-	53,286	-
Commercial Paper	-	343,937	-
Total	$-	$481,521	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Money Market Portfolio	89

Short-Term Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest primarily in a diversified portfolio of investment grade debt securities.	$145 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Short-Term Bond Portfolio (the “Portfolio”). Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities. The Portfolio may invest up to 20% of net assets in non-investment grade securities and up to 30% of net assets in foreign securities. Debt securities may be of any duration, but under normal market conditions, the Portfolio attempts to maintain an effective duration (the percentage price change of the Portfolio, stated in years, for a given change in interest rates, and adjusted for prepayments and yield curve shifts for mortgage based securities) of between zero and three years, and a dollar weighted average maturity of not more than three years. Both a top down and bottom up investment approach is used to construct the portfolio of investments. The top down investment approach involves an evaluation of the overall economic environment and its potential impact on the level and direction of interest rates. The bottom up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals and free cash flows.

Market Overview

Bonds delivered solid returns in 2012, as slow economic growth, low inflation and an uncertain outlook increased investors’ appetite for the relative stability of fixed income. 2012 was an unusual year for the bond market. The debt crisis in Europe dimmed the economic outlook, while the Federal Reserve continued to purchase Treasury bonds to stimulate the economy. As a result, Treasury yields declined along with yields on higher-risk investments. Lower yields meant bond prices rose for both bond segments. Typically, investors express a clear preference for either riskier, higher-yielding investments or lower-risk Treasurys.

During 2012, all sectors of the bond market experienced positive total returns. Bond purchases by the Federal Reserve drove Treasury yields lower, contributing to solid performance for debt backed by the U.S. government. Meanwhile, high yield corporate bonds led the rally, followed by investment grade corporate bonds. Record amounts of corporate bond issuance reflected improvements in balance sheets and strong demand for additional lending to Corporate America. Mortgage-backed securities (MBS) lagged the broader fixed income market, largely affected by interest rate volatility. (MBS typically performs better when interest rates are stable, because rate volatility affects the likelihood of refinancing the underlying mortgages.) For the year, the broad Barclays Capital® U.S. Aggregate Bond Index returned 4.22%.

Portfolio Results

The Portfolio returned 2.07% for the twelve months ended December 31, 2012; by comparison, the Portfolio’s benchmark, the Barclays Capital® Aggregate 1-3 Year Index (the “Index”), returned 1.33%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio trailed the 3.03% average return of its Short-Intermediate Investment Grade Debt Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflects the low interest rate environment and performance of short-term investment grade bonds generally. Relative to the Index, the Portfolio outperformed as a result of both strong security selection and sector allocation decisions. Security selection in the investment grade corporate sector provided the biggest benefit to relative performance during the year. Strong security selection among asset-backed securities and mortgage-backed securities also contributed to relative results.

Based on the belief that credit conditions would improve, the management team also allocated more of the Portfolio to investment grade corporate bonds and less to Treasurys in 2012. This decision was another generator of outperformance relative to the Index, as corporate bonds overall were the best performers during 2012, significantly outpacing Treasurys.

For a portion of the year, the portfolio managers kept the Portfolio’s duration (price sensitivity to rate changes) shorter than that of the Index. This positioning hindered relative performance in 2012, as the yield curve made a significant shift lower. As a tool in managing the Portfolio’s duration and yield curve exposure during the year, Treasury futures contracts were used.

90	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Portfolio Manager Outlook

We expect a relatively stable investing environment in 2013 marked by slow growth, low inflation and modest volatility. We do not expect any major policy shifts by the Federal Reserve or the U.S. Treasury, although events in Europe could cause intermittent volatility in the bond market.

The Portfolio will begin the year with sector allocations relatively close to those of the Index, based on the view that many of the sectors appear to be reasonably valued, offering limited upside for performance relative to the Index. Similarly, Treasury yields are near historic lows, leaving little room for appreciation, so we seek to minimize the Portfolio’s interest rate sensitivity. In that environment, we believe that security selection can provide opportunity for performance relative to the Index. We will continue to focus our efforts on picking attractively valued bonds, while monitoring changes in relative value at the sector level.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	Since Inception*
Short-Term Bond Portfolio	2.07%	3.21%	3.38%
Barclays® U.S. Aggregate 1-3 Years Index	1.33%	3.05%	3.53%
Lipper® Variable Insurance Products (VIP) Short-Intermediate Investment Grade Debt Funds Average	3.03%	2.90%	-

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and impose certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

Short-Term Bond Portfolio	91

Short-Term Bond Portfolio

Top 10 Fixed Income Holdings 12/31/12

Security Description	% of Net Assets
US Treasury, Various	45.7%
Federal Home Loan Mortgage Corp., Various	5.5%
Federal Home Loan Mortgage Corp.4, Series 4100, Class AD, 1.75%, 8/15/27	3.8%
Federal Home Loan Mortgage Corp.5, Series 4092, Class CL, 1.25%, 6/15/27	3.6%
Federal National Mortgage Association, Various	2.4%
Residential Asset Securities Corp., Series 2006-KS4, Class A3, 0.36%, 6/25/36	2.0%
Ford Credit Auto Owner Trust1, Series 2009-E, Class D, 5.53%, 5/15/16	1.5%
Federal National Mortgage Association1, Series 2011-113, Class AG, 2.5%, 11/25/26	1.4%
Federal Home Loan Mortgage Corp.2, Series 3718, Class BC, 2.00%, 2/15/25	1.2%
Federal National Mortgage Association3, Series 2010-95, Class BK, 1.50%, 2/25/20	1.1%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

92	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Schedule of Investments

December 31, 2012

Corporate Bonds (20.5%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.6%)
Boeing Capital Corp., 5.80%, 1/15/13	80,000	80
L-3 Communications Corp., 3.95%, 11/15/16	300,000	325
Northrop Grumman Corp., 1.85%, 11/15/15	380,000	390

Total		795

Auto Manufacturing (0.8%)
American Honda Finance Corp., 2.375%, 3/18/13 144A	50,000	50
Daimler Finance North America LLC, 2.625%, 9/15/16 144A	500,000	519
Ford Motor Credit Co. LLC, 3.00%, 6/12/17	500,000	514
PACCAR, Inc., 6.875%, 2/15/14	45,000	48

Total		1,131

Banking (3.9%)
Bank of America Corp., 3.625%, 3/17/16	200,000	212
Bank of Nova Scotia, 1.375%, 12/18/17	500,000	501
Canadian Imperial Bank of Commerce, 2.35%, 12/11/15	100,000	105
Citigroup, Inc., 6.125%, 11/21/17	250,000	297
Citigroup, Inc., 6.50%, 8/19/13	200,000	207
DnB NOR Boligkreditt, 2.90%, 3/29/16 144A	375,000	399
Eksportfinans ASA, 2.00%, 9/15/15	1,000,000	957
Fifth Third Bank, 4.75%, 2/1/15	600,000	643
Morgan Stanley, 3.80%, 4/29/16	250,000	262
Nordea Bank AB, 3.125%, 3/20/17 144A	325,000	346
Regions Financial Corp., 4.875%, 4/26/13	100,000	101
The Royal Bank of Scotland PLC, 4.375%, 3/16/16	200,000	216
Standard Chartered PLC, 3.20%, 5/12/16 144A	270,000	284
Standard Chartered PLC, 3.85%, 4/27/15 144A	160,000	169
SunTrust Banks, Inc., 3.60%, 4/15/16	450,000	481
U.S. Bancorp, 3.442%, 2/1/16	450,000	474

Total		5,654

Corporate Bonds (20.5%)	Shares/ $ Par	Value $ (000’s)

Beverage/Bottling (0.7%)
Anheuser-Busch InBev Worldwide, Inc., 3.625%, 4/15/15	250,000	267
Heineken NV, 1.40%, 10/1/17 144A	280,000	279
Pernod Ricard SA, 2.95%, 1/15/17 144A	250,000	263
SABMiller Holdings, Inc., 2.45%, 1/15/17 144A	250,000	260

Total		1,069

Cable/Media/Broadcasting/Satellite (0.6%)
Comcast Corp., 4.95%, 6/15/16	250,000	282
Discovery Communications LLC, 3.70%, 6/1/15	180,000	192
Time Warner, Inc., 3.15%, 7/15/15	135,000	142
Viacom, Inc., 4.375%, 9/15/14	250,000	265

Total		881

Conglomerate/Diversified Manufacturing (0.2%)
Eaton Corp., 1.50%, 11/2/17 144A	335,000	336

Total		336

Consumer Products (0.2%)
Unilever Capital Corp., 2.75%, 2/10/16	250,000	265

Total		265

Electric Utilities (2.7%)
Arizona Public Service Co., 4.65%, 5/15/15	262,000	284
Consolidated Edison Co. of New York, 3.85%, 6/15/13	250,000	254
Consumers Energy Co., 5.50%, 8/15/16	500,000	578
Entergy Arkansas, Inc., 5.40%, 8/1/13	250,000	257
Entergy Corp., 4.70%, 1/15/17	340,000	368
Entergy Mississippi, Inc., 3.25%, 6/1/16	500,000	525
Exelon Corp., 4.90%, 6/15/15	250,000	272
Jersey Central Power & Light Co., 5.65%, 6/1/17	250,000	291
NextEra Energy Capital Holdings, Inc., 1.20%, 6/1/15	250,000	252

Corporate Bonds (20.5%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
NextEra Energy Capital Holdings, Inc., 2.60%, 9/1/15	500,000	521
PacifiCorp, 5.45%, 9/15/13	250,000	258

Total		3,860

Electronics (0.2%)
Hewlett-Packard Co., 2.60%, 9/15/17	350,000	341

Total		341

Food Processors (0.8%)
ConAgra Foods, Inc., 5.875%, 4/15/14	250,000	266
H.J. Heinz Co., 5.35%, 7/15/13	250,000	256
Kraft Foods, Inc., 4.125%, 2/9/16	400,000	436
Mead Johnson Nutrition Co., 3.50%, 11/1/14	200,000	209
Mondelez International, Inc., 6.50%, 8/11/17	25,000	31

Total		1,198

Gas Pipelines (1.5%)
CenterPoint Energy Resources Corp., 6.15%, 5/1/16	250,000	286
Energy Transfer Partners LP, 5.95%, 2/1/15	400,000	438
Enterprise Products Operating LLC, 3.20%, 2/1/16	100,000	106
ONEOK Partners LP, 2.00%, 10/1/17	125,000	126
ONEOK Partners LP, 3.25%, 2/1/16	230,000	243
Plains All American Pipeline LP/PAA Finance Corp., 5.625%, 12/15/13	175,000	183
Spectra Energy Capital LLC, 5.90%, 9/15/13	200,000	207
Spectra Energy Partners LP, 2.95%, 6/15/16	521,000	536

Total		2,125

Health Care/Pharmaceuticals (1.2%)
AbbVie, Inc., 1.75%, 11/6/17 144A	500,000	505
Express Scripts Holding Co., 2.65%, 2/15/17 144A	355,000	369
Express Scripts Holding Co., 3.125%, 5/15/16	60,000	63
Medtronic, Inc., 3.00%, 3/15/15	250,000	263

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	93

Short-Term Bond Portfolio

Corporate Bonds (20.5%)	Shares/ $ Par	Value $ (000’s)

Health Care/Pharmaceuticals continued
Stryker Corp., 3.00%, 1/15/15	135,000	141
Thermo Fisher Scientific, Inc., 3.25%, 11/20/14	250,000	261
UnitedHealth Group, Inc., 1.40%, 10/15/17	70,000	70
Watson Pharmaceuticals, Inc., 1.875%, 10/1/17	115,000	117

Total		1,789

Independent Finance (0.4%)
General Electric Capital Corp., 2.30%, 4/27/17	400,000	415
Nissan Motor Acceptance Corp., 3.25%, 1/30/13 144A	65,000	65
Nissan Motor Acceptance Corp., 4.50%, 1/30/15 144A	30,000	32

Total		512

Information/Data Technology (0.6%)
Adobe Systems, Inc., 3.25%, 2/1/15	250,000	262
Intel Corp., 1.35%, 12/15/17	330,000	330
Xerox Corp., 4.25%, 2/15/15	250,000	263

Total		855

Life Insurance (0.8%)
Aetna, Inc., 1.50%, 11/15/17	110,000	110
American International Group, Inc., 3.65%, 1/15/14	115,000	118
Metropolitan Life Global Funding I, 2.50%, 1/11/13 144A	250,000	250
Metropolitan Life Global Funding I, 3.125%, 1/11/16 144A	250,000	265
WellPoint, Inc., 1.875%, 1/15/18	470,000	476

Total		1,219

Machinery (0.1%)
Caterpillar Financial Services Corp., 2.65%, 4/1/16	200,000	210

Total		210

Metals/Mining (0.1%)
Teck Resources, Ltd., 3.15%, 1/15/17	165,000	173

Total		173

Oil & Gas Field Machines and Services (0.1%)
National Oilwell Varco, Inc., 1.35%, 12/1/17	105,000	106

Total		106

	Corporate Bonds (20.5%)	Shares/ $ Par	Value $ (000’s)

	Oil and Gas (2.2%)
	Anadarko Petroleum Corp., 5.95%, 9/15/16	350,000	403
	BG Energy Capital PLC, 2.875%, 10/15/16 144A	500,000	528
	BP Capital Markets PLC, 1.375%, 11/6/17	185,000	185
	BP Capital Markets PLC, 1.846%, 5/5/17	500,000	511
	EnCana Holdings Finance Corp., 5.80%, 5/1/14	105,000	112
	Marathon Petroleum Corp., 3.50%, 3/1/16	100,000	106
	Petrohawk Energy Corp., 6.25%, 6/1/19	500,000	569
	Statoil ASA, 1.20%, 1/17/18	440,000	440
	Talisman Energy, Inc., 5.125%, 5/15/15	245,000	264

	Total		3,118

	Other Finance (0.2%)
	Prudential Covered Trust 2012-1, 2.997%, 9/30/15 144A	332,500	345

	Total		345

	Other Holdings (0.1%)
(f)	Morgan Stanley, 5.40%, 5/15/15 144A	325,038	173

	Total		173

	Other Services (0.3%)
	CC Holdings GS V LLC, 2.381%, 12/15/17 144A	230,000	231
	Waste Management, Inc., 2.60%, 9/1/16	200,000	210

	Total		441

	Real Estate Investment Trusts (0.9%)
	ERP Operating LP, 6.584%, 4/13/15	275,000	308
	Health Care REIT, Inc., 3.625%, 3/15/16	290,000	306
	Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18	500,000	501
	World Financial Properties Tower B Corp., 6.91%, 9/1/13 144A	160,233	162

	Total		1,277

	Retail Food and Drug (0.2%)
	Delhaize Group, 6.50%, 6/15/17	250,000	284

	Total		284

	Retail Stores (0.6%)
	Costco Wholesale Corp., 1.125%, 12/15/17	500,000	503

	Corporate Bonds (20.5%)	Shares/ $ Par	Value $ (000’s)

	Retail Stores continued
	Nordstrom, Inc., 6.75%, 6/1/14	145,000	157
	Walgreen Co., 1.80%, 9/15/17	255,000	257

	Total		917

	Telecommunications (0.5%)
	America Movil SAB de CV, 2.375%, 9/8/16	75,000	78
	America Movil SAB de CV, 3.625%, 3/30/15	140,000	148
	France Telecom SA, 4.375%, 7/8/14	250,000	263
	Telefonica Emisiones SAU, 2.582%, 4/26/13	50,000	50
	Telefonica Emisiones SAU, 5.855%, 2/4/13	200,000	201

	Total		740

	Total Corporate Bonds
	(Cost: $28,990)		29,814

	Governments (48.9%)

	Governments (48.9%)
	Canada Government International Bond, 0.875%, 2/14/17	850,000	857
	Federal Home Loan Mortgage Corp., 2.25%, 1/23/17	750,000	767
	Federal National Mortgage Association, 0.50%, 8/9/13	3,000,000	3,006
	US Treasury, 0.125%, 12/31/14	11,580,000	11,551
(b)	US Treasury, 0.25%, 8/31/14	40,290,000	40,301
	US Treasury, 0.25%, 9/30/14	14,410,000	14,413

	Total Governments
	(Cost: $70,859)		70,895

	Municipal Bonds (0.4%)

	Municipal Bonds (0.4%)
	State of Illinois, Series 2010-3, 4.79%, 4/1/16 GO	300,000	322
	State of Illinois, Series 2011, 4.961%, 3/1/16 GO	195,000	214

	Total Municipal Bonds
	(Cost: $510)		536

The Accompanying Notes are an Integral Part of the Financial Statements.

94	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Structured Products (27.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products (27.6%)
Ally Auto Receivables Trust, Series 2012-2, Class B, 1.76%, 2/15/17 144A	750,000	760
Bear Stears Commercial Mortgage Securities, Inc., Series 2007-PW17, Class AAB, 5.703%, 6/11/50	712,313	756
Commercial Mortgage Pass-Through Certificate, Series 2001-J2A, Class C, 6.586%, 7/16/34	993,090	1,079
DBRR Trust, Series 2012-EZ1, Class A, 0.946%, 9/25/45 144A	495,704	497
Discover Card Master Trust I, Series 2012-B3, Class B3, 0.659%, 5/15/18	1,000,000	1,000
FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	542,274	550
Federal Home Loan Mortgage Corp., Series 4092, Class CL, 1.25%, 6/15/27	5,206,868	5,190
Federal Home Loan Mortgage Corp., Series K009, Class X1, 1.506%, 8/25/20 IO	2,496,243	206
Federal Home Loan Mortgage Corp., Series 4100, Class AD, 1.75%, 8/15/27	5,455,696	5,509
Federal Home Loan Mortgage Corp., Series 3718, Class BC, 2.00%, 2/15/25	1,673,065	1,703
Federal Home Loan Mortgage Corp., 2.50%, 10/1/27	5,682,345	5,951
Federal Home Loan Mortgage Corp., 5.00%, 4/1/18	165,338	177
Federal Home Loan Mortgage Corp., 5.50%, 5/1/22	749,968	809
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	180,937	202
Federal Home Loan Mortgage Corp., 7.00%, 12/1/35	207,422	239
Federal National Mortgage Association, Series 2010-95, Class BK, 1.50%, 2/25/20	1,616,677	1,638

Structured Products (27.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, Series 2012-113, Class AB, 1.50%, 10/25/27	483,715	487
Federal National Mortgage Association, Series 2011-113, Class AG, 2.5%, 11/25/26	1,984,357	2,046
Federal National Mortgage Association, 6.00%, 8/1/22	412,320	455
Ford Credit Auto Owner Trust, Series 2011-B, Class B, 2.27%, 1/15/17	200,000	207
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16 144A	2,128,000	2,229
Golden Credit Card Trust, Series 2012-5A, Class A, 0.79%, 9/15/17 144A	725,000	727
Honda Auto Receivables Owner Trust, Series 2012-2, Class A4, 0.91%, 5/15/18	150,000	151
John Deere Owner Trust, Series 2012-A, Class A4, 0.99%, 6/15/18	600,000	606
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A1A, 4.158%, 1/12/39 144A	1,051,623	1,083
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.871%, 4/15/45	935,805	1,077
LB-UBS Commercial Mortgage Trust, Series 2004-C6, Class A6, 5.02%, 8/15/29	425,000	448
Louisiana Public Facilities Authority, 5.75%, 2/1/19	62,878	69
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	42,168	44
Residential Asset Securities Corp., Series 2006-KS4, Class A3, 0.36%, 6/25/36	2,965,394	2,859
Sparebank 1 Boligkreditt AS., 2.30%, 6/30/17 144A	550,000	574

	Structured Products (27.6%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 2A2, 2.625%, 12/25/34	683,885	704

	Total Structured Products
	(Cost: $39,520)		40,032

	Short-Term Investments (2.1%)

	Commercial Banks US (0.7%)
(b)	Bank of America NA, 0.20%, 1/3/13	1,000,000	1,000

	Total		1,000

	Federal Government & Agencies (0.7%)
(b)	Federal Home Loan Mortgage Corp., 0.135%, 2/25/13	1,000,000	1,000

	Total		1,000

	Finance Services (0.7%)
(b)	Govco LLC, 0.23%, 1/22/13	1,000,000	1,000

	Total		1,000

	Total Short-Term Investments
	(Cost: $3,000)		3,000

	Total Investments (99.5%)
	(Cost: $142,879)(a)		144,277

	Other Assets, Less
	Liabilities (0.5%)		759

	Net Assets (100.0%)		145,036

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	95

Short-Term Bond Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012 the value of these securities (in thousands) was $12,250 representing 8.5% of the net assets.

IO — Interest Only Security

GO — General Obligation

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $142,879 and the net unrealized appreciation of investments based on that cost was $1,398 which is comprised of $1,477 aggregate gross unrealized appreciation and $79 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Five Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2012, $7,841)	63	3/13	$3
US Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2012, $1,345)	9	3/13	17
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2012, $10,120)	76	3/13	28
US Two Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2012, $13,886)	63	3/13	3

(f)	Foreign Bond — par value is foreign denominated

— Morgan Stanley — Brazilian Real

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Government & US Agency Bonds	$-	$70,895	$-
Foreign Bonds	-	173	-
Municipal Bonds	-	536	-
Corporate Bonds	-	29,641	-
Structured Products	-	39,482	550
Short-Term Investments	-	3,000	-
Other Financial Instruments^
Futures	51	-	-
Total	$51	$143,727	$550

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

96	Short-Term Bond Portfolio

Select Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.	Invest primarily in a diversified portfolio of investment grade debt securities with maturities exceeding one year.	$1.7 billion

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Select Bond Portfolio (the “Portfolio”). Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio may invest up to 20% of net assets in non-investment grade securities and up to 30% of net assets in foreign securities. Debt securities may be of any duration, but under normal market conditions, the Portfolio attempts to maintain an effective duration (the percentage price change of the Portfolio, stated in years, for a given change in interest rates, and adjusted for prepayments and yield curve shifts for mortgage based securities) of between three and eight years and a dollar weighted average maturity of between five and ten years. Both a top down and bottom up investment approach is used to construct the portfolio of investments. The top down investment approach involves an evaluation of the overall economic environment and its potential impact on the level and direction of interest rates. The bottom up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals and free cash flows.

Market Overview

Bonds delivered solid returns in 2012, as slow economic growth, low inflation and an uncertain outlook increased investors’ appetite for the relative stability of fixed income. 2012 was an unusual year for the bond market. The debt crisis in Europe dimmed the economic outlook, while the Federal Reserve continued to purchase Treasury bonds to stimulate the economy. As a result, Treasury yields declined along with yields on higher-risk investments. Lower yields meant bond prices rose for both bond segments. Typically, investors express a clear preference for either riskier, higher-yielding investments or lower-risk Treasurys.

During 2012, all sectors of the bond market experienced positive total returns. Bond purchases by the Federal Reserve drove Treasury yields lower, contributing to solid performance for debt backed by the U.S. government. Meanwhile, high yield corporate bonds led the rally, followed by investment grade corporate bonds. Record amounts of corporate bond issuance reflected improvements in balance sheets and strong demand for additional lending to Corporate America. Mortgage-backed securities (MBS) lagged the broader fixed income market, largely affected by interest rate volatility. (MBS typically performs better when interest rates are stable, because rate volatility affects the likelihood of refinancing the underlying mortgages.) For the year, the broad Barclays® U.S. Aggregate Bond Index (the “Index”) returned 4.22%.

Portfolio Results

The Portfolio returned 4.96% for the twelve months ended December 31, 2012; by comparison, the Index returned 4.22%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio underperformed the 6.91% average return of its Corporate Debt Funds A-Rated peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute returns reflected the solid performance of investment grade bonds in 2012. Relative to the Index, the Portfolio benefited from a number of sector allocation decisions. The primary sector allocation contributor during the period was the decision to underweight Treasury securities. Based on the belief that credit conditions would improve, the management team chose to overweight risk assets, including commercial mortgage-backed securities (CMBS) and investment grade corporate bonds. This decision worked well for the Portfolio, as overall CMBS and corporate bonds were the best performers during 2012, significantly outperforming Treasurys. While we were overweight in these higher yielding categories relative to the Index, we were likely underweight relative to the peer group, which presumably held much larger positions in riskier bonds.

Security selection also had a positive contribution to performance relative to the Index. In particular, it was beneficial to have a general overweight to lower quality corporates, as well as an overweight to the Real Estate Investment Trusts (REITs) industry. Additionally, an underweight to the information technology industry was helpful. Within the structured products allocation, strong security selection among MBS contributed to the Portfolio’s relative results this year.

Elsewhere, the portfolio managers kept the Portfolio’s duration (price sensitivity to rate changes) shorter than that of the Index for a portion of the year. This positioning hindered relative performance in 2012, as the yield curve made a significant shift lower. As a tool in managing the Portfolio’s duration and yield curve exposure during the year, Treasury futures contracts were used.

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Select Bond Portfolio

Portfolio Manager Outlook

We expect a relatively stable investing environment in 2013 marked by slow growth, low inflation and modest volatility. We do not expect any major policy shifts by the Federal Reserve or the U.S. Treasury, although events in Europe could cause intermittent volatility in the bond market.

The Portfolio will begin the year with sector allocations relatively close to those of the Index, based on the view that many of the sectors appear to be reasonably valued, offering limited upside for performance relative to the Index. Similarly, Treasury yields are near historic lows, leaving little room for appreciation, so we seek to minimize the Portfolio’s interest rate sensitivity. In that environment, we believe that security selection can provide opportunity for performance relative to the Index. We will continue to focus our efforts on picking attractively valued bonds, while monitoring changes in relative value at the sector level.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Select Bond Portfolio	4.96%	6.25%	5.37%
Barclays® U.S. Aggregate Index	4.22%	5.95%	5.18%
Lipper® Variable Insurance Products (VIP) Corporate Debt Funds A-Rated Average	6.91%	6.06%	4.99%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/02. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and impose certain risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

98	Select Bond Portfolio

Select Bond Portfolio

Top 10 Fixed Income Holdings 12/31/12

Security Description	% of Net Assets
US Treasury, Various	35.2%
Federal Home Loan Mortgage Corp., Various	17.5%
Federal National Mortgage Association, Various	12.5%
Citigroup Commercial Mortgage Trust, Series 2010-RR3, Class MLSR, 5.737%, 6/14/50	0.6%
JPMorgan Chase & Co., Various	0.5%
Morgan Stanley, Various	0.5%
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16	0.5%
Canada Government International Bond, 0.875%, 2/14/17	0.5%
GE Capital Credit Card Master Note Trust, Series 2012-1, Class B, 1.62%, 1/15/18	0.4%
Federal Home Loan Mortgage Corp.3, Series K001, Class A2, 5.651%, 4/25/16	0.4%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

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Select Bond Portfolio

Schedule of Investments

December 31, 2012

Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.5%)
BAE Systems Holdings, Inc., 6.375%, 6/1/19 144A	740,000	884
Boeing Capital Corp., 2.125%, 8/15/16	745,000	775
General Dynamics Corp., 2.25%, 11/15/22	1,200,000	1,174
L-3 Communications Corp., 5.20%, 10/15/19	950,000	1,083
Litton Industries, Inc., 6.75%, 4/15/18	1,000,000	1,153
Lockheed Martin Corp., 3.35%, 9/15/21	315,000	333
Lockheed Martin Corp., 4.07%, 12/15/42 144A	267,000	262
Lockheed Martin Corp., 7.65%, 5/1/16	500,000	606
Meccanica Holdings USA, Inc., 6.25%, 1/15/40 144A	650,000	561
Raytheon Co., 3.125%, 10/15/20	1,000,000	1,064

Total		7,895

Auto Manufacturing (0.8%)
American Honda Finance Corp., 2.125%, 2/28/17 144A	1,520,000	1,555
Daimler Finance North America LLC, 2.625%, 9/15/16 144A	170,000	177
Daimler Finance North America LLC, 3.00%, 3/28/16 144A	1,910,000	1,998
Ford Motor Co., 7.45%, 7/16/31	1,180,000	1,499
Ford Motor Credit Co. LLC, 3.00%, 6/12/17	1,250,000	1,284
Ford Motor Credit Co. LLC, 4.25%, 2/3/17	940,000	1,007
Ford Motor Credit Co. LLC, 5.75%, 2/1/21	1,255,000	1,445
PACCAR, Inc., 6.875%, 2/15/14	140,000	149
Toyota Motor Credit Corp., 1.75%, 5/22/17	1,845,000	1,889
Toyota Motor Credit Corp., 3.30%, 1/12/22	1,800,000	1,942
Volkswagen International Finance NV, 2.875%, 4/1/16 144A	1,075,000	1,128

Total		14,073

Banking (3.3%)
Bank of America Corp., 3.625%, 3/17/16	885,000	938

	Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	Bank of America Corp., 3.75%, 7/12/16	335,000	358
	Bank of America Corp., 5.75%, 12/1/17	985,000	1,148
	Bank of Montreal, 2.55%, 11/6/22	1,720,000	1,703
	The Bank of New York Mellon Corp., 3.55%, 9/23/21	2,025,000	2,206
	Bank of Nova Scotia, 1.375%, 12/18/17	1,275,000	1,277
	Barclays Bank PLC, 5.00%, 9/22/16	125,000	140
	Barclays Bank PLC, 6.05%, 12/4/17 144A	170,000	188
	Citigroup, Inc., 3.953%, 6/15/16	6,155,000	6,625
	Eksportfinans ASA, 2.00%, 9/15/15	6,000,000	5,743
	Fifth Third Bank, 4.75%, 2/1/15	1,215,000	1,303
	The Goldman Sachs Group, Inc., 5.95%, 1/18/18	3,105,000	3,613
	The Goldman Sachs Group, Inc., 6.15%, 4/1/18	1,115,000	1,310
	HSBC Bank PLC, 4.75%, 1/19/21 144A	30,000	35
	HSBC Holdings PLC, 5.10%, 4/5/21	875,000	1,033
	JPMorgan Chase & Co., 3.15%, 7/5/16	6,890,000	7,300
	JPMorgan Chase & Co., 6.00%, 1/15/18	720,000	862
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	385,000	90
(d)	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18	480,000	115
	Merrill Lynch & Co., Inc., 6.40%, 8/28/17	3,110,000	3,652
	Morgan Stanley, 2.875%, 7/28/14	1,100,000	1,124
	Morgan Stanley, 3.80%, 4/29/16	1,175,000	1,234
	Morgan Stanley, 4.75%, 3/22/17	1,830,000	1,996
	Nordea Bank AB, 4.875%, 1/27/20 144A	440,000	507
	The Northern Trust Co., 5.85%, 11/9/17	250,000	299
	PNC Financial Services Group, Inc., 2.854%, 11/9/22	1,255,000	1,262
	PNC Funding Corp., 4.375%, 8/11/20	750,000	855

	Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	The Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	635,000	670
	Standard Chartered PLC, 3.20%, 5/12/16 144A	960,000	1,009
	State Street Corp., 2.875%, 3/7/16	585,000	621
	SunTrust Banks, Inc., 6.00%, 9/11/17	570,000	674
	U.S. Bancorp, 3.442%, 2/1/16	1,065,000	1,122
	Wachovia Corp., 5.75%, 2/1/18	280,000	335
(d,n)	Washington Mutual Bank, 6.75%, 5/20/36	520,000	-
(d,n)	Washington Mutual Bank, 6.875%, 6/15/11	505,000	-
	Wells Fargo & Co., 2.625%, 12/15/16	1,815,000	1,916
	Wells Fargo & Co., 4.60%, 4/1/21	1,085,000	1,248
	Wells Fargo & Co., 7.98%, 12/31/49	250,000	287

	Total		54,798

	Beverage/Bottling (0.9%)
	Anheuser-Busch Cos. LLC, 5.75%, 4/1/36	200,000	254
	Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	1,575,000	1,585
	Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	1,180,000	1,436
	Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39	1,260,000	2,069
	Beam, Inc., 3.25%, 5/15/22	460,000	477
	The Coca-Cola Co., 1.65%, 3/14/18	1,200,000	1,229
	The Coca-Cola Co., 3.15%, 11/15/20	1,170,000	1,273
	Heineken NV, 1.40%, 10/1/17 144A	430,000	429
	Heineken NV, 2.75%, 4/1/23 144A	645,000	633
	Heineken NV, 4.00%, 10/1/42 144A	170,000	164
	PepsiCo, Inc., 2.75%, 3/5/22	1,000,000	1,027
	PepsiCo, Inc., 3.125%, 11/1/20	1,590,000	1,704
	PepsiCo, Inc., 7.90%, 11/1/18	345,000	466
	Pernod-Ricard SA, 5.75%, 4/7/21 144A	840,000	1,005

The Accompanying Notes are an Integral Part of the Financial Statements.

100	Select Bond Portfolio

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Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

Beverage/Bottling continued
SABMiller Holdings, Inc., 3.75%, 1/15/22 144A	920,000	994

Total		14,745

Cable/Media/Broadcasting/Satellite (1.0%)
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/23	1,875,000	1,870
Comcast Corp., 5.875%, 2/15/18	800,000	964
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 2.40%, 3/15/17	840,000	861
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.80%, 3/15/22	1,260,000	1,300
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.60%, 2/15/21	150,000	162
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15%, 3/15/42	600,000	607
Discovery Communications LLC, 5.05%, 6/1/20	326,000	377
DISH DBS Corp., 5.00%, 3/15/23 144A	2,500,000	2,500
Historic TW, Inc., 6.625%, 5/15/29	880,000	1,123
Historic TW, Inc., 6.875%, 6/15/18	180,000	227
NBCUniversal Media LLC, 2.875%, 4/1/16	890,000	938
NBCUniversal Media LLC, 6.40%, 4/30/40	695,000	892
News America, Inc., 6.90%, 8/15/39	170,000	223
TCI Communications, Inc., 8.75%, 8/1/15	735,000	877
Time Warner Cable, Inc., 6.55%, 5/1/37	900,000	1,114
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	690,000	975
Videotron Ltee, 5.00%, 7/15/22	600,000	629
The Walt Disney Co., 2.55%, 2/15/22	1,000,000	1,023

Total		16,662

Conglomerate/Diversified Manufacturing (0.6%)
Celanese US Holdings LLC, 4.625%, 11/15/22	1,250,000	1,309
The Dow Chemical Co., 3.00%, 11/15/22	800,000	798
E.I. du Pont de Nemours & Co., 3.625%, 1/15/21	1,500,000	1,648

Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

Conglomerate/Diversified Manufacturing continued
Eastman Chemical Co., 7.25%, 1/15/24	110,000	143
Eaton Corp., 2.75%, 11/2/22 144A	2,700,000	2,692
Honeywell International, Inc., 4.25%, 3/1/21	1,000,000	1,169
Monsanto Co., 5.125%, 4/15/18	55,000	65
United Technologies Corp., 3.10%, 6/1/22	1,620,000	1,716
United Technologies Corp., 4.50%, 6/1/42	750,000	833

Total		10,373

Consumer Products (0.1%)
The Procter & Gamble Co., 5.55%, 3/5/37	460,000	617
Unilever Capital Corp., 4.25%, 2/10/21	1,000,000	1,154

Total		1,771

Electric Utilities (2.4%)
AEP Texas Central Co., 6.65%, 2/15/33	575,000	731
Alabama Power Co., 3.95%, 6/1/21	1,170,000	1,308
Ameren Corp., 8.875%, 5/15/14	350,000	383
Appalachian Power Co., 4.60%, 3/30/21	590,000	680
Arizona Public Service Co., 5.05%, 9/1/41	535,000	613
Arizona Public Service Co., 8.75%, 3/1/19	115,000	152
Bruce Mansfield Unit, 6.85%, 6/1/34	383,874	400
Carolina Power & Light Co., 2.80%, 5/15/22	910,000	934
Carolina Power & Light Co., 5.15%, 4/1/15	320,000	350
CenterPoint Energy, Inc., 6.50%, 5/1/18	375,000	457
Commonwealth Edison Co., 4.00%, 8/1/20	565,000	632
Commonwealth Edison Co., 5.875%, 2/1/33	100,000	127
Commonwealth Edison Co., 6.15%, 9/15/17	140,000	170
Connecticut Light & Power Co., 5.65%, 5/1/18	160,000	194
Consumers Energy Co., 5.15%, 2/15/17	1,000,000	1,160
The Detroit Edison Co., 3.45%, 10/1/20	635,000	696
The Detroit Edison Co., 5.45%, 2/15/35	105,000	125
Dominion Resources, Inc., 1.40%, 9/15/17	1,250,000	1,250
DTE Energy Co., 6.375%, 4/15/33	415,000	539

Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Duke Energy Corp., 6.25%, 6/15/18	50,000	61
Duke Energy Indiana, Inc., 3.75%, 7/15/20	1,180,000	1,307
Duke Energy Ohio, Inc., 2.10%, 6/15/13	485,000	489
Entergy Corp., 4.70%, 1/15/17	1,050,000	1,137
Entergy Mississippi, Inc., 6.25%, 4/1/34	660,000	669
Exelon Generation Co. LLC, 4.25%, 6/15/22 144A	1,250,000	1,300
Exelon Generation Co. LLC, 6.20%, 10/1/17	455,000	537
IPALCO Enterprises, Inc., 5.00%, 5/1/18	1,740,000	1,823
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	113,836	115
Mississippi Power Co., 4.75%, 10/15/41	970,000	1,072
Monongahela Power Co., Inc., 5.70%, 3/15/17 144A	615,000	696
Nevada Power Co., 5.95%, 3/15/16	165,000	189
NextEra Energy Capital Holdings, Inc., 4.50%, 6/1/21	1,105,000	1,228
NSTAR LLC, 4.50%, 11/15/19	55,000	62
NV Energy, Inc., 6.25%, 11/15/20	535,000	629
Ohio Edison Co., 6.875%, 7/15/36	130,000	168
Ohio Power Co., 5.375%, 10/1/21	600,000	727
Pacific Gas & Electric Co., 3.50%, 10/1/20	1,750,000	1,918
Pacific Gas & Electric Co., 5.625%, 11/30/17	300,000	362
PacifiCorp., 3.85%, 6/15/21	1,170,000	1,319
Peco Energy Co., 2.375%, 9/15/22	785,000	792
Potomac Electric Power Co., 6.50%, 11/15/37	170,000	243
PPL Capital Funding, Inc., 4.20%, 6/15/22	670,000	721
PPL Energy Supply LLC, 6.50%, 5/1/18	145,000	174
Public Service Co. of Colorado, 3.20%, 11/15/20	785,000	856
Public Service Co. of Colorado, 5.80%, 8/1/18	500,000	613
Public Service Co. of New Mexico, 5.35%, 10/1/21	650,000	714
Public Service Electric & Gas Co., 3.50%, 8/15/20	685,000	752

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Public Service Electric & Gas Co., 3.65%, 9/1/42	535,000	526
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,000,000	1,000
Puget Energy, Inc., 5.625%, 7/15/22	1,835,000	1,976
Puget Sound Energy, Inc., 6.274%, 3/15/37	370,000	494
San Diego Gas & Electric Co., 6.125%, 9/15/37	170,000	234
Sempra Energy, 2.30%, 4/1/17	1,020,000	1,059
Sempra Energy, 6.15%, 6/15/18	215,000	264
South Carolina Electric & Gas Co., 6.05%, 1/15/38	265,000	344
Tampa Electric Co., 5.40%, 5/15/21	95,000	117
Union Electric Co., 3.90%, 9/15/42	715,000	725
Union Electric Co., 6.40%, 6/15/17	140,000	171
Union Electric Co., 6.70%, 2/1/19	195,000	246
Virginia Electric & Power Co., 3.45%, 9/1/22	945,000	1,022
Virginia Electric & Power Co., 5.40%, 4/30/18	60,000	72

Total		39,824

Electronics (0.2%)
Hewlett-Packard Co., 3.00%, 9/15/16	910,000	916
Hewlett-Packard Co., 3.75%, 12/1/20	130,000	126
Hewlett-Packard Co., 4.65%, 12/9/21	835,000	838
International Business Machines Corp., 1.95%, 7/22/16	540,000	561
International Business Machines Corp., 2.00%, 1/5/16	980,000	1,013

Total		3,454

Food Processors (0.5%)
Archer-Daniels-Midland Co., 4.479%, 3/1/21	335,000	378
General Mills, Inc., 3.15%, 12/15/21	900,000	941
Kellogg Co., 3.25%, 5/21/18	375,000	408
Kraft Foods Group, Inc., 2.25%, 6/5/17 144A	285,000	295
Kraft Foods Group, Inc., 3.50%, 6/6/22 144A	380,000	406
Kraft Foods Group, Inc., 6.125%, 8/23/18 144A	750,000	919
Mead Johnson Nutrition Co., 4.90%, 11/1/19	960,000	1,096
Mondelez International, Inc., 6.125%, 2/1/18	265,000	322

Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

Food Processors continued
Mondelez International, Inc., 6.50%, 8/11/17	1,250,000	1,527
Mondelez International, Inc., 6.50%, 2/9/40	1,485,000	1,995

Total		8,287

Gas Pipelines (0.9%)
Access Midstream Partners LP/ACMP Finance Corp., 4.875%, 5/15/23	1,250,000	1,269
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	120,000	144
El Paso LLC, 7.00%, 6/15/17	420,000	480
El Paso Pipeline Partners Operating Co. LLC, 4.70%, 11/1/42	500,000	490
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/1/21	1,815,000	2,057
Energy Transfer Partners LP, 4.65%, 6/1/21	460,000	505
Energy Transfer Partners LP, 6.05%, 6/1/41	1,205,000	1,371
Energy Transfer Partners LP, 6.70%, 7/1/18	440,000	530
Enterprise Products Operating LLC, 3.20%, 2/1/16	880,000	930
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	1,270,000	1,521
Kinder Morgan Energy Partners LP, 6.375%, 3/1/41	1,150,000	1,423
Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	200,000	244
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 144A	1,430,000	1,572
Magellan Midstream Partners LP, 6.55%, 7/15/19	445,000	550
ONEOK Partners LP, 2.00%, 10/1/17	625,000	630
Plains All American Pipeline LP/PAA Finance Corp., 6.50%, 5/1/18	220,000	272
Spectra Energy Partners LP, 2.95%, 6/15/16	455,000	468
Williams Partners LP, 4.00%, 11/15/21	225,000	241
Williams Partners LP, 4.125%, 11/15/20	90,000	98
Williams Partners LP, 5.25%, 3/15/20	740,000	852

Total		15,647

Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

Health Care/Pharmaceuticals (1.3%)
AbbVie, Inc., 1.75%, 11/6/17 144A	980,000	991
AbbVie, Inc., 2.90%, 11/6/22 144A	440,000	448
Amgen, Inc., 3.875%, 11/15/21	1,500,000	1,647
Express Scripts Holding Co., 2.65%, 2/15/17 144A	545,000	566
Express Scripts Holding Co., 3.125%, 5/15/16	220,000	232
Express Scripts Holding Co., 3.50%, 11/15/16 144A	900,000	962
Express Scripts Holding Co., 3.90%, 2/15/22 144A	285,000	307
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19 144A	620,000	666
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22 144A	465,000	504
GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38	425,000	587
Medco Health Solutions, Inc., 7.125%, 3/15/18	1,050,000	1,309
Medtronic, Inc., 3.125%, 3/15/22	1,000,000	1,062
Merck & Co., Inc., 3.875%, 1/15/21	2,145,000	2,407
Merck & Co., Inc., 4.75%, 3/1/15	500,000	545
Merck & Co., Inc., 5.75%, 11/15/36	250,000	331
Merck & Co., Inc., 6.40%, 3/1/28	125,000	173
The Novartis Capital Corp., 2.40%, 9/21/22	1,860,000	1,865
Pfizer, Inc., 5.35%, 3/15/15	450,000	496
Roche Holdings, Inc., 6.00%, 3/1/19 144A	590,000	734
Sanofi-Aventis SA, 2.625%, 3/29/16	1,750,000	1,842
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22	920,000	931
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	430,000	434
Thermo Fisher Scientific, Inc., 1.85%, 1/15/18	405,000	411
Thermo Fisher Scientific, Inc., 3.15%, 1/15/23	520,000	531
Watson Pharmaceuticals, Inc., 1.875%, 10/1/17	135,000	137
Watson Pharmaceuticals, Inc., 3.25%, 10/1/22	295,000	301
Watson Pharmaceuticals, Inc., 4.625%, 10/1/42	180,000	187

The Accompanying Notes are an Integral Part of the Financial Statements.

102	Select Bond Portfolio

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Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

Health Care/Pharmaceuticals continued
Wyeth LLC, 5.50%, 2/15/16	35,000	40
Wyeth LLC, 5.95%, 4/1/37	835,000	1,114

Total		21,760

Independent Finance (0.4%)
General Electric Capital Corp., 5.625%, 5/1/18	3,635,000	4,317
General Electric Capital Corp./LJ VP Holdings LLC, 3.80%, 6/18/19 144A	1,550,000	1,651
International Lease Finance Corp., 5.75%, 5/15/16	335,000	353

Total		6,321

Information/Data Technology (0.6%)
Fidelity National Information Services, Inc., 5.00%, 3/15/22	1,500,000	1,609
Intel Corp., 3.30%, 10/1/21	1,000,000	1,060
Microsoft Corp., 0.875%, 11/15/17	340,000	338
Microsoft Corp., 2.125%, 11/15/22	900,000	891
Mylan, Inc., 3.125%, 1/15/23 144A	830,000	823
NCR Corp., 4.625%, 2/15/21 144A	750,000	750
Oracle Corp., 1.20%, 10/15/17	900,000	903
Oracle Corp., 2.50%, 10/15/22	900,000	908
Oracle Corp., 3.875%, 7/15/20	2,190,000	2,470
Xerox Corp., 4.25%, 2/15/15	400,000	421

Total		10,173

Life Insurance (0.6%)
Aetna, Inc., 1.50%, 11/15/17	140,000	140
Aetna, Inc., 2.75%, 11/15/22	395,000	392
American International Group, Inc., 4.875%, 6/1/22	930,000	1,062
MassMutual Global Funding II, 2.30%, 9/28/15 144A	1,250,000	1,298
Metropolitan Life Global Funding I, 3.65%, 6/14/18 144A	1,340,000	1,467
New York Life Global Funding, 2.45%, 7/14/16 144A	1,140,000	1,195
Prudential Financial, Inc., 5.375%, 6/21/20	420,000	491
Prudential Financial, Inc., 5.70%, 12/14/36	145,000	165

Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

Life Insurance continued
Teachers Insurance & Annuity Association-College Retirement Equity Fund, 6.85%, 12/16/39 144A	1,665,000	2,258
UnitedHealth Group, Inc., 1.40%, 10/15/17	180,000	180
UnitedHealth Group, Inc., 2.75%, 2/15/23	210,000	212
UnitedHealth Group, Inc., 2.875%, 3/15/22	210,000	215
UnitedHealth Group, Inc., 3.95%, 10/15/42	90,000	90
UnitedHealth Group, Inc., 4.70%, 2/15/21	595,000	693
WellPoint, Inc., 1.875%, 1/15/18	395,000	400
WellPoint, Inc., 3.30%, 1/15/23	545,000	559

Total		10,817

Machinery (0.4%)
Caterpillar Financial Services Corp., 1.625%, 6/1/17	855,000	871
Deere & Co., 2.60%, 6/8/22	1,200,000	1,215
John Deere Capital Corp., 0.70%, 9/4/15	900,000	900
John Deere Capital Corp., 1.20%, 10/10/17	615,000	616
John Deere Capital Corp., 2.25%, 4/17/19	690,000	710
John Deere Capital Corp., 2.80%, 1/27/23	925,000	947
Roper Industries, Inc., 1.85%, 11/15/17	665,000	665
Roper Industries, Inc., 3.125%, 11/15/22	990,000	996

Total		6,920

Metals/Mining (0.6%)
Barrick Gold Corp., 2.90%, 5/30/16	625,000	656
Barrick Gold Corp., 3.85%, 4/1/22	1,210,000	1,281
Barrick North America Finance LLC, 6.80%, 9/15/18	375,000	463
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/22	1,125,000	1,116
Newmont Mining Corp., 3.50%, 3/15/22	1,515,000	1,562
Newmont Mining Corp., 6.25%, 10/1/39	245,000	295
Rio Tinto Finance USA PLC, 1.625%, 8/21/17	1,885,000	1,909
Rio Tinto Finance USA, Ltd., 4.125%, 5/20/21	900,000	994
Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	225,000	309

Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

Metals/Mining continued
Teck Resources, Ltd., 3.00%, 3/1/19	335,000	345
Teck Resources, Ltd., 5.20%, 3/1/42	1,250,000	1,278

Total		10,208

Natural Gas Distributors (0.1%)
NiSource Finance Corp., 5.80%, 2/1/42	1,530,000	1,742

Total		1,742

Oil & Gas Field Machines and Services (0.2%)
National Oilwell Varco, Inc., 1.35%, 12/1/17	195,000	196
National Oilwell Varco, Inc., 2.60%, 12/1/22	685,000	695
Oil States International, Inc., 5.125%, 1/15/23 144A	625,000	634
Rowan Cos., Inc., 4.875%, 6/1/22	1,540,000	1,672

Total		3,197

Oil and Gas (2.6%)
Anadarko Petroleum Corp., 6.375%, 9/15/17	1,140,000	1,362
Apache Corp., 3.25%, 4/15/22	1,000,000	1,060
Apache Corp., 4.75%, 4/15/43	605,000	659
BP Capital Markets PLC, 1.846%, 5/5/17	1,230,000	1,257
BP Capital Markets PLC, 2.50%, 11/6/22	2,155,000	2,135
BP Capital Markets PLC, 4.50%, 10/1/20	295,000	340
BP Capital Markets PLC, 4.75%, 3/10/19	1,936,000	2,245
Canadian Natural Resources, Ltd., 5.70%, 5/15/17	595,000	701
Canadian Natural Resources, Ltd., 5.85%, 2/1/35	140,000	172
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	255,000	324
Cenovus Energy, Inc., 4.45%, 9/15/42	1,255,000	1,305
ConocoPhillips, 6.00%, 1/15/20	2,345,000	2,976
Continental Resources, Inc., 5.00%, 9/15/22	1,250,000	1,347
Devon Energy Corp., 1.875%, 5/15/17	595,000	607
Devon Energy Corp., 3.25%, 5/15/22	910,000	950
Encana Corp., 3.90%, 11/15/21	795,000	863
EnCana Corp., 6.50%, 2/1/38	325,000	406

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas continued
Ensco PLC, 4.70%, 3/15/21	880,000	990
EOG Resources, Inc., 4.40%, 6/1/20	340,000	393
Hess Corp., 5.60%, 2/15/41	585,000	692
Husky Energy, Inc., 3.95%, 4/15/22	1,355,000	1,456
Husky Energy, Inc., 7.25%, 12/15/19	195,000	253
Marathon Oil Corp., 6.60%, 10/1/37	130,000	174
Nabors Industries, Inc., 6.15%, 2/15/18	960,000	1,129
Newfield Exploration Co., 6.875%, 2/1/20	1,770,000	1,894
Noble Energy, Inc., 4.15%, 12/15/21	305,000	337
Noble Energy, Inc., 6.00%, 3/1/41	425,000	512
Occidental Petroleum Corp., 3.125%, 2/15/22	1,000,000	1,064
Occidental Petroleum Corp., 4.125%, 6/1/16	385,000	427
Pemex Project Funding Master Trust, 6.625%, 6/15/35	200,000	254
Petro-Canada, 6.05%, 5/15/18	480,000	584
Petrohawk Energy Corp., 6.25%, 6/1/19	1,260,000	1,435
QEP Resources, Inc., 5.375%, 10/1/22	600,000	643
Shell International Finance BV, 1.125%, 8/21/17	1,255,000	1,261
Shell International Finance BV, 4.30%, 9/22/19	2,303,000	2,668
Southwestern Energy Co., 4.10%, 3/15/22	755,000	812
Statoil ASA, 2.45%, 1/17/23	1,900,000	1,895
Suncor Energy, Inc., 6.85%, 6/1/39	210,000	290
Talisman Energy, Inc., 3.75%, 2/1/21	1,055,000	1,132
Total Capital International SA, 1.50%, 2/17/17	480,000	484
Total Capital SA, 4.45%, 6/24/20	1,440,000	1,668
Transocean, Inc., 6.375%, 12/15/21	960,000	1,167
Weatherford International, Ltd., 5.95%, 4/15/42	1,810,000	1,964

Total		44,287

Other Finance (0.5%)
American Express Co., 6.15%, 8/28/17	875,000	1,055
American Express Credit Corp., 5.125%, 8/25/14	760,000	814

	Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

	Other Finance continued
	Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	1,250,000	1,302
	CVS Pass-Through Trust, 6.036%, 12/10/28	811,792	949
	The NASDAQ OMX Group, Inc., 5.55%, 1/15/20	235,000	256
	Prudential Covered Trust 2012-1, 2.997%, 9/30/15 144A	1,966,500	2,039
	SLM Corp., 6.00%, 1/25/17	770,000	834
	SLM Corp., 7.25%, 1/25/22	75,000	83
	SLM Corp., 8.00%, 3/25/20	570,000	651

	Total		7,983

	Other Holdings (0.3%)
(f)	Federative Republic of Brazil, 8.50%, 1/5/24	3,145,000	1,877
(f)	Morgan Stanley, 5.40%, 5/15/15 144A	6,114,421	3,249

	Total		5,126

	Other Services (0.2%)
	American Tower Corp., 4.625%, 4/1/15	295,000	314
	American Tower Corp., 7.00%, 10/15/17	300,000	359
	CC Holdings GS V LLC, 3.849%, 4/15/23 144A	880,000	895
	Republic Services, Inc., 5.25%, 11/15/21	515,000	607
	Waste Management, Inc., 2.90%, 9/15/22	740,000	732
	Waste Management, Inc., 4.60%, 3/1/21	655,000	742

	Total		3,649

	Paper and Forest Products (0.1%)
	Georgia-Pacific LLC, 5.40%, 11/1/20 144A	1,430,000	1,701
	Georgia-Pacific LLC, 7.75%, 11/15/29	90,000	123

	Total		1,824

	Property and Casualty Insurance (0.0%)
	The Hartford Financial Services Group, Inc., 6.625%, 4/15/42	300,000	381

	Total		381

	Railroads (0.4%)
	Burlington Northern Santa Fe LLC, 3.05%, 3/15/22	1,950,000	2,012
	Burlington Northern Santa Fe LLC, 3.05%, 9/1/22	685,000	708
	Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	585,000	634

Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

Railroads continued
Canadian National Railway Co., 5.85%, 11/15/17	120,000	145
CSX Corp., 3.70%, 10/30/20	115,000	124
CSX Corp., 4.25%, 6/1/21	315,000	354
CSX Corp., 5.60%, 5/1/17	725,000	847
Norfolk Southern Corp., 2.903%, 2/15/23 144A	1,099,000	1,106
Union Pacific Corp., 4.30%, 6/15/42	1,255,000	1,325

Total		7,255

Real Estate Investment Trusts (1.0%)
AvalonBay Communities, Inc., 2.85%, 3/15/23	705,000	696
AvalonBay Communities, Inc., 2.95%, 9/15/22	365,000	364
AvalonBay Communities, Inc., 3.95%, 1/15/21	970,000	1,043
Boston Properties LP, 3.85%, 2/1/23	990,000	1,040
BRE Properties, Inc., 5.20%, 3/15/21	810,000	914
BRE Properties, Inc., 5.50%, 3/15/17	360,000	408
Colonial Realty LP, 6.05%, 9/1/16	255,000	284
DDR Corp., 4.75%, 4/15/18	880,000	975
Duke Realty LP, 6.50%, 1/15/18	1,000,000	1,186
Essex Portfolio LP, 3.625%, 8/15/22 144A	1,885,000	1,882
HCP, Inc., 3.75%, 2/1/16	520,000	552
HCP, Inc., 3.75%, 2/1/19	335,000	353
HCP, Inc., 6.00%, 1/30/17	290,000	333
HCP, Inc., 6.70%, 1/30/18	170,000	205
Health Care REIT, Inc., 3.625%, 3/15/16	440,000	465
Health Care REIT, Inc., 4.125%, 4/1/19	1,505,000	1,619
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18	1,900,000	1,901
Ventas Realty LP/Ventas Capital Corp., 4.25%, 3/1/22	420,000	445
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	2,010,000	2,198
WEA Finance LLC, 7.125%, 4/15/18 144A	305,000	376

Total		17,239

Restaurants (0.3%)
Darden Restaurants, Inc., 3.35%, 11/1/22	300,000	290
Darden Restaurants, Inc., 4.50%, 10/15/21	950,000	1,022
Darden Restaurants, Inc., 6.20%, 10/15/17	540,000	638

The Accompanying Notes are an Integral Part of the Financial Statements.

104	Select Bond Portfolio

Select Bond Portfolio

Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

Restaurants continued
McDonald’s Corp., 2.625%, 1/15/22	1,000,000	1,027
Yum! Brands, Inc., 3.75%, 11/1/21	630,000	671
Yum! Brands, Inc., 3.875%, 11/1/20	560,000	608

Total		4,256

Retail Food and Drug (0.4%)
CVS Caremark Corp., 6.25%, 6/1/27	1,475,000	1,948
Delhaize Group SA, 4.125%, 4/10/19	1,310,000	1,352
Delhaize Group SA, 5.70%, 10/1/40	570,000	534
The Kroger Co., 7.50%, 4/1/31	735,000	954
Safeway, Inc., 6.35%, 8/15/17	1,770,000	2,010

Total		6,798

Retail Stores (0.8%)
Costco Wholesale Corp., 1.70%, 12/15/19	2,210,000	2,225
The Home Depot, Inc., 4.40%, 4/1/21	250,000	295
The Home Depot, Inc., 5.40%, 3/1/16	250,000	286
The Home Depot, Inc., 5.875%, 12/16/36	585,000	769
Limited Brands, Inc., 5.625%, 2/15/22	1,200,000	1,305
Lowe’s Cos., Inc., 3.80%, 11/15/21	200,000	221
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	698,000	820
Macy’s Retail Holdings, Inc., 7.875%, 7/15/15	545,000	635
Nordstrom, Inc., 6.25%, 1/15/18	330,000	400
Nordstrom, Inc., 7.00%, 1/15/38	225,000	319
Target Corp., 2.90%, 1/15/22	1,000,000	1,060
Target Corp., 6.50%, 10/15/37	405,000	565
Wal-Mart Stores, Inc., 2.80%, 4/15/16	450,000	480
Wal-Mart Stores, Inc., 3.25%, 10/25/20	735,000	800
Wal-Mart Stores, Inc., 3.625%, 7/8/20	390,000	433
Wal-Mart Stores, Inc., 4.875%, 7/8/40	625,000	739
Wal-Mart Stores, Inc., 5.625%, 4/15/41	1,480,000	1,938

Total		13,290

Telecommunications (1.1%)
America Movil SAB de CV, 2.375%, 9/8/16	705,000	733

	Corporate Bonds (23.1%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications continued
	America Movil SAB de CV, 5.00%, 3/30/20	1,525,000	1,774
	AT&T, Inc., 2.625%, 12/1/22	1,875,000	1,878
	AT&T, Inc., 2.95%, 5/15/16	1,310,000	1,387
	AT&T, Inc., 3.00%, 2/15/22	1,000,000	1,040
	AT&T, Inc., 5.55%, 8/15/41	2,260,000	2,712
	CenturyLink, Inc., 5.15%, 6/15/17	665,000	717
	CenturyLink, Inc., 6.45%, 6/15/21	1,365,000	1,508
	Qwest Corp., 6.50%, 6/1/17	920,000	1,074
	Telefonica Emisiones SAU, 3.729%, 4/27/15	855,000	879
	TW Telecom Holdings, Inc., 5.375%, 10/1/22 144A	250,000	262
	Verizon Communications, Inc., 3.50%, 11/1/21	1,000,000	1,094
	Verizon Communications, Inc., 5.85%, 9/15/35	1,105,000	1,388
	Verizon Communications, Inc., 6.25%, 4/1/37	425,000	559
	Verizon Communications, Inc., 6.35%, 4/1/19	1,180,000	1,491
	Vodafone Group PLC, 5.375%, 1/30/15	40,000	44

	Total		18,540

	Total Corporate Bonds
	(Cost: $360,516)		389,295

	Governments (35.9%)

	Governments (35.9%)
	Canada Government International Bond, 0.875%, 2/14/17	7,500,000	7,561
	Israel Government AID Bond, 5.50%, 4/26/24	1,910,000	2,528
	Overseas Private Investment Corp., 4.10%, 11/15/14	579,600	604
	US Department of Housing & Urban Development, 6.08%, 8/1/13	460,000	460
	US Department of Housing & Urban Development, 6.17%, 8/1/14	490,000	490
	US Treasury, 0.125%, 12/31/14	200,000,000	199,500
	US Treasury, 0.25%, 9/30/14	78,435,000	78,453
(g)	US Treasury, 0.50%, 7/31/17	120,223,000	119,500

	Governments (35.9%)	Shares/ $ Par	Value $ (000’s)

	Governments continued
	US Treasury, 0.625%, 5/31/17	23,875,000	23,912
(g)	US Treasury, 0.625%, 9/30/17	2,805,000	2,800
	US Treasury, 0.75%, 6/30/17	24,470,000	24,615
(g)	US Treasury, 1.625%, 8/15/22	3,910,000	3,884
	US Treasury, 1.625%, 11/15/22	1,430,000	1,414
	US Treasury, 1.75%, 5/15/22	11,195,000	11,292
(g)	US Treasury, 2.75%, 8/15/42	17,440,000	16,841
	US Treasury, 3.00%, 5/15/42	20,995,000	21,389
	US Treasury, 4.50%, 2/15/36	23,510,000	30,941
	US Treasury, 5.375%, 2/15/31	40,970,000	58,485

	Total Governments
	(Cost: $604,214)		604,669

	Municipal Bonds (1.8%)

	Municipal Bonds (1.8%)
	American Municipal Power, Inc., Series 2010, 5.939%, 2/15/47 RB	1,930,000	2,241
	Bay Area Toll Authority San Francisco Bay Area Toll Bridge, Series 2009-F, 6.263%, 4/1/49 RB	100,000	139
	Board of Regents of the University of Texas System, Series 2010C, 4.794%, 8/15/46 RB	1,525,000	1,807
	Board of Regents of the University of Texas System, Series 2009B, 6.276%, 8/15/41 RB	500,000	587
	The City of New York, Series C-1, 5.517%, 10/1/37 GO	870,000	1,075
	Connecticut Housing Finance Authority, Series D-2, 5.00%, 11/15/26 RB	1,095,000	1,095
	Dallas Area Rapid Transit, Series 2010B, 5.022%, 12/1/48 RB	1,740,000	2,084
	Dallas Independent School District, Series 2010C, 6.45%, 2/15/35 GO, PSF	1,755,000	2,207
	Dormitory Authority of the State of New York, Series 2010H, 5.389%, 3/15/40 RB	290,000	357
	Energy Northwest, Series E, 2.197%, 7/1/19 RB	1,685,000	1,727

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	105

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Municipal Bonds (1.8%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
The Illinois State Toll Highway Authority, Series A, 6.184%, 1/1/34 RB	280,000	354
Los Angeles Unified School District, Series RY, 6.758%, 7/1/34 GO	875,000	1,168
Metropolitan Transportation Authority, Series 2010C-1, 6.687%, 11/15/40 RB	285,000	368
Metropolitan Transportation Authority, Series 2009C, 7.336%, 11/15/39 RB	550,000	806
Montana Facility Finance Authority, Series 2010A, 4.75%, 5/20/37 RB, GNMA, FHA	3,970,000	4,312
New Jersey Turnpike Authority, Series 2009F, 7.414%, 1/1/40 RB	775,000	1,144
New York City Municipal Water Finance Authority, Series AA, 5.44%, 6/15/43 RB	640,000	802
New York City Municipal Water Finance Authority, Series AA-1, 5.75%, 6/15/41 RB	170,000	220
Port Authority New York & New Jersey, Series 168, 4.926%, 10/1/51 RB	1,510,000	1,673
State of California, Series 2010, 5.70%, 11/1/21 GO	1,140,000	1,358
State of Illinois, Series 2011, 4.961%, 3/1/16 GO	1,970,000	2,158
Texas Transportation Commission, Series 2010A, 4.681%, 4/1/40 GO	522,000	612
University of California Regents Medical Center, Series H, 6.548%, 5/15/48 RB	1,230,000	1,638

Total Municipal Bonds
(Cost: $25,661)		29,932

Structured Products (36.9%)

Structured Products (36.9%)
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.253%, 2/14/43 IO	3,539,788	115

Structured Products (36.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Banc of America Funding Corp., Series 2007-1, Class TA1A, 0.27%, 1/25/37	578,056	308
Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.30%, 5/25/37	735,011	461
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PWR18, Class A2, 5.613%, 6/11/50	1,260,448	1,290
Chase Issuance Trust, Series 2012-A5, Class A5, 0.59%, 8/15/17	3,500,000	3,503
Citigroup Commercial Mortgage Trust, Series 2010-RR3, Class MLSR, 5.737%, 6/14/50 144A	8,150,000	9,387
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	232,866	236
CNH Equipment Trust, Series 2012-A, Class A4, 1.38%, 2/15/18	2,335,000	2,380
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	1,490,000	1,656
Discover Card Master Trust, Series 2012-A1, Class A1, 0.81%, 8/15/17	3,360,000	3,383
Discover Card Master Trust I, Series 2012-B3, Class B3, 0.659%, 5/15/18	5,500,000	5,500
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 1.169%, 2/15/31 IO	5,323,616	143
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.463%, 10/15/30 IO 144A	5,001,864	55
FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	6,371,714	6,467
Federal Home Loan Mortgage Corp., Series K009, Class X1, 1.506%, 8/25/20 IO	26,556,659	2,193
Federal Home Loan Mortgage Corp., 3.00%, 11/1/21	621,332	654
Federal Home Loan Mortgage Corp., 3.00%, 11/1/25	1,212,233	1,274

Structured Products (36.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 3.00%, 8/1/26	3,727,433	3,920
Federal Home Loan Mortgage Corp., 3.00%, 11/1/26	1,735,296	1,825
Federal Home Loan Mortgage Corp., 3.00%, 12/1/26	2,198,137	2,312
Federal Home Loan Mortgage Corp., 3.00%, 1/1/27	3,592,269	3,778
Federal Home Loan Mortgage Corp., 3.00%, 5/1/27	441,123	465
Federal Home Loan Mortgage Corp., 3.00%, 10/1/42	624,989	654
Federal Home Loan Mortgage Corp., 3.00%, 11/1/42	7,958,962	8,328
Federal Home Loan Mortgage Corp., 3.50%, 4/1/26	3,347,793	3,520
Federal Home Loan Mortgage Corp., 3.50%, 6/1/26	540,673	569
Federal Home Loan Mortgage Corp., 3.50%, 7/1/26	2,264,578	2,381
Federal Home Loan Mortgage Corp., 3.50%, 1/1/41	1,297,447	1,397
Federal Home Loan Mortgage Corp., 3.50%, 12/1/41	2,024,071	2,154
Federal Home Loan Mortgage Corp., 3.50%, 4/1/42	1,548,006	1,651
Federal Home Loan Mortgage Corp., 3.50%, 6/1/42	99,507	106
Federal Home Loan Mortgage Corp., 3.50%, 7/1/42	1,904,103	2,031
Federal Home Loan Mortgage Corp., 3.50%, 9/1/42	20,074,875	21,408
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	383,119	407
Federal Home Loan Mortgage Corp., 4.00%, 7/1/24	334,776	354
Federal Home Loan Mortgage Corp., 4.00%, 2/1/25	447,916	473
Federal Home Loan Mortgage Corp., 4.00%, 6/1/25	474,835	502
Federal Home Loan Mortgage Corp., 4.00%, 8/1/25	6,067,496	6,414

The Accompanying Notes are an Integral Part of the Financial Statements.

106	Select Bond Portfolio

Select Bond Portfolio

Structured Products (36.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 4.00%, 9/1/25	10,395	11
Federal Home Loan Mortgage Corp., 4.00%, 5/1/26	2,212,688	2,360
Federal Home Loan Mortgage Corp., 4.00%, 12/1/26	231,463	245
Federal Home Loan Mortgage Corp., 4.00%, 8/1/31	1,030,001	1,111
Federal Home Loan Mortgage Corp., 4.00%, 11/1/40	3,391,609	3,624
Federal Home Loan Mortgage Corp., 4.00%, 12/1/40	6,760,959	7,372
Federal Home Loan Mortgage Corp., 4.00%, 1/1/41	9,213,024	9,844
Federal Home Loan Mortgage Corp., 4.00%, 2/1/41	21,033,629	22,474
Federal Home Loan Mortgage Corp., 4.00%, 4/1/41	10,165,038	10,868
Federal Home Loan Mortgage Corp., 4.00%, 8/1/41	3,981,881	4,257
Federal Home Loan Mortgage Corp., 4.00%, 9/1/41	1,623,586	1,735
Federal Home Loan Mortgage Corp., 4.00%, 10/1/41	1,839,125	1,966
Federal Home Loan Mortgage Corp., 4.00%, 1/1/42	9,436,214	10,088
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	518,660	563
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	1,103,651	1,178
Federal Home Loan Mortgage Corp., Series 3065, Class TN, 4.50%, 10/15/33	257,021	260
Federal Home Loan Mortgage Corp., Series 3248, Class LN, 4.50%, 7/15/35	549,642	557
Federal Home Loan Mortgage Corp., 4.50%, 9/1/39	70,962	76
Federal Home Loan Mortgage Corp., 4.50%, 12/1/39	158,352	170
Federal Home Loan Mortgage Corp., 4.50%, 3/1/40	6,772,562	7,293

Structured Products (36.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 4.50%, 4/1/40	4,530,139	4,877
Federal Home Loan Mortgage Corp., 4.50%, 9/1/40	1,484,658	1,626
Federal Home Loan Mortgage Corp., 4.50%, 10/1/40	6,560,948	7,065
Federal Home Loan Mortgage Corp., 4.50%, 1/1/41	2,352,943	2,576
Federal Home Loan Mortgage Corp., 4.50%, 2/1/41	84,709	91
Federal Home Loan Mortgage Corp., 4.50%, 3/1/41	7,449,131	8,038
Federal Home Loan Mortgage Corp., 4.50%, 4/1/41	5,374,966	5,800
Federal Home Loan Mortgage Corp., 4.50%, 5/1/41	533,565	575
Federal Home Loan Mortgage Corp., 4.50%, 6/1/41	3,719,913	4,006
Federal Home Loan Mortgage Corp., 4.50%, 7/1/41	18,493,580	19,955
Federal Home Loan Mortgage Corp., 4.50%, 8/1/41	112,323	121
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	800,050	860
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	171,897	188
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	653,448	713
Federal Home Loan Mortgage Corp., 5.00%, 4/1/22	171,482	184
Federal Home Loan Mortgage Corp., 5.00%, 9/1/35	2,356,629	2,594
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	866,119	953
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	8,161,467	9,007
Federal Home Loan Mortgage Corp., 5.00%, 11/1/38	11,472,923	12,346
Federal Home Loan Mortgage Corp., 5.00%, 12/1/38	375,898	404
Federal Home Loan Mortgage Corp., 5.00%, 1/1/39	5,149,347	5,541

Structured Products (36.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.00%, 2/1/39	689,190	742
Federal Home Loan Mortgage Corp., 5.00%, 9/1/39	3,076,029	3,310
Federal Home Loan Mortgage Corp., 5.00%, 11/1/39	115,365	127
Federal Home Loan Mortgage Corp., 5.00%, 12/1/39	1,119,758	1,236
Federal Home Loan Mortgage Corp., 5.00%, 3/1/40	5,102,897	5,491
Federal Home Loan Mortgage Corp., 5.00%, 4/1/40	2,365,229	2,567
Federal Home Loan Mortgage Corp., 5.00%, 2/1/41	148,350	162
Federal Home Loan Mortgage Corp., 5.00%, 4/1/41	202,520	220
Federal Home Loan Mortgage Corp., 5.00%, 5/1/41	647,682	707
Federal Home Loan Mortgage Corp., 5.00%, 3/1/38	3,829,134	4,124
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	224,836	244
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	728,201	789
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	141,859	154
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	1,049,883	1,140
Federal Home Loan Mortgage Corp., 5.50%, 3/1/22	176,206	190
Federal Home Loan Mortgage Corp., 5.50%, 4/1/22	706,028	762
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	725,585	788
Federal Home Loan Mortgage Corp., 5.50%, 5/1/37	2,137,782	2,323
Federal Home Loan Mortgage Corp., 5.50%, 6/1/37	2,307,727	2,555
Federal Home Loan Mortgage Corp., 5.50%, 4/1/38	439,278	475

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	107

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Structured Products (36.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., Series K001, Class A2, 5.651%, 4/25/16	6,313,516	7,046
Federal Home Loan Mortgage Corp., Series 2840, Class LK, 6.00%, 11/15/17	134,760	136
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	922,779	1,032
Federal Home Loan Mortgage Corp., 6.00%, 4/1/37	246,446	268
Federal Home Loan Mortgage Corp., 6.00%, 5/1/37	21,200	23
Federal Home Loan Mortgage Corp., 6.00%, 7/1/37	94,781	103
Federal Home Loan Mortgage Corp., 6.00%, 8/1/37	553,318	602
Federal Home Loan Mortgage Corp., 6.00%, 11/1/37	863,000	940
Federal Home Loan Mortgage Corp., 6.00%, 1/1/38	2,105,396	2,291
Federal Home Loan Mortgage Corp., 6.00%, 2/1/38	460,210	501
Federal Home Loan Mortgage Corp., 6.00%, 3/1/38	357,983	390
Federal Home Loan Mortgage Corp., 6.00%, 11/1/39	4,764,982	5,202
Federal Home Loan Mortgage Corp. TBA, 3.00%, 1/1/43	14,115,000	14,757
Federal Home Loan Mortgage Corp. TBA, 3.50%, 1/1/28	2,610,000	2,744
Federal National Mortgage Association, 2.50%, 7/1/27	4,480,472	4,689
Federal National Mortgage Association, 2.50%, 8/1/27	2,938,123	3,075
Federal National Mortgage Association, 3.00%, 10/1/26	121,400	128
Federal National Mortgage Association, 3.00%, 3/1/27	1,941,368	2,052
Federal National Mortgage Association, 3.00%, 4/1/27	1,253,800	1,325
Federal National Mortgage Association, 3.00%, 6/1/27	2,918,698	3,085

Structured Products (36.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 3.00%, 11/1/42	2,170,151	2,276
Federal National Mortgage Association, 3.50%, 1/1/26	629,214	668
Federal National Mortgage Association, 3.50%, 4/1/26	2,029,163	2,154
Federal National Mortgage Association, 3.50%, 9/1/26	2,643,910	2,806
Federal National Mortgage Association, 3.50%, 11/1/41	1,162,846	1,241
Federal National Mortgage Association, 3.50%, 12/1/41	1,261,791	1,346
Federal National Mortgage Association, 3.50%, 2/1/42	6,495,218	6,930
Federal National Mortgage Association, 3.50%, 6/1/42	7,163,309	7,659
Federal National Mortgage Association, 3.50%, 10/1/42	19,413,233	20,756
Federal National Mortgage Association, 4.00%, 4/1/26	1,057,934	1,144
Federal National Mortgage Association, 4.00%, 5/1/26	1,603,686	1,718
Federal National Mortgage Association, 4.00%, 10/1/41	3,556,904	3,818
Federal National Mortgage Association, 4.00%, 1/1/42	1,773,244	1,903
Federal National Mortgage Association, 4.50%, 6/1/19	2,155,103	2,375
Federal National Mortgage Association, 4.50%, 8/1/19	239,835	259
Federal National Mortgage Association, 4.50%, 12/1/19	171,615	189
Federal National Mortgage Association, 4.50%, 7/1/20	526,429	575
Federal National Mortgage Association, 4.50%, 9/1/20	1,106,219	1,192
Federal National Mortgage Association, 4.50%, 9/1/24	1,366,966	1,471
Federal National Mortgage Association, 4.50%, 11/1/40	2,784,736	3,098
Federal National Mortgage Association, 4.50%, 1/1/41	2,193,859	2,402

Structured Products (36.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 4.50%, 2/1/41	11,020,531	11,958
Federal National Mortgage Association, 4.50%, 3/1/41	386,682	421
Federal National Mortgage Association, 4.50%, 4/1/41	394,683	428
Federal National Mortgage Association, 4.50%, 5/1/41	17,259,018	18,736
Federal National Mortgage Association, 5.00%, 3/1/20	726,600	800
Federal National Mortgage Association, 5.00%, 5/1/20	2,041,748	2,231
Federal National Mortgage Association, 5.00%, 3/1/34	260,656	292
Federal National Mortgage Association, 5.00%, 4/1/35	931,667	1,055
Federal National Mortgage Association, 5.00%, 7/1/35	1,663,286	1,884
Federal National Mortgage Association, 5.00%, 10/1/35	1,233,784	1,397
Federal National Mortgage Association, 5.00%, 2/1/38	354,195	384
Federal National Mortgage Association, 5.00%, 4/1/38	824,347	893
Federal National Mortgage Association, 5.00%, 4/1/41	8,661,806	9,426
Federal National Mortgage Association, 5.32%, 4/1/14	1,249,379	1,290
Federal National Mortgage Association, Series 2006-M1, Class C, 5.355%, 2/25/16	2,945,092	3,037
Federal National Mortgage Association, 5.50%, 4/1/21	466,533	505
Federal National Mortgage Association, 5.50%, 9/1/34	368,962	408
Federal National Mortgage Association, 5.50%, 3/1/35	2,056,530	2,328
Federal National Mortgage Association, 5.50%, 7/1/35	479,583	530
Federal National Mortgage Association, 5.50%, 8/1/35	571,337	626

The Accompanying Notes are an Integral Part of the Financial Statements.

108	Select Bond Portfolio

Select Bond Portfolio

Structured Products (36.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.50%, 9/1/35	6,952,617	7,692
Federal National Mortgage Association, 5.50%, 10/1/35	1,569,140	1,736
Federal National Mortgage Association, 5.50%, 11/1/35	5,733,253	6,342
Federal National Mortgage Association, 5.50%, 1/1/36	3,400,179	3,761
Federal National Mortgage Association, 5.50%, 2/1/37	2,058,781	2,277
Federal National Mortgage Association, 5.50%, 3/1/37	539,248	595
Federal National Mortgage Association, 5.50%, 5/1/37	835,418	924
Federal National Mortgage Association, 5.50%, 6/1/37	163,105	180
Federal National Mortgage Association, 5.50%, 2/1/38	3,269,471	3,614
Federal National Mortgage Association, 5.50%, 3/1/38	290,616	320
Federal National Mortgage Association, 5.50%, 4/1/38	4,420,111	4,877
Federal National Mortgage Association, 5.50%, 5/1/38	6,326,146	6,994
Federal National Mortgage Association, 5.50%, 6/1/38	1,981,430	2,188
Federal National Mortgage Association, 6.00%, 5/1/35	49,059	55
Federal National Mortgage Association, 6.00%, 6/1/35	15,618	17
Federal National Mortgage Association, 6.00%, 7/1/35	1,811,957	1,996
Federal National Mortgage Association, 6.00%, 10/1/35	488,332	538
Federal National Mortgage Association, 6.00%, 11/1/35	1,273,938	1,420
Federal National Mortgage Association, 6.00%, 6/1/36	1,379,453	1,537
Federal National Mortgage Association, 6.00%, 9/1/36	650,791	725
Federal National Mortgage Association, 6.00%, 1/1/37	4,854	5

Structured Products (36.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 6.00%, 6/1/37	8,728	10
Federal National Mortgage Association, 6.00%, 10/1/37	3,923	4
Federal National Mortgage Association, 6.00%, 11/1/37	4,852,113	5,330
Federal National Mortgage Association, 6.00%, 6/1/38	2,074,221	2,266
Federal National Mortgage Association, 6.00%, 10/1/38	3,181,502	3,480
Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	2,760,507	3,132
Federal National Mortgage Association, 6.50%, 10/1/36	481,512	541
Federal National Mortgage Association, 6.50%, 7/1/37	4,922,724	5,523
Federal National Mortgage Association, 6.50%, 9/1/37	2,149,765	2,407
Federal National Mortgage Association, 6.75%, 4/25/18	169,553	178
Federal National Mortgage Association TBA, 2.50%, 1/1/28	6,650,000	6,953
Federal National Mortgage Association TBA, 3.50%, 1/1/43	285,000	304
Ford Credit Auto Owner Trust, Series 2012-A, Class A4, 1.15%, 6/15/17	3,090,000	3,134
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16 144A	7,217,732	7,561
Ford Credit Auto Owner Trust, Series 2009-D, Class D, 8.14%, 2/15/16 144A	5,500,000	5,827
GE Capital Credit Card Master Note Trust, Series 2012-1, Class B, 1.62%, 1/15/18	7,000,000	7,066
Golden Credit Card Trust, Series 2012-2A, Class A1, 1.77%, 1/15/19 144A	6,205,000	6,390
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR, Class CSA, 5.286%, 12/17/39 144A	600,000	681

Structured Products (36.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class GGA, 5.842%, 7/12/38 144A	600,000	690
Government National Mortgage Association, 5.50%, 10/15/31	14,202	16
Government National Mortgage Association, 5.50%, 11/15/31	6,124	7
Government National Mortgage Association, 5.50%, 12/15/31	68,569	76
Government National Mortgage Association, 5.50%, 1/15/32	172,456	191
Government National Mortgage Association, 5.50%, 2/15/32	52,829	59
Government National Mortgage Association, 5.50%, 3/15/32	70,999	78
Government National Mortgage Association, 5.50%, 7/15/32	6,437	7
Government National Mortgage Association, 5.50%, 9/15/32	1,121,007	1,239
Honda Auto Receivables Owner Trust, Series 2012-2, Class A4, 0.91%, 5/15/18	670,000	675
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class ASB, 5.857%, 2/15/51	4,451,141	4,906
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.871%, 4/15/45	3,400,000	3,913
Louisiana Public Facilities Authority, Series 2008, Class A3, 6.55%, 8/1/20	2,400,000	2,958
MASTR Asset Securitization Trust, Series 2004-9, Class 6A1, 5.00%, 9/25/19	304,718	315
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	467,864	489
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	271,790	286
Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Class A2A, 0.28%, 1/25/37	1,413,583	542
Mid-State Trust, Series 6, Class A3, 7.54%, 7/1/35	247,244	251

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	109

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	Structured Products (36.9%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Oncor Electric Delivery Transition Bond Co., Series 2004-1, Class A3, 5.29%, 5/15/18	3,569,515	3,898
	Residential Funding Mortgage Securities I, Series 2003-S18, Class A1, 4.50%, 10/25/18	156,901	161
	Sequoia Mortgage Trust, Series 2011-2, Class A1, 3.90%, 9/25/41	2,809,139	2,879
	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.091%, 8/10/49	4,725,000	4,937
	Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM, 5.466%, 1/15/45	3,330,000	3,675
	Washington Mutual Alternative Mortgage Pass-Through Certficates, Series 2006-6, Class 4A, 6.873%, 11/25/34	517,643	517
	Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 2A2, 2.625%, 12/25/34	907,495	934
	Wells Fargo Mortgage Backed Securities Trust, Series 2003-12, Class A1, 4.75%, 11/25/18	52,009	54
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	259,194	273

	Total Structured Products
	(Cost: $596,578)		622,936

	Short-Term Investments (7.4%)

	Autos (0.8%)
(b)	American Honda Finance Corp., 0.331%, 12/5/13 144A	5,000,000	4,999
(b)	Toyota Motor Credit Corp., 0.20%, 1/2/13	10,000,000	10,000

	Total		14,999

	Commercial Banks Non-US (0.3%)
(b)	Bank of Nova Scotia/Houston, 0.745%, 10/18/13	5,000,000	5,017

	Total		5,017

	Commercial Banks US (0.7%)
(b)	Bank of America NA, 0.20%, 1/3/13	11,000,000	11,000

	Total		11,000

	Short-Term Investments (7.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Products/Retailing (0.6%)
(b)	Wal-Mart Stores, Inc., 0.10%, 1/30/13	10,000,000	9,999

	Total		9,999

	Electronics (0.4%)
(b)	International Business Machines Corp., 0.05%, 1/2/13	7,400,000	7,400

	Total		7,400

	Federal Government & Agencies (0.3%)
(b)	Federal Home Loan Mortgage Corp., 0.135%, 2/25/13	5,000,000	4,999

	Total		4,999

	Finance Services (1.5%)
(b)	Alpine Securitization Corp., 0.17%, 1/22/13	10,000,000	9,999
(b)	Alpine Securitization Corp., 0.18%, 1/2/13	5,000,000	5,000
(b)	Govco LLC, 0.23%, 1/22/13	5,000,000	4,999
(b)	Govco LLC, 0.27%, 1/31/13	5,000,000	4,999

	Total		24,997

	Miscellaneous Business Credit Institutions (0.6%)
(b)	General Electric Capital Corp., 1.016%, 4/24/14	10,000,000	10,073

	Total		10,073

	Personal Credit Institutions (0.6%)
(b)	Old Line Funding LLC, 0.05%, 1/3/13	5,000,000	5,000
(b)	Straight-A Funding LLC, 0.16%, 1/7/13	5,000,000	5,000

	Total		10,000

	Restaurants (1.0%)
(b)	Darden Restaurants, Inc., 0.28%, 1/2/13	16,700,000	16,700

	Total		16,700

	Retail Food and Drug (0.6%)
(b)	CVS Caremark Corp., 0.27%, 1/2/13	10,000,000	10,000

	Total		10,000

	Total Short-Term Investments
	(Cost: $125,112)		125,184

	Total Investments (105.1%)
	(Cost: $1,712,081)(a)		1,772,016

	Other Assets, Less Liabilities (-5.1%)		(86,723)

	Net Assets (100.0%)		1,685,293

The Accompanying Notes are an Integral Part of the Financial Statements.

110	Select Bond Portfolio

Select Bond Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012 the value of these securities (in thousands) was $92,501 representing 5.5% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

FHA — Federal Housing Authority

GNMA — Government National Mortgage Association

PSF — Permanent School Fund

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $1,713,160 and the net unrealized appreciation of investments based on that cost was $58,856 which is comprised of $64,387 aggregate gross unrealized appreciation and $5,531 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Five Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2012, $27,373)	220	3/13	$(3)
US Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2012, $48,548)	325	3/13	610
US Two Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2012, $13,450)	61	3/13	(2)
US Ultra Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2012, $3,813)	23	3/13	(74)

(d)	Defaulted Security

(f)	Foreign Bond — par value is foreign denominated

— Federative Republic — Brazilian Real

— Morgan Stanley — Brazilian Real

(g)	All or portion of the securities have been loaned. See Note 4G in the Notes to Financial Statements.

(n)	Security valued in good faith by the Board of Directors.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Government & US Agency Bonds	$-	$604,669	$-
Foreign Bonds	-	5,126	-
Municipal Bonds	-	29,932	-
Corporate Bonds	-	384,169	-
Structured Products	-	616,469	6,467
Short-Term Investments	-	125,184	-
Other Financial Instruments^
Futures	610	-	-
Liabilities:
Other Financial Instruments^
Futures	(79)	-	-
Total	$531	$1,765,549	$6,467

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

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Long-Term U.S. Government Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with preservation of capital and prudent investment management.	Invest primarily in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises, and in derivatives designed to replicate such securities.	$113 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Long-Term U.S. Government Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of non-government related investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage- and asset-backed securities, or in preferred stocks. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Market Overview

2012 was a year defined globally by a dynamic, polarized political process. The year began with a focus on Europe, as the seemingly inevitable Greek tragedy fueled speculation of when, not if, the European Union (EU) would see its membership shrink. In late July, a few determined statements from the European Central Bank (ECB) President Mario Draghi—later reinforced in early September by the ECB Governing Council—stabilized markets and postponed any sovereign exits from the EU. The markets spent the remainder of the year weighing the efficacy of a “do whatever it takes to safeguard monetary union” policy stance versus the Greek austerity commitment and Spanish financial system stability.

The eurozone had to compete with the United States for headlines, as the U.S. political climate often relegated geopolitical instability and uprising to second page news. Markets confronted an evolving monetary policy that produced multiple extensions of rate guidance (now mid-2015), a third quantitative easing (QE3) mortgage purchase program and additional, targeted Treasury purchases with the expiry of “Operation Twist”, the explicit use of unemployment and inflation quantitative thresholds and a growing NY Federal Reserve balance sheet and System Open Market Account which currently stands at $2.65 trillion.

While the President’s reelection likely cemented the fate of the Affordable Care Act and Dodd-Frank reforms, market participants quickly turned their attention to the uncertainty surrounding the impending fiscal cliff. Both political parties recognized that averting the cliff was essential to avoiding a recession in 2013, but negotiations were strained for much of the quarter with Democrats seeking increased tax revenue from the wealthiest Americans and Republicans asking for spending cuts on entitlement programs. Ultimately, hopes of a grand bargain abated and gave way to a short-term deal, thus opening the door to further fiscal negotiations, most notably on a debt ceiling increase and spending cuts (the “sequester”), in 2013.

Portfolio Results

The Portfolio returned 3.75% for the twelve months ended December 31, 2012. By comparison, the Portfolio’s benchmark, the Barclays® Long-Term U.S. Treasury Index (the “Index”) returned 3.56%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the 2.94% average return of the Long Government peer group according to Morningstar®, Inc., an independent mutual fund ranking agency.

Relative to the Index, the Portfolio’s duration underweight to the long end of the curve detracted from performance, as yields fell across most of the curve; although exposure obtained via Treasury futures slightly offset this negative impact. Tactical exposure to Agency mortgages, however, added to returns. Additionally, an allocation to municipal bonds contributed to performance. A focus on the corporate sector also added to relative performance.

Portfolio Manager Outlook

The following forward looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

We expect the global economy to grow at a real rate of 1.5 to 2.0% in 2013, representing a slowdown from the 2.2% pace of growth seen over the past twelve months. Real growth, we believe, will be moderated by efforts to resolve debt overhangs through fiscal restraint as evidenced by the slowing in corporate profits, capital expenditures and global trade.

Simultaneously, inflation will likely decrease in the near term. We expect households will continue to delever their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could, however, be bolstered by the continued resolve of central banks. The balance of these forces will determine if GDP growth has slowed to stall speed or if a coordinated global slowdown can be averted.

112	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	Since Inception*
Long-Term U.S. Government Bond Portfolio	3.75%	10.69%	10.78%
Barclays® Long-Term U.S. Treasury Index	3.56%	9.71%	9.95%
Morningstar® US Insurance Fund Long Government Average	2.94%	8.61%	-
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee is to timely repayment of the principal and interest if held to maturity, and does not apply to derivative securities held by the Portfolio. Guarantee does not eliminate market risk. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. Government bond funds that do not use derivatives. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Long-Term U.S. Government Bond Portfolio	113

Long-Term U.S. Government Bond Portfolio

Top 10 Fixed Income Holdings 12/31/12

Security Description	% of Market Value
US Treasury, Various	82.4%
Residual Funding Stripped, Various	4.5%
Federal National Mortgage Association, Various	4.4%
Financing Corp., Various	2.3%
Israel Government AID Bond, Various	2.3%
Federal Home Loan Mortgage Corp., Series 4092, Class AY, 3.00%, 8/15/32	2.0%
Tennessee Valley Authority, Various	1.9%
Federal Home Loan Mortgage Corp., Series 2752, Class EZ, 5.50%, 2/15/34	0.8%
Vessel Management Services, Inc., 3.432%, 8/15/36	0.6%
Iowa State Special Obligation Build America Bonds, 6.75%, 6/1/34	0.4%

Sector Allocation 12/31/12

Sector Allocation is based on fixed income investments.

Sector Allocation and Top 10 Holdings are subject to change.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio is invested in securities rated Aa by Moody’s or AA by S&P.

114	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Schedule of Investments

December 31, 2012

Corporate Bonds (0.6%)	Shares/ $ Par	Value $ (000’s)

Transportation (0.6%)
Vessel Management Services, Inc., 3.432%, 8/15/36	672,000	701

Total Corporate Bonds
(Cost: $672)		701

Governments (97.0%)

Governments (97.0%)
Federal National Mortgage Association, 2.25%, 3/15/16	700,000	739
Federal National Mortgage Association, 5.625%, 7/15/37	300,000	432
Federal National Mortgage Association, 5.625%, 4/17/28	100,000	135
Federal National Mortgage Association, 6.625%, 11/15/30	1,100,000	1,675
Federal National Mortgage Association, 7.125%, 1/15/30	700,000	1,100
Financing Corp., 8.60%, 9/26/19	700,000	1,008
Financing Corp. Stripped, 0.00%, 12/27/18	500,000	455
Financing Corp. Stripped, 0.00%, 9/26/19	1,300,000	1,168
Israel Government AID Bond, 0.00%, 5/15/21	200,000	169
Israel Government AID Bond, 0.00%, 2/15/23	100,000	78
Israel Government AID Bond, 0.00%, 5/15/23	500,000	387
Israel Government AID Bond, 5.50%, 9/18/33	300,000	404
Israel Government AID Bond, 5.50%, 9/18/23	800,000	1,055
Israel Government AID Bond, 5.50%, 12/4/23	300,000	397
Israel Government AID Bond, 5.50%, 4/26/24	100,000	132
Residual Funding Corp. Stripped, 0.00%, 4/15/30	4,100,000	2,454
Residual Funding Corp. Stripped, 0.00%, 10/15/20	2,000,000	1,751
Resolution Funding Corp. Stripped, 0.00%, 1/15/20	700,000	629

Governments (97.0%)	Shares/ $ Par	Value $ (000’s)

Governments continued
Resolution Funding Corp. Stripped, 0.00%, 4/15/28	400,000	255
Tennessee Valley Authority, 4.625%, 9/15/60	300,000	359
Tennessee Valley Authority, 5.375%, 4/1/56	1,100,000	1,498
Tennessee Valley Authority Stripped, 0.00%, 5/1/20	500,000	273
US Treasury, 0.375%, 7/31/13	1,105,000	1,107
US Treasury, 2.00%, 11/15/21	3,800,000	3,944
US Treasury, 3.125%, 11/15/41	8,300,000	8,688
US Treasury, 3.50%, 2/15/39	3,100,000	3,504
US Treasury, 3.75%, 8/15/41	500,000	588
US Treasury, 4.25%, 11/15/40	15,750,000	20,111
US Treasury, 4.375%, 11/15/39	5,600,000	7,285
US Treasury, 4.375%, 5/15/41	5,600,000	7,296
US Treasury, 4.50%, 5/15/38	100,000	132
US Treasury, 4.50%, 8/15/39	2,505,000	3,320
US Treasury, 5.375%, 2/15/31	1,800,000	2,569
US Treasury, 5.50%, 8/15/28	100,000	141
US Treasury, 6.00%, 2/15/26	1,100,000	1,592
US Treasury, 6.25%, 5/15/30	13,900,000	21,493
US Treasury, 6.25%, 8/15/23	100,000	143
US Treasury, 6.75%, 8/15/26	100,000	154
US Treasury, 7.125%, 2/15/23	1,100,000	1,659
US Treasury, 8.75%, 8/15/20	600,000	929
US Treasury Stripped, 0.00%, 5/15/33	1,000,000	555
US Treasury Stripped, 0.00%, 5/15/37	1,700,000	815
US Treasury Stripped, 0.00%, 5/15/40	11,400,000	4,942
US Treasury Stripped, 0.00%, 8/15/40	2,100,000	901
US Treasury Stripped, 0.00%, 2/15/41	2,300,000	969

Governments (97.0%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury Stripped, 0.00%, 5/15/42	800,000	318

Total Governments
(Cost: $104,804)		109,708

Municipal Bonds (0.9%)

Municipal Bonds (0.9%)
Iowa State Special Obligation Build America Bonds, Series 2009-B, 6.75%, 6/1/34 RB	400,000	478
New York City Municipal Water Finance Authority, Series GG, 5.00%, 6/15/43 RB	300,000	337
Poway Unified Public School District, Series 2007, 4.50%, 9/15/37 RB, AMBAC	200,000	200

Total Municipal Bonds
(Cost: $881)		1,015

Structured Products (6.0%)

Structured Products (6.0%)
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3, 2.559%, 7/25/33	4,375	4
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 2.687%, 8/25/33	5,235	5
Federal Home Loan Mortgage Corp., Series 3346, Class FA, 0.439%, 2/15/19	36,203	36
Federal Home Loan Mortgage Corp., Series 4092, Class AY, 3.00%, 8/15/32	2,200,000	2,241
Federal Home Loan Mortgage Corp., Series 3203, Class ZW, 5.00%, 11/15/35	409,785	467

The Accompanying Notes are an Integral Part of the Financial Statements.

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Long-Term U.S. Government Bond Portfolio

Structured Products (6.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., Series 2752, Class EZ, 5.50%, 2/15/34	811,863	922
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T61, Class 1A1, 1.535%, 7/25/44	26,832	27
Federal National Mortgage Association, Series 2007-114, Class A6, 0.41%, 10/27/37	100,000	100
Federal National Mortgage Association, Series 2007-39, Class NZ, 4.25%, 5/25/37	254,354	281
Federal National Mortgage Association, 5.00%, 6/1/35	319,320	349
Federal National Mortgage Association, 5.00%, 2/1/36	547,046	595
General Motors Acceptance Corp. Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A, 3.632%, 6/25/34	15,987	16
Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 1.265%, 4/25/38	211,455	212
Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 0.751%, 7/9/21 144A	321,787	320
Merrill Lynch Mortgage Investors, Inc., Series 2003-A3, Class 1A, 2.545%, 5/25/33	12,858	13
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 3A, 3.195%, 5/25/33	4,218	4
MLCC Mortgage Investors, Inc., Series 2005-3, Class 4A, 0.46%, 11/25/35	31,314	29
SLM Student Loan Trust, Series 2007-2, Class A2, 0.315%, 7/25/17	219,926	220
SLM Student Loan Trust, Series 2008-7, Class A2, 0.815%, 10/25/17	132,514	133

	Structured Products (6.0%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	SLM Student Loan Trust, Series 2003-7A, Class A5A, 1.508%, 12/15/33 144A	232,999	230
	SLM Student Loan Trust, Series 2008-9, Class A, 1.815%, 4/25/23	383,260	399
	South Carolina Student Loan Corp., Series 2008-1, Class A2, 0.861%, 3/1/18	165,287	166
	Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1, 0.87%, 10/19/34	11,857	12
	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR1, Class A, 2.569%, 3/25/34	39,348	40

	Total Structured Products
	(Cost: $6,393)		6,821

	Short-Term Investments (59.7%)

	Federal Government & Agencies (16.8%)
	Federal Home Loan Bank, 0.03%, 1/14/13	10,000,000	10,000
	Federal Home Loan Bank, 0.16%, 2/19/13	100,000	100
	Federal National Mortgage Association, 0.155%, 3/6/13	900,000	900
	US Treasury Bill, 0.004%, 7/25/13	95,000	95
(b)	US Treasury Bill, 0.142%, 12/12/13	6,000,000	5,992
	US Treasury Bill, 0.18%, 11/14/13	500,000	499
	US Treasury Bill, 0.19%, 8/22/13	1,400,000	1,399

	Total		18,985

	Other Holdings (0.1%)
	JPMorgan Money Market Fund	113,289	113

	Total		113

Short-Term Investments (59.7%)	Shares/ $ Par	Value $ (000’s)

Repurchase Agreements (42.8%)
US Treasury Inflation Repurchase, 0.23%, dated 12/31/12, due 1/2/13, (collateralized by US Treasury Inflation Index Bond, 3.875%, 4/15/29, valued at $202,909, repurchase proceeds of $200,000)	200,000	200
US Treasury Repurchase, 0.22%, dated 12/31/12, due 1/2/13, (collateralized by US Treasury Note, 2.125%, 12/31/15, valued at $12,791,713, repurchase proceeds of $12,500,000)	12,500,000	12,500
US Treasury Repurchase, 0.23%, dated 12/31/12, due 1/2/13, (collateralized by US Treasury Note, 0.125%, 12/31/14, valued at $204,488, repurchase proceeds of $200,000)	200,000	200
US Treasury Repurchase, 0.23%, dated 12/31/12, due 1/2/13, (collateralized by US Treasury Note, 0.125%, 12/31/14, valued at $510,720, repurchase proceeds of $500,000)	500,000	500
US Treasury Repurchase, 0.23%, dated 12/31/12, due 1/2/13, (collateralized by US Treasury Note, 0.875%, 4/30/17, valued at $17,971,389, repurchase proceeds of $17,600,000)	17,600,000	17,600
US Treasury Repurchase, 0.23%, dated 12/31/12, due 1/2/13, (collateralized by US Treasury Note, 1.50%, 7/31/16, valued at $16,430,529, repurchase proceeds of $16,200,000)	16,200,000	16,200

The Accompanying Notes are an Integral Part of the Financial Statements.

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Long-Term U.S. Government Bond Portfolio

Short-Term Investments (59.7%)	Shares/ $ Par	Value $ (000’s)

Repurchase Agreements continued
US Treasury Repurchase, 0.23%, dated 12/31/12, due 1/2/13, (collateralized by US Treasury Note, 2.125%, 12/31/15, valued at $205,215, repurchase proceeds of $200,000)	200,000	200
US Treasury Repurchase, 0.23%, dated 12/31/12, due 1/2/13, (collateralized by US Treasury Note, 3.375%, 7/31/13, valued at $201,691, repurchase proceeds of $200,000)	200,000	200
US Treasury Repurchase, 0.24%, dated 12/31/12, due 1/2/13, (collateralized by US Treasury Note, 2.50%, 3/31/15, valued at $202,822, repurchase proceeds of $200,000)	200,000	200
US Treasury Repurchase, 0.25%, dated 12/31/12, due 1/2/13, (collateralized by US Treasury Note, 0.25%, 1/15/15, valued at $203,952, repurchase proceeds of $200,000)	200,000	200
US Treasury Repurchase, 0.25%, dated 12/31/12, due 1/2/13, (collateralized by US Treasury Note, 1.00%, 9/30/16, valued at $203,585, repurchase proceeds of $200,000)	200,000	200

Short-Term Investments (59.7%)	Shares/ $ Par	Value $ (000’s)

Repurchase Agreements continued
US Treasury Repurchase, 0.25%, dated 12/31/12, due 1/2/13, (collateralized by US Treasury Note, 1.50%, 6/30/16, valued at $204,218, repurchase proceeds of $200,000)	200,000	200

Total		48,400

Total Short-Term Investments
(Cost: $67,497)		67,498

Total Investments (164.2%)
(Cost: $180,247)(a)		185,743

Other Assets, Less
Liabilities (-64.2%)		(72,607)

Net Assets (100.0%)		113,136

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio	117

Long-Term U.S. Government Bond Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012 the value of these securities (in thousands) was $550 representing 0.5% of the net assets.

RB — Revenue Bond

AMBAC — American Municipal Bond Assurance Corp.

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $184,996 and the net unrealized appreciation of investments based on that cost was $747 which is comprised of $9,918 aggregate gross unrealized appreciation and $9,171 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2012, $897)	6	3/13	$(12)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Government & US Agency Bonds	$-	$109,708	$-
Municipal Bonds	-	1,015	-
Corporate Bonds	-	701	-
Structured Products	-	6,821	-
Short-Term Investments	113	67,385	-
Liabilities:
Other Financial Instruments^
Futures	(12)	-	-
Total	$101	$185,630	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

118	Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Total return using a strategy that seeks to	Invest substantially all assets in investment grade debt	$254 million
protect against U.S. inflation.	securities, with a majority in inflation-linked debt securities.

Portfolio Overview

Mason Street Advisors, the investment adviser for the Inflation Protection Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets in inflation-linked debt securities. These securities include inflation-linked U.S. Treasury Securities, inflation-linked securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-linked securities issued by other entities such as domestic and foreign corporations and governments. The Portfolio also may invest in fixed income securities that are not linked to inflation, including mortgage-and asset-backed securities. The Portfolio invests in investment grade securities, but may also invest in high yield securities (so called “junk bonds”) up to a limit of 10% of Portfolio assets. Due to Internal Revenue Code provisions governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity, such as the U.S. Treasury.

Market Overview

Despite persistent concerns about weakening global economies and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures, which fueled much of the period’s market optimism—and long-term inflation expectations.

The year began on an upbeat note, as select economic data improved and ongoing efforts from the European Central Bank (ECB) helped calm the latest round of default fears in the eurozone. But, a barrage of disappointing U.S. economic data released in the second calendar quarter of 2012, combined with ongoing problems in Europe, stifled the prevailing investor optimism, reigniting recession fears and triggering a short-term market selloff.

In this environment, investors presumed the ECB and the U.S. Federal Reserve (the Fed) would step in with additional stimulus measures. This anticipation—and the eventual announcements of the programs in September 2012—sparked a rally among riskier assets late in the period. Also, the Fed announced it would maintain its current ultra-low interest rate policy until unemployment dips to 6.5% or the one- to two-year inflation outlook exceeds 2.5%. These announcements further fueled longer-term inflation fears. Meanwhile, current inflation, as measured by the Consumer Price Index (CPI), eased during the year, primarily due to declines in the index’s energy component and used cars and trucks.

Returns on Treasury securities remained positive for the year, as yields generally declined. Treasury inflation-protected securities (TIPS) outperformed their nominal Treasury counterparts, as the inflationary implications of the Fed’s bond-buying and near-zero interest rate policy triggered demand for TIPS.

Portfolio Results

The Portfolio returned 7.35% for the twelve months ended December 31, 2012. The Portfolio’s benchmark, the Barclays® US Treasury Inflation Protected Securities Index (the “Index”), returned 6.98% for the year. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return of the Inflation-Protected Bond peer group was 7.37%, according to Morningstar ® Inc., an independent mutual fund rating agency.

The Portfolio’s performance benefited from the generally favorable climate for TIPS, stemming largely from growing long-term inflation expectations associated with the Fed’s ongoing stimulus efforts. The Portfolio’s outperformance relative to the Index was due to strong performance from some of the Portfolio’s non-Index securities (held in the Portfolio, but not present in the Index).

The Portfolio was as fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (55% of the Portfolio). The remainder of the Portfolio included non-dollar inflation-linked bonds, investment-grade corporate, mortgage and agency securities, and, earlier in the year, a small allocation to high-yield bonds. Although all of these sectors generated positive results for the year, the corporate and higher-yielding mortgage securities held in the Portfolio outperformed TIPS and helped account for the Portfolio’s better results relative to the all-TIPS Index.

In an effort to maintain maximum portfolio inflation protection and provide TIPS-like performance without investing further in TIPS, the Portfolio held inflation “swaps” to create an inflation-linked “overlay” for the non-inflation-linked securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). The Portfolio’s swaps outperformed and drove the Portfolio’s better relative results for the year, primarily because we used corporate securities as the counterparts to the swap agreements, and corporates generally outperformed TIPS.

Inflation Protection Portfolio	119

Inflation Protection Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We expect inflation to remain relatively contained in the near term. Longer term, though, record federal debt and the Fed’s aggressive monetary policy eventually may result in higher inflation than what is currently priced into the Treasury market. We believe this scenario underscores the importance of securing potential inflation hedges and protecting purchasing power with TIPS.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	Since Inception*
Inflation Protection Portfolio	7.35%	6.59%	7.03%
Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index	6.98%	7.04%	7.65%
Lipper® Variable Insurance Products (VIP) Inflation Protected Bonds Funds Average	7.37%	6.84%	-
*	Inception date of 4/30/07

The performance data quoted represents past
performance. Past performance is historical and does
not guarantee future performance. Investment return
and principal value will fluctuate, so that shares, when
redeemed, may be worth more or less than their
original cost. Current performance may be lower or
higher than the performance data quoted. For the
most recent month-end performance information visit
www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

This Portfolio invests over 50% of its assets in
inflation-linked bonds. Inflation-linked bonds issued by
the U.S. Government, known as TIPs, are fixed income
securities whose principal value is periodically
adjusted according to the rate of inflation. Neither the
current market value of the inflation-linked bonds nor
the share value of the fund that invests in them is
guaranteed, and either or both may fluctuate. Those
portions of the Portfolio which are not invested in
inflation linked securities will not be automatically
protected from inflation. The Portfolio may use
derivative instruments for hedging or other purposes
as part of its investment strategy. Use of these
instruments may involve certain costs and risks such
as liquidity risk, interest rate risk, counterparty risk,
market risk, credit risk, management risk and the risk
that the Portfolio could not close out a position when
it would be most advantageous to do so. Portfolios
investing in derivatives could lose more than the
principal amount invested in those instruments.

As a non-diversified portfolio, the Portfolio may invest
a greater percentage of its assets in a single security
or a small number of securities. Holding fewer
securities increases the risk that the value of the
Portfolio could go down because of the poor
performance of a single investment.

120	Inflation Protection Portfolio

Inflation Protection Portfolio

Top 10 Fixed Income Holdings 12/31/12

Security Description	% of Net Assets
US Treasury Inflation Index Bond, Various	53.1%
Federal Home Loan Mortgage Corp., Various	7.8%
United Kingdom Gilt Inflation Linked, Various	6.8%
France Government Bond OAT, Various	4.6%
Federal National Mortgage Association, Various	4.0%
Deutsche Bundesrepublik Inflation Linked Bond, Various	1.4%
Canadian Government Bond, Various	0.9%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, 4/15/18	0.4%
Comcast Corp., Various	0.4%
General Electric Capital Corp., Various	0.4%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Inflation Protection Portfolio	121

Inflation Protection Portfolio

Schedule of Investments

December 31, 2012

Corporate Bonds (10.8%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.6%)
Boeing Capital Corp., 2.125%, 8/15/16	130,000	135
L-3 Communications Corp., 5.20%, 10/15/19	50,000	57
Lockheed Martin Corp., 2.125%, 9/15/16	100,000	104
Lockheed Martin Corp., 4.25%, 11/15/19	385,000	434
Raytheon Co., 2.50%, 12/15/22	300,000	296
Raytheon Co., 3.125%, 10/15/20	110,000	117
Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	300,000	319

Total		1,462

Auto Manufacturing (0.2%)
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	100,000	110
Ford Motor Credit Co. LLC, 7.00%, 10/1/13	100,000	105
Toyota Motor Credit Corp., 3.30%, 1/12/22	300,000	324

Total		539

Banking (1.3%)
Bank of America Corp., 5.75%, 12/1/17	350,000	408
The Bear Stearns Cos. LLC, 4.11%, 1/10/14	70,000	70
Capital One Financial Corp., 3.15%, 7/15/16	100,000	106
Citigroup, Inc., 4.587%, 12/15/15	500,000	546
Citigroup, Inc., 6.01%, 1/15/15	140,000	153
The Goldman Sachs Group, Inc., 5.75%, 1/24/22	230,000	272
The Goldman Sachs Group, Inc., 6.15%, 4/1/18	200,000	235
The International Bank for Reconstruction & Development, 7.625%, 1/19/23	500,000	749
JPMorgan Chase & Co., 4.50%, 1/24/22	500,000	565
PNC Bank, N.A., 6.00%, 12/7/17	200,000	241

Total		3,345

Basic Materials (0.3%)
BHP Billiton Finance USA, Ltd., 3.25%, 11/21/21	180,000	194

Corporate Bonds (10.8%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
CF Industries, Inc., 6.875%, 5/1/18	180,000	220
Ecolab, Inc., 4.35%, 12/8/21	160,000	179
Rio Tinto Finance USA, Ltd., 3.75%, 9/20/21	280,000	299

Total		892

Beverage/Bottling (0.6%)
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	400,000	487
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	120,000	160
Brown-Forman Corp., 3.75%, 1/15/43	100,000	100
The Coca-Cola Co., 3.625%, 3/15/14	100,000	104
Coca-Cola Refreshments USA, Inc., 4.25%, 3/1/15	100,000	107
Dr. Pepper Snapple Group, Inc., 2.90%, 1/15/16	320,000	337
SABMiller Holdings, Inc., 2.45%, 1/15/17 144A	200,000	209

Total		1,504

Cable/Media/Broadcasting/Satellite (1.0%)
Comcast Corp., 5.90%, 3/15/16	120,000	138
Comcast Corp., 6.50%, 11/15/35	200,000	257
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.55%, 3/15/15	400,000	421
NBCUniversal Media LLC, 4.375%, 4/1/21	340,000	382
NBCUniversal Media LLC, 5.15%, 4/30/20	240,000	284
News America, Inc., 6.90%, 8/15/39	110,000	144
Time Warner Cable, Inc., 6.75%, 7/1/18	360,000	450
Time Warner, Inc., 4.875%, 3/15/20	110,000	128
Viacom, Inc., 4.50%, 3/1/21	250,000	281

Total		2,485

Conglomerate/Diversified Manufacturing (0.4%)
The Dow Chemical Co., 2.50%, 2/15/16	130,000	135

Corporate Bonds (10.8%)	Shares/ $ Par	Value $ (000’s)

Conglomerate/Diversified Manufacturing continued
The Dow Chemical Co., 5.90%, 2/15/15	50,000	55
Eastman Chemical Co., 2.40%, 6/1/17	300,000	310
General Electric Co., 5.25%, 12/6/17	60,000	71
United Technologies Corp., 4.50%, 6/1/42	50,000	56
United Technologies Corp., 4.875%, 5/1/15	300,000	329

Total		956

Electric Utilities (0.4%)
Constellation Energy Group, Inc., 5.15%, 12/1/20	260,000	297
Dominion Resources, Inc., 6.40%, 6/15/18	170,000	211
Duke Energy Corp., 3.55%, 9/15/21	150,000	158
Duke Energy Ohio, Inc., 2.10%, 6/15/13	70,000	70
FirstEnergy Solutions Corp., 6.05%, 8/15/21	40,000	46
Pacific Gas & Electric Co., 5.80%, 3/1/37	29,000	36
Sempra Energy, 2.00%, 3/15/14	120,000	122
Sempra Energy, 6.50%, 6/1/16	50,000	59

Total		999

Electronics (0.3%)
Arrow Electronics, Inc., 3.375%, 11/1/15	155,000	161
Cisco Systems, Inc., 5.90%, 2/15/39	65,000	84
International Business Machines Corp., 1.95%, 7/22/16	150,000	156
International Business Machines Corp., 2.00%, 1/5/16	350,000	362

Total		763

Food Processors (0.3%)
General Mills, Inc., 3.15%, 12/15/21	300,000	313
H.J. Heinz Co., 2.00%, 9/12/16	90,000	93
Kraft Foods Group, Inc., 5.375%, 2/12/20 144A	130,000	156
Kraft Foods, Inc., 5.375%, 2/10/20	120,000	145

The Accompanying Notes are an Integral Part of the Financial Statements.

122	Inflation Protection Portfolio

Inflation Protection Portfolio

Corporate Bonds (10.8%)	Shares/ $ Par	Value $ (000’s)

Food Processors continued
Mondelez International, Inc., 6.125%, 2/1/18	120,000	146

Total		853

Gaming/Leisure/Lodging (0.1%)
The Walt Disney Co., 2.35%, 12/1/22	300,000	303

Total		303

Gas Pipelines (0.3%)
Enterprise Products Operating LLC, 3.70%, 6/1/15	80,000	85
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	150,000	175
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	200,000	212
Williams Partners LP, 3.80%, 2/15/15	150,000	158
Williams Partners LP, 4.125%, 11/15/20	80,000	87

Total		717

Health Care/Pharmaceuticals (0.7%)
AbbVie, Inc., 2.90%, 11/6/22 144A	200,000	204
Aetna, Inc., 2.75%, 11/15/22	100,000	99
Amgen, Inc., 5.85%, 6/1/17	90,000	107
Catholic Health Initiatives, 2.95%, 11/1/22	100,000	101
Express Scripts Holding Co., 3.125%, 5/15/16	150,000	158
Express Scripts Holding Co., 7.25%, 6/15/19	100,000	128
Gilead Sciences, Inc., 4.40%, 12/1/21	160,000	182
Medtronic, Inc., 3.00%, 3/15/15	200,000	210
Roche Holdings, Inc., 6.00%, 3/1/19 144A	190,000	236
Sanofi, 1.20%, 9/30/14	150,000	152
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	170,000	172

Total		1,749

Independent Finance (0.4%)
General Electric Capital Corp., 2.10%, 12/11/19	250,000	250
General Electric Capital Corp., 4.375%, 9/16/20	50,000	56
General Electric Capital Corp., 5.625%, 9/15/17	500,000	590

Corporate Bonds (10.8%)	Shares/ $ Par	Value $ (000’s)

Independent Finance continued
General Electric Capital Corp., 6.00%, 8/7/19	60,000	73

Total		969

Information/Data Technology (0.6%)
Adobe Systems, Inc., 3.25%, 2/1/15	300,000	314
Baxter International, Inc., 1.85%, 1/15/17	200,000	206
Intel Corp., 2.70%, 12/15/22	260,000	260
Microsoft Corp., 2.125%, 11/15/22	180,000	178
Oracle Corp., 2.50%, 10/15/22	300,000	303
Oracle Corp., 5.75%, 4/15/18	300,000	365

Total		1,626

Life Insurance (0.1%)
MetLife, Inc., 6.75%, 6/1/16	120,000	142
Prudential Financial, Inc., 3.74%, 3/10/15	240,000	240

Total		382

Machinery (0.0%)
Deere & Co., 2.60%, 6/8/22	60,000	61

Total		61

Metals/Mining (0.1%)
Barrick North America Finance LLC, 4.40%, 5/30/21	80,000	88
Newmont Mining Corp., 6.25%, 10/1/39	70,000	84

Total		172

Oil and Gas (1.3%)
Anadarko Petroleum Corp., 5.95%, 9/15/16	100,000	115
Apache Corp., 4.75%, 4/15/43	150,000	163
BP Capital Markets PLC, 2.50%, 11/6/22	60,000	60
Cenovus Energy, Inc., 4.50%, 9/15/14	200,000	212
ConocoPhillips, Co., 2.40%, 12/15/22	280,000	279
ConocoPhillips, Co., 4.75%, 2/1/14	69,000	72
Ensco PLC, 4.70%, 3/15/21	250,000	281
EOG Resources, Inc., 2.50%, 2/1/16	300,000	314
Noble Energy, Inc., 4.15%, 12/15/21	180,000	199
Occidental Petroleum Corp., 1.75%, 2/15/17	370,000	379

Corporate Bonds (10.8%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas continued
Shell International Finance BV, 2.375%, 8/21/22	650,000	653
Statoil ASA, 2.45%, 1/17/23	250,000	249
Talisman Energy, Inc., 3.75%, 2/1/21	150,000	161
Talisman Energy, Inc., 7.75%, 6/1/19	50,000	65

Total		3,202

Other Finance (0.2%)
Caterpillar Financial Services Corp., 1.125%, 12/15/14	200,000	202
Caterpillar Financial Services Corp., 1.25%, 11/6/17	60,000	60
John Deere Capital Corp., 3.15%, 10/15/21	290,000	306

Total		568

Other Services (0.0%)
Republic Services, Inc., 3.80%, 5/15/18	100,000	110

Total		110

Paper and Forest Products (0.1%)
Georgia-Pacific LLC, 5.40%, 11/1/20 144A	140,000	167

Total		167

Railroads (0.1%)
CSX Corp., 4.25%, 6/1/21	200,000	225

Total		225

Real Estate Investment Trusts (0.3%)
DDR Corp., 4.75%, 4/15/18	80,000	89
Health Care REIT, Inc., 3.75%, 3/15/23	300,000	300
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18	250,000	250

Total		639

Retail Food and Drug (0.1%)
Safeway, Inc., 4.75%, 12/1/21	130,000	134

Total		134

Retail Stores (0.5%)
CVS Caremark Corp., 2.75%, 12/1/22	500,000	502
The Gap, Inc., 5.95%, 4/12/21	40,000	46
Wal-Mart Stores, Inc., 3.25%, 10/25/20	200,000	218
Wal-Mart Stores, Inc., 3.625%, 7/8/20	200,000	222

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	123

Inflation Protection Portfolio

Corporate Bonds (10.8%)	Shares/ $ Par	Value $ (000’s)

Retail Stores continued
Wal-Mart Stores, Inc., 5.625%, 4/15/41	200,000	262

Total		1,250

Telecommunications (0.5%)
AT&T, Inc., 2.625%, 12/1/22	250,000	250
AT&T, Inc., 5.10%, 9/15/14	100,000	107
AT&T, Inc., 6.55%, 2/15/39	110,000	145
British Telecommunications PLC, 5.95%, 1/15/18	100,000	120
CC Holdings GS V LLC, 3.849%, 4/15/23 144A	90,000	92
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	100,000	105
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	60,000	83
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	130,000	161
Verizon Communications, Inc., 6.10%, 4/15/18	150,000	184

Total		1,247

Total Corporate Bonds
(Cost: $25,983)		27,319

Foreign Bonds (14.8%)	Par

Foreign Bonds (14.8%)
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, 4/15/18	763,418	1,099
Commonwealth of Australia Treasury Indexed Bonds, 4.00%, 8/20/20	621,567	831
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23	733,533	1,017
Deutsche Bundesrepublik Inflation Linked Bond, 1.75%, 4/15/20	1,671,608	2,613
France Government Bond OAT, 1.10%, 7/25/22	3,401,742	4,936
France Government Bond OAT, 1.30%, 7/25/19	1,146,161	1,704

Foreign Bonds (14.8%)	Par	Value $ (000’s)

Foreign Bonds continued
France Government Bond OAT, 1.85%, 7/25/27	624,916	986
France Government Bond OAT, 2.25%, 7/25/20	2,629,662	4,131
Government of Canada Real Return Bonds, 4.25%, 12/1/21	705,854	1,001
Government of Canada Real Return Bonds, 4.25%, 12/1/26	834,612	1,346
Japanese Government CPI Linked Bond, 1.10%, 12/10/16	52,132,500	648
United Kingdom Gilt Inflation Linked, 1.875%, 11/22/22	1,932,854	4,039
United Kingdom Gilt Inflation Linked, 2.50%, 4/16/20	1,986,747	4,113
United Kingdom Gilt Inflation Linked, 2.50%, 7/17/24	4,132,677	9,184

Total Foreign Bonds
(Cost: $36,808)		37,648

Governments (53.1%)	$ Par

Governments (53.1%)
US Treasury Inflation Index Bond, 0.125%, 4/15/16	1,047,980	1,104
US Treasury Inflation Index Bond, 0.125%, 4/15/17	3,870,072	4,144
US Treasury Inflation Index Bond, 0.125%, 1/15/22	1,430,842	1,554
US Treasury Inflation Index Bond, 0.125%, 7/15/22	8,550,150	9,282
US Treasury Inflation Index Bond, 0.50%, 4/15/15	7,471,870	7,796
US Treasury Inflation Index Bond, 0.625%, 7/15/21	8,426,251	9,578
US Treasury Inflation Index Bond, 0.75%, 2/15/42	5,169,786	5,662
US Treasury Inflation Index Bond, 1.125%, 1/15/21	11,196,281	13,150
US Treasury Inflation Index Bond, 1.25%, 7/15/20	1,484,518	1,761
US Treasury Inflation Index Bond, 1.375%, 1/15/20	3,316,101	3,931

Governments (53.1%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury Inflation Index Bond, 1.625%, 1/15/15	3,634,350	3,861
US Treasury Inflation Index Bond, 1.625%, 1/15/18	883,336	1,024
US Treasury Inflation Index Bond, 1.75%, 1/15/28	2,644,487	3,423
US Treasury Inflation Index Bond, 1.875%, 7/15/19	541,685	659
US Treasury Inflation Index Bond, 2.00%, 1/15/26	4,545,333	5,961
US Treasury Inflation Index Bond, 2.125%, 2/15/40	3,141,125	4,609
US Treasury Inflation Index Bond, 2.125%, 2/15/41	5,107,211	7,542
US Treasury Inflation Index Bond, 2.125%, 1/15/19	4,174,964	5,069
US Treasury Inflation Index Bond, 2.375%, 1/15/17	458,820	533
US Treasury Inflation Index Bond, 2.375%, 1/15/25	4,172,412	5,629
US Treasury Inflation Index Bond, 2.375%, 1/15/27	3,125,711	4,310
US Treasury Inflation Index Bond, 2.50%, 7/15/16	4,295,325	4,936
US Treasury Inflation Index Bond, 2.50%, 1/15/29	5,349,341	7,630
US Treasury Inflation Index Bond, 3.375%, 4/15/32	2,013,459	3,319
US Treasury Inflation Index Bond, 3.625%, 4/15/28	5,291,740	8,388
US Treasury Inflation Index Bond, 3.875%, 4/15/29	6,120,929	10,145

Total Governments
(Cost: $120,509)		135,000

Municipal Bonds (0.0%)

Municipal Bonds (0.0%)
Bay Area Toll Authority, Series S-1, 6.918%, 4/1/40 RB	15,000	21

The Accompanying Notes are an Integral Part of the Financial Statements.

124	Inflation Protection Portfolio

Inflation Protection Portfolio

Municipal Bonds (0.0%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Department of Water and Power of the City of Los Angeles Power System, Series A, 5.716%, 7/1/39 RB	15,000	18
Texas Transportation Commission State of Texas, Series 2009A, 5.517%, 4/1/39 GO	30,000	39

Total Municipal Bonds
(Cost: $60)		78

Structured Products (14.6%)

Structured Products (14.6%)
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4, 4.76%, 11/10/39	350,000	362
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, 5.115%, 10/10/45	250,000	277
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, 5.176%, 10/10/45	200,000	220
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	102,373	105
BB-UBS Trust, Series 2012, Class A, 3.43%, 11/5/36	425,000	436
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	146,067	152
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-35, Class 1A3, 5.00%, 9/25/18	75,447	78
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, 0.389%, 4/15/22 144A	82,369	78
Federal Home Loan Mortgage Corp., 4.00%, 5/1/42	10,274,109	11,164
Federal Home Loan Mortgage Corp., 4.50%, 4/1/41	7,943,693	8,698

Structured Products (14.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 4.00%, 5/1/41	2,869,528	3,079
Federal National Mortgage Association, 4.00%, 9/1/41	6,438,100	7,075
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, 4.979%, 7/10/45	31,877	32
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, 4.799%, 8/10/42	100,000	107
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class B, 5.426%, 6/10/36	150,000	157
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A, 3.551%, 4/10/34	400,000	432
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/39	750,000	809
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.396%, 8/10/38	575,000	608
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4, 4.367%, 3/15/36	300,000	311
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4, 4.568%, 1/15/31	150,000	156
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4, 4.998%, 4/15/30	272,068	278
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, 5.017%, 9/15/40	300,000	326
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, 5.263%, 11/15/40	175,000	192
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, 5.533%, 6/15/29	250,000	266
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, 6.002%, 12/18/37	181,932	193

	Structured Products (14.6%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Sequoia Mortgage Trust, Series 2011-1, Class A1, 4.125%, 2/25/41	251,706	256
	Wells Fargo Mortgage Backed Securities, Series 2005-AR16, Class 1A1, 2.757%, 8/25/33	365,132	374
	Wells Fargo Mortgage Backed Securities, Series 2005-AR14, Class A1, 5.331%, 8/25/35	171,917	173
	Wells Fargo Mortgage Backed Securities, Series 2005-17, Class 1A1, 5.50%, 1/25/36	191,374	198
	Wells Fargo Mortgage Backed Securities, Series 2007-3, Class 3A1, 5.50%, 4/25/22	90,362	93
	Wells Fargo Mortgage Backed Securities, Series 2006-10, Class A4, 6.00%, 8/25/36	212,305	220
	Wells Fargo Mortgage Backed Securities, Series 2007-AR10, Class 1A1, 6.056%, 1/25/38	157,690	161

	Total Structured Products
	(Cost: $35,750)		37,066

	Short-Term Investments (6.4%)

	Commercial Banks Non-US (3.1%)
(k)	BNP Paribas Finance, Inc., 0.14%, 1/3/13	8,000,000	8,000

	Total		8,000

	Other Holdings (3.3%)
	JPMorgan Money Market Fund	8,386,817	8,387

	Total		8,387

	Total Short-Term Investments
	(Cost: $16,387)		16,387

	Total Investments (99.7%)
	(Cost: $235,497)(a)		253,498

	Other Assets, Less
	Liabilities (0.3%)		678

	Net Assets (100.0%)		254,176

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	125

Inflation Protection Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012 the value of these securities (in thousands) was $1,142 representing 0.5% of the net assets.

GO — General Obligation

RB — Revenue Bond

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $235,549 and the net unrealized appreciation of investments based on that cost was $17,949 which is comprised of $18,121 aggregate gross unrealized appreciation and $172 aggregate gross unrealized depreciation.

(h)	Forward foreign currency contracts outstanding on December 31, 2012.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	HSBC Bank USA	AUD	4,666	1/13	$-	$(36)	$(36)
Sell	Westpac Banking	AUD	5,559	1/13	-	(74)	(74)
Buy	HSBC Bank USA	CAD	4,625	1/13	-	(7)	(7)
Sell	Barclays Bank PLC	CAD	6,761	1/13	-	(16)	(16)
Sell	Westpac Banking	CAD	181	1/13	-	- (m)	- (m)
Sell	HSBC Bank USA	EUR	12,450	1/13	-	(211)	(211)
Sell	HSBC Bank USA	GBP	4,885	1/13	-	(89)	(89)
Sell	UBS AG	GBP	5,765	1/13	-	(139)	(139)
Buy	HSBC Bank USA	JPY	145,801	1/13	-	(91)	(91)
Sell	UBS AG	JPY	200,815	1/13	203	-	203

					$203	$(663)	$(460)

AUD — Australian Dollar

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

(j)	Swap agreements outstanding on December 31, 2012.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.900%	CPURNSA Index Total Return at Maturity	5/13	2,500	$(164)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	1.765%	CPURNSA Index Total Return at Maturity	8/14	7,700	11
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	1.570%	CPURNSA Index Total Return at Maturity	9/14	5,000	45
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	1.870%	CPURNSA Index Total Return at Maturity	9/16	6,000	95
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.420%	CPURNSA Index Total Return at Maturity	4/18	2,000	(8)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.510%	CPURNSA Index Total Return at Maturity	3/19	2,000	(13)

The Accompanying Notes are an Integral Part of the Financial Statements.

126	Inflation Protection Portfolio

Inflation Protection Portfolio

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.640%	CPURNSA Index Total Return at Maturity	2/20	2,800	$(46)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.670%	CPURNSA Index Total Return at Maturity	4/22	3,000	(24)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.770%	CPURNSA Index Total Return at Maturity	6/14	1,000	(60)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	1.770%	CPURNSA Index Total Return at Maturity	9/14	1,000	3
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.095%	CPURNSA Index Total Return at Maturity	10/15	2,500	(16)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.303%	CPURNSA Index Total Return at Maturity	1/16	1,700	7
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.520%	CPURNSA Index Total Return at Maturity	5/16	5,400	(81)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.720%	CPURNSA Index Total Return at Maturity	8/17	2,000	(131)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.345%	CPURNSA Index Total Return at Maturity	9/17	13,000	91
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.895%	CPURNSA Index Total Return at Maturity	12/27	1,700	(91)

						$(382)

(k)	Securities with an aggregate value of $8,000 (in thousands) have been pledged as collateral for swap and forward currency contracts outstanding on December 31, 2012.

(m)	Amount is less than one thousand.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	127

Inflation Protection Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government	$-	$135,000	$-
Foreign Bonds	-	37,648	-
Municipal Bonds	-	78	-
Corporate Bonds	-	27,319	-
Structured Products	-	37,066	-
Short-Term Investments	8,387	8,000	-
Other Financial Instruments^
Forward Currency Contracts	-	203	-
Total Return Swaps	-	252	-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	$-	$(663)	$-
Total Return Swaps	-	(634)	-
Total	$8,387	$244,269	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

128	Inflation Protection Portfolio

High Yield Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
High current income and capital appreciation.	Invest primarily in non-investment grade debt securities.	$461 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the High Yield Bond Portfolio (the “Portfolio”). Normally, the Portfolio invests in non-investment grade debt securities, which are securities that are rated below investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. The Portfolio may invest up to 30% of net assets in foreign securities. The primary investment strategy of the Portfolio is to identify, based on industry and credit analysis, and to invest in industries or individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high yield market.

Market Overview

High yield bonds posted solid returns during 2012 amid considerable uncertainty resulting from an economic slowdown in China, fiscal and debt crises in Europe, and the slow pace of growth in the U.S. As these issues arose, policy makers responded with stimulus and financing measures that calmed markets and drove down yields across the fixed income markets. In this environment, investors accepted more risk, reaching for income in high yield bonds, where fundamentals continued to be solid and stable. Investors’ propensity for additional yield in 2012, led to lower rated CCCs outperforming higher rated B and BB bonds as an asset class in the high yield market.

Companies took advantage of historically low yields and strong demand from investors, producing a record amount of corporate bond issuance in 2012. Similarly, robust corporate profits and below average default rates made high yield an attractive investment during the year. For the year, the Barclays® U.S. Corporate High-Yield 2% Issuer Capped Index (the “Index”) returned 15.78%, while the Barclays® Aggregate Bond Index (a measure of broad, taxable bond market performance) returned 4.22%.

Portfolio Results

The Portfolio returned 13.89% for the twelve months ended December 31, 2012; by comparison, the Index returned 15.78%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, High Current Yield Funds, was 14.09%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

In 2012, the Portfolio was positioned somewhat less aggressively than the Index in terms of credit quality, leading to less return relative to the Index. Specifically, an underweight in lower-quality CCC bonds and an overweight in higher-quality BB and B bonds was held throughout the year. In general, the lowest quality bonds outperformed, as investors embraced risk. The Portfolio’s overweight position in higher rated B and BB bonds was the primary source of underperformance relative to the Index.

The Portfolio’s cash position, which is held intermittently in anticipation of identifying attractively valued bonds and for general management of asset flows, also dragged on performance relative to the Index. For fundamental investors in high yield, identifying and buying attractively valued bonds sometimes requires cash to be held intermittently, as does receiving payment for refinanced bonds and the general management of fund flows. While the high yield bond market posted double-digit returns, holding even a small amount of cash that yielded near 0.0% created a wide disparity in return.

Security selection produced mixed results relative to the Index. Selecting strong performers such as Ally Financial and Sprint helped generate outperformance relative to the Index, while holding Nextel International and not holding Royal Bank of Scotland hurt relative results.

Portfolio Manager Outlook

In our view, fundamentals in the high yield bond market should remain relatively sound in 2013. We do not expect either significant deterioration or vast improvements in the credit environment, which means the upside for bond prices may be more restrained than it was during 2012. Nevertheless, current yields of roughly 6% could go a long way toward delivering returns above inflation if the current rate of inflation remains flat. Given all of the economic uncertainty, we are likely to take a more cautious approach to risk and favor bonds rated BB and B, while underweighting potentially more volatile CCCs.

High Yield Bond Portfolio	129

High Yield Bond Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	13.89%	9.31%	9.97%
Barclays® U.S. Corporate High Yield 2% Issuer Capped Index	15.78%	10.45%	10.60%
Lipper® Variable Insurance Products (VIP) High Current Yield Funds Average	14.09%	7.89%	8.97%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/02. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower quality securities, which may represent a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

Top 10 Fixed Income Holdings 12/31/12

Security Description	% of Net Assets
Sprint Nextel Corp., Various	2.9%
HCA, Inc., Various	2.1%
CIT Group, Inc., Various	1.6%
International Lease Finance Corp., Various	1.6%
DISH DBS Corp., Various	1.6%
Chesapeake Energy Corp., Various	1.6%
General Motors Financial Co., Various	1.4%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, Various	1.4%
First Data Corp., Various	1.4%
The AES Corp., Various	1.3%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

130	High Yield Bond Portfolio

High Yield Bond Portfolio

Schedule of Investments

December 31, 2012

	Common Stocks (0.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (0.0%)
*	Motors Liquidation Co. GUC Trust	3,977	84

	Total		84

	Financials (0.2%)
*	E*TRADE Financial Corp.	105,647	946

	Total		946

	Materials (0.2%)
(n)*	Catalyst Paper Corp.	20,223	24
(n)*	NewPage Group, Inc.	6,020	563

	Total		587

	Total Common Stocks
	(Cost: $1,423)		1,617

	Preferred Stocks (1.0%)

	Financials (1.0%)
	Ally Financial, Inc, 7.00%, 2/4/13 144A	1,302	1,279
	Ally Financial, Inc., 8.50%, 5/15/16	93,329	2,452
	GMAC Capital Trust I, 8.125%, 2/15/40	24,559	654

	Total Preferred Stocks
	(Cost: $3,856)		4,385

	Bonds (89.0%)

	Aerospace/Defense (1.2%)
	B/E Aerospace, Inc., 5.25%, 4/1/22	730,000	774
	Bombardier, Inc., 5.75%, 3/15/22 144A	770,000	791
	Bombardier, Inc., 7.75%, 3/15/20 144A	1,240,000	1,407
	Huntington Ingalls Industries, Inc., 6.875%, 3/15/18	550,000	598
	Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	550,000	598
	TransDigm, Inc., 5.50%, 10/15/20 144A	720,000	749
	Triumph Group, Inc., 8.625%, 7/15/18	610,000	677

	Total		5,594

Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

Autos/Vehicle Parts (3.6%)
American Axle & Manufacturing Holdings, Inc., 6.625%, 10/15/22	355,000	360
American Axle & Manufacturing Holdings, Inc., 7.875%, 3/1/17	1,055,000	1,092
American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17 144A	648,000	719
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	715,000	779
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21	905,000	996
Cooper-Standard Automotive, Inc., 8.50%, 5/1/18	615,000	661
Exide Technologies, 8.625%, 2/1/18	740,000	627
Ford Motor Credit Co. LLC, 4.25%, 2/3/17	865,000	927
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	855,000	943
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	1,245,000	1,450
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	1,590,000	2,037
General Motors Financial Co., Inc., 4.75%, 8/15/17 144A	975,000	1,025
The Goodyear Tire & Rubber Co., 8.25%, 8/15/20	820,000	900
Jaguar Land Rover PLC, 7.75%, 5/15/18 144A	905,000	987
Navistar International Corp., 8.25%, 11/1/21	950,000	917
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625%, 9/1/17 144A	1,112,000	1,218
Visteon Corp., 6.75%, 4/15/19	688,000	733

Total		16,371

Basic Materials (11.7%)
AK Steel Corp., 7.625%, 5/15/20	510,000	444
AK Steel Corp., 8.375%, 4/1/22	860,000	740
AK Steel Corp., 8.75%, 12/1/18 144A	925,000	976

	Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

	Basic Materials continued
	Aleris International, Inc., 7.625%, 2/15/18	460,000	468
	Aleris International, Inc., 7.875%, 11/1/20 144A	600,000	600
	Alpha Natural Resources, Inc., 6.00%, 6/1/19	1,790,000	1,647
	Alpha Natural Resources, Inc., 9.75%, 4/15/18	800,000	864
	ArcelorMittal, 5.75%, 8/5/20	915,000	917
	ArcelorMittal, 6.125%, 6/1/18	2,005,000	2,032
	ArcelorMittal, 6.75%, 2/25/22	1,230,000	1,291
	Arch Coal, Inc., 8.75%, 8/1/16	655,000	681
	Arch Coal, Inc., 9.875%, 6/15/19 144A	825,000	858
	Ardagh Packaging Finance PLC, 7.375%, 10/15/17 144A	485,000	527
	Ardagh Packaging Finance PLC, 9.125%, 10/15/20 144A	430,000	469
	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 9.125%, 10/15/20 144A	445,000	483
	Berry Plastics Corp., 8.25%, 11/15/15	680,000	711
(c)	Boe Merger Corp., 9.50%, 11/1/17 144A	360,000	360
	Cascades, Inc., 7.875%, 1/15/20	810,000	863
(c)	Catalyst Paper Corp., 11.00%, 10/30/17	350,456	266
	Celanese US Holdings LLC, 4.625%, 11/15/22	825,000	864
	Chemtura Corp., 7.875%, 9/1/18	615,000	660
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, 12/15/17	710,000	760
	CONSOL Energy, Inc., 8.00%, 4/1/17	1,545,000	1,672
	CONSOL Energy, Inc., 8.25%, 4/1/20	1,540,000	1,667

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	131

High Yield Bond Portfolio

	Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

	Basic Materials continued
	Essar Steel Algoma, Inc., 9.375%, 3/15/15 144A	920,000	833
	FMG Resources (August 2006) Pty, Ltd., 6.00%, 4/1/17 144A	575,000	586
	FMG Resources (August 2006) Pty, Ltd., 6.875%, 2/1/18 144A	635,000	656
	FMG Resources (August 2006) Pty, Ltd., 6.875%, 4/1/22 144A	765,000	782
	FMG Resources (August 2006) Pty, Ltd., 7.00%, 11/1/15 144A	1,230,000	1,291
	FMG Resources (August 2006) Pty, Ltd., 8.25%, 11/1/19 144A	1,215,000	1,294
	GrafTech International, Ltd., 6.375%, 11/15/20 144A	370,000	383
	Hexion US Finance Corp., 6.625%, 4/15/20	405,000	412
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	1,255,000	1,289
	HudBay Minerals, Inc., 9.50%, 10/1/20 144A	405,000	428
	Huntsman International LLC, 4.875%, 11/15/20 144A	1,385,000	1,401
	Ineos Finance PLC, 7.50%, 5/1/20 144A	400,000	419
	Ineos Finance PLC, 8.375%, 2/15/19 144A	540,000	582
	Inmet Mining Corp., 7.50%, 6/1/21 144A	245,000	254
	Molycorp, Inc., 10.00%, 6/1/20 144A	1,230,000	1,144
	New Gold, Inc., 6.25%, 11/15/22 144A	370,000	383
(d)	Patriot Coal Corp., 8.25%, 4/30/18	780,000	388
	Peabody Energy Corp., 4.75%, 12/15/41	1,950,000	1,860
	Peabody Energy Corp., 6.00%, 11/15/18	1,705,000	1,812
	Peabody Energy Corp., 6.25%, 11/15/21	610,000	648
	Peabody Energy Corp., 6.50%, 9/15/20	765,000	820

Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Quadra FNX Mining, Ltd., 7.75%, 6/15/19 144A	905,000	939
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 144A	310,000	317
Resolute Forest Products, 10.25%, 10/15/18	727,000	832
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 5.75%, 10/15/20 144A	1,345,000	1,389
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 6.875%, 2/15/21	205,000	221
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19	1,340,000	1,440
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.875%, 8/15/19	485,000	540
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 8.25%, 2/15/21	740,000	751
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.00%, 4/15/19	1,070,000	1,113
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.875%, 8/15/19	1,010,000	1,081
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	1,490,000	1,542
Sawgrass Merger Sub, Inc., 8.75%, 12/15/20 144A	310,000	312
Sealed Air Corp., 6.50%, 12/1/20 144A	370,000	400
Sealed Air Corp., 8.125%, 9/15/19 144A	425,000	478
Sealed Air Corp., 8.375%, 9/15/21 144A	785,000	897
Severstal Columbus LLC, 10.25%, 2/15/18	940,000	989
Steel Dynamics, Inc., 6.125%, 8/15/19 144A	385,000	408
Steel Dynamics, Inc., 6.375%, 8/15/22 144A	385,000	408

Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	305,000	250
United States Steel Corp., 7.375%, 4/1/20	930,000	993
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75%, 2/1/19	430,000	163

Total		53,948

Builders/Building Materials (0.6%)
KB Home, 7.25%, 6/15/18	610,000	663
KB Home, 9.10%, 9/15/17	720,000	837
USG Corp., 7.875%, 3/30/20 144A	575,000	640
Vulcan Materials Co., 6.40%, 11/30/17	760,000	830

Total		2,970

Capital Goods (1.1%)
Case New Holland, Inc., 7.875%, 12/1/17	1,015,000	1,200
CNH Capital LLC, 3.875%, 11/1/15 144A	280,000	289
CNH Capital LLC, 6.25%, 11/1/16	485,000	535
JMC Steel Group, 8.25%, 3/15/18 144A	405,000	423
The Manitowoc Co., Inc., 5.875%, 10/15/22	300,000	300
SPX Corp., 6.875%, 9/1/17	615,000	686
Terex Corp., 6.00%, 5/15/21	620,000	653
United Rentals North America, Inc., 5.75%, 7/15/18 144A	290,000	312
United Rentals North America, Inc., 6.125%, 6/15/23	300,000	317
United Rentals North America, Inc., 7.375%, 5/15/20 144A	405,000	444

Total		5,159

Consumer Products/Retailing (2.7%)
AMC Networks, Inc., 4.75%, 12/15/22	615,000	618
AutoNation, Inc., 5.50%, 2/1/20	540,000	580
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 144A	430,000	441
Hanesbrands, Inc., 6.375%, 12/15/20	615,000	676
Levi Strauss & Co., 6.875%, 5/1/22	575,000	617
Levi Strauss & Co., 7.625%, 5/15/20	615,000	670

The Accompanying Notes are an Integral Part of the Financial Statements.

132	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

Consumer Products/Retailing continued
Limited Brands, Inc., 5.625%, 2/15/22	495,000	538
Limited Brands, Inc., 8.50%, 6/15/19	580,000	708
PVH Corp., 4.50%, 12/15/22	265,000	268
Revlon Consumer Products Corp., 9.75%, 11/15/15	675,000	710
Rite Aid Corp., 7.50%, 3/1/17	377,000	387
Rite Aid Corp., 10.375%, 7/15/16	470,000	497
Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/1/22	60,000	65
Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19	425,000	470
Spectrum Brands Escrow Corp., 6.375%, 11/15/20 144A	90,000	95
Spectrum Brands Escrow Corp., 6.625%, 11/15/22 144A	155,000	166
Spectrum Brands, Inc., 9.50%, 6/15/18	830,000	942
SUPERVALU, Inc., 7.50%, 11/15/14	390,000	378
SUPERVALU, Inc., 8.00%, 5/1/16	1,420,000	1,353
Toys R US Property Co. I LLC, 10.75%, 7/15/17	815,000	878
Toys R US Property Co. II LLC, 8.50%, 12/1/17	810,000	859
Toys R US, Inc., 7.375%, 9/1/16 144A	465,000	475

Total		12,391

Energy (18.5%)
Access Midstream Partners LP/ACMP Finance Corp., 4.875%, 5/15/23	820,000	832
Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 7/15/22	685,000	738
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	915,000	1,004
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	1,185,000	1,268

Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 6.625%, 10/1/20 144A	790,000	818
Atwood Oceanics, Inc., 6.50%, 2/1/20	340,000	365
Bill Barrett Corp., 7.00%, 10/15/22	860,000	886
Bill Barrett Corp., 7.625%, 10/1/19	1,280,000	1,350
Bristow Group, Inc., 6.25%, 10/15/22	300,000	321
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	445,000	457
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	1,000,000	1,080
Chaparral Energy, Inc., 8.25%, 9/1/21	615,000	667
Chesapeake Energy Corp., 2.50%, 5/15/37	1,640,000	1,472
Chesapeake Energy Corp., 6.125%, 2/15/21	1,400,000	1,452
Chesapeake Energy Corp., 6.875%, 11/15/20	1,255,000	1,360
Chesapeake Energy Corp., 7.25%, 12/15/18	750,000	817
Chesapeake Energy Corp., 9.50%, 2/15/15	765,000	864
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 144A	425,000	401
Cimarex Energy Co., 5.875%, 5/1/22	960,000	1,051
CITGO Petroleum Corp., 11.50%, 7/1/17 144A	570,000	658
Compagnie Generale de Geophysique-Veritas, 9.50%, 5/15/16	905,000	971
Comstock Resources, Inc., 7.75%, 4/1/19	615,000	624
Comstock Resources, Inc., 9.50%, 6/15/20	955,000	1,027
Concho Resources, Inc., 5.50%, 4/1/23	585,000	613
Concho Resources, Inc., 7.00%, 1/15/21	615,000	686
Continental Resources, Inc., 5.00%, 9/15/22	1,235,000	1,331
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 2/15/18	1,200,000	1,296
Denbury Resources, Inc., 8.25%, 2/15/20	947,000	1,065

Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Drill Rigs Holdings, Inc., 6.50%, 10/1/17 144A	1,015,000	1,010
El Paso LLC, 7.25%, 6/1/18	590,000	682
El Paso LLC, 7.75%, 1/15/32	1,095,000	1,287
Energy Transfer Equity LP, 7.50%, 10/15/20	1,580,000	1,825
EP Energy LLC/EP Energy Finance, Inc., 9.375%, 5/1/20	1,435,000	1,618
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 9/1/22	290,000	307
Exterran Holdings, Inc., 7.25%, 12/1/18	1,115,000	1,182
Forest Oil Corp., 7.25%, 6/15/19	725,000	729
Forest Oil Corp., 7.50%, 9/15/20 144A	620,000	651
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/1/20 144A	300,000	321
Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 4/15/21 144A	485,000	529
Hilcorp Energy I LP/Hilcorp Finance Co., 8.00%, 2/15/20 144A	940,000	1,029
Hornbeck Offshore Services, Inc., 5.875%, 4/1/20	345,000	361
Inergy Midstream LP/NRGM Finance Corp., 6.00%, 12/15/20 144A	495,000	511
Key Energy Services, Inc., 6.75%, 3/1/21	875,000	875
Kodiak Oil & Gas Corp., 8.125%, 12/1/19	855,000	943
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19 144A	1,155,000	1,161
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19	1,440,000	1,454
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/1/21	730,000	777
Magnum Hunter Resources Corp., 9.75%, 5/15/20 144A	1,235,000	1,281
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.50%, 2/15/23	985,000	1,069

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	133

High Yield Bond Portfolio

Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

Energy continued
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	545,000	594
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	615,000	670
MEG Energy Corp., 6.375%, 1/30/23 144A	870,000	907
Newfield Exploration Co., 5.625%, 7/1/24	375,000	405
Newfield Exploration Co., 7.125%, 5/15/18	975,000	1,029
NGPL PipeCo LLC, 9.625%, 6/1/19 144A	285,000	328
Northern Tier Energy LLC/Northern Tier Finance Corp., 7.125%, 11/15/20 144A	430,000	445
Oasis Petroleum, Inc., 6.50%, 11/1/21	1,090,000	1,158
Offshore Group Investment, Ltd., 7.50%, 11/1/19 144A	1,505,000	1,520
Offshore Group Investment, Ltd., 11.50%, 8/1/15	545,000	594
OGX Austria GmbH, 8.50%, 6/1/18 144A	1,285,000	1,156
Oil States International, Inc., 5.125%, 1/15/23 144A	405,000	411
Oil States International, Inc., 6.50%, 6/1/19	605,000	644
Pacific Drilling V, Ltd., 7.25%, 12/1/17 144A	1,255,000	1,302
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20 144A	1,125,000	1,212
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.375%, 6/1/20 144A	860,000	927
Petroleum Geo-Services ASA, 7.375%, 12/15/18 144A	910,000	983
Plains Exploration & Production Co., 6.125%, 6/15/19	1,150,000	1,254
Plains Exploration & Production Co., 6.625%, 5/1/21	850,000	936
Plains Exploration & Production Co., 6.75%, 2/1/22	565,000	634

Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Plains Exploration & Production Co., 8.625%, 10/15/19	745,000	847
QEP Resources, Inc., 5.25%, 5/1/23	590,000	631
QEP Resources, Inc., 6.875%, 3/1/21	1,130,000	1,302
Range Resources Corp., 5.00%, 8/15/22	575,000	601
Range Resources Corp., 5.75%, 6/1/21	725,000	776
Regency Energy Partners LP/Regency Energy Finance Corp., 5.50%, 4/15/23	420,000	448
Rosetta Resources, Inc., 9.50%, 4/15/18	615,000	683
Samson Investment Co., 9.75%, 2/15/20 144A	1,890,000	1,999
SandRidge Energy, Inc., 7.50%, 3/15/21	1,035,000	1,107
SandRidge Energy, Inc., 7.50%, 2/15/23	580,000	621
SandRidge Energy, Inc., 8.00%, 6/1/18 144A	470,000	498
SandRidge Energy, Inc., 9.875%, 5/15/16	910,000	981
SESI LLC, 6.375%, 5/1/19	965,000	1,033
SESI LLC, 6.875%, 6/1/14	573,000	574
SM Energy Co., 6.50%, 11/15/21	460,000	492
SM Energy Co., 6.50%, 1/1/23	335,000	358
SM Energy Co., 6.625%, 2/15/19	610,000	644
Swift Energy Co., 7.875%, 3/1/22 144A	300,000	313
Swift Energy Co., 8.875%, 1/15/20	900,000	979
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25%, 5/1/23 144A	725,000	750
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/1/22 144A	540,000	589
Tesoro Corp., 4.25%, 10/1/17	395,000	409
Tesoro Corp., 5.375%, 10/1/22	395,000	421
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/1/20 144A	420,000	436
Trinidad Drilling, Ltd., 7.875%, 1/15/19 144A	925,000	983

Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Unit Corp., 6.625%, 5/15/21 144A	695,000	713
Venoco, Inc., 8.875%, 2/15/19	740,000	694
W&T Offshore, Inc., 8.50%, 6/15/19 144A	750,000	806
W&T Offshore, Inc., 8.50%, 6/15/19	905,000	973
WPX Energy, Inc., 5.25%, 1/15/17	545,000	578
WPX Energy, Inc., 6.00%, 1/15/22	685,000	738

Total		85,162

Financials (8.8%)
AerCap Aviation Solutions BV, 6.375%, 5/30/17	690,000	724
Air Lease Corp., 5.625%, 4/1/17	1,915,000	2,030
Aircastle, Ltd., 6.25%, 12/1/19 144A	435,000	453
Aircastle, Ltd., 6.75%, 4/15/17	920,000	989
Aircastle, Ltd., 7.625%, 4/15/20	285,000	318
Ally Financial, Inc., 4.625%, 6/26/15	845,000	881
Ally Financial, Inc., 5.50%, 2/15/17	990,000	1,059
Ally Financial, Inc., 7.50%, 9/15/20	925,000	1,117
Ally Financial, Inc., 8.00%, 3/15/20	2,070,000	2,536
AmSouth Bank, 5.20%, 4/1/15	930,000	972
AWAS Aviation Capital, Ltd., 7.00%, 10/17/16 144A	1,656,400	1,748
CIT Group, Inc., 4.25%, 8/15/17	1,160,000	1,194
CIT Group, Inc., 4.75%, 2/15/15 144A	1,300,000	1,352
CIT Group, Inc., 5.00%, 5/15/17	575,000	609
CIT Group, Inc., 5.00%, 8/15/22	870,000	928
CIT Group, Inc., 5.25%, 3/15/18	1,915,000	2,049
CIT Group, Inc., 5.375%, 5/15/20	765,000	836
CIT Group, Inc., 5.50%, 2/15/19 144A	535,000	583
E*TRADE Financial Corp., 6.00%, 11/15/17	1,240,000	1,268
E*TRADE Financial Corp., 6.375%, 11/15/19	620,000	635
E*TRADE Financial Corp., 6.75%, 6/1/16	605,000	637

The Accompanying Notes are an Integral Part of the Financial Statements.

134	High Yield Bond Portfolio

High Yield Bond Portfolio

	Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16	410,000	425
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	965,000	1,036
(c)	Igloo Holdings Corp., 8.25%, 12/15/17 144A	430,000	425
	International Lease Finance Corp., 5.75%, 5/15/16	660,000	696
	International Lease Finance Corp., 6.25%, 5/15/19	660,000	703
	International Lease Finance Corp., 7.125%, 9/1/18 144A	1,325,000	1,537
	International Lease Finance Corp., 8.625%, 9/15/15	1,235,000	1,388
	International Lease Finance Corp., 8.75%, 3/15/17	1,840,000	2,125
	International Lease Finance Corp., 8.875%, 9/1/17	925,000	1,087
	JPMorgan Chase & Co., 7.90%, 4/29/49	1,120,000	1,269
	Regions Financial Corp., 7.75%, 11/10/14	1,795,000	1,990
	The Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	1,230,000	1,298
	SLM Corp., 6.00%, 1/25/17	880,000	953
	SLM Corp., 8.00%, 3/25/20	965,000	1,103
	SLM Corp., 8.45%, 6/15/18	970,000	1,135
	Wells Fargo & Co., 7.98%, 3/29/49	560,000	643

	Total		40,731

	Foods (2.6%)
(c)	Alphabet Holding Co., Inc., 7.75%, 11/1/17 144A	300,000	309
	Bumble Bee Acquisition Corp., 9.00%, 12/15/17 144A	851,000	915
	Constellation Brands, Inc., 6.00%, 5/1/22	220,000	252
	Constellation Brands, Inc., 7.25%, 9/1/16	635,000	733
	Cott Beverages, Inc., 8.125%, 9/1/18	615,000	680
	Cott Beverages, Inc., 8.375%, 11/15/17	905,000	984

Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

Foods continued
Dean Foods Co., 7.00%, 6/1/16	820,000	900
Dean Foods Co., 9.75%, 12/15/18	820,000	943
Dole Food Co., Inc., 8.00%, 10/1/16 144A	675,000	702
Dole Food Co., Inc., 13.875%, 3/15/14	399,000	442
JBS Finance II, Ltd., 8.25%, 1/29/18 144A	630,000	668
JBS USA LLC/JBS USA Finance, Inc., 7.25%, 6/1/21 144A	725,000	727
Land O’ Lakes, Inc., 6.00%, 11/15/22 144A	1,020,000	1,104
Pilgrim’s Pride Corp., 7.875%, 12/15/18	885,000	897
Post Holdings, Inc., 7.375%, 2/15/22 144A	150,000	164
Smithfield Foods, Inc., 6.625%, 8/15/22	785,000	867
TreeHouse Foods, Inc., 7.75%, 3/1/18	500,000	543

Total		11,830

Gaming/Leisure/Lodging (3.8%)
AMC Entertainment, Inc., 8.75%, 6/1/19	910,000	1,008
AMC Entertainment, Inc., 9.75%, 12/1/20	980,000	1,132
Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20	1,265,000	1,256
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18	1,138,000	754
Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	1,210,000	1,296
Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18	1,645,000	1,213
Chester Downs & Marina LLC, 9.25%, 2/1/20 144A	360,000	354
Choice Hotels International, Inc., 5.75%, 7/1/22	560,000	620
Cinemark USA, Inc., 5.125%, 12/15/22 144A	245,000	248
The Geo Group, Inc., 6.625%, 2/15/21	460,000	511
The Geo Group, Inc., 7.75%, 10/15/17	620,000	666
Host Hotels & Resorts LP, 5.875%, 6/15/19	180,000	196
MGM Resorts International, 6.75%, 10/1/20 144A	595,000	608

Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging continued
MGM Resorts International, 7.625%, 1/15/17	685,000	733
MGM Resorts International, 7.75%, 3/15/22	565,000	605
MGM Resorts International, 8.625%, 2/1/19 144A	855,000	953
Penn National Gaming, Inc., 8.75%, 8/15/19	545,000	621
Regal Entertainment Group, 9.125%, 8/15/18	730,000	814
Royal Caribbean Cruises, Ltd., 5.25%, 11/15/22	430,000	455
Scientific Games International, Inc., 6.25%, 9/1/20 144A	980,000	1,012
Scientific Games International, Inc., 9.25%, 6/15/19	340,000	378
Seminole Indian Tribe of Florida, 7.75%, 10/1/17 144A	300,000	324
Speedway Motorsports, Inc., 6.75%, 2/1/19	430,000	456
Speedway Motorsports, Inc., 8.75%, 6/1/16	680,000	727
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 5/1/20	500,000	566

Total		17,506

Health Care/Pharmaceuticals (8.2%)
Biomet, Inc., 6.50%, 8/1/20 144A	825,000	877
Biomet, Inc., 6.50%, 10/1/20 144A	1,370,000	1,361
Centene Corp., 5.75%, 6/1/17	1,620,000	1,741
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	575,000	599
CHS/Community Health Systems, Inc., 7.125%, 7/15/20	870,000	929
CHS/Community Health Systems, Inc., 8.00%, 11/15/19	2,170,000	2,349
Elan Finance PLC/Elan Finance Corp., 6.25%, 10/15/19 144A	1,295,000	1,353
Endo Health Solutions, Inc., 7.00%, 7/15/19	340,000	363
Endo Health Solutions, Inc., 7.25%, 1/15/22	605,000	649
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19 144A	1,210,000	1,299

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	135

High Yield Bond Portfolio

Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

Health Care/Pharmaceuticals continued
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22 144A	335,000	363
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 144A	245,000	274
HCA Holdings, Inc., 6.25%, 2/15/21	495,000	507
HCA Holdings, Inc., 7.75%, 5/15/21	1,230,000	1,335
HCA, Inc., 5.875%, 3/15/22	1,730,000	1,881
HCA, Inc., 6.50%, 2/15/20	1,400,000	1,575
HCA, Inc., 7.25%, 9/15/20	1,595,000	1,766
HCA, Inc., 7.875%, 2/15/20	680,000	756
HCA, Inc., 8.00%, 10/1/18	730,000	845
HCA, Inc., 8.50%, 4/15/19	680,000	758
HCA, Inc., 9.875%, 2/15/17	87,000	92
Health Management Associates, Inc., 6.125%, 4/15/16	1,110,000	1,199
Health Management Associates, Inc., 7.375%, 1/15/20	570,000	616
Hologic, Inc., 6.25%, 8/1/20 144A	230,000	248
MPT Operating Partnership LP/MPT Finance Corp., 6.375%, 2/15/22	810,000	850
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	885,000	960
Mylan, Inc., 6.00%, 11/15/18 144A	925,000	1,022
Mylan, Inc., 7.625%, 7/15/17 144A	305,000	343
Mylan, Inc., 7.875%, 7/15/20 144A	185,000	219
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 144A	1,000,000	1,052
Service Corp. International, 4.50%, 11/15/20	370,000	376
Service Corp. International, 7.00%, 5/15/19	430,000	471
Service Corp. International, 8.00%, 11/15/21	225,000	277
Tenet Healthcare Corp., 6.25%, 11/1/18	915,000	1,004
Tenet Healthcare Corp., 8.875%, 7/1/19	930,000	1,042

	Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

	Health Care/Pharmaceuticals continued
	Valeant Pharmaceuticals International, 6.50%, 7/15/16 144A	1,045,000	1,099
	Valeant Pharmaceuticals International, 6.75%, 10/1/17 144A	1,465,000	1,582
	Valeant Pharmaceuticals International, 6.875%, 12/1/18 144A	1,585,000	1,708
	Vanguard Health Systems, Inc., 0.00%, 2/1/16	17,000	13
	VPI Escrow Corp., 6.375%, 10/15/20 144A	1,390,000	1,491
	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	655,000	698

	Total		37,942

	Media (8.6%)
	Cablevision Systems Corp., 7.75%, 4/15/18	615,000	684
	CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21	1,125,000	1,214
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	1,515,000	1,634
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	825,000	899
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20	570,000	633
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18	340,000	366
	Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375%, 9/15/20 144A	1,225,000	1,276
	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	485,000	489
	CSC Holdings LLC, 7.625%, 7/15/18	870,000	1,005
	CSC Holdings LLC, 7.875%, 2/15/18	535,000	619
	CSC Holdings LLC, 8.625%, 2/15/19	445,000	532
(c)	Dex One Corp., 14.00%, 1/29/17	789,110	262
	DISH DBS Corp., 5.00%, 3/15/23 144A	1,620,000	1,620

	Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

	Media continued
	DISH DBS Corp., 5.875%, 7/15/22	775,000	833
	DISH DBS Corp., 6.75%, 6/1/21	1,210,000	1,380
	DISH DBS Corp., 7.125%, 2/1/16	1,310,000	1,467
	DISH DBS Corp., 7.875%, 9/1/19	1,760,000	2,086
	Hughes Satellite Systems Corp., 6.50%, 6/15/19	965,000	1,064
	Hughes Satellite Systems Corp., 7.625%, 6/15/21	605,000	688
	Inmarsat Finance PLC, 7.375%, 12/1/17 144A	285,000	306
	Intelsat Jackson Holdings SA, 7.25%, 4/1/19	1,050,000	1,129
	Intelsat Jackson Holdings SA, 7.25%, 10/15/20	770,000	837
	Intelsat Jackson Holdings SA, 8.50%, 11/1/19	1,020,000	1,142
(c)	Intelsat Luxembourg SA, 11.50%, 2/4/17	1,935,000	2,056
	Lamar Media Corp., 5.00%, 5/1/23 144A	1,000,000	1,028
	LIN Television Corp., 6.375%, 1/15/21 144A	600,000	630
	Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19	325,000	360
	Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18	605,000	676
	QVC, Inc., 5.125%, 7/2/22 144A	260,000	273
	QVC, Inc., 7.375%, 10/15/20 144A	410,000	456
	QVC, Inc., 7.50%, 10/1/19 144A	1,530,000	1,688
	Sinclair Television Group, Inc., 6.125%, 10/1/22 144A	1,195,000	1,268
	Sirius XM Radio, Inc., 5.25%, 8/15/22 144A	290,000	293
	Starz LLC/Starz Finance Corp., 5.00%, 9/15/19 144A	295,000	302
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 144A	1,235,000	1,275
	Univision Communications, Inc., 6.75%, 9/15/22 144A	715,000	738

The Accompanying Notes are an Integral Part of the Financial Statements.

136	High Yield Bond Portfolio

High Yield Bond Portfolio

	Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

	Media continued
	Univision Communications, Inc., 7.875%, 11/1/20 144A	800,000	866
	UPCB Finance III, Ltd., 6.625%, 7/1/20 144A	985,000	1,055
	UPCB Finance V, Ltd., 7.25%, 11/15/21 144A	340,000	374
	Videotron Ltee, 5.00%, 7/15/22	960,000	1,007
	Virgin Media Finance PLC, 8.375%, 10/15/19	451,000	512
	WMG Acquisition Corp., 6.00%, 1/15/21 144A	240,000	253
	WMG Acquisition Corp., 11.50%, 10/1/18	1,065,000	1,230
	XM Satellite Radio, Inc., 7.625%, 11/1/18 144A	930,000	1,037

	Total		39,542

	Other Holdings (–%)
(n)*	General Motors Co. Escrow, 7.20%, 1/15/13	380,000	-
(n)*	General Motors Co. Escrow, 8.375%, 7/15/33	3,515,000	-

	Total		-

	Real Estate (0.1%)
	DuPont Fabros Technology LP, 8.50%, 12/15/17	560,000	612

	Total		612

	Services (0.8%)
(c)	ARAMARK Holdings Corp., 8.625%, 5/1/16 144A	300,000	307
	Clean Harbors, Inc., 5.125%, 6/1/21 144A	310,000	321
	Clean Harbors, Inc., 5.25%, 8/1/20	550,000	573
	FTI Consulting, Inc., 6.00%, 11/15/22 144A	495,000	512
	HDTFS, Inc., 5.875%, 10/15/20 144A	300,000	313
	HDTFS, Inc., 6.25%, 10/15/22 144A	180,000	192
	Mobile Mini, Inc., 7.875%, 12/1/20	615,000	675
	Trans Union LLC/TransUnion Financing Corp., 11.375%, 6/15/18	610,000	711

	Total		3,604

	Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

	Technology (4.6%)
	Amkor Technology, Inc., 6.375%, 10/1/22 144A	475,000	468
	Amkor Technology, Inc., 6.625%, 6/1/21	965,000	962
	Equinix, Inc., 7.00%, 7/15/21	215,000	239
	Equinix, Inc., 8.125%, 3/1/18	1,245,000	1,373
	First Data Corp., 6.75%, 11/1/20 144A	1,450,000	1,464
	First Data Corp., 7.375%, 6/15/19 144A	870,000	900
	First Data Corp., 8.25%, 1/15/21 144A	740,000	740
	First Data Corp., 9.875%, 9/24/15	1,930,000	1,969
(c)	First Data Corp., 10.55%, 9/24/15	1,214,022	1,243
	Freescale Semiconductor, Inc., 9.25%, 4/15/18 144A	1,140,000	1,245
	Freescale Semiconductor, Inc., 10.125%, 3/15/18 144A	1,105,000	1,221
	Iron Mountain, Inc., 7.75%, 10/1/19	1,060,000	1,195
	Iron Mountain, Inc., 8.375%, 8/15/21	125,000	139
	Jabil Circuit, Inc., 4.70%, 9/15/22	795,000	836
	MEMC Electronic Materials, Inc., 7.75%, 4/1/19	800,000	672
	NCR Corp., 4.625%, 2/15/21 144A	490,000	490
	NCR Corp., 5.00%, 7/15/22 144A	240,000	244
	Nuance Communications, Inc., 5.375%, 8/15/20 144A	890,000	930
	Seagate HDD Cayman, 6.875%, 5/1/20	735,000	782
	Seagate HDD Cayman, 7.75%, 12/15/18	1,230,000	1,351
	SunGard Data Systems, Inc., 7.375%, 11/15/18	1,050,000	1,125
	SunGard Data Systems, Inc., 7.625%, 11/15/20	925,000	1,010
	West Corp., 11.00%, 10/15/16	415,000	432

	Total		21,030

	Telecommunications (8.7%)
	Cincinnati Bell, Inc., 8.25%, 10/15/17	660,000	711
	Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/1/40 144A	725,000	795

Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 144A	965,000	1,037
Clearwire Communications LLC/Clearwire Finance, Inc., 14.75%, 12/1/16 144A	935,000	1,283
Cricket Communications, Inc., 7.75%, 10/15/20	2,840,000	2,897
Crown Castle International Corp., 5.25%, 1/15/23 144A	1,200,000	1,284
CyrusOne LP/CyrusOne Finance Corp., 6.375%, 11/15/22 144A	310,000	323
Digicel Group, Ltd., 8.25%, 9/30/20 144A	395,000	435
Frontier Communications Corp., 8.125%, 10/1/18	610,000	701
Frontier Communications Corp., 8.25%, 4/15/17	1,305,000	1,507
Frontier Communications Corp., 8.50%, 4/15/20	825,000	949
Frontier Communications Corp., 8.75%, 4/15/22	825,000	957
Frontier Communications Corp., 9.25%, 7/1/21	575,000	674
GCI, Inc., 8.625%, 11/15/19	1,130,000	1,201
MetroPCS Wireless, Inc., 6.625%, 11/15/20	1,135,000	1,206
MetroPCS Wireless, Inc., 7.875%, 9/1/18	1,050,000	1,137
NII Capital Corp., 7.625%, 4/1/21	1,705,000	1,292
NII Capital Corp., 8.875%, 12/15/19	1,715,000	1,363
PAETEC Holding Corp., 8.875%, 6/30/17	450,000	483
SBA Communications Corp., 5.625%, 10/1/19 144A	715,000	751
SBA Telecommunications, Inc., 5.75%, 7/15/20 144A	580,000	616
SBA Telecommunications, Inc., 8.25%, 8/15/19	308,000	344

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	137

High Yield Bond Portfolio

	Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications continued
	Sprint Capital Corp., 6.90%, 5/1/19	1,185,000	1,292
	Sprint Nextel Corp., 6.00%, 12/1/16	1,565,000	1,702
	Sprint Nextel Corp., 6.00%, 11/15/22	1,340,000	1,377
	Sprint Nextel Corp., 7.00%, 3/1/20 144A	575,000	668
	Sprint Nextel Corp., 7.00%, 8/15/20	2,010,000	2,196
	Sprint Nextel Corp., 8.375%, 8/15/17	2,160,000	2,511
	Sprint Nextel Corp., 9.00%, 11/15/18 144A	1,020,000	1,260
	Sprint Nextel Corp., 9.125%, 3/1/17	575,000	677
	Sprint Nextel Corp., 11.50%, 11/15/21	1,140,000	1,550
	TW Telecom Holdings, Inc., 5.375%, 10/1/22 144A	160,000	168
(c)	Wind Acquisition Holding Finance SA, 12.25%, 7/15/17 144A	1,182,405	1,206
	Windstream Corp., 7.00%, 3/15/19	680,000	695
	Windstream Corp., 7.75%, 10/15/20	1,645,000	1,777
	Windstream Corp., 7.875%, 11/1/17	1,075,000	1,209

	Total		40,234

	Transportation (0.3%)
	Continental Airlines, Inc., 6.75%, 9/15/15 144A	615,000	646
	Kansas City Southern de Mexico SAB de CV, 8.00%, 2/1/18	480,000	529

	Total		1,175

	Utilities (3.1%)
	The AES Corp., 7.75%, 10/15/15	1,495,000	1,678
	The AES Corp., 8.00%, 10/15/17	585,000	676
	The AES Corp., 8.00%, 6/1/20	1,170,000	1,345
	Calpine Corp., 7.50%, 2/15/21 144A	832,000	919
	Calpine Corp., 7.875%, 7/31/20 144A	1,606,000	1,803
	DPL, Inc., 6.50%, 10/15/16	1,520,000	1,607
	DPL, Inc., 7.25%, 10/15/21	510,000	546
	GenOn Americas Generation LLC, 8.50%, 10/1/21	570,000	650
	NRG Energy, Inc., 7.625%, 1/15/18	1,765,000	1,959

	Bonds (89.0%)	Shares/ $ Par	Value $ (000’s)

	Utilities continued
	NRG Energy, Inc., 7.625%, 5/15/19	1,210,000	1,295
	NRG Energy, Inc., 8.25%, 9/1/20	230,000	258
	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 144A	705,000	726
	Puget Energy, Inc., 5.625%, 7/15/22	950,000	1,023

	Total		14,485

	Total Bonds
	(Cost: $382,232)		410,286

	Bank Loan Obligations (3.4%)

	Bank Loan Obligations (3.4%)
	Allison Transmission, Inc., 4.25%, due 8/23/19	995,006	1,003
	Aramark Corp., 3.25%, due 7/26/16	1,000,000	1,003
	Chesapeake Energy Corp., 5.75%, due 12/2/17	1,500,000	1,501
	Chrysler Group LLC, 6.00%, due 5/24/17	1,243,687	1,269
	DaVita Healthcare Partners, Inc., 4.00%, due 11/1/19	1,500,000	1,509
	FMG Resources (August 2006) Pty, Ltd., 5.25%, due 10/18/17	997,500	1,005
	Kinetic Concepts, Inc., 5.50%, due 5/4/18	1,994,962	2,015
	MGM Resorts International, 4.25%, due 12/20/19	1,000,000	1,010
	Navistar, Inc., 7.00%, due 8/17/17	1,250,000	1,254
	The Neiman Marcus Group, Inc., 4.75%, due 5/16/18	1,000,000	1,001
	Offshore Group Investment, Ltd., 6.25%, due 10/25/17	987,500	985
	Serta Simmons Holdings, Inc., 5.00%, due 10/1/19	1,000,000	1,000
	Warner Chilcott Corp., 4.25%, due 3/15/18	1,243,683	1,250

	Total Bank Loan Obligations
	(Cost: $15,659)		15,805

	Short-Term Investments (5.1%)

	Electronics (0.8%)
(b)	International Business Machines Corp., 0.05%, 1/2/13	3,700,000	3,700

	Total		3,700

Short-Term Investments (5.1%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies (1.1%)
Federal Home Loan Mortgage Corp., 0.13%, 2/25/13	5,000,000	4,999

Total		4,999

Finance Services (2.1%)
Alpine Securitization Corp., 0.18%, 1/17/13	5,000,000	4,999
Govco LLC, 0.27%, 2/4/13	5,000,000	4,999

Total		9,998

Machinery (1.1%)
John Deere Canada ULC, 0.15%, 1/29/13	5,000,000	5,000

Total		5,000

Total Short-Term Investments
(Cost: $23,697)		23,697

Total Investments (98.9%)
(Cost: $426,867)(a)		455,790

Other Assets, Less
Liabilities (1.1%)		5,152

Net Assets (100.0%)		460,942

The Accompanying Notes are an Integral Part of the Financial Statements.

138	High Yield Bond Portfolio

High Yield Bond Portfolio

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012 the value of these securities (in thousands) was $122,847 representing 26.6% of the net assets.

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $427,082 and the net unrealized appreciation of investments based on that cost was $28,708 which is comprised of $32,599 aggregate gross unrealized appreciation and $3,891 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for when-issued securities.

(c)	PIK — Payment In Kind

(d)	Defaulted Security

(n)	Security valued in good faith by the Board of Directors.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,030	$-	$587
Preferred Stocks	3,106	1,279	-
Corporate Bonds	-	410,286	-	(m)
Bank Loans	-	15,805	-	(m)
Short-Term Investments	-	23,697	-
Total	$4,136	$451,067	$587

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	139

Multi-Sector Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with prudent investment management.	Invest primarily in a diversified portfolio of fixed income instruments of varying maturities and quality, and in derivatives designed to replicate such securities.	$373 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Multi-Sector Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined to be of comparable quality (so called “junk bonds”). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Market Overview

2012 was a year defined globally by a dynamic, polarized political process. The year began with a focus on Europe, as the seemingly inevitable Greek tragedy fueled speculation of when, not if, the European Union (EU) would see its membership shrink. In late July, a few determined statements from the European Central Bank (ECB) President Mario Draghi—later reinforced in early September by the ECB Governing Council—stabilized markets and postponed any sovereign exits from the EU. The markets spent the remainder of the year weighing the efficacy of a “do whatever it takes to safeguard monetary union” policy stance versus the Greek austerity commitment and Spanish financial system stability.

The eurozone had to compete with the United States for headlines, as the U.S. political climate often relegated geopolitical instability and uprising to second page news. Markets confronted an evolving monetary policy that produced multiple extensions of rate guidance (now mid-2015), a third quantitative easing (QE3) mortgage purchase program and additional, targeted Treasury purchases with the expiry of “Operation Twist”, the explicit use of unemployment and inflation quantitative thresholds, and a growing NY Federal Reserve balance sheet and System Open Market Account which currently stands at $2.65 trillion.

While the President’s reelection may have cemented the fate of the Affordable Care Act and Dodd-Frank reforms, market participants quickly turned their attention to the uncertainty surrounding the impending fiscal cliff. Both political parties recognized that averting the cliff was essential to avoiding a recession in 2013, but negotiations were strained for much of the quarter with Democrats seeking increased tax revenue from the wealthiest Americans and Republicans asking for spending cuts on entitlement programs. Ultimately, hopes of a grand bargain abated and gave way to a short-term deal, thus opening the door to further fiscal negotiations, most notably on a debt ceiling increase and spending cuts (the “sequester”), in 2013.

Portfolio Results

The Portfolio returned 14.94% for the twelve months ended December 31, 2012. By comparison, the Barclays® Global Credit Hedged USD Index returned 11.65%. The Portfolio’s custom benchmark, comprised of 1/3 Barclays® Global Aggregate Credit component, 1/3 Merrill Lynch Global High Yield BB-B rated constrained and 1/3 J.P. Morgan EMBI Global, all U.S. dollar Hedged Index (the “Equal Weighted Composite Index”), returned 15.72%. (These Indices are unmanaged, cannot be invested in directly and do not include administrative expenses or sales charges.) The Portfolio outperformed the 11.87% average return of the Multisector Bond category according to Morningstar®, Inc., an independent mutual fund ranking agency.

When compared to the Equal Weighted Composite Index, the Portfolio was underweight spread duration, particularly in the high yield and emerging markets (EM) sectors. These positions detracted from performance, as spreads tightened across the board. However, EM local rate exposure, particularly via interest rate swaps in Brazil, was positive for performance as the Monetary Policy Committee cut the policy rate.

Sectors that traded at a spread to U.S. Treasurys outperformed, as global central banks extended their commitment to monetary easing. The Portfolio’s focus on financials within the investment grade corporate sector added to relative performance amid accommodative monetary policy and improving housing data.

140	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

During the period, the Portfolio used certain forward currency contracts to manage how the Portfolio was exposed to various foreign currency. In addition, the Portfolio utilized credit default swaps on a basket of credit entities to manage the Portfolio’s corporate bond exposure.

Portfolio Manager Outlook

The following forward looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

We expect the global economy to grow at a real rate of 1.5 to 2.0% in 2013, representing a slowdown from the 2.2% pace of growth seen over the past twelve months. Real growth, we believe, will be moderated by efforts to resolve debt overhangs through fiscal restraint as evidenced by the slowing in corporate profits, capital expenditures and global trade.

Simultaneously, inflation will likely decrease in the near term. We expect households will continue to delever their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could, however, be bolstered by the continued resolve of central banks. The balance of these forces will determine if GDP growth has slowed to stall speed or if a coordinated global slowdown can be averted.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	Since Inception*
Multi-Sector Bond Portfolio	14.94%	9.20%	8.28%
Barclays® Global Credit Hedged USD Index	11.65%	7.10%	6.51%
Equal Weighted Composite of Barclays® Global Aggregate — Credit Component, Hedged USD; Merrill Lynch® Global High Yield BB-B Rated Constrained Index; JP Morgan® EMBI Global	15.72%	9.08%	8.23%
Morningstar® US Insurance Fund Multisector Bond Average	11.87%	6.79%	-
*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower-quality securities, which may present a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

Multi-Sector Bond Portfolio	141

Multi-Sector Bond Portfolio

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may also invest in municipal securities, which may be more sensitive to certain adverse conditions than other fixed income securities, may be or become illiquid, and may have yields which move differently and adversely compared to the yields of the overall debt securities markets.

Top 10 Fixed Income Holdings 12/31/12

Security Description	% of Market Value
US Treasury, Various	5.9%
Indonesia Government International Bond, Various	2.7%
Republic of South Africa, Various	2.5%
Petroleos de Venezuela SA, Various	1.7%
Province of Quebec Canada, Various	1.5%
American International Group, Inc., Various	1.3%
Petroleos Mexicanos, Various	1.2%
Australian Index Linked, Various	1.2%
The Royal Bank of Scotland PLC, Various	1.2%
Ally Financial, Inc., Various	1.2%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

142	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Schedule of Investments

December 31, 2012

	Corporate Bonds (60.2%)	Shares/ $ Par	Value $ (000’s)

	Aerospace/Defense (1.1%)
	American Airlines Pass Through Trust, Series 2009-1, Class A, 10.375%, 7/2/19	85,784	91
	American Airlines Pass Through Trust, Series 2011-1, Class A, 5.25%, 1/31/21	189,455	199
(b)	American Airlines Pass Through Trust, Series 2011-2, Class A, 8.625%, 10/15/21	376,053	390
	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.25%, 11/10/19	262,974	304
	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.75%, 1/12/21	95,434	104
	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.75%, 12/17/19	230,085	264
	Delta Air Lines Pass Through Trust, Series 2012-1, Class A, 4.75%, 5/7/20	500,000	535
	United Airlines Pass Through Trust, Series 2009-2, Class A, 9.75%, 1/15/17	318,933	369
	US Airways Pass-Through Trust, 5.90%, 10/1/24	1,500,000	1,635
	Waha Aerospace BV, 3.925%, 7/28/20 144A	240,000	260

	Total		4,151

	Autos/Vehicle Parts (1.1%)
	Ford Motor Credit Co. LLC, 2.75%, 5/15/15	300,000	306
	Ford Motor Credit Co. LLC, 3.875%, 1/15/15	200,000	209
	Ford Motor Credit Co. LLC, 7.00%, 4/15/15	900,000	1,003
	Ford Motor Credit Co. LLC, 8.00%, 6/1/14	400,000	436
(k)	Ford Motor Credit Co. LLC, 8.70%, 10/1/14	1,800,000	2,016
	Meritor, Inc., 8.125%, 9/15/15	165,000	174

	Total		4,144

	Banking (10.1%)
	Abbey National Treasury Services PLC, 1.893%, 4/25/14	600,000	599

	Corporate Bonds (60.2%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	Banco Bradesco SA, 2.41%, 5/16/14 144A	1,000,000	1,007
	Banco do Brasil SA, 2.219%, 2/15/13	300,000	300
	Banco do Brasil SA, 6.00%, 1/22/20 144A	200,000	233
	Banco do Brasil SR (Cayman), 3.875%, 10/10/22	1,200,000	1,209
	Banco Mercantil del Norte SA, 4.375%, 7/19/15 144A	100,000	105
	Banco Santander Brasil SA, 2.408%, 3/18/14 144A	400,000	399
	Banco Santander Brasil SA, 4.25%, 1/14/16 144A	1,500,000	1,556
	Banco Santander Chile, 3.875%, 9/20/22 144A	1,000,000	1,025
	Banco Votorantim SA, 5.25%, 2/11/16 144A	800,000	842
	Bank of America Corp., 5.75%, 12/1/17	500,000	583
	Bank of America Corp., 6.00%, 9/1/17	120,000	141
	BBVA Bancomer SA/Texas, 4.50%, 3/10/16	1,000,000	1,063
(k)	The Bear Stearns LLC, 7.25%, 2/1/18	2,400,000	3,007
	Cantor Fitzgerald LP, 7.875%, 10/15/19 144A	1,500,000	1,538
	Citigroup, Inc., 6.125%, 5/15/18	772,000	925
	The Export-Import Bank of Korea, 3.75%, 10/20/16	700,000	752
	The Export-Import Bank of Korea, 4.00%, 1/29/21	200,000	215
	The Export-Import Bank of Korea, 4.375%, 9/15/21	1,200,000	1,326
	The Export-Import Bank of Korea, 5.125%, 6/29/20	250,000	287
	The Goldman Sachs Group, Inc., 5.25%, 7/27/21	400,000	456
	The Goldman Sachs Group, Inc., 6.15%, 4/1/18	500,000	587
	The Goldman Sachs Group, Inc., 6.75%, 10/1/37	450,000	510

	Corporate Bonds (60.2%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
(k)	The Goldman Sachs Group, Inc., 7.50%, 2/15/19	2,300,000	2,894
	HSBC Bank PLC, 4.125%, 8/12/20 144A	800,000	890
	Intesa Sanpaolo SpA, 2.712%, 2/24/14 144A	1,600,000	1,598
	Macquarie Group, Ltd., 6.25%, 1/14/21 144A	300,000	333
(k)	Merrill Lynch & Co., Inc., 6.875%, 4/25/18	1,500,000	1,808
	Morgan Stanley, 5.625%, 9/23/19	400,000	452
	Morgan Stanley, 5.95%, 12/28/17	200,000	226
	Morgan Stanley, 6.00%, 4/28/15	500,000	545
(k)	Morgan Stanley, 7.30%, 5/13/19	2,800,000	3,403
	Norddeutsche Landesbank Girozentrale, 0.875%, 10/16/15 144A	200,000	200
	Rabobank Nederland NV, 11.00%, 12/29/49 144A	200,000	270
(k)	The Royal Bank of Scotland Group PLC, 2.55%, 9/18/15	3,100,000	3,173
	RSHB Capital SA for OJSC Russian Agricultural Bank, 7.125%, 1/14/14	500,000	526
	Turkiye Garanti Bankasi AS, 2.819%, 4/20/16 144A	200,000	198
	Vnesheconombank Via VEB Finance PLC, 5.375%, 2/13/17 144A	200,000	219
	Vnesheconombank Via VEB Finance PLC, 5.45%, 11/22/17 144A	1,200,000	1,335
	Vnesheconombank Via VEB Finance PLC, 6.025%, 7/5/22 144A	400,000	465
	Vnesheconombank Via VEB Finance PLC, 6.80%, 11/22/25	100,000	122
	Vnesheconombank Via VEB Finance PLC, 6.902%, 7/9/20	400,000	488

	Total		37,810

	Basic Materials (4.0%)
	Berry Plastics Corp., 5.09%, 2/15/15	300,000	300

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	143

Multi-Sector Bond Portfolio

	Corporate Bonds (60.2%)	Shares/ $ Par	Value $ (000’s)

	Basic Materials continued
	Berry Plastics Corp., 8.25%, 11/15/15	400,000	418
	Celanese US Holdings LLC, 6.625%, 10/15/18	100,000	110
	CONSOL Energy, Inc., 8.00%, 4/1/17	1,500,000	1,624
	CSN Islands IX Corp., 10.00%, 1/15/15	200,000	226
	CSN Resources SA, 6.50%, 7/21/20 144A	100,000	109
	CSN Resources SA, 6.50%, 7/21/20	200,000	217
	Desarrolladora Homex SAB de CV, 9.50%, 12/11/19 144A	150,000	161
	FMG Resources (August 2006) Pty, Ltd., 6.00%, 4/1/17 144A	800,000	816
	FMG Resources (August 2006) Pty, Ltd., 6.375%, 2/1/16 144A	100,000	103
	FMG Resources (August 2006) Pty, Ltd., 7.00%, 11/1/15 144A	300,000	315
	FMG Resources (August 2006) Pty, Ltd., 8.25%, 11/1/19 144A	1,500,000	1,597
(k)	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	1,700,000	1,747
	Huntsman International LLC, 8.625%, 3/15/21	600,000	686
	Ineos Finance PLC, 7.50%, 5/1/20 144A	200,000	209
	Ineos Finance PLC, 8.375%, 2/15/19 144A	200,000	216
	Ineos Finance PLC, 9.00%, 5/15/15 144A	1,200,000	1,275
	Newcrest Finance Pty, Ltd., 4.20%, 10/1/22 144A	200,000	206
	Newcrest Finance Pty, Ltd., 4.45%, 11/15/21 144A	400,000	421
	Newcrest Finance Pty, Ltd., 5.75%, 11/15/41 144A	200,000	221
(c)	Noranda Aluminum Acquisition Corp., 4.524%, 5/15/15	600,000	564
(k)	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19	1,900,000	2,043

Corporate Bonds (60.2%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.875%, 8/15/19	200,000	222
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 8.50%, 5/15/18	400,000	410
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.875%, 8/15/19	100,000	107
Sappi Papier Holding GmbH, 7.75%, 7/15/17 144A	400,000	436

Total		14,759

Builders/Building Materials (0.9%)
Agile Property Holdings, Ltd., 8.875%, 4/28/17 144A	150,000	161
Cemex Finance LLC, 9.375%, 10/12/22 144A	300,000	337
Cemex Finance LLC, 9.50%, 12/14/16 144A	600,000	653
Cemex SAB de CV, 9.50%, 6/15/18 144A	1,300,000	1,466
Corporacion GEO SAB de CV, 9.25%, 6/30/20 144A	200,000	215
HD Supply, Inc., 8.125%, 4/15/19 144A	300,000	342
Urbi Desarrollos Urbanos SAB de CV, 9.50%, 1/21/20 144A	100,000	95

Total		3,269

Consumer Products/Retailing (0.6%)
CVS Pass-Through Trust, 5.926%, 1/10/34 144A	881,222	1,060
CVS Pass-Through Trust, 7.507%, 1/10/32 144A	94,206	124
Jarden Corp., 6.125%, 11/15/22	100,000	108
Rock-Tenn Co., 4.45%, 3/1/19 144A	200,000	216
Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19	100,000	111
Spectrum Brands, Inc., 9.50%, 6/15/18	400,000	454

Total		2,073

Corporate Bonds (60.2%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities (0.9%)
Centrais Eletricas Brasileiras SA, 6.875%, 7/30/19 144A	400,000	455
Centrais Eletricas Brasileiras SA, 6.875%, 7/30/19	200,000	228
Centrais Eletricas Brasileiras SA, 7.75%, 11/30/15 144A	1,300,000	1,482
Enel Finance International SA, 5.70%, 1/15/13 144A	100,000	100
Entergy Corp., 3.625%, 9/15/15	100,000	105
Exelon Generation Co. LLC, 4.25%, 6/15/22 144A	500,000	520
Israel Electric Corp., Ltd., 7.25%, 1/15/19 144A	200,000	217
Korea Hydro & Nuclear Power Co., Ltd., 3.125%, 9/16/15 144A	100,000	104
Korea Hydro & Nuclear Power Co., Ltd., 6.25%, 6/17/14	100,000	107
Oncor Electric Delivery Co. LLC, 4.10%, 6/1/22	200,000	218

Total		3,536

Energy (9.1%)
AK Transneft OAO, 7.70%, 8/7/13	200,000	209
Anadarko Finance Co., 7.50%, 5/1/31	100,000	132
Anadarko Petroleum Corp., 5.95%, 9/15/16	300,000	345
Anadarko Petroleum Corp., 6.375%, 9/15/17	300,000	358
CNOOC Finance 2012, Ltd., 3.875%, 5/2/22	1,500,000	1,597
Compagnie Generale de Geophysique-Veritas, 7.75%, 5/15/17	100,000	104
Continental Resources, Inc., 7.125%, 4/1/21	100,000	113
Ecopetrol SA, 7.625%, 7/23/19	720,000	931
El Paso Corp., 8.25%, 2/15/16	100,000	112
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 9/1/22	100,000	106
Gazprom OAO, 5.625%, 7/22/13	14,580	15
Gazprom OAO, 6.51%, 3/7/22	1,000,000	1,192
Gazprom OAO, 7.288%, 8/16/37	700,000	912

The Accompanying Notes are an Integral Part of the Financial Statements.

144	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Corporate Bonds (60.2%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Gazprom OAO, 8.625%, 4/28/34	1,000,000	1,439
Gazprom OAO, 9.25%, 4/23/19	200,000	265
Harvest Operations Corp., 6.875%, 10/1/17	100,000	111
Indian Oil Corp., Ltd., 4.75%, 1/22/15	1,100,000	1,150
KazMunayGas National Co., 6.375%, 4/9/21 144A	900,000	1,101
KazMunayGas National Co., 7.00%, 5/5/20 144A	300,000	373
KazMunayGas National Co., 8.375%, 7/2/13	300,000	310
KazMunayGas National Co., 11.75%, 1/23/15	700,000	836
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/1/21	100,000	106
Majapahit Holding BV, 7.25%, 6/28/17	100,000	118
Majapahit Holding BV, 7.75%, 1/20/20 144A	100,000	126
Majapahit Holding BV, 7.75%, 1/20/20	100,000	126
Majapahit Holding BV, 8.00%, 8/7/19	100,000	126
Midcontinent Express Pipeline LLC, 6.70%, 9/15/19 144A	1,500,000	1,584
Nakilat, Inc., 6.067%, 12/31/33	200,000	242
Newfield Exploration Co., 6.875%, 2/1/20	300,000	321
Newfield Exploration Co., 7.125%, 5/15/18	100,000	105
NGPL PipeCo LLC, 7.119%, 12/15/17 144A	500,000	545
NGPL PipeCo LLC, 7.768%, 12/15/37 144A	200,000	210
NGPL PipeCo LLC, 9.625%, 6/1/19 144A	700,000	805
OGX Austria GmbH, 8.375%, 4/1/22 144A	700,000	585
OGX Austria GmbH, 8.375%, 4/1/22	800,000	668
OGX Austria GmbH, 8.50%, 6/1/18 144A	600,000	540
Pemex Project Funding Master Trust, 5.75%, 3/1/18	1,440,000	1,681
Petrohawk Energy Corp., 7.25%, 8/15/18	100,000	113
Petroleos de Venezuela SA, 4.90%, 10/28/14	100,000	96
Petroleos de Venezuela SA, 5.00%, 10/28/15	100,000	92

	Corporate Bonds (60.2%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Petroleos de Venezuela SA, 5.375%, 4/12/27	1,900,000	1,330
	Petroleos de Venezuela SA, 5.50%, 4/12/37	1,800,000	1,233
(k)	Petroleos de Venezuela SA, 8.50%, 11/2/17	4,200,000	4,147
	Pride International, Inc., 8.50%, 6/15/19	500,000	660
	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20	398,750	448
	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.75%, 9/30/19	550,000	690
	Rockies Express Pipeline LLC, 5.625%, 4/15/20 144A	1,000,000	982
(k)	Rockies Express Pipeline LLC, 6.85%, 7/15/18 144A	2,900,000	3,031
	SandRidge Energy, Inc., 7.50%, 3/15/21	200,000	214
	SandRidge Energy, Inc., 7.50%, 2/15/23	400,000	428
	SandRidge Energy, Inc., 8.125%, 10/15/22	400,000	438
	SandRidge Energy, Inc., 8.75%, 1/15/20	100,000	109
	SandRidge Energy, Inc., 9.875%, 5/15/16	100,000	108
	Tengizchevroil Finance Co. SARL, 6.124%, 11/15/14	57,273	59

	Total		33,777

	Financials (2.2%)
	Ally Financial, Inc., 3.51%, 2/11/14	800,000	814
	Ally Financial, Inc., 3.709%, 6/20/14	1,000,000	1,023
	Ally Financial, Inc., 4.625%, 6/26/15	1,000,000	1,043
	Ally Financial, Inc., 6.75%, 12/1/14	400,000	432
	Ally Financial, Inc., 7.50%, 12/31/13	400,000	423
	Ally Financial, Inc., 8.30%, 2/12/15	300,000	334
	AWAS Aviation Capital, Ltd., 7.00%, 10/17/16 144A	808,000	852
	CIT Group, Inc., 5.25%, 4/1/14 144A	1,200,000	1,242
	Eksportfinans ASA, 0.505%, 4/5/13	100,000	100
	Eksportfinans ASA, 1.875%, 4/2/13	100,000	100
	Eksportfinans ASA, 2.00%, 9/15/15	200,000	191
	Eksportfinans ASA, 5.50%, 5/25/16	200,000	208

	Corporate Bonds (60.2%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	International Lease Finance Corp., 6.75%, 9/1/16 144A	1,200,000	1,347

	Total		8,109

	Gas Pipelines (0.2%)
	El Paso Corp., 12.00%, 12/12/13	800,000	872
(n)*	Selectica, 8.75%, 11/15/15	500,000	-

	Total		872

	Health Care/Pharmaceuticals (2.2%)
	Amgen, Inc., 3.625%, 5/15/22	800,000	860
	Amgen, Inc., 5.375%, 5/15/43	900,000	1,061
	Baptist Health South Florida Obligated Group, 4.59%, 8/15/21	100,000	112
	Boston Scientific Corp., 6.00%, 1/15/20	1,200,000	1,400
(k)	HCA, Inc., 6.50%, 2/15/20	2,200,000	2,475
	HCA, Inc., 9.875%, 2/15/17	130,000	137
	Mylan, Inc., 7.625%, 7/15/17 144A	100,000	112
	Mylan, Inc., 7.875%, 7/15/20 144A	300,000	355
	Valeant Pharmaceuticals International, 6.50%, 7/15/16 144A	600,000	631
	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	900,000	958

	Total		8,101

	Independent Finance (6.1%)
	Alliance Data Systems Corp., 5.25%, 12/1/17 144A	600,000	609
	American International Group, Inc., 5.05%, 10/1/15	300,000	331
	American International Group, Inc., 5.60%, 10/18/16	200,000	228
(k)	American International Group, Inc., 5.85%, 1/16/18	2,400,000	2,837
	Anglo American Capital PLC, 2.625%, 9/27/17 144A	200,000	204
	Anglo American Capital PLC, 4.125%, 9/27/22 144A	1,400,000	1,463

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	145

Multi-Sector Bond Portfolio

	Corporate Bonds (60.2%)	Shares/ $ Par	Value $ (000’s)

	Independent Finance continued
	Banco Continental SA via Continental Senior Trustee II Cayman, Ltd., 5.75%, 1/18/17 144A	600,000	657
	Fibria Overseas Finance, Ltd., 6.75%, 3/3/21 144A	200,000	221
	GATX Corp., 4.75%, 6/15/22	200,000	210
	Hyundai Capital Services, Inc., 4.375%, 7/27/16 144A	200,000	215
	Hyundai Capital Services, Inc., 6.00%, 5/5/15	1,300,000	1,427
	Indo Energy Finance BV, 7.00%, 5/7/18 144A	200,000	209
	IPIC GMTN, Ltd., 5.00%, 11/15/20 144A	1,500,000	1,705
	The Korea Development Bank, 3.00%, 9/14/22	1,000,000	996
(n)	LBG Capital No. 1 PLC, 8.50%, 12/17/49 144A	660,000	683
	Odebrecht Drilling Norbe VIII/IX, Ltd., 6.35%, 6/30/21	1,425,000	1,608
(n)	Peru Enhanced Pass-Through Finance, Ltd., 0.00%, 5/31/18 144A	147,929	135
	Reliance Holdings USA, Inc., 4.50%, 10/19/20	300,000	314
	SABIC Capital I BV, 3.00%, 11/2/15	1,200,000	1,241
	SB Capital SA, 5.40%, 3/24/17	500,000	547
	SB Capital SA, 5.499%, 7/7/15	300,000	324
	SB Capital SA, 5.717%, 6/16/21	200,000	224
	SB Capital SA, 6.125%, 2/7/22 144A	1,500,000	1,714
	SB Capital SA, 6.125%, 2/7/22	400,000	457
	Schaeffler Finance BV, 7.75%, 2/15/17 144A	300,000	333
	Temasek Financial I, Ltd., 3.375%, 7/23/42 144A	500,000	474
	TNK-BP Finance SA, 7.25%, 2/2/20 144A	400,000	485
	TNK-BP Finance SA, 7.50%, 3/13/13 144A	200,000	202
	TNK-BP Finance SA, 7.50%, 3/13/13	600,000	607
	TNK-BP Finance SA, 7.875%, 3/13/18 144A	100,000	121

	Corporate Bonds (60.2%)	Shares/ $ Par	Value $ (000’s)

	Independent Finance continued
(k)	TNK-BP Finance SA, 7.875%, 3/13/18	1,500,000	1,821

	Total		22,602

	Industrial - Other (0.2%)
	Rhodia SA, 6.875%, 9/15/20 144A	500,000	564
	Sinochem Overseas Capital Co., Ltd., 4.50%, 11/12/20 144A	100,000	107

	Total		671

	Media (0.7%)
	Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22 144A	500,000	519
	Columbus International, Inc., 11.50%, 11/20/14 144A	100,000	111
	CSC Holdings LLC, 7.625%, 7/15/18	100,000	115
	CSC Holdings LLC, 7.875%, 2/15/18	400,000	463
	CSC Holdings LLC, 8.625%, 2/15/19	200,000	239
	DISH DBS Corp., 7.125%, 2/1/16	325,000	364
	EchoStar DBS Corp., 7.75%, 5/31/15	700,000	783
	Quebecor Media, Inc., 7.75%, 3/15/16	162,000	166

	Total		2,760

	Metals/Mining (2.3%)
	AngloGold Ashanti Holdings PLC, 5.375%, 4/15/20	100,000	103
	ArcelorMittal, 7.50%, 10/15/39	100,000	94
	CSN Islands XI Corp., 6.875%, 9/21/19 144A	700,000	784
	Gerdau Holdings, Inc., 7.00%, 1/20/20 144A	200,000	232
	Gerdau Holdings, Inc., 7.00%, 1/20/20	600,000	698
	Gerdau Trade, Inc., 5.75%, 1/30/21 144A	800,000	880
	Gold Fields Orogen Holding BVI, Ltd., 4.875%, 10/7/20	200,000	197
	Severstal OAO, 6.70%, 10/25/17 144A	700,000	767
	Southern Copper Corp., 5.25%, 11/8/42	500,000	500
	Steel Dynamics, Inc., 7.625%, 3/15/20	300,000	332
	Teck Resources, Ltd., 4.50%, 1/15/21	1,500,000	1,632
	Vale Overseas, Ltd., 4.375%, 1/11/22	800,000	854

	Corporate Bonds (60.2%)	Shares/ $ Par	Value $ (000’s)

	Metals/Mining continued
	Vale Overseas, Ltd., 4.625%, 9/15/20	400,000	432
	Vale Overseas, Ltd., 6.875%, 11/21/36	100,000	124
	Xstrata Canada Financial Corp., 3.60%, 1/15/17 144A	1,000,000	1,053

	Total		8,682

	Oil and Gas (2.0%)
(k)	Petrobras International Finance Co., 5.375%, 1/27/21	2,400,000	2,702
	Petrobras International Finance Co., 5.875%, 3/1/18	600,000	687
	Petrobras International Finance Co., 7.875%, 3/15/19	230,000	287
	Petroleos Mexicanos, 4.875%, 3/15/15	1,490,000	1,606
	Petroleos Mexicanos, 8.00%, 5/3/19	1,200,000	1,569
	QGOG Constellation SA, 6.25%, 11/9/19 144A	500,000	521

	Total		7,372

	Other Finance (4.3%)
	AK Transneft OAO, 8.70%, 8/7/18 144A	1,000,000	1,295
	Alrosa Finance SA, 7.75%, 11/3/20 144A	500,000	580
	Alrosa Finance SA, 7.75%, 11/3/20	900,000	1,044
	Banque PSA Finance, 2.254%, 4/4/14 144A	1,000,000	988
	Banque PSA Finance, 4.375%, 4/4/16 144A	500,000	504
	Braskem Finance, Ltd., 5.375%, 5/2/22 144A	400,000	414
	Braskem Finance, Ltd., 5.75%, 4/15/21 144A	250,000	263
	Braskem Finance, Ltd., 5.75%, 4/15/21	700,000	739
	Dolphin Energy, Ltd., 5.50%, 12/15/21 144A	1,300,000	1,516
	Dolphin Energy, Ltd., 5.50%, 12/15/21	200,000	233
	Novatek Finance, Ltd., 6.604%, 2/3/21 144A	1,100,000	1,290
	Prudential Covered Trust 2012-1, 2.997%, 9/30/15 144A	475,000	493
	QNB Finance, Ltd., 3.375%, 2/22/17	1,200,000	1,257
	RCI Banque SA, 2.217%, 4/11/14 144A	900,000	900
	Rosneft Oil Co. via Rosneft International Finance, Ltd., 4.199%, 3/6/22 144A	700,000	716

The Accompanying Notes are an Integral Part of the Financial Statements.

146	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Corporate Bonds (60.2%)	Shares/ $ Par	Value $ (000’s)

	Other Finance continued
	SLM Corp., 5.00%, 4/15/15	600,000	632
(k)	SLM Corp., 6.25%, 1/25/16	2,700,000	2,936
	SteelRiver Transmission Co. LLC, 4.71%, 6/30/17 144A	87,385	91

	Total		15,891

	Other Services (0.2%)
	Ecolab, Inc., 3.00%, 12/8/16	800,000	850

	Total		850

	Paper and Forest Products (0.3%)
	Celulosa Arauco y Constitucion SA, 7.25%, 7/29/19	300,000	356
	Georgia-Pacific LLC, 8.00%, 1/15/24	100,000	140
	Georgia-Pacific LLC, 8.875%, 5/15/31	300,000	450

	Total		946

	Real Estate Investment Trusts (1.2%)
(k)	American Tower Corp., 7.25%, 5/15/19	1,500,000	1,840
	Longfor Properties Co., Ltd., 9.50%, 4/7/16 144A	200,000	220
	Qatari Diar Finance QSC, 5.00%, 7/21/20	1,100,000	1,284
	SL Green Realty Corp., 5.00%, 8/15/18	1,100,000	1,195

	Total		4,539

	Services (0.2%)
	ARAMARK Corp., 3.813%, 2/1/15	250,000	249
	Hutchison Whampoa International, Ltd., 5.75%, 9/11/19	200,000	238
	Pearson PLC, 5.50%, 5/6/13 144A	100,000	102

	Total		589

	Technology (0.6%)
	Advanced Micro Devices, Inc., 7.50%, 8/15/22 144A	300,000	247
	Audatex North America, Inc., 6.75%, 6/15/18 144A	100,000	107
	First Data Corp., 6.75%, 11/1/20 144A	1,000,000	1,010
	First Data Corp., 7.375%, 6/15/19 144A	500,000	517
	Hewlett-Packard Co., 4.65%, 12/9/21	400,000	402

	Total		2,283

	Corporate Bonds (60.2%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications (3.5%)
(k)	America Movil SAB de CV, 2.375%, 9/8/16	1,700,000	1,767
	America Movil SAB de CV, 4.375%, 7/16/42	200,000	208
	Brocade Communications Systems, Inc., 6.875%, 1/15/20	1,100,000	1,185
	Deutsche Telekom International Finance BV, 8.75%, 6/15/30	700,000	1,049
	Digicel Group, Ltd., 8.25%, 9/30/20 144A	600,000	660
	Eileme 2 AB, 11.625%, 1/31/20 144A	600,000	699
	Frontier Communications Corp., 7.875%, 4/15/15	66,000	74
	Qtel International Finance, Ltd., 3.375%, 10/14/16 144A	300,000	314
	Qtel International Finance, Ltd., 4.75%, 2/16/21 144A	200,000	226
	Qtel International Finance, Ltd., 4.75%, 2/16/21	1,100,000	1,243
	Qwest Corp., 7.25%, 9/15/25	500,000	579
	Telecom Italia Capital SA, 7.721%, 6/4/38	100,000	108
	Telefonos de Mexico SAB de CV, 5.50%, 1/27/15	100,000	109
	Telefonos de Mexico SAB de CV, 5.50%, 11/15/19	700,000	822
	tw telecom holdings, inc., 8.00%, 3/1/18	600,000	657
	Vimpel Communications Via VIP Finance Ireland, Ltd., 7.748%, 2/2/21 144A	1,200,000	1,386
	Vimpel Communications Via VIP Finance Ireland, Ltd., 9.125%, 4/30/18 144A	900,000	1,090
	Wind Acquisition Finance SA, 7.25%, 2/15/18 144A	300,000	304
	Windstream Corp., 7.875%, 11/1/17	100,000	112
	Windstream Corp., 8.125%, 8/1/13	600,000	622

	Total		13,214

	Corporate Bonds (60.2%)	Shares/ $ Par	Value $ (000’s)

	Tobacco (0.9%)
	Altria Group, Inc., 2.85%, 8/9/22	1,600,000	1,583
	Altria Group, Inc., 9.70%, 11/10/18	237,000	332
	Altria Group, Inc., 10.20%, 2/6/39	800,000	1,338
	Reynolds American, Inc., 6.75%, 6/15/17	50,000	61

	Total		3,314

	Transportation (1.2%)
	Asciano Finance, Ltd., 4.625%, 9/23/20 144A	500,000	519
	Asciano Finance, Ltd., 5.00%, 4/7/18 144A	800,000	864
	DP World, Ltd., 6.85%, 7/2/37	200,000	234
	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50%, 3/15/16 144A	700,000	702
	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.75%, 5/11/17 144A	300,000	314
(k)	RZD Capital, Ltd., 5.739%, 4/3/17	1,600,000	1,792

	Total		4,425

	Utilities (0.6%)
	The AES Corp., 7.75%, 3/1/14	700,000	746
	The AES Corp., 8.00%, 10/15/17	100,000	115
	The AES Corp., 8.00%, 6/1/20	300,000	345
	NRG Energy, Inc., 7.625%, 1/15/18	600,000	666
	Puget Energy, Inc., 5.625%, 7/15/22	200,000	215

	Total		2,087

	Yankee Sovereign (3.6%)
	Indonesia Government International Bond, 6.75%, 3/10/14	500,000	529
(k)	Indonesia Government International Bond, 6.875%, 1/17/18	5,100,000	6,228
	Peruvian Government International Bond, 7.35%, 7/21/25	800,000	1,159
	Qatar Government International Bond, 5.25%, 1/20/20 144A	1,200,000	1,434
	Russian Government International Bond, 4.50%, 4/4/22 144A	800,000	916
	Russian Government International Bond, 7.50%, 3/31/30	292,950	376

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	147

Multi-Sector Bond Portfolio

Corporate Bonds (60.2%)	Shares/ $ Par	Value $ (000’s)

Yankee Sovereign continued
Venezuela Government International Bond, 7.75%, 10/13/19	100,000	94
Venezuela Government International Bond, 8.25%, 10/13/24	200,000	184
Venezuela Government International Bond, 9.25%, 5/7/28	1,100,000	1,084
Venezuela Government International Bond, 9.375%, 1/13/34	1,400,000	1,386

Total		13,390

Total Corporate Bonds
(Cost: $207,807)		224,216

Foreign Bonds (18.0%)	Par

Autos/Vehicle Parts (0.2%)
Fiat Finance & Trade SA, 7.625%, 9/15/14	500,000	699

Total		699

Banking (2.5%)
Banco do Brasil SA, 4.50%, 1/20/16 144A	500,000	703
Banco Nacional de Desenvolvimento Economico e Social, 4.125%, 9/15/17 144A	300,000	426
Bank of Scotland PLC, 6.375%, 8/16/19	100,000	173
Barclays Bank PLC, 10.00%, 5/21/21	1,200,000	2,618
Caisse Centrale du Credit Immobilier de France SA, 3.096%, 8/9/13	700,000	930
Lloyds TSB Bank PLC, 6.50%, 3/24/20	600,000	904
Lloyds TSB Bank PLC, 9.625%, 4/6/23	400,000	838
Merrill Lynch & Co., Inc., 0.456%, 1/31/14	1,100,000	1,441
The Royal Bank of Scotland Group PLC, 2.014%, 3/30/15	1,100,000	958
The Royal Bank of Scotland Group PLC, 6.934%, 4/9/18	100,000	149
Royal Bank of Scotland NV, 0.94%, 6/8/15	300,000	371

Total		9,511

Basic Materials (0.8%)
Grohe Holdings GmbH, 4.183%, 9/15/17	100,000	133
Ineos Group Holdings SA, 7.875%, 2/15/16	400,000	523

Foreign Bonds (18.0%)	Par	Value $ (000’s)

Basic Materials continued
Kinove German Bondco GmbH, 10.00%, 6/15/18	1,080,000	1,578
Obrascon Huarte Lain SA, 8.75%, 3/15/18	300,000	432
Smurfit Kappa Acquisitions, 7.75%, 11/15/19	300,000	438

Total		3,104

Beverage/Bottling (0.1%)
Ardagh Packaging Finance PLC, 7.375%, 10/15/17	100,000	144
OI European Group BV, 6.75%, 9/15/20	200,000	299

Total		443

Energy (0.4%)
NXP BV/NXP Funding LLC, 2.96%, 10/15/13	37,305	49
Tokyo Electric Power Co., 4.50%, 3/24/14	950,000	1,272

Total		1,321

Finance Lessors (0.1%)
The Great Rolling Stock Co., 6.875%, 7/27/35	100,000	203

Total		203

Governments (10.3%)
The Autonomous Community of Madrid Spain, 4.20%, 9/24/14	1,700,000	2,166
Banque Centrale de Tunisie SA, 6.25%, 2/20/13	300,000	397
Brazil Notas do Tesouro Nacional Series F, 10.00%, 1/1/14	186,000	93
Brazil Notas do Tesouro Nacional Series F, 10.00%, 1/1/17	3,251,000	1,671
Brazil Notas do Tesouro Nacional Series F, 10.00%, 1/1/21	604,000	311
Commonwealth of Australia Treasury Indexed Bonds, 3.00%, 9/20/25	400,000	571
Commonwealth of Australia Treasury Indexed Bonds, 4.00%, 8/20/20	2,100,000	4,206
Indonesia Treasury Bond, 6.625%, 5/15/33	3,257,000,000	356
Indonesia Treasury Bond, 7.00%, 5/15/27	5,953,000,000	682
Indonesia Treasury Bond, 10.00%, 2/15/28	21,000,000,000	3,036

Foreign Bonds (18.0%)	Par	Value $ (000’s)

Governments continued
Mexican Bonos, 6.00%, 6/18/15	47,000,000	3,756
New South Wales Treasury Corp., 2.75%, 11/20/25	300,000	406
Province of Ontario Canada, 3.15%, 6/2/22	3,100,000	3,231
Province of Ontario Canada, 4.00%, 6/2/21	100,000	112
Province of Ontario Canada, 4.20%, 3/8/18	300,000	335
Province of Ontario Canada, 4.20%, 6/2/20	300,000	339
Province of Quebec Canada, 4.50%, 12/1/18	1,700,000	1,932
Province of Quebec Canada, 4.50%, 12/1/19	300,000	343
Province of Quebec Canada, 4.50%, 12/1/20	2,900,000	3,323
Republic of South Africa, 7.25%, 1/15/20	4,000,000	499
Republic of South Africa, 8.00%, 12/21/18	39,900,000	5,182
Republic of South Africa, 13.50%, 9/15/15	29,700,000	4,227
United Kingdom Gilt Bond, 3.75%, 9/7/21	700,000	1,336

Total		38,510

Independent Finance (1.5%)
American International Group, Inc., 8.625%, 5/22/38	100,000	197
Conti-Gummi Finance BV, 8.50%, 7/15/15	400,000	570
GMAC International Finance BV, 7.50%, 4/21/15	400,000	577
IPIC GMTN, Ltd., 4.875%, 5/14/16	700,000	1,025
LBG Capital No. 1 PLC, 6.439%, 5/23/20	1,400,000	1,832
LBG Capital No. 1 PLC, 7.869%, 8/25/20	100,000	172
LBG Capital No. 1 PLC, 11.04%, 3/19/20	500,000	945
Mondi Finance PLC, 5.75%, 4/3/17	100,000	152
Telenet Finance III Luxembourg SCA, 6.625%, 2/15/21 144A	100,000	140

Total		5,610

The Accompanying Notes are an Integral Part of the Financial Statements.

148	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Foreign Bonds (18.0%)	Par	Value $ (000’s)

	Media (0.5%)
	UPC Holding BV, 8.375%, 8/15/20	1,300,000	1,925

	Total		1,925

	Other Finance (0.4%)
	ING Groep NV, 5.14%, 3/17/49	600,000	780
	UPCB Finance II, Ltd., 6.375%, 7/1/20	400,000	562

	Total		1,342

	Retail Food and Drug (0.0%)
	Spirit Issuer PLC, 6.582%, 12/28/18	100,000	150

	Total		150

	Structured Products (0.3%)
	EMF-NL BV, 1.009%, 4/17/41	299,217	335
	Epic Opera PLC, 0.778%, 7/28/16	44,499	71
	Eurosail-NL BV, 0.959%, 10/17/40	219,610	274
	Opera Germany PLC, 0.425%, 10/20/14	100,000	130
	Real Estate Capital No. 5 PLC, 0.758%, 7/25/16	190,299	306

	Total		1,116

	Telecommunications (0.8%)
	Telenet Finance V Luxembourg SCA, 6.25%, 8/15/22 144A	100,000	141
	Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24 144A	300,000	423
	Virgin Media Secured Finance PLC, 7.00%, 1/15/18	900,000	1,583
	Wind Acquisition Finance SA, 7.375%, 2/15/18	600,000	804

	Total		2,951

	Total Foreign Bonds
	(Cost: $63,440)		66,886

	Governments (6.2%)	$ Par

	Governments (6.2%)
(k)	US Treasury, 0.25%, 12/15/14	6,500,000	6,500
(k)	US Treasury, 0.25%, 5/15/15	4,200,000	4,195
(k)	US Treasury, 1.625%, 8/15/22	1,000,000	993
(k)	US Treasury, 3.00%, 5/15/42	1,500,000	1,528
(b)	US Treasury, 3.125%, 11/15/41	3,200,000	3,349

	Governments (6.2%)	Shares/ $ Par	Value $ (000’s)

	Governments continued
(k)	US Treasury, 3.75%, 8/15/41	100,000	118
(k)	US Treasury, 6.375%, 8/15/27	4,300,000	6,515

	Total Governments
	(Cost: $22,963)		23,198

	Municipal Bonds (3.3%)

	Municipal Bonds (3.3%)
	Alameda County California Association of Joint Powers Authorities, Series 2010-A, 7.046%, 12/1/44 RB	100,000	127
	American Municipal Power, Inc., Series 2010-B, 7.834%, 2/15/41 RB	100,000	140
	Bay Area Toll Authority, Series 2010-S1, 6.918%, 4/1/40 RB	200,000	276
	Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 5.875%, 6/1/30 RB	100,000	91
	Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 5.875%, 6/1/47 RB	700,000	626
	Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 6.50%, 6/1/47 RB	300,000	292
	California State, Series 2010, 7.30%, 10/1/39 GO	200,000	277
	California State, Series 2010, 7.70%, 11/1/30 GO	200,000	248
	California State, Series 2010, 7.95%, 3/1/36 GO	1,100,000	1,367
	The California State University, Series 2010-B, 6.484%, 11/1/41 RB	300,000	355
	Chicago Illinois Water Revenue, Series 2010-B, 6.742%, 11/1/40 RB	100,000	137
	City of Riverside, Series 2010-A, 7.605%, 10/1/40 RB	200,000	273

Municipal Bonds (3.3%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Clovis Unified School District of California, Series 2001-B, 0.00%, 8/1/20 GO, NATL-RE, FGIC	100,000	81
Golden State Tobacco Securitization Corp., Series 2007-A2, 5.30%, 6/1/37 RB	100,000	90
Golden State Tobacco Securitization Corp., Series 2007-A1, 5.75%, 6/1/47 RB	100,000	94
Indiana Finance Authority, Series 2009-B, 6.596%, 2/1/39 RB	300,000	402
Irvine Ranch California Water District, Series 2010-B, 6.622%, 5/1/40 GO	100,000	133
Los Angeles County California Public Works Financing Authority, Series 2010-B, 7.488%, 8/1/33 RB	100,000	128
Los Angeles County California Public Works Financing Authority, Series 2010-B, 7.618%, 8/1/40 RB	200,000	265
Metropolitan Government of Nashville & Davidson County Tennessee, Series 2010-B, 6.568%, 7/1/37 RB	100,000	135
New Jersey Turnpike Authority, Series 2010-A, 7.102%, 1/1/41 RB	200,000	288
New York City Municipal Water Finance Authority, Series 2011-CC, 5.882%, 6/15/44 RB	100,000	133
New York City Municipal Water Finance Authority, Series 2010-EE, 6.011%, 6/15/42 RB	300,000	403
New York City Transitional Finance Authority, Series 2011-A1, 5.508%, 8/1/37 RB	300,000	373
New York Metropolitan Transportation Authority, Series 2010-A2, 6.089%, 11/15/40 RB	500,000	639

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	149

Multi-Sector Bond Portfolio

Municipal Bonds (3.3%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
New York State Urban Development Corp., Series 2009-E, 5.77%, 3/15/39 RB	100,000	123
North Texas Tollway Authority, Series 2009-B, 6.718%, 1/1/49 RB	200,000	270
Northern Tobacco Securitization Corp., Series 2006-A, 5.00%, 6/1/46 RB	200,000	175
Orange County California Local Transportation Authority, Series 2010-A, 6.908%, 2/15/41 RB	200,000	280
Port Authority New York & New Jersey, Series 168, 4.926%, 10/1/51 RB	200,000	222
Port Authority New York & New Jersey, Series 2010, 5.647%, 11/1/40 RB	1,100,000	1,346
San Diego County Regional Airport Authority, Series 2010-C, 6.628%, 7/1/40 RB	100,000	113
San Diego Redevelopment Agency, Series 2010-A, 7.625%, 9/1/30 TRAN	100,000	107
Tennessee State School Bond Authority, Series 2010, 4.848%, 9/15/27 GO	100,000	117
Tobacco Securitization Authority of Southern California, Series 2006-A, 5.00%, 6/1/37 RB	100,000	89
Tobacco Settlement Finance Authority of West Virginia, Series 2007-A, 7.467%, 6/1/47 RB	1,270,000	1,014
Triborough Bridge & Tunnel Authority, Series 2010-A2, 5.55%, 11/15/40 RB	800,000	941
University of California Regents Medical Center, Series 2010-H, 6.398%, 5/15/31 RB	100,000	125

	Municipal Bonds (3.3%)	Shares/ $ Par	Value $ (000’s)

	Municipal Bonds continued
	University of California Regents Medical Center, Series 2010-H, 6.548%, 5/15/48 RB	100,000	133

	Total Municipal Bonds
	(Cost: $10,293)		12,428

	Structured Products (4.3%)

	Structured Products (4.3%)
	ACE Securities Corp., Series 2004-RM2, Class M2, 1.005%, 1/25/35	86,893	74
	ACE Securities Corp., Series 2004-HE4, Class M1, 1.11%, 12/25/34	94,900	80
	Aircraft Certificate Owner Trust, Series 2003-1A, Class D, 6.455%, 9/20/22 144A	19,010	19
(n)	Aircraft Certificate Owner Trust, Series 2003-1A, Class E, 7.001%, 9/20/22 144A	400,000	391
	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.01%, 9/25/45	13,435	13
	Ameriquest Mortgage Securities, Inc., Series 2004-R5, Class M1, 1.08%, 7/25/34	73,639	63
	Arkle Master Issuer PLC, Series 2012-1A, Class 2A1, 2.011%, 5/17/60 144A	300,000	308
	Asset Backed Securities Corp. Home Equity, Series 2003-HE4, Class M1, 1.454%, 8/15/33	62,159	57
	Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.685%, 6/10/49	100,000	116
	Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, 5.729%, 2/10/51	100,000	118
	Banc of America Funding Corp., Series 2007-D, Class 1A4, 0.441%, 6/20/47	300,000	272

Structured Products (4.3%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Banc of America Funding Corp., Series 2007-6, Class A1, 0.50%, 7/25/37	207,839	172
Banc of America Funding Corp., Series 2005-H, Class 5A1, 3.169%, 11/20/35	410,423	375
Banc of America Large Loan Trust, Series 2010-HLTN, Class HLTN, 2.509%, 11/15/15 144A	91,548	91
Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 3.099%, 5/25/47	51,201	40
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A, 4.689%, 7/25/34	44,890	45
Bear Stearns Asset Backed Securities Trust, Series 2006-HE10, Class 1A2, 0.41%, 12/25/36	100,000	75
Bear Stearns Asset Backed Securities Trust, Series 2005-HE11, Class M1, 0.64%, 11/25/35	100,000	88
Bear Stearns Asset Backed Securities Trust, Series 2005-SD3, Class 1A, 0.70%, 7/25/35	138,206	133
Bear Stearns Asset Backed Securities Trust, Series 2004-B01, Class 1A3, 0.76%, 10/25/34	258,849	257
Bear Stearns Asset Backed Securities Trust, Series 2006-6, Class 2A1, 4.749%, 11/25/36	481,146	362
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2, 5.663%, 6/11/40	151,362	155
CHL Mortgage Pass-Through Trust, Series 2006-9, Class A1, 6.00%, 5/25/36	526,296	480
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	24,345	25

The Accompanying Notes are an Integral Part of the Financial Statements.

150	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Structured Products (4.3%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL1, Class A2C, 0.42%, 12/25/36	100,000	40
Citigroup Mortgage Loan Trust, Inc., Series 2007-10, Class 22AA, 3.091%, 9/25/37	48,171	36
Citigroup Mortgage Loan Trust, Inc., Series 2007-10, Class 2A3A, 5.94%, 9/25/37	236,593	185
Countrywide Alternative Loan Trust, Series 2007-0A3, Class 1A1, 0.35%, 4/25/47	105,080	82
Countrywide Alternative Loan Trust, Series 2006-OC9, Class A2A, 0.37%, 12/25/46	61,662	48
Countrywide Alternative Loan Trust, Series 2006-0A12, Class A1B, 0.401%, 9/20/46	73,922	42
Countrywide Alternative Loan Trust, Series 2006-0A17, Class 1A1A, 0.406%, 12/20/46	87,061	56
Countrywide Alternative Loan Trust, Series 2006-0A9, Class 2A1A, 0.421%, 7/20/46	33,125	16
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, 0.541%, 11/20/35	19,856	14
Countrywide Alternative Loan Trust, Series 2005-62, Class 2A1, 1.14%, 12/25/35	17,457	13
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1, 1.641%, 1/25/36	49,546	41
Countrywide Alternative Loan Trust, Series 2006-OA6, Class 2A, 4.249%, 7/25/46	52,234	39
Countrywide Alternative Loan Trust, Series 2005-79CB, Class A3, 5.50%, 1/25/36	823,979	633

Structured Products (4.3%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5A1, 5.75%, 1/25/35	75,504	72
Countrywide Alternative Loan Trust, Series 2005-J1, Class 3A1, 6.50%, 8/25/32	66,416	66
Countrywide Asset-Backed Certificates, Series 2007-1, Class 2A3, 0.35%, 7/25/37	100,000	60
Countrywide Asset-Backed Certificates, Series 2006-7, Class 2A3, 0.36%, 4/25/46	410,788	369
Countrywide Asset-Backed Certificates, Series 2005-17, Class 4A2A, 0.47%, 5/25/36	75,410	73
Countrywide Asset-Backed Certificates, Series 2006-3, Class 2A3, 0.50%, 6/25/36	100,000	70
Countrywide Asset-Backed Certificates, Series 2006-4, Class 2A3, 0.50%, 7/25/36	100,000	65
Countrywide Asset-Backed Certificates, Series 2005-AB, Class 2A4, 0.56%, 3/25/36	190,536	120
Countrywide Asset-Backed Certificates, Series 2005-14, Class 3A3, 0.56%, 4/25/36	200,000	180
Countrywide Asset-Backed Certificates, Series 2005-4, Class AF6, 4.74%, 10/25/35	196,282	188
Countrywide Asset-Backed Certificates, Series 2006-1, Class AF5, 5.884%, 7/25/36	100,000	51
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB8, Class 1A1X, 2.856%, 12/20/35	27,376	22
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-22, Class 3A1, 5.163%, 10/25/35	72,603	60

Structured Products (4.3%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1, 1.125%, 4/25/46	71,002	38
Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.762%, 9/15/39	200,000	231
Federal National Mortgage Association, Series 2003-W6, Class F, 0.56%, 9/25/42	55,612	55
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF10, Class A4, 0.36%, 7/25/36	72,884	64
First Horizon Mortgage Pass-Through Trust, Series 2005-5, Class 2A1, 5.00%, 10/25/20	39,895	41
First Horizon Mortgage Pass-Through Trust, Series 2007-2, Class 1A5, 5.75%, 5/25/37	1,231,285	1,083
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.543%, 12/10/49	100,000	114
GSAA Home Equity Trust, Series 2006-4, Class 4A2, 0.44%, 3/25/36	71,290	56
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1, 2.654%, 9/25/35	46,358	47
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 2.774%, 1/25/36	10,342	9
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 2.856%, 3/25/47	41,958	33
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A6, 6.00%, 2/25/36	446,690	391
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A, 0.45%, 6/19/35	67,570	54
Harborview Mortgage Loan Trust, Series 2005-10, Class 2A1A, 0.52%, 11/19/35	28,816	21
HomeBanc Mortgage Trust, Series 2005-1, Class A1, 0.46%, 3/25/35	26,519	20

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	151

Multi-Sector Bond Portfolio

Structured Products (4.3%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
IndyMac Index Mortgage Loan Trust, Series 2005-AR12, Class 2A1A, 0.45%, 7/25/35	5,748	5
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, 0.51%, 7/25/35	29,263	23
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 5A1, 2.702%, 10/25/34	82,685	81
IXIS Real Estate Capital Trust, Series 2005-HE1, Class M3, 0.99%, 6/25/35	100,000	97
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A5, 4.654%, 1/12/37	80,649	82
JPMorgan Mortgage Trust, Series 2005-ALT1, Class 2A1, 2.917%, 10/25/35	37,176	30
JPMorgan Mortgage Trust, Series 2007-A1, Class 6A1, 3.028%, 7/25/35	76,592	76
JPMorgan Mortgage Trust, Series 2007-A4, Class 3A1, 5.414%, 6/25/37	275,440	246
JPMorgan Reremic, Series 2009-10, Class 4A1, 0.71%, 3/26/37 144A	453,241	420
Lehman XS Trust, Series 2005-4, Class 1A3, 0.61%, 10/25/35	69,517	62
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR1, Class A1, 0.38%, 2/25/37	48,024	41
Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A3, 0.59%, 8/25/35	100,000	81
Merrill Lynch Mortgage Investors, Inc., Series 2005-A9, Class 5A1, 5.079%, 12/25/35	1,052,468	969
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 6A1, 5.378%, 5/25/36	73,387	70

Structured Products (4.3%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
MLCC Mortgage Investors, Inc., Series 2006-1, Class 1A, 2.765%, 2/25/36	21,813	20
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A31, 5.439%, 2/12/44	100,000	105
Morgan Stanley Capital, Inc., Series 2006-HE8, Class A2C, 0.35%, 10/25/36	100,000	50
Morgan Stanley Capital, Inc., Series 2007-HE5, Class A2C, 0.46%, 3/25/37	99,053	47
Morgan Stanley Capital, Inc., Series 2005-HE7, Class A2C, 0.53%, 11/25/35	71,423	68
Morgan Stanley Dean Witter Capital I, Inc., Series 2002-HE1, Class M1, 1.11%, 7/25/32	33,794	29
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC2, Class M1, 1.56%, 2/25/33	86,317	73
Morgan Stanley Mortgage Loan Trust, Series 2005-5AR, Class 1A1, 0.48%, 9/25/35	14,472	14
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 4A, 2.565%, 7/25/35	977,220	848
Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1, 3.22%, 8/25/35	52,271	48
Park Place Securities, Inc., Series 2005-WCW2, Class M1, 0.71%, 7/25/35	100,000	90
Residential Accredit Loans, Inc., Series 2007-QA1, Class A1, 0.35%, 1/25/37	63,311	47
Residential Accredit Loans, Inc., Series 2006-QA7, Class 1A1, 0.40%, 8/25/36	29,278	20
Residential Accredit Loans, Inc., Series 2006-QA8, Class A1, 0.40%, 9/25/36	62,669	41

Structured Products (4.3%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB2, 3.278%, 3/25/35	599,255	447
Residential Asset Mortgage Products Trust, Series 2006-NC2, Class A2, 0.40%, 2/25/36	54,781	50
SLM Student Loan Trust, Series 2012-D, Class A1, 1.259%, 6/15/23 144A	87,750	88
SLM Student Loan Trust, Series 2011-B, Class A3, 2.459%, 6/16/42 144A	100,000	103
SLM Student Loan Trust, Series 2010-A, Class 1A, 3.20%, 5/16/44 144A	71,084	75
SLM Student Loan Trust, Series 2012-B, Class A2, 3.48%, 10/15/30 144A	400,000	424
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A3, 0.36%, 9/25/36	74,428	50
Structured Asset Investment Loan Trust, Series 2005-5, Class M2, 0.67%, 6/25/35	100,000	86
Suntrust Alternative Loan Trust, Series 2005-1F, Class 1A1, 0.86%, 12/25/35	63,856	40
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class A1, 0.289%, 6/15/20 144A	100,442	99
WaMu Mortgage Pass-Through Certificates, Series 2007-0A1, Class A1A, 0.866%, 2/25/47	39,153	29
WaMu Mortgage Pass-Through Certificates, Series 2002-AR19, Class A6, 2.461%, 2/25/33	4,756	5
WaMu Mortgage Pass-Through Certificates, Series 2006-AR2, Class 1A1, 2.469%, 3/25/36	759,606	659
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 4A1, 2.685%, 2/25/37	39,349	31

The Accompanying Notes are an Integral Part of the Financial Statements.

152	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Structured Products (4.3%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 3A1, 5.146%, 2/25/37	16,949	16
	WaMu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 3A3, 6.087%, 10/25/36	93,182	82
	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A6, 2.614%, 7/25/36	11,380	10
	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1, 2.616%, 4/25/36	349,748	315
	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 4A1, 2.623%, 7/25/36	694,922	600
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-14, Class 1A9, 5.50%, 12/25/35	38,880	39
	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1, 5.988%, 11/25/37	326,353	291

	Total Structured Products
	(Cost: $16,065)		16,029

	Short-Term Investments (6.8%)

	Federal Government & Agencies (0.5%)
(b)	Federal Home Loan Mortgage Corp., 0.14%, 3/5/13	200,000	200
(b)	Federal Home Loan Mortgage Corp., 0.15%, 2/25/13	1,600,000	1,600
(b)	Federal National Mortgage Association, 0.17%, 2/20/13	200,000	200

	Total		2,000

	Governments (0.1%)
(b)	US Treasury Bill, 0.145%, 2/14/13	270,000	270
(b)	US Treasury Bill, 0.19%, 8/22/13	30,000	30

	Total		300

Short-Term Investments (6.8%)	Shares/ $ Par	Value $ (000’s)

Repurchase Agreements (6.2%)
US Treasury Repurchase, 0.23%, dated 12/31/12, due 1/2/13, (collateralized by US Treasury Note, 0.125%, 12/31/14, valued at $407,993, repurchase proceeds of $400,000)	400,000	400
US Treasury Repurchase, 0.25%, dated 12/31/12, due 1/2/13, (collateralized by US Treasury Note, 1.50%, 6/30/16, valued at $23,307,828, repurchase proceeds of $22,800,000)	22,800,000	22,800

Total		23,200

Total Short-Term Investments
(Cost: $25,499)		25,500

Total Investments (98.8%)
(Cost: $346,067)(a)		368,257

Other Assets, Less Liabilities (1.2%)		4,399

Net Assets (100.0%)		372,656

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	153

Multi-Sector Bond Portfolio

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012 the value of these securities (in thousands) was $79,951 representing 21.4% of the net assets.

GO — General Obligation

RB — Revenue Bond

TRAN — Tax Allocation Bond

FGIC — Financial Guaranty Insurance Co.

NATL-RE — National Public Finance Guarantee Corp.

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $346,098 and the net unrealized appreciation of investments based on that cost was $22,159 which is comprised of $23,496 aggregate gross unrealized appreciation and $1,337 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Euro Bund Future (Long) (Total Notional Value at December 31, 2012, $569)	3	3/13	$4
Euro-Bobl Future Medium-Term (Long) (Total Notional Value at December 31, 2012, $3,315)	20	3/13	22
US Ultra Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2012, $2,152)	13	3/13	(38)

(c)	PIK — Payment In Kind

(h)	Forward foreign currency contracts outstanding on December 31, 2012.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Barclays Bank PLC	AUD	9,280	1/13	$59		$-	$59
Buy	HSBC Bank USA	BRL	1,668	2/13	2		-	2
Sell	Citibank, N.A.	CAD	10,367	3/13	67		-	67
Buy	Citibank, N.A.	CNY	4,361	2/13	-		(2)	(2)
Buy	Goldman Sachs International	CNY	7,472	2/13	-		(4)	(4)
Buy	UBS AG	CNY	36,342	2/13	54		-	54
Sell	BNP Paribas S.A.	CNY	15,400	2/13	-		(24)	(24)
Sell	UBS AG	CNY	32,776	2/13	-		(68)	(68)
Buy	Barclays Bank PLC	EUR	209	1/13	-	(m)	-	- (m)
Sell	Bank of America, N.A.	EUR	6,154	1/13	-		(118)	(118)
Sell	BNP Paribas S.A.	EUR	6,157	1/13	-		(182)	(182)
Sell	Goldman Sachs International	EUR	1,603	1/13	-		(40)	(40)
Sell	UBS AG	EUR	6,154	1/13	-		(71)	(71)
Sell	Bank of America, N.A.	GBP	5,582	3/13	-		(80)	(80)
Buy	Barclays Bank Plc	IDR	1,038,415	1/13	1		-	1
Buy	Citibank, N.A.	IDR	34,614	1/13	-		- (m)	- (m)
Buy	HSBC Bank USA	IDR	1,230,600	1/13	1		-	1
Sell	Citibank, N.A.	IDR	10,005,655	1/13	-		(7)	(7)
Sell	Morgan Stanley & Co., Inc.	IDR	28,267,892	1/13	-		(37)	(37)
Buy	JP Morgan Chase Bank, N.A.	KRW	2,744,250	2/13	51		-	51
Buy	JP Morgan Chase Bank, N.A.	MXN	2,632	4/13	2		-	2
Sell	JP Morgan Chase Bank, N.A.	MXN	52,799	4/13	-		(32)	(32)
Buy	Citibank, N.A.	SGD	978	1/13	1		-	1
Buy	Goldman Sachs International	SGD	978	1/13	-	(m)	-	- (m)
Buy	UBS AG	SGD	1,709	2/13	-	(m)	-	- (m)
Sell	HSBC Bank USA	ZAR	75,985	1/13	-		(440)	(440)
Sell	JP Morgan Chase Bank, N.A.	ZAR	4,125	1/13	-		(15)	(15)

					$238		$(1,120)	$(882)

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CNY — China Yuan Renminbi

EUR — Euro

The Accompanying Notes are an Integral Part of the Financial Statements.

154	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

GBP — British Pound

IDR — Indonesian Rupiah

KRW — South Korean Won

MXN — Mexican New Peso

SGD — Singapore Dollar

ZAR — South African Rand

(i)	Written options outstanding on December 31, 2012.

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Value (000’s)
Call - OTC 5-Year Interest Rate Swap	Morgan Stanley Capital Services	3-Month USD LIBOR	Receive	0.80%	3/13	1,600	$(3)
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs Bank	3-Month USD LIBOR	Receive	1.20%	3/13	1,400	(4)
Call - OTC 5-Year Interest Rate Swap	Citibank N.A.	3-Month USD LIBOR	Receive	1.70%	3/13	1,100	(43)
Put - OTC 5-Year Interest Rate Swap	Morgan Stanley Capital Services	3-Month USD LIBOR	Receive	1.20%	3/13	1,600	(1)
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs Bank	3-Month USD LIBOR	Receive	1.65%	3/13	1,400	(3)
Put - OTC 5-Year Interest Rate Swap	Citibank N.A.	3-Month USD LIBOR	Receive	1.70%	3/13	1,100	- (m)

(Premium Received $45)							$(54)

OTC — Over-the-Counter

(j)	Swap agreements outstanding on December 31, 2012.

Interest Rate Swaps

Floating Rate Index	Counterparty	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Currency	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
28 Day Mexico Interbank TIIE Banxico	Barclays Bank PLC	Pay	5.80%	6/16	MXN	1	5,900	$9
28 Day Mexico Interbank TIIE Banxico	HSBC Bank USA	Pay	5.80%	6/16	MXN	- (m)	5,800	9
28 Day Mexico Interbank TIIE Banxico	Barclays Bank PLC	Pay	5.60%	9/16	MXN	12	72,000	67
28 Day Mexico Interbank TIIE Banxico	Barclays Bank PLC	Pay	5.00%	9/17	MXN	(38)	58,900	(16)
28 Day Mexico Interbank TIIE Banxico	Goldman Sachs International	Pay	5.50%	9/17	MXN	(6)	32,000	30
28 Day Mexico Interbank TIIE Banxico	Goldman Sachs International	Pay	5.00%	9/17	MXN	(22)	31,000	(6)
28 Day Mexico Interbank TIIE Banxico	Morgan Stanley Capital Services LLC	Pay	5.50%	9/17	MXN	(1)	10,000	9
28 Day Mexico Interbank TIIE Banxico	Morgan Stanley Capital Services LLC	Pay	5.00%	9/17	MXN	(42)	55,000	(8)
Brazil Cetip Interbank Deposit	HSBC Bank USA	Pay	10.14%	1/15	BRL	1	10,600	265

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	155

Multi-Sector Bond Portfolio

Floating Rate Index	Counterparty	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Currency	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Brazil Cetip Interbank Deposit	HSBC Bank USA	Pay	7.78%	1/15	BRL	56	30,800	$(17)
Brazil Cetip Interbank Deposit	JPMorgan Chase Bank, N.A.	Pay	8.13%	1/15	BRL	-	16,600	83
Brazil Cetip Interbank Deposit	JPMorgan Chase Bank, N.A.	Pay	9.31%	1/15	BRL	88	17,200	199
Brazil Cetip Interbank Deposit	Morgan Stanley Capital Services LLC	Pay	7.80%	1/15	BRL	1	6,200	8
Brazil Cetip Interbank Deposit	Morgan Stanley Capital Services LLC	Pay	8.63%	1/15	BRL	69	14,000	68
Brazil Cetip Interbank Deposit	UBS AG	Pay	8.26%	1/15	BRL	23	11,000	46
Australian 6 Month Bank Bill	Citibank N.A.	Pay	3.50%	3/18	AUD	3	7,900	73

								$819

Credit Default Swaps on Corporate or Sovereign Issues

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Currency	Implied Credit Spread	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Advanced Micro Devices, 7.75%, 8/1/20	Morgan Stanley Capital Services LLC	Sell	5.00%	9/17	USD	9.776%	(6)	100	$(10)
Advanced Micro Devices, 7.75%, 8/1/20	Goldman Sachs International	Sell	5.00%	9/17	USD	9.776%	(26)	500	(57)
Advanced Micro Devices, 7.75%, 8/1/20	JPMorgan Chase Bank, N.A.	Sell	5.00%	12/17	USD	9.914%	(8)	100	(9)
Alcoa, Inc., 5.72%, 2/23/19	BNP Paribas SA	Sell	1.00%	6/21	USD	3.604%	(25)	300	(28)
Alcoa, Inc., 5.72%, 2/23/19	Goldman Sachs International	Sell	1.00%	6/18	USD	3.124%	(25)	500	(27)
Arcelormittal, 6.125%, 6/1/18	Barclays Bank PLC	Sell	1.00%	6/16	EUR	3.015%	(20)	350	(11)
Ardagh Packaging Finance, 9.25%, 10/15/20	Barclays Bank PLC	Sell	5.00%	9/17	EUR	5.095%	(20)	200	20
AT&T Inc., 2.50%, 8/15/15	Citibank N.A.	Sell	1.00%	9/17	USD	0.795%	- (m)	100	1
BP Capital Markets America, 4.20%, 6/15/18	Goldman Sachs International	Sell	1.00%	9/17	USD	0.581%	10	1,100	12
Caterpillar, Inc, 5.70%, 8/15/16	Goldman Sachs International	Sell	1.00%	6/17	USD	0.611%	(1)	100	2
Caterpillar, Inc, 5.70%, 8/15/16	UBS AG	Sell	1.00%	6/17	USD	0.611%	(1)	200	5

The Accompanying Notes are an Integral Part of the Financial Statements.

156	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Currency	Implied Credit Spread	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Excelon Generation Co. LLC, 6.20%, 10/1/17	JPMorgan Chase Bank, N.A.	Sell	1.00%	6/17	USD	1.556%	(45)	700	$28
Federative Republic of Brazil, 12.25%, 3/6/30	Citibank N.A.	Sell	1.00%	9/17	USD	1.004%	(43)	2,000	43
Federative Republic of Brazil, 12.25%, 3/6/30	Goldman Sachs International	Sell	1.00%	9/17	USD	1.004%	(1)	80	1
Federative Republic of Brazil, 12.25%, 3/6/30	HSBC Bank USA	Sell	1.00%	9/22	USD	1.451%	(78)	1,200	31
Federative Republic of Brazil, 12.25%, 3/6/30	Barclays Bank PLC	Sell	1.00%	9/21	USD	1.406%	(46)	1,200	8
Federative Republic of Brazil, 12.25%, 3/6/30	Citibank N.A.	Sell	1.00%	9/21	USD	1.406%	(11)	300	2
Federative Republic of Brazil, 12.25%, 3/6/30	Goldman Sachs International	Sell	1.00%	9/21	USD	1.406%	(16)	400	3
Federative Republic of Brazil, 12.25%, 3/6/30	HSBC Bank USA	Sell	1.00%	9/16	USD	0.819%	(13)	600	17
Federative Republic of Brazil, 12.25%, 3/6/30	HSBC Bank USA	Sell	1.00%	6/17	USD	0.953%	(2)	200	3
Federative Republic of Brazil, 12.25%, 3/6/30	Morgan Stanley Capital Services LLC	Sell	1.00%	3/17	USD	0.896%	(16)	1,100	21
Frontier Communications, 5.00%, 9/20/17	Goldman Sachs International	Sell	5.00%	9/17	USD	4.394%	(3)	125	6
HCA, Inc., 8.00%, 10/1/18	Goldman Sachs International	Sell	5.00%	6/17	USD	3.374%	(3)	200	17
Hewlett-Packard Co., 5.40%, 3/1/17	UBS AG	Sell	1.00%	12/17	USD	3.046%	(34)	400	(3)
Hewlett-Packard Co., 5.40%, 3/1/17	Citibank N.A.	Sell	1.00%	12/17	USD	3.046%	(83)	1,100	(20)
Metlife, Inc., 4.75%, 2/8/21	Citibank N.A.	Sell	1.00%	12/17	USD	1.556%	(14)	300	6
Nokia Corp., 6.75%, 2/4/19	Barclays Bank PLC	Sell	5.00%	9/14	EUR	2.669%	(3)	200	14
Nokia Corp., 6.75%, 2/4/19	BNP Paribas SA	Sell	5.00%	9/14	EUR	2.669%	(1)	100	7
Nokia Corp., 6.75%, 2/4/19	Citibank N.A.	Sell	5.00%	6/15	EUR	3.712%	(4)	200	12
Nokia Corp., 6.75%, 2/4/19	HSBC Bank USA	Sell	5.00%	6/14	EUR	2.235%	4	600	29
Nokia Corp., 6.75%, 2/4/19	HSBC Bank USA	Sell	5.00%	9/14	EUR	2.669%	(7)	100	12
Nokia Corp., 6.75%, 2/4/19	Barclays Bank PLC	Sell	1.00%	3/14	EUR	1.614%	(7)	400	3
NRG Energy, Inc., 7.375%, 2/1/16	Barclays Bank PLC	Sell	5.00%	6/16	USD	2.211%	26	1,100	79
NRG Energy, Inc., 7.375%, 2/1/16	Citibank N.A.	Sell	5.00%	6/16	USD	2.211%	6	200	13
Pacific Gas & Electric, 4.80%, 3/1/14	Goldman Sachs International	Sell	1.00%	9/17	USD	0.831%	(2)	400	5
People’s Republic of China, 4.75%, 10/29/13	Citibank N.A.	Sell	1.00%	12/16	USD	0.453%	(11)	300	18
People’s Republic of China, 4.75%, 10/29/13	Morgan Stanley Capital Services LLC	Sell	1.00%	9/16	USD	0.417%	1	200	4

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	157

Multi-Sector Bond Portfolio

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Currency	Implied Credit Spread	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
People’s Republic of China, 4.75%, 10/29/13	UBS AG	Sell	1.00%	6/17	USD	0.537%	(6)	500	$17
Petrobras International Finance Co., 8.375%, 12/10/18	Morgan Stanley Capital Services LLC	Sell	1.00%	9/15	USD	1.088%	(4)	200	3
Republic of Indonesia, 7.25%, 4/20/15	HSBC Bank USA	Sell	1.00%	6/17	USD	1.099%	(6)	200	5
Republic of Indonesia, 7.25%, 4/20/15	UBS AG	Sell	1.00%	9/17	USD	1.190%	(3)	120	2
Republic of South Africa, 6.50%, 6/2/14	BNP Paribas SA	Sell	1.00%	9/17	USD	1.384%	(2)	120	-	(m)
Republic of South Africa, 6.50%, 6/2/14	HSBC Bank USA	Sell	1.00%	6/17	USD	1.315%	(5)	200	3
Republic of Venezuela, 9.25%, 9/15/27	HSBC Bank USA	Sell	5.00%	6/17	USD	6.265%	(20)	200	10
Republic of Venezuela, 9.25%, 9/15/27	HSBC Bank USA	Sell	5.00%	9/17	USD	6.340%	(18)	120	12
Rio Tinto Finance USA, Ltd., 6.50%, 7/15/18	Citibank N.A.	Sell	1.00%	9/17	USD	0.795%	(2)	100	3
Rio Tinto Finance USA, Ltd., 6.50%, 7/15/18	Barclays Bank PLC	Sell	1.00%	9/17	USD	0.795%	(2)	100	3
Rio Tinto Finance USA, Ltd., 6.50%, 7/15/18	BNP Paribas SA	Sell	1.00%	9/17	USD	0.795%	(2)	100	3
Rio Tinto Finance USA, Ltd., 6.50%, 7/15/18	UBS AG	Sell	1.00%	9/17	USD	0.795%	(3)	200	5
Russian Government International Bond, 7.50%, 3/31/30	HSBC Bank USA	Sell	1.00%	9/17	USD	1.233%	(6)	200	4
Russian Government International Bond, 7.50%, 3/31/30	Morgan Stanley Capital Services LLC	Sell	1.00%	3/17	USD	1.088%	(261)	5,700	242
Russian Government International Bond, 7.50%, 3/31/30	HSBC Bank USA	Sell	1.00%	6/17	USD	1.165%	(13)	300	11
Shell International Finance BV, 5.20%, 3/22/17	JPMorgan Chase Bank, N.A.	Sell	1.00%	9/17	USD	0.442%	11	800	10
SLM Corp., 6.25%, 1/25/16	Citibank N.A.	Sell	5.00%	6/17	USD	3.047%	(2)	200	19
Sprint Nextel Corp., 6.00%, 12/1/16	UBS AG	Sell	5.00%	3/17	USD	2.645%	(75)	1,100	180
United Mexican States, 5.95%, 3/19/19	Goldman Sachs International	Sell	1.00%	3/17	USD	0.782%	(63)	4,200	103
United Mexican States, 5.95%, 3/19/19	Goldman Sachs International	Sell	1.00%	9/17	USD	0.892%	(1)	80	1
United Mexican States, 5.95%, 3/19/19	HSBC Bank USA	Sell	1.00%	6/17	USD	0.840%	(2)	200	4
United Mexican States, 7.50%, 4/8/33	Citibank N.A.	Sell	1.00%	9/16	USD	0.712%	(11)	500	16
UPC Holding BV, 8.00%, 11/1/16	Goldman Sachs International	Sell	5.00%	9/17	EUR	4.162%	(5)	100	10
(n)Valeant Pharmaceuticals, 6.875%, 12/1/18	Goldman Sachs International	Sell	5.00%	6/16	USD	0.000%	(3)	200	4
Volkswagen International Finance NV, 5.375%, 5/22/18	Citibank N.A.	Sell	1.00%	9/17	EUR	0.833%	(8)	300	11

									$938

The Accompanying Notes are an Integral Part of the Financial Statements.

158	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Credit Default Swaps on Credit Indices

Reference Entity	Counterparty	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Currency	Implied Credit Spread	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Markit CDX Emerging Markets Index, Series 17	Morgan Stanley Capital Services LLC	Sell	5.00%	6/17	USD	2.052%	1,226	17,200	$936
Markit CDX Emerging Markets Index, Series 18	Barclays Bank PLC	Sell	5.00%	12/17	USD	2.088%	61	500	8
Markit CDX Emerging Markets Index, Series 18	Barclays Bank PLC	Sell	5.00%	12/17	USD	2.106%	369	2,770	7
Markit CDX Emerging Markets Index, Series 18	BNP Paribas SA	Sell	5.00%	12/17	USD	2.088%	121	900	2
Markit CDX Emerging Markets Index, Series 18	HSBC Bank USA	Sell	5.00%	12/17	USD	2.088%	748	5,600	16
Markit MCDX Index, Series 18	Citibank N.A.	Sell	1.00%	6/17	USD	1.558%	(126)	4,700	25

									$994

Centrally Cleared Interest Rate Swaps

Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Currency	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
6-Month Australian Bank Bill	Pay	4.00%	3/23	AUD	-	700	$(3)

							$(3)

Centrally Cleared Credit Default Swap on Credit Indices

Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Currency	Implied Credit Spead	Upfront Premium Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Markit CDX Emerging Markets Index, Series 19	Sell	1.00%	12/17	USD	1.000%	-	1,000	$(1)

								$(1)

(k)	Cash in the amount of $4,945 and securities with an aggregate value of $71,516 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2012.

(m)	Amount is less than one thousand.

(n)	Security valued in good faith by the Board of Directors.

(o)	Short sales outstanding on December 31, 2012.

Description	Coupon	Maturity Date	Principal Amount (000’s)	Proceeds (000’s)	Value (000’s)
Federal National Mortgage Association TBA	3.50%	1/13	$3,300	$3,516	$3,518

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	159

Multi-Sector Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government	$-	$23,198	$-
Foreign Bonds	-	66,886	-
Municipal Bonds	-	12,428	-
Corporate Bonds	-	223,398	818
Structured Products	-	15,619	410
Short-Term Investments	-	25,500	-
Other Financial Instruments^
Futures	26	-	-
Forward Currency Contracts	-	238	-
Interest Rate Swaps	-	866	-
Credit Default Swaps	-	2,093	4
Liabilities:
Short Sales	-	(3,518)	-
Other Financial Instruments^
Futures	(38)	-	-
Forward Currency Contracts	-	(1,120)	-
Interest Rate Swaps	-	(50)	-
Credit Default Swaps	-	(166)	-
Written Options	-	(54)	-
Total	$(12)	$365,318	$1,232

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

160	Multi-Sector Bond Portfolio

Commodities Return Strategy Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Total return.	Invest primarily in commodity linked derivative instruments, cash and fixed income securities to achieve positive total return relative to the performance of the Dow Jones-UBS Commodity Index Total Return.	$153 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Commodities Return Strategy Portfolio (the “Portfolio”), has engaged Credit Suisse Asset Management, LLC (“Credit Suisse”) to act as sub-adviser for the Portfolio. The Portfolio is designed to achieve positive total return relative to the performance of the Dow Jones-UBS Commodity Index Total Return (the “DJ-UBS Index”). The DJ-UBS Index is a broadly diversified futures index currently composed of futures contracts on 22 physical commodities. The Portfolio, which is actively managed, intends to invest primarily, either directly or indirectly, through a wholly-owned subsidiary, in commodity linked swap agreements and commodity linked derivative instruments, other derivatives that provide exposure to returns of the commodities markets, cash and fixed income securities. While the Portfolio seeks to achieve positive total return relative to the DJ-UBS Index, it is not an index fund and there can be no guarantee that this performance will be achieved. The Portfolio does not intend to invest in physical commodities.

Market Overview

The broad commodities market, as represented by the Dow Jones UBS Commodity Index Total Return (the “Index”) declined slightly in 2012. Energy was the worst performing sector, down 9.36%, led lower by Natural Gas. Livestock decreased 3.54%, as supplies increased due to farmers having to cut herd sizes as a result of high feed costs. Industrial Metals ended the year slightly higher, up 0.67% on the back of inventory re-stocking and cuts in production. Agriculture increased, up 3.98%. An exceptionally warm and dry summer in the U.S. Midwest remained the driving force behind grains performance. One of the top performers in the sector was corn, as the new crop entered the growing season amid exceptionally challenging weather conditions and extremely tight global supplies. Precious Metals ended the year 6.29% higher, as both gold and silver gained on Central Bank pledges for further stimulus and market support.

Portfolio Results

For the year ended December 31, 2012, the Portfolio returned (2.35%). By comparison, the Index returned (1.06%). (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio underperformed the 0.42% average return of its Commodities Broad Basket category peer group, according to Morningstar®, Inc., an independent mutual fund ranking agency.

The Portfolio gained exposure to commodity markets by investing in swap agreements, through a wholly-owned subsidiary, that return the rate of the Index. For the period, the Portfolio’s use of swap agreements detracted from results versus the Index. The structure of the swap agreements led to the following 2012 attribution results for the Portfolio.

The Portfolio’s underperformance was primarily related to longer-dated curve positioning within the Agriculture and Livestock sectors, while further maturity positions in Energy and Industrial Metals had a positive impact on performance. Overall, for the year, an estimated two thirds of the underperformance came from the Agriculture sector, with the remainder coming from Livestock.

Looking at the timeline of performance relative to the Index, the majority of underperformance can be attributed to the volatility that was observed in the second quarter of 2012. The second quarter was a volatile quarter, as the Index declined 9.52% during April and May before rallying back 5.49% in June. The majority of the positive returns in June were gained on the last few days of the month. The Portfolio underperformed by approximately 1.0% during that period, as elevated forward curve volatility levels continued to be a detractor.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Credit Suisse, the Portfolio’s sub-adviser.

Commodities ended 2012 lower, as a result of disappointing growth momentum. Although markets were largely focused on the looming U.S. fiscal cliff towards the end of the year, the U.S. managed to avert economic calamity with lawmakers approving a deal on January 1, 2013. For the year ahead, the rate of global growth will likely once again be the key to commodity performance. To that end, recent developments suggest that 2013 may be a better year for the asset class. Evidence continues to suggest that global growth may have troughed, with the possibility of a modest rebound over the course of 2013.

Commodities could benefit from a rebound in global growth along with continued low interest rates. Inflation may overshoot expectations if economic activity begins to pick up more robustly than expected. Commodities may also continue to provide exposure to “tail risk” events on the supply side, with the Energy and Agriculture sectors remaining particularly vulnerable. That means unexpected decreases in supply related to weather or politics can have a beneficial effect on commodity prices. We continue to believe that a strategic allocation to commodities has the potential to deliver long-term diversification benefits.

Commodities Return Strategy Portfolio	161

Commodities Return Strategy Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	Since Inception*
Commodities Return Strategy Portfolio	-2.35%	-13.26%
Dow Jones-UBS Commodity Index Total Return	-1.06%	-12.88%
Morningstar® US Insurance Fund Commodities Broad Basket Average	0.42%	-
*	Inception date of 4/29/11

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/29/11 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio is designed to achieve positive total return relative to the Dow Jones-UBS Commodity Index Total Return by investing, either directly or indirectly through a wholly-owned subsidiary, in commodity index-linked and commodity-linked derivative instruments backed by a portfolio of fixed income securities. Use of these instruments may involve certain risks such as commodity, counterparty, correlation, management, credit, interest rate, liquidity and market risks and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Exposure to commodity markets should only form a small part of a diversified portfolio. As any time, the loss associated with a particular investment held by the Portfolio may be significantly higher than 50% of the value of the investment. Investors considering an investment in the Portfolio should be willing to accept significant volatility in the Portfolio’s performance, particularly over shorter time periods.

The Portfolio is non-diversified, which means it may invest a greater portion of its assets in the securities of a smaller number of issuers than a diversified fund and may therefore be subject to greater volatility.

Top 10 Fixed Income Holdings 12/31/12

Security Description	% of Net Assets
Federal Farm Credit Banks, Various	25.7%
Federal Home Loan Bank, Various	16.7%
US Treasury, Various	16.4%
Federal Home Loan Mortgage Corp., Various	11.3%
Federal National Mortgage Association, Various	9.3%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

162	Commodities Return Strategy Portfolio

Commodities Return Strategy Portfolio

Consolidated Schedule of Investments

December 31, 2012

Governments (79.3%)	Shares/ $ Par	Value $ (000’s)

Governments (79.3%)
Federal Farm Credit Banks, 0.18%, 1/26/15	2,500,000	2,500
Federal Farm Credit Banks, 0.20%, 1/28/15	3,000,000	2,999
Federal Farm Credit Banks, 0.23%, 3/4/15	2,500,000	2,502
Federal Farm Credit Banks, 0.23%, 5/5/15	3,350,000	3,353
Federal Farm Credit Banks, 0.231%, 6/22/15	4,000,000	3,999
Federal Farm Credit Banks, 0.236%, 3/20/15	4,000,000	4,000
Federal Farm Credit Banks, 0.241%, 2/13/15	4,000,000	4,001
Federal Farm Credit Banks, 0.241%, 7/20/15	4,000,000	3,999
Federal Farm Credit Banks, 0.243%, 4/6/15	1,500,000	1,500
Federal Farm Credit Banks, 0.28%, 10/14/14	2,000,000	2,000
Federal Farm Credit Banks, 0.29%, 8/3/15	3,000,000	3,008
Federal Farm Credit Banks, 0.30%, 12/11/14	1,500,000	1,501
Federal Farm Credit Banks, 0.34%, 5/19/14	4,000,000	4,010
Federal Home Loan Bank, 0.00%, 4/15/13	4,000,000	3,999
Federal Home Loan Bank, 0.19%, 11/25/13	3,000,000	3,002
Federal Home Loan Bank, 0.24%, 4/16/13	4,000,000	4,001
Federal Home Loan Bank, 0.28%, 3/8/13	2,000,000	2,001
Federal Home Loan Bank, 0.29%, 11/8/13	4,000,000	4,004
Federal Home Loan Bank, 0.32%, 3/15/13	4,000,000	4,001
Federal Home Loan Bank, 0.32%, 5/17/13	3,000,000	3,002
Federal Home Loan Bank, 0.40%, 7/2/14	1,500,000	1,503
Federal Home Loan Mortgage Corp., 0.375%, 10/15/13	3,000,000	3,005
Federal Home Loan Mortgage Corp., 0.625%, 12/23/13	4,000,000	4,016
Federal Home Loan Mortgage Corp., 1.625%, 4/15/13	4,000,000	4,017
Federal Home Loan Mortgage Corp., 4.50%, 1/15/14	6,000,000	6,267
Federal National Mortgage Association, 0.183%, 11/8/13	3,000,000	3,000

Governments (79.3%)	Shares/ $ Par	Value $ (000’s)

Governments continued
Federal National Mortgage Association, 0.192%, 9/11/14	2,500,000	2,500
Federal National Mortgage Association, 0.221%, 3/14/13	2,000,000	2,001
Federal National Mortgage Association, 0.38%, 8/9/13	2,000,000	2,002
Federal National Mortgage Association, 3.625%, 2/12/13	4,695,000	4,713
US Treasury, 0.125%, 9/30/13	2,000,000	1,999
US Treasury, 0.25%, 1/31/14	6,000,000	6,004
US Treasury, 0.50%, 5/31/13	2,000,000	2,003
US Treasury, 0.625%, 1/31/13	1,000,000	1,000
US Treasury, 0.625%, 2/28/13	2,000,000	2,002
US Treasury, 1.00%, 7/15/13	5,000,000	5,023
US Treasury, 1.25%, 2/15/14	4,000,000	4,046
US Treasury, 1.375%, 5/15/13	1,000,000	1,005
US Treasury, 1.875%, 2/28/14	2,000,000	2,039

Total Governments
(Cost: $121,466)		121,527

Short-Term Investments (18.3%)

Federal Government & Agencies (13.1%)
Federal Home Loan, 0.07%, 8/20/13	5,000,000	4,996
Federal Home Loan, 0.08%, 3/13/13	6,000,000	6,000
Federal National Mortgage Association, 0.13%, 2/19/13	3,000,000	2,999
Federal National Mortgage Association, 0.14%, 4/1/13	6,000,000	5,999

Total		19,994

Government (5.2%)
US Treasury Bill, 0%, 3/21/13	2,000,000	2,000
US Treasury Bill, 0%, 4/11/13	2,000,000	2,000
US Treasury Bill, 0%, 5/9/13	2,000,000	1,999

	Short-Term Investments (18.3%)	Shares/ $ Par	Value $ (000’s)

	Governments continued
(k)	US Treasury Bill, 0.00%, 1/31/13	2,000,000	2,000

	Total		7,999

	Total Short-Term Investments
	(Cost: $27,988)		27,993

	Total Investments (97.6%)
	(Cost: $149,454)(a)		149,520

	Other Assets, Less Liabilities (2.4%)		3,688

	Net Assets (100.0%)		153,208

The Accompanying Notes are an Integral Part of the Financial Statements.

Commodities Return Strategy Portfolio	163

Commodities Return Strategy Portfolio

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $149,454 and the net unrealized appreciation of investments based on that cost was $66 which is comprised of $3,299 aggregate gross unrealized appreciation and $3,233 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2012.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Dow Jones-UBS Commodity Index	Citigroup	USTB3M	DJUBS	1/13	5,567	$(2)
Dow Jones-UBS Commodity Index	Citigroup	USTB3M	DJUBS	1/13	33,280	(11)
Dow Jones-UBS Commodity Index	Morgan Stanley	USTB3M	DJUBS	1/13	1,868	(1)
Dow Jones-UBS Commodity Index	Morgan Stanley	USTB3M	DJUBS	1/13	18,193	(6)
Dow Jones-UBS Commodity Index	Morgan Stanley	USTB3M	DJUBS	12/13	9,237	21
Dow Jones-UBS Commodity Index	Morgan Stanley	USTB3M	DJUBS	12/13	8,239	24
Dow Jones-UBS Commodity Index	Societe General	USTB3M	DJUBS	1/13	16,495	(6)
Dow Jones-UBS Commodity Index	Societe General	USTB3M	DJUBS	1/13	21,756	(8)
Dow Jones-UBS Commodity Index	UBS	USTB3M	DJUBS	1/13	1,981	(1)
Dow Jones-UBS Commodity Index	UBS AG	USTB3M	DJUBS	10/13	14,050	41
Dow Jones-UBS Commodity Index	UBS AG	USTB3M	DJUBS	10/13	22,034	51

						$102

USTB3M — US T-Bill 3-Month Auction Results Index plus Financing Fee

DJUBS — Dow Jones-UBS Commodity Index Total Return

(k)	Cash or securities with an aggregate value of $2,000 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2012.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$121,527	$-
Short-Term Investments	-	27,993	-
Other Financial Instruments^
Total Return Swaps	-	137	-
Liabilities:
Other Financial Instruments^
Total Return Swaps	-	(35)	-
Total	$-	$149,622	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

164	Commodities Return Strategy Portfolio

Balanced Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$2.2 billion

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Balanced Portfolio (the “Portfolio”). The Portfolio seeks to achieve its objective by investing in stock, bond and money market sectors. The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy of allocating assets across the three market sectors. The Portfolio may invest in options, futures, forwards, exchange-traded funds and swap agreements to gain exposure to certain markets, sectors or regions. Under normal market conditions, the Portfolio’s equity exposure will typically range between 35% and 55% of assets.

Market Overview

Equity markets finished the year with solid gains despite economic uncertainty and significant volatility. Throughout the year, investors shifted their focus from uncertainty regarding the pace of global economic growth to evaluating fiscal and economic stimulus measures implemented globally. The economic slowdown in China, fiscal and debt crises in Europe, and the slow pace of growth in the U.S. drove volatility. As these issues arose, policy makers responded with stimulus and financing measures that calmed markets. Ultimately, investors embraced risk, as record profit margins in the U.S. and remarkable cash flow generation propelled equity markets during the year. In that environment, mid cap stocks outperformed shares of large and small sized companies, while value stocks generally outperformed growth shares. For the year, returns for the S&P 500®, MidCap 400® , and SmallCap 600® Indices were 16.00%, 17.88%, and 16.33%, respectively.

In the fixed income market, bonds also delivered solid gains. Investment grade and high yield bonds led the rally, as improving corporate balance sheets and record bond issuance sent investors looking for yield. Treasurys lagged during 2012 after strong gains in 2011 pushed Treasury yields to historic lows.

Portfolio Results

The Portfolio returned 9.69% for the twelve months ended December 31, 2012, trailing the 16.00% return of the broad stock market, as measured by the S&P 500® Index. The Portfolio also trailed the Balanced Portfolio Blended Composite Benchmark return of 11.06%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Mixed-Asset Target Allocation Moderate Funds peer group had an average return of 11.20%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

During the year, high level asset allocation decisions helped relative performance, while individual security selection within the underlying sleeves weighed on performance. Security selection weakness within the domestic equity portion of the Portfolio was the primary detractor from relative results, while weakness in the high yield portion of the Portfolio, which had an underweight to the lowest quality securities of the market, also held back Portfolio performance last year.

With respect to the Portfolio’s asset allocation decisions, several positions added to performance during the year. The Portfolio generated relative performance from having a higher allocation to equity during certain periods when stocks performed well and a lower allocation less equity when the market declined. These moves helped offset the Portfolio’s overall underweight position in equities, while delivering relative return with lower volatility.

Certain asset allocation decisions within the equity and fixed income portfolios also worked well. The Portfolio held an overweight in high yield bonds amid strong performance in the first half of the year and an overweight in emerging markets equity during the rally in the second half of the year.

During the period, the Portfolio made use of total return swap agreements with the intention of reducing the growth bias inherent in the Portfolio’s equity strategies. Use of these instruments helped relative results somewhat during a year in which growth generally underperformed value stocks.

Portfolio Manager Outlook

We are taking a cautious view going into 2013. The economic and fiscal policies that investors have come to expect in recent years can not continue forever. The record amounts of both fiscal and economic stimulus in recent years leave little room for additional policy measures. We have seen some early signs that policy may be shifting, albeit modestly. With interest rates at historic lows, the Federal Reserve could begin to signal that its bond buying programs used to lower interest rates could slow, as the long-term cost of keeping rates low may outweigh the short-term economic benefit. If growth in China and Europe pick up, higher commodity prices are likely to tax economic growth. Given the uncertainty, we will remain underweight in equity, overweight in cash and neutral within fixed income.

Balanced Portfolio	165

Balanced Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Balanced Portfolio	9.69%	3.31%	6.17%
S&P 500® Index	16.00%	1.66%	7.10%
Barclays® U.S. Aggregate Index	4.22%	5.95%	5.18%
Balanced Portfolio Blended Composite Benchmark	11.06%	4.31%	7.32%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	11.20%	2.78%	6.39%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/02. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio may obtain its exposure to foreign securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio, and changes in the value of that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio for the adviser’s view on style or term structure and duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

166	Balanced Portfolio

Balanced Portfolio

Top 5 Equity Holdings 12/31/12

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	4.8%
Northwestern Mutual Series Fund, Inc., International Equity Portfolio	2.1%
SPDR S&P MidCap 400 ETF Trust	1.5%
Apple, Inc.	0.9%
iShares MSCI EAFE Index Fund	0.9%

Top 5 Fixed Income Holdings 12/31/12

Security Description	% of Net Assets
US Treasury, Various	12.9%
Federal Home Loan Mortgage Corp., Various	6.8%
Federal National Mortgage Association, Various	4.6%
Israel Government AID Bond, Various	1.1%
Discover Card Master Trust, 0.81%, 8/15/17	0.2%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Investment Grade Segment includes bonds of companies and governments headquarted outside the United States.

Balanced Portfolio	167

Balanced Portfolio

Schedule of Investments

December 31, 2012

	Domestic Common Stocks and Warrants (29.9%)	Shares/ $ Par	Value $ (000’s)

	Large Cap Common Stocks (21.0%)

	Consumer Discretionary (2.4%)
	Comcast Corp. - Class A	182,125	6,808
*	Delphi Automotive PLC	114,325	4,373
*	Dollar General Corp.	125,600	5,538
	Las Vegas Sands Corp.	77,775	3,590
	Macy’s, Inc.	167,375	6,531
	News Corp. - Class A	309,775	7,912
	Starbucks Corp.	76,650	4,110
	Target Corp.	100,025	5,918
	Viacom, Inc. - Class B	146,625	7,733

	Total		52,513

	Consumer Staples (1.6%)
	Costco Wholesale Corp.	29,225	2,886
	CVS Caremark Corp.	159,300	7,702
	The Estee Lauder Cos., Inc. - Class A	49,425	2,959
	Mead Johnson Nutrition Co.	87,600	5,772
	PepsiCo, Inc.	91,575	6,266
	Philip Morris International, Inc.	125,200	10,472

	Total		36,057

	Energy (2.7%)
	Anadarko Petroleum Corp.	110,475	8,209
	Chevron Corp.	116,800	12,631
	Exxon Mobil Corp.	150,050	12,987
	National-Oilwell Varco, Inc.	45,450	3,106
	Occidental Petroleum Corp.	86,475	6,625
	Schlumberger, Ltd.	112,025	7,762
*	Weatherford International, Ltd.	445,461	4,985
*	Whiting Petroleum Corp.	72,725	3,154

	Total		59,459

	Financials (3.5%)
	American Express Co.	117,525	6,755
	American Tower Corp.	123,275	9,526
	BlackRock, Inc.	20,325	4,201
	Citigroup, Inc.	267,100	10,567
	The Goldman Sachs Group, Inc.	49,525	6,317
	Invesco, Ltd.	235,450	6,143
	JPMorgan Chase & Co.	304,075	13,370
	MetLife, Inc.	136,250	4,488
	PNC Financial Services Group, Inc.	78,325	4,567
	Wells Fargo & Co.	342,675	11,713

	Total		77,647

	Health Care (2.5%)
	Abbott Laboratories	54,225	3,552

	Domestic Common Stocks and Warrants (29.9%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Alexion Pharmaceuticals, Inc.	27,775	2,606
	AmerisourceBergen Corp.	202,175	8,730
*	Biogen Idec, Inc.	19,875	2,915
	Eli Lilly and Co.	49,575	2,445
*	Express Scripts Holding Co.	73,700	3,980
*	Gilead Sciences, Inc.	59,000	4,333
	Johnson & Johnson	173,400	12,155
	Pfizer, Inc.	277,925	6,970
	UnitedHealth Group, Inc.	106,225	5,762
*	Watson Pharmaceuticals, Inc.	33,600	2,890

	Total		56,338

	Industrials (2.6%)
	The Boeing Co.	96,425	7,267
	Cummins, Inc.	49,893	5,406
	Danaher Corp.	117,200	6,551
	FedEx Corp.	84,067	7,711
	General Electric Co.	521,300	10,942
	Precision Castparts Corp.	28,414	5,382
	SPX Corp.	52,975	3,716
	Union Pacific Corp.	37,050	4,658
	United Technologies Corp.	88,700	7,274

	Total		58,907

	Information Technology (4.3%)
	Apple, Inc.	37,050	19,749
	Broadcom Corp. - Class A	136,500	4,533
*	Cognizant Technology Solutions Corp. - Class A	58,525	4,334
*	eBay, Inc.	51,250	2,615
*	EMC Corp.	163,875	4,146
*	Google, Inc. - Class A	10,450	7,413
	Intel Corp.	314,300	6,484
	International Business Machines Corp.	62,625	11,996
	Microsoft Corp.	461,800	12,344
	Oracle Corp.	225,275	7,506
	Qualcomm, Inc.	106,000	6,574
	Visa, Inc. - Class A	35,350	5,358
*	Yahoo!, Inc.	213,400	4,247

	Total		97,299

	Materials (0.8%)
	BHP Billiton, Ltd., ADR	51,200	4,016
	Celanese Corp.	58,900	2,623
	CF Industries Holdings, Inc.	21,200	4,307
	Monsanto Co.	75,850	7,179

	Total		18,125

	Telecommunication Services (0.2%)
	Vodafone Group PLC, ADR	189,725	4,779

	Total		4,779

The Accompanying Notes are an Integral Part of the Financial Statements.

168	Balanced Portfolio

Balanced Portfolio

	Domestic Common Stocks and Warrants (29.9%)	Shares/ $ Par	Value $ (000’s)

	Utilities (0.4%)
	American Water Works Co., Inc.	262,325	9,740

	Total		9,740

	Total Large Cap Common Stocks		470,864

	Mid Cap Common Stocks (6.9%)

	Consumer Discretionary (1.5%)
*	Bed Bath & Beyond, Inc.	26,300	1,471
*	BorgWarner, Inc.	33,600	2,406
	Brunswick Corp.	46,300	1,347
	Chico’s FAS, Inc.	170,500	3,147
	Coach, Inc.	20,600	1,144
	Dick’s Sporting Goods, Inc.	106,150	4,829
	The Gap, Inc.	30,100	934
*	LKQ Corp.	141,900	2,994
	Marriott International, Inc. - Class A	29,900	1,114
	The McGraw-Hill Cos., Inc.	45,700	2,498
*	O’Reilly Automotive, Inc.	27,280	2,439
*	Penn National Gaming, Inc.	29,000	1,424
	Polaris Industries, Inc.	33,000	2,777
	Ralph Lauren Corp.	4,300	645
	Ross Stores, Inc.	36,600	1,982
	Scripps Networks Interactive - Class A	17,400	1,008
	Ulta Salon, Cosmetics & Fragrance, Inc.	14,550	1,430
	Wynn Resorts, Ltd.	6,500	731

	Total		34,320

	Consumer Staples (0.7%)
	Beam, Inc.	104,325	6,373
	Church & Dwight Co., Inc.	139,825	7,490
	McCormick & Co., Inc.	43,000	2,732

	Total		16,595

	Energy (0.3%)
*	Cameron International Corp.	28,000	1,581
*	Concho Resources, Inc.	19,100	1,539
*	FMC Technologies, Inc.	27,800	1,191
	Noble Energy, Inc.	17,700	1,801
*	Southwestern Energy Co.	23,600	788

	Total		6,900

	Financials (0.4%)
*	CBRE Group, Inc.	115,600	2,300
*	E*TRADE Financial Corp.	49,640	444
*	IntercontinentalExchange, Inc.	11,500	1,424
	Lazard, Ltd. - Class A	28,100	839
	Raymond James Financial, Inc.	73,900	2,847

	Total		7,854

	Health Care (0.7%)
*	Catamaran Corp.	45,600	2,148
*	Cerner Corp.	21,200	1,646

	Domestic Common Stocks and Warrants (29.9%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	DaVita, Inc.	18,500	2,045
*	IDEXX Laboratories, Inc.	20,100	1,865
*	Mettler-Toledo International, Inc.	9,100	1,759
*	Mylan, Inc.	25,600	704
	Perrigo Co.	50,175	5,220
*	Vertex Pharmaceuticals, Inc.	14,600	612

	Total		15,999

	Industrials (1.3%)
*	B/E Aerospace, Inc.	60,400	2,984
	Corrections Corp. of America	90,300	3,203
	Dover Corp.	32,300	2,122
*	Fortune Brands Home & Security, Inc.	24,600	719
	Graco, Inc.	56,150	2,891
	Kansas City Southern	32,600	2,721
	Knight Transportation, Inc.	63,200	925
	MSC Industrial Direct Co., Inc. - Class A	18,200	1,372
*	Owens Corning, Inc.	41,900	1,550
	Regal-Beloit Corp.	23,298	1,642
	Robert Half International, Inc.	99,700	3,173
	Roper Industries, Inc.	21,100	2,352
*	WESCO International, Inc.	50,617	3,413

	Total		29,067

	Information Technology (1.5%)
*	Alliance Data Systems Corp.	25,400	3,677
	Amphenol Corp. - Class A	28,000	1,812
*	Aruba Networks, Inc.	39,300	815
	Avago Technologies, Ltd.	139,425	4,414
*	Citrix Systems, Inc.	27,200	1,788
*	F5 Networks, Inc.	18,000	1,749
*	Fortinet, Inc.	115,150	2,426
*	Freescale Semiconductor Holdings I, Ltd.	67,500	743
	Global Payments, Inc.	74,500	3,375
	Microchip Technology, Inc.	45,100	1,470
*	NetApp, Inc.	26,800	899
*	NetSuite, Inc.	7,900	532
*	Red Hat, Inc.	21,800	1,155
*	ServiceNow, Inc.	11,407	343
*	Skyworks Solutions, Inc.	61,000	1,238
*	Teradata Corp.	15,600	965
*	TIBCO Software, Inc.	47,600	1,048
*	VeriFone Systems, Inc.	77,500	2,300
*	Zebra Technologies Corp. - Class A	46,400	1,823

	Total		32,572

	Materials (0.3%)
	Airgas, Inc.	35,870	3,275
	PPG Industries, Inc.	19,100	2,585
	Westlake Chemical Corp.	17,100	1,356

	Total		7,216

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	169

Balanced Portfolio

	Domestic Common Stocks and Warrants (29.9%)	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services (0.2%)
*	SBA Communications Corp. - Class A	66,900	4,751

	Total		4,751

	Total Mid Cap Common Stocks		155,274

	Small Cap Common Stocks (2.0%)

	Consumer Discretionary (0.2%)
*	Bally Technologies, Inc.	13,500	604
*	Chuy’s Holdings, Inc.	12,000	268
*	Genesco, Inc.	8,050	443
*	Grand Canyon Education, Inc.	30,050	705
*	Hibbett Sports, Inc.	8,400	443
*	Life Time Fitness, Inc.	13,250	652
*	Motors Liquidation Co. GUC Trust	1,317	28
	Penske Automotive Group, Inc.	15,500	466
*	Red Robin Gourmet Burgers, Inc.	9,900	349
*	SHFL Entertainment, Inc.	18,400	267
*	Vitamin Shoppe, Inc.	8,600	493

	Total		4,718

	Consumer Staples (0.0%)
*	United Natural Foods, Inc.	8,250	442

	Total		442

	Energy (0.2%)
*	Approach Resources, Inc.	23,050	576
*	Dril-Quip, Inc.	8,700	636
	EXCO Resources, Inc.	77,100	522
*	Gulfport Energy Corp.	17,650	675
*	Hornbeck Offshore Services, Inc.	13,400	460
*	Kodiak Oil & Gas Corp.	53,700	475
*	Rosetta Resources, Inc.	10,800	490

	Total		3,834

	Financials (0.2%)
	AmREIT, Inc., - Class B	17,200	295
	Boston Private Financial Holdings, Inc.	73,600	663
	East West Bancorp, Inc.	40,100	862
	Education Realty Trust, Inc.	36,150	385
	Greenhill & Co., Inc.	13,250	689
*	Stifel Financial Corp.	16,400	524

	Total		3,418

	Health Care (0.4%)
*	Akorn, Inc.	33,900	453
*	Align Technology, Inc.	11,500	319
*	Conceptus, Inc.	13,230	278
*	DexCom, Inc.	35,291	480
*	Endologix, Inc.	30,091	429
*	Exact Sciences Corp.	53,150	563
*	Fluidigm Corp.	26,050	373

	Domestic Common Stocks and Warrants (29.9%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Health Management Associates, Inc. - Class A	54,200	505
*	HealthStream, Inc.	18,650	453
*	HMS Holdings Corp.	9,600	249
*	Impax Laboratories, Inc.	34,250	702
*	IPC The Hospitalist Co.	7,850	312
*	Jazz Pharmaceuticals PLC	4,550	242
*	MAP Pharmaceuticals, Inc.	30,300	476
*	Neogen Corp.	6,100	276
*	Omnicell, Inc.	31,856	474
*	Team Health Holdings, Inc.	12,250	352
	U.S. Physical Therapy, Inc.	16,600	457
	Universal Health Services, Inc. - Class B	8,600	416

	Total		7,809

	Industrials (0.5%)
	Actuant Corp. - Class A	30,900	863
*	Beacon Roofing Supply, Inc.	15,650	521
	Celadon Group, Inc.	31,500	569
*	Chart Industries, Inc.	9,108	607
*	DXP Enterprises, Inc.	8,350	410
*	Heritage-Crystal Clean, Inc.	30,939	464
*	Hexcel Corp.	27,950	754
*	Huron Consulting Group, Inc.	19,389	653
*	The Keyw Holding Corp.	44,871	569
	Lindsay Corp.	8,650	693
	The Manitowoc Co., Inc.	21,000	329
*	Mistras Group, Inc.	18,841	465
*	NCI Building Systems, Inc.	24,450	340
*	Oshkosh Corp.	18,750	556
*	Performant Financial Corp.	22,300	225
	Snap-on, Inc.	8,950	707
	Sun Hydraulics Corp.	16,445	429
*	Thermon Group Holdings, Inc.	16,850	380
	TransDigm Group, Inc.	3,700	505
	Valmont Industries, Inc.	6,600	901

	Total		10,940

	Information Technology (0.5%)
*	Aspen Technology, Inc.	15,400	426
*	BroadSoft, Inc.	14,500	527
*	Calix, Inc.	70,021	538
*	Cardtronics, Inc.	19,350	459
*	Cavium, Inc.	16,900	527
*	Cornerstone OnDemand, Inc.	12,522	370
*	Diodes, Inc.	35,200	611
*	EXA Corp.	16,000	156
*	ExactTarget, Inc.	12,500	250
*	EZchip Semiconductor, Ltd.	9,950	329
	FEI Co.	13,900	771
*	Finisar Corp.	23,500	383
*	InterXion Holding NV	33,176	788
*	Microsemi Corp.	26,100	549
*	MicroStrategy, Inc. - Class A	3,250	303
	MKS Instruments, Inc.	18,150	468
*	Nanometrics, Inc.	27,150	392

The Accompanying Notes are an Integral Part of the Financial Statements.

170	Balanced Portfolio

Balanced Portfolio

	Domestic Common Stocks and Warrants (29.9%)		Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Proofpoint, Inc.		10,500	129
*	Sourcefire, Inc.		6,350	300
*	SPS Commerce, Inc.		20,925	780
*	Synacor, Inc.		35,800	196
*	Synchronoss Technologies, Inc.		37,450	790
*	Tangoe, Inc.		46,700	554
*	The Ultimate Software Group, Inc.		7,786	735

	Total			11,331

	Materials (0.0%)
	Balchem Corp.		14,911	543
(n)*	NewPage Group, Inc.		700	65

	Total			608

	Telecommunication Services (0.0%)
*	tw telecom, Inc.		30,000	764

	Total			764

	Total Small Cap Common Stocks			43,864

	Total Domestic Common Stocks and Warrants
	(Cost: $600,420)			670,002

	Foreign Common Stocks (0.0%)	Country

	Materials (0.0%)
(n)*	Catalyst Paper Corp.	Canada	5,430	6

	Total Foreign Common Stocks
	(Cost: $6)			6

	Preferred Stocks (0.1%)

	Financials (0.1%)
	Ally Financial, Inc, 7.00%, 2/4/13 144A		357	351
	Ally Financial, Inc., 8.50%, 5/15/16		31,671	832
	GMAC Capital Trust I, 8.125%, 2/15/40		11,788	314

	Total Preferred Stocks
	(Cost: $1,404)			1,497

	Investment Grade Segment (9.0%)

	Aerospace/Defense (0.1%)
	BAE Systems Holdings, Inc., 6.375%, 6/1/19 144A		180,000	215
	Boeing Capital Corp., 2.125%, 8/15/16		460,000	479
	L-3 Communications Corp., 5.20%, 10/15/19		635,000	724
	Lockheed Martin Corp., 3.35%, 9/15/21		175,000	185
	Meccanica Holdings USA, Inc., 6.25%, 1/15/40 144A		450,000	388

	Total			1,991

Investment Grade Segment (9.0%)	Shares/ $ Par	Value $ (000’s)

Auto Manufacturing (0.4%)
American Honda Finance Corp., 2.125%, 2/28/17 144A	980,000	1,003
Daimler Finance North America LLC, 2.625%, 9/15/16 144A	60,000	62
Daimler Finance North America LLC, 3.00%, 3/28/16 144A	655,000	685
Ford Motor Co., 7.45%, 7/16/31	780,000	991
Ford Motor Credit Co. LLC, 3.00%, 6/12/17	705,000	724
Ford Motor Credit Co. LLC, 4.25%, 2/3/17	790,000	846
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	410,000	452
Ford Motor Credit Co. LLC, 5.75%, 2/1/21	700,000	806
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	520,000	606
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	325,000	416
PACCAR, Inc., 6.875%, 2/15/14	80,000	86
Toyota Motor Credit Corp., 1.75%, 5/22/17	1,085,000	1,111
Toyota Motor Credit Corp., 3.30%, 1/12/22	1,025,000	1,106
Volkswagen International Finance NV, 2.875%, 4/1/16 144A	730,000	766

Total		9,660

Banking (1.3%)
Bank of America Corp., 3.625%, 3/17/16	580,000	614
Bank of America Corp., 3.75%, 7/12/16	155,000	166
Bank of America Corp., 5.75%, 12/1/17	870,000	1,014
Bank of Montreal, 2.55%, 11/6/22	960,000	950
The Bank of New York Mellon Corp., 3.55%, 9/23/21	1,225,000	1,335
Bank of Nova Scotia, 1.375%, 12/18/17	685,000	686
Barclays Bank PLC, 5.00%, 9/22/16	100,000	112
Barclays Bank PLC, 6.05%, 12/4/17 144A	140,000	155
Citigroup, Inc., 3.953%, 6/15/16	2,955,000	3,181
Fifth Third Bank, 4.75%, 2/1/15	740,000	794
The Goldman Sachs Group, Inc., 5.95%, 1/18/18	1,915,000	2,228
The Goldman Sachs Group, Inc., 6.15%, 4/1/18	835,000	981
HSBC Holdings PLC, 5.10%, 4/5/21	590,000	697
JPMorgan Chase & Co., 3.15%, 7/5/16	3,735,000	3,957
JPMorgan Chase & Co., 6.00%, 1/15/18	540,000	646
Merrill Lynch & Co., Inc., 6.40%, 8/28/17	2,185,000	2,566
Morgan Stanley, 2.875%, 7/28/14	780,000	797
Morgan Stanley, 4.75%, 3/22/17	395,000	431
Nordea Bank AB, 4.875%, 1/27/20 144A	320,000	369
PNC Financial Services Group, Inc., 2.854%, 11/9/22	700,000	704
PNC Funding Corp., 4.375%, 8/11/20	440,000	502
The Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	750,000	792
Standard Chartered PLC, 3.20%, 5/12/16 144A	655,000	689
State Street Corp., 2.875%, 3/7/16	390,000	414
SunTrust Banks, Inc., 6.00%, 9/11/17	405,000	478
U.S. Bancorp, 3.442%, 2/1/16	700,000	737
Wachovia Corp., 5.75%, 2/1/18	215,000	257
Wells Fargo & Co., 2.625%, 12/15/16	1,115,000	1,177
Wells Fargo & Co., 4.60%, 4/1/21	715,000	822
Wells Fargo & Co., 7.98%, 3/29/49	255,000	293

Total		28,544

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	171

Balanced Portfolio

Investment Grade Segment (9.0%)	Shares/ $ Par	Value $ (000’s)

Beverage/Bottling (0.3%)
Anheuser-Busch Cos. LLC, 5.75%, 4/1/36	255,000	324
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	985,000	991
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	220,000	268
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39	1,020,000	1,675
Beam, Inc., 3.25%, 5/15/22	275,000	285
The Coca-Cola Co., 1.65%, 3/14/18	750,000	768
The Coca-Cola Co., 3.15%, 11/15/20	775,000	843
Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/18	245,000	309
Heineken NV, 1.40%, 10/1/17 144A	270,000	269
Heineken NV, 2.75%, 4/1/23 144A	400,000	393
Heineken NV, 4.00%, 10/1/42 144A	110,000	107
PepsiCo, Inc., 3.125%, 11/1/20	300,000	322
PepsiCo, Inc., 7.90%, 11/1/18	80,000	108
Pernod-Ricard SA, 5.75%, 4/7/21 144A	430,000	514
SABMiller Holdings, Inc., 3.75%, 1/15/22 144A	580,000	626

Total		7,802

Cable/Media/Broadcasting/Satellite (0.3%)
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 2.40%, 3/15/17	655,000	671
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.80%, 3/15/22	700,000	722
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.60%, 2/15/21	90,000	98
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15%, 3/15/42	375,000	379
Discovery Communications LLC, 5.05%, 6/1/20	225,000	260
Historic TW, Inc., 6.625%, 5/15/29	580,000	740
Historic TW, Inc., 6.875%, 6/15/18	195,000	246
NBCUniversal Media LLC, 2.875%, 4/1/16	570,000	601
NBCUniversal Media LLC, 6.40%, 4/30/40	180,000	231
News America, Inc., 6.90%, 8/15/39	120,000	157
TCI Communications, Inc., 8.75%, 8/1/15	1,030,000	1,229
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	1,650,000	2,332

Total		7,666

Conglomerate/Diversified Manufacturing (0.1%)
Eastman Chemical Co., 7.25%, 1/15/24	85,000	111
Eaton Corp., 2.75%, 11/2/22 144A	1,685,000	1,680
Monsanto Co., 5.125%, 4/15/18	55,000	65
United Technologies Corp., 3.10%, 6/1/22	390,000	413
United Technologies Corp., 4.50%, 6/1/42	470,000	522

Total		2,791

Consumer Products (0.0%)
The Procter & Gamble Co., 5.55%, 3/5/37	645,000	865

Total		865

Electric Utilities (1.1%)
Alabama Power Co., 3.95%, 6/1/21	780,000	872
Ameren Corp., 8.875%, 5/15/14	300,000	328
Appalachian Power Co., 4.60%, 3/30/21	390,000	449
Arizona Public Service Co., 5.05%, 9/1/41	355,000	407
Arizona Public Service Co., 8.75%, 3/1/19	95,000	125
Bruce Mansfield Unit, 6.85%, 6/1/34	471,749	492

Investment Grade Segment (9.0%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Carolina Power & Light Co., 2.80%, 5/15/22	535,000	549
Carolina Power & Light Co., 5.15%, 4/1/15	420,000	460
CenterPoint Energy, Inc., 6.50%, 5/1/18	380,000	464
Commonwealth Edison Co., 4.00%, 8/1/20	410,000	458
Commonwealth Edison Co., 5.875%, 2/1/33	115,000	146
Commonwealth Edison Co., 6.15%, 9/15/17	105,000	127
Connecticut Light & Power Co., 5.65%, 5/1/18	150,000	182
The Detroit Edison Co., 3.45%, 10/1/20	410,000	450
Dominion Resources, Inc., 1.40%, 9/15/17	705,000	705
DTE Energy Co., 6.375%, 4/15/33	175,000	227
Duke Energy Corp., 6.25%, 6/15/18	40,000	49
Duke Energy Indiana, Inc., 3.75%, 7/15/20	775,000	858
Entergy Corp., 4.70%, 1/15/17	660,000	715
Entergy Mississippi, Inc., 6.25%, 4/1/34	1,030,000	1,044
Exelon Generation Co. LLC, 4.25%, 6/15/22 144A	705,000	733
Exelon Generation Co. LLC, 6.20%, 10/1/17	535,000	632
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	215,521	217
Mississippi Power Co., 4.75%, 10/15/41	595,000	657
Monongahela Power Co., Inc., 5.70%, 3/15/17 144A	860,000	974
Nevada Power Co., 5.95%, 3/15/16	60,000	69
NextEra Energy Capital Holdings, Inc., 4.50%, 6/1/21	800,000	889
NSTAR LLC, 4.50%, 11/15/19	40,000	45
Ohio Edison Co., 6.875%, 7/15/36	145,000	188
Ohio Power Co., 5.375%, 10/1/21	375,000	454
Pacific Gas & Electric Co., 3.50%, 10/1/20	1,175,000	1,288
Pacific Gas & Electric Co., 5.625%, 11/30/17	225,000	272
PacifiCorp., 3.85%, 6/15/21	780,000	880
Peco Energy Co., 2.375%, 9/15/22	440,000	444
Potomac Electric Power Co., 6.50%, 11/15/37	180,000	257
PPL Capital Funding, Inc., 4.20%, 6/15/22	380,000	409
PPL Energy Supply LLC, 6.50%, 5/1/18	150,000	180
Public Service Co. of Colorado, 3.20%, 11/15/20	520,000	567
Public Service Co. of Colorado, 5.80%, 8/1/18	140,000	172
Public Service Co. of New Mexico, 5.35%, 10/1/21	405,000	445
Public Service Electric & Gas Co., 3.65%, 9/1/42	300,000	295
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,500,000	1,500
Puget Sound Energy, Inc., 6.274%, 3/15/37	550,000	735
San Diego Gas & Electric Co., 6.125%, 9/15/37	200,000	275
Sempra Energy, 2.30%, 4/1/17	635,000	659
Sempra Energy, 6.15%, 6/15/18	250,000	307
South Carolina Electric & Gas Co., 6.05%, 1/15/38	295,000	383
Tampa Electric Co., 5.40%, 5/15/21	530,000	652
Union Electric Co., 3.90%, 9/15/42	405,000	410
Union Electric Co., 6.40%, 6/15/17	180,000	220
Union Electric Co., 6.70%, 2/1/19	180,000	227
Virginia Electric & Power Co., 3.45%, 9/1/22	680,000	735

The Accompanying Notes are an Integral Part of the Financial Statements.

172	Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (9.0%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Virginia Electric & Power Co., 5.40%, 4/30/18	55,000	66

Total		25,343

Electronics (0.1%)
Hewlett-Packard Co., 3.00%, 9/15/16	555,000	559
Hewlett-Packard Co., 3.75%, 12/1/20	80,000	77
Hewlett-Packard Co., 4.65%, 12/9/21	535,000	537
International Business Machines Corp., 1.95%, 7/22/16	400,000	416
International Business Machines Corp., 2.00%, 1/5/16	520,000	537

Total		2,126

Food Processors (0.2%)
Archer-Daniels-Midland Co., 4.479%, 3/1/21	230,000	260
Kellogg Co., 3.25%, 5/21/18	235,000	256
Kraft Foods Group, Inc., 2.25%, 6/5/17 144A	180,000	186
Kraft Foods Group, Inc., 3.50%, 6/6/22 144A	240,000	256
Kraft Foods Group, Inc., 6.125%, 8/23/18 144A	303,000	371
Mead Johnson Nutrition Co., 4.90%, 11/1/19	640,000	731
Mondelez International, Inc., 6.125%, 2/1/18	107,000	130
Mondelez International, Inc., 6.50%, 8/11/17	410,000	501
Mondelez International, Inc., 6.50%, 2/9/40	930,000	1,249

Total		3,940

Gaming/Leisure/Lodging (0.0%)
Choice Hotels International, Inc., 5.75%, 7/1/22	225,000	249
Host Hotels & Resorts LP, 5.875%, 6/15/19	45,000	49

Total		298

Gas Pipelines (0.3%)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	140,000	168
Energy Transfer Partners LP, 4.65%, 6/1/21	285,000	313
Energy Transfer Partners LP, 6.05%, 6/1/41	715,000	813
Energy Transfer Partners LP, 6.70%, 7/1/18	305,000	368
Enterprise Products Operating LLC, 3.20%, 2/1/16	585,000	618
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	800,000	958
Kinder Morgan Energy Partners LP, 6.375%, 3/1/41	795,000	984
Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	280,000	342
Magellan Midstream Partners LP, 6.55%, 7/15/19	335,000	414
ONEOK Partners LP, 2.00%, 10/1/17	355,000	358
Plains All American Pipeline LP/PAA Finance Corp., 6.50%, 5/1/18	175,000	216
Spectra Energy Partners LP, 2.95%, 6/15/16	315,000	324
Williams Partners LP, 4.00%, 11/15/21	135,000	144
Williams Partners LP, 4.125%, 11/15/20	54,000	59
Williams Partners LP, 5.25%, 3/15/20	460,000	530

Total		6,609

Investment Grade Segment (9.0%)	Shares/ $ Par	Value $ (000’s)

Health Care/Pharmaceuticals (0.5%)
AbbVie, Inc., 1.75%, 11/6/17 144A	615,000	622
AbbVie, Inc., 2.90%, 11/6/22 144A	275,000	280
Amgen, Inc., 3.875%, 11/15/21	935,000	1,027
Express Scripts Holding Co., 2.65%, 2/15/17 144A	330,000	343
Express Scripts Holding Co., 3.125%, 5/15/16	155,000	163
Express Scripts Holding Co., 3.50%, 11/15/16 144A	560,000	599
Express Scripts Holding Co., 3.90%, 2/15/22 144A	175,000	189
Medco Health Solutions, Inc., 7.125%, 3/15/18	750,000	935
Merck & Co., Inc., 3.875%, 1/15/21	590,000	662
Merck & Co., Inc., 5.75%, 11/15/36	30,000	40
Mylan, Inc., 3.125%, 1/15/23 144A	520,000	515
Mylan, Inc., 6.00%, 11/15/18 144A	410,000	453
Mylan, Inc., 7.625%, 7/15/17 144A	145,000	163
Mylan, Inc., 7.875%, 7/15/20 144A	85,000	100
The Novartis Capital Corp., 2.40%, 9/21/22	1,080,000	1,083
Pfizer, Inc., 5.35%, 3/15/15	370,000	407
Roche Holdings, Inc., 6.00%, 3/1/19 144A	385,000	479
Sanofi-Aventis SA, 2.625%, 3/29/16	1,155,000	1,216
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22	580,000	587
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	265,000	267
Thermo Fisher Scientific, Inc., 1.85%, 1/15/18	255,000	258
Thermo Fisher Scientific, Inc., 3.15%, 1/15/23	325,000	332
Watson Pharmaceuticals, Inc., 1.875%, 10/1/17	85,000	86
Watson Pharmaceuticals, Inc., 3.25%, 10/1/22	180,000	184
Watson Pharmaceuticals, Inc., 4.625%, 10/1/42	110,000	115
Wyeth LLC, 5.50%, 2/15/16	25,000	29
Wyeth LLC, 5.95%, 4/1/37	630,000	840

Total		11,974

Independent Finance (0.2%)
General Dynamics Corp., 2.25%, 11/15/22	750,000	734
General Electric Capital Corp., 5.625%, 5/1/18	1,735,000	2,061
General Electric Capital Corp./LJ VP Holdings LLC, 3.80%, 6/18/19 144A	950,000	1,012

Total		3,807

Information/Data Technology (0.1%)
Microsoft Corp., 0.875%, 11/15/17	210,000	209
Microsoft Corp., 2.125%, 11/15/22	565,000	559
Oracle Corp., 1.20%, 10/15/17	565,000	567
Oracle Corp., 2.50%, 10/15/22	565,000	570
Oracle Corp., 3.875%, 7/15/20	760,000	857

Total		2,762

Life Insurance (0.3%)
Aetna, Inc., 1.50%, 11/15/17	125,000	125
Aetna, Inc., 2.75%, 11/15/22	225,000	223
American International Group, Inc., 4.875%, 6/1/22	575,000	657
MassMutual Global Funding II, 2.30%, 9/28/15 144A	850,000	883

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	173

Balanced Portfolio

Investment Grade Segment (9.0%)	Shares/ $ Par	Value $ (000’s)

Life Insurance continued
Metropolitan Life Global Funding I, 3.65%, 6/14/18 144A	720,000	788
New York Life Global Funding, 2.45%, 7/14/16 144A	780,000	817
Prudential Financial, Inc., 5.375%, 6/21/20	250,000	292
Prudential Financial, Inc., 5.70%, 12/14/36	170,000	194
Teachers Insurance & Annuity Association-College Retirement Equity Fund, 6.85%, 12/16/39 144A	385,000	522
UnitedHealth Group, Inc., 1.40%, 10/15/17	100,000	100
UnitedHealth Group, Inc., 2.75%, 2/15/23	120,000	121
UnitedHealth Group, Inc., 2.875%, 3/15/22	120,000	123
UnitedHealth Group, Inc., 3.95%, 10/15/42	50,000	50
UnitedHealth Group, Inc., 4.70%, 2/15/21	400,000	466
WellPoint, Inc., 1.875%, 1/15/18	220,000	223
WellPoint, Inc., 3.30%, 1/15/23	305,000	313

Total		5,897

Machinery (0.2%)
Caterpillar Financial Services Corp., 1.625%, 6/1/17	510,000	520
John Deere Capital Corp., 0.70%, 9/4/15	560,000	560
John Deere Capital Corp., 1.20%, 10/10/17	380,000	381
John Deere Capital Corp., 2.25%, 4/17/19	430,000	442
John Deere Capital Corp., 2.80%, 1/27/23	580,000	593
Roper Industries, Inc., 1.85%, 11/15/17	415,000	415
Roper Industries, Inc., 3.125%, 11/15/22	615,000	619

Total		3,530

Metals/Mining (0.3%)
Barrick Gold Corp., 2.90%, 5/30/16	425,000	446
Barrick Gold Corp., 3.85%, 4/1/22	745,000	789
Barrick North America Finance LLC, 6.80%, 9/15/18	370,000	457
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/22	670,000	664
Newmont Mining Corp., 3.50%, 3/15/22	925,000	954
Newmont Mining Corp., 6.25%, 10/1/39	146,000	176
Rio Tinto Finance USA PLC, 1.625%, 8/21/17	1,050,000	1,063
Rio Tinto Finance USA, Ltd., 4.125%, 5/20/21	600,000	663
Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	200,000	275
Teck Resources, Ltd., 3.00%, 3/1/19	215,000	222
Teck Resources, Ltd., 5.20%, 3/1/42	705,000	720

Total		6,429

Natural Gas Distributors (0.0%)
NiSource Finance Corp., 5.80%, 2/1/42	915,000	1,042

Total		1,042

Oil & Gas Field Machines and Services (0.1%)
National Oilwell Varco, Inc., 1.35%, 12/1/17	120,000	121
National Oilwell Varco, Inc., 2.60%, 12/1/22	430,000	436
Rowan Cos., Inc., 4.875%, 6/1/22	840,000	912

Total		1,469

Oil and Gas (1.0%)
Anadarko Petroleum Corp., 6.375%, 9/15/17	780,000	932
Apache Corp., 4.75%, 4/15/43	370,000	403
BP Capital Markets PLC, 1.846%, 5/5/17	725,000	741

	Investment Grade Segment (9.0%)	Shares/ $ Par	Value $ (000’s)

	Oil and Gas continued
	BP Capital Markets PLC, 2.50%, 11/6/22	1,200,000	1,189
	BP Capital Markets PLC, 4.50%, 10/1/20	185,000	213
	BP Capital Markets PLC, 4.75%, 3/10/19	1,320,000	1,531
	Canadian Natural Resources, Ltd., 5.70%, 5/15/17	391,000	461
	Canadian Natural Resources, Ltd., 5.85%, 2/1/35	90,000	111
	Canadian Natural Resources, Ltd., 6.45%, 6/30/33	335,000	426
	Cenovus Energy, Inc., 4.45%, 9/15/42	700,000	728
	ConocoPhillips, 6.00%, 1/15/20	1,175,000	1,491
	Devon Energy Corp., 1.875%, 5/15/17	365,000	372
	Devon Energy Corp., 3.25%, 5/15/22	555,000	579
	Encana Corp., 3.90%, 11/15/21	475,000	516
	Ensco PLC, 4.70%, 3/15/21	585,000	658
	EOG Resources, Inc., 4.40%, 6/1/20	245,000	284
	Hess Corp., 5.60%, 2/15/41	420,000	497
	Husky Energy, Inc., 3.95%, 4/15/22	590,000	634
	Husky Energy, Inc., 7.25%, 12/15/19	80,000	104
	Marathon Oil Corp., 6.60%, 10/1/37	140,000	187
	Nabors Industries, Inc., 6.15%, 2/15/18	655,000	770
	Noble Energy, Inc., 6.00%, 3/1/41	280,000	337
	Occidental Petroleum Corp., 4.125%, 6/1/16	315,000	349
	Pemex Project Funding Master Trust, 6.625%, 6/15/35	245,000	311
	Petrohawk Energy Corp., 6.25%, 6/1/19	695,000	791
	Shell International Finance BV, 1.125%, 8/21/17	700,000	703
	Shell International Finance BV, 4.30%, 9/22/19	1,580,000	1,830
	Southwestern Energy Co., 4.10%, 3/15/22	460,000	495
	Statoil ASA, 2.45%, 1/17/23	1,035,000	1,033
	Suncor Energy, Inc., 6.85%, 6/1/39	265,000	366
	Talisman Energy, Inc., 3.75%, 2/1/21	700,000	751
	Total Capital International SA, 1.50%, 2/17/17	105,000	106
	Total Capital SA, 4.45%, 6/24/20	950,000	1,100
	Transocean, Inc., 6.375%, 12/15/21	590,000	717
	Weatherford International, Ltd., 5.95%, 4/15/42	1,120,000	1,216

	Total		22,932

	Other Finance (0.2%)
	American Express Co., 6.15%, 8/28/17	590,000	711
	American Express Credit Corp., 5.125%, 8/25/14	590,000	632
	Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	705,000	735
	CVS Pass-Through Trust, 6.036%, 12/10/28	517,367	605
	The NASDAQ OMX Group, Inc., 5.55%, 1/15/20	180,000	196
	Prudential Covered Trust 2012-1, 2.997%, 9/30/15 144A	1,391,750	1,443

	Total		4,322

	Other Holdings (0.1%)
(f)	Federative Republic of Brazil, 8.50%, 1/5/24	1,855,000	1,107
(f)	Morgan Stanley, 5.40%, 5/15/15 144A	4,067,704	2,161

	Total		3,268

	Other Services (0.1%)
	American Tower Corp., 4.625%, 4/1/15	195,000	207
	American Tower Corp., 7.00%, 10/15/17	200,000	239

The Accompanying Notes are an Integral Part of the Financial Statements.

174	Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (9.0%)	Shares/ $ Par	Value $ (000’s)

Other Services continued
CC Holdings GS V LLC, 3.849%, 4/15/23 144A	550,000	560
Republic Services, Inc., 5.25%, 11/15/21	425,000	501
Waste Management, Inc., 2.90%, 9/15/22	460,000	455
Waste Management, Inc., 4.60%, 3/1/21	440,000	499

Total		2,461

Paper and Forest Products (0.1%)
Georgia-Pacific LLC, 5.40%, 11/1/20 144A	890,000	1,059
Georgia-Pacific LLC, 7.75%, 11/15/29	50,000	68

Total		1,127

Property and Casualty Insurance (0.0%)
The Hartford Financial Services Group, Inc., 6.625%, 4/15/42	185,000	235

Total		235

Railroads (0.2%)
Burlington Northern Santa Fe LLC, 3.05%, 3/15/22	455,000	470
Burlington Northern Santa Fe LLC, 3.05%, 9/1/22	375,000	387
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	390,000	422
Canadian National Railway Co., 5.85%, 11/15/17	140,000	169
CSX Corp., 3.70%, 10/30/20	70,000	76
CSX Corp., 4.25%, 6/1/21	200,000	225
CSX Corp., 5.60%, 5/1/17	490,000	572
Norfolk Southern Corp., 2.903%, 2/15/23 144A	789,000	794
Union Pacific Corp., 4.30%, 6/15/42	700,000	739

Total		3,854

Real Estate Investment Trusts (0.4%)
AvalonBay Communities, Inc., 2.85%, 3/15/23	385,000	380
AvalonBay Communities, Inc., 2.95%, 9/15/22	205,000	204
AvalonBay Communities, Inc., 3.95%, 1/15/21	675,000	726
Boston Properties LP, 3.85%, 2/1/23	580,000	609
BRE Properties, Inc., 5.20%, 3/15/21	535,000	604
BRE Properties, Inc., 5.50%, 3/15/17	245,000	278
Colonial Realty LP, 6.05%, 9/1/16	360,000	401
DDR Corp., 4.75%, 4/15/18	580,000	643
Essex Portfolio LP, 3.625%, 8/15/22 144A	1,050,000	1,048
HCP, Inc., 3.75%, 2/1/16	335,000	356
HCP, Inc., 3.75%, 2/1/19	195,000	206
HCP, Inc., 6.00%, 1/30/17	400,000	459
HCP, Inc., 6.70%, 1/30/18	200,000	241
Health Care REIT, Inc., 3.625%, 3/15/16	290,000	306
Health Care REIT, Inc., 4.125%, 4/1/19	935,000	1,006
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18	1,035,000	1,036
Ventas Realty LP/Ventas Capital Corp., 4.25%, 3/1/22	270,000	286
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	515,000	563
WEA Finance LLC, 7.125%, 4/15/18 144A	360,000	444

Total		9,796

Restaurants (0.1%)
Darden Restaurants, Inc., 3.35%, 11/1/22	165,000	160
Darden Restaurants, Inc., 4.50%, 10/15/21	600,000	645

Investment Grade Segment (9.0%)	Shares/ $ Par	Value $ (000’s)

Restaurants continued
Darden Restaurants, Inc., 6.20%, 10/15/17	360,000	425
Yum! Brands, Inc., 3.75%, 11/1/21	455,000	484
Yum! Brands, Inc., 3.875%, 11/1/20	355,000	386

Total		2,100

Retail Food and Drug (0.2%)
CVS Caremark Corp., 6.25%, 6/1/27	715,000	944
Delhaize Group SA, 4.125%, 4/10/19	815,000	841
Delhaize Group SA, 5.70%, 10/1/40	770,000	722
Safeway, Inc., 6.35%, 8/15/17	1,170,000	1,329

Total		3,836

Retail Stores (0.3%)
Costco Wholesale Corp., 1.70%, 12/15/19	1,385,000	1,395
The Home Depot, Inc., 4.40%, 4/1/21	205,000	242
The Home Depot, Inc., 5.40%, 3/1/16	175,000	200
The Home Depot, Inc., 5.875%, 12/16/36	70,000	92
Lowe’s Cos., Inc., 3.80%, 11/15/21	125,000	138
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	251,000	295
Macy’s Retail Holdings, Inc., 7.875%, 7/15/15	336,000	391
Nordstrom, Inc., 6.25%, 1/15/18	225,000	273
Nordstrom, Inc., 7.00%, 1/15/38	265,000	375
Target Corp., 6.50%, 10/15/37	470,000	656
Wal-Mart Stores, Inc., 2.80%, 4/15/16	300,000	320
Wal-Mart Stores, Inc., 3.25%, 10/25/20	480,000	523
Wal-Mart Stores, Inc., 3.625%, 7/8/20	250,000	278
Wal-Mart Stores, Inc., 4.875%, 7/8/40	415,000	490

Total		5,668

Telecommunications (0.4%)
America Movil SAB de CV, 2.375%, 9/8/16	430,000	447
America Movil SAB de CV, 5.00%, 3/30/20	1,010,000	1,175
AT&T Corp., 8.00%, 11/15/31	380,000	575
AT&T, Inc., 2.625%, 12/1/22	1,050,000	1,052
AT&T, Inc., 2.95%, 5/15/16	865,000	916
CenturyLink, Inc., 5.15%, 6/15/17	465,000	501
CenturyLink, Inc., 6.45%, 6/15/21	340,000	376
Qwest Corp., 6.50%, 6/1/17	595,000	695
Telefonica Emisiones SAU, 3.729%, 4/27/15	555,000	570
Verizon Communications, Inc., 5.85%, 9/15/35	505,000	634
Verizon Communications, Inc., 6.25%, 4/1/37	400,000	526
Verizon Communications, Inc., 6.35%, 4/1/19	770,000	973

Total		8,440

Total Investment Grade Segment
(Cost: $186,020)		202,584

Governments (14.3%)

Governments (14.3%)
Canada Government International Bond, 0.875%, 2/14/17	4,375,000	4,410
Israel Government AID Bond, 0.00%, 11/15/22	2,600,000	2,061
Israel Government AID Bond, 0.00%, 11/15/23	11,500,000	8,662

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	175

Balanced Portfolio

	Governments (14.3%)	Shares/ $ Par	Value $ (000’s)

	Governments continued
	Israel Government AID Bond, 5.50%, 4/26/24	9,840,000	13,023
	Overseas Private Investment Corp., 4.10%, 11/15/14	873,600	910
	US Department of Housing & Urban Development, 6.17%, 8/1/14	2,455,000	2,457
(g)	US Treasury, 0.125%, 12/31/14	76,300,000	76,109
	US Treasury, 0.25%, 9/30/14	24,810,000	24,816
	US Treasury, 0.50%, 7/31/17	4,820,000	4,791
	US Treasury, 0.625%, 5/31/17	57,560,000	57,650
(g)	US Treasury, 0.625%, 8/31/17	9,550,000	9,541
(g)	US Treasury, 0.625%, 9/30/17	7,900,000	7,886
	US Treasury, 0.75%, 6/30/17	39,530,000	39,765
	US Treasury, 1.625%, 11/15/22	390,000	386
	US Treasury, 2.75%, 8/15/42	1,230,000	1,188
(g)	US Treasury, 3.00%, 5/15/42	5,260,000	5,359
	US Treasury, 3.125%, 2/15/42	16,945,000	17,718
	US Treasury, 4.50%, 2/15/36	1,900,000	2,500
	US Treasury, 5.375%, 2/15/31	29,475,000	42,075

	Total Governments
	(Cost: $314,018)		321,307

	Municipal Bonds (0.8%)

	Municipal Bonds (0.8%)
	American Municipal Power, Inc., Series 2010, 5.939%, 2/15/47 RB	1,312,000	1,524
	Bay Area Toll Authority San Francisco Bay Area Toll Bridge, Series 2009-F, 6.263%, 4/1/49 RB	70,000	97
	Board of Regents of the University of Texas System, Series 2010C, 4.794%, 8/15/46 RB	1,040,000	1,232
	Board of Regents of the University of Texas System, Series 2009B, 6.276%, 8/15/41 RB	400,000	470
	The City of New York, Series C-1, 5.517%, 10/1/37 GO	590,000	729
	Connecticut Housing Finance Authority, Series D-2, 5.00%, 11/15/26 RB	715,000	715
	Dallas Area Rapid Transit, Series 2010B, 5.022%, 12/1/48 RB	1,185,000	1,420
	Dallas Independent School District, Series 2010C, 6.45%, 2/15/35 GO, PSF	1,170,000	1,471
	Dormitory Authority of the State of New York, Series 2010H, 5.389%, 3/15/40 RB	200,000	246
	Energy Northwest, Series E, 2.197%, 7/1/19 RB	935,000	959
	Los Angeles Unified School District, Series RY, 6.758%, 7/1/34 GO	585,000	781
	Metropolitan Transportation Authority, Series 2010C-1, 6.687%, 11/15/40 RB	203,000	262
	Metropolitan Transportation Authority, Series 2009C, 7.336%, 11/15/39 RB	415,000	608
	Montana Facility Finance Authority, Series 2010A, 4.75%, 5/20/37 RB, GNMA, FHA	2,550,000	2,769
	New York City Municipal Water Finance Authority, Series AA, 5.44%, 6/15/43 RB	432,000	541

Municipal Bonds (0.8%)	Shares/ $ Par	Value $ (000’s)
New York City Municipal Water Finance Authority, Series AA-1, 5.75%, 6/15/41 RB	115,000	149
Port Authority New York & New Jersey, Series 168, 4.926%, 10/1/51 RB	930,000	1,031
State of California, Series 2010, 5.70%, 11/1/21 GO	780,000	929
State of Illinois, Series 2011, 4.961%, 3/1/16 GO	1,315,000	1,440
Texas Transportation Commission, Series 2010A, 4.681%, 4/1/40 GO	355,000	416
University of California Regents Medical Center, Series H, 6.548%, 5/15/48 RB	820,000	1,092

Total Municipal Bonds
(Cost: $16,291)		18,881

Structured Products (14.6%)

Structured Products (14.6%)
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.253%, 2/14/43 IO	4,937,074	160
Banc of America Funding Corp., Series 2007-1, Class TA1A, 0.27%, 1/25/37	837,100	446
Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.30%, 5/25/37	927,792	582
Chase Issuance Trust, Series 2012-A5, Class A5, 0.59%, 8/15/17	2,200,000	2,202
Citigroup Commercial Mortgage Trust, Series 2010-RR3, Class MLSR, 5.737%, 6/14/50 144A	1,485,000	1,710
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	260,813	264
CNH Equipment Trust, Series 2012-A, Class A4, 1.38%, 2/15/18	2,495,000	2,543
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	1,125,000	1,250
Discover Card Master Trust, Series 2012-A1, Class A1, 0.81%, 8/15/17	5,240,000	5,275
Discover Card Master Trust I, Series 2012-B3, Class B3, 0.659%, 5/15/18	500,000	500
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 1.169%, 2/15/31 IO	11,269,928	303
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.463%, 10/15/30 IO 144A	896,414	10
FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	4,005,713	4,066

The Accompanying Notes are an Integral Part of the Financial Statements.

176	Balanced Portfolio

Balanced Portfolio

Structured Products (14.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., Series K009, Class X1, 1.506%, 8/25/20 IO	17,101,328	1,412
Federal Home Loan Mortgage Corp., 3.00%, 11/1/21	479,741	505
Federal Home Loan Mortgage Corp., 3.00%, 11/1/25	935,986	983
Federal Home Loan Mortgage Corp., 3.00%, 11/1/26	1,339,853	1,409
Federal Home Loan Mortgage Corp., 3.00%, 11/1/42	1,661,875	1,740
Federal Home Loan Mortgage Corp., 3.50%, 10/1/25	236,329	249
Federal Home Loan Mortgage Corp., 3.50%, 11/1/25	196,539	207
Federal Home Loan Mortgage Corp., 3.50%, 1/1/26	55,303	58
Federal Home Loan Mortgage Corp., 3.50%, 2/1/26	995,856	1,047
Federal Home Loan Mortgage Corp., 3.50%, 3/1/26	53,175	56
Federal Home Loan Mortgage Corp., 3.50%, 5/1/26	379,381	399
Federal Home Loan Mortgage Corp., 3.50%, 7/1/26	1,864,322	1,961
Federal Home Loan Mortgage Corp., 3.50%, 8/1/26	43,982	46
Federal Home Loan Mortgage Corp., 3.50%, 2/1/42	2,111,764	2,247
Federal Home Loan Mortgage Corp., 3.50%, 4/1/42	1,897,252	2,023
Federal Home Loan Mortgage Corp., 3.50%, 6/1/42	1,173,785	1,252
Federal Home Loan Mortgage Corp., 3.50%, 7/1/42	3,720,757	3,968
Federal Home Loan Mortgage Corp., 3.50%, 9/1/42	10,279,550	10,963
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	446,397	474
Federal Home Loan Mortgage Corp., 4.00%, 7/1/24	2,269,041	2,400
Federal Home Loan Mortgage Corp., 4.00%, 8/1/25	2,103,826	2,224
Federal Home Loan Mortgage Corp., 4.00%, 5/1/26	600,602	635
Federal Home Loan Mortgage Corp., 4.00%, 6/1/26	957,297	1,012
Federal Home Loan Mortgage Corp., 4.00%, 12/1/26	308,617	326
Federal Home Loan Mortgage Corp., 4.00%, 9/1/40	1,388,887	1,484
Federal Home Loan Mortgage Corp., 4.00%, 11/1/40	481,354	514
Federal Home Loan Mortgage Corp., 4.00%, 1/1/41	10,968,503	11,720

Structured Products (14.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 4.00%, 2/1/41	12,063,278	12,890
Federal Home Loan Mortgage Corp., 4.00%, 3/1/41	162,048	173
Federal Home Loan Mortgage Corp., 4.00%, 4/1/41	7,941,436	8,490
Federal Home Loan Mortgage Corp., 4.00%, 5/1/41	1,221,250	1,306
Federal Home Loan Mortgage Corp., 4.00%, 8/1/41	394,695	422
Federal Home Loan Mortgage Corp., 4.00%, 9/1/41	1,849,655	1,976
Federal Home Loan Mortgage Corp., 4.00%, 10/1/41	602,154	644
Federal Home Loan Mortgage Corp., 4.00%, 3/1/42	365,000	390
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	755,168	821
Federal Home Loan Mortgage Corp., Series 3065, Class TN, 4.50%, 10/15/33	276,908	280
Federal Home Loan Mortgage Corp., Series 3248, Class LN, 4.50%, 7/15/35	1,920,661	1,946
Federal Home Loan Mortgage Corp., 4.50%, 9/1/39	502,160	539
Federal Home Loan Mortgage Corp., 4.50%, 9/1/40	1,241,027	1,369
Federal Home Loan Mortgage Corp., 4.50%, 1/1/41	2,808,268	3,075
Federal Home Loan Mortgage Corp., 4.50%, 3/1/41	318,928	344
Federal Home Loan Mortgage Corp., 4.50%, 7/1/41	19,972,494	21,551
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	316,503	345
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	1,205,081	1,315
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	7,418,350	8,354
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	5,723,836	6,317
Federal Home Loan Mortgage Corp., 5.00%, 8/1/39	608,840	672
Federal Home Loan Mortgage Corp., 5.00%, 2/1/41	678,708	739
Federal Home Loan Mortgage Corp., 5.00%, 3/1/41	226,296	246
Federal Home Loan Mortgage Corp., 5.00%, 4/1/41	1,175,495	1,277
Federal Home Loan Mortgage Corp., 5.00%, 5/1/41	6,007,269	6,538
Federal Home Loan Mortgage Corp., 5.00%, 3/1/38	6,755,684	7,276
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	297,364	323

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	177

Balanced Portfolio

Structured Products (14.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	673,577	730
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	131,120	142
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	970,821	1,053
Federal Home Loan Mortgage Corp., 5.50%, 6/1/33	56,716	63
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	1,362,205	1,479
Federal Home Loan Mortgage Corp., 5.50%, 1/1/37	2,600,611	2,814
Federal Home Loan Mortgage Corp., 5.50%, 4/1/38	902,218	975
Federal Home Loan Mortgage Corp., 5.50%, 8/1/38	449,350	486
Federal Home Loan Mortgage Corp., Series 2840, Class LK, 6.00%, 11/15/17	379,181	383
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	768,983	860
Federal Home Loan Mortgage Corp., 6.00%, 11/1/39	1,107,519	1,209
Federal Home Loan Mortgage Corp. TBA, 3.00%, 1/1/43	4,230,000	4,422
Federal Hone Loan Mortgage Corp., 3.50%, 12/1/25	1,190,000	1,251
Federal National Mortgage Association, 3.00%, 10/1/26	87,259	92
Federal National Mortgage Association, 3.00%, 3/1/27	1,303,393	1,378
Federal National Mortgage Association, 3.00%, 6/1/27	1,959,549	2,071
Federal National Mortgage Association, 3.50%, 4/1/26	1,046,403	1,111
Federal National Mortgage Association, 3.50%, 10/1/42	8,771,819	9,379
Federal National Mortgage Association, 4.50%, 6/1/19	4,007,670	4,416
Federal National Mortgage Association, 4.50%, 12/1/19	330,997	365
Federal National Mortgage Association, 4.50%, 11/1/40	3,181,983	3,540
Federal National Mortgage Association, 4.50%, 1/1/41	2,388,251	2,615
Federal National Mortgage Association, 4.50%, 2/1/41	4,824,314	5,234
Federal National Mortgage Association, 4.50%, 3/1/41	416,426	453
Federal National Mortgage Association, 4.50%, 4/1/41	425,043	461
Federal National Mortgage Association, 4.50%, 5/1/41	14,853,570	16,125

Structured Products (14.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.00%, 3/1/20	1,339,708	1,475
Federal National Mortgage Association, 5.00%, 5/1/20	1,995,333	2,185
Federal National Mortgage Association, 5.00%, 4/1/35	1,716,545	1,944
Federal National Mortgage Association, 5.00%, 7/1/35	2,458,487	2,785
Federal National Mortgage Association, 5.00%, 10/1/35	1,141,142	1,293
Federal National Mortgage Association, 5.00%, 5/1/38	2,912,008	3,154
Federal National Mortgage Association, Series 2006-M1, Class C, 5.355%, 2/25/16	4,561,099	4,703
Federal National Mortgage Association, 5.50%, 4/1/21	655,461	710
Federal National Mortgage Association, 5.50%, 3/1/35	4,188,631	4,742
Federal National Mortgage Association, 5.50%, 9/1/35	5,120,775	5,665
Federal National Mortgage Association, 5.50%, 11/1/35	6,221,425	6,882
Federal National Mortgage Association, 5.50%, 11/1/37	3,522,333	3,892
Federal National Mortgage Association, 6.00%, 5/1/35	91,364	102
Federal National Mortgage Association, 6.00%, 6/1/35	400,628	441
Federal National Mortgage Association, 6.00%, 7/1/35	2,721,819	2,999
Federal National Mortgage Association, 6.00%, 10/1/35	454,175	500
Federal National Mortgage Association, 6.00%, 11/1/35	3,477,600	3,883
Federal National Mortgage Association, 6.00%, 9/1/36	926,537	1,032
Federal National Mortgage Association, 6.00%, 3/1/38	561,426	620
Federal National Mortgage Association, 6.00%, 10/1/38	454,500	497
Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	3,856,031	4,375
Federal National Mortgage Association, 6.50%, 7/1/37	3,440,818	3,860
Federal National Mortgage Association, 6.75%, 4/25/18	395,623	415
Federal National Mortgage Association TBA, 2.50%, 1/1/28	5,760,000	6,023
Federal National Mortgage Association TBA, 3.50%, 1/1/43	270,000	288

The Accompanying Notes are an Integral Part of the Financial Statements.

178	Balanced Portfolio

Balanced Portfolio

Structured Products (14.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Ford Credit Auto Owner Trust, Series 2012-A, Class A4, 1.15%, 6/15/17	845,000	857
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16 144A	4,401,638	4,611
Ford Credit Auto Owner Trust, Series 2009-D, Class D, 8.14%, 2/15/16 144A	4,200,000	4,449
Golden Credit Card Trust, Series 2012-2A, Class A1, 1.77%, 1/15/19 144A	3,070,000	3,162
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR, Class CSA, 5.286%, 12/17/39 144A	500,000	568
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class GGA, 5.842%, 7/12/38 144A	400,000	460
Government National Mortgage Association, 5.00%, 7/15/33	931,697	1,026
Government National Mortgage Association, 5.50%, 1/15/32	55,145	61
Government National Mortgage Association, 5.50%, 2/15/32	631,819	697
Government National Mortgage Association, 5.50%, 9/15/32	17,347	19
Honda Auto Receivables Owner Trust, Series 2012-2, Class A4, 0.91%, 5/15/18	740,000	746
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.44%, 6/12/47	1,975,000	2,273
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class ASB, 5.857%, 2/15/51	473,526	522
Louisiana Public Facilities Authority, Series 2008, Class A3, 6.55%, 8/1/20	2,250,000	2,773
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	301,284	315
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	238,140	251
Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Class A2A, 0.28%, 1/25/37	2,040,347	782
Oncor Electric Delivery Transition Bond Co., Series 2004-1, Class A3, 5.29%, 5/15/18	2,135,897	2,332
Residential Funding Mortgage Securities I, Series 2003-S18, Class A1, 4.50%, 10/25/18	120,401	124

Structured Products (14.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Sequoia Mortgage Trust, Series 2011-2, Class A1, 3.90%, 9/25/41	1,681,942	1,724
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.091%, 8/10/49	4,680,000	4,890
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM, 5.466%, 1/15/45	4,000,000	4,415
Washington Mutual Alternative Mortgage Pass-Through Certficates, Series 2006-6, Class 4A, 6.873%, 11/25/34	620,350	620
Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 2A2, 2.625%, 12/25/34	491,647	506
Wells Fargo Mortgage Backed Securities Trust, Series 2003-12, Class A1, 4.75%, 11/25/18	38,322	40
Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	242,860	255

Total Structured Products
(Cost: $310,754)		326,293

Below Investment Grade Segment (6.8%)

Aerospace/Defense (0.1%)
B/E Aerospace, Inc., 5.25%, 4/1/22	250,000	265
Bombardier, Inc., 5.75%, 3/15/22 144A	150,000	154
Bombardier, Inc., 7.75%, 3/15/20 144A	230,000	261
Huntington Ingalls Industries, Inc., 6.875%, 3/15/18	455,000	495
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	265,000	288
TransDigm, Inc., 5.50%, 10/15/20 144A	250,000	260
Triumph Group, Inc., 8.625%, 7/15/18	290,000	322

Total		2,045

Autos/Vehicle Parts (0.1%)
American Axle & Manufacturing Holdings, Inc., 6.625%, 10/15/22	125,000	127
American Axle & Manufacturing Holdings, Inc., 7.875%, 3/1/17	188,000	194
American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17 144A	160,000	178
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	145,000	158
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21	245,000	269
Cooper-Standard Automotive, Inc., 8.50%, 5/1/18	290,000	312
Exide Technologies, 8.625%, 2/1/18	155,000	131
General Motors Financial Co., Inc., 4.75%, 8/15/17 144A	340,000	357
The Goodyear Tire & Rubber Co., 8.25%, 8/15/20	365,000	401
Jaguar Land Rover PLC, 7.75%, 5/15/18 144A	165,000	180

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	179

Balanced Portfolio

	Below Investment Grade Segment (6.8%)	Shares/ $ Par	Value $ (000’s)

	Autos/Vehicle Parts continued
	Navistar International Corp., 8.25%, 11/1/21	380,000	367
	Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625%, 9/1/17 144A	272,000	298
	Visteon Corp., 6.75%, 4/15/19	189,000	201

	Total		3,173

	Basic Materials (0.8%)
	AK Steel Corp., 7.625%, 5/15/20	125,000	109
	AK Steel Corp., 8.375%, 4/1/22	340,000	292
	AK Steel Corp., 8.75%, 12/1/18 144A	300,000	317
	Aleris International, Inc., 7.625%, 2/15/18	220,000	224
	Aleris International, Inc., 7.875%, 11/1/20 144A	210,000	210
	Alpha Natural Resources, Inc., 6.00%, 6/1/19	450,000	414
	Alpha Natural Resources, Inc., 9.75%, 4/15/18	280,000	302
	ArcelorMittal, 5.75%, 8/5/20	235,000	235
	ArcelorMittal, 6.125%, 6/1/18	665,000	674
	ArcelorMittal, 6.75%, 2/25/22	405,000	425
	Arch Coal, Inc., 8.75%, 8/1/16	45,000	47
	Arch Coal, Inc., 9.875%, 6/15/19 144A	265,000	276
	Ardagh Packaging Finance PLC, 7.375%, 10/15/17 144A	220,000	239
	Ardagh Packaging Finance PLC, 9.125%, 10/15/20 144A	205,000	223
	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 9.125%, 10/15/20 144A	125,000	136
	Berry Plastics Corp., 8.25%, 11/15/15	130,000	136
(c)	Boe Merger Corp., 9.50%, 11/1/17 144A	125,000	125
	Cascades, Inc., 7.875%, 1/15/20	100,000	106
(c)	Catalyst Paper Corp., 11.00%, 10/30/17	94,104	72
	Celanese US Holdings LLC, 4.625%, 11/15/22	965,000	1,011
	Chemtura Corp., 7.875%, 9/1/18	120,000	129
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, 12/15/17	315,000	337
	CONSOL Energy, Inc., 8.00%, 4/1/17	300,000	325
	CONSOL Energy, Inc., 8.25%, 4/1/20	415,000	449
	Essar Steel Algoma, Inc., 9.375%, 3/15/15 144A	560,000	507
	FMG Resources (August 2006) Pty, Ltd., 6.00%, 4/1/17 144A	225,000	229
	FMG Resources (August 2006) Pty, Ltd., 6.875%, 2/1/18 144A	165,000	170
	FMG Resources (August 2006) Pty, Ltd., 6.875%, 4/1/22 144A	150,000	153
	FMG Resources (August 2006) Pty, Ltd., 7.00%, 11/1/15 144A	405,000	425
	FMG Resources (August 2006) Pty, Ltd., 8.25%, 11/1/19 144A	320,000	341
	GrafTech International, Ltd., 6.375%, 11/15/20 144A	120,000	124
	Hexion US Finance Corp., 6.625%, 4/15/20	160,000	163
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	425,000	437
	HudBay Minerals, Inc., 9.50%, 10/1/20 144A	145,000	153
	Huntsman International LLC, 4.875%, 11/15/20 144A	455,000	460

	Below Investment Grade Segment (6.8%)	Shares/ $ Par	Value $ (000’s)

	Basic Materials continued
	Ineos Finance PLC, 7.50%, 5/1/20 144A	160,000	168
	Ineos Finance PLC, 8.375%, 2/15/19 144A	580,000	625
	Inmet Mining Corp., 7.50%, 6/1/21 144A	80,000	83
	Molycorp, Inc., 10.00%, 6/1/20 144A	455,000	423
	New Gold, Inc., 6.25%, 11/15/22 144A	120,000	124
(d)	Patriot Coal Corp., 8.25%, 4/30/18	150,000	75
	Peabody Energy Corp., 4.75%, 12/15/41	740,000	706
	Peabody Energy Corp., 6.00%, 11/15/18	305,000	324
	Peabody Energy Corp., 6.25%, 11/15/21	575,000	611
	Peabody Energy Corp., 6.50%, 9/15/20	305,000	327
	Quadra FNX Mining, Ltd., 7.75%, 6/15/19 144A	245,000	254
	Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 144A	100,000	102
	Resolute Forest Products, 10.25%, 10/15/18	171,000	196
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 5.75%, 10/15/20 144A	475,000	490
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 6.875%, 2/15/21	515,000	555
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19	415,000	446
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 8.25%, 2/15/21	170,000	173
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.00%, 4/15/19	385,000	400
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.875%, 8/15/19	475,000	508
	Rockwood Specialties Group, Inc., 4.625%, 10/15/20	450,000	466
	Sawgrass Merger Sub, Inc., 8.75%, 12/15/20 144A	100,000	101
	Sealed Air Corp., 6.50%, 12/1/20 144A	120,000	130
	Sealed Air Corp., 8.125%, 9/15/19 144A	215,000	242
	Sealed Air Corp., 8.375%, 9/15/21 144A	275,000	314
	Severstal Columbus LLC, 10.25%, 2/15/18	185,000	195
	Steel Dynamics, Inc., 6.125%, 8/15/19 144A	135,000	143
	Steel Dynamics, Inc., 6.375%, 8/15/22 144A	135,000	143
	Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	80,000	66
	United States Steel Corp., 7.375%, 4/1/20	220,000	235
	Verso Paper Holdings LLC/Verso Paper, Inc., 8.75%, 2/1/19	205,000	78

	Total		18,678

	Builders/Building Materials (0.0%)
	KB Home, 7.25%, 6/15/18	290,000	315
	KB Home, 9.10%, 9/15/17	120,000	140
	USG Corp., 7.875%, 3/30/20 144A	225,000	250
	Vulcan Materials Co., 6.40%, 11/30/17	300,000	328

	Total		1,033

	Capital Goods (0.1%)
	Case New Holland, Inc., 7.875%, 12/1/17	205,000	242
	CNH Capital LLC, 3.875%, 11/1/15 144A	100,000	103
	CNH Capital LLC, 6.25%, 11/1/16	130,000	143
	JMC Steel Group, 8.25%, 3/15/18 144A	185,000	193
	The Manitowoc Co., Inc., 5.875%, 10/15/22	105,000	105

The Accompanying Notes are an Integral Part of the Financial Statements.

180	Balanced Portfolio

Balanced Portfolio

Below Investment Grade Segment (6.8%)	Shares/ $ Par	Value $ (000’s)

Capital Goods continued
SPX Corp., 6.875%, 9/1/17	295,000	329
Terex Corp., 6.00%, 5/15/21	200,000	211
United Rentals North America, Inc., 5.75%, 7/15/18 144A	115,000	124
United Rentals North America, Inc., 6.125%, 6/15/23	105,000	111
United Rentals North America, Inc., 7.375%, 5/15/20 144A	160,000	176

Total		1,737

Consumer Products/Retailing (0.3%)
AMC Networks, Inc., 4.75%, 12/15/22	200,000	201
AutoNation, Inc., 5.50%, 2/1/20	165,000	177
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 144A	140,000	143
Hanesbrands, Inc., 6.375%, 12/15/20	250,000	275
Levi Strauss & Co., 6.875%, 5/1/22	225,000	241
Levi Strauss & Co., 7.625%, 5/15/20	240,000	262
Limited Brands, Inc., 5.625%, 2/15/22	1,140,000	1,240
Limited Brands, Inc., 8.50%, 6/15/19	110,000	134
PVH Corp., 4.50%, 12/15/22	85,000	86
Revlon Consumer Products Corp., 9.75%, 11/15/15	335,000	353
Rite Aid Corp., 10.375%, 7/15/16	455,000	481
Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/1/22	20,000	22
Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19	110,000	122
Spectrum Brands Escrow Corp., 6.375%, 11/15/20 144A	30,000	31
Spectrum Brands Escrow Corp., 6.625%, 11/15/22 144A	50,000	54
Spectrum Brands, Inc., 9.50%, 6/15/18	165,000	187
SUPERVALU, Inc., 7.50%, 11/15/14	185,000	179
SUPERVALU, Inc., 8.00%, 5/1/16	315,000	300
Toys R US Property Co. I LLC, 10.75%, 7/15/17	175,000	189
Toys R US Property Co. II LLC, 8.50%, 12/1/17	130,000	138
Toys R US, Inc., 7.375%, 9/1/16 144A	750,000	767

Total		5,582

Energy (1.6%)
Access Midstream Partners LP/ACMP Finance Corp., 4.875%, 5/15/23	970,000	985
Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 7/15/22	175,000	189
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	110,000	121
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	330,000	353
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 6.625%, 10/1/20 144A	270,000	279
Atwood Oceanics, Inc., 6.50%, 2/1/20	90,000	97
Bill Barrett Corp., 7.00%, 10/15/22	190,000	196
Bill Barrett Corp., 7.625%, 10/1/19	405,000	427
Bristow Group, Inc., 6.25%, 10/15/22	105,000	112
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	155,000	159
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	260,000	281
Chaparral Energy, Inc., 8.25%, 9/1/21	295,000	320
Chesapeake Energy Corp., 2.50%, 5/15/37	655,000	588
Chesapeake Energy Corp., 6.125%, 2/15/21	475,000	493

Below Investment Grade Segment (6.8%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Chesapeake Energy Corp., 6.875%, 11/15/20	325,000	352
Chesapeake Energy Corp., 7.25%, 12/15/18	170,000	185
Chesapeake Energy Corp., 9.50%, 2/15/15	305,000	345
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 144A	225,000	212
Cimarex Energy Co., 5.875%, 5/1/22	380,000	416
CITGO Petroleum Corp., 11.50%, 7/1/17 144A	270,000	312
Compagnie Generale de Geophysique-Veritas, 9.50%, 5/15/16	550,000	590
Comstock Resources, Inc., 7.75%, 4/1/19	260,000	264
Comstock Resources, Inc., 9.50%, 6/15/20	205,000	220
Concho Resources, Inc., 5.50%, 4/1/23	205,000	215
Concho Resources, Inc., 7.00%, 1/15/21	135,000	151
Continental Resources, Inc., 5.00%, 9/15/22	960,000	1,034
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 2/15/18	505,000	545
Denbury Resources, Inc., 8.25%, 2/15/20	228,000	257
Drill Rigs Holdings, Inc., 6.50%, 10/1/17 144A	355,000	353
El Paso LLC, 7.00%, 6/15/17	515,000	588
El Paso LLC, 7.25%, 6/1/18	515,000	595
El Paso LLC, 7.75%, 1/15/32	320,000	376
El Paso Pipeline Partners Operating Co. LLC, 4.70%, 11/1/42	280,000	275
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/1/21	1,115,000	1,264
Energy Transfer Equity LP, 7.50%, 10/15/20	355,000	410
EP Energy LLC/EP Energy Finance, Inc., 9.375%, 5/1/20	290,000	327
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 9/1/22	100,000	106
Exterran Holdings, Inc., 7.25%, 12/1/18	330,000	350
Forest Oil Corp., 7.25%, 6/15/19	495,000	497
Forest Oil Corp., 7.50%, 9/15/20 144A	215,000	226
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/1/20 144A	105,000	112
Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 4/15/21 144A	120,000	131
Hilcorp Energy I LP/Hilcorp Finance Co., 8.00%, 2/15/20 144A	215,000	235
Hornbeck Offshore Services, Inc., 5.875%, 4/1/20	135,000	141
Inergy Midstream LP/NRGM Finance Corp., 6.00%, 12/15/20 144A	160,000	165
Key Energy Services, Inc., 6.75%, 3/1/21	260,000	260
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 144A	910,000	1,000
Kodiak Oil & Gas Corp., 8.125%, 12/1/19	355,000	391
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19 144A	275,000	276
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19	570,000	576
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/1/21	190,000	202
Magnum Hunter Resources Corp., 9.75%, 5/15/20 144A	315,000	327
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.50%, 2/15/23	340,000	369
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	335,000	365

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	181

Balanced Portfolio

Below Investment Grade Segment (6.8%)	Shares/ $ Par	Value $ (000’s)

Energy continued
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	145,000	158
MEG Energy Corp., 6.375%, 1/30/23 144A	300,000	313
Newfield Exploration Co., 5.625%, 7/1/24	150,000	162
Newfield Exploration Co., 6.875%, 2/1/20	1,170,000	1,252
Newfield Exploration Co., 7.125%, 5/15/18	270,000	285
NGPL PipeCo LLC, 9.625%, 6/1/19 144A	115,000	132
Northern Tier Energy LLC/Northern Tier Finance Corp., 7.125%, 11/15/20 144A	140,000	145
Oasis Petroleum, Inc., 6.50%, 11/1/21	480,000	510
Offshore Group Investment, Ltd., 7.50%, 11/1/19 144A	525,000	530
Offshore Group Investment, Ltd., 11.50%, 8/1/15	221,000	241
OGX Austria GmbH, 8.50%, 6/1/18 144A	320,000	288
Oil States International, Inc., 5.125%, 1/15/23 144A	485,000	492
Oil States International, Inc., 6.50%, 6/1/19	165,000	176
Pacific Drilling V, Ltd., 7.25%, 12/1/17 144A	410,000	425
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20 144A	590,000	636
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.375%, 6/1/20 144A	340,000	366
Petroleum Geo-Services ASA, 7.375%, 12/15/18 144A	300,000	324
Plains Exploration & Production Co., 6.125%, 6/15/19	375,000	409
Plains Exploration & Production Co., 6.625%, 5/1/21	270,000	297
Plains Exploration & Production Co., 6.75%, 2/1/22	145,000	163
Plains Exploration & Production Co., 7.625%, 4/1/20	255,000	284
Plains Exploration & Production Co., 8.625%, 10/15/19	365,000	415
QEP Resources, Inc., 5.25%, 5/1/23	205,000	219
QEP Resources, Inc., 5.375%, 10/1/22	375,000	402
QEP Resources, Inc., 6.875%, 3/1/21	240,000	277
Range Resources Corp., 5.00%, 8/15/22	225,000	235
Range Resources Corp., 5.75%, 6/1/21	195,000	209
Regency Energy Partners LP/Regency Energy Finance Corp., 5.50%, 4/15/23	150,000	160
Rosetta Resources, Inc., 9.50%, 4/15/18	290,000	322
Samson Investment Co., 9.75%, 2/15/20 144A	920,000	973
SandRidge Energy, Inc., 7.50%, 3/15/21	435,000	465
SandRidge Energy, Inc., 7.50%, 2/15/23	200,000	214
SandRidge Energy, Inc., 8.00%, 6/1/18 144A	260,000	276
SandRidge Energy, Inc., 9.875%, 5/15/16	220,000	237
SESI LLC, 6.375%, 5/1/19	265,000	284
SM Energy Co., 6.50%, 11/15/21	225,000	241
SM Energy Co., 6.50%, 1/1/23	135,000	144
SM Energy Co., 6.625%, 2/15/19	230,000	243
Swift Energy Co., 7.875%, 3/1/22 144A	105,000	110
Swift Energy Co., 8.875%, 1/15/20	235,000	256
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25%, 5/1/23 144A	250,000	259
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/1/22 144A	165,000	180

	Below Investment Grade Segment (6.8%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Tesoro Corp., 4.25%, 10/1/17	140,000	145
	Tesoro Corp., 5.375%, 10/1/22	140,000	149
	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/1/20 144A	145,000	150
	Trinidad Drilling, Ltd., 7.875%, 1/15/19 144A	405,000	430
	Unit Corp., 6.625%, 5/15/21 144A	240,000	246
	Venoco, Inc., 8.875%, 2/15/19	130,000	122
	W&T Offshore, Inc., 8.50%, 6/15/19 144A	260,000	280
	W&T Offshore, Inc., 8.50%, 6/15/19	245,000	263
	WPX Energy, Inc., 5.25%, 1/15/17	555,000	588
	WPX Energy, Inc., 6.00%, 1/15/22	270,000	291

	Total		35,988

	Financials (0.7%)
	AerCap Aviation Solutions BV, 6.375%, 5/30/17	275,000	289
	Air Lease Corp., 5.625%, 4/1/17	305,000	323
	Aircastle, Ltd., 6.25%, 12/1/19 144A	140,000	146
	Aircastle, Ltd., 6.75%, 4/15/17	215,000	231
	Aircastle, Ltd., 7.625%, 4/15/20	115,000	128
	Ally Financial, Inc., 4.625%, 6/26/15	160,000	167
	Ally Financial, Inc., 5.50%, 2/15/17	470,000	503
	Ally Financial, Inc., 7.50%, 9/15/20	380,000	459
	Ally Financial, Inc., 8.00%, 3/15/20	370,000	453
	AmSouth Bank, 5.20%, 4/1/15	195,000	204
	AWAS Aviation Capital, Ltd., 7.00%, 10/17/16 144A	68,680	72
	CIT Group, Inc., 4.25%, 8/15/17	400,000	412
	CIT Group, Inc., 4.75%, 2/15/15 144A	220,000	229
	CIT Group, Inc., 5.00%, 5/15/17	225,000	238
	CIT Group, Inc., 5.00%, 8/15/22	300,000	320
	CIT Group, Inc., 5.25%, 3/15/18	755,000	808
	CIT Group, Inc., 5.375%, 5/15/20	305,000	333
	CIT Group, Inc., 5.50%, 2/15/19 144A	250,000	272
	E*TRADE Financial Corp., 6.00%, 11/15/17	400,000	409
	E*TRADE Financial Corp., 6.375%, 11/15/19	200,000	205
	E*TRADE Financial Corp., 6.75%, 6/1/16	355,000	374
	Eksportfinans ASA, 2.00%, 9/15/15	4,000,000	3,829
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16	385,000	399
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	150,000	161
(c)	Igloo Holdings Corp., 8.25%, 12/15/17 144A	140,000	138
	International Lease Finance Corp., 5.75%, 5/15/16	415,000	437
	International Lease Finance Corp., 6.25%, 5/15/19	300,000	319
	International Lease Finance Corp., 7.125%, 9/1/18 144A	185,000	215
	International Lease Finance Corp., 8.625%, 9/15/15	85,000	95
	International Lease Finance Corp., 8.75%, 3/15/17	285,000	329
	JPMorgan Chase & Co., 7.90%, 4/29/49	275,000	312
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	490,000	115
	Regions Financial Corp., 7.75%, 11/10/14	355,000	394
	SLM Corp., 6.00%, 1/25/17	820,000	888
	SLM Corp., 7.25%, 1/25/22	45,000	50
	SLM Corp., 8.00%, 3/25/20	840,000	960

The Accompanying Notes are an Integral Part of the Financial Statements.

182	Balanced Portfolio

Balanced Portfolio

	Below Investment Grade Segment (6.8%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	SLM Corp., 8.45%, 6/15/18	195,000	228
(d,n)	Washington Mutual Bank, 6.75%, 5/20/36	580,000	-
(d,n)	Washington Mutual Bank, 6.875%, 6/15/11	1,115,000	-

	Total		15,444

	Foods (0.2%)
(c)	Alphabet Holding Co., Inc., 7.75%, 11/1/17 144A	105,000	108
	Bumble Bee Acquisition Corp., 9.00%, 12/15/17 144A	130,000	140
	Constellation Brands, Inc., 6.00%, 5/1/22	90,000	103
	Constellation Brands, Inc., 7.25%, 9/1/16	165,000	191
	Cott Beverages, Inc., 8.125%, 9/1/18	160,000	177
	Cott Beverages, Inc., 8.375%, 11/15/17	195,000	212
	Dean Foods Co., 7.00%, 6/1/16	160,000	176
	Dean Foods Co., 9.75%, 12/15/18	365,000	420
	Dole Food Co., Inc., 8.00%, 10/1/16 144A	110,000	114
	Dole Food Co., Inc., 13.875%, 3/15/14	191,000	212
	JBS Finance II, Ltd., 8.25%, 1/29/18 144A	135,000	143
	JBS USA LLC/JBS USA Finance, Inc., 7.25%, 6/1/21 144A	195,000	195
	Land O’ Lakes, Inc., 6.00%, 11/15/22 144A	330,000	357
	Pilgrim’s Pride Corp., 7.875%, 12/15/18	400,000	406
	Post Holdings, Inc., 7.375%, 2/15/22 144A	55,000	60
	Smithfield Foods, Inc., 6.625%, 8/15/22	270,000	298
	TreeHouse Foods, Inc., 7.75%, 3/1/18	345,000	374

	Total		3,686

	Gaming/Leisure/Lodging (0.3%)
	AMC Entertainment, Inc., 8.75%, 6/1/19	555,000	615
	AMC Entertainment, Inc., 9.75%, 12/1/20	110,000	127
	Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20	465,000	462
	Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18	251,000	166
	Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	360,000	386
	Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18	145,000	107
	Chester Downs & Marina LLC, 9.25%, 2/1/20 144A	365,000	359
	Cinemark USA, Inc., 5.125%, 12/15/22 144A	80,000	81
	The Geo Group, Inc., 6.625%, 2/15/21	220,000	244
	MGM Resorts International, 6.75%, 10/1/20 144A	210,000	214
	MGM Resorts International, 7.625%, 1/15/17	590,000	631
	MGM Resorts International, 7.75%, 3/15/22	225,000	241
	MGM Resorts International, 8.625%, 2/1/19 144A	360,000	401
	Penn National Gaming, Inc., 8.75%, 8/15/19	265,000	302
	Regal Entertainment Group, 9.125%, 8/15/18	245,000	273
	Royal Caribbean Cruises, Ltd., 5.25%, 11/15/22	140,000	148
	Scientific Games International, Inc., 6.25%, 9/1/20 144A	345,000	356
	Scientific Games International, Inc., 9.25%, 6/15/19	165,000	184
	Seminole Indian Tribe of Florida, 7.75%, 10/1/17 144A	495,000	535
	Speedway Motorsports, Inc., 6.75%, 2/1/19	205,000	217
	Speedway Motorsports, Inc., 8.75%, 6/1/16	330,000	353

Below Investment Grade Segment (6.8%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging continued
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 5/1/20	110,000	125

Total		6,527

Health Care/Pharmaceuticals (0.6%)
Biomet, Inc., 6.50%, 8/1/20 144A	285,000	303
Biomet, Inc., 6.50%, 10/1/20 144A	360,000	358
Centene Corp., 5.75%, 6/1/17	440,000	473
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	200,000	209
CHS/Community Health Systems, Inc., 7.125%, 7/15/20	300,000	320
CHS/Community Health Systems, Inc., 8.00%, 11/15/19	390,000	422
Elan Finance PLC/Elan Finance Corp., 6.25%, 10/15/19 144A	455,000	475
Endo Health Solutions, Inc., 7.00%, 7/15/19	90,000	96
Endo Health Solutions, Inc., 7.25%, 1/15/22	160,000	172
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19 144A	635,000	682
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22 144A	665,000	722
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 144A	65,000	73
HCA Holdings, Inc., 6.25%, 2/15/21	160,000	164
HCA Holdings, Inc., 7.75%, 5/15/21	240,000	260
HCA, Inc., 5.875%, 3/15/22	770,000	837
HCA, Inc., 6.50%, 2/15/20	455,000	512
HCA, Inc., 7.25%, 9/15/20	510,000	565
HCA, Inc., 7.875%, 2/15/20	130,000	145
HCA, Inc., 8.00%, 10/1/18	190,000	220
HCA, Inc., 8.50%, 4/15/19	325,000	362
HCA, Inc., 9.875%, 2/15/17	45,000	48
Health Management Associates, Inc., 6.125%, 4/15/16	560,000	605
Health Management Associates, Inc., 7.375%, 1/15/20	150,000	162
Hologic, Inc., 6.25%, 8/1/20 144A	80,000	86
MPT Operating Partnership LP/MPT Finance Corp., 6.375%, 2/15/22	250,000	262
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	235,000	255
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 144A	375,000	395
Service Corp. International, 4.50%, 11/15/20	120,000	122
Service Corp. International, 7.00%, 5/15/19	205,000	224
Service Corp. International, 8.00%, 11/15/21	110,000	135
Tenet Healthcare Corp., 6.25%, 11/1/18	405,000	444
Tenet Healthcare Corp., 8.875%, 7/1/19	285,000	319
Valeant Pharmaceuticals International, 6.50%, 7/15/16 144A	200,000	210
Valeant Pharmaceuticals International, 6.75%, 10/1/17 144A	735,000	794
Valeant Pharmaceuticals International, 6.875%, 12/1/18 144A	1,040,000	1,121
Vanguard Health Systems, Inc., 0.00%, 2/1/16	4,000	3
VPI Escrow Corp., 6.375%, 10/15/20 144A	320,000	343
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	115,000	122

Total		13,020

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	183

Balanced Portfolio

	Below Investment Grade Segment (6.8%)	Shares/ $ Par	Value $ (000’s)

	Media (0.7%)
	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/23	1,050,000	1,047
	CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21	150,000	162
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	225,000	243
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	145,000	158
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20	280,000	311
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18	160,000	172
	Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375%, 9/15/20 144A	405,000	422
	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	190,000	191
	CSC Holdings LLC, 7.625%, 7/15/18	170,000	196
	CSC Holdings LLC, 7.875%, 2/15/18	105,000	121
	CSC Holdings LLC, 8.625%, 2/15/19	300,000	358
(c)	Dex One Corp., 14.00%, 1/29/17	370,888	123
	DISH DBS Corp., 5.00%, 3/15/23 144A	1,930,000	1,930
	DISH DBS Corp., 5.875%, 7/15/22	265,000	285
	DISH DBS Corp., 6.75%, 6/1/21	520,000	593
	DISH DBS Corp., 7.125%, 2/1/16	275,000	308
	DISH DBS Corp., 7.875%, 9/1/19	485,000	575
	Hughes Satellite Systems Corp., 6.50%, 6/15/19	375,000	413
	Hughes Satellite Systems Corp., 7.625%, 6/15/21	165,000	188
	Inmarsat Finance PLC, 7.375%, 12/1/17 144A	115,000	124
	Intelsat Jackson Holdings SA, 7.25%, 4/1/19	360,000	387
	Intelsat Jackson Holdings SA, 7.25%, 10/15/20	295,000	321
	Intelsat Jackson Holdings SA, 8.50%, 11/1/19	500,000	560
(c)	Intelsat Luxembourg SA, 11.50%, 2/4/17	325,000	345
	Lamar Media Corp., 5.00%, 5/1/23 144A	350,000	360
	LIN Television Corp., 6.375%, 1/15/21 144A	210,000	220
	Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19	435,000	482
	Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18	290,000	324
	QVC, Inc., 5.125%, 7/2/22 144A	105,000	110
	QVC, Inc., 7.375%, 10/15/20 144A	195,000	217
	QVC, Inc., 7.50%, 10/1/19 144A	230,000	254
	Sinclair Television Group, Inc., 6.125%, 10/1/22 144A	345,000	366
	Sirius XM Radio, Inc., 5.25%, 8/15/22 144A	100,000	101
	Starz LLC/Starz Finance Corp., 5.00%, 9/15/19 144A	105,000	108
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 144A	400,000	413
	Univision Communications, Inc., 6.75%, 9/15/22 144A	255,000	263
	Univision Communications, Inc., 7.875%, 11/1/20 144A	725,000	785
	UPCB Finance III, Ltd., 6.625%, 7/1/20 144A	360,000	386

	Below Investment Grade Segment (6.8%)	Shares/ $ Par	Value $ (000’s)

	Media continued
	UPCB Finance V, Ltd., 7.25%, 11/15/21 144A	505,000	555
	Videotron Ltee, 5.00%, 7/15/22	750,000	787
	Virgin Media Finance PLC, 8.375%, 10/15/19	74,000	84
	WMG Acquisition Corp., 6.00%, 1/15/21 144A	85,000	90
	WMG Acquisition Corp., 11.50%, 10/1/18	285,000	329
	XM Satellite Radio, Inc., 7.625%, 11/1/18 144A	390,000	435

	Total		16,202

	Other Holdings (–%)
(n)*	General Motors Co. Escrow, 7.20%, 1/15/13	200,000	-
(n)*	General Motors Co. Escrow, 8.375%, 7/15/33	1,090,000	-

	Total		-

	Real Estate (0.0%)
	DuPont Fabros Technology LP, 8.50%, 12/15/17	125,000	137

	Total		137

	Services (0.1%)
(c)	ARAMARK Holdings Corp., 8.625%, 5/1/16 144A	85,000	87
	Clean Harbors, Inc., 5.125%, 6/1/21 144A	100,000	103
	Clean Harbors, Inc., 5.25%, 8/1/20	190,000	198
	FTI Consulting, Inc., 6.00%, 11/15/22 144A	160,000	166
	HDTFS, Inc., 5.875%, 10/15/20 144A	105,000	110
	HDTFS, Inc., 6.25%, 10/15/22 144A	60,000	64
	Mobile Mini, Inc., 7.875%, 12/1/20	485,000	532
	Trans Union LLC/TransUnion Financing Corp., 11.375%, 6/15/18	290,000	338

	Total		1,598

	Technology (0.3%)
	Amkor Technology, Inc., 6.375%, 10/1/22 144A	165,000	163
	Amkor Technology, Inc., 6.625%, 6/1/21	280,000	279
	Equinix, Inc., 7.00%, 7/15/21	245,000	272
	Equinix, Inc., 8.125%, 3/1/18	280,000	309
	Fidelity National Information Services, Inc., 5.00%, 3/15/22	935,000	1,003
	First Data Corp., 6.75%, 11/1/20 144A	305,000	308
	First Data Corp., 7.375%, 6/15/19 144A	400,000	414
	First Data Corp., 8.25%, 1/15/21 144A	170,000	170
	First Data Corp., 9.875%, 9/24/15	280,000	286
(c)	First Data Corp., 10.55%, 9/24/15	496,424	508
	Freescale Semiconductor, Inc., 10.125%, 3/15/18 144A	467,000	516
	Iron Mountain, Inc., 7.75%, 10/1/19	255,000	288
	Iron Mountain, Inc., 8.375%, 8/15/21	50,000	55
	Jabil Circuit, Inc., 4.70%, 9/15/22	275,000	289
	MEMC Electronic Materials, Inc., 7.75%, 4/1/19	155,000	130
	NCR Corp., 4.625%, 2/15/21 144A	580,000	580
	NCR Corp., 5.00%, 7/15/22 144A	85,000	86
	Nuance Communications, Inc., 5.375%, 8/15/20 144A	310,000	324
	Seagate HDD Cayman, 7.75%, 12/15/18	290,000	319
	SunGard Data Systems, Inc., 7.375%, 11/15/18	380,000	407

The Accompanying Notes are an Integral Part of the Financial Statements.

184	Balanced Portfolio

Balanced Portfolio

	Below Investment Grade Segment (6.8%)	Shares/ $ Par	Value $ (000’s)

	Technology continued
	SunGard Data Systems, Inc., 7.625%, 11/15/20	240,000	262
	West Corp., 11.00%, 10/15/16	195,000	203

	Total		7,171

	Telecommunications (0.6%)
	Cincinnati Bell, Inc., 8.25%, 10/15/17	435,000	469
	Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/1/40 144A	195,000	214
	Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 144A	195,000	210
	Clearwire Communications LLC/Clearwire Finance, Inc., 14.75%, 12/1/16 144A	275,000	377
	Cricket Communications, Inc., 7.75%, 10/15/20	540,000	551
	Crown Castle International Corp., 5.25%, 1/15/23 144A	270,000	289
	CyrusOne LP/CyrusOne Finance Corp., 6.375%, 11/15/22 144A	100,000	104
	Digicel Group, Ltd., 8.25%, 9/30/20 144A	135,000	148
	Frontier Communications Corp., 8.125%, 10/1/18	105,000	121
	Frontier Communications Corp., 8.25%, 4/15/17	175,000	202
	Frontier Communications Corp., 8.50%, 4/15/20	385,000	443
	Frontier Communications Corp., 8.75%, 4/15/22	160,000	186
	Frontier Communications Corp., 9.25%, 7/1/21	230,000	270
	GCI, Inc., 8.625%, 11/15/19	555,000	590
	MetroPCS Wireless, Inc., 6.625%, 11/15/20	245,000	260
	MetroPCS Wireless, Inc., 7.875%, 9/1/18	545,000	590
	NII Capital Corp., 7.625%, 4/1/21	475,000	360
	NII Capital Corp., 8.875%, 12/15/19	905,000	719
	PAETEC Holding Corp., 8.875%, 6/30/17	220,000	236
	SBA Communications Corp., 5.625%, 10/1/19 144A	250,000	262
	SBA Telecommunications, Inc., 5.75%, 7/15/20 144A	200,000	212
	SBA Telecommunications, Inc., 8.25%, 8/15/19	150,000	168
	Sprint Capital Corp., 6.90%, 5/1/19	330,000	360
	Sprint Nextel Corp., 6.00%, 12/1/16	200,000	217
	Sprint Nextel Corp., 6.00%, 11/15/22	435,000	447
	Sprint Nextel Corp., 7.00%, 3/1/20 144A	225,000	262
	Sprint Nextel Corp., 7.00%, 8/15/20	700,000	765
	Sprint Nextel Corp., 8.375%, 8/15/17	575,000	668
	Sprint Nextel Corp., 9.00%, 11/15/18 144A	540,000	667
	Sprint Nextel Corp., 9.125%, 3/1/17	225,000	265
	Sprint Nextel Corp., 11.50%, 11/15/21	295,000	401
	TW Telecom Holdings, Inc., 5.375%, 10/1/22 144A	195,000	204
(c)	Wind Acquisition Holding Finance SA, 12.25%, 7/15/17 144A	584,407	596
	Windstream Corp., 7.00%, 3/15/19	215,000	220
	Windstream Corp., 7.75%, 10/15/20	540,000	583
	Windstream Corp., 7.875%, 11/1/17	225,000	253

	Total		12,889

	Transportation (0.0%)
	Continental Airlines, Inc., 6.75%, 9/15/15 144A	295,000	310

	Below Investment Grade Segment (6.8%)	Shares/ $ Par	Value $ (000’s)

	Transportation continued
	Kansas City Southern de Mexico SAB de CV, 8.00%, 2/1/18	230,000	253

	Total		563

	Utilities (0.3%)
	The AES Corp., 7.75%, 10/15/15	160,000	180
	The AES Corp., 8.00%, 10/15/17	640,000	739
	The AES Corp., 8.00%, 6/1/20	100,000	115
	Calpine Corp., 7.50%, 2/15/21 144A	223,000	246
	Calpine Corp., 7.875%, 7/31/20 144A	410,000	460
	DPL, Inc., 6.50%, 10/15/16	200,000	212
	DPL, Inc., 7.25%, 10/15/21	135,000	144
	GenOn Americas Generation LLC, 8.50%, 10/1/21	200,000	228
	IPALCO Enterprises, Inc., 5.00%, 5/1/18	1,200,000	1,257
	NRG Energy, Inc., 7.625%, 1/15/18	415,000	461
	NRG Energy, Inc., 7.625%, 5/15/19	330,000	353
	NRG Energy, Inc., 8.25%, 9/1/20	35,000	39
	NV Energy, Inc., 6.25%, 11/15/20	340,000	400
	Puget Energy, Inc., 5.625%, 7/15/22	1,470,000	1,583

	Total		6,417

	Total Below Investment Grade Segment
	(Cost: $144,208)		151,890

	Investment Companies (12.3%)

	Investment Companies (12.3%)
	iShares Barclays MBS Bond Fund	162,207	17,518
	iShares MSCI EAFE Index Fund	340,930	19,372
	iShares MSCI Emerging Markets Index	76,960	3,413
	iShares Russell 2000 Index Fund	121,830	10,269
	iShares Russell Midcap Index Fund	41,662	4,712
	Market Vectors Junior Gold Miners	33,400	661
(q)	Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio	4,984,386	5,273
(q)	Northwestern Mutual Series Fund, Inc., International Equity Portfolio	26,381,905	47,329
(q)	Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	128,571,137	106,843
	SPDR S&P Biotech	18,200	1,600
	SPDR S&P MidCap 400 ETF Trust	178,838	33,212
	Vanguard Emerging Markets	222,500	9,908
	Vanguard MSCI EAFE	406,240	14,312

	Total Investment Companies
	(Cost: $246,102)		274,422

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	185

Balanced Portfolio

	Short-Term Investments (14.3%)	Shares/ $ Par	Value $ (000’s)

	Autos (0.9%)
	American Honda Finance Corp., 0.15%, 3/25/13	10,000,000	9,994
	American Honda Finance Corp., 0.17%, 2/5/13	9,000,000	8,999

	Total		18,993

	Commercial Banks Non-US (1.6%)
	Bank of Nova Scotia/Houston, 0.745%, 10/18/13	5,000,000	5,016
	Royal Bank of Canada, 0.07%, 1/25/13	10,000,000	10,000
(b)	Toronto Dominion Holdings USA, Inc., 0.18%, 1/3/13	20,000,000	20,000

	Total		35,016

	Commercial Banks US (1.0%)
	Bank of America NA, 0.25%, 2/1/13	10,000,000	10,000
	BP Capital Markets PLC, 0.512%, 2/8/13	7,000,000	7,000
(b)	BP Capital Markets PLC, 0.512%, 5/7/13	4,800,000	4,805

	Total		21,805

	Consumer Products/Retailing (0.4%)
	Wal-Mart Stores, Inc., 0.10%, 1/30/13	10,000,000	9,999

	Total		9,999

	Electric Utilities (0.9%)
	Emerson Electric Co., 0.12%, 1/14/13	10,000,000	9,999
	Emerson Electric Co., 0.15%, 2/25/13	10,000,000	9,998

	Total		19,997

	Electronics (0.5%)
	International Business Machines Corp., 0.05%, 1/2/13	10,800,000	10,800

	Total		10,800

	Federal Government & Agencies (1.3%)
(b)	Federal Home Loan Banks, 0.12%, 2/20/13	20,000,000	19,999
	Federal Home Loan Mortgage Corp., 0.13%, 2/25/13	10,000,000	10,000

	Total		29,999

	Finance Services (1.8%)
	Alpine Securitization Corp., 0.18%, 1/2/13	5,000,000	5,000
(b)	Alpine Securitization Corp., 0.18%, 1/22/13	15,000,000	14,998
(b)	Govco LLC, 0.22%, 1/22/13	20,000,000	19,998

	Total		39,996

	Short-Term Investments (14.3%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (0.9%)
	Google, Inc., 0.11%, 2/4/13	10,000,000	9,999
	Google, Inc., 0.12%, 2/12/13	10,000,000	9,998

	Total		19,997

	Machinery (0.9%)
	John Deere Canada ULC, 0.12%, 2/19/13	9,745,000	9,743
	John Deere Canada ULC, 0.15%, 1/24/13	10,000,000	9,999

	Total		19,742

	Miscellaneous Business Credit Institutions (0.9%)
	General Electric Capital Corp., 0.12%, 3/18/13	10,000,000	9,997
	General Electric Capital Corp., 1.016%, 4/24/14	10,000,000	10,073

	Total		20,070

	Personal Credit Institutions (2.2%)
	Chariot Funding LLC, 0.19%, 1/28/13	10,000,000	9,999
	Old Line Funding LLC, 0.05%, 1/3/13	10,000,000	10,000
	Old Line Funding LLC, 0.19%, 3/25/13	10,000,000	9,997
	Straight-A Funding LLC, 0.17%, 2/6/13	10,000,000	9,998
	Straight-A Funding LLC, 0.19%, 3/27/13	10,000,000	9,996

	Total		49,990

	Restaurants (0.8%)
(b)	Darden Restaurants, Inc., 0.28%, 1/2/13	18,800,000	18,800

	Total		18,800

	Short Term Business Credit (0.2%)
(k)	Sheffield Receivables Corp., 0.17%, 1/16/13	5,000,000	5,000

	Total		5,000

	Total Short-Term Investments
	(Cost: $320,123)		320,204

	Total Investments (102.1%)
	(Cost: $2,139,346)(a)		2,287,086

	Other Assets, Less
	Liabilities (-2.1%)		(46,854)

	Net Assets (100.0%)		2,240,232

The Accompanying Notes are an Integral Part of the Financial Statements.

186	Balanced Portfolio

Balanced Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012 the value of these securities (in thousands) was $92,199 representing 4.1% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

FHA — Federal Housing Authority

GNMA — Government National Mortgage Association

PSF — Permanent School Fund

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $2,143,835 and the net unrealized appreciation of investments based on that cost was $143,251 which is comprised of $167,559 aggregate gross unrealized appreciation and $24,308 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
British Pound Currency Futures (Short) (Total Notional Value at December 31, 2012, $22,593)	225	3/13	$(245)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2012, $73,606)	1,031	3/13	(402)
US Five Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2012, $8,356)	67	3/13	(20)
US Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2012, $30,525)	205	3/13	288
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2012, $23,445)	176	3/13	75
US Two Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2012, $16,537)	75	3/13	(3)
US Ultra Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2012, $992)	6	3/13	(16)

(c)	PIK — Payment In Kind

(d)	Defaulted Security

(f)	Foreign Bond — par value is foreign denominated

— Federated Republic of Brazil – Brazilian Real

— Morgan Stanley – Brazilian Real

(g)	All or portion of the securities have been loaned. See Note 4G in the Notes to Financial Statements.

(h)	Forward foreign currency contracts outstanding on December 31, 2012.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Barclays Bank PLC	EUR	28,750	2/13	$-	$(738)	$(738)

					$-	$(738)	$(738)

EUR — Euro

(j)	Swap agreements outstanding on December 31, 2012.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
MSCI Daily Net EAFE Index Total Return	Credit Suisse International	3-Month USD LIBOR -15 Basis Points (Bps)	MSCI Daily Net EAFE Index Total Return	8/13	35,744	$2,590
Russell 2000 Growth Index Total Return	Credit Suisse International	Russell 2000 Growth Index Total Return	3-Month USD LIBOR -82 Bps	5/13	30,192	(1,608)

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	187

Balanced Portfolio

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Russell 2000 Value Index Total Return	Credit Suisse International	3-Month USD LIBOR - 70 Bps	Russell 2000 Value Index Total Return	5/13	31,065	$2,054
Russell Midcap Growth Index Total Return	Bank of America N.A.	Russell Midcap Growth Index Total Return	3-Month USD LIBOR - 33 Bps	5/13	87,929	(3,319)
Russell Midcap Index Total Return	Credit Suisse International	3-Month USD LIBOR - 15 Bps	Russell Midcap Index Total Return	8/13	10,044	526
Russell Midcap Value Index Total Return	Bank of America N.A.	3-Month USD LIBOR - 26 Bps	Russell Midcap Value Index Total Return	5/13	92,029	3,850

						$4,093

(k)	Securities with an aggregate value of $5,000 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2012.

(n)	Security valued in good faith by the Board of Directors.

(q)	Affiliated Company

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$669,937	$-	$65
Foreign Common Stocks	-	-	6
Preferred Stocks	1,146	351	-
Government & US Agency Bonds	-	321,307	-
Foreign Bonds	-	3,268	-
Municipal Bonds	-	18,881	-
Corporate Bonds	-	351,206	-
Structured Products	-	322,227	4,066
Investment Companies	274,422	-	-
Short-Term Investments	-	320,204	-
Other Financial Instruments^
Futures	363	-	-
Total Return Swaps	-	9,020	-
Liabilities:
Other Financial Instruments^
Futures	(686)	-	-
Forward Currency Contracts	-	(738)	-
Total Return Swaps	-	(4,927)	-
Total	$945,182	$1,340,799	$4,137

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

188	Balanced Portfolio

Asset Allocation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$236 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Asset Allocation Portfolio (the “Portfolio”). The Portfolio seeks to achieve its objective by investing in stock, bond and money market sectors. The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy of allocating assets across the three market sectors. The Portfolio may invest in options, futures, forwards, exchange-traded funds and swap agreements to gain exposure to certain markets, sectors or regions. Under normal market conditions, the Portfolio’s equity exposure will typically range between 55-75% of assets.

Market Overview

Equity markets finished the year with solid gains despite economic uncertainty and significant volatility. Throughout the year, investors shifted their focus from uncertainty regarding the pace of global economic growth to evaluating fiscal and economic stimulus measures implemented globally. The economic slowdown in China, fiscal and debt crises in Europe, and the slow pace of growth in the U.S. drove volatility. As these issues arose, policy makers responded with stimulus and financing measures that calmed markets. Ultimately, investors embraced risk, as record profit margins in the U.S. and remarkable cash flow generation propelled equity markets during the year. In that environment, mid cap stocks outperformed shares of large and small sized companies, while value stocks generally outperformed growth shares. For the year, returns for the S&P 500®, MidCap 400®, and SmallCap 600® Indices were 16.00%, 17.88%, and 16.33%, respectively.

In the fixed income market, bonds also delivered solid gains. Investment grade and high yield corporate bonds led the rally, as improving corporate balance sheets and record bond issuance sent investors looking for yield. Treasurys lagged during 2012 after strong gains in 2011 pushed Treasury yields to historic lows.

Portfolio Results

The Portfolio returned 11.02% for the twelve months ended December 31, 2012, trailing the 16.00% return of the broad stock market, as measured by the S&P 500® Index. The Portfolio also trailed the Asset Allocation Portfolio Blended Composite Benchmark return of 13.54%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Mixed-Asset Target Allocation Growth Funds peer group had an average return of 13.50%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

During the year, high level asset allocation decisions helped relative performance, while individual security selection within the underlying sleeves weighed on performance. Security selection weakness within the domestic equity portion of the Portfolio was the primary detractor from relative results, while weakness in the high yield portion of the Portfolio, which had an underweight to the lowest quality securities of the market, also held back Portfolio performance last year.

With respect to the Portfolio’s asset allocation decisions, several positions added to performance during the year. The Portfolio generated relative performance from having a higher allocation to equity during certain periods when stocks performed well and a lower allocation less equity when the market declined. These moves helped offset the Portfolio’s overall underweight position in equities, while delivering relative return with lower volatility.

Certain asset allocation decisions within the equity and fixed income portfolios also worked well. The Portfolio held an overweight in high yield bonds amid strong performance in the first half of the year and an overweight in emerging markets equity during the rally in the second half of the year.

During the period, the Portfolio made use of total return swap agreements with the intention of reducing the growth bias inherent in the Portfolio’s equity strategies. Use of these instruments helped relative results somewhat during a year in which growth generally underperformed value stocks.

Portfolio Manager Outlook

We are taking a cautious view going into 2013. The economic and fiscal policies that investors have come to expect in recent years can not continue forever. The record amounts of both fiscal and economic stimulus in recent years leave little room for additional policy measures. We have seen some early signs that policy may be shifting, albeit modestly. With interest rates at historic lows, the Federal Reserve could begin to signal that its bond buying programs used to lower interest rates could slow, as the long-term cost of keeping rates low may outweigh the short-term economic benefit. If growth in China and Europe pick up, higher commodity prices are likely to tax economic growth. Given the uncertainty, we anticipate remaining underweight in equity, overweight in cash and neutral within fixed income.

Asset Allocation Portfolio	189

Asset Allocation Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Asset Allocation Portfolio	11.02%	2.17%	6.63%
S&P 500® Index	16.00%	1.66%	7.10%
Barclays® U.S. Aggregate Index	4.22%	5.95%	5.18%
Asset Allocation Portfolio Blended Composite Benchmark	13.54%	3.63%	8.05%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	13.50%	1.93%	6.70%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/02. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio may obtain its exposure to foreign securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio, and changes in the value of that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio for the adviser’s view on style or term structure and duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

190	Asset Allocation Portfolio

Asset Allocation Portfolio

Top 5 Equity Holdings 12/31/12

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	7.0%
Northwestern Mutual Series Fund, Inc., International Equity Portfolio	3.1%
SPDR S&P MidCap 400 ETF Trust	1.4%
iShares MSCI EAFE Index Fund	1.4%
Apple, Inc.	1.2%

Top 5 Fixed Income Holdings 12/31/12

Security Description	% of Net Assets
US Treasury, Various	7.8%
Federal Home Loan Mortgage Corp., Various	4.5%
Federal National Mortgage Association, Various	2.4%
Sprint Nextel Corp., Various	0.2%
DISH DBS Corp., Various	0.2%

Sector Allocation 12/31/12

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Asset Allocation Portfolio	191

Asset Allocation Portfolio

Schedule of Investments

December 31, 2012

	Domestic Common Stocks and Warrants (39.9%)	Shares/ $ Par	Value $ (000’s)

	Large Cap Common Stocks (27.9%)

	Consumer Discretionary (3.1%)
	Comcast Corp. - Class A	25,275	945
*	Delphi Automotive PLC	15,900	608
*	Dollar General Corp.	17,600	776
	Las Vegas Sands Corp.	10,625	490
	Macy’s, Inc.	22,719	887
	News Corp. - Class A	43,400	1,108
	Starbucks Corp.	10,675	572
	Target Corp.	14,075	833
	Viacom, Inc. - Class B	20,450	1,079

	Total		7,298

	Consumer Staples (2.1%)
	Costco Wholesale Corp.	4,125	407
	CVS Caremark Corp.	22,130	1,070
	The Estee Lauder Cos., Inc. - Class A	7,050	422
	Mead Johnson Nutrition Co.	11,884	783
	PepsiCo, Inc.	12,650	866
	Philip Morris International, Inc.	17,525	1,466

	Total		5,014

	Energy (3.5%)
	Anadarko Petroleum Corp.	15,350	1,141
	Chevron Corp.	16,450	1,779
	Exxon Mobil Corp.	21,025	1,820
	National-Oilwell Varco, Inc.	6,350	434
	Occidental Petroleum Corp.	12,200	934
	Schlumberger, Ltd.	15,625	1,083
*	Weatherford International, Ltd.	62,105	695
*	Whiting Petroleum Corp.	10,150	440

	Total		8,326

	Financials (4.6%)
	American Express Co.	16,500	948
	American Tower Corp.	17,275	1,335
	BlackRock, Inc.	2,800	579
	Citigroup, Inc.	37,225	1,473
	The Goldman Sachs Group, Inc.	6,800	867
	Invesco, Ltd.	32,900	858
	JPMorgan Chase & Co.	42,825	1,883
	MetLife, Inc.	19,150	631
	PNC Financial Services Group, Inc.	10,925	637
	Wells Fargo & Co.	48,250	1,649

	Total		10,860

	Health Care (3.3%)
	Abbott Laboratories	7,550	495
*	Alexion Pharmaceuticals, Inc.	3,825	359
	AmerisourceBergen Corp.	27,408	1,183

	Domestic Common Stocks and Warrants (39.9%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Biogen Idec, Inc.	2,800	411
	Eli Lilly and Co.	6,850	338
*	Express Scripts Holding Co.	10,139	547
*	Gilead Sciences, Inc.	8,225	604
	Johnson & Johnson	24,175	1,695
	Pfizer, Inc.	39,325	986
	UnitedHealth Group, Inc.	14,850	805
*	Watson Pharmaceuticals, Inc.	4,775	411

	Total		7,834

	Industrials (3.5%)
	The Boeing Co.	13,475	1,015
	Cummins, Inc.	6,802	737
	Danaher Corp.	16,425	918
	FedEx Corp.	11,740	1,077
	General Electric Co.	72,750	1,527
	Precision Castparts Corp.	3,968	752
	SPX Corp.	7,350	516
	Union Pacific Corp.	5,250	660
	United Technologies Corp.	12,375	1,015

	Total		8,217

	Information Technology (5.8%)
	Apple, Inc.	5,250	2,798
	Broadcom Corp. - Class A	19,075	634
*	Cognizant Technology Solutions Corp. - Class A	8,225	609
*	eBay, Inc.	7,150	365
*	EMC Corp.	22,975	581
*	Google, Inc. - Class A	1,400	993
	Intel Corp.	43,900	906
	International Business Machines Corp.	8,725	1,671
	Microsoft Corp.	64,800	1,732
	Oracle Corp.	31,700	1,056
	Qualcomm, Inc.	14,900	924
	Visa, Inc. - Class A	4,925	747
*	Yahoo!, Inc.	29,800	593

	Total		13,609

	Materials (1.1%)
	BHP Billiton, Ltd., ADR	7,100	557
	Celanese Corp.	8,350	372
	CF Industries Holdings, Inc.	2,776	564
	Monsanto Co.	10,375	982

	Total		2,475

	Telecommunication Services (0.3%)
	Vodafone Group PLC, ADR	26,575	669

	Total		669

The Accompanying Notes are an Integral Part of the Financial Statements.

192	Asset Allocation Portfolio

Asset Allocation Portfolio

	Domestic Common Stocks and Warrants (39.9%)	Shares/ $ Par	Value $ (000’s)

	Utilities (0.6%)
	American Water Works Co., Inc.	36,800	1,366

	Total		1,366

	Total Large Cap Common Stocks		65,668

	Mid Cap Common Stocks (8.6%)

	Consumer Discretionary (1.9%)
*	Bed Bath & Beyond, Inc.	3,453	193
*	BorgWarner, Inc.	4,302	308
	Brunswick Corp.	5,800	169
	Chico’s FAS, Inc.	22,135	409
	Coach, Inc.	2,600	144
	Dick’s Sporting Goods, Inc.	15,225	693
	The Gap, Inc.	3,800	118
*	LKQ Corp.	20,158	425
	Marriott International, Inc. - Class A	3,893	145
	The McGraw-Hill Cos., Inc.	5,954	325
*	O’Reilly Automotive, Inc.	3,567	319
*	Penn National Gaming, Inc.	3,641	179
	Polaris Industries, Inc.	4,204	354
	Ralph Lauren Corp.	500	75
	Ross Stores, Inc.	4,665	253
	Scripps Networks Interactive - Class A	2,200	127
	Ulta Salon, Cosmetics & Fragrance, Inc.	2,100	206
	Wynn Resorts, Ltd.	800	90

	Total		4,532

	Consumer Staples (0.9%)
	Beam, Inc.	13,948	852
	Church & Dwight Co., Inc.	18,874	1,011
	McCormick & Co., Inc.	5,487	349

	Total		2,212

	Energy (0.4%)
*	Cameron International Corp.	3,528	199
*	Concho Resources, Inc.	2,374	192
*	FMC Technologies, Inc.	3,501	150
	Noble Energy, Inc.	2,322	236
*	Southwestern Energy Co.	2,962	99

	Total		876

	Financials (0.4%)
*	CBRE Group, Inc.	14,740	293
*	E*TRADE Financial Corp.	7,078	64
*	IntercontinentalExchange, Inc.	1,552	192
	Lazard, Ltd. - Class A	3,586	107
	Raymond James Financial, Inc.	9,370	361

	Total		1,017

	Health Care (0.9%)
*	Catamaran Corp.	5,800	273
*	Cerner Corp.	2,728	212

	Domestic Common Stocks and Warrants (39.9%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	DaVita HealthCare Partners, Inc.	2,339	258
*	IDEXX Laboratories, Inc.	2,598	241
*	Mettler-Toledo International, Inc.	1,198	232
*	Mylan, Inc.	3,200	88
	Perrigo Co.	6,775	705
*	Vertex Pharmaceuticals, Inc.	1,797	75

	Total		2,084

	Industrials (1.6%)
*	B/E Aerospace, Inc.	7,764	384
	Corrections Corp. of America	11,478	407
	Dover Corp.	4,081	268
*	Fortune Brands Home & Security, Inc.	3,100	91
	Graco, Inc.	7,831	403
	Kansas City Southern	4,163	348
	Knight Transportation, Inc.	7,954	116
	MSC Industrial Direct Co., Inc. - Class A	2,342	177
*	Owens Corning, Inc.	5,354	198
	Regal-Beloit Corp.	2,953	208
	Robert Half International, Inc.	12,609	401
	Roper Industries, Inc.	2,601	290
*	WESCO International, Inc.	7,031	474

	Total		3,765

	Information Technology (1.8%)
*	Alliance Data Systems Corp.	3,101	449
	Amphenol Corp. - Class A	3,552	230
*	Aruba Networks, Inc.	5,000	104
	Avago Technologies, Ltd.	18,956	600
*	Citrix Systems, Inc.	3,449	227
*	F5 Networks, Inc.	2,314	225
*	Fortinet, Inc.	16,044	338
*	Freescale Semiconductor Holdings I, Ltd.	8,601	95
	Global Payments, Inc.	9,625	436
	Microchip Technology, Inc.	5,936	193
*	NetApp, Inc.	3,300	111
*	NetSuite, Inc.	900	60
*	Red Hat, Inc.	2,800	148
*	ServiceNow, Inc.	1,465	44
*	Skyworks Solutions, Inc.	8,950	181
*	Teradata Corp.	1,950	121
*	TIBCO Software, Inc.	6,550	144
*	VeriFone Systems, Inc.	10,002	297
*	Zebra Technologies Corp. - Class A	5,984	235

	Total		4,238

	Materials (0.4%)
	Airgas, Inc.	4,632	423
	PPG Industries, Inc.	2,490	337
	Westlake Chemical Corp.	2,189	173

	Total		933

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	193

Asset Allocation Portfolio

	Domestic Common Stocks and Warrants (39.9%)	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services (0.3%)
*	SBA Communications Corp. - Class A	8,329	592

	Total		592

	Total Mid Cap Common Stocks		20,249

	Small Cap Common Stocks (3.4%)

	Consumer Discretionary (0.4%)
*	Bally Technologies, Inc.	2,500	112
*	Chuy’s Holdings, Inc.	2,100	47
*	Genesco, Inc.	1,450	80
*	Grand Canyon Education, Inc.	5,550	130
*	Hibbett Sports, Inc.	1,550	82
*	Life Time Fitness, Inc.	2,450	121
*	Motors Liquidation Co. GUC Trust	295	6
	Penske Automotive Group, Inc.	2,800	84
*	Red Robin Gourmet Burgers, Inc.	1,850	65
*	SHFL Entertainment, Inc.	3,400	49
*	Vitamin Shoppe, Inc.	1,600	92

	Total		868

	Consumer Staples (0.0%)
*	United Natural Foods, Inc.	1,500	80

	Total		80

	Energy (0.3%)
*	Approach Resources, Inc.	4,200	105
*	Dril-Quip, Inc.	1,600	117
	EXCO Resources, Inc.	14,200	96
*	Gulfport Energy Corp.	3,300	126
*	Hornbeck Offshore Services, Inc.	2,500	86
*	Kodiak Oil & Gas Corp.	9,950	88
*	Rosetta Resources, Inc.	2,000	91

	Total		709

	Financials (0.3%)
	Amreit, Inc., - Class B	3,100	53
	Boston Private Financial Holdings, Inc.	13,750	124
	East West Bancorp, Inc.	7,350	158
	Education Realty Trust, Inc.	6,600	70
	Greenhill & Co., Inc.	2,450	127
*	Stifel Financial Corp.	3,050	98

	Total		630

	Health Care (0.6%)
*	Akorn, Inc.	6,250	83
*	Align Technology, Inc.	2,566	71
*	Conceptus, Inc.	2,450	51
*	DexCom, Inc.	6,509	89
*	Endologix, Inc.	6,538	93
*	Exact Sciences Corp.	9,700	103
*	Fluidigm Corp.	4,750	68

	Domestic Common Stocks and Warrants (39.9%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Health Management Associates, Inc. - Class A	9,950	93
*	HealthStream, Inc.	3,450	84
*	HMS Holdings Corp.	1,750	45
*	Impax Laboratories, Inc.	6,300	129
*	IPC The Hospitalist Co.	1,465	58
*	Jazz Pharmaceuticals PLC	800	42
*	MAP Pharmaceuticals, Inc.	5,450	86
*	Neogen Corp.	1,350	61
*	Omnicell, Inc.	5,902	88
*	Team Health Holdings, Inc.	2,250	65
	U.S. Physical Therapy, Inc.	3,000	83
	Universal Health Services, Inc. - Class B	1,550	75

	Total		1,467

	Industrials (0.8%)
	Actuant Corp. - Class A	5,650	158
*	Beacon Roofing Supply, Inc.	2,850	95
	Celadon Group, Inc.	5,750	104
*	Chart Industries, Inc.	1,647	110
*	DXP Enterprises, Inc.	1,500	74
*	Heritage-Crystal Clean, Inc.	5,625	84
*	Hexcel Corp.	5,050	136
*	Huron Consulting Group, Inc.	3,550	120
*	The KEYW Holding Corp.	8,228	104
	Lindsay Corp.	1,600	128
	The Manitowoc Co., Inc.	3,900	61
*	Mistras Group, Inc.	3,400	84
*	NCI Building Systems, Inc.	4,500	63
*	Oshkosh Corp.	3,450	102
*	Performant Financial Corp.	4,100	41
	Snap-on, Inc.	1,650	130
	Sun Hydraulics Corp.	3,000	78
*	Thermon Group Holdings, Inc.	3,100	70
	TransDigm Group, Inc.	675	92
	Valmont Industries, Inc.	1,200	164

	Total		1,998

	Information Technology (0.9%)
*	Aspen Technology, Inc.	2,800	77
*	BroadSoft, Inc.	2,650	96
*	Calix, Inc.	12,850	99
*	Cardtronics, Inc.	3,200	76
*	Cavium, Inc.	3,100	97
*	Cornerstone OnDemand, Inc.	2,300	68
*	Diodes, Inc.	6,450	112
*	EXA Corp.	2,900	28
*	ExactTarget, Inc.	2,250	45
*	EZchip Semiconductor, Ltd.	1,800	60
	FEI Co.	2,550	141
*	Finisar Corp.	4,300	70
*	InterXion Holding NV	6,100	145
*	Microsemi Corp.	4,800	101
*	MicroStrategy, Inc. - Class A	600	56
	MKS Instruments, Inc.	3,300	85
*	Nanometrics, Inc.	5,000	72
*	Proofpoint, Inc.	1,900	23

The Accompanying Notes are an Integral Part of the Financial Statements.

194	Asset Allocation Portfolio

Asset Allocation Portfolio

	Domestic Common Stocks and Warrants (39.9%)		Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Sourcefire, Inc.		1,150	54
*	SPS Commerce, Inc.		3,850	144
*	Synacor, Inc.		6,550	36
*	Synchronoss Technologies, Inc.		6,850	145
*	Tangoe, Inc.		8,600	102
*	The Ultimate Software Group, Inc.		1,450	137

	Total			2,069

	Materials (0.0%)
	Balchem Corp.		2,750	100
(n)*	NewPage Group, Inc.		220	21

	Total			121

	Telecommunication Services (0.1%)
*	tw telecom, Inc.		5,500	140

	Total			140

	Total Small Cap Common Stocks			8,082

	Total Domestic Common Stocks and Warrants
	(Cost: $83,002)			93,999

	Foreign Common Stocks (0.0%)	Country

	Materials (0.0%)
(n)*	Catalyst Paper Corp.	Canada	936	1

	Total Foreign Common Stocks
	(Cost: $1)			1

	Preferred Stocks (0.1%)

	Financials (0.1%)
	Ally Financial, Inc, 7.00%, 2/4/13 144A		91	89
	Ally Financial, Inc., 8.50%, 5/15/16		4,589	121
	GMAC Capital Trust I, 8.125%, 2/15/40		1,703	45

	Total Preferred Stocks
	(Cost: $220)			255

	Investment Grade Segment (5.5%)

	Aerospace/Defense (0.1%)
	BAE Systems Holdings, Inc., 6.375%, 6/1/19 144A		15,000	18
	Boeing Capital Corp., 2.125%, 8/15/16		35,000	36
	General Dynamics Corp., 2.25%, 11/15/22		50,000	49
	L-3 Communications Corp., 5.20%, 10/15/19		45,000	51
	Lockheed Martin Corp., 3.35%, 9/15/21		10,000	11
	Meccanica Holdings USA, Inc., 6.25%, 1/15/40 144A		15,000	13

	Total			178

Investment Grade Segment (5.5%)	Shares/ $ Par	Value $ (000’s)

Auto Manufacturing (0.2%)
Daimler Finance North America LLC, 2.625%, 9/15/16 144A	5,000	5
Daimler Finance North America LLC, 3.00%, 3/28/16 144A	40,000	42
Ford Motor Co., 7.45%, 7/16/31	40,000	51
Ford Motor Credit Co. LLC, 3.00%, 6/12/17	45,000	46
Ford Motor Credit Co. LLC, 4.25%, 2/3/17	75,000	80
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	15,000	16
Ford Motor Credit Co. LLC, 5.75%, 2/1/21	45,000	52
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	20,000	26
PACCAR, Inc., 6.875%, 2/15/14	10,000	11
Toyota Motor Credit Corp., 1.75%, 5/22/17	70,000	72
Toyota Motor Credit Corp., 3.30%, 1/12/22	75,000	81
Volkswagen International Finance NV, 2.875%, 4/1/16 144A	45,000	47

Total		529

Banking (0.8%)
Bank of America Corp., 3.625%, 3/17/16	35,000	37
Bank of America Corp., 3.75%, 7/12/16	10,000	11
Bank of America Corp., 5.75%, 12/1/17	20,000	23
Bank of Montreal, 2.55%, 11/6/22	60,000	59
The Bank of New York Mellon Corp., 3.55%, 9/23/21	80,000	87
Bank of Nova Scotia, 1.375%, 12/18/17	40,000	40
Citigroup, Inc., 3.953%, 6/15/16	200,000	215
Credit Suisse of New York, New York, 5.50%, 5/1/14	125,000	133
Fifth Third Bank, 4.75%, 2/1/15	45,000	48
The Goldman Sachs Group, Inc., 5.95%, 1/18/18	110,000	128
The Goldman Sachs Group, Inc., 6.15%, 4/1/18	50,000	59
HSBC Holdings PLC, 5.10%, 4/5/21	35,000	41
JPMorgan Chase & Co., 3.15%, 7/5/16	225,000	238
JPMorgan Chase & Co., 6.00%, 1/15/18	30,000	36
Merrill Lynch & Co., Inc., 6.22%, 9/15/26	20,000	22
Merrill Lynch & Co., Inc., 6.40%, 8/28/17	120,000	141
Morgan Stanley, 2.875%, 7/28/14	20,000	21
Morgan Stanley, 3.80%, 4/29/16	50,000	53
Morgan Stanley, 4.75%, 3/22/17	70,000	76
PNC Financial Services Group, Inc., 2.854%, 11/9/22	45,000	45
PNC Funding Corp., 4.375%, 8/11/20	30,000	34
The Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	80,000	85
State Street Corp., 2.875%, 3/7/16	25,000	27
SunTrust Banks, Inc., 6.00%, 9/11/17	25,000	30
U.S. Bancorp, 3.442%, 2/1/16	45,000	47
Wachovia Corp., 5.75%, 2/1/18	5,000	6
Wells Fargo & Co., 2.625%, 12/15/16	70,000	74
Wells Fargo & Co., 4.60%, 4/1/21	45,000	52

Total		1,868

Beverage/Bottling (0.2%)
Anheuser-Busch Cos. LLC, 5.75%, 4/1/36	15,000	19
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	65,000	65
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39	70,000	115
Beam, Inc., 3.25%, 5/15/22	15,000	16
The Coca-Cola Co., 1.65%, 3/14/18	50,000	51
The Coca-Cola Co., 3.15%, 11/15/20	50,000	54
Heineken NV, 1.40%, 10/1/17 144A	20,000	20
Heineken NV, 2.75%, 4/1/23 144A	30,000	30
Heineken NV, 4.00%, 10/1/42 144A	5,000	5

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	195

Asset Allocation Portfolio

Investment Grade Segment (5.5%)	Shares/ $ Par	Value $ (000’s)

Beverage/Bottling continued
PepsiCo, Inc., 7.90%, 11/1/18	35,000	47
Pernod-Ricard SA, 5.75%, 4/7/21 144A	30,000	36
SABMiller Holdings, Inc., 3.75%, 1/15/22 144A	45,000	49

Total		507

Cable/Media/Broadcasting/Satellite (0.2%)
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.80%, 3/15/22	40,000	41
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.60%, 2/15/21	5,000	5
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15%, 3/15/42	25,000	25
Discovery Communications LLC, 5.05%, 6/1/20	25,000	29
Historic TW, Inc., 6.625%, 5/15/29	40,000	51
Historic TW, Inc., 6.875%, 6/15/18	10,000	13
NBCUniversal Media LLC, 2.875%, 4/1/16	35,000	37
NBCUniversal Media LLC, 6.40%, 4/30/40	15,000	19
News America, Inc., 6.90%, 8/15/39	10,000	13
TCI Communications, Inc., 8.75%, 8/1/15	60,000	72
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	55,000	78

Total		383

Conglomerate/Diversified Manufacturing (0.1%)
Eastman Chemical Co., 7.25%, 1/15/24	5,000	7
Eaton Corp., 2.75%, 11/2/22 144A	115,000	115
United Technologies Corp., 3.10%, 6/1/22	25,000	26
United Technologies Corp., 4.50%, 6/1/42	30,000	33

Total		181

Consumer Products (0.0%)
The Procter & Gamble Co., 5.55%, 3/5/37	40,000	54

Total		54

Electric Utilities (0.6%)
Alabama Power Co., 3.95%, 6/1/21	50,000	56
Ameren Corp., 8.875%, 5/15/14	15,000	16
Appalachian Power Co., 4.60%, 3/30/21	20,000	23
Arizona Public Service Co., 5.05%, 9/1/41	10,000	11
Arizona Public Service Co., 8.75%, 3/1/19	10,000	13
Bruce Mansfield Unit, 6.85%, 6/1/34	27,750	29
Carolina Power & Light Co., 2.80%, 5/15/22	35,000	36
Carolina Power & Light Co., 5.15%, 4/1/15	25,000	27
CenterPoint Energy, Inc., 6.50%, 5/1/18	20,000	24
Commonwealth Edison Co., 4.00%, 8/1/20	25,000	28
Commonwealth Edison Co., 6.15%, 9/15/17	5,000	6
Connecticut Light & Power Co., 5.65%, 5/1/18	10,000	12
The Detroit Edison Co., 3.45%, 10/1/20	25,000	27
Dominion Resources, Inc., 1.40%, 9/15/17	45,000	45
DTE Energy Co., 6.375%, 4/15/33	5,000	7
Duke Energy Corp., 6.25%, 6/15/18	5,000	6
Duke Energy Indiana, Inc., 3.75%, 7/15/20	45,000	50
Entergy Corp., 4.70%, 1/15/17	40,000	43
Entergy Mississippi, Inc., 6.25%, 4/1/34	55,000	56
Exelon Generation Co. LLC, 4.25%, 6/15/22 144A	45,000	47
Exelon Generation Co. LLC, 6.20%, 10/1/17	30,000	35
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	9,593	10
Mississippi Power Co., 4.75%, 10/15/41	35,000	39
Monongahela Power Co., Inc., 5.70%, 3/15/17 144A	45,000	51
Nevada Power Co., 5.95%, 3/15/16	10,000	12

Investment Grade Segment (5.5%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
NextEra Energy Capital Holdings, Inc., 4.50%, 6/1/21	95,000	106
NSTAR LLC, 4.50%, 11/15/19	10,000	11
Ohio Edison Co., 6.875%, 7/15/36	5,000	7
Ohio Power Co., 5.375%, 10/1/21	25,000	30
Pacific Gas & Electric Co., 3.50%, 10/1/20	75,000	82
Pacific Gas & Electric Co., 5.625%, 11/30/17	10,000	12
PacifiCorp., 3.85%, 6/15/21	50,000	56
Peco Energy Co., 2.375%, 9/15/22	30,000	30
Potomac Electric Power Co., 6.50%, 11/15/37	5,000	7
PPL Capital Funding, Inc., 4.20%, 6/15/22	25,000	27
PPL Energy Supply LLC, 6.50%, 5/1/18	10,000	12
Public Service Co. of Colorado, 3.20%, 11/15/20	30,000	33
Public Service Co. of Colorado, 5.80%, 8/1/18	10,000	12
Public Service Co. of New Mexico, 5.35%, 10/1/21	25,000	28
Public Service Electric & Gas Co., 3.65%, 9/1/42	20,000	20
Public Service Electric & Gas Co., 5.00%, 1/1/13	100,000	100
Puget Sound Energy, Inc., 6.274%, 3/15/37	30,000	40
San Diego Gas & Electric Co., 6.125%, 9/15/37	10,000	14
Sempra Energy, 2.30%, 4/1/17	45,000	47
Sempra Energy, 6.15%, 6/15/18	15,000	18
South Carolina Electric & Gas Co., 6.05%, 1/15/38	15,000	20
Tampa Electric Co., 5.40%, 5/15/21	5,000	6
Union Electric Co., 3.90%, 9/15/42	25,000	25
Union Electric Co., 6.40%, 6/15/17	10,000	12
Union Electric Co., 6.70%, 2/1/19	10,000	13
Virginia Electric & Power Co., 3.45%, 9/1/22	40,000	43

Total		1,520

Electronics (0.0%)
Hewlett-Packard Co., 3.00%, 9/15/16	35,000	35
Hewlett-Packard Co., 3.75%, 12/1/20	5,000	5
Hewlett-Packard Co., 4.65%, 12/9/21	30,000	30
International Business Machines Corp., 1.95%, 7/22/16	25,000	26

Total		96

Food Processors (0.1%)
Archer-Daniels-Midland Co., 4.479%, 3/1/21	10,000	11
General Mills, Inc., 3.15%, 12/15/21	40,000	42
Kellogg Co., 3.25%, 5/21/18	15,000	16
Kraft Foods Group, Inc., 2.25%, 6/5/17 144A	10,000	11
Kraft Foods Group, Inc., 3.50%, 6/6/22 144A	15,000	16
Kraft Foods Group, Inc., 6.125%, 8/23/18 144A	40,000	49
Mead Johnson Nutrition Co., 4.90%, 11/1/19	35,000	40
Mondelez International, Inc., 6.125%, 2/1/18	15,000	18
Mondelez International, Inc., 6.50%, 8/11/17	20,000	25
Mondelez International, Inc., 6.50%, 2/9/40	65,000	87

Total		315

Gaming/Leisure/Lodging (0.0%)
Choice Hotels International, Inc., 5.75%, 7/1/22	30,000	33
Host Hotels & Resorts LP, 5.875%, 6/15/19	15,000	17

Total		50

Gas Pipelines (0.2%)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	10,000	12
Energy Transfer Partners LP, 4.65%, 6/1/21	25,000	27
Energy Transfer Partners LP, 6.05%, 6/1/41	40,000	46

The Accompanying Notes are an Integral Part of the Financial Statements.

196	Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (5.5%)	Shares/ $ Par	Value $ (000’s)

Gas Pipelines continued
Energy Transfer Partners LP, 6.70%, 7/1/18	35,000	42
Enterprise Products Operating LLC, 3.20%, 2/1/16	35,000	37
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	55,000	66
Kinder Morgan Energy Partners LP, 6.375%, 3/1/41	55,000	68
Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	15,000	18
Magellan Midstream Partners LP, 6.55%, 7/15/19	30,000	37
ONEOK Partners LP, 2.00%, 10/1/17	20,000	20
Plains All American Pipeline LP/PAA Finance Corp., 6.50%, 5/1/18	15,000	19
Spectra Energy Partners LP, 2.95%, 6/15/16	30,000	31
Williams Partners LP, 4.00%, 11/15/21	10,000	11
Williams Partners LP, 4.125%, 11/15/20	5,000	5
Williams Partners LP, 5.25%, 3/15/20	33,000	38

Total		477

Health Care/Pharmaceuticals (0.3%)
AbbVie, Inc., 1.75%, 11/6/17 144A	40,000	40
AbbVie, Inc., 2.90%, 11/6/22 144A	20,000	20
Amgen, Inc., 3.875%, 11/15/21	65,000	71
Express Scripts Holding Co., 2.65%, 2/15/17 144A	20,000	21
Express Scripts Holding Co., 3.125%, 5/15/16	25,000	26
Express Scripts Holding Co., 3.50%, 11/15/16 144A	40,000	43
Express Scripts Holding Co., 3.90%, 2/15/22 144A	10,000	11
GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38	20,000	28
Medco Health Solutions, Inc., 7.125%, 3/15/18	25,000	31
Merck & Co., Inc., 3.875%, 1/15/21	15,000	17
Mylan, Inc., 3.125%, 1/15/23 144A	35,000	35
Mylan, Inc., 6.00%, 11/15/18 144A	60,000	66
Mylan, Inc., 7.625%, 7/15/17 144A	20,000	23
Mylan, Inc., 7.875%, 7/15/20 144A	15,000	18
The Novartis Capital Corp., 2.40%, 9/21/22	60,000	60
Pfizer, Inc., 5.35%, 3/15/15	15,000	17
Roche Holdings, Inc., 6.00%, 3/1/19 144A	25,000	31
Sanofi-Aventis SA, 2.625%, 3/29/16	60,000	63
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22	40,000	41
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	20,000	20
Thermo Fisher Scientific, Inc., 1.85%, 1/15/18	15,000	15
Thermo Fisher Scientific, Inc., 3.15%, 1/15/23	20,000	20
Watson Pharmaceuticals, Inc., 1.875%, 10/1/17	5,000	5
Watson Pharmaceuticals, Inc., 3.25%, 10/1/22	10,000	10
Watson Pharmaceuticals, Inc., 4.625%, 10/1/42	10,000	10
Wyeth LLC, 5.50%, 2/15/16	5,000	6
Wyeth LLC, 5.95%, 4/1/37	35,000	47

Total		795

Independent Finance (0.1%)
General Electric Capital Corp., 5.625%, 5/1/18	125,000	148

Total		148

Information/Data Technology (0.1%)
Microsoft Corp., 0.875%, 11/15/17	15,000	15
Microsoft Corp., 2.125%, 11/15/22	35,000	35
Oracle Corp., 1.20%, 10/15/17	35,000	35
Oracle Corp., 2.50%, 10/15/22	35,000	35

Investment Grade Segment (5.5%)	Shares/ $ Par	Value $ (000’s)

Information/Data Technology continued
Oracle Corp., 3.875%, 7/15/20	50,000	56

Total		176

Life Insurance (0.1%)
Aetna, Inc., 1.50%, 11/15/17	5,000	5
Aetna, Inc., 2.75%, 11/15/22	15,000	15
American International Group, Inc., 4.875%, 6/1/22	35,000	40
New York Life Global Funding, 2.45%, 7/14/16 144A	80,000	84
Prudential Financial, Inc., 5.375%, 6/21/20	19,000	22
Prudential Financial, Inc., 5.70%, 12/14/36	5,000	6
Teachers Insurance & Annuity Association-College Retirement Equity Fund, 6.85%, 12/16/39 144A	20,000	27
UnitedHealth Group, Inc., 1.40%, 10/15/17	5,000	5
UnitedHealth Group, Inc., 2.75%, 2/15/23	5,000	5
UnitedHealth Group, Inc., 2.875%, 3/15/22	5,000	5
UnitedHealth Group, Inc., 3.95%, 10/15/42	5,000	5
UnitedHealth Group, Inc., 4.70%, 2/15/21	25,000	29
WellPoint, Inc., 1.875%, 1/15/18	15,000	15
WellPoint, Inc., 3.30%, 1/15/23	20,000	21

Total		284

Machinery (0.1%)
John Deere Capital Corp., 0.70%, 9/4/15	40,000	40
John Deere Capital Corp., 1.20%, 10/10/17	25,000	25
John Deere Capital Corp., 2.25%, 4/17/19	30,000	31
John Deere Capital Corp., 2.80%, 1/27/23	40,000	41
Roper Industries, Inc., 1.85%, 11/15/17	30,000	30
Roper Industries, Inc., 3.125%, 11/15/22	40,000	40

Total		207

Metals/Mining (0.2%)
Barrick Gold Corp., 2.90%, 5/30/16	45,000	47
Barrick Gold Corp., 3.85%, 4/1/22	45,000	48
Barrick North America Finance LLC, 6.80%, 9/15/18	25,000	31
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/22	40,000	40
Newmont Mining Corp., 3.50%, 3/15/22	60,000	62
Newmont Mining Corp., 6.25%, 10/1/39	10,000	12
Rio Tinto Finance USA PLC, 1.625%, 8/21/17	65,000	66
Rio Tinto Finance USA, Ltd., 4.125%, 5/20/21	50,000	55
Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	15,000	20
Teck Resources, Ltd., 3.00%, 3/1/19	30,000	31
Teck Resources, Ltd., 5.20%, 3/1/42	45,000	46

Total		458

Natural Gas Distributors (0.0%)
NiSource Finance Corp., 5.80%, 2/1/42	55,000	63

Total		63

Oil & Gas Field Machines and Services (0.0%)
National Oilwell Varco, Inc., 1.35%, 12/1/17	10,000	10
National Oilwell Varco, Inc., 2.60%, 12/1/22	30,000	31
Rowan Cos., Inc., 4.875%, 6/1/22	50,000	54

Total		95

Oil and Gas (0.7%)
Anadarko Petroleum Corp., 6.375%, 9/15/17	80,000	96
Apache Corp., 4.75%, 4/15/43	25,000	27
BP Capital Markets PLC, 1.846%, 5/5/17	45,000	46
BP Capital Markets PLC, 2.50%, 11/6/22	75,000	74
BP Capital Markets PLC, 4.50%, 10/1/20	10,000	12

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	197

Asset Allocation Portfolio

	Investment Grade Segment (5.5%)	Shares/ $ Par	Value $ (000’s)

	Oil and Gas continued
	BP Capital Markets PLC, 4.75%, 3/10/19	80,000	93
	Canadian Natural Resources, Ltd., 5.70%, 5/15/17	25,000	29
	Canadian Natural Resources, Ltd., 5.85%, 2/1/35	5,000	6
	Canadian Natural Resources, Ltd., 6.45%, 6/30/33	45,000	57
	Cenovus Energy, Inc., 4.45%, 9/15/42	45,000	47
	ConocoPhillips, 6.00%, 1/15/20	85,000	108
	Devon Energy Corp., 1.875%, 5/15/17	25,000	25
	Devon Energy Corp., 3.25%, 5/15/22	35,000	37
	Encana Corp., 3.90%, 11/15/21	30,000	33
	Ensco PLC, 4.70%, 3/15/21	35,000	39
	EOG Resources, Inc., 4.40%, 6/1/20	15,000	17
	Hess Corp., 5.60%, 2/15/41	25,000	30
	Husky Energy, Inc., 3.95%, 4/15/22	55,000	59
	Husky Energy, Inc., 7.25%, 12/15/19	5,000	7
	Marathon Oil Corp., 6.60%, 10/1/37	10,000	13
	Nabors Industries, Inc., 6.15%, 2/15/18	20,000	24
	Noble Energy, Inc., 4.15%, 12/15/21	10,000	11
	Noble Energy, Inc., 6.00%, 3/1/41	15,000	18
	Occidental Petroleum Corp., 4.125%, 6/1/16	20,000	22
	Pemex Project Funding Master Trust, 6.625%, 6/15/35	15,000	19
	Petrohawk Energy Corp., 6.25%, 6/1/19	45,000	51
	Shell International Finance BV, 1.125%, 8/21/17	45,000	45
	Shell International Finance BV, 4.30%, 9/22/19	120,000	139
	Southwestern Energy Co., 4.10%, 3/15/22	30,000	32
	Statoil ASA, 2.45%, 1/17/23	65,000	65
	Suncor Energy, Inc., 6.85%, 6/1/39	15,000	21
	Talisman Energy, Inc., 3.75%, 2/1/21	45,000	48
	Total Capital International SA, 1.50%, 2/17/17	15,000	15
	Total Capital SA, 4.45%, 6/24/20	100,000	116
	Transocean, Inc., 6.375%, 12/15/21	35,000	43
	Weatherford International, Ltd., 5.95%, 4/15/42	70,000	76

	Total		1,600

	Other Finance (0.1%)
	American Express Co., 6.15%, 8/28/17	35,000	42
	American Express Credit Corp., 5.125%, 8/25/14	10,000	11
	Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	45,000	47
	CVS Pass-Through Trust, 6.036%, 12/10/28	37,856	44

	Total		144

	Other Holdings (0.1%)
(f)	Morgan Stanley, 5.40%, 5/15/15 144A	325,416	173

	Total		173

	Other Services (0.1%)
	American Tower Corp., 4.625%, 4/1/15	10,000	11
	American Tower Corp., 7.00%, 10/15/17	15,000	18
	CC Holdings GS V LLC, 3.849%, 4/15/23 144A	35,000	35
	Republic Services, Inc., 5.25%, 11/15/21	25,000	29
	Waste Management, Inc., 2.90%, 9/15/22	30,000	30
	Waste Management, Inc., 4.60%, 3/1/21	30,000	34

	Total		157

	Paper and Forest Products (0.0%)
	Georgia-Pacific LLC, 5.40%, 11/1/20 144A	65,000	77
	Georgia-Pacific LLC, 7.75%, 11/15/29	5,000	7

	Total		84

Investment Grade Segment (5.5%)	Shares/ $ Par	Value $ (000’s)

Property and Casualty Insurance (0.0%)
The Hartford Financial Services Group, Inc., 6.625%, 4/15/42	15,000	19

Total		19

Railroads (0.1%)
Burlington Northern Santa Fe LLC, 3.05%, 3/15/22	75,000	77
Burlington Northern Santa Fe LLC, 3.05%, 9/1/22	25,000	26
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	25,000	27
Canadian National Railway Co., 5.85%, 11/15/17	5,000	6
CSX Corp., 3.70%, 10/30/20	5,000	5
CSX Corp., 4.25%, 6/1/21	15,000	17
CSX Corp., 5.60%, 5/1/17	30,000	35
Norfolk Southern Corp., 2.903%, 2/15/23 144A	48,000	48
Union Pacific Corp., 4.30%, 6/15/42	45,000	48

Total		289

Real Estate Investment Trusts (0.3%)
AvalonBay Communities, Inc., 2.85%, 3/15/23	20,000	20
AvalonBay Communities, Inc., 2.95%, 9/15/22	15,000	15
AvalonBay Communities, Inc., 3.95%, 1/15/21	75,000	81
Boston Properties LP, 3.85%, 2/1/23	40,000	42
BRE Properties, Inc., 5.20%, 3/15/21	35,000	39
BRE Properties, Inc., 5.50%, 3/15/17	15,000	17
Colonial Realty LP, 6.05%, 9/1/16	20,000	22
DDR Corp., 4.75%, 4/15/18	40,000	44
Essex Portfolio LP, 3.625%, 8/15/22 144A	65,000	65
HCP, Inc., 3.75%, 2/1/16	25,000	26
HCP, Inc., 3.75%, 2/1/19	10,000	11
HCP, Inc., 6.00%, 1/30/17	25,000	29
HCP, Inc., 6.70%, 1/30/18	10,000	12
Health Care REIT, Inc., 3.625%, 3/15/16	15,000	16
Health Care REIT, Inc., 4.125%, 4/1/19	60,000	65
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18	65,000	65
Ventas Realty LP/Ventas Capital Corp., 4.25%, 3/1/22	15,000	16
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	35,000	38
WEA Finance LLC, 7.125%, 4/15/18 144A	25,000	31

Total		654

Restaurants (0.1%)
Darden Restaurants, Inc., 3.35%, 11/1/22	10,000	10
Darden Restaurants, Inc., 4.50%, 10/15/21	40,000	43
Darden Restaurants, Inc., 6.20%, 10/15/17	25,000	29
Yum! Brands, Inc., 3.75%, 11/1/21	30,000	32
Yum! Brands, Inc., 3.875%, 11/1/20	25,000	27

Total		141

Retail Food and Drug (0.1%)
CVS Caremark Corp., 6.25%, 6/1/27	40,000	53
Delhaize Group SA, 4.125%, 4/10/19	55,000	57
Delhaize Group SA, 5.70%, 10/1/40	40,000	37
The Kroger Co., 7.50%, 4/1/31	40,000	52
Safeway, Inc., 6.35%, 8/15/17	60,000	68

Total		267

Retail Stores (0.2%)
Costco Wholesale Corp., 1.70%, 12/15/19	90,000	91
The Home Depot, Inc., 5.40%, 3/1/16	50,000	57

The Accompanying Notes are an Integral Part of the Financial Statements.

198	Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (5.5%)	Shares/ $ Par	Value $ (000’s)

Retail Stores continued
Lowe’s Cos., Inc., 3.80%, 11/15/21	10,000	11
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	13,000	15
Macy’s Retail Holdings, Inc., 7.875%, 7/15/15	21,000	25
Nordstrom, Inc., 6.25%, 1/15/18	15,000	18
Nordstrom, Inc., 7.00%, 1/15/38	15,000	21
Target Corp., 6.50%, 10/15/37	15,000	21
Wal-Mart Stores, Inc., 2.80%, 4/15/16	20,000	21
Wal-Mart Stores, Inc., 3.25%, 10/25/20	35,000	38
Wal-Mart Stores, Inc., 3.625%, 7/8/20	15,000	17
Wal-Mart Stores, Inc., 4.875%, 7/8/40	30,000	35

Total		370

Telecommunications (0.3%)
America Movil SAB de CV, 5.00%, 3/30/20	65,000	76
AT&T Corp., 8.00%, 11/15/31	70,000	106
AT&T, Inc., 2.625%, 12/1/22	75,000	75
AT&T, Inc., 2.95%, 5/15/16	50,000	53
AT&T, Inc., 5.55%, 8/15/41	40,000	48
CenturyLink, Inc., 5.15%, 6/15/17	70,000	75
CenturyLink, Inc., 6.45%, 6/15/21	45,000	50
Qwest Corp., 6.50%, 6/1/17	40,000	47
Telefonica Emisiones SAU, 3.729%, 4/27/15	35,000	36
Verizon Communications, Inc., 5.85%, 9/15/35	30,000	38
Verizon Communications, Inc., 6.25%, 4/1/37	30,000	39
Verizon Communications, Inc., 6.35%, 4/1/19	50,000	63

Total		706

Total Investment Grade Segment
(Cost: $11,928)		12,988

Governments (8.0%)

Governments (8.0%)
Canada Government International Bond, 0.875%, 2/14/17	275,000	277
Overseas Private Investment Corp., 4.10%, 11/15/14	25,200	26
US Department of Housing & Urban Development, 6.08%, 8/1/13	10,000	10
US Treasury, 0.25%, 5/31/14	395,000	395
US Treasury, 0.25%, 6/30/14	470,000	470
US Treasury, 0.25%, 8/31/14	6,120,000	6,122
US Treasury, 0.25%, 9/30/14	430,000	430
US Treasury, 0.50%, 7/31/17	960,000	954
US Treasury, 0.625%, 8/31/17	4,205,000	4,201
US Treasury, 0.75%, 6/30/17	435,000	438
US Treasury, 1.625%, 8/15/22	295,000	293
US Treasury, 1.625%, 11/15/22	85,000	84
US Treasury, 1.75%, 5/15/22	430,000	434
US Treasury, 2.75%, 8/15/42	1,085,000	1,048
US Treasury, 3.00%, 5/15/42	255,000	260
US Treasury, 3.125%, 2/15/42	135,000	141
US Treasury, 4.50%, 2/15/36	465,000	612
US Treasury, 5.375%, 2/15/31	1,780,000	2,541

Total Governments
(Cost: $18,743)		18,736

Municipal Bonds (0.5%)

Municipal Bonds (0.5%)
American Municipal Power, Inc., Series 2010, 5.939%, 2/15/47 RB	88,000	102

Municipal Bonds (0.5%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Bay Area Toll Authority San Francisco Bay Area Toll Bridge, Series 2009-F, 6.263%, 4/1/49 RB	5,000	7
Board of Regents of the University of Texas System, Series 2010C, 4.794%, 8/15/46 RB	60,000	71
Board of Regents of the University of Texas System, Series 2009B, 6.276%, 8/15/41 RB	10,000	12
The City of New York, Series C-1, 5.517%, 10/1/37 GO	40,000	49
Connecticut Housing Finance Authority, Series D-2, 5.00%, 11/15/26 RB	45,000	45
Dallas Area Rapid Transit, Series 2010B, 5.022%, 12/1/48 RB	75,000	90
Dallas Independent School District, Series 2010C, 6.45%, 2/15/35 GO, PSF	75,000	94
Dormitory Authority of the State of New York, Series 2010H, 5.389%, 3/15/40 RB	15,000	18
Energy Northwest, Series E, 2.197%, 7/1/19 RB	60,000	62
Los Angeles Unified School District, Series RY, 6.758%, 7/1/34 GO	40,000	53
Metropolitan Transportation Authority, Series 2010C-1, 6.687%, 11/15/40 RB	12,000	16
Metropolitan Transportation Authority, Series 2009C, 7.336%, 11/15/39 RB	35,000	51
Montana Facility Finance Authority, Series 2010A, 4.75%, 5/20/37 RB, GNMA, FHA	110,000	119
New Jersey Turnpike Authority, Series 2009F, 7.414%, 1/1/40 RB	25,000	37
New York City Municipal Water Finance Authority, Series AA, 5.44%, 6/15/43 RB	30,000	38
New York City Municipal Water Finance Authority, Series AA-1, 5.75%, 6/15/41 RB	10,000	13
Port Authority New York & New Jersey, Series 168, 4.926%, 10/1/51 RB	60,000	67
State of California, Series 2010, 5.70%, 11/1/21 GO	80,000	95
State of Illinois, Series 2011, 4.961%, 3/1/16 GO	85,000	93
Texas Transportation Commission, Series 2010A, 4.681%, 4/1/40 GO	23,000	27
University of California Regents Medical Center, Series H, 6.548%, 5/15/48 RB	50,000	67

Total Municipal Bonds
(Cost: $1,047)		1,226

Structured Products (8.8%)

Structured Products (8.8%)
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.253%, 2/14/43 IO	279,444	9
Banc of America Funding Corp., Series 2007-1, Class TA1A, 0.27%, 1/25/37	44,785	24
Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.30%, 5/25/37	52,462	33
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PWR18, Class A2, 5.613%, 6/11/50	56,982	58
Chase Issuance Trust, Series 2012-A5, Class A5, 0.59%, 8/15/17	75,000	75

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	199

Asset Allocation Portfolio

Structured Products (8.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Citigroup Commercial Mortgage Trust, Series 2010-RR3, Class MLSR, 5.737%, 6/14/50 144A	365,000	420
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	13,619	14
CNH Equipment Trust, Series 2012-A, Class A4, 1.38%, 2/15/18	170,000	173
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	85,000	94
Discover Card Master Trust, Series 2012-A1, Class A1, 0.81%, 8/15/17	350,000	352
FDIC Structured Sale Guaranteed Notes, Series 2010-S2, Class 2A, 2.57%, 7/29/47 144A	200,286	203
Federal Home Loan Mortgage Corp., Series K009, Class X1, 1.506%, 8/25/20 IO	1,024,565	85
Federal Home Loan Mortgage Corp., 3.00%, 11/1/21	69,129	73
Federal Home Loan Mortgage Corp., 3.00%, 11/1/25	134,873	142
Federal Home Loan Mortgage Corp., 3.00%, 11/1/26	193,069	203
Federal Home Loan Mortgage Corp., 3.00%, 11/1/42	92,334	97
Federal Home Loan Mortgage Corp., 3.50%, 2/1/26	209,399	220
Federal Home Loan Mortgage Corp., 3.50%, 7/1/26	270,339	284
Federal Home Loan Mortgage Corp., 3.50%, 8/1/26	9,522	10
Federal Home Loan Mortgage Corp., 3.50%, 4/1/42	99,110	106
Federal Home Loan Mortgage Corp., 3.50%, 6/1/42	75,566	81
Federal Home Loan Mortgage Corp., 3.50%, 7/1/42	237,543	254
Federal Home Loan Mortgage Corp., 3.50%, 9/1/42	840,499	897
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	32,363	34
Federal Home Loan Mortgage Corp., 4.00%, 8/1/25	49,163	52
Federal Home Loan Mortgage Corp., 4.00%, 5/1/26	38,605	41
Federal Home Loan Mortgage Corp., 4.00%, 6/1/26	61,532	65
Federal Home Loan Mortgage Corp., 4.00%, 9/1/40	133,175	142
Federal Home Loan Mortgage Corp., 4.00%, 1/1/41	355,304	380

Structured Products (8.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 4.00%, 2/1/41	723,796	773
Federal Home Loan Mortgage Corp., 4.00%, 4/1/41	899,455	961
Federal Home Loan Mortgage Corp., 4.00%, 5/1/41	7,019	8
Federal Home Loan Mortgage Corp., 4.00%, 8/1/41	33,002	35
Federal Home Loan Mortgage Corp., 4.00%, 9/1/41	73,986	79
Federal Home Loan Mortgage Corp., 4.00%, 10/1/41	28,186	30
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	53,941	59
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	92,898	99
Federal Home Loan Mortgage Corp., Series 3065, Class TN, 4.50%, 10/15/33	14,770	15
Federal Home Loan Mortgage Corp., 4.50%, 9/1/39	36,549	39
Federal Home Loan Mortgage Corp., 4.50%, 12/1/39	20,768	22
Federal Home Loan Mortgage Corp., 4.50%, 4/1/40	6,646	7
Federal Home Loan Mortgage Corp., 4.50%, 9/1/40	60,438	65
Federal Home Loan Mortgage Corp., 4.50%, 12/1/40	1,112,651	1,218
Federal Home Loan Mortgage Corp., 4.50%, 1/1/41	577,445	632
Federal Home Loan Mortgage Corp., 4.50%, 2/1/41	11,294	12
Federal Home Loan Mortgage Corp., 4.50%, 4/1/41	45,060	49
Federal Home Loan Mortgage Corp., 4.50%, 5/1/41	212,605	229
Federal Home Loan Mortgage Corp., 4.50%, 6/1/41	70,187	76
Federal Home Loan Mortgage Corp., 4.50%, 7/1/41	753,679	813
Federal Home Loan Mortgage Corp., 4.50%, 8/1/41	14,977	16
Federal Home Loan Mortgage Corp., 5.00%, 11/1/19	64,130	69
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	15,358	17
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	59,058	65
Federal Home Loan Mortgage Corp., 5.00%, 11/1/39	57,683	64
Federal Home Loan Mortgage Corp., 5.00%, 4/1/41	178,826	194
Federal Home Loan Mortgage Corp., 5.00%, 5/1/41	348,697	378

The Accompanying Notes are an Integral Part of the Financial Statements.

200	Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (8.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.00%, 3/1/38	449,241	484
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	14,506	16
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	49,317	53
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	9,621	10
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	72,004	79
Federal Home Loan Mortgage Corp., 5.50%, 4/1/22	117,955	127
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	43,967	48
Federal Home Loan Mortgage Corp., 5.50%, 10/1/35	90,327	98
Federal Home Loan Mortgage Corp., Series K001, Class A2, 5.651%, 4/25/16	201,004	224
Federal Home Loan Mortgage Corp., Series 2840, Class LK, 6.00%, 11/15/17	18,740	19
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	45,235	51
Federal Home Loan Mortgage Corp., 6.00%, 4/1/37	33,446	36
Federal Home Loan Mortgage Corp., 6.00%, 5/1/37	2,877	3
Federal Home Loan Mortgage Corp., 6.00%, 7/1/37	12,863	14
Federal Home Loan Mortgage Corp., 6.00%, 8/1/37	1,782	2
Federal Home Loan Mortgage Corp., 6.00%, 2/1/38	62,457	68
Federal Home Loan Mortgage Corp., 6.00%, 1/1/39	134,148	146
Federal Home Loan Mortgage Corp. TBA, 3.00%, 1/1/43	380,000	397
Federal National Mortgage Association, 3.50%, 2/1/42	45,805	49
Federal National Mortgage Association, 3.50%, 10/1/42	401,009	429
Federal National Mortgage Association, 4.50%, 6/1/19	145,308	160
Federal National Mortgage Association, 4.50%, 12/1/19	12,059	13
Federal National Mortgage Association, 4.50%, 7/1/20	42,037	46
Federal National Mortgage Association, 4.50%, 9/1/24	20,166	22
Federal National Mortgage Association, 4.50%, 11/1/40	194,936	217
Federal National Mortgage Association, 5.00%, 3/1/20	65,384	72

Structured Products (8.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.00%, 5/1/20	103,573	114
Federal National Mortgage Association, 5.00%, 11/1/34	387,343	436
Federal National Mortgage Association, 5.00%, 4/1/35	62,910	71
Federal National Mortgage Association, 5.00%, 7/1/35	190,845	216
Federal National Mortgage Association, 5.00%, 10/1/35	39,116	44
Federal National Mortgage Association, 5.00%, 5/1/38	436,801	473
Federal National Mortgage Association, 5.32%, 4/1/14	99,677	103
Federal National Mortgage Association, Series 2006-M1, Class C, 5.355%, 2/25/16	235,217	243
Federal National Mortgage Association, 5.50%, 4/1/21	43,293	47
Federal National Mortgage Association, 5.50%, 10/1/34	126,603	139
Federal National Mortgage Association, 5.50%, 3/1/35	80,220	91
Federal National Mortgage Association, 5.50%, 9/1/35	421,761	466
Federal National Mortgage Association, 5.50%, 11/1/35	404,954	448
Federal National Mortgage Association, 5.50%, 2/1/37	286,323	317
Federal National Mortgage Association, 5.50%, 11/1/37	221,596	245
Federal National Mortgage Association, 5.50%, 4/1/38	499,162	551
Federal National Mortgage Association, 6.00%, 10/1/34	104,444	117
Federal National Mortgage Association, 6.00%, 11/1/34	148,622	165
Federal National Mortgage Association, 6.00%, 5/1/35	3,303	4
Federal National Mortgage Association, 6.00%, 6/1/35	1,068	1
Federal National Mortgage Association, 6.00%, 7/1/35	80,237	88
Federal National Mortgage Association, 6.00%, 10/1/35	39,953	44
Federal National Mortgage Association, 6.00%, 11/1/35	80,073	89
Federal National Mortgage Association, 6.00%, 9/1/36	32,061	36
Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	208,713	237
Federal National Mortgage Association TBA, 2.50%, 1/1/28	355,000	371

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	201

Asset Allocation Portfolio

Structured Products (8.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association TBA, 3.50%, 1/1/43	15,000	16
Ford Credit Auto Owner Trust, Series 2012-A, Class A4, 1.15%, 6/15/17	65,000	66
Ford Credit Auto Owner Trust, Series 2009-E, Class D, 5.53%, 5/15/16 144A	312,630	327
Ford Credit Auto Owner Trust, Series 2009-D, Class D, 8.14%, 2/15/16 144A	300,000	318
Golden Credit Card Trust, Series 2012-2A, Class A1, 1.77%, 1/15/19 144A	225,000	232
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR, Class CSA, 5.286%, 12/17/39 144A	40,000	45
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class GGA, 5.842%, 7/12/38 144A	30,000	35
Honda Auto Receivables Owner Trust, Series 2012-2, Class A4, 0.91%, 5/15/18	40,000	40
Louisiana Public Facilities Authority, Series 2008, Class A3, 6.55%, 8/1/20	150,000	185
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.25%, 11/25/23	18,050	19
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	14,495	15
Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Class A2A, 0.28%, 1/25/37	111,067	43
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4A, 5.789%, 8/12/45 144A	300,000	350
Oncor Electric Delivery Transition Bond Co., Series 2004-1, Class A3, 5.29%, 5/15/18	106,553	116
Residential Funding Mortgage Securities I, Series 2003-S18, Class A1, 4.50%, 10/25/18	7,110	7
Sequoia Mortgage Trust, Series 2011-2, Class A1, 3.90%, 9/25/41	105,185	108
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.091%, 8/10/49	65,000	68
Washington Mutual Alternative Mortgage Pass-Through Certficates, Series 2006-6, Class 4A, 6.873%, 11/25/34	32,141	32
Wells Fargo Mortgage Backed Securities Trust, Series 2003-12, Class A1, 4.75%, 11/25/18	2,737	3
Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	15,437	16

Total Structured Products
(Cost: $19,684)		20,725

	Below Investment Grade Segment (8.4%)	Shares/ $ Par	Value $ (000’s)

	Aerospace/Defense (0.1%)
	B/E Aerospace, Inc., 5.25%, 4/1/22	35,000	37
	Bombardier, Inc., 5.75%, 3/15/22 144A	20,000	21
	Bombardier, Inc., 7.75%, 3/15/20 144A	35,000	40
	Huntington Ingalls Industries, Inc., 6.875%, 3/15/18	65,000	71
	Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	40,000	43
	TransDigm, Inc., 5.50%, 10/15/20 144A	35,000	36
	Triumph Group, Inc., 8.625%, 7/15/18	40,000	44

	Total		292

	Autos/Vehicle Parts (0.2%)
	American Axle & Manufacturing Holdings, Inc., 6.625%, 10/15/22	15,000	15
	American Axle & Manufacturing Holdings, Inc., 7.875%, 3/1/17	45,000	47
	American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17 144A	16,000	18
	Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	30,000	33
	Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21	40,000	44
	Cooper-Standard Automotive, Inc., 8.50%, 5/1/18	40,000	43
	Exide Technologies, 8.625%, 2/1/18	50,000	42
	General Motors Financial Co., Inc., 4.75%, 8/15/17 144A	50,000	53
	The Goodyear Tire & Rubber Co., 8.25%, 8/15/20	50,000	55
	Navistar International Corp., 8.25%, 11/1/21	55,000	53
	Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625%, 9/1/17 144A	36,000	39
	Visteon Corp., 6.75%, 4/15/19	32,000	34

	Total		476

	Basic Materials (1.1%)
	AK Steel Corp., 7.625%, 5/15/20	20,000	17
	AK Steel Corp., 8.375%, 4/1/22	50,000	43
	AK Steel Corp., 8.75%, 12/1/18 144A	45,000	48
	Aleris International, Inc., 7.625%, 2/15/18	35,000	36
	Aleris International, Inc., 7.875%, 11/1/20 144A	30,000	30
	Alpha Natural Resources, Inc., 6.00%, 6/1/19	65,000	60
	Alpha Natural Resources, Inc., 9.75%, 4/15/18	40,000	43
	ArcelorMittal, 5.75%, 8/5/20	40,000	40
	ArcelorMittal, 6.125%, 6/1/18	95,000	96
	ArcelorMittal, 6.75%, 2/25/22	55,000	58
	Arch Coal, Inc., 8.75%, 8/1/16	10,000	10
	Arch Coal, Inc., 9.875%, 6/15/19 144A	35,000	36
	Ardagh Packaging Finance PLC, 7.375%, 10/15/17 144A	30,000	33
	Ardagh Packaging Finance PLC, 9.125%, 10/15/20 144A	30,000	33
	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 9.125%, 10/15/20 144A	20,000	22
	Berry Plastics Corp., 8.25%, 11/15/15	20,000	21
(c)	BOE Merger Corp., 9.50%, 11/1/17 144A	20,000	20
	Cascades, Inc., 7.875%, 1/15/20	20,000	21
(c)	Catalyst Paper Corp., 11.00%, 10/30/17	16,224	12
	Celanese US Holdings LLC, 4.625%, 11/15/22	90,000	94
	Chemtura Corp., 7.875%, 9/1/18	15,000	16

The Accompanying Notes are an Integral Part of the Financial Statements.

202	Asset Allocation Portfolio

Asset Allocation Portfolio

	Below Investment Grade Segment (8.4%)	Shares/ $ Par	Value $ (000’s)

	Basic Materials continued
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, 12/15/17	45,000	48
	CONSOL Energy, Inc., 8.00%, 4/1/17	40,000	43
	CONSOL Energy, Inc., 8.25%, 4/1/20	100,000	108
	Essar Steel Algoma, Inc., 9.375%, 3/15/15 144A	65,000	59
	FMG Resources (August 2006) Pty, Ltd., 6.00%, 4/1/17 144A	35,000	36
	FMG Resources (August 2006) Pty, Ltd., 6.875%, 2/1/18 144A	25,000	26
	FMG Resources (August 2006) Pty, Ltd., 6.875%, 4/1/22 144A	45,000	46
	FMG Resources (August 2006) Pty, Ltd., 7.00%, 11/1/15 144A	15,000	16
	FMG Resources (August 2006) Pty, Ltd., 8.25%, 11/1/19 144A	55,000	59
	GrafTech International, Ltd., 6.375%, 11/15/20 144A	15,000	16
	Hexion US Finance Corp., 6.625%, 4/15/20	20,000	20
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	60,000	62
	HudBay Minerals, Inc., 9.50%, 10/1/20 144A	20,000	21
	Huntsman International LLC, 4.875%, 11/15/20 144A	65,000	66
	Ineos Finance PLC, 7.50%, 5/1/20 144A	25,000	26
	Ineos Finance PLC, 8.375%, 2/15/19 144A	65,000	70
	Inmet Mining Corp., 7.50%, 6/1/21 144A	10,000	10
	Molycorp, Inc., 10.00%, 6/1/20 144A	65,000	61
	New Gold, Inc., 6.25%, 11/15/22 144A	15,000	16
(d)	Patriot Coal Corp., 8.25%, 4/30/18	25,000	13
	Peabody Energy Corp., 4.75%, 12/15/41	105,000	100
	Peabody Energy Corp., 6.00%, 11/15/18	50,000	53
	Peabody Energy Corp., 6.25%, 11/15/21	65,000	69
	Peabody Energy Corp., 6.50%, 9/15/20	45,000	48
	Quadra FNX Mining, Ltd., 7.75%, 6/15/19 144A	40,000	42
	Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 144A	15,000	15
	Resolute Forest Products, 10.25%, 10/15/18	18,000	21
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 5.75%, 10/15/20 144A	65,000	67
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 6.875%, 2/15/21	55,000	59
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.125%, 4/15/19	30,000	32
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 8.25%, 2/15/21	25,000	25
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.00%, 4/15/19	55,000	57
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.875%, 8/15/19	70,000	75
	Rockwood Specialties Group, Inc., 4.625%, 10/15/20	25,000	26
	Sawgrass Merger Sub, Inc., 8.75%, 12/15/20 144A	15,000	15
	Sealed Air Corp., 6.50%, 12/1/20 144A	15,000	16
	Sealed Air Corp., 8.125%, 9/15/19 144A	20,000	23

Below Investment Grade Segment (8.4%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Sealed Air Corp., 8.375%, 9/15/21 144A	40,000	46
Severstal Columbus LLC, 10.25%, 2/15/18	65,000	68
Steel Dynamics, Inc., 6.125%, 8/15/19 144A	20,000	21
Steel Dynamics, Inc., 6.375%, 8/15/22 144A	20,000	21
Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	15,000	12
United States Steel Corp., 7.375%, 4/1/20	30,000	32
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75%, 2/1/19	30,000	11

Total		2,565

Builders/Building Materials (0.1%)
KB Home, 7.25%, 6/15/18	40,000	44
KB Home, 9.10%, 9/15/17	20,000	23
USG Corp., 7.875%, 3/30/20 144A	35,000	39
Vulcan Materials Co., 6.40%, 11/30/17	45,000	49

Total		155

Capital Goods (0.1%)
Case New Holland, Inc., 7.875%, 12/1/17	20,000	24
CNH Capital LLC, 3.875%, 11/1/15 144A	15,000	15
CNH Capital LLC, 6.25%, 11/1/16	20,000	22
JMC Steel Group, 8.25%, 3/15/18 144A	25,000	26
The Manitowoc Co., Inc., 5.875%, 10/15/22	15,000	15
SPX Corp., 6.875%, 9/1/17	45,000	50
Terex Corp., 6.00%, 5/15/21	30,000	32
United Rentals North America, Inc., 5.75%, 7/15/18 144A	15,000	16
United Rentals North America, Inc., 6.125%, 6/15/23	15,000	16
United Rentals North America, Inc., 7.375%, 5/15/20 144A	20,000	22

Total		238

Consumer Products/Retailing (0.3%)
AMC Networks, Inc., 4.75%, 12/15/22	30,000	30
AutoNation, Inc., 5.50%, 2/1/20	25,000	27
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 144A	20,000	21
Hanesbrands, Inc., 6.375%, 12/15/20	60,000	66
Levi Strauss & Co., 6.875%, 5/1/22	35,000	38
Levi Strauss & Co., 7.625%, 5/15/20	30,000	33
Limited Brands, Inc., 5.625%, 2/15/22	95,000	103
Limited Brands, Inc., 8.50%, 6/15/19	15,000	18
PVH Corp., 4.50%, 12/15/22	15,000	15
Revlon Consumer Products Corp., 9.75%, 11/15/15	50,000	53
Rite Aid Corp., 7.50%, 3/1/17	31,000	32
Rite Aid Corp., 10.375%, 7/15/16	35,000	37
Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19	20,000	22
Spectrum Brands Escrow Corp., 6.375%, 11/15/20 144A	5,000	5
Spectrum Brands Escrow Corp., 6.625%, 11/15/22 144A	5,000	5
Spectrum Brands, Inc., 9.50%, 6/15/18	30,000	34
SUPERVALU, Inc., 7.50%, 11/15/14	30,000	29
SUPERVALU, Inc., 8.00%, 5/1/16	50,000	48
Toys R US Property Co. I LLC, 10.75%, 7/15/17	30,000	32
Toys R US Property Co. II LLC, 8.50%, 12/1/17	20,000	21
Toys R US, Inc., 7.375%, 9/1/16 144A	20,000	20

Total		689

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	203

Asset Allocation Portfolio

Below Investment Grade Segment (8.4%)	Shares/ $ Par	Value $ (000’s)

Energy (1.9%)
Access Midstream Partners LP/ACMP Finance Corp., 4.875%, 5/15/23	85,000	86
Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 7/15/22	30,000	32
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	15,000	16
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	55,000	59
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 6.625%, 10/1/20 144A	35,000	37
Atwood Oceanics, Inc., 6.50%, 2/1/20	15,000	16
Bill Barrett Corp., 7.00%, 10/15/22	25,000	26
Bill Barrett Corp., 7.625%, 10/1/19	45,000	47
Bristow Group, Inc., 6.25%, 10/15/22	15,000	16
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	20,000	21
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	50,000	54
Chaparral Energy, Inc., 8.25%, 9/1/21	40,000	43
Chesapeake Energy Corp., 2.50%, 5/15/37	100,000	90
Chesapeake Energy Corp., 6.125%, 2/15/21	75,000	78
Chesapeake Energy Corp., 6.875%, 11/15/20	55,000	60
Chesapeake Energy Corp., 9.50%, 2/15/15	45,000	51
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 144A	40,000	38
Cimarex Energy Co., 5.875%, 5/1/22	55,000	60
CITGO Petroleum Corp., 11.50%, 7/1/17 144A	40,000	46
Compagnie Generale de Geophysique-Veritas, 9.50%, 5/15/16	60,000	64
Comstock Resources, Inc., 7.75%, 4/1/19	30,000	30
Comstock Resources, Inc., 9.50%, 6/15/20	55,000	59
Concho Resources, Inc., 5.50%, 4/1/23	30,000	31
Continental Resources, Inc., 5.00%, 9/15/22	105,000	113
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 2/15/18	50,000	54
Denbury Resources, Inc., 8.25%, 2/15/20	30,000	34
Drill Rigs Holdings, Inc., 6.50%, 10/1/17 144A	50,000	50
El Paso LLC, 7.00%, 6/15/17	25,000	29
El Paso LLC, 7.25%, 6/1/18	70,000	81
El Paso LLC, 7.75%, 1/15/32	40,000	47
El Paso Pipeline Partners Operating Co. LLC, 4.70%, 11/1/42	20,000	20
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/1/21	70,000	79
Energy Transfer Equity LP, 7.50%, 10/15/20	85,000	98
EP Energy LLC/EP Energy Finance, Inc., 9.375%, 5/1/20	35,000	39
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 9/1/22	15,000	16
Exterran Holdings, Inc., 7.25%, 12/1/18	60,000	64
Forest Oil Corp., 7.25%, 6/15/19	55,000	55
Forest Oil Corp., 7.50%, 9/15/20 144A	30,000	31
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/1/20 144A	15,000	16
Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 4/15/21 144A	20,000	22
Hilcorp Energy I LP/Hilcorp Finance Co., 8.00%, 2/15/20 144A	35,000	38
Hornbeck Offshore Services, Inc., 5.875%, 4/1/20	20,000	21
Inergy Midstream LP/NRGM Finance Corp., 6.00%, 12/15/20 144A	20,000	21
Key Energy Services, Inc., 6.75%, 3/1/21	40,000	40

Below Investment Grade Segment (8.4%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 144A	60,000	66
Kodiak Oil & Gas Corp., 8.125%, 12/1/19	55,000	61
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19 144A	65,000	65
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19	90,000	91
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/1/21	35,000	37
Magnum Hunter Resources Corp., 9.75%, 5/15/20 144A	70,000	73
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.50%, 2/15/23	50,000	54
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	50,000	54
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	20,000	22
MEG Energy Corp., 6.375%, 1/30/23 144A	45,000	47
Newfield Exploration Co., 5.625%, 7/1/24	20,000	22
Newfield Exploration Co., 6.875%, 2/1/20	60,000	64
Newfield Exploration Co., 7.125%, 5/15/18	65,000	69
NGPL PipeCo LLC, 9.625%, 6/1/19 144A	15,000	17
Northern Tier Energy LLC/Northern Tier Finance Corp., 7.125%, 11/15/20 144A	20,000	21
Oasis Petroleum, Inc., 6.50%, 11/1/21	75,000	80
Offshore Group Investment, Ltd., 7.50%, 11/1/19 144A	70,000	71
Offshore Group Investment, Ltd., 11.50%, 8/1/15	34,000	37
OGX Austria GmbH, 8.50%, 6/1/18 144A	55,000	49
Oil States International, Inc., 5.125%, 1/15/23 144A	45,000	46
Oil States International, Inc., 6.50%, 6/1/19	25,000	27
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20 144A	35,000	38
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.375%, 6/1/20 144A	50,000	54
Petroleum Geo-Services ASA, 7.375%, 12/15/18 144A	40,000	43
Plains Exploration & Production Co., 6.125%, 6/15/19	20,000	22
Plains Exploration & Production Co., 6.625%, 5/1/21	40,000	44
Plains Exploration & Production Co., 6.75%, 2/1/22	25,000	28
Plains Exploration & Production Co., 8.625%, 10/15/19	55,000	63
QEP Resources, Inc., 5.25%, 5/1/23	30,000	32
QEP Resources, Inc., 5.375%, 10/1/22	25,000	27
QEP Resources, Inc., 6.875%, 3/1/21	30,000	35
Range Resources Corp., 5.00%, 8/15/22	35,000	37
Range Resources Corp., 5.75%, 6/1/21	35,000	37
Regency Energy Partners LP/Regency Energy Finance Corp., 5.50%, 4/15/23	20,000	21
Rosetta Resources, Inc., 9.50%, 4/15/18	45,000	50
Samson Investment Co., 9.75%, 2/15/20 144A	85,000	90
SandRidge Energy, Inc., 7.50%, 3/15/21	65,000	70
SandRidge Energy, Inc., 7.50%, 2/15/23	30,000	32
SandRidge Energy, Inc., 8.00%, 6/1/18 144A	35,000	37
SandRidge Energy, Inc., 9.875%, 5/15/16	30,000	32
SESI LLC, 6.375%, 5/1/19	45,000	48
SM Energy Co., 6.50%, 11/15/21	20,000	21
SM Energy Co., 6.50%, 1/1/23	20,000	21

The Accompanying Notes are an Integral Part of the Financial Statements.

204	Asset Allocation Portfolio

Asset Allocation Portfolio

	Below Investment Grade Segment (8.4%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	SM Energy Co., 6.625%, 2/15/19	35,000	37
	Swift Energy Co., 7.875%, 3/1/22 144A	15,000	16
	Swift Energy Co., 8.875%, 1/15/20	25,000	27
	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25%, 5/1/23 144A	35,000	36
	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/1/22 144A	25,000	27
	Tesoro Corp., 4.25%, 10/1/17	20,000	21
	Tesoro Corp., 5.375%, 10/1/22	20,000	21
	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/1/20 144A	20,000	21
	Trinidad Drilling, Ltd., 7.875%, 1/15/19 144A	40,000	42
	Unit Corp., 6.625%, 5/15/21 144A	35,000	36
	Venoco, Inc., 8.875%, 2/15/19	25,000	23
	W&T Offshore, Inc., 8.50%, 6/15/19 144A	35,000	38
	W&T Offshore, Inc., 8.50%, 6/15/19	40,000	43
	WPX Energy, Inc., 5.25%, 1/15/17	65,000	69
	WPX Energy, Inc., 6.00%, 1/15/22	45,000	48

	Total		4,488

	Financials (0.8%)
	AerCap Aviation Solutions BV, 6.375%, 5/30/17	40,000	42
	Air Lease Corp., 5.625%, 4/1/17	45,000	48
	Aircastle, Ltd., 6.25%, 12/1/19 144A	20,000	21
	Aircastle, Ltd., 6.75%, 4/15/17	25,000	27
	Aircastle, Ltd., 7.625%, 4/15/20	15,000	17
	Ally Financial, Inc., 4.625%, 6/26/15	25,000	26
	Ally Financial, Inc., 5.50%, 2/15/17	45,000	48
	Ally Financial, Inc., 7.50%, 9/15/20	90,000	109
	Ally Financial, Inc., 8.00%, 3/15/20	45,000	55
	AWAS Aviation Capital, Ltd., 7.00%, 10/17/16 144A	16,160	17
	CIT Group, Inc., 4.25%, 8/15/17	60,000	62
	CIT Group, Inc., 4.75%, 2/15/15 144A	65,000	67
	CIT Group, Inc., 5.00%, 5/15/17	35,000	37
	CIT Group, Inc., 5.00%, 8/15/22	45,000	48
	CIT Group, Inc., 5.25%, 3/15/18	10,000	11
	CIT Group, Inc., 5.375%, 5/15/20	45,000	49
	CIT Group, Inc., 5.50%, 2/15/19 144A	30,000	33
	E*TRADE Financial Corp., 6.00%, 11/15/17	55,000	56
	E*TRADE Financial Corp., 6.375%, 11/15/19	30,000	31
	E*TRADE Financial Corp., 6.75%, 6/1/16	50,000	53
	Eksportfinans ASA, 2.00%, 9/15/15	250,000	239
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16	55,000	57
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	25,000	27
(c)	Igloo Holdings Corp., 8.25%, 12/15/17 144A	20,000	20
	International Lease Finance Corp., 5.75%, 5/15/16	55,000	58
	International Lease Finance Corp., 6.25%, 5/15/19	40,000	42
	International Lease Finance Corp., 7.125%, 9/1/18 144A	40,000	46
	International Lease Finance Corp., 8.625%, 9/15/15	15,000	17
	International Lease Finance Corp., 8.75%, 3/15/17	55,000	63
	International Lease Finance Corp., 8.875%, 9/1/17	40,000	47
	JPMorgan Chase & Co., 7.90%, 4/29/49	35,000	40
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	35,000	8
(d)	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18	25,000	6
	Regions Financial Corp., 7.75%, 11/10/14	15,000	17

	Below Investment Grade Segment (8.4%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	SLM Corp., 6.00%, 1/25/17	55,000	59
	SLM Corp., 8.00%, 3/25/20	105,000	120
	SLM Corp., 8.45%, 6/15/18	25,000	29

	Total		1,752

	Foods (0.2%)
(c)	Alphabet Holding Co., Inc., 7.75%, 11/1/17 144A	15,000	15
	Bumble Bee Acquisition Corp., 9.00%, 12/15/17 144A	23,000	25
	Constellation Brands, Inc., 6.00%, 5/1/22	10,000	12
	Cott Beverages, Inc., 8.125%, 9/1/18	20,000	22
	Cott Beverages, Inc., 8.375%, 11/15/17	20,000	22
	Dean Foods Co., 7.00%, 6/1/16	45,000	49
	Dean Foods Co., 9.75%, 12/15/18	50,000	58
	Dole Food Co., Inc., 8.00%, 10/1/16 144A	25,000	26
	Dole Food Co., Inc., 13.875%, 3/15/14	30,000	33
	JBS Finance II, Ltd., 8.25%, 1/29/18 144A	40,000	42
	JBS USA LLC/JBS USA Finance, Inc., 7.25%, 6/1/21 144A	35,000	35
	Land O’ Lakes, Inc., 6.00%, 11/15/22 144A	45,000	49
	Post Holdings, Inc., 7.375%, 2/15/22 144A	5,000	6
	Smithfield Foods, Inc., 6.625%, 8/15/22	40,000	44
	TreeHouse Foods, Inc., 7.75%, 3/1/18	25,000	27

	Total		465

	Gaming/Leisure/Lodging (0.4%)
	AMC Entertainment, Inc., 8.75%, 6/1/19	55,000	61
	Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20	60,000	59
	Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18	78,000	52
	Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	55,000	59
	Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18	40,000	29
	Chester Downs & Marina LLC, 9.25%, 2/1/20 144A	40,000	39
	Cinemark USA, Inc., 5.125%, 12/15/22 144A	10,000	10
	The Geo Group, Inc., 6.625%, 2/15/21	35,000	39
	MGM Resorts International, 6.75%, 10/1/20 144A	30,000	31
	MGM Resorts International, 7.625%, 1/15/17	70,000	75
	MGM Resorts International, 7.75%, 3/15/22	30,000	32
	MGM Resorts International, 8.625%, 2/1/19 144A	50,000	56
	Penn National Gaming, Inc., 8.75%, 8/15/19	40,000	46
	Regal Entertainment Group, 9.125%, 8/15/18	40,000	45
	Royal Caribbean Cruises, Ltd., 5.25%, 11/15/22	20,000	21
	Scientific Games International, Inc., 6.25%, 9/1/20 144A	45,000	46
	Scientific Games International, Inc., 9.25%, 6/15/19	25,000	28
	Seminole Indian Tribe of Florida, 7.75%, 10/1/17 144A	55,000	59
	Speedway Motorsports, Inc., 6.75%, 2/1/19	30,000	32
	Speedway Motorsports, Inc., 8.75%, 6/1/16	50,000	53
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 5/1/20	35,000	40

	Total		912

	Health Care/Pharmaceuticals (0.7%)
	Biomet, Inc., 6.50%, 8/1/20 144A	40,000	43
	Biomet, Inc., 6.50%, 10/1/20 144A	25,000	25

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	205

Asset Allocation Portfolio

Below Investment Grade Segment (8.4%)	Shares/ $ Par	Value $ (000’s)

Health Care/Pharmaceuticals continued
Centene Corp., 5.75%, 6/1/17	75,000	81
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	30,000	31
CHS/Community Health Systems, Inc., 7.125%, 7/15/20	45,000	48
CHS/Community Health Systems, Inc., 8.00%, 11/15/19	55,000	60
Elan Finance PLC/Elan Finance Corp., 6.25%, 10/15/19 144A	65,000	68
Endo Health Solutions, Inc., 7.00%, 7/15/19	15,000	16
Endo Health Solutions, Inc., 7.25%, 1/15/22	30,000	32
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19 144A	85,000	91
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22 144A	55,000	60
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 144A	10,000	11
HCA Holdings, Inc., 6.25%, 2/15/21	20,000	20
HCA Holdings, Inc., 7.75%, 5/15/21	35,000	38
HCA, Inc., 5.875%, 3/15/22	25,000	27
HCA, Inc., 6.50%, 2/15/20	80,000	90
HCA, Inc., 7.25%, 9/15/20	85,000	94
HCA, Inc., 7.875%, 2/15/20	25,000	28
HCA, Inc., 8.00%, 10/1/18	30,000	35
HCA, Inc., 8.50%, 4/15/19	50,000	56
HCA, Inc., 9.875%, 2/15/17	7,000	7
Health Management Associates, Inc., 6.125%, 4/15/16	45,000	49
Health Management Associates, Inc., 7.375%, 1/15/20	25,000	27
Hologic, Inc., 6.25%, 8/1/20 144A	10,000	11
MPT Operating Partnership LP/MPT Finance Corp., 6.375%, 2/15/22	40,000	42
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	40,000	43
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 144A	55,000	58
Service Corp. International, 4.50%, 11/15/20	15,000	15
Service Corp. International, 7.00%, 5/15/19	30,000	33
Service Corp. International, 8.00%, 11/15/21	15,000	18
Tenet Healthcare Corp., 6.25%, 11/1/18	40,000	44
Tenet Healthcare Corp., 8.875%, 7/1/19	35,000	39
Valeant Pharmaceuticals International, 6.50%, 7/15/16 144A	70,000	74
Valeant Pharmaceuticals International, 6.75%, 10/1/17 144A	55,000	59
Valeant Pharmaceuticals International, 6.875%, 12/1/18 144A	65,000	70
Vanguard Health Systems, Inc., 0.00%, 2/1/16	1,000	1
VPI Escrow Corp., 6.375%, 10/15/20 144A	40,000	43
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	50,000	53

Total		1,640

Media (0.9%)
Cablevision Systems Corp., 7.75%, 4/15/18	45,000	50
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/23	75,000	75
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21	10,000	11
CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	55,000	59
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	55,000	60

	Below Investment Grade Segment (8.4%)	Shares/ $ Par	Value $ (000’s)

	Media continued
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20	20,000	22
	CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18	20,000	22
	Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375%, 9/15/20 144A	55,000	57
	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	25,000	25
	CSC Holdings LLC, 7.625%, 7/15/18	40,000	46
	CSC Holdings LLC, 7.875%, 2/15/18	22,000	26
	CSC Holdings LLC, 8.625%, 2/15/19	25,000	30
(c)	Dex One Corp., 14.00%, 1/29/17	59,010	20
	DISH DBS Corp., 5.00%, 3/15/23 144A	175,000	175
	DISH DBS Corp., 5.875%, 7/15/22	40,000	43
	DISH DBS Corp., 6.75%, 6/1/21	80,000	91
	DISH DBS Corp., 7.125%, 2/1/16	85,000	95
	DISH DBS Corp., 7.875%, 9/1/19	50,000	59
	Hughes Satellite Systems Corp., 6.50%, 6/15/19	40,000	44
	Hughes Satellite Systems Corp., 7.625%, 6/15/21	25,000	28
	Inmarsat Finance PLC, 7.375%, 12/1/17 144A	15,000	16
	Intelsat Jackson Holdings SA, 7.25%, 4/1/19	50,000	54
	Intelsat Jackson Holdings SA, 7.25%, 10/15/20	50,000	54
	Intelsat Jackson Holdings SA, 8.50%, 11/1/19	75,000	84
(c)	Intelsat Luxembourg SA, 11.50%, 2/4/17	90,000	96
	Lamar Media Corp., 5.00%, 5/1/23 144A	50,000	51
	LIN Television Corp., 6.375%, 1/15/21 144A	30,000	32
	Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19	50,000	55
	Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18	45,000	50
	QVC, Inc., 5.125%, 7/2/22 144A	15,000	16
	QVC, Inc., 7.375%, 10/15/20 144A	30,000	33
	QVC, Inc., 7.50%, 10/1/19 144A	55,000	61
	Sinclair Television Group, Inc., 6.125%, 10/1/22 144A	10,000	11
	Sirius XM Radio, Inc., 5.25%, 8/15/22 144A	15,000	15
	Starz LLC/Starz Finance Corp., 5.00%, 9/15/19 144A	15,000	15
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 144A	55,000	57
	Univision Communications, Inc., 6.75%, 9/15/22 144A	35,000	36
	Univision Communications, Inc., 7.875%, 11/1/20 144A	20,000	22
	UPCB Finance V, Ltd., 7.25%, 11/15/21 144A	55,000	61
	Videotron Ltee, 5.00%, 7/15/22	80,000	84
	Virgin Media Finance PLC, 8.375%, 10/15/19	17,000	19
	WMG Acquisition Corp., 6.00%, 1/15/21 144A	10,000	11
	WMG Acquisition Corp., 11.50%, 10/1/18	50,000	58
	XM Satellite Radio, Inc., 7.625%, 11/1/18 144A	55,000	61

	Total		2,090

	Other Holdings (0.0%)
(n)*	General Motors Co. Escrow, 7.20%, 1/15/13	30,000	-
(n)*	General Motors Co. Escrow, 8.375%, 7/15/33	260,000	-

	Total		-

	Real Estate (0.0%)
	DuPont Fabros Technology LP, 8.50%, 12/15/17	40,000	44

	Total		44

The Accompanying Notes are an Integral Part of the Financial Statements.

206	Asset Allocation Portfolio

Asset Allocation Portfolio

	Below Investment Grade Segment (8.4%)	Shares/ $ Par	Value $ (000’s)

	Services (0.1%)
(c)	ARAMARK Holdings Corp., 8.625%, 5/1/16 144A	15,000	15
	Clean Harbors, Inc., 5.125%, 6/1/21 144A	15,000	15
	Clean Harbors, Inc., 5.25%, 8/1/20	30,000	31
	FTI Consulting, Inc., 6.00%, 11/15/22 144A	20,000	21
	HDTFS, Inc., 5.875%, 10/15/20 144A	15,000	16
	HDTFS, Inc., 6.25%, 10/15/22 144A	10,000	11
	Mobile Mini, Inc., 7.875%, 12/1/20	65,000	71
	Trans Union LLC/TransUnion Financing Corp., 11.375%, 6/15/18	40,000	47

	Total		227

	Technology (0.4%)
	Amkor Technology, Inc., 6.375%, 10/1/22 144A	25,000	25
	Amkor Technology, Inc., 6.625%, 6/1/21	25,000	25
	Equinix, Inc., 7.00%, 7/15/21	25,000	28
	Equinix, Inc., 8.125%, 3/1/18	35,000	39
	Fidelity National Information Services, Inc., 5.00%, 3/15/22	65,000	70
	First Data Corp., 6.75%, 11/1/20 144A	70,000	71
	First Data Corp., 7.375%, 6/15/19 144A	50,000	52
	First Data Corp., 8.25%, 1/15/21 144A	25,000	25
	First Data Corp., 9.875%, 9/24/15	65,000	66
(c)	First Data Corp., 10.55%, 9/24/15	38,382	39
	Freescale Semiconductor, Inc., 9.25%, 4/15/18 144A	30,000	33
	Freescale Semiconductor, Inc., 10.125%, 3/15/18 144A	71,000	78
	Iron Mountain, Inc., 7.75%, 10/1/19	45,000	51
	Iron Mountain, Inc., 8.375%, 8/15/21	10,000	11
	Jabil Circuit, Inc., 4.70%, 9/15/22	40,000	42
	MEMC Electronic Materials, Inc., 7.75%, 4/1/19	25,000	21
	NCR Corp., 4.625%, 2/15/21 144A	55,000	55
	NCR Corp., 5.00%, 7/15/22 144A	10,000	10
	Nuance Communications, Inc., 5.375%, 8/15/20 144A	45,000	47
	Seagate HDD Cayman, 7.75%, 12/15/18	45,000	49
	SunGard Data Systems, Inc., 7.375%, 11/15/18	55,000	59
	SunGard Data Systems, Inc., 7.625%, 11/15/20	65,000	71
	West Corp., 11.00%, 10/15/16	30,000	31

	Total		998

	Telecommunications (0.8%)
	Cincinnati Bell, Inc., 8.25%, 10/15/17	50,000	54
	Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/1/40 144A	35,000	38
	Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 144A	20,000	22
	Clearwire Communications LLC/Clearwire Finance, Inc., 14.75%, 12/1/16 144A	45,000	62
	Cricket Communications, Inc., 7.75%, 10/15/20	100,000	102
	Crown Castle International Corp., 5.25%, 1/15/23 144A	35,000	37
	CyrusOne LP/CyrusOne Finance Corp., 6.375%, 11/15/22 144A	15,000	16
	Digicel Group, Ltd., 8.25%, 9/30/20 144A	20,000	22
	Frontier Communications Corp., 8.125%, 10/1/18	30,000	34
	Frontier Communications Corp., 8.25%, 4/15/17	70,000	81
	Frontier Communications Corp., 8.50%, 4/15/20	55,000	63
	Frontier Communications Corp., 8.75%, 4/15/22	30,000	35
	Frontier Communications Corp., 9.25%, 7/1/21	30,000	35
	GCI, Inc., 8.625%, 11/15/19	70,000	74
	MetroPCS Wireless, Inc., 6.625%, 11/15/20	30,000	32

	Below Investment Grade Segment (8.4%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications continued
	MetroPCS Wireless, Inc., 7.875%, 9/1/18	50,000	54
	NII Capital Corp., 7.625%, 4/1/21	75,000	57
	NII Capital Corp., 8.875%, 12/15/19	115,000	91
	PAETEC Holding Corp., 8.875%, 6/30/17	30,000	32
	SBA Communications Corp., 5.625%, 10/1/19 144A	35,000	37
	SBA Telecommunications, Inc., 5.75%, 7/15/20 144A	30,000	32
	SBA Telecommunications, Inc., 8.25%, 8/15/19	23,000	26
	Sprint Capital Corp., 6.90%, 5/1/19	35,000	38
	Sprint Nextel Corp., 6.00%, 12/1/16	40,000	44
	Sprint Nextel Corp., 6.00%, 11/15/22	60,000	62
	Sprint Nextel Corp., 7.00%, 3/1/20 144A	35,000	41
	Sprint Nextel Corp., 7.00%, 8/15/20	30,000	33
	Sprint Nextel Corp., 8.375%, 8/15/17	85,000	99
	Sprint Nextel Corp., 9.00%, 11/15/18 144A	70,000	86
	Sprint Nextel Corp., 9.125%, 3/1/17	35,000	41
	Sprint Nextel Corp., 11.50%, 11/15/21	50,000	68
	tw telecom holdings, Inc., 5.375%, 10/1/22 144A	20,000	21
(c)	Wind Acquisition Holding Finance SA, 12.25%, 7/15/17 144A	89,244	91
	Windstream Corp., 7.00%, 3/15/19	65,000	66
	Windstream Corp., 7.75%, 10/15/20	25,000	27
	Windstream Corp., 7.875%, 11/1/17	50,000	56

	Total		1,809

	Transportation (0.0%)
	Continental Airlines, Inc., 6.75%, 9/15/15 144A	45,000	47
	Kansas City Southern de Mexico SAB de CV, 8.00%, 2/1/18	35,000	39

	Total		86

	Utilities (0.3%)
	The AES Corp., 7.75%, 10/15/15	10,000	11
	The AES Corp., 8.00%, 10/15/17	35,000	40
	The AES Corp., 8.00%, 6/1/20	45,000	52
	Calpine Corp., 7.50%, 2/15/21 144A	59,000	65
	Calpine Corp., 7.875%, 7/31/20 144A	63,000	71
	DPL, Inc., 6.50%, 10/15/16	40,000	42
	DPL, Inc., 7.25%, 10/15/21	20,000	21
	GenOn Americas Generation LLC, 8.50%, 10/1/21	25,000	29
	IPALCO Enterprises, Inc., 5.00%, 5/1/18	60,000	63
	NRG Energy, Inc., 7.625%, 1/15/18	80,000	89
	NRG Energy, Inc., 7.625%, 5/15/19	55,000	59
	NRG Energy, Inc., 8.25%, 9/1/20	5,000	6
	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 144A	81,000	83
	NV Energy, Inc., 6.25%, 11/15/20	25,000	29
	Puget Energy, Inc., 5.625%, 7/15/22	125,000	135

	Total		795

	Total Below Investment Grade Segment
	(Cost: $18,657)		19,721

	Investment Companies (16.6%)

	Investment Companies (16.6%)
	iShares Barclays MBS Bond Fund	7,840	847
	iShares MSCI EAFE Index Fund	57,000	3,239

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	207

Asset Allocation Portfolio

	Investment Companies (16.6%)	Shares/ $ Par	Value $ (000’s)

	Investment Companies continued
	iShares MSCI Emerging Markets Index	13,750	610
	iShares Russell 2000 Index Fund	17,020	1,435
	iShares Russell Midcap Index Fund	10,303	1,165
	Market Vectors Junior Gold Miners ETF	6,150	122
(q)	Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio	996,877	1,055
(q)	Northwestern Mutual Series Fund, Inc., International Equity Portfolio	4,058,755	7,281
(q)	Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	19,780,175	16,437
	SPDR S&P Biotech ETF	3,350	294
	SPDR S&P MidCap 400 ETF Trust	17,719	3,291
	Vanguard Emerging Markets ETF	33,990	1,513
	Vanguard MSCI EAFE	52,970	1,866

	Total Investment Companies
	(Cost: $34,908)		39,155

	Short-Term Investments (12.3%)

	Autos (1.3%)
	American Honda Finance Corp., 0.14%, 1/25/13	3,000,000	3,000

	Total		3,000

	Commercial Banks US (1.9%)
(b)	Bank of America NA, 0.20%, 1/3/13	3,000,000	3,000
	BP Capital Markets PLC, 0.512%, 2/8/13	900,000	900
	BP Capital Markets PLC, 0.512%, 5/7/13	700,000	701

	Total		4,601

	Consumer Products/Retailing (1.3%)
	Wal-Mart Stores, Inc., 0.10%, 1/30/13	3,000,000	3,000

	Total		3,000

	Electronics (1.3%)
(b)	International Business Machines Corp., 0.05%, 1/2/13	3,000,000	3,000

	Total		3,000

	Federal Government & Agencies (0.4%)
(b)	Federal Home Loan Mortgage Corp., 0.12%, 3/4/13	1,000,000	1,000

	Total		1,000

	Short-Term Investments (12.3%)	Shares/ $ Par	Value $ (000’s)

	Finance Services (2.5%)
	Alpine Securitization Corp., 0.18%, 1/9/13	3,000,000	3,000
(k)	Govco LLC, 0.23%, 1/22/13	3,000,000	2,999

	Total		5,999

	Personal Credit Institutions (1.2%)
	Chariot Funding LLC, 0.21%, 3/28/13	3,000,000	2,999

	Total		2,999

	Restaurants (1.1%)
	Darden Restaurants, Inc., 0.28%, 1/2/13	2,500,000	2,500

	Total		2,500

	Retail Food and Drug (1.3%)
	CVS Caremark Corp., 0.28%, 1/2/13	3,000,000	3,000

	Total		3,000

	Total Short-Term Investments
	(Cost: $29,097)		29,099

	Total Investments (100.1%)
	(Cost: $217,287)(a)		235,905

	Other Assets, Less
	Liabilities (-0.1%)		(143)

	Net Assets (100.0%)		235,762

The Accompanying Notes are an Integral Part of the Financial Statements.

208	Asset Allocation Portfolio

Asset Allocation Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012 the value of these securities (in thousands) was $9,380 representing 4.0% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

FHA — Federal Housing Authority

GNMA — Government National Mortgage Association

PSF — Permanent School Fund

(a)	At December 31, 2012 the aggregate cost of securities for federal tax purposes (in thousands) was $217,741 and the net unrealized appreciation of investments based on that cost was $18,164 which is comprised of $20,893 aggregate gross unrealized appreciation and $2,729 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
British Pound Currency Futures (Short) (Total Notional Value at December 31, 2012, $3,515)	35	3/13	$(38)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2012, $6,568)	92	3/13	(36)
US Five Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2012, $374)	3	3/13	(1)
US Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2012, $2,242)	15	3/13	30
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2012, $534)	4	3/13	2
US Two Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2012, $2,646)	12	3/13	- (m)

(c)	PIK — Payment In Kind

(d)	Defaulted Security

(f)	Foreign Bond — par value is foreign denominated

— Morgan Stanley — Brazilian Real

(h)	Forward foreign currency contracts outstanding on December 31, 2012.

Type	Counterparty	Currency	Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Barclays Bank PLC	EUR	4,550	2/13	$-	$(117)	$(117)

					$-	$(117)	$(117)

EUR — Euro

(j)	Swap agreements outstanding on December 31, 2012.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
MSCI Daily Net EAFE Index	Credit Suisse International	3-Month USD LIBOR -15 Basis Points (Bps)	MSCI Daily Net EAFE Index Total Return	8/13	5,105	$370

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	209

Asset Allocation Portfolio

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Russell Midcap Growth Index	Bank of America, N.A.	Russell Midcap Growth Index Total Return	3-Month USD LIBOR - 33 Bps	5/13	10,991	$(415)
Russell Midcap Index	Credit Suisse International	3-Month USD LIBOR - 15 Bps	Russell Midcap Index Total Return	8/13	2,008	105
Russell Midcap Value Index	Bank of America, N.A.	3-Month USD LIBOR - 26 Bps	Russell Midcap Value Index Total Return	5/13	11,504	481

						$541

(k)	Securities with an aggregate value of $2,999 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2012.

(m)	Amount is less than one thousand.

(n)	Security valued in good faith by the Board of Directors.

(q)	Affiliated Company

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2012. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$93,978	$-	$21
Foreign Common Stocks	-	-	1
Preferred Stocks	166	89	-
Government & US Agency Bonds	-	18,736	-
Foreign Bonds	-	173	-
Municipal Bonds	-	1,226	-
Corporate Bonds	-	32,536	-
Structured Products	-	20,522	203
Investment Companies	39,155	-	-
Short-Term Investments	-	29,099	-
Other Financial Instruments^
Futures	32	-	-
Total Return Swaps	-	956	-
Liabilities:
Other Financial Instruments^
Futures	(75)	-	-
Forward Currency Contracts	-	(117)	-
Total Return Swaps	-	(415)	-
Total	$133,256	$102,805	$225

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

210	Asset Allocation Portfolio

Benchmark Definitions (unaudited)

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

33%: Barclays® Global Aggregate - Credit Component, Hedged USD, Merrill Lynch® Global High- Yield BB-B Rated Constrained Index and JPMorgan® EMBI Global - The benchmark is an equally weighted blend of the following three indices: Barclays Capital® Global Aggregate - Credit Component, Hedged USD, Merrill Lynch® Global High Yield BB-B Rated Constrained Index and JPMorgan® EMBI Global. The Barclays Capital® Global Aggregate - Credit Component, Hedged USD Index provides a broad-based measure of the global investment-grade fixed income markets. The Merrill Lynch® Global High Yield BB-B Rated Constrained Index tracks the performance of below investment-grade bonds of corporate issuers domiciled in countries having an investment-grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. dollars, Canadian dollars, sterling, and euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment-grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-basis. The index is re-balanced on the last calendar day of the month. JPMorgan® EMBI Global tracks total returns for United States Dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country.

Asset Allocation Portfolio Blended Composite - The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 3000® Index (50%), the MSCI® All Country World (ex-US) Index (15%), the Barclays® U.S. Aggregate Index (25%), and the Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (10%).

Balanced Portfolio Blended Composite - The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 3000® Index (40%), the MSCI® All Country World (ex-US) Index (10%), the Barclays® U.S. Aggregate Index (45%) and the Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (5%).

Barclays® U.S. Aggregate 1-3 Years Index - The Barclays® U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years.

Barclays® U.S. Aggregate Index - The Barclays® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Barclays® U.S. Corporate High Yield 2% Issuer Capped Index - The Barclays® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Barclays® Global Credit Hedged USD Index - The Barclays® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Barclays® Long-Term U.S. Treasury Index - The Barclays® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index - The Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

Benchmark Definitions	211

Benchmark Definitions (unaudited)

Dow Jones-UBS Commodity Index Total ReturnSM - The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 22 physical commodities. The DJ- UBS Index is rebalanced as of the beginning of each calendar year so that as of that time no single commodity constitutes more than 15% or less than 2% of the Index, and each related group of commodities represented in the Index is limited to 33%. However, following this rebalancing and for the remainder of the calendar year these percentages may change so that a single commodity may constitute a lesser or greater percentage of the Index and different sectors may represent different proportions of the Index.

Lipper® Variable Insurance Products (VIP) Average - Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. Source: Lipper®, Inc.

Morningstar® Insurance Fund Category Averages - Each Morningstar® category average is an equal-weighted category return. The calculation is simply the average of the returns at the end of the period for all the underlying variable insurance funds in a given category. Source: Morningstar®, Inc.

MSCI EAFE® (Europe-Australasia-Far-East) Index - The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSCI® All Country World (ex-US) Index - The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index - The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index - The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000® Growth Index - The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index - The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 2000® Growth Index - The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000® Value Index - The Russell 2000® Value Index is an unmanaged index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, market-capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 3000® Index - The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell MidCap® Growth Index - The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Value Index - The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

212	Benchmark Definitions

Benchmark Definitions (unaudited)

S&P 500® Index - The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P MidCap 400® Index - The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index - The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

Benchmark Definitions	213

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2012 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Assets
Unaffiliated Investments, at Value (1)	$533,305	$374,289	$384,324	$78,818	$1,702,331
Affiliated Investments, at Value (2)	-	-	-	-	-
Investments in Repurchase Agreements, at Value (3)	-	-	-	-	-
Cash & Cash Equivalents	81	14,266	92	-	49
Foreign Currency, at Value (4)	-	-	-	-	-
Cash Collateral for Derivative Positions	-	-	-	-	-
Receivable for Portfolio Shares Sold	135	415	132	13	430
Receivable for Investment Securities Sold	-	-	-	-	-
Receivable for Treasury Roll Transactions	-	-	-	-	-
Futures Variation Margin	428	-	123	-	531
Outstanding Options Written, at Value (6)	-	-	-	-	-
Outstanding Swap Contracts, at Value (8)	-	-	-	-	-
Receivable for Foreign Currency	-	-	-	-	-
Prepaid Expenses and Other Assets	6	5	4	1	19
Dividends and Interest Receivable	258	68	374	108	1,867

Total Assets	534,213	389,043	385,049	78,940	1,705,227

Liabilities
Payable for Portfolio Shares Redeemed	168	160	195	33	400
Payable for Investment Securities Purchased	-	-	-	141	-
Payable for Treasury Roll Transactions	-	-	-	-	-
Futures Variation Margin	-	-	-	-	-
Outstanding Options Written, at Value (6)	-	-	-	-	-
Securities Sold Short, at Value (7)	-	-	-	-	-
Outstanding Swap Contracts, at Value (9)	-	-	-	-	-
Payable for Foreign Currency	-	-	-	-	-
Collateral from Counterparty	-	-	-	-	-
Collateral for Securities on Loan (5)	-	-	-	-	-
Investment Advisory Fees	192	228	143	48	288
Compliance Fees Payable	4	4	3	3	3
Deferred Income for Treasury Roll Transactions	-	-	-	-	-
Accrued Expenses	34	31	29	15	65

Total Liabilities	398	423	370	240	756

Net Assets	$533,815	$388,620	$384,679	$78,700	$1,704,471

Represented By:
Aggregate Paid in Capital (10) (11)	$411,494	$298,298	$350,755	$78,086	$1,210,184
Undistributed Net Investment Income (Loss)	5,017	2,567	5,722	54	35,516
Undistributed Accumulated Net Realized Gain (Loss)	51,868	(2,927)	(9,691)	13	29,692
Net Unrealized Appreciation (Depreciation)	65,436	90,682	37,893	547	429,079

Net Assets for Shares Outstanding (10) (11)	$533,815	$388,620	$384,679	$78,700	$1,704,471

Net Asset Value, Offering and Redemption Price per Share	$2 .35	$2 .09	$1 .34	$0 .83	$2 .84

(1) Unaffiliated Investments, at Cost	$467,777	$283,607	$346,404	$78,271	$1,273,261
(2) Affiliated Investments, at Cost	-	-	-	-	-
(3) Investments in Repurchase Agreements, at Cost	-	-	-	-	-
(4) Foreign Currency, at Cost	-	-	-	-	-
(5) Securities on Loan	-	-	-	-	-
(6) Premiums Received on Options Written	-	-	-	-	-
(7) Proceeds Received from Short Sales	-	-	-	-	-
(8) Premiums Paid on Swap Contracts	-	-	-	-	-
(9) Premiums Received from Swap Contracts	-	-	-	-	-
(10) Shares Outstanding	227,570	185,808	287,509	94,884	600,269
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

214	Statements of Assets and Liabilities

Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio

$87,126	$399,552	$408,569	$827,740	$475,208	$162,520	$379,491	$73,508	$409,797
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	68	102	71	-	88	99	75
9	-	-	-	-	-	-	-	-
-	-	-	-	-	-	1,150	-	-
12	94	590	130	112	207	92	37	275
471	-	-	-	4,744	1,447	22	307	153
-	-	-	-	-	-	-	-	-
-	-	-	1,347	240	-	574	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
1	5	5	10	5	2	4	1	4
124	827	467	289	306	238	20	47	296

87,743	400,478	409,699	829,618	480,686	164,414	381,441	73,999	410,600

26	201	78	265	143	37	124	4	80
542	-	269	-	1,360	1,007	4,871	247	538
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
192	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	1	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
49	189	222	354	101	116	177	10	288
3	3	4	3	3	3	3	3	3
-	-	-	-	-	-	-	-	-
16	27	29	43	38	27	40	13	43

828	420	602	665	1,645	1,191	5,215	277	952

$86,915	$400,058	$409,097	$828,953	$479,041	$163,223	$376,226	$73,722	$409,648

$82,895	$434,298	$368,605	$672,708	$378,051	$150,518	$386,651	$66,470	$293,449
77	8,767	7,979	3,305	5,967	2,891	2,246	53	5,972
(6,172)	(56,245)	(2,338)	37,189	17,087	(273)	(43,846)	(393)	1,420
10,115	13,238	34,851	115,751	77,936	10,087	31,175	7,591	108,807

$86,915	$400,058	$409,097	$828,953	$479,041	$163,223	$376,226	$73,722	$409,648

$0 .84	$0 .98	$1 .34	$3 .26	$1 .49	$1 .30	$1 .88	$1 .01	$1 .89

$77,013	$386,313	$373,719	$712,460	$397,358	$152,432	$348,668	$65,916	$300,991
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
9	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
194	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
103,558	409,673	304,529	254,148	320,918	125,290	199,931	73,223	216,680
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	215

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2012 (in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Money Market Portfolio
Assets
Unaffiliated Investments, at Value (1)	$329,348	$258,332	$1,424,935	$253,257	$481,521
Affiliated Investments, at Value (2)	-	-	-	-	-
Investments in Repurchase Agreements, at Value (3)	-	-	-	-	-
Cash & Cash Equivalents	222	3,859	59,520	3,045	90
Foreign Currency, at Value (4)	104	36	58	24	-
Cash Collateral for Derivative Positions	-	-	-	-	-
Receivable for Portfolio Shares Sold	278	488	674	493	1,611
Receivable for Investment Securities Sold	-	4	-	80	-
Receivable for Treasury Roll Transactions	-	-	-	-	-
Futures Variation Margin	-	-	-	-	-
Outstanding Options Written, at Value (6)	-	-	-	-	-
Outstanding Swap Contracts, at Value (8)	-	-	-	-	-
Receivable for Foreign Currency	-	-	-	1	-
Prepaid Expenses and Other Assets	4	2	16	2	6
Dividends and Interest Receivable	171	394	2,012	171	590

Total Assets	330,127	263,115	1,487,215	257,073	483,818

Liabilities
Payable for Portfolio Shares Redeemed	91	8	459	22	307
Payable for Investment Securities Purchased	-	1,554	-	169	-
Payable for Treasury Roll Transactions	-	-	-	-	-
Futures Variation Margin	-	-	-	-	-
Outstanding Options Written, at Value (6)	-	-	-	-	-
Securities Sold Short, at Value (7)	-	-	-	-	-
Outstanding Swap Contracts, at Value (9)	-	-	-	-	-
Payable for Foreign Currency	-	3	-	-	-
Collateral from Counterparty	-	-	-	-	-
Collateral for Securities on Loan (5)	-	-	-	-	-
Investment Advisory Fees	180	184	741	239	60
Compliance Fees Payable	3	3	4	3	4
Deferred Income for Treasury Roll Transactions	-	-	-	-	-
Accrued Expenses	135	95	315	164	10

Total Liabilities	409	1,847	1,519	597	381

Net Assets	$329,718	$261,268	$1,485,696	$256,476	$483,437

Represented By:
Aggregate Paid in Capital (10) (11)	$358,273	$246,913	$1,259,675	$233,773	$483,025
Undistributed Net Investment Income (Loss)	5,268	420	35,439	2,343	415
Undistributed Accumulated Net Realized Gain (Loss)	(69,988)	(15,326)	421	(905)	(3)
Net Unrealized Appreciation (Depreciation)	36,165	29,261	190,161	21,265	–

Net Assets for Shares Outstanding (10) (11)	$329,718	$261,268	$1,485,696	$256,476	$483,437

Net Asset Value, Offering and Redemption Price per Share	$1 .21	$0 .83	$1 .79	$1 .06	$1 .00

(1) Unaffiliated Investments, at Cost	$293,144	$229,061	$1,234,794	$231,934	$481,521
(2) Affiliated Investments, at Cost	-	-	-	-	-
(3) Investments in Repurchase Agreements, at Cost	-	-	-	-	-
(4) Foreign Currency, at Cost	104	36	59	24	-
(5) Securities on Loan	-	-	-	-	-
(6) Premiums Received on Options Written	-	-	-	-	-
(7) Proceeds Received from Short Sales	-	-	-	-	-
(8) Premiums Paid on Swap Contracts	-	-	-	-	-
(9) Premiums Received from Swap Contracts	-	-	-	-	-
(10) Shares Outstanding	272,788	313,911	828,078	242,330	483,437
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

216	Statements of Assets and Liabilities

Short-Term Bond Portfolio	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$144,277	$1,772,016	$137,343	$253,498	$455,790	$345,057	$2,127,641	$211,132
-	-	-	-	-	-	159,445	24,773
-	-	48,400	-	-	23,200	-	-
147	295	37	-	105	1,085	582	74
-	-	-	-	-	454	-	-
-	-	-	-	-	-	890	-
277	1,508	54	463	242	341	678	55
279	10,206	-	-	-	3,526	7,351	1,098
-	-	77	-	-	-	-	-
20	258	-	-	-	-	1,935	160
-	-	-	-	-	-	-	-
-	-	-	252	-	5,861	9,020	958
-	-	-	203	-	238	-	-
4	19	2	11	4	4	-	3
386	8,292	727	1,227	6,826	4,965	7,755	709

145,390	1,792,594	186,640	255,654	462,967	384,731	2,315,267	238,962

6	251	133	25	805	36	993	629
279	39,493	-	-	998	473	16,529	1,903
-	-	72,219	-	-	-	-	-
-	-	5	-	-	17	-	-
-	-	-	-	-	54	-	-
-	-	-	-	-	3,518	-	-
-	-	-	634	-	1,604	4,927	417
-	-	-	663	-	1,120	738	117
-	-	1,000	-	-	4,945	780	-
-	67,069	-	-	-	-	50,496	-
43	426	53	120	169	242	536	89
3	4	3	3	3	3	3	3
-	-	69	-	-	-	-	-
23	58	22	33	50	63	63	42

354	107,301	73,504	1,478	2,025	12,075	75,035	3,200

$145,036	$1,685,293	$113,136	$254,176	$460,942	$372,656	$2,240,232	$235,762

$144,557	$1,576,044	$112,295	$229,290	$437,787	$332,699	$1,941,315	$214,253
273	38,848	23	2,822	27,546	13,550	73,431	6,893
(1,243)	9,934	(4,667)	4,902	(33,313)	2,364	74,711	(4,384)
1,449	60,467	5,485	17,162	28,922	24,043	150,775	19,000

$145,036	$1,685,293	$113,136	$254,176	$460,942	$372,656	$2,240,232	$235,762

$1 .03	$1 .30	$1 .07	$1 .22	$0 .75	$1 .14	$1 .51	$1 .13

$142,879	$1,712,081	$131,846	$235,497	$426,867	$322,867	$2,001,862	$195,904
-	-	-	-	-	-	137,484	21,383
-	-	48,400	-	-	23,200	-	-
-	-	-	-	-	454	-	-
-	65,470	-	-	-	-	49,501	-
-	-	-	-	-	45	-	-
-	-	-	-	-	3,516	-	-
-	-	-	-	-	2,835	-	-
-	-	-	-	-	1,330	-	-
141,299	1,292,843	105,935	208,584	613,468	325,515	1,486,784	208,339
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	3,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	217

Consolidated Statement of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2012 (in thousands)

Commodities Return Strategy Portfolio
Assets
Unaffiliated Investments, at Value (1)	$149,520
Affiliated Investments, at Value (2)	-
Investments in Repurchase Agreements, at Value (3)	-
Cash & Cash Equivalents	3,098
Foreign Currency, at Value (4)	-
Cash Collateral for Derivative Positions	-
Receivable for Portfolio Shares Sold	343
Receivable for Investment Securities Sold	-
Receivable for Treasury Roll Transactions	-
Futures Variation Margin	-
Outstanding Options Written, at Value (6)	-
Outstanding Swap Contracts, at Value (8)	109
Receivable for Foreign Currency	-
Prepaid Expenses and Other Assets	4
Dividends and Interest Receivable	299

Total Assets	153,373

Liabilities
Payable for Portfolio Shares Redeemed	15
Payable for Investment Securities Purchased	-
Payable for Treasury Roll Transactions	-
Futures Variation Margin	-
Outstanding Options Written, at Value (6)	-
Securities Sold Short, at Value (7)	-
Outstanding Swap Contracts, at Value (9)	7
Payable for Foreign Currency	-
Collateral from Counterparty	-
Collateral for Securities on Loan (5)	-
Investment Advisory Fees	103
Compliance Fees Payable	3
Deferred Income for Treasury Roll Transactions	-
Accrued Expenses	37

Total Liabilities	165

Net Assets	$153,208

Represented By:
Aggregate Paid in Capital (10) (11)	$153,142
Undistributed Net Investment Income (Loss)	(101)
Undistributed Accumulated Net Realized Gain (Loss)	-
Net Unrealized Appreciation (Depreciation)	167

Net Assets for Shares Outstanding (10) (11)	$153,208

Net Asset Value, Offering and Redemption Price per Share	$0.79

(1) Unaffiliated Investments, at Cost	$149,454
(2) Affiliated Investments, at Cost	-
(3) Investments in Repurchase Agreements, at Cost	-
(4) Foreign Currency, at Cost	-
(5) Securities on Loan	-
(6) Premiums Received on Options Written	-
(7) Proceeds Received from Short Sales	-
(8) Premiums Paid on Swap Contracts	-
(9) Premiums Received from Swap Contracts	-
(10) Shares Outstanding	194,346
(11) Shares Authorized, $.01 Par Value	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

218	Consolidated Statement of Assets and Liabilities

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219

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2012 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio	Large Company Value Portfolio
Investment Income
Income
Interest	$58	$20	$36	$-	$30	$-
Unaffiliated Dividends (1)	7,325	5,200	7,477	1,422	39,379	2,254

Total Income	7,383	5,220	7,513	1,422	39,409	2,254

Expenses
Investment Advisory Fees	2,349	2,755	1,731	581	3,375	582
Custodian Fees	16	19	16	11	38	17
Shareholder Reporting Fees	51	46	38	8	99	7
Audit Fees	22	22	22	22	21	22
Valuation Services	1	-	-	1	3	2
Compliance Fees	9	10	9	10	9	9
Directors Fees	13	13	13	13	13	13
Professional Fees	6	6	6	9	7	9
Trade Name Fees	-	-	-	-	60	-
Other Expenses	11	6	7	1	31	1

Total Expenses	2,478	2,877	1,842	656	3,656	662

Less Waived Fees:
Paid by Affiliate	(39)	(223)	(11)	(25)	(37)	(24)

Net Expenses	2,439	2,654	1,831	631	3,619	638

Net Investment Income (Loss)	4,944	2,566	5,682	791	35,790	1,616
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	60,082	(1,412)	33,646	15,674	34,809	3,125
Affiliated Investment Securities	-	-	-	-	-	-
Futures Contracts	2,517	-	2,566	-	3,560	15
Options Written	99	-	7	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	182	(51)

Net Realized Gain (Loss) on Investments	62,698	(1,412)	36,219	15,674	38,551	3,089

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(1,214)	60,768	1,553	(6,031)	170,013	7,190
Futures Contracts	(232)	-	(443)	-	(695)	1
Options Written	-	-	-	-	-	-
Short Sales	-	-	-	-	-	2
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	-	(4)

Net Change in Unrealized Appreciation (Depreciation) of Investments	(1,446)	60,768	1,110	(6,031)	169,318	7,189

Net Gain (Loss) on Investments	61,252	59,356	37,329	9,643	207,869	10,278

Net Increase (Decrease) in Net Assets Resulting from Operations	$66,196	$61,922	$43,011	$10,434	$243,659	$11,894

(1) Net of Foreign Dividend Tax	$4	$46	$-	$17	$29	$9

The Accompanying Notes are an Integral Part of the Financial Statements.

220	Statements of Operations

Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio

$1	$19	$108	$32	$2	$54	$12	$8
11,217	10,513	7,630	7,279	4,457	1,777	1,126	9,401

11,218	10,532	7,738	7,311	4,459	1,831	1,138	9,409

2,220	2,363	4,464	1,174	1,233	2,165	167	3,298
10	18	17	28	36	21	41	9
38	42	74	46	34	65	9	78
22	22	23	21	22	22	21	22
1	2	1	2	2	1	3	1
10	9	9	9	9	10	9	10
13	13	13	13	13	13	13	13
6	6	6	7	6	6	10	6
-	-	-	31	-	-	10	-
7	6	16	9	2	7	1	7

2,327	2,481	4,623	1,340	1,357	2,310	284	3,444

(12)	(12)	(190)	(21)	(12)	(16)	(53)	(17)

2,315	2,469	4,433	1,319	1,345	2,294	231	3,427

8,903	8,063	3,305	5,992	3,114	(463)	907	5,982

74,949	12,436	83,309	15,185	6,277	40,170	1,196	2,348
-	-	-	-	-	-	-	-
-	-	7,728	5,307	-	688	-	-
-	-	-	-	-	72	-	-
-	-	-	-	-	1,438	891	-
-	(1)	-	-	(140)	-	-	-

74,949	12,435	91,037	20,492	6,137	42,368	2,087	2,348

(30,765)	35,614	1,128	49,638	12,655	(6,981)	6,172	49,986
-	-	(23)	(1,064)	-	309	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	33	-	-
-	1	-	-	(18)	-	-	-

(30,765)	35,615	1,105	48,574	12,637	(6,639)	6,172	49,986

44,184	48,050	92,142	69,066	18,774	35,729	8,259	52,334

$53,087	$56,113	$95,447	$75,058	$21,888	$35,266	$9,166	$58,316

$83	$78	$(5)	$-	$11	$-	$-	$6

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations	221

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2012 (in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Money Market Portfolio	Short-Term Bond Portfolio
Investment Income
Income
Interest	$10	$5	$16	$4	$1,082	$2,357
Unaffiliated Dividends (1)	8,079	5,337	43,280	5,387	-	-
Affiliated Dividends	-	-	-	-	-	-

Total Income	8,089	5,342	43,296	5,391	1,082	2,357

Expenses
Investment Advisory Fees	1,982	1,570	8,792	2,315	1,391	509
Custodian Fees	253	335	745	569	8	15
Shareholder Reporting Fees	56	20	132	40	19	15
Audit Fees	23	23	23	23	13	24
Valuation Services	-	-	-	-	1	12
Compliance Fees	9	10	10	9	9	10
Directors Fees	13	13	13	13	13	13
Professional Fees	42	52	93	56	2	9
Interest Expense	-	-	-	-	-	-
Other Expenses	6	2	25	3	9	3

Total Expenses	2,384	2,025	9,833	3,028	1,465	610

Less Waived Fees:
Paid by Affiliate	(16)	(11)	(761)	(13)	(1,059)	(12)

Net Expenses	2,368	2,014	9,072	3,015	406	598

Net Investment Income (Loss)	5,721	3,328	34,224	2,376	676	1,759
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	(7,449)	(772)	22,758	1,078	(3)	2,573
Affiliated Investment Securities	-	-	-	-	-	-
Futures Contracts	-	-	-	-	-	(924)
Options Written	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	(347)	25	(949)	(97)	-	19

Net Realized Gain (Loss) on Investments	(7,796)	(747)	21,809	981	(3)	1,668

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	51,546	31,304	212,544	30,258	-	(671)
Futures Contracts	-	-	-	-	-	207
Options Written	-	-	-	-	-	-
Short Sales	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	4	3	30	2	-	(56)

Net Change in Unrealized Appreciation (Depreciation) of Investments	51,550	31,307	212,574	30,260	-	(520)

Net Gain (Loss) on Investments	43,754	30,560	234,383	31,241	(3)	1,148

Net Increase (Decrease) in Net Assets Resulting from Operations	$49,475	$33,888	$268,607	$33,617	$673	$2,907

(1) Net of Foreign Dividend Tax	$178	$229	$1,372	$200	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

222	Statements of Operations

Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$41,874	$3,512	$5,545	$29,106	$14,959	$37,675	$3,114
-	-	-	339	-	15,724	2,153
-	-	-	-	-	2,482	382

41,874	3,512	5,545	29,445	14,959	55,881	5,649

4,769	640	1,228	1,835	2,351	6,732	1,280
23	8	26	26	66	61	69
85	10	27	71	31	54	9
16	29	22	25	27	16	24
65	6	27	31	83	81	77
10	10	9	9	10	9	10
13	13	13	13	13	13	13
3	11	30	6	12	4	6
-	42	-	-	-	-	-
30	2	3	8	5	44	4

5,014	771	1,385	2,024	2,598	7,014	1,492

(46)	(10)	(22)	(24)	(34)	(277)	(207)

4,968	761	1,363	2,000	2,564	6,737	1,285

36,906	2,751	4,182	27,445	12,395	49,144	4,364

40,925	(1,512)	5,336	175	2,467	146,429	20,348
-	-	-	-	-	2	-
(3,291)	305	33	-	1,026	16,677	2,000
-	(1)	-	-	70	(93)	(11)
-	-	(29)	-	2,814	9,773	1,153
331	-	524	-	76	1,829	223

37,965	(1,208)	5,864	175	6,453	174,617	23,713

654	2,838	5,228	26,650	22,388	(918)	(1,544)
765	(53)	-	-	(901)	(2,189)	(250)
-	-	-	-	(61)	-	-
20	-	-	-	(3)	-	-
-	-	964	-	2,675	(10,701)	(1,363)
(568)	-	(1,466)	-	(1,881)	(2,739)	(372)

871	2,785	4,726	26,650	22,217	(16,547)	(3,529)

38,836	1,577	10,590	26,825	28,670	158,070	20,184

$75,742	$4,328	$14,772	$54,270	$41,065	$207,214	$24,548

$-	$-	$-	$-	$-	$6	$1

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations	223

Consolidated Statement of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2012 (in thousands)

Commodities Return Strategy Portfolio
Investment Income
Income
Interest	$267

Total Income	267

Expenses
Investment Advisory Fees	999
Custodian Fees	24
Shareholder Reporting Fees	21
Audit Fees	32
Valuation Services	4
Compliance Fees	9
Directors Fees	13
Professional Fees	17
Other Expenses	2

Total Expenses	1,121

Less Waived Fees:
Paid by Affiliate	(13)

Net Expenses	1,108

Net Investment Income (Loss)	(841)
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	30
Affiliated Investment Securities	-
Futures Contracts	-
Options Written	-
Swap Contracts	(3,140)
Foreign Currency Transactions	-

Net Realized Gain (Loss) on Investments	(3,110)

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	44
Futures Contracts	-
Options Written	-
Short Sales	-
Swap Contracts	331
Foreign Currency Transactions	-

Net Change in Unrealized Appreciation (Depreciation) of Investments	375

Net Gain (Loss) on Investments	(2,735)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,576)

The Accompanying Notes are an Integral Part of the Financial Statements.

224	Consolidated Statement of Operations

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225

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Growth Stock Portfolio		Focused Appreciation Portfolio		Large Cap Core Stock Portfolio
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets
Operations
Net Investment Income (Loss)	$4,944	$3,564	$2,566	$1,011	$5,682	$5,001
Net Realized Gain (Loss) on Investments	62,698	19,509	(1,412)	7,925	36,219	20,272
Net Change in Unrealized Appreciation (Depreciation) of Investments	(1,446)	(29,373)	60,768	(27,889)	1,110	(29,763)

Net Increase (Decrease) in Net Assets Resulting from Operations	66,196	(6,300)	61,922	(18,953)	43,011	(4,490)

Distributions to Shareholders from:
Net Investment Income	(3,139)	(4,271)	(1,010)	(572)	(4,738)	(4,523)
Net Realized Gain on Investments	-	-	-	-	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(3,139)	(4,271)	(1,010)	(572)	(4,738)	(4,523)

Capital Transactions:
Shares Sold	22,764	26,974	66,064	51,848	19,247	20,093
Reinvestment of Distributions Paid	3,139	4,271	1,010	572	4,738	4,523
Shares Redeemed	(69,152)	(63,539)	(44,486)	(38,972)	(54,648)	(46,864)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(43,249)	(32,294)	22,588	13,448	(30,663)	(22,248)

Total Increase (Decrease) in Net Assets	19,808	(42,865)	83,500	(6,077)	7,610	(31,261)
Net Assets
Beginning of Period	514,007	556,872	305,120	311,197	377,069	408,330

End of Period	$533,815	$514,007	$388,620	$305,120	$384,679	$377,069

Undistributed Net Investment Income (Loss)	$5,017	$3,564	$2,567	$1,011	$5,722	$5,001

Portfolio Share Transactions:
Shares Sold	9,822	12,604	32,803	28,437	14,617	16,154
Reinvestment of Distributions Paid	1,334	2,066	491	328	3,570	3,866
Shares Redeemed	(29,689)	(29,525)	(22,199)	(21,095)	(41,515)	(37,694)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(18,533)	(14,855)	11,095	7,670	(23,328)	(17,674)

The Accompanying Notes are an Integral Part of the Financial Statements.

226	Statements of Changes in Net Assets

Large Cap Blend Portfolio		Index 500 Stock Portfolio		Large Company Value Portfolio		Domestic Equity Portfolio
For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

$791	$554	$35,790	$30,082	$1,616	$1,212	$8,903	$9,031
15,674	2,876	38,551	31,098	3,089	2,620	74,949	21,196
(6,031)	(4,883)	169,318	(29,380)	7,189	(2,732)	(30,765)	(26,738)

10,434	(1,453)	243,659	31,800	11,894	1,100	53,087	3,489

(736)	(550)	(29,810)	(27,053)	(1,609)	(1,205)	(8,652)	(8,356)
(3,145)	-	(30,519)	(36,188)	-	-	-	-

(3,881)	(550)	(60,329)	(63,241)	(1,609)	(1,205)	(8,652)	(8,356)

8,359	14,157	84,780	91,690	16,192	16,229	19,983	29,017
3,881	549	60,329	63,241	1,609	1,205	8,652	8,356
(9,361)	(7,212)	(193,769)	(179,476)	(10,845)	(8,666)	(58,823)	(55,132)

2,879	7,494	(48,660)	(24,545)	6,956	8,768	(30,188)	(17,759)

9,432	5,491	134,670	(55,986)	17,241	8,663	14,247	(22,626)

69,268	63,777	1,569,801	1,625,787	69,674	61,011	385,811	408,437

$78,700	$69,268	$1,704,471	$1,569,801	$86,915	$69,674	$400,058	$385,811

$54	$4	$35,516	$29,810	$77	$125	$8,767	$9,031

10,144	18,402	30,570	34,976	20,250	22,075	21,305	32,868
4,694	733	21,584	26,296	1,922	1,642	9,059	10,228
(11,477)	(9,315)	(69,725)	(68,428)	(13,598)	(11,612)	(62,470)	(62,599)

3,361	9,820	(17,571)	(7,156)	8,574	12,105	(32,106)	(19,503)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	227

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Equity Income Portfolio		Mid Cap Growth Stock Portfolio		Index 400 Stock Portfolio
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets
Operations
Net Investment Income (Loss)	$8,063	$5,743	$3,305	$1,048	$5,992	$4,306
Net Realized Gain (Loss) on Investments	12,435	5,210	91,037	(6,543)	20,492	19,243
Net Change in Unrealized Appreciation (Depreciation) of Investments	35,615	(12,839)	1,105	(48,275)	48,574	(31,452)

Net Increase (Decrease) in Net Assets Resulting from Operations	56,113	(1,886)	95,447	(53,770)	75,058	(7,903)

Distributions to Shareholders from:
Net Investment Income	(5,715)	(4,374)	(1,047)	(2,086)	(4,278)	(4,083)
Net Realized Gain on Investments	—	—	—	—	(20,389)	(26,147)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(5,715)	(4,374)	(1,047)	(2,086)	(24,667)	(30,230)

Capital Transactions:
Shares Sold	83,503	76,511	24,202	29,235	26,484	35,323
Reinvestment of Distributions Paid	5,715	4,374	1,047	2,086	24,667	30,230
Shares Redeemed	(37,440)	(27,011)	(103,478)	(104,611)	(61,896)	(59,037)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	51,778	53,874	(78,229)	(73,290)	(10,745)	6,516

Total Increase (Decrease) in Net Assets	102,176	47,614	16,171	(129,146)	39,646	(31,617)
Net Assets
Beginning of Period	306,921	259,307	812,782	941,928	439,395	471,012

End of Period	$409,097	$306,921	$828,953	$812,782	$479,041	$439,395

Undistributed Net Investment Income (Loss)	$7,979	$5,761	$3,305	$1,048	$5,967	$4,306

Portfolio Share Transactions:
Shares Sold	65,567	65,084	7,606	9,447	18,148	23,947
Reinvestment of Distributions Paid	4,409	3,980	328	724	17,420	23,218
Shares Redeemed	(29,259)	(22,560)	(32,457)	(33,646)	(42,730)	(40,242)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	40,717	46,504	(24,523)	(23,475)	(7,162)	6,923

The Accompanying Notes are an Integral Part of the Financial Statements.

228	Statements of Changes in Net Assets

Mid Cap Value Portfolio		Small Cap Growth Stock Portfolio		Index 600 Stock Portfolio		Small Cap Value Portfolio
For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

$3,114	$1,975	$(463)	$(831)	$907	$318	$5,982	$1,820
6,137	12,913	42,368	52,430	2,087	2,286	2,348	8,486
12,637	(15,155)	(6,639)	(62,051)	6,172	(2,123)	49,986	(14,914)

21,888	(267)	35,266	(10,452)	9,166	481	58,316	(4,608)

(2,021)	(2,135)	-	(1,448)	(1,766)	(385)	(1,466)	(2,251)
-	-	-	-	(1,713)	(1,522)	(4,508)	-

(2,021)	(2,135)	-	(1,448)	(3,479)	(1,907)	(5,974)	(2,251)

34,700	23,891	15,904	28,480	17,563	12,499	40,451	42,410
2,021	2,135	-	1,448	3,479	1,907	5,974	2,251
(17,622)	(17,497)	(54,303)	(57,634)	(7,019)	(4,959)	(51,685)	(49,495)

19,099	8,529	(38,399)	(27,706)	14,023	9,447	(5,260)	(4,834)

38,966	6,127	(3,133)	(39,606)	19,710	8,021	47,082	(11,693)

124,257	118,130	379,359	418,965	54,012	45,991	362,566	374,259

$163,223	$124,257	$376,226	$379,359	$73,722	$54,012	$409,648	$362,566

$2,891	$1,998	$2,246	$-	$53	$29	$5,972	$1,793

28,290	21,088	8,595	15,812	17,665	13,277	22,829	25,435
1,627	2,011	-	874	3,459	2,091	3,408	1,466
(14,307)	(15,079)	(29,293)	(32,137)	(7,076)	(5,211)	(29,098)	(29,413)

15,610	8,020	(20,698)	(15,451)	14,048	10,157	(2,861)	(2,512)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	229

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	International Growth Portfolio		Research International Core Portfolio		International Equity Portfolio
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets
Operations
Net Investment Income (Loss)	$5,721	$4,414	$3,328	$1,358	$34,224	$37,067
Net Realized Gain (Loss) on Investments	(7,796)	2,626	(747)	592	21,809	29,162
Net Change in Unrealized Appreciation (Depreciation) of Investments	51,550	(46,763)	31,307	(10,879)	212,574	(201,709)

Net Increase (Decrease) in Net Assets Resulting from Operations	49,475	(39,723)	33,888	(8,929)	268,607	(135,480)

Distributions to Shareholders from:
Net Investment Income	(4,070)	(3,374)	(3,294)	(1,332)	(35,832)	(28,606)
Net Realized Gain on Investments	-	-	-	-	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(4,070)	(3,374)	(3,294)	(1,332)	(35,832)	(28,606)

Capital Transactions:
Shares Sold	49,961	44,750	171,439	39,973	148,774	116,615
Reinvestment of Distributions Paid	4,070	3,374	3,294	1,332	35,832	28,606
Shares Redeemed	(35,933)	(36,616)	(36,015)	(4,799)	(149,755)	(139,658)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	18,098	11,508	138,718	36,506	34,851	5,563

Total Increase (Decrease) in Net Assets	63,503	(31,589)	169,312	26,245	267,626	(158,523)
Net Assets
Beginning of Period	266,215	297,804	91,956	65,711	1,218,070	1,376,593

End of Period	$329,718	$266,215	$261,268	$91,956	$1,485,696	$1,218,070

Undistributed Net Investment Income (Loss)	$5,268	$4,496	$420	$322	$35,439	$35,752

Portfolio Share Transactions:
Shares Sold	44,799	38,690	232,466	51,270	93,644	69,216
Reinvestment of Distributions Paid	3,700	3,067	4,000	1,845	22,200	18,491
Shares Redeemed	(31,918)	(31,461)	(49,434)	(5,949)	(91,135)	(81,767)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	16,581	10,296	187,032	47,166	24,709	5,940

The Accompanying Notes are an Integral Part of the Financial Statements.

230	Statements of Changes in Net Assets

Emerging Markets Equity Portfolio		Money Market Portfolio		Short-Term Bond Portfolio		Select Bond Portfolio
For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

$2,376	$1,669	$676	$643	$1,759	$2,649	$36,906	$44,219
981	11,755	(3)	2	1,668	(2,305)	37,965	25,113
30,260	(40,913)	-	-	(520)	500	871	30,184

33,617	(27,489)	673	645	2,907	844	75,742	99,516

(309)	(1,340)	(676)	(643)	(1,769)	(2,242)	(43,260)	(47,795)
(93)	-	-	(2)	-	(251)	(34,872)	(28,703)

(402)	(1,340)	(676)	(645)	(1,769)	(2,493)	(78,132)	(76,498)

94,004	78,927	261,916	288,387	53,918	47,668	272,418	195,170
402	1,340	676	645	1,769	2,492	78,132	76,498
(17,981)	(45,267)	(275,715)	(268,760)	(77,505)	(13,215)	(148,297)	(171,352)

76,425	35,000	(13,123)	20,272	(21,818)	36,945	202,253	100,316

109,640	6,171	(13,126)	20,272	(20,680)	35,296	199,863	123,334

146,836	140,665	496,563	476,291	165,716	130,420	1,485,430	1,362,096

$256,476	$146,836	$483,437	$496,563	$145,036	$165,716	$1,685,293	$1,485,430

$2,343	$303	$415	$416	$273	$320	$38,848	$42,269

95,524	78,053	261,916	288,387	52,333	46,117	206,880	149,815
412	1,471	676	645	1,723	2,447	60,944	59,439
(18,224)	(41,932)	(275,715)	(268,761)	(75,475)	(12,802)	(112,464)	(131,284)

77,712	37,592	(13,123)	20,271	(21,419)	35,762	155,360	77,970

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	231

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Long-Term U.S. Government Bond Portfolio		Inflation Protection Portfolio		High Yield Bond Portfolio
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,751	$2,676	$4,182	$5,266	$27,445	$26,127
Net Realized Gain (Loss) on Investments	(1,208)	23,355	5,864	1,701	175	5,272
Net Change in Unrealized Appreciation (Depreciation) of Investments	2,785	4,108	4,726	9,090	26,650	(15,182)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,328	30,139	14,772	16,057	54,270	16,217

Distributions to Shareholders from:
Net Investment Income	(2,108)	(2,665)	(5,598)	(56)	(26,613)	(25,673)
Net Realized Gain on Investments	(8,201)	(14,522)	(2,258)	(1,196)	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(10,309)	(17,187)	(7,856)	(1,252)	(26,613)	(25,673)

Capital Transactions:
Shares Sold	30,564	32,894	79,866	62,606	75,159	54,418
Reinvestment of Distributions Paid	10,309	17,187	7,856	1,251	26,613	25,673
Shares Redeemed	(68,905)	(19,264)	(18,837)	(16,365)	(44,776)	(37,895)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(28,032)	30,817	68,885	47,492	56,996	42,196

Total Increase (Decrease) in Net Assets	(34,013)	43,769	75,801	62,297	84,653	32,740
Net Assets
Beginning of Period	147,149	103,380	178,375	116,078	376,289	343,549

End of Period	$113,136	$147,149	$254,176	$178,375	$460,942	$376,289

Undistributed Net Investment Income (Loss)	$23	$25	$2,822	$3,949	$27,546	$26,252

Portfolio Share Transactions:
Shares Sold	26,837	28,959	65,953	55,492	101,975	74,505
Reinvestment of Distributions Paid	9,468	15,235	6,652	1,083	37,168	37,755
Shares Redeemed	(60,368)	(18,045)	(15,520)	(14,543)	(60,648)	(51,933)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(24,063)	26,149	57,085	42,032	78,495	60,327

The Accompanying Notes are an Integral Part of the Financial Statements.

232	Statements of Changes in Net Assets

Multi-Sector Bond Portfolio		Balanced Portfolio		Asset Allocation Portfolio
For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

$12,395	$9,838	$49,144	$51,247	$4,364	$4,222
6,453	5,347	174,617	46,909	23,713	3,043
22,217	(6,023)	(16,547)	(51,923)	(3,529)	(7,267)

41,065	9,162	207,214	46,233	24,548	(2)

(1,319)	(11,659)	(26,176)	(62,036)	(545)	(5,767)
(1,141)	(4,168)	-	-	-	-

(2,460)	(15,827)	(26,176)	(62,036)	(545)	(5,767)

121,444	87,414	95,710	106,877	17,527	19,192
2,460	15,827	26,176	62,036	545	5,767
(24,725)	(44,157)	(250,832)	(260,072)	(36,570)	(37,099)

99,179	59,084	(128,946)	(91,159)	(18,498)	(12,140)

137,784	52,419	52,092	(106,962)	5,505	(17,909)

234,872	182,453	2,188,140	2,295,102	230,257	248,166

$372,656	$234,872	$2,240,232	$2,188,140	$235,762	$230,257

$13,550	$(90)	$73,431	$10,277	$6,893	$(1,315)

112,153	83,111	65,209	75,439	16,052	18,232
2,258	15,658	17,818	45,783	494	5,790
(22,867)	(42,560)	(170,791)	(184,722)	(33,552)	(35,293)

91,544	56,209	(87,764)	(63,500)	(17,006)	(11,271)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	233

Consolidated Statement of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Commodities Return Strategy Portfolio
	For the Year Ended December 31, 2012	For the Period From Commencement of Operations to December 31, 2011
Change in Net Assets
Operations
Net Investment Income (Loss)	$(841)	$(370)
Net Realized Gain (Loss) on Investments	(3,110)	(14,391)
Net Change in Unrealized Appreciation (Depreciation) of Investments	375	(208)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,576)	(14,969)

Distributions to Shareholders from:
Net Investment Income	-	-
Net Realized Gain on Investments	(3)	(3)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(3)	(3)

Capital Transactions:
Shares Sold	72,049	107,401
Reinvestment of Distributions Paid	3	3
Shares Redeemed	(6,164)	(1,533)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	65,888	105,871

Total Increase (Decrease) in Net Assets	62,309	90,899
Net Assets
Beginning of Period	90,899	-

End of Period	$153,208	$90,899

Undistributed Net Investment Income (Loss)	$(101)	$229

Portfolio Share Transactions:
Shares Sold	89,364	114,372
Reinvestment of Distributions Paid	4	4
Shares Redeemed	(7,647)	(1,750)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	81,721	112,626

The Accompanying Notes are an Integral Part of the Financial Statements.

234	Consolidated Statement of Changes in Net Assets

Statement of Cash Flows

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2012 (in thousands)

Long-Term U.S. Government Bond Portfolio
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,328
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash from Operating Activities
Purchase of Investment Securities	(205,155)
Proceeds from Disposition of Investment Securities	244,424
Proceeds from Disposition (Purchase) of Short-Term Investments, net	40,668
Proceeds from (Payments for) Closed Futures Contracts	278
Cash Paid for Terminated Options Written	(12)
Premiums Received for Options Written	11
Amortization (Accretion) of Premium/Discount, net	326
(Increase) Decrease in:
Cash Collateral for Derivative Positions	1,009
Dividends and Interest Receivable	335
Payable for Investment Securities Purchased	(24,709)
Payable for Investment Advisory Fees	(12)
Accrued Expenses	11
Change in Net Unrealized (Appreciation) Depreciation of:
Investment Securities	(2,838)
Futures Contracts	53
Net Realized (Gain) Loss from:
Investment Securities	1,512
Futures Contracts	(305)
Options Written	1
Paydowns	(11)

Total Adjustments	55,586

Net Cash (Used in) Provided by Operating Activities	59,914

Cash Flows from Financing Activities
Cash Received from (Used for) Treasury Roll Transactions, net	(21,878)
Proceeds from Capital Shares Sold	30,787
Payment on Capital Shares Redeemed	(68,786)

Net Cash (Used in) Provided by Financing Activities	(59,877)

Net Increase (Decrease) in Cash	37
Cash: Beginning of Period	-

Cash: End of Period	$37

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $ 10,309.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Cash Flows	235

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments
Growth Stock Portfolio
2012	$2.09	$0.02		$0.25	$0.27	$(0.01)	$-
2011	2.13	0.01		(0.03)	(0.02)	(0.02)	-
2010	1.92	0.02		0.21	0.23	(0.02)	-
2009	1.41	0.01		0.52	0.53	(0.02)	-
2008	2.49	0.02		(0.94)	(0.92)	(0.02)	(0.14)
Focused Appreciation Portfolio
2012	$1.75	$0.01		$0.34	$0.35	$(0.01)	$-
2011	1.86	0.01		(0.12)	(0.11)	0.00 (e)	-
2010	1.70	0.00	(e)	0.16	0.16	-	-
2009	1.20	-		0.50	0.50	-	-
2008	2.05	-		(0.80)	(0.80)	(0.01)	(0.04)
Large Cap Core Stock Portfolio
2012	$1.21	$0.02		$0.13	$0.15	$(0.02)	$-
2011	1.24	0.02		(0.04)	(0.02)	(0.01)	-
2010	1.12	0.01		0.12	0.13	(0.01)	-
2009	0.88	0.01		0.25	0.26	(0.02)	-
2008	1.45	0.02		(0.57)	(0.55)	(0.02)	-
Large Cap Blend Portfolio
2012	$0.76	$0.01		$0.10	$0.11	$(0.01)	$(0.03)
2011	0.78	0.01		(0.02)	(0.01)	(0.01)	-
2010	0.69	0.01		0.09	0.10	(0.01)	-
2009	0.55	0.01		0.14	0.15	(0.01)	-
2008	0.93	0.01		(0.38)	(0.37)	(0.01)	-
Index 500 Stock Portfolio
2012	$2.54	$0.06		$0.34	$0.40	$(0.05)	$(0.05)
2011	2.60	0.05		(0.01)	0.04	(0.04)	(0.06)
2010	2.33	0.04		0.30	0.34	(0.05)	(0.02)
2009	1.95	0.05		0.45	0.50	(0.06)	(0.06)
2008	3.26	0.06		(1.22)	(1.16)	(0.06)	(0.09)
Large Company Value Portfolio
2012	$0.73	$0.02		$0.11	$0.13	$(0.02)	$-
2011	0.74	0.01		(0.01)	0.00 (e)	(0.01)	-
2010	0.67	0.01		0.07	0.08	(0.01)	-
2009	0.57	0.01		0.10	0.11	(0.01)	-
2008	0.93	0.02		(0.36)	(0.34)	(0.02)	-
Domestic Equity Portfolio
2012	$0.87	$0.02		$0.11	$0.13	$(0.02)	$-
2011	0.89	0.02		(0.02)	0.00 (e)	(0.02)	-
2010	0.79	0.02		0.10	0.12	(0.02)	-
2009	0.63	0.02		0.16	0.18	(0.02)	-
2008	1.15	0.03		(0.44)	(0.41)	(0.03)	(0.08)
Equity Income Portfolio
2012	$1.16	$0.03		$0.17	$0.20	$(0.02)	$-
2011	1.19	0.02		(0.03)	(0.01)	(0.02)	-
2010	1.05	0.02		0.14	0.16	(0.02)	-
2009	0.87	0.02		0.19	0.21	(0.03)	-
2008	1.38	0.03		(0.51)	(0.48)	-	(0.03)

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

236	Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.01)	$2.35	12.94%	$533,815	0.45%	0.44%	0.90%	68.40%
(0.02)	2.09	(1.30)	514,007	-	0.44	0.65	47.15
(0.02)	2.13	12.37	556,872	-	0.44	0.83	48.90
(0.02)	1.92	37.17	535,535	-	0.44	0.92	50.16
(0.16)	1.41	(38.86)	413,801	-	0.43	0.88	38.18

$(0.01)	$2.09	20.14%	$388,620	0.79%	0.74%	0.71%	15.65%
0.00 (e)	1.75	(6.10)	305,120	0.79 (p)	0.74 (p)	0.32	45.98
-	1.86	9.33	311,197	0.79 (p)	0.77 (p)	0.21	40.65
-	1.70	42.47	264,946	-	0.79	(0.14)	23.61
(0.05)	1.20	(40.01)	171,551	-	0.78	(0.09)	67.79

$(0.02)	$1.34	11.63%	$384,679	0.46%	0.46%	1.43%	74.09%
(0.01)	1.21	(1.21)	377,069	-	0.45	1.26	51.46
(0.01)	1.24	12.91	408,330	-	0.46	1.21	43.16
(0.02)	1.12	29.33	379,809	-	0.46	1.35	42.82
(0.02)	0.88	(38.74)	310,665	-	0.44	1.35	50.12

$(0.04)	$0.83	15.20%	$78,700	0.87%	0.84%	1.05%	132.66%
(0.01)	0.76	(2.29)	69,268	-	0.82	0.82	35.91
(0.01)	0.78	14.29	63,777	-	0.84	0.83	34.89
(0.01)	0.69	27.40	47,031	-	0.85	1.33	39.32
(0.01)	0.55	(40.25)	29,382	0.87	0.85	1.15	59.53

$(0.10)	$2.84	15.76%	$1,704,471	0.22%	0.21%	2.12%	2.77%
(0.10)	2.54	1.95	1,569,801	-	0.21	1.86	3.21
(0.07)	2.60	14.89	1,625,787	-	0.21	1.84	4.14
(0.12)	2.33	26.40	1,478,052	-	0.20	2.34	5.70
(0.15)	1.95	(36.94)	1,231,610	-	0.20	2.13	4.10

$(0.02)	$0.84	16.47%	$86,915	0.82%	0.79%	1.99%	34.71%
(0.01)	0.73	1.49	69,674	-	0.78	1.84	47.30
(0.01)	0.74	10.95	61,011	-	0.80	1.67	29.84
(0.01)	0.67	20.70	45,465	-	0.80	2.11	26.95
(0.02)	0.57	(37.23)	28,570	0.81	0.80	2.41	26.04

$(0.02)	$0.98	14.35%	$400,058	0.58%	0.58%	2.23%	134.18%
(0.02)	0.87	0.91	385,811	-	0.57	2.26	40.73
(0.02)	0.89	14.62	408,437	-	0.58	2.29	48.18
(0.02)	0.79	29.52	361,647	-	0.59	2.99	67.19
(0.11)	0.63	(38.49)	281,556	-	0.57	2.89	60.11

$(0.02)	$1.34	17.23%	$409,097	0.68%	0.68%	2.21%	16.21%
(0.02)	1.16	(0.92)	306,921	-	0.67	2.05	13.79
(0.02)	1.19	15.33	259,307	-	0.67	2.00	11.14
(0.03)	1.05	24.58	203,716	-	0.67	2.27	12.49
(0.03)	0.87	(35.81)	151,641	-	0.67	2.61	28.82

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(p)	For the Focused Appreciation Portfolio, expense ratios reflect total expenses before a management fee waiver effective August 12, 2010, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	237

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments
Mid Cap Growth Stock Portfolio
2012	$2.92	$0.01		$0.33	$0.34	$0.00 (e)	$-
2011	3.12	0.00	(e)	(0.19)	(0.19)	(0.01)	-
2010	2.52	0.01		0.60	0.61	(0.01)	-
2009	1.92	-		0.61	0.61	(0.01)	-
2008	3.68	0.01		(1.35)	(1.34)	(0.01)	(0.41)
Index 400 Stock Portfolio
2012	$1.34	$0.02		$0.21	$0.23	$(0.01)	$(0.07)
2011	1.47	0.01		(0.04)	(0.03)	(0.01)	(0.09)
2010	1.18	0.01		0.30	0.31	(0.01)	(0.01)
2009	0.90	0.01		0.32	0.33	(0.02)	(0.03)
2008	1.60	0.02		(0.55)	(0.53)	(0.02)	(0.15)
Mid Cap Value Portfolio
2012	$1.13	$0.03		$0.16	$0.19	$(0.02)	$-
2011	1.16	0.02		(0.03)	(0.01)	(0.02)	-
2010	0.98	0.02		0.17	0.19	(0.01)	-
2009	0.81	0.02		0.17	0.19	(0.01)	(0.01)
2008	1.28	0.01		(0.46)	(0.45)	-	(0.02)
Small Cap Growth Stock Portfolio
2012	$1.72	$0.00	(e)	$0.16	$0.16	$-	$-
2011	1.77	0.00	(e)	(0.04)	(0.04)	(0.01)	-
2010	1.42	0.00	(e)	0.36	0.36	(0.01)	-
2009	1.09	-		0.33	0.33	-	-
2008	2.37	-		(0.92)	(0.92)	-	(0.36)
Index 600 Stock Portfolio
2012	$0.91	$0.01		$0.14	$0.15	$(0.03)	$(0.02)
2011	0.94	0.01		(0.01)	0.00 (e)	(0.01)	(0.02)
2010	0.77	0.01		0.19	0.20	(0.03)	-
2009	0.64	0.01		0.15	0.16	(0.03)	(0.01)
2008	0.93	0.01		(0.29)	(0.28)	-	(0.01)
Small Cap Value Portfolio
2012	$1.65	$0.03		$0.24	$0.27	$(0.01)	$(0.02)
2011	1.69	0.01		(0.04)	(0.03)	(0.01)	-
2010	1.40	0.01		0.30	0.31	(0.02)	-
2009	1.14	0.01		0.30	0.31	(0.01)	(0.04)
2008	1.72	0.01		(0.45)	(0.44)	(0.01)	(0.13)
International Growth Portfolio
2012	$1.04	$0.02		$0.17	$0.19	$(0.02)	$-
2011	1.21	0.02		(0.18)	(0.16)	(0.01)	-
2010	1.05	0.02		0.15	0.17	(0.01)	-
2009	0.86	0.02		0.18	0.20	(0.01)	-
2008	1.82	0.03		(0.80)	(0.77)	(0.02)	(0.17)
Research International Core Portfolio
2012	$0.72	$0.01		$0.11	$0.12	$(0.01)	$-
2011	0.82	0.01		(0.10)	(0.09)	(0.01)	-
2010	0.75	0.01		0.07	0.08	(0.01)	-
2009	0.58	0.01		0.17	0.18	(0.01)	-
2008	1.04	0.02		(0.46)	(0.44)	(0.01)	(0.01)

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

238	Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00 (e)	$3.26	11.97%	$828,953	0.54%	0.52%	0.39%	63.30%
(0.01)	2.92	(6.18)	812,782	-	0.53	0.12	50.26
(0.01)	3.12	23.86	941,928	-	0.54	0.33	41.04
(0.01)	2.52	32.09 (o)	831,412	-	0.54	0.23	39.73
(0.42)	1.92	(40.08)	695,626	-	0.53	0.20	43.67

$(0.08)	$1.49	17.64%	$479,041	0.28%	0.28%	1.27%	10.91%
(0.10)	1.34	(1.92)	439,395	-	0.27	1.04	13.15
(0.02)	1.47	26.29	471,012	-	0.27	1.10	9.93
(0.05)	1.18	37.00	400,128	-	0.26	1.35	13.40
(0.17)	0.90	(36.28)	319,515	-	0.26	1.50	15.94

$(0.02)	$1.30	16.57%	$163,223	0.93%	0.93%	2.14%	75.97%
(0.02)	1.13	(0.61)	124,257	-	0.91	1.66	100.60
(0.01)	1.16	19.93	118,130	-	0.92	2.35	121.65
(0.02)	0.98	23.24	94,985	-	0.94	1.91	207.63
(0.02)	0.81	(35.07)	74,681	-	0.89	1.01	50.78

$-	$1.88	9.48%	$376,226	0.59%	0.59%	(0.12)%	76.49%
(0.01)	1.72	(2.78)	379,359	-	0.57	(0.20)	75.67
(0.01)	1.77	25.85	418,965	-	0.59	0.03	74.54
-	1.42	31.17	350,161	-	0.59	0.15	111.08
(0.36)	1.09	(43.87)	284,621	-	0.57	0.01	146.28

$(0.05)	$1.01	15.80%	$73,722	0.42%	0.35%	1.36%	38.47%
(0.03)	0.91	0.90	54,012	0.37	0.35	0.72	52.75
(0.03)	0.94	25.90	45,991	0.42	0.35	0.88	46.88
(0.03)	0.77	25.17	30,716	0.45	0.35	0.78	51.96
(0.01)	0.64	(31.30)	21,174	0.55	0.35	1.38	71.09

$(0.03)	$1.89	16.33%	$409,648	0.88%	0.88%	1.54%	5.82%
(0.01)	1.65	(1.36)	362,566	-	0.87	0.63	7.25
(0.02)	1.69	21.95	374,259	-	0.87	0.85	11.51
(0.05)	1.40	28.18	308,928	-	0.86	0.76	21.11
(0.14)	1.14	(28.13)	240,817	-	0.87	0.87	22.94

$(0.02)	$1.21	17.99%	$329,718	0.80%	0.80%	1.92%	65.36%
(0.01)	1.04	(13.17)	266,215	-	0.78	1.50	82.02
(0.01)	1.21	16.43	297,804	0.81 (q)	0.69 (q)	1.40	150.91
(0.01)	1.05	23.16	246,868	-	0.85	1.95	218.24
(0.19)	0.86	(46.19)	197,383	0.80	0.79	1.96	134.71

$(0.01)	$0.83	16.76%	$261,268	1.11%	1.11%	1.83%	42.10%
(0.01)	0.72	(10.48)	91,956	1.37	1.15	1.79	34.10
(0.01)	0.82	11.05	65,711	1.38	1.15	1.54	47.90
(0.01)	0.75	30.82	51,345	1.69	1.15	1.94	64.57
(0.02)	0.58	(42.54)	33,435	1.69	1.15	2.27	77.80

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(o)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, returns would have been lower.

(q)	For the International Growth Portfolio, expense ratios reflect total expenses before a management fee waiver effective from October 1, 2010, through December 31, 2010, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	239

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments
International Equity Portfolio
2012	$1.52	$0.04		$0.27	$0.31	$(0.04)	$-
2011	1.73	0.05		(0.22)	(0.17)	(0.04)	-
2010	1.65	0.04		0.09	0.13	(0.05)	-
2009	1.32	0.04		0.39	0.43	(0.07)	(0.03)
2008	2.67	0.07		(1.16)	(1.09)	(0.05)	(0.21)
Emerging Markets Equity Portfolio
2012	$0.89	$0.01		$0.16	$0.17	$0.00 (e)	$0.00 (e)
2011	1.11	0.01		(0.22)	(0.21)	(0.01)	-
2010	0.90	0.01		0.21	0.22	(0.01)	-
2009	0.53	0.01		0.37	0.38	(0.01)	-
2008	1.24	0.02		(0.71)	(0.69)	(0.02)	-
Money Market Portfolio
2012	$1.00	$0.00	(e)	$0.00 (e)	$0.00 (e)	$0.00 (e)	$-
2011	1.00	0.00	(e)	-	0.00 (e)	0.00 (e)	0.00 (e)
2010	1.00	0.00	(e)	-	0.00 (e)	0.00 (e)	0.00 (e)
2009	1.00	0.01		-	0.01	(0.01)	-
2008	1.00	0.03		-	0.03	(0.03)	-
Short-Term Bond Portfolio
2012	$1.02	$0.01		$0.01	$0.02	$(0.01)	$-
2011	1.03	0.02		(0.01)	0.01	(0.02)	0.00 (e)
2010	1.02	0.03		0.02	0.05	(0.03)	(0.01)
2009	0.99	0.04		0.02	0.06	(0.03)	-
2008	1.00	0.04		(0.01)	0.03	(0.04)	-
Select Bond Portfolio
2012	$1.31	$0.03		$0.03	$0.06	$(0.04)	$(0.03)
2011	1.29	0.04		0.05	0.09	(0.04)	(0.03)
2010	1.26	0.05		0.03	0.08	(0.05)	0.00 (e)
2009	1.21	0.06		0.05	0.11	(0.06)	-
2008	1.23	0.06		(0.02)	0.04	(0.06)	-
Long-Term U.S. Government Bond Portfolio
2012	$1.13	$0.03		$0.02	$0.05	$(0.02)	$(0.09)
2011	1.00	0.03		0.25	0.28	(0.02)	(0.13)
2010	1.00	0.03		0.08	0.11	(0.05)	(0.06)
2009	1.22	0.03		(0.11)	(0.08)	-	(0.14)
2008	1.04	0.03		0.19	0.22	(0.02)	(0.02)
Inflation Protection Portfolio
2012	$1.18	$0.02		$0.06	$0.08	$(0.03)	$(0.01)
2011	1.06	0.04		0.09	0.13	0.00 (e)	(0.01)
2010	1.06	0.03		0.03	0.06	(0.04)	(0.02)
2009	0.99	0.02		0.07	0.09	(0.02)	-
2008	1.04	0.05		(0.06)	(0.01)	(0.04)	-

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

240	Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.04)	$1.79	21.52%	$1,485,696	0.73%		0.68%		2.55%	41.34%
(0.04)	1.52	(10.10)	1,218,070	0.72	(f)	0.67	(f)	2.75	32.06
(0.05)	1.73	7.67	1,376,593	0.72	(f)	0.67	(f)	2.33	28.57
(0.10)	1.65	33.11 (o)	1,289,943	0.72	(f)	0.66	(f)	2.79	10.85
(0.26)	1.32	(43.78)	1,009,367	0.71	(f)	0.65	(f)	3.26	2.98

$0.00 (e)	$1.06	18.83%	$256,476	1.49%		1.48%		1.17%	27.32%
(0.01)	0.89	(18.66)	146,836	1.59		1.50		1.21	45.56
(0.01)	1.11	24.08	140,665	1.57		1.50		0.98	51.60
(0.01)	0.90	69.73	113,931	1.62		1.50		1.37	66.35
(0.02)	0.53	(55.22)	52,386	1.79		1.50		2.10	109.36

$0.00 (e)	$1.00	0.15%	$483,437	0.32	%(l)	0.09	%(l)	0.15%	-%
0.00 (e)	1.00	0.14	496,563	0.30	(l)	0.08	(l)	0.13	-
0.00 (e)	1.00	0.29	476,291	0.30	(l)	0.00	(e),(l)	0.29	-
(0.01)	1.00	0.76 (o)	570,855	0.34	(l),(m)	0.04	(l),(m)	0.62	-
(0.03)	1.00	2.76	622,620	0.32	(l),(m)	0.32	(l),(m)	2.66	-

$(0.01)	$1.03	2.07%	$145,036	0.41%		0.40%		1.18%	267.65%
(0.02)	1.02	0.55	165,716	-		0.38		1.79	116.64
(0.04)	1.03	3.63	130,420	-		0.39		2.48	115.08
(0.03)	1.02	7.22	96,710	-		0.39		3.54	65.56
(0.04)	0.99	2.71	69,797	-		0.40		4.29	74.86	(g)

$(0.07)	$1.30	4.96%	$1,685,293	0.32%		0.31%		2.32%	130.37	%(g)
(0.07)	1.31	7.16	1,485,430	-		0.30		3.10	139.34	(g)
(0.05)	1.29	6.59	1,362,096	-		0.30		3.51	112.85	(g)
(0.06)	1.26	9.37	1,200,071	-		0.30		4.42	66.49	(g)
(0.06)	1.21	3.26	1,088,647	-		0.30		5.06	85.39	(g)

$(0.11)	$1.07	3.75%	$113,136	0.66	%(s)	0.65	%(s)	2.35%	164.63	%(g) (t)
(0.15)	1.13	28.92	147,149	-		0.59		2.32	665.73	(g)
(0.11)	1.00	10.62	103,380	-		0.60		2.76	525.61	(g)
(0.14)	1.00	(6.98)	82,888	-		0.60		2.75	589.06	(g)
(0.04)	1.22	20.76	90,206	-		0.62		2.51	272.80	(g)

$(0.04)	$1.22	7.35%	$254,176	0.63%		0.62%		1.92%	77.11%
(0.01)	1.18	11.93	178,375	-		0.61		3.74	52.72
(0.06)	1.06	5.60	116,078	-		0.61		2.43	68.09
(0.02)	1.06	9.98	105,670	-		0.61		2.35	63.47
(0.04)	0.99	(1.38)	69,140	-		0.62		4.34	48.63	(g)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(f)	For the International Equity Portfolio, expense ratios reflect total expenses before a management fee waiver in effect from November 15, 2006, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

(l)	For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver in effect December 31, 2008, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

(m)	Reflects fee paid by the Portfolio to participate in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(o)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, returns would have been lower.

(s)	The ratios of gross expenses to average net assets and net expenses to average net assets include interest expense. Excluding interest expense, the ratios would be 0.63% and 0.62% respectively.

(t)	Due to a change in accounting standards effective for 2012, certain treasury roll transactions which were previously accounted for as a sale and subsequent repurchase are now accounted for as a secured borrowing. Had the change in standards not occurred, the portfolio turnover rate would have been 504.73%.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	241

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments
High Yield Bond Portfolio
2012	$0.70	$0.05		$0.05	$0.10	$(0.05)	$-
2011	0.72	0.05		(0.02)	0.03	(0.05)	-
2010	0.68	0.06		0.03	0.09	(0.05)	-
2009	0.51	0.05		0.18	0.23	(0.06)	-
2008	0.70	0.05		(0.19)	(0.14)	(0.05)	-
Multi-Sector Bond Portfolio
2012	$1.00	$0.04		$0.11	$0.15	$(0.01)	$0.00 (e)
2011	1.03	0.05		(0.01)	0.04	(0.05)	(0.02)
2010	0.99	0.06		0.08	0.14	(0.08)	(0.02)
2009	0.85	0.04		0.15	0.19	(0.03)	(0.02)
2008	0.98	0.04		(0.11)	(0.07)	(0.06)	-
Commodities Return Strategy Portfolio
2012	$0.81	$(0.01)		$(0.01)	$(0.02)	$-	$0.00 (e)
2011(h)	1.00	0.00	(e)	(0.19)	(0.19)	-	0.00 (e)
Balanced Portfolio
2012	$1.39	$0.03		$0.11	$0.14	$(0.02)	$-
2011	1.40	0.03		0.00 (e)	0.03	(0.04)	-
2010	1.28	0.03		0.12	0.15	(0.03)	-
2009	1.10	0.04		0.19	0.23	(0.05)	-
2008	1.99	0.05		(0.41)	(0.36)	(0.02)	(0.51)
Asset Allocation Portfolio
2012	$1.02	$0.02		$0.09	$0.11	$0.00 (e)	$-
2011	1.05	0.02		(0.02)	0.00 (e)	(0.03)	-
2010	0.96	0.02		0.10	0.12	(0.03)	-
2009	0.77	0.02		0.20	0.22	(0.03)	-
2008	1.24	0.03		(0.38)	(0.35)	(0.03)	(0.09)

(e)	Amount is less than $0.005.
(h)	For the period April 29,2011 (commencement of operations) through December 31,2011.

The Accompanying Notes are an Integral Part of the Financial Statements.

242	Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.05)	$0.75	13.89%	$460,942	0.48%	0.47%	6.50%		45.66%
(0.05)	0.70	4.59	376,289	-	0.46	7.33		44.40
(0.05)	0.72	14.56	343,549	-	0.47	7.99		71.62
(0.06)	0.68	45.39	299,022	-	0.48	8.74		75.30
(0.05)	0.51	(21.35)	212,003	-	0.47	8.55		43.30

$(0.01)	$1.14	14.94%	$372,656	0.86%	0.85%	4.11%		41.31	%(g)
(0.07)	1.00	4.99	234,872	-	0.83	5.15		59.18	(g)
(0.10)	1.03	13.19	182,453	-	0.84	5.41		102.10	(g)
(0.05)	0.99	22.08	145,720	-	0.85	4.43		93.70	(g)
(0.06)	0.85	(6.86)	94,121	-	0.88	4.40		23.40	(g)

$0.00 (e)	$0.79	(2.35)%	$153,208	0.89%	0.89%	(0.67)%		109.06	%(g)
0.00 (e)	0.81	(19.30)	90,899	- (c)	0.91 (c)	(0.51	)(c)	81.69	(g)

$(0.02)	$1.51	9.69%	$2,240,232	0.31%	0.30%	2.18%		121.91	%(g)
(0.04)	1.39	2.11	2,188,140	-	0.30	2.27		114.17	(g)
(0.03)	1.40	11.96	2,295,102	-	0.30	2.58		81.33	(g)
(0.05)	1.28	21.43	2,202,539	-	0.30	3.07		73.12	(g)
(0.53)	1.10	(22.72)	1,994,701	-	0.30	3.26		68.34	(g)

$0.00 (e)	$1.13	11.02%	$235,762	0.63%	0.54%	1.84%		119.01	%(g)
(0.03)	1.02	(0.08)	230,257	0.58	0.53	1.74		95.15	(g)
(0.03)	1.05	13.01	248,166	0.58	0.53	2.01		73.04	(g)
(0.03)	0.96	27.09	232,454	0.60	0.55	2.44		78.15	(g)
(0.12)	0.77	(30.13)	199,640	0.60	0.54	2.59		74.22	(g)

(c)	Computed on an annualized basis.

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	243

Notes to Financial Statements

Note 1. Organization

Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as an open-end management investment company under the Investment Company Act of 1940. The Series Fund consists of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Commodities Return Strategy Portfolio, Balanced Portfolio and Asset Allocation Portfolio (each, a “Portfolio” or collectively, the “Portfolios”). All of the outstanding shares of each Portfolio are held by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) for its general account and/or for its segregated asset accounts (either directly or indirectly through one or more underlying Portfolios operating as affiliated fund of funds).

During the period ended December 31, 2012, Northwestern Mutual made redemptions from the following Portfolios totaling:

Portfolio	Redemption Amount
Research International Core	$27,365,772
Short-Term Bond	59,636,963
Long-Term U.S. Government Bond	43,771,615

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Foreign Income and Capital Gains Taxes — The Portfolios may be subject to dividend income taxes imposed by certain countries in which they invest. Foreign withholding taxes on dividends are netted against dividend income and separately disclosed in the Statements of Operations.

Some of the Portfolios may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Portfolios may record a deferred tax liability in respect of unrealized appreciation on foreign securities for capital gains net of losses, if applicable, and repatriation taxes.

C. Federal Income Taxes — The Portfolios’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Portfolios also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on distributable income and gains. Therefore, no federal income tax or excise provision is required.

In accordance with the authoritative guidance for uncertainty in income taxes, management of the Portfolios has reviewed all open tax years (2008 to 2012) for major jurisdictions and concluded there was no material impact to the Portfolios’ net assets or results of operations. There is no material tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

D. Distributions — Dividends from net investment income and net realized capital gains are declared each business day for the Money Market Portfolio and at least annually for the remaining Portfolios of the Series Fund, when applicable.

E. Other — The Portfolios record security transactions on trade date. The basis for determining cost on sale of securities is identified cost. Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date

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or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method.

F. New Accounting Pronouncements —In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

Note 3. Security Valuation

For purposes of calculating a net asset value, portfolio securities and other assets are valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day during which the Exchange is open for trading.

The Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Codification defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of asset and liability, which segregates fair value measurements into levels. A summary of the fair value hierarchy is described below:

•	Level 1 — fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives

•

Level 2 — fair value is determined by other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and other data used in fair valuation)

•	Level 3 — fair value is determined by significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value)

The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Portfolios’ perceived risk of that instrument.

The following is a description of the valuation techniques and significant inputs used in determining the value of the Portfolios’ investments classified as Level 1 and Level 2 in the fair value hierarchy:

•

Equity securities (common and preferred stock) for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Equity securities traded only in the over-the-counter market and not on a securities exchange are valued at the last sale price or closing bid price, if no sales have occurred. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Additionally, for foreign securities, fair value procedures are used if a significant event occurs between the close of the foreign market and the U.S. market close. The fair value price is reflected as Level 2 in the fair value hierarchy.

•

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, and non-U.S. bonds are generally valued on the basis of service provider prices that use broker dealer quotations or valuation estimates from internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, call features, maturities, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•	Fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 in the fair value hierarchy.

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•

Mortgage related and asset backed securities are generally issued as separate tranches, or classes, of securities within each deal. These securities are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage related and asset backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•

Investments in open-end mutual funds (including other Portfolios) are valued at the mutual fund’s closing net asset value per share and are categorized as Level 1 in the fair value hierarchy. Investments in privately held mutual funds are valued at the mutual fund’s closing net asset value per share and are categorized as Level 2 in the fair value hierarchy.

•

Money market investments, other than in the Money Market Portfolio, with maturities exceeding 60 days are generally valued by a pricing service. Money market investments with maturities of 60 days or less and all securities in the Money Market Portfolio are valued using amortized cost, unless the current market value differs substantially from the amortized cost, at which time the securities are marked to market. Because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

•

Listed derivatives, such as futures or option contracts, that are actively traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation and are categorized as Level 1 in the fair value hierarchy.

•

Over-the-counter financial derivatives, such as foreign currency contracts, futures contracts, options contracts, or swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Depending on the product and the terms of the transaction, the value of the derivatives can be estimated using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

The following is a description of the valuation techniques and significant inputs used in determining the value the Portfolios’ investments classified as Level 3 in the fair value hierarchy:

•

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith in accordance with procedures adopted by the Series Fund’s Board of Directors. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g. trade information or broker quotes). The factors considered in reaching these values at December 31, 2012 included, but were not limited to, broker quotes, analysis of the likely outcome of pending litigation, liquidity, prepayment speed, duration and recoverability.

A table summarizing each Portfolio’s investments under this hierarchy is included following each Portfolio’s Schedule of Investments. Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in investments’ valuation changes. The Portfolios recognize transfers between levels as of the end of the period.

At December 31, 2012, the fair market value of certain securities was adjusted, resulting in their level 2 classification, due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE. The following table summarizes security transfers from Level 1 to Level 2 for each Portfolio as of December 31, 2012 (amounts in thousands):

Portfolio	Amount
Equity Income Portfolio	$3,170
Mid Cap Value Portfolio	1,546
International Growth Portfolio	$208,282
Research International Core Portfolio	207,720
International Equity Portfolio	1,144,581
Emerging Markets Equity Portfolio	144,778

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In addition, management concluded that investments in open end money market mutual funds should be classified as Level 1, resulting in transfers from Level 2 to Level 1. Additionally, preferred securities were transferred from level 2 to level 1 due to availability of closing market price. The following table summarizes security transfers from Level 2 to Level 1 for each Portfolio as of December 31, 2012 (amounts in thousands):

Portfolio	Amount
Large Company Value Portfolio	$1,295
Equity Income Portfolio	19,021
Mid Cap Value Portfolio	2,926
Small Cap Value Portfolio	8,950
Long-Term US Government Bond Portfolio	113
High Yield Bond Portfolio	3,106
Balanced Portfolio	1,146
Asset Allocation Portfolio	166

In addition, certain securities no longer were valued based on significant observable inputs resulting in transfers from Level 2 to Level 3. The following table summarizes security transfers from Level 2 to Level 3 for each Portfolio as of December 31, 2012 (amounts in thousands):

Portfolio	Amount
Short-Term Bond Portfolio	$550
Select Bond Portfolio	6,467
Multi-Sector Portfolio	1,228
Balanced Portfolio	4,066
Asset Allocation Portfolio	203

The Series Fund has adopted policies and procedures which govern the pricing of Portfolio securities. The Series Fund’s Board of Directors has delegated the day-to-day responsibility for pricing Portfolio securities and other investments to Mason Street Advisors, LLC (“MSA”), the Portfolios’ investment adviser and Northwestern Mutual in its capacity as fund accountant, subject to the oversight of a Pricing Committee appointed by the Board. The Pricing Committee is charged with the primary and day-to-day operational responsibility for executing the valuation process. The Pricing Committee has been delegated the authority to approve the override of any prices as permitted under the pricing procedures approved by the Board of Directors and any variances from these pricing procedures when appropriate. All such actions are subject to further review and approval by the Board of Directors at its next regular meeting.

Note 4. Securities and Other Investments

A. Delayed Delivery Transactions and When-Issued Securities — Certain Portfolios may engage in securities transactions on a when-issued or delayed delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed delivery purchases are outstanding, a Portfolio will earmark liquid assets on their records in amounts sufficient to meet the purchase price. A Portfolio may dispose of or renegotiate a delayed delivery transaction, which may result in a capital gain or loss.

B. Repurchase Agreements — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

C. Restricted Securities — Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from registration before being sold to the public. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

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D. Foreign Currency Transactions — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize exchange rate risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios do not separately report the results of operations due to fluctuations in foreign exchange rates on investments from the changes arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

E. Mortgage Backed and Asset Backed Securities — Certain Portfolios may invest in mortgage backed securities, including collateralized mortgage obligations, and asset backed securities. Mortgage backed securities are interests in pools of residential or commercial mortgage loans and asset backed securities are interests in pools of other assets, including various types of loans and credit card receivables. These securities provide a monthly payment, consisting of both a principal and interest component. Interest payments may be based on either fixed rates or adjustable rates. Receipt of principal payment reduces the outstanding par amount of the security and may generate realized gains or losses. Yields on mortgage backed securities are affected by interest and prepayment rates, which, in turn, are influenced by a variety of economic, geographical, social and other factors. Maturities on mortgage backed securities represent stated maturity dates. Actual maturity dates may differ based on prepayment rates. Unlike mortgage backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage backed securities and asset backed securities issued by private issuers do not have a government or government sponsored entity guarantee. These issuers may provide credit enhancements through external entities such as financial institutions or through the structuring of the transaction itself. There is no guarantee that credit enhancements, if any, will be sufficient to prevent losses.

F. Inflation-Indexed Bonds — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation indexed bond will be included as interest income in the Statements of Operations even though investors do not receive their principal until maturity.

G. Securities Lending — Each Portfolio is authorized to participate in securities lending, however, only the Select Bond and Balanced Portfolios currently have an established securities lending program that enables each to loan securities to approved broker-dealers. The Portfolios receive cash (U.S. currency), U.S. government or U.S. government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the Portfolios in commercial paper to earn interest in accordance with the Portfolios’ investment policies. For the period ended December 31, 2012, the Select Bond and Balanced Portfolios earned $471,151 and $482,111, respectively, in interest from securities lending activity, which is included as interest income in the Statements of Operations. The collateral received under the securities lending program is recorded on each Portfolio’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolios. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities on loan. In addition, the Portfolios are entitled to terminate a securities loan at any time. As of December 31, 2012, the value of outstanding securities on loan and the value of collateral amounted to the following:

Portfolio	Values of Securities on Loan	Value of Collateral
Select Bond Portfolio	$65,469,505	$67,068,750
Balanced Portfolio	49,500,820	50,495,625

248	Notes to Financial Statements

Notes to Financial Statements

As of December 31, 2012, collateral received for securities on loan was invested in money market instruments and included in Investments on each Portfolio’s Statement of Assets and Liabilities.

H. Short Sales — Certain Portfolios may enter into short sale transactions. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of December 31, 2012, short positions were held by the Large Company Value Portfolio and Multi-Sector Bond Portfolio.

I. Treasury Roll Transactions — In April 2011, the FASB issued an ASU related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modified the criteria for determining effective control of transferred assets and as a result certain treasury roll transactions are now accounted for as secured borrowings. Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, the Portfolio transfers a treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, the Portfolio is entitled to the interest on the treasury security. The difference between the sale price and repurchase price is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

J. Loan Participation and Assignments — Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolios investments in a loan may be in the form of either actual participation in loans or assignments of all or part of the loans from third parties. A loan is often administered by a bank or other financial institution that acts as an agent for all holders. The agent administers the terms of the loan which are specified in the loan agreement. The Portfolios may invest in multiple series or tranches of a loan, each of which can have different terms and associated risks. The Portfolios generally do not have a right to enforce compliance with the terms of the loan agreement and as a result, the Portfolios may be subject to the credit risk of the borrower and lender that is selling the loan agreement. When the Portfolios purchase assignments from lenders they acquire direct rights against the borrower of the loan. The Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments can include lines of credit, which may require the Portfolios to grant additional cash to the borrower upon demand from the borrower. These unfunded loan commitments are in fact a future obligation in full, although a percentage of the loan amount may not be utilized by the borrower. When investing in a loan, the Portfolios have the right to receive principal, interest and any fees from the lender selling the loan agreement and only when the payments are received by the lender from the borrower. There may also be a commitment fee due to the Portfolios based on the unused portion of the line of credit of the floating rate loan. In certain cases, the Portfolios may be entitled to a penalty fee if there was a prepayment of a floating rate loan by the borrower. Fees that are earned or paid will be reflected as interest income or interest expense on the Statements of Operations. For the period ended December 31, 2012, only the High Yield Bond Portfolio invested in loan participations and assignments. At December 31, 2012 there were no unfunded loan commitments outstanding.

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Note 5. Derivative Instruments

The Portfolios may use derivative instruments for various purposes, including as a cash management strategy, to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, to hedge exposure to a foreign currency, to earn income and enhance returns, or as an alternative to direct investments. The Portfolios have adopted amendments to authoritative guidance regarding disclosures of derivatives and hedging activity. This guidance requires qualitative disclosures about objectives and strategies for using derivatives and quantitative disclosures about fair value amounts of, and gains and losses on, derivative instruments. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Because the Portfolios are required to account for derivative instruments at fair value and recognize changes in fair value through the Statements of Operations, the Portfolios’ derivatives do not qualify for hedge accounting treatment under the guidance.

Certain Portfolios segregate cash to cover margin requirements for derivative positions. These amounts are denoted as “Cash Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

A. Futures Contracts — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

B. Forward Foreign Currency Contracts — The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

C. Options — Certain Portfolios may write call and put options on futures, swaps, securities or currencies they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

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Transactions in written call and put options for the period ended December 31, 2012 were as follows (amounts in thousands, except number of contracts):

	Balance at 12/31/2011	Sales	Closing Buys	Expirations	Exercised	Balance at 12/31/2012
Growth Stock Portfolio
# of Contracts	-	1,448	(50)	(1,293)	(105)	-
Notional Amount	-	145	(5)	(129)	(11)	-
Premium	$-	243	(37)	(128)	(78)	$-
Large Cap Core Stock Portfolio
# of Contracts	-	261	(30)	(231)	-	-
Notional Amount	-	26	(3)	(23)	-	-
Premium	$-	47	(22)	(25)	-	$-
Small Cap Growth Stock Portfolio
# of Contracts	-	7,979	-	(5,031)	(2,948)	-
Notional Amount	-	798	-	(503)	(295)	-
Premium	$-	257	-	(157)	(100)	$-
Long-Term U.S. Government Bond Portfolio
# of Contracts	-	20	(10)	(10)	-	-
Notional Amount	-	20	(10)	(10)	-	-
Premium	$-	11	(6)	(5)	-	$-
Multi-Sector Bond Portfolio
# of Contracts	565	1,480	(180)	(715)	(330)	820
Notional Amount	5,538	14,800	(1,800)	(7,038)	(3,300)	8,200
Premium	$54	78	(13)	(57)	(17)	$45
Balanced Portfolio
# of Contracts	-	395	(47)	(300)	(48)	-
Notional Amount	-	40	(5)	(30)	(5)	-
Premium	$-	78	(35)	(7)	(36)	$-
Asset Allocation Portfolio
# of Contracts	-	52	(6)	(40)	(6)	-
Notional Amount	-	5	(1)	(4)	-	-
Premium	$-	10	(5)	(1)	(4)	$-

Certain Portfolios may also purchase call and put options on futures, swaps, securities or currencies they own or in which they may invest. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium on the purchase of a put option but receives the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio purchases a call option, it is exposed to a decline in the price of the underlying security. Premiums paid are reflected in the Statements of Assets and Liabilities as an investment and are subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine realized gain or loss. The risk associated with a Portfolio purchasing call or put options is limited to the premium paid.

D. Swap Agreements — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, foreign currencies, investment style risk and credit risk or as an alternative to direct investing. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

Swaps are marked to market daily based upon quotations from market makers or values from third party vendors, which may include a registered commodities exchange, and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period of the swap are reflected on the Statements of Assets and Liabilities. Upfront payments are amortized to realized gain or loss. Upon termination of the swap, unamortized upfront payments are recorded as realized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of

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Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Interest Rate Swaps — Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive a set of cash flows, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal.

Total Return Swaps — Total return swap agreements involve commitments to pay or receive a financing rate in exchange for the total return of an underlying reference entity, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swaps — Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a cash payment equal to the notional value of the swap in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging market country. A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the corporate or sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default.

As a seller of protection, the Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally makes an upfront payment or pays a fixed rate of interest throughout the term of the swap provided that there is no credit event. The Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country serve as an indicator of the current status of the payment/performance risk and represent the likelihood of a credit event occurring. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and indicate a greater likelihood a credit event could occur as defined under the terms of the agreement. Open credit default swaps on corporate or sovereign issues and credit indices are disclosed in the Schedules of Investments.

If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will either pay to the buyer of the protection an amount equal to the notional value of the swap and may take delivery of the obligation or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the agreement. Notional amounts and fair market value of all credit default swap agreements outstanding as of December 31, 2012 for each Portfolio are disclosed in the footnotes to the Schedules of Investments. These maximum potential amounts would be partially offset by any recovery values of the referenced obligations, upfront payments received upon entering into the agreement, or net amounts received by the Portfolio from the settlement of credit default swap agreements purchasing protection for the same referenced obligation.

E. Commodity-Linked Derivatives — The Commodities Portfolio invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities market or a commodity index without investing directly in physical commodities. Such instruments may include swap agreements, options, futures and options on futures. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities. However, there can be no guarantee that the Portfolio’s commodity linked investments would not be correlated with traditional financial assets under any particular market conditions. The value of commodity linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

252	Notes to Financial Statements

Notes to Financial Statements

F. Derivative Disclosures — Derivative positions held by the Portfolios by contract type and primary risk exposure, including location on the Statement of Assets and Liabilities and value as of December 31, 2012, are (amounts in thousands):

	Asset Derivatives - December 31, 2012		Liability Derivatives - December 31, 2012
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Growth Stock
Equity contracts	Receivables - Futures Variation Margin	$428	Payables - Futures Variation Margin	$-
Large Cap Core Stock
Equity contracts	Receivables - Futures Variation Margin	123	Payables - Futures Variation Margin	-
Index 500 Stock
Equity contracts	Receivables - Futures Variation Margin	531	Payables - Futures Variation Margin	-
Mid Cap Growth Stock
Equity contracts	Receivables - Futures Variation Margin	1,347	Payables - Futures Variation Margin	-
Index 400 Stock
Equity contracts	Receivables - Futures Variation Margin	240	Payables - Futures Variation Margin	-
Mid Cap Value
Foreign exchange contracts	Receivables - Foreign Currency Sold	-	Payables - Foreign Currency Purchased	1
Small Cap Growth Stock
Equity contracts	Receivables - Futures Variation Margin	574	Payables - Futures Variation Margin	-
Short-Term Bond
Interest rate contracts	Receivables - Futures Variation Margin	20	Payables - Futures Variation Margin	-
Select Bond
Interest rate contracts	Receivables - Futures Variation Margin	258	Payables - Futures Variation Margin	-
Long-Term U.S. Government Bond
Interest rate contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	5
Inflation Protection
Foreign exchange contracts	Receivables - Foreign Currency Sold	203	Payables - Foreign Currency Purchased	663
Interest rate contracts	Receivables - Outstanding Swaps Contracts, at Value	252	Payables - Outstanding Swaps Contracts, at Value	634
Multi-Sector Bond
Credit contracts	Receivables - Outstanding Swaps Contracts, at Value	4,680	Payables - Outstanding Swaps Contracts, at Value	1,388
Foreign exchange contracts	Receivables - Foreign Currency Sold	238	Payables - Foreign Currency Purchased	1,120
Interest rate contracts	Receivables - Futures Variation Margin	-	Payables - Futures Variation Margin	17
Interest rate contracts	Receivables - Outstanding Options Written, at Value	-	Payables - Outstanding Options Written, at Value	54
Interest rate contracts	Receivables - Outstanding Swaps Contracts, at Value	1.181	Payables - Outstanding Swaps Contracts, at Value	216
Balanced
Equity contracts	Receivables - Futures Variation Margin	1,861	Payables - Futures Variation Margin	-
Equity contracts	Receivables - Outstanding Swaps Contracts, at Value	9,020	Payables - Outstanding Swaps Contracts, at Value	4,927
Foreign exchange contracts	Receivables - Foreign Currency Sold	-	Payables - Foreign Currency Purchased	738
Interest rate contracts	Receivables - Futures Variation Margin	211	Payables - Futures Variation Margin	137
Asset Allocation
Equity contracts	Receivables - Futures Variation Margin	166	Payables - Futures Variation Margin	-
Equity contracts	Receivables - Outstanding Swaps Contracts, at Value	958	Payables - Outstanding Swaps Contracts, at Value	417
Foreign exchange contracts	Receivables - Foreign Currency Sold	-	Payables - Foreign Currency Purchased	117
Interest rate contracts	Receivables - Futures Variation Margin	14	Payables - Futures Variation Margin	20
Commodities Return Strategy
Other contracts	Receivables - Outstanding Swaps Contracts, at Value	109	Payables - Outstanding Swaps Contracts, at Value	7

Realized gains and losses on derivative instruments, by contract type and primary risk exposure, for the period ended December 31, 2012 are (amounts in thousands):

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Growth Stock
Equity contracts	$99	$2,517	$-	$-	$2,616
Large Cap Core Stock
Equity contracts	7	2,566	-	-	2,573

Notes to Financial Statements	253

Notes to Financial Statements

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Index 500 Stock
Equity contracts	$-	$3,560	$-	$-	$3,560
Foreign currency exchange contracts	-	-	182	-	182
Large Company Value
Equity contracts	-	15	-	-	15
Foreign currency exchange contracts	-	-	(51)	-	(51)
Equity Income
Foreign currency exchange contracts	-	-	(1)	-	(1)
Mid Cap Growth Stock
Equity contracts	-	7,728	-	-	7,728
Index 400 Stock
Equity contracts	-	5,308	-	-	5,308
Mid Cap Value
Foreign currency exchange contracts	-	-	(140)	-	(140)
Small Cap Growth Stock
Equity contracts	72	688	-	1,438	2,198
Index 600 Stock
Equity contracts	-	-	-	891	891
Short-Term Bond
Foreign currency exchange contracts	-	-	19	-	19
Interest rate contracts	-	(924)	-	-	(924)
Select Bond
Foreign currency exchange contracts	-	-	331	-	331
Interest rate contracts	-	(3,291)	-	-	(3,291)
Long-Term U.S. Government Bond
Interest rate contracts	(1)	305	-	-	304
Inflation Protection
Foreign currency exchange contracts	-	-	524	-	524
Interest rate contracts	-	33	-	(29)	4
Multi-Sector Bond
Credit contracts	-	-	-	1,317	1,317
Foreign currency exchange contracts	-	-	76	-	76
Interest rate contracts	70	1,026	-	1,497	2,593
Balanced
Equity contracts	(93)	19,691	-	9,773	29,371
Foreign currency exchange contracts	-	-	1,829	-	1,829
Interest rate contracts	-	(3,014)	-	-	(3,014)
Asset Allocation
Equity contracts	(11)	2,066	-	1,153	3,208
Foreign currency exchange contracts	-	-	223	-	223
Interest rate contracts	-	(66)	-	-	(66)
Commodities Return Strategy
Other contracts	-	-	-	(3,140)	(3,140)

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Growth Stock
Equity contracts	$-	$(232)	$-	$-	$(232)
Large Cap Core Stock
Equity contracts	-	(443)	-	-	(443)
Index 500 Stock
Equity contracts	-	(695)	-	-	(695)
Large Company Value
Equity contracts	-	1	-	-	1
Foreign currency exchange contracts	-	-	(4)	-	(4)
Equity Income
Foreign currency exchange contracts	-	-	1	-	1
Mid Cap Growth Stock
Equity contracts	-	(23)	-	-	(23)
Index 400 Stock Portfolio
Equity contracts	-	(1,064)	-	-	(1,064)

254	Notes to Financial Statements

Notes to Financial Statements

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Mid Cap Value Portfolio
Foreign currency exchange contracts	$-	$-	$(18)	$-	$(18)
Small Cap Growth Stock Portfolio
Equity contracts	-	309	-	33	342
Short-Term Bond
Foreign currency exchange contracts	-	-	(56)	-	(56)
Interest rate contracts	-	207	-	-	207
Select Bond
Foreign currency exchange contracts	-	-	(568)	-	(568)
Interest rate contracts	-	765	-	-	765
Long-Term U.S. Government Bond
Interest rate contracts	-	(53)	-	-	(53)
Inflation Protection
Foreign currency exchange contracts	-	-	(1,466)	-	(1,466)
Interest rate contracts	-	-	-	964	964
Multi-Sector Bond
Credit contracts	-	-	-	2,176	2,176
Foreign currency exchange contracts	-	-	(1,881)	-	(1,881)
Interest rate contracts	(61)	(901)	-	499	(463)
Balanced
Equity contracts	-	(2,492)	-	(10,701)	(13,193)
Foreign currency exchange contracts	-	-	(2,739)	-	(2,739)
Interest rate contracts	-	303	-	-	303
Asset Allocation
Equity contracts	-	(261)	-	(1,363)	(1,624)
Foreign currency exchange contracts	-	-	(372)	-	(372)
Interest rate contracts	-	11	-	-	11
Commodities Return Strategy
Other contracts	-	-	-	331	331

The volumes indicated in the open futures contracts, transactions in written options and swap agreements outstanding tables are indicative of the amounts throughout the period.

Note 6. Portfolio Risk

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolios’ income.

Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolios to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolios’ exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Statements of Assets and Liabilities.

Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Notes to Financial Statements	255

Notes to Financial Statements

Note 7. Investment Advisory and Sub-Advisory Fees

The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services to MSA, a wholly owned subsidiary of Northwestern Mutual. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
Index 500 Stock	0.20%
Index 400 Stock	0.25%
Mid Cap Value	0.85%
Small Cap Value	0.85%
Money Market	0.30%
Select Bond	0.30%
Commodities Return Strategy	0.80%
Balanced	0.30%

For the other Portfolios, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Growth Stock	0.60%	0.50%	0.40%
Large Cap Core Stock	0.60%	0.50%	0.40%
Mid Cap Growth Stock	0.80%	0.65%	0.50%
Small Cap Growth Stock	0.80%	0.65%	0.50%
High Yield Bond	0.60%	0.50%	0.40%
Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Focused Appreciation	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Domestic Equity	0.65%	0.55%	0.50%
Large Company Value	0.72%	0.67%	0.62%
International Growth	0.75%	0.65%	0.55%
Short-Term Bond	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond	0.555%	0.515%	0.495%
Inflation Protection	0.58%	0.55%	0.49%
Multi-Sector Bond	0.79%	0.78%	0.77%
Asset Allocation	0.60%	0.50%	0.40%
Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend	0.77%	0.70%	0.62%	0.56%
Research International Core	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess Over $500 Million
Equity Income	0.65%	0.60%

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock	0.25%	0.20%

Portfolio	First $50 Million	Excess Over $50 Million
International Equity	0.85%	0.65%

256	Notes to Financial Statements

Notes to Financial Statements

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over $1.0 Billion
Emerging Markets Equity	1.14%	1.08%	0.96%	0.78%

MSA, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges and extraordinary expenses) will not exceed the following amounts:

Portfolio		Expiration
Focused Appreciation	0.90%	April 30, 2013
Large Cap Blend	0.85%	April 30, 2013
Large Company Value	0.80%	April 30, 2013
Domestic Equity	0.75%	April 30, 2013
Equity Income	0.75%	April 30, 2013
Mid Cap Value	1.00%	April 30, 2013
Index 600 Stock	0.35%	April 30, 2013
Small Cap Value	1.00%	April 30, 2013
International Growth	1.10%	April 30, 2013
Research International Core	1.15%	April 30, 2013
Emerging Markets Equity	1.50%	April 30, 2013
Short-Term Bond	0.45%	April 30, 2013
Long-Term U.S. Government Bond	0.65%	April 30, 2013
Inflation Protection	0.65%	April 30, 2013
Multi-Sector Bond	0.90%	April 30, 2013
Commodities Return Strategy	0.95%	April 30, 2013
Asset Allocation	0.75%	April 30, 2013

Growth Stock Portfolio — MSA has agreed to waive a portion of its management fee on assets over $500 million such that the management fee is 0.60% on the Portfolio’s first $50 million of assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.35% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

Focused Appreciation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.75% on the Portfolio’s first $100 million of assets, 0.70% on the next $200 million, 0.65% on the next $200 million and 0.60% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

Large Cap Core Stock Portfolio — MSA has agreed to waive a portion of its management fee on assets over $500 million such that the management fee is 0.60% on the Portfolio’s first $50 million of assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.35% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

Mid Cap Growth Portfolio — MSA has agreed to waive a portion of its management fee on assets over $500 million such that the management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.65% on the next $50 million, 0.50% on the next $400 million and 0.45% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

Index 400 Stock Portfolio — MSA has agreed to waive a portion of its management fee on assets over $500 million such that the management fee is 0.25% on the Portfolio’s first $500 million of assets and 0.20% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

Mid Cap Value Portfolio — MSA has agreed to waive a portion of its management fee on assets over $150 million such that the management fee is 0.85% on the Portfolio’s first $150 million of assets, 0.80% on the next $150 million and 0.75% on assets in excess of $300 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

Small Cap Growth Portfolio — MSA has agreed to waive a portion of its management fee on assets over $500 million such that the management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.65% on the next $50 million, 0.50% on the next $400 million and 0.45% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

Notes to Financial Statements	257

Notes to Financial Statements

Small Cap Value Portfolio — MSA has agreed to waive a portion of its management fee on assets over $500 million such that the management fee is 0.85% on the Portfolio’s first $500 million of assets and 0.80% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

International Equity Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee for the Portfolio is 0.80% on the Portfolio’s first $50 million of assets, 0.60% on the next $950 million, 0.58% on the next $500 million and 0.51% on assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

Money Market Portfolio — For the period from January 1, 2012 to June 30, 2012; MSA voluntarily agreed to waive its entire management fee on a temporary basis. Effective July 1, 2012 and continuing for a period of time to be determined by MSA, MSA voluntarily agreed to waive a portion of the investment advisory fee such that the investment advisory fee is 0.15% of the Portfolio’s average net assets. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

Short-Term Bond Portfolio — MSA has agreed to waive a portion of its management fee on assets over $500 million such that the management fee is 0.35% on the Portfolio’s first $100 million of assets, 0.33% on the next $150 million, 0.30% on the next $250 million and 0.28% on assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

High Yield Bond Portfolio — MSA has agreed to waive a portion of its management fee on assets over $1 billion such that the management fee is 0.60% on the Portfolio’s first $50 million of assets, 0.50% on the next $50 million, 0.40% on the next $900 million and 0.35% on assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

Commodities Return Strategy Portfolio — MSA has agreed to waive its management fee in an amount equal to the management fee paid to it by the Portfolio’s wholly owned Cayman Islands subsidiary fund. The fee waiver agreement will remain in effect for as long as the Portfolio remains invested in the subsidiary fund.

Balanced Portfolio — MSA has agreed to waive a portion of its management fee such that its management fee on assets invested in the International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio and Emerging Markets Portfolio (“Underlying Portfolios”) is 0.05%. MSA may terminate this fee waiver agreement at any time after April 30, 2013.

Asset Allocation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the next $150 million, and 0.35% on assets in excess of $250 million. In addition, MSA has agreed to waive a portion of its management fee such that its management fee on assets invested in Underlying Portfolios is 0.05%. MSA may terminate these fee waiver agreements at any time after April 30, 2013.

The investment advisory fee is paid to MSA. For the period January 1, 2012 to April 30, 2012, all of the Portfolios, except for the Balanced, Select Bond and Money Market Portfolios, paid custodian fees, audit expenses and certain other expenses. Effective May 1, 2012, the shareholders of the Series Fund approved an amendment and restatement of three previously existing investment advisory agreements into one Amended and Restated Advisory Agreement (“New Agreement”) which shifted, among other things, the responsibility to pay for certain of the Portfolios’ administrative and operating expenses not already assumed by the Portfolios from MSA to the Portfolios. Prior to May 1, 2012, the Balanced, Select Bond and Money Market Portfolios paid only limited operating expenses whereas the remaining Portfolios paid those and certain additional expenses. Under the new structure, these three Portfolios assumed responsibility for the additional expenses already paid by the other Portfolios, and all Portfolios assumed responsibility for additional day-to-day operating expenses. These additional expenses include the compensation of the Series Fund’s independent directors, compensation, benefits and expenses of the Series Fund’s chief compliance officer and his or her staff relating to their duties and functions for the Series Fund, expenses associated with the pricing of the shares of the Portfolios, and non-recurring or extraordinary expenses as they may arise. For the period May 1, 2012 through June 30, 2012, these additional expenses that were incurred as a result of the New Agreement were waived. MSA pays certain other costs in connection with the management of the investment of the assets of the Portfolios and the administration of the affairs of the Portfolios.

258	Notes to Financial Statements

Notes to Financial Statements

Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the period ended December 31, 2012, the amounts paid through expense offset arrangements were as follows:

Portfolio	Amount
Growth Stock Portfolio	$113
Focused Appreciation Portfolio	157
Large Cap Core Stock Portfolio	102
Large Cap Blend Portfolio	92
Index 500 Stock Portfolio	135
Domestic Equity Portfolio	117
Equity Income Portfolio	88
Mid Cap Growth Stock Portfolio	106
Index 400 Stock Portfolio	110
Small Cap Growth Stock Portfolio	131
Index 600 Stock Portfolio	139
Small Cap Value Portfolio	124
Short-Term Bond Portfolio	135
High Yield Bond Portfolio	161
Asset Allocation Portfolio	102

With respect to certain Portfolios, MSA has engaged and oversees sub-advisers who manage the day- to- day investment operations of such Portfolios. MSA pays each sub-adviser a fee based on the average daily net assets of each such Portfolio out of its investment management fee.

Note 8. Federal Income Tax Matters

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to the tax treatment of deferred losses, corporate actions and interest only securities.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities. Permanent differences primarily relate to character differences with respect to income on swaps, foreign currency transactions and paydowns on structured product investments.

Certain losses incurred by the Portfolios after October 31 are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Deferred late year losses for federal income tax purposes are carried forward to offset future income or net realized gains. A summary of the Portfolios’ late year losses and capital loss carryovers as of December 31, 2012 is provided below:

	Late Year Capital Losses	Late Year Ordinary Losses	Capital Loss Carryover
			Amount Subject to Expiration	Expiration	Utilized in 2012	Amount Not Subject to Expiration
	(Amounts in thousands)
Growth Stock Portfolio	$-	$-	$-	-	$9,537	$-
Focused Appreciation Portfolio	-	-	1,071	2017	176	-
Large Cap Core Stock Portfolio	-	-	9,207	2017	35,931	-
Large Cap Blend Portfolio	-	-	-	-	12,340	-
Index 500 Stock Portfolio	-	-	-	-	-	-
Large Company Value Portfolio	106	24	3,453	2017-2018	3,107	-
Domestic Equity Portfolio	-	-	56,245	2016-2017	72,493	-
Equity Income Portfolio	-	-	1,372	2017-2018	12,421	-
Mid Cap Growth Stock Portfolio	-	-	-	-	42,790	-
Index 400 Stock Portfolio	-	-	-	-	-	-
Mid Cap Value Portfolio	-	-	-	-	5,016	-
Small Cap Growth Stock Portfolio	-	-	41,627	2017	40,135	-
Index 600 Stock Portfolio	-	-	-	-	-	-
Small Cap Value Portfolio	-	-	-	-	-	-
International Growth Portfolio	-	-	61,099	2017	-	6,529
Research International Core Portfolio	-	36	10,028	2016-2018	1,830	-
International Equity Portfolio	-	-	-	-	18,962	-

Notes to Financial Statements	259

Notes to Financial Statements

	Late Year Capital Losses	Late Year Ordinary Losses	Capital Loss Carryover
			Amount Subject to Expiration	Expiration	Utilized in 2012	Amount Not Subject to Expiration
	(Amounts in thousands)
Emerging Markets Equity Portfolio	$-	$-	$-	$-	$-	$-
Money Market Portfolio	-	-	-	-	-	3
Short-Term Bond Portfolio	98	-	-	-	-	524
Select Bond Portfolio	-	-	-	-	-	-
Long-Term U.S. Government Bond Portfolio	-	-	-	-	-	-
Inflation Protection Portfolio	-	-	-	-	-	-
High Yield Bond Portfolio	-	-	32,411	2016-2017	-	732
Multi-Sector Bond Portfolio	-	-	-	-	-	-
Commodities Return Strategy Portfolio	-	-	-	-	-	-
Balanced Portfolio	-	-	-	-	26,787	-
Asset Allocation Portfolio	-	-	3,179	2017	18,288	-

Under the Regulated Investment Company Modernization Act of 2010 (“Modernization Act”), capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

	2012 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain
	(Amounts in thousands)
Growth Stock Portfolio	$3,139	$-
Focused Appreciation Portfolio	1,010	-
Large Cap Core Stock Portfolio	4,738	-
Large Cap Blend Portfolio	736	3,145
Index 500 Stock Portfolio	30,164	30,165
Large Company Value Portfolio	1,609	-
Domestic Equity Portfolio	8,652	-
Equity Income Portfolio	5,715	-
Mid Cap Growth Stock Portfolio	1,047	-
Index 400 Stock Portfolio	4,436	20,231
Mid Cap Value Portfolio	2,021	-
Small Cap Growth Stock Portfolio	-	-
Index 600 Stock Portfolio	2,285	1,194
Small Cap Value Portfolio	1,466	4,508
International Growth Portfolio	4,070	-
Research International Core Portfolio	3,294	-
International Equity Portfolio	35,832	-
Emerging Markets Equity Portfolio	309	93
Money Market Portfolio	676	-
Short-Term Bond Portfolio	1,769	-
Select Bond Portfolio	68,063	10,069
Long-Term U.S. Government Bond Portfolio	8,953	1,356
Inflation Protection Portfolio	6,029	1,827
High Yield Bond Portfolio	26,613	-
Multi-Sector Bond Portfolio	1,801	659
Commodities Return Strategy Portfolio	-	3
Balanced Portfolio	26,176	-
Asset Allocation Portfolio	545	-

260	Notes to Financial Statements

Notes to Financial Statements

	2011 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain
	(Amounts in thousands)
Growth Stock Portfolio	$4,271	$-
Focused Appreciation Portfolio	572	-
Large Cap Core Stock Portfolio	4,523	-
Large Cap Blend Portfolio	550	-
Index 500 Stock Portfolio	28,570	34,671
Large Company Value Portfolio	1,205	-
Domestic Equity Portfolio	8,356	-
Equity Income Portfolio	4,374	-
Mid Cap Growth Stock Portfolio	2,086	-
Index 400 Stock Portfolio	7,351	22,879
Mid Cap Value Portfolio	2,135	-
Small Cap Growth Stock Portfolio	1,448	-
Index 600 Stock Portfolio	662	1,245
Small Cap Value Portfolio	2,251	-
International Growth Portfolio	3,374	-
Research International Core Portfolio	1,332	-
International Equity Portfolio	28,606	-
Emerging Markets Equity Portfolio	1,340	-
Money Market Portfolio	645	-
Short-Term Bond Portfolio	2,493	-
Select Bond Portfolio	68,303	8,195
Long-Term U.S. Government Bond Portfolio	14,173	3,014
Inflation Protection Portfolio	515	737
High Yield Bond Portfolio	25,673	-
Multi-Sector Bond Portfolio	13,385	2,442
Commodities Return Strategy Portfolio	-	3
Balanced Portfolio	62,036	-
Asset Allocation Portfolio	5,767	-

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amounts in thousands)
Growth Stock Portfolio	$5,017	$52,317	$-	$64,988
Focused Appreciation Portfolio	2,567	-	(1,071)	88,826
Large Cap Core Stock Portfolio	5,721	-	(9,207)	37,410
Large Cap Blend Portfolio	54	13	-	547
Index 500 Stock Portfolio	37,338	37,546	-	419,403
Large Company Value Portfolio	101	-	(3,583)	7,499
Domestic Equity Portfolio	8,767	-	(56,245)	13,238
Equity Income Portfolio	7,979	-	(1,372)	33,884
Mid Cap Growth Stock Portfolio	3,305	39,481	-	113,459
Index 400 Stock Portfolio	8,271	16,975	-	76,888
Mid Cap Value Portfolio	2,889	1,673	-	8,142
Small Cap Growth Stock Portfolio	2,247	-	(41,627)	28,956
Index 600 Stock Portfolio	96	101	-	7,123
Small Cap Value Portfolio	5,972	2,290	-	107,936
International Growth Portfolio	5,271	-	(67,628)	33,845
Research International Core Portfolio	458	-	(10,064)	23,971
International Equity Portfolio	35,539	421	-	190,141
Emerging Markets Equity Portfolio	2,345	589	-	19,829
Money Market Portfolio	415	-	(3)	-
Short-Term Bond Portfolio	273	-	(621)	1,398
Select Bond Portfolio	62,323	4,531	-	58,856
Long-Term U.S. Government Bond Portfolio	209	15	-	747
Inflation Protection Portfolio	5,309	2,509	-	17,949
High Yield Bond Portfolio	27,656	-	(33,143)	28,708
Multi-Sector Bond Portfolio	16,562	1,400	-	22,159
Commodities Return Strategy Portfolio	-	-	-	66
Balanced Portfolio	78,088	93,746	-	143,251
Asset Allocation Portfolio	7,353	-	(3,179)	18,164

Notes to Financial Statements	261

Notes to Financial Statements

Note 9. Voluntary Reimbursements

Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld attributable to the portion of the Portfolio owned by Northwestern Mutual. Reimbursements are recorded when foreign dividend taxes are accrued.

Voluntary reimbursements for the periods ended December 31, 2012 and 2011 are summarized below:

Portfolio	2012 Reimbursements	2011 Reimbursements
International Growth Portfolio	$330,126	$316,188
International Equity Portfolio	2,261,710	2,789,589
Research International Core Portfolio	124,547	134,488
Emerging Markets Equity Portfolio	305,832	213,969

Note 10. Guarantees

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss to be remote.

Note 11. Basis of Consolidation

The NMSF Cayman Commodity Fund, Ltd. (“Subsidiary”), a Cayman Islands exempted company, was incorporated on March 8, 2011 and is a wholly owned subsidiary of the Commodities Return Strategy Portfolio (“Commodities Portfolio”). Investing in the Subsidiary allows the Commodities Portfolio to achieve greater exposure to commodities-related investments in pursuit of its investment objectives as outlined in the prospectus and statement of additional information. The Commodities Portfolio is the sole shareholder of the Subsidiary with the intent that the Commodities Portfolio will retain all rights to the Subsidiary. The Commodities Portfolio may invest up to 25% of its total assets in the Subsidiary, which may invest without limitation in commodity index linked and commodity linked derivative instruments and other derivatives such as swap agreements and futures contracts that provide exposure to the performance of the commodities markets. The Subsidiary also may invest in fixed income securities. The Commodities Portfolio’s Schedule of Investments and related financial statements have been consolidated and includes the accounts of both the Commodities Portfolio and the Subsidiary. All inter-company transactions and balances have been eliminated.

Note 12. Investment Income and Securities Transactions

For the period ended December 31, 2012, transactions in securities other than money market investments were (amounts in thousands):

262	Notes to Financial Statements

Notes to Financial Statements

Portfolio	Total Security Purchases	U.S. Govt. Security Purchases	Total Security Sales/Maturities	U.S. Govt. Security Sales/Maturities
Growth Stock Portfolio	$354,347	$-	$386,781	$-
Focused Appreciation Portfolio	66,457	-	51,646	-
Large Cap Core Stock Portfolio	278,237	-	288,200	-
Large Cap Blend Portfolio	94,641	-	95,847	-
Index 500 Stock Portfolio	46,172	-	109,505	-
Large Company Value Portfolio	34,523	-	27,547	-
Domestic Equity Portfolio	513,789	-	534,931	-
Equity Income Portfolio	103,698	-	56,066	-
Mid Cap Growth Stock Portfolio	499,159	-	611,175	-
Index 400 Stock Portfolio (a)	52,916	-	49,152	-
Mid Cap Value Portfolio	127,439	-	108,405	-
Small Cap Growth Stock Portfolio	275,233	-	320,556	-
Index 600 Stock Portfolio (b)	34,605	-	23,244	-
Small Cap Value Portfolio	22,145	-	30,404	-
International Growth Portfolio	202,860	-	188,161	-
Research International Core Portfolio	212,815	-	75,173	-
International Equity Portfolio	543,656	-	525,170	-
Emerging Markets Equity Portfolio	132,161	-	54,593	-
Money Market Portfolio	-	-	-	-
Short-Term Bond Portfolio	77,626	306,610	85,244	309,664
Select Bond Portfolio (c)	733,924	1,703,274	638,301	1,438,548
Long-Term U.S. Government Bond Portfolio	5,942	199,212	17,906	225,511
Inflation Protection Portfolio	93,757	126,833	68,686	96,386
High Yield Bond Portfolio	236,374	-	176,567	-
Multi-Sector Bond Portfolio	169,111	70,568	60,023	54,407
Commodities Return Strategy Portfolio	116,556	42,284	74,482	34,070
Balanced Portfolio (d)	1,561,053	932,776	1,641,353	794,750
Asset Allocation Portfolio (e)	193,583	57,471	197,081	48,209

(a)	Includes (in thousands) $36 of sales directly with affliliates
(b)	Includes (in thousands) $36 of purchases directly with affiliates
(c)	Includes (in thousands) $4,183 of purchases directly with affliliates
(d)	Includes (in thousands) $4,215 of sales directly with affiliates
(e)	Includes (in thousands) $32 of purchases directly with affiliates

Notes to Financial Statements	263

Notes to Financial Statements

Transactions with Affiliated Companies

An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities or which the Portfolio controls, is controlled by or with which the Portfolio is under common control. Transactions with affiliated companies during the period ended December 31, 2012 are as follows:

Portfolio	Value at 12/31/2011	Purchases	Sales	Value at 12/31/2012	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2012
	(Amounts in thousands)
Balanced
Research International Core	$–	$92,361	$–	$106,843	$–	$1,361	$–	40.9%
International Equity	–	40,114	–	47,329	–	1,114	–	3.2
Emerging Markets Equity	–	5,009	–	5,273	–	7	2	2.1

	$–	$137,484	$–	$159,445	$–	$2,482	$2

Asset Allocation
Research International Core	$–	$14,209	$–	$16,437	$–	$209	$–	6.3%
International Equity	–	6,171	–	7,281	–	171	–	0.5
Emerging Markets Equity	–	1,002	–	1,055	–	2	–	0.4

	$–	$21,382	$–	$24,773	$–	$382	$–

Note 13. Litigation

The Index 400 Stock, Index 500 Stock, Small Cap Value and Equity Income Portfolios are among the defendants in lawsuits and/or adversary proceedings (the “Actions”) in bankruptcy proceedings arising out of investments made by those Portfolios in two separate companies. These Actions seek to recover all payments made to beneficial owners of common stock in 2007 in connection with leveraged buy-out transactions involving each company. The Actions allege no misconduct by the Portfolios or management, and management intends to vigorously defend these Actions. The defendant shareholders have filed motions to dismiss both lawsuits. The value of the proceeds received by these Portfolios in 2007, and the percentage the proceeds represent of each Portfolio’s net assets as of December 31, 2012, were: Index 400 Stock Portfolio $5,600,000 (1.17% of net assets); Index 500 Stock Portfolio $977,000 (0.06% of net assets); Small Cap Value Portfolio $618,000 (0.15% of net assets); and Equity Income Portfolio $2,873,000 (0.70% of net assets).

Note 14. Subsequent Events

Effective January 1, 2013, with respect to the Money Market Portfolio, MSA voluntarily agreed to waive its entire investment advisory fee commencing on January 1, 2013 and continuing for a period of time to be determinded by MSA.

Northwestern Mutual is requesting approval of the Securities and Exchange Commission (“SEC”) to substitute an unaffiliated mutual fund for the Commodities Return Strategy Portfolio (“Commodities Portfolio”) as an investment option under the variable annuity and variable life insurance contracts issued by Northwestern Mutual. Subject to the SEC’s approval of such request, the Commodities Portfolio is expected to dissolve immediately following the effectiveness of such substitution (“Substitution”). The date for completing the Substitution is subject to SEC approval, which has not yet been received. Northwestern Mutual or its affiliates will bear all expenses incurred in connection with the Substitution. As of December 31, 2012, Northwestern Mutual (a related party) owned 50,003,499.32 shares in the Commodities Portfolio with a value of $39,402,757 which represented 25.8% of the Commodities Portfolio’s net assets. Northwestern Mutual intends to redeem those shares prior to the Substitution.

264	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of assets and liabilities, of operations, of changes in net assets, of cash flows for the Long-Term U.S. Government Bond Portfolio and the financial highlights present fairly, in all material respects, the financial position of Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Commodities Return Strategy Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the “Fund”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows for Long-Term U.S. Government Bond Portfolio for the year then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

February 28, 2013

Report of Independent Registered Public Accounting Firm	265

Proxy Voting and Portfolio Holdings

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q filings are available (i) on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.northwesternmutual.com.

266	Proxy Voting and Portfolio Holdings

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Series Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2012. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal, provided no director shall serve a term or successive terms totaling more than twelve (12) years. The twelve-year service limitation commences for all directors on the later of May 1, 2003, or the date of his or her election or appointment to the Board. Notwithstanding the foregoing, the Series Fund’s By-Laws provide that a director who has attained the age of seventy (70) on or before the first quarterly Board meeting in a calendar year shall retire effective at the end of the meeting. If a director attains age seventy (70) after the first quarterly Board meeting in a calendar year, he or she shall retire effective at the end of the first quarterly Board meeting in the following calendar year. The statement of additional information contains additional information about Series Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Michael G. Smith 720 East Wisconsin Avenue Milwaukee, WI 53202 1944	Director	Since 2003	28	Trustee of The Ivy Family of
Funds (2 registered
investment companies - 29
portfolios), Director of the
TDX Independence Funds,
Inc. (5 portfolios), Director
of CTMG, Inc. and Cox
Business School, Southern
				Methodist University

Principal Occupation During Past 5 Years: Private investor; retired since 1999.

Miriam M. Allison 720 East Wisconsin Avenue Milwaukee, WI 53202 1947	Director	Since 2006	28	Director of Wasatch Funds, Inc. (18 portfolios)

Principal Occupation During Past 5 Years: Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.

Robert H. Huffman III 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	28	None

Principal Occupation During Past 5 Years: Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser since 2004.

Christy L. Brown 720 East Wisconsin Avenue Milwaukee, WI 53202 1965	Director	Since 2012	28	None

Principal Occupation During Past 5 Years: Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee. Prior thereto, Executive Vice President and General Counsel, Milwaukee Area Technical College.

Director and Officer Information	267

Director and Officer Information (Unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Gail L. Hanson 720 East Wisconsin Avenue Milwaukee, WI 53202 1955	Director	Since 2012	28	Director of Artisan Funds, Inc. (12 portfolios)

Principal Occupation During Past 5 Years: Since February 2011, Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.

Other Directors
Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Jefferson V. DeAngelis 720 East Wisconsin Avenue Milwaukee, WI 53202 1958	Chairman of the Board	Since 2012	28	None

Principal Occupation During Past 5 Years: President of Mason Street Advisors, LLC (MSA) since 2008. Senior Vice President – Public Markets since 2009 of Northwestern Mutual and Chief Investment Officer of Northwestern Mutual Wealth Management since November, 2012. Prior thereto, Managing Director of Fixed Income of MSA from 1992 to 2008.

Northwestern Mutual Series Fund, Inc.

Executive Officers

Name, Address, and Year of Birth	Position	Length of Time Served

R. David Ells 720 East Wisconsin Avenue Milwaukee, WI 53202 1968	President	Since 2010

Principal Occupation During Past 5 Years: Managing Director of Mason Street Advisors, LLC (MSA) since 2010. Prior thereto, Director of MSA from 2004 to 2010.

Walter M. Givler 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Vice President; Chief Financial Officer & Treasurer	Since 2003

Principal Occupation During Past 5 Years: Vice President – Accounting Policy of Northwestern Mutual since 2007.

Kate M. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	Vice President - Operations	Since 2004

Principal Occupation During Past 5 Years: Vice President – Operations since 2004 and Treasurer since 2008 of Mason Street Advisors, LLC

Barbara E. Courtney 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Controller & Chief Accounting Officer	Since 1996

Principal Occupation During Past 5 Years: Director of Mutual Fund Accounting of Northwestern Mutual since 2002.

268	Director and Officer Information

Director and Officer Information (Unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served

Michael W. Zielinski 720 East Wisconsin Avenue Milwaukee, WI 53202 1974	Chief Compliance Officer	Since 2006

Principal Occupation During Past 5 Years: Chief Compliance Officer of Mason Street Advisors, LLC since 2006.

Randy M. Pavlick 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Secretary	Since 2006

Principal Occupation During Past 5 Years: Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors, LLC, each since 2004.

Director and Officer Information	269

Approval and Continuance of Investment

Sub-Advisory Agreements

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as applicable, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements, including sub-advisory agreements, within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of Northwestern Mutual Series Fund, Inc. (the “Series Fund”) considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors has appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis during the course of the year.

Board Approvals During the Six-Month Period Ended December 31, 2012

At its August 9, 2012 meeting, the Series Fund Board, including the directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Series Fund or Mason Street Advisors (“Independent Directors”), unanimously approved the continuance of (1) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Janus Capital Management LLC (“Janus”) relating to the Series Fund’s Focused Appreciation Portfolio; (2) the Investment Sub-Advisory Agreement between Mason Street Advisors and Janus relating to the Series Fund’s International Growth Portfolio and (3) the Investment Sub-Advisory Agreement between Mason Street Advisors and American Century Investment Management, Inc. (“ACI”) relating to the Series Fund’s Large Company Value Portfolio, Inflation Protection Portfolio and Mid Cap Value Portfolio.

At its August 9, 2012 meeting, the Series Fund Board, including the Independent Directors, also unanimously approved a new Investment Sub-Advisory Agreement between Mason Street Advisors and Delaware Management Company, a Series of Delaware Management Business Trust (“Delaware”) relating to the Domestic Equity Portfolio (the “Delaware Sub-Advisory Agreement”) and a new Investment Sub-Advisory Agreement between Mason Street Advisors and Fiduciary Management, Inc. (“FMI”) relating to the Large Cap Blend Portfolio (the “FMI Sub-Advisory Agreement” and, together with the Delaware Sub-Advisory Agreement, the “New Sub-Advisory Agreements”). Delaware and FMI are sometimes collectively referred to hereinafter as the “New Sub-Advisers.”

At its November 15, 2012 meeting, the Series Fund Board, including the Independent Directors, unanimously approved the continuance of (1) the Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the Series Fund’s Small Cap Value Portfolio and Equity Income Portfolio; (2) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Pacific Investment Management Company LLC (“PIMCO”) relating to the Series Fund’s Long-Term U.S. Government Bond Portfolio and Multi-Sector Bond Portfolio and (3) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Credit Suisse Asset Management, LLC (“Credit Suisse”) relating to the Series Fund’s Commodities Return Strategy Portfolio. The Board also approved a related Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Credit Suisse covering the NMSF Cayman Commodity Fund Ltd., a wholly-owned Cayman Islands subsidiary of the Commodities Return Strategy Portfolio. Janus, ACI, T. Rowe Price, PIMCO and Credit Suisse are sometimes collectively referred to hereinafter as the “Sub-Advisers,” their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios” and the respective Investment Sub-Advisory Agreements with such Sub-Advisers are collectively referred to herein as the “Existing Sub-Advisory Agreements.”

Approval of New Sub-Advisory Agreements Relating to Domestic Equity and Large Cap Blend Portfolios

In determining whether to approve the New Sub-Advisory Agreements on behalf of the Domestic Equity and Large Cap Blend Portfolios, the directors requested and received detailed information from Mason Street Advisors and the New Sub-Advisers to

270	Approval and Continuance of Investment Sub-Advisory Agreements

Approval and Continuance of Investment

Sub-Advisory Agreements

assist them in their evaluation, including information compiled by certain independent providers of evaluative data. The Independent Directors also received a memorandum from their counsel advising them of their responsibilities in connection with the approval of the New Sub-Advisory Agreements and summarizing the legal standards governing the review of the Agreements. In addition, during the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors and the New Sub-Advisers present, and were represented throughout the process by legal counsel to the Independent Directors.

The material factors and conclusions that formed the basis for the Board’s determination to approve the New Sub-Advisory Agreements include those discussed below. The Board’s decision was reached after extensive research and qualitative and quantitative analysis of numerous candidate firms and their respective organizational structures, investment processes and long-term performance records. In addition to the information provided to them in anticipation of and at the May 10, 2012 and August 9, 2012 meetings, the directors considered the in-person presentations from Delaware and FMI at the August 9, 2012 meeting and Delaware’s and FMI’s respective responses to the directors’ questions during that meeting. The directors also considered the detailed analysis conducted by Mason Street Advisors and provided to the directors, which was based on Mason Street Advisors’ due diligence visit to, and interview of, each of the New Sub-Advisers. The directors were provided with, and considered an analysis that included details regarding each New Sub-Adviser’s investment performance, investment process, investment professionals and firm and operational and enterprise issues. The directors evaluated a variety of information they deemed relevant. No one particular factor was identified as controlling, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors.

Nature, Extent and Quality of Services. The directors evaluated the nature, scope, extent and quality of services to be provided by Delaware with respect to the Domestic Equity Portfolio and by FMI with respect to the Large Cap Blend Portfolio. The directors considered the process followed to identify potential sub-advisers for each Portfolio, and the rationale for the recommendation of Delaware as sub-adviser for the Domestic Equity Portfolio and FMI as sub-adviser for the Large Cap Blend Portfolio. The directors also considered the breadth and depth of experience of each of the New Sub-Advisers in managing other accounts using similar investment strategies, including other mutual funds using substantially similar strategies. The directors’ considerations included information about each New Sub-Adviser’s organization and the tenure, experience and performance of the New Sub-Advisers’ respective investment management teams. With respect to Delaware, the directors considered Delaware’s portfolio management team structure and the investment decision-making process among the members of the team. The directors also took into consideration Delaware’s consistent, understandable and disciplined investment approach and Delaware’s apparent commitment to the large cap value mandate. The directors also considered Delaware’s high conviction investment process and their favorable impression of the construction of similarly managed portfolios. With respect to FMI, the directors considered FMI’s investment management team structure and the continuity of the team. The directors also took into consideration FMI’s focused investment approach and its low turnover investment process. In connection with the foregoing, the directors noted that FMI’s focused approach provided a contrast to the offerings available to owners of variable annuity and variable life insurance products in the large cap blend space. The directors also considered FMI’s demonstrated attention to asset size. The directors took into consideration FMI’s private, employee-owned structure. The directors noted that the portfolio managers’ retirement plan assets were invested in the same manner as the client mandates managed by FMI, and observed that this created an alignment with the interests of FMI’s clients. Finally, the directors took into consideration each New Sub-Adviser’s general reputation and the resources available to be committed in managing the Portfolios. Based on their review of these factors and other factors deemed relevant, the directors concluded that they were satisfied with the nature, extent and quality of services to be provided by the New Sub-Advisers with respect to the Portfolios, and the resources to be committed by the New Sub-Advisers in providing such services.

Investment Performance. Because Delaware and FMI were newly appointed sub-advisers, the directors, at the meeting, could not consider the New Sub-Advisers’ respective investment performance in managing the Domestic Equity and Large Cap Blend Portfolios as a factor in evaluating the New Sub-Advisory Agreements. However, the directors considered each new Sub-Adviser’s performance record for other accounts, including other mutual funds, with investment objectives, investment policies and investment strategies substantially similar to the Portfolio to be managed by such New Sub-Adviser. In addition to absolute performance and risk adjusted performance for these similar accounts for both short and long-term periods, the directors considered a comparison of the performance to the returns of a peer group and universe of comparable funds underlying variable insurance products as compiled by an independent research firm, and to the performance averages of the respective Morningstar and Lipper categories for the same periods. The directors evaluated the similar accounts’ relative performance, and considered independent rankings and ratings where applicable, to provide an objective comparative benchmark against which they could assess the experience and ability of the New Sub-Advisers in managing similar accounts. The directors specifically noted the strong performance of such accounts over both the short and long-term periods, including,

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with respect to FMI, in down markets. Based on these and other factors deemed relevant, the directors concluded that they were satisfied with the experience and capabilities of each New Sub-Adviser and the personnel to be associated with the Portfolios.

Management Fees and Other Expenses. In evaluating the management fees paid by the Domestic Equity and Large Cap Blend Portfolios, the directors considered the actual and contractual fees paid by each Portfolio under the Amended and Restated Advisory Agreement dated April 30, 2012, between Mason Street Advisors and the Series Fund with respect to each Portfolio (the “Advisory Agreement”). The directors also considered the sub-advisory fees to be paid by Mason Street Advisors to each New Sub-Adviser out of its management fee, including a comparison of those fees with fees charged by each New Sub-Adviser for similarly managed accounts, including other mutual funds. The directors considered a comparison of the actual and contractual management fees of each Portfolio and those of an independently selected peer group of mutual funds for each Portfolio. The directors considered the comparative data as a guide to help assess the reasonableness of each Portfolio’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided by peers is often not apparent. The directors also separately considered the allocation between Mason Street Advisors and each New Sub-Adviser of the respective Portfolio’s investment advisory fee (i.e. the amount of the advisory fee retained by Mason Street Advisors relative to that paid to each New Sub-Adviser as a sub-advisory fee). They determined that the allocation was reasonable and the product of arm’s length negotiation between Mason Street Advisors and each new Sub-Adviser.

The directors did not consider the management fees charged to other Mason Street Advisors’ clients as particularly relevant, because substantially all of those accounts were managed for affiliates of Mason Street Advisors and, as such, those accounts were priced based on different factors and considerations and, in some instances, had investment objectives and policies different than those of the Portfolios.

The directors further considered the total operating expenses of each Portfolio and a comparison of those expenses with such Portfolio’s peer group. The directors noted that the Domestic Equity Portfolio was projected to continue to be in the top Lipper quartile (meaning lowest) and the Large Cap Blend Portfolio was projected to continue to be in the second Lipper quartile (meaning second lowest), with respect to total operating expenses. In considering the level of management fees, the directors also considered the structure and size of each Portfolio, the expenses assumed by Mason Street Advisors, the existing expense cap arrangement agreed to by Mason Street Advisors for each Portfolio and the amounts waived or reimbursed by Mason Street Advisors under such agreements. Based on their review of the management and other expenses, the comparative data, and other factors deemed relevant by the directors, the directors concluded that the management fees and total operating expenses of each Portfolio were reasonable in relation to the nature, scope and quality of services to be provided.

Costs and Profitability. The directors also considered Mason Street Advisors’ pricing methodology for its services as investment adviser and for the products of which the Portfolios were investment options. Also considered was the financial condition of Mason Street Advisors and information concerning Mason Street Advisors’ costs and profitability with respect to its relationship with the Portfolios in general as well as in light of the sub-advisory fees negotiated with each New Sub-Adviser. Mason Street Advisors provided a profitability analysis for each Portfolio that included the expense allocation methodology used, net income for the Portfolio and net and gross profit margins for the Portfolio. In connection with its review of the profitability of Mason Street Advisors’ services to the Portfolios, the directors also considered services provided by affiliates of Mason Street Advisors. The directors also received information on soft dollar arrangements, including its policies for allocating brokerage and research services, and any other benefits to Mason Street Advisors or its affiliates arising from the Portfolios.

The directors recognized that there are limitations inherent in allocating costs and calculating profitability for an organization such as Mason Street Advisors, and that it is difficult to make comparisons of profitability among investment advisers and clients because comparative information is not generally publicly available and, when available, such information has been developed using a variety of assumptions and other factors. Based on their review of the profitability analysis for each Portfolio, the directors concluded that they were satisfied that Mason Street Advisors’ level of profitability from its relationship with the Portfolios was not excessive.

Economies of Scale. The directors also considered whether each Portfolio’s expense structure permitted economies of scale to be shared with such Portfolio’s investors. The directors considered that the fee schedule for each Portfolio contained breakpoints and the extent to which the Portfolios may benefit from economies of scale through those breakpoints. The directors also took into consideration the expense cap agreement that was in place with respect to each Portfolio. The directors

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also considered the total assets of each Portfolio and the expense ratios of the Portfolios. Based on this information, the Board concluded that the fee schedule and breakpoints evidenced an appropriate sharing of economies of scale between each Portfolio and Mason Street Advisors.

Other Information. The directors were presented with other information intended to assist them in their consideration of the approval of the New Sub-Advisory Agreements, including information about each New Sub-Adviser’s risk management infrastructure, compliance structure, compliance policies and procedures, brokerage practices and use of soft dollars. The directors also received information regarding pending or recent litigation or regulatory actions to which each New Sub-Adviser or its respective affiliates may have been a party, and responses to those actions, information regarding portfolio turnover, business continuity, succession planning, portfolio manager compensation, codes of ethics, and proxy voting policies and procedures.

Conclusions of the Directors. Based on a consideration of all information they deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of its business judgment concluded that it was in the best interest of the Domestic Equity Portfolio to approve the New Sub-Advisory Agreement between Mason Street Advisors and Delaware and in the best interest of the Large Cap Blend Portfolio to approve the New Sub-Advisory Agreement between Mason Street Advisors and FMI.

Restatement and Continuation of Existing Sub-Advisory Agreements Between Mason Street Advisors and Certain Sub-Advisers

In determining whether to approve the continuance of the Existing Sub-Advisory Agreements on behalf of the Series Fund, the Board requested and received detailed information from Mason Street Advisors and the Sub-Advisers to assist them in their evaluation, including information compiled by certain independent providers of evaluative data. The Board also had available Mason Street Advisors’ Executive Summary and Overview regarding each of the Sub-Advisers and other materials prepared by Mason Street Advisors, which contained detailed information concerning the expenses, performance, brokerage commissions, portfolio turnover, style consistency and other factors with respect to each of the Sub-Advised Portfolios, as well as a recap of the Sub-Advisers’ responses to the compliance questions contained in each Sub-Adviser’s Section 15(c) Report and the observations of Mason Street Advisors’ compliance group regarding the compliance structure and practices of each of the Sub-Advisers. While particular focus is given to an evaluation of the services, performance, fees, expenses and certain other relevant information under such Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Sub-Advisers and the nature, extent and quality of the services they provide to the Sub-Advised Portfolios, together with related information, is an ongoing one. As a result, the Board’s consideration of the nature, extent and quality of services, and the performance, fees, expenses and other relevant factors was informed by information provided and deliberations that occurred at other meetings throughout the year.

The Independent Directors also received a memorandum from their counsel advising them of their responsibilities in connection with the annual review of the Existing Sub-Advisory Agreements and summarizing the legal standards governing the renewal of such Agreements. The Independent Directors reviewed these standards with their counsel during the course of these meetings, including how these standards should be applied to the review of information relating to the Sub-Advisers under the Series Fund’s manager of managers structure. During the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors and the Sub-Advisers present, and were represented throughout the process by legal counsel.

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Existing Sub-Advisory Agreements with respect to each Sub-Advised Portfolio include those discussed below. In addition to the information provided to them at the meetings by Mason Street Advisers and the Sub-Advisers, the directors considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisers and their discussions with representatives of Mason Street Advisers, its affiliates and each Sub-Adviser. The directors received a presentation from representatives of each Sub-Adviser involved in the management of the respective Sub-Advised Portfolios. The directors evaluated a variety of information they deemed relevant on a Portfolio by Portfolio basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors, and different directors may have placed greater weight on certain factors than did other directors.

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Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Adviser’s services, factors considered by the directors included the Sub-Adviser’s overall business, organization and management structure, the tenure and experience of the Sub-Adviser’s investment personnel in general and the experience of the portfolio managers of each of the Sub-Advised Portfolios in particular, and changes in key personnel. The directors also received information provided by each Sub-Adviser with respect to its financial condition and assets under management, and noted in particular T. Rowe Price’s strong earnings and positive asset flows. The directors were provided with information regarding a recent workforce reduction implemented by Credit Suisse, but concluded that the reduction was not likely to impact services provided to the Commodities Return Strategy Portfolio based on Credit Suisse’s stated intention to continue to support and grow its commodities business. In connection with the renewal of the Existing Sub-Advisory Agreement with PIMCO, the directors considered recent changes to the organizational structure for the asset management business of PIMCO’s parent company, and concluded that the changes should not have an adverse effect on services provided to the Portfolios sub-advised by PIMCO. In connection with the renewal of the Existing Sub-Advisory Agreement with ACI, the Board considered ACI’s private ownership structure, which seems to afford ACI the flexibility to take a long term view, and its focus on money management as its sole line of business.

The directors also considered each Sub-Adviser’s investment philosophy and process and the scope of the services provided by the Sub-Advisers, noting in particular T. Rowe Price’s consistent, understandable investment strategy. The Board concluded that generally there were no changes in the services provided. The directors also considered the succession plans with respect to the management of the Sub-Advised Portfolios. The directors evaluated information provided by T. Rowe Price regarding its succession plan for the Small Cap Value Portfolio in light of the upcoming retirement of the Portfolio’s named portfolio manager, and concluded that in light of T. Rowe Price’s investment advisory committee structure and the qualifications of the named portfolio manager’s successor, professional coverage should be uninterrupted because the remaining professionals on the team had extensive knowledge of the mandate’s process and the Portfolio’s current holdings. Consideration was also given to each Sub-Adviser’s reputation in the industry in providing investment management services, each Sub-Adviser’s experience and the performance of each Sub-Advised Portfolio. Based on their review of these factors, their discussions with the Sub-Advisers and their experience with the services provided by the Sub-Advisers for the respective Sub-Advised Portfolios, the directors concluded, within the context of their overall determinations regarding the Existing Sub-Advisory Agreements, that they were satisfied with the nature, extent and quality of services provided by each Sub-Adviser on behalf of the respective Sub-Advised Portfolio, and the resources committed by each Sub-Adviser in providing those services.

Management Fees and Other Expenses. The directors evaluated the reasonableness of management fees and total expenses paid by the Sub-Advised Portfolios under the Existing Sub-Advisory Agreements. The directors considered the actual and contractual fees paid by each Sub-Advised Portfolio. The directors also considered the sub-advisory fees, which fees are paid by Mason Street Advisers out of its management fee, including a comparison of those fees with fees charged by the Sub-Advisers for similarly managed accounts. In considering the level of management fees, the directors also considered the size of each Sub-Advised Portfolio, expenses assumed by Mason Street Advisors, and the existing expense cap arrangements agreed to by Mason Street Advisors with respect to each Sub-Advised Portfolio.

As part of its evaluation, the directors received and reviewed an independent analysis prepared by Lipper of comparative expense and performance data for each Sub-Advised Portfolio. Lipper provided data comparing each Portfolio’s net and total expenses with those of a peer group of funds underlying variable insurance products, as well as a universe of funds underlying variable insurance products across each fund’s investment classification and objective, each as selected by Lipper. The directors considered the comparative data as a guide to help assess the reasonableness of each Portfolio’s net and total expense ratios. The directors noted that all but two of the Sub-Advised Portfolios were in the top two Lipper quartiles (meaning lowest expenses) of their respective peer groups for both gross and net expenses, for the period ended December 31, 2011. With respect to the Portfolios that were in the third Lipper quartile with respect to expenses, the directors considered that expense cap agreements were in place for each such Portfolio, that an advisory fee waiver had been implemented with respect to one of the Portfolios and that the other Portfolio was in Lipper’s top quartile (meaning lowest fees) for advisory fees. Expense information considered by the directors for the period ended December 31, 2011 was based on actual expenses plus estimated expenses that were shifted to the Portfolios pursuant to the Advisory Agreement, after giving effect to expense caps and breakpoints.

Based on their review of the above information and other factors deemed relevant by the directors, the directors concluded that the management fees and total expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time.

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Investment Performance of the Sub-Advised Portfolios. The directors reviewed the investment performance of each Sub-Advised Portfolio over a variety of time periods. In addition to absolute performance and risk adjusted performance for each Sub-Advised Portfolio for both short and long-term periods, the directors considered (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year (as applicable) performance to the returns of appropriate benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall star rating for each Portfolio (as applicable), and (iii) the Morningstar and the Lipper rankings for the one-, three- and five-year (as applicable) periods. The directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and viewed this information as providing an objective comparative benchmark against which they could assess the performance of each Sub-Advised Portfolio. The directors also considered the performance of accounts managed in a similar manner by each of the Sub-Advisers, where available, and information from the Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolio in question. In connection with their evaluation of the performance of the Sub-Advised Portfolios, the directors also took into consideration the risk profile for each Sub-Advised Portfolio over the short and long term relative to its performance. The performance was considered in light of each Sub-Advised Portfolio’s investment objective and strategies as well as market conditions. In addition to performance information presented at the meeting, the directors considered the detailed performance information, market commentary, portfolio analysis and portfolio manager presentations they received periodically throughout the year. Generally speaking, while attentive to short term performance and what it might indicate, the directors gave greater weight to longer term performance.

The directors noted in particular their satisfaction with improving investment performance of the Portfolios sub-advised by ACI that seemed related to ACI’s revisions to investment process. The directors also noted that the short term performance of the Focused Appreciation Portfolio had improved, and observed that the Portfolio continued to maintain a strong long term track record. The directors noted favorably the strong investment results of the Portfolios sub-advised by T. Rowe Price and PIMCO as well as the low portfolio turnover rates of the Portfolios sub-advised by T. Rowe Price. The directors considered that the current portfolio management team for the International Growth Portfolio had been in place for less than two years, and thus its three year performance record continued to be negatively impacted by performance prior to the time Janus had been appointed as sub-adviser. Finally, with respect to the Commodities Return Strategy Portfolio, which had underperformed its benchmark since inception in 2011, the directors considered the role of the Portfolio in the variable annuity and variable life products for which it was an investment option, which was to provide pure exposure to a commodities return through an enhanced index strategy for purposes of diversification. The directors concluded that the Portfolio’s performance relative to this goal was sufficient to warrant approval of the continuation of the Existing Sub-Advisory Agreement with Credit Suisse.

The Board concluded that, in the totality of the circumstances and within the context of its overall determinations regarding the Existing Sub-Advisory Agreements, the performance of each Sub-Advised Portfolio was within an acceptable range compared to benchmarks and/or peers to support the continuation of each Existing Sub-Advisory Agreement.

Costs and Profitability. The directors reviewed information provided by Mason Street Advisors regarding the profitability realized by Mason Street Advisors due to its relationship with the Sub-Advised Portfolios. The directors considered Mason Street Advisors’ quarterly presentation to the directors regarding Mason Street Advisors’ revenues, expenses, income and profit margins allocable to its services to the Sub-Advised Portfolios on an aggregate and a per Portfolio basis, and Mason Street Advisors’ allocation methodology with respect to the revenues and expenses. The profitability information presented for the directors’ consideration was supplemented by the aforementioned information regarding the range of peer expenses in each Sub-Advised Portfolio’s respective Lipper category and the ranking of each Sub-Advised Portfolio within the categories. The directors also considered the profitability information related to certain of the Sub-Advised Portfolios where such information had been provided and the financial statements of certain Sub-Advisers or their affiliates who had not provided specific profitability information. In all instances, including in those cases where profitability information had not been provided, the directors noted that the sub-advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and the Sub-Advisers. The directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisers because comparative information is not generally publicly available and, when available, such information had been developed using a variety of assumptions and other factors.

The directors considered certain fall-out benefits that may be realized by Mason Street Advisors and its affiliates due to their relationship with the Sub-Advised Portfolios, including the participation of fund families advised by certain Sub-Advisers to the Sub-Advised Portfolios in affinity fund or select fund programs offered by an affiliate of Mason Street Advisors and the payment of fees by those entities to affiliates of Mason Street Advisors. The directors also reviewed information concerning

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the Sub-Advisers’ soft dollar arrangements and any other benefits to the Sub-Advisers arising from their relationships with the Sub-Advised Portfolios.

The Board concluded, within the context of its overall determinations regarding the Existing Sub-Advisory Agreements, that the fees paid by each of the Sub-Advised Portfolios, and the profits realized by Mason Street Advisors and the Sub-Advisers due to their relationships with the Sub-Advised Portfolios, were not excessive.

Economics of Scale. The directors also considered whether each Sub-Advised Portfolio’s expense structure permitted economies of scale to be shared with such Portfolio’s investors. The directors considered the breakpoints contained in the advisory fee schedules for all but one of the Sub-Advised Portfolios and the extent to which the Sub-Advised Portfolios may benefit from economies of scale through those breakpoints. With respect to the Sub-Advised Portfolio for which breakpoints had not been established, the directors also took into account the expense cap agreement that was in place with respect to such Portfolio. The directors considered that the fee schedules for all but two of the Sub-Advised Portfolios contained breakpoints, and that the fee schedules and breakpoints evidenced an appropriate sharing of economies of scale between each Sub-Advised Portfolio and Mason Street Advisors. The directors also considered the total assets of each Sub-Advised Portfolio and the expense ratios of the Sub-Advised Portfolios.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Existing Sub-Advisory Agreements, that each Sub-Advised Portfolio’s fee structure reflected appropriate economies of scale for the benefit of such Portfolio’s investors.

Other Information. The directors were presented with other information intended to assist them in their consideration of the continuation of the Existing Sub-Advisory Agreements, including information about the services provided by affiliates of Mason Street Advisors to the Sub-Advised Portfolios. The directors considered reports from Mason Street Advisors on its review of the respective compliance programs of the Sub-Advisers, recent compliance exceptions noted, pending or recent litigation or regulatory actions to which a Sub-Adviser or its affiliates may have been a party, and the applicable Sub-Adviser’s response. Their review further included information relating to each Sub-Adviser’s risk management infrastructure, information regarding portfolio manager compensation, brokerage and proxy voting practices, codes of ethics, business continuity and other matters.

Conclusions of the Directors. Based on a consideration of all information they deemed relevant in its totality, the directors, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of their reasonable business judgment concluded that it was in the best interest of each Portfolio to approve the continuation of each of the Existing Sub-Advisory Agreements between Mason Street Advisors and the Sub-Advisers.

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REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Miriam M. Allison, Gail L. Hanson and Michael G. Smith. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant

	2011	2012
	$562,000	$584,340

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant

	2011	2012
	$0	$0

(c) Tax Fees

	2011	2012
	$99,200	$95,765

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees

	2011	2012
	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.

(g) Aggregate non-audit fees of Registrant and related service providers

	2011	2012
	$136,700	$154,715

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Disclosure Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ R. David Ells
R. David Ells, President

Date: February 14, 2013

By:	/s/ Walter M. Givler
Walter M. Givler, Vice-President,
Chief Financial Officer and
Treasurer

Date: February 14, 2013